UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-07607

Morgan Stanley Variable Insurance Fund, Inc.

(Exact name of registrant as specified in charter)

522 Fifth Avenue, New York, New York	10036
(Address of principal executive offices)	(Zip code)

John H. Gernon

522 Fifth Avenue, New York, New York 10036

(Name and address of agent for service)

Registrant's telephone number, including area code: 212-296-0289

Date of fiscal year end: December 31,

Date of reporting period: December 31, 2021

Item 1 - Report to Shareholders

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2021

Core Plus Fixed Income Portfolio

The Fund is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies offered by the separate accounts of certain life insurance companies.

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2021

Expense Example	2
Investment Overview	3
Portfolio of Investments	5
Statement of Assets and Liabilities	15
Statement of Operations	16
Statements of Changes in Net Assets	17
Financial Highlights	18
Notes to Financial Statements	20
Report of Independent Registered Public Accounting Firm	30
Liquidity Risk Management Program	31
Federal Tax Notice	32
Director and Officer Information	33

1

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2021

Expense Example (unaudited)

Core Plus Fixed Income Portfolio

As a shareholder of the Core Plus Fixed Income Portfolio (the "Fund"), you incur two types of costs: (1) insurance company charges; and (2) ongoing costs, which may include advisory fees, administration fees, distribution (12b-1) fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2021 and held for the entire six-month period.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any insurance company charges. Therefore, the table below is useful in comparing ongoing costs, but will not help you determine the relative total cost of owning different funds. In addition, if these insurance company charges were included, your costs would have been higher.

	Beginning Account Value 7/1/21	Actual Ending Account Value 12/31/21	Hypothetical Ending Account Value	Actual Expenses Paid During Period*	Hypothetical Expenses Paid During Period*	Net Expense Ratio During Period**
Core Plus Fixed Income Portfolio Class I	$1,000.00	$1,001.90	$1,021.93	$3.28	$3.31	0.65%
Core Plus Fixed Income Portfolio Class II	1,000.00	1,000.60	1,020.67	4.54	4.58	0.90

*  Expenses are calculated using each Fund Class' annualized net expense ratio (as disclosed), multiplied by the average account value over the period and multiplied by 184/365 (to reflect the most recent one-half year period).

**  Annualized.

2

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2021

Investment Overview (unaudited)

Core Plus Fixed Income Portfolio

The Fund seeks above-average total return over a market cycle of three to five years by investing primarily in a diversified portfolio of fixed income securities.

Performance

For the fiscal year ended December 31, 2021, the Fund's Class I shares had a total return based on net asset value and reinvestment of distributions per share of –0.32%, net of fees, and –0.54%, net of fees, for Class II shares. The Fund's Class I and Class II shares outperformed the Fund's benchmark, the Bloomberg U.S. Aggregate Index (the "Index"), which returned –1.54%.

Factors Affecting Performance

•  Over the 12-month period ending December 31, 2021, U.S. Treasury yields rose across the curve as the market maneuvered the threats of supply-side bottlenecks, rising inflation, as well as new strains of COVID-19 — first delta and later omicron. Over the year, 10-year U.S. Treasury yields rose 60 basis points, ending the year at 1.51%. Yields rose outside the U.S. as well, in both the developed and emerging markets, as central banks reduced easy policy programs put in place in response to the coronavirus and, in some cases, began quantitative tightening to mitigate rapidly rising inflation.

•  The allocation to securitized credit was the largest contributor to the Fund's performance for the year. The sector benefited from strong yield advantages and easy monetary policy, as well as the strength of the housing market and healthy household balance sheets. Outperformance was driven by the portfolio's exposure to non-agency commercial mortgage-backed securities (CMBS), asset-backed securities and non-agency residential mortgage-backed securities (RMBS), as spreads narrowed throughout the year. The portfolio's underweight agency RMBS position also marginally contributed to relative performance, as did the portfolio's overweight to agency CMBS.

•  Also contributing to performance was the allocation to high yield corporate bonds. The high yield sector performed well in tandem with other risk assets as the U.S. economy reopened and lower credit quality bonds (which generally offer higher yields) outperformed as investors continued to search for yield.

•  The largest detractor from performance for the year was emerging market currency risk. The portfolio was long emerging market currencies versus the U.S. dollar, which hurt performance as the dollar strengthened over the year.

Management Strategies

•  Throughout the period, we maintained an overweight position to spread (non-government) sectors that we believe have strong or improving fundamentals, as well as areas that we think can be more resilient given the market impacts caused by the coronavirus and rising inflation. The overweight spread position was predominantly versus an underweight to U.S. Treasuries.

•  The Fund maintains an out-of-benchmark allocation to securitized credit, notably non-agency RMBS and CMBS. Throughout the year, the Fund increased the exposure to non-agency RMBS. We like their short duration profile, and the credit fundamentals are strong, in our view. The Fund also increased the allocation to CMBS, but has pared it back more recently, based on tight valuations and credit fundamentals in the retail and hotel subsectors.

•  The Fund modestly increased the allocation to high yield corporate bonds, focused in industrials, during the year. A significant amount of optimism on the economy and pandemic is priced into spreads. But we believe default risks look low, both absolutely and relative to history.

•  The Fund was positioned with an overweight to investment grade corporate bonds. Favorable monetary and fiscal policies as well as economic reopenings continue to anchor a supportive backdrop for credit. Fundamentals remain strong, despite headwinds from supply chains and inflationary pressures. Technicals remain supportive, driven by the continued demand for yield in an income-starved world.

•  With regard to interest rate strategy, the Fund moved to an underweight duration position during the year, focused in the U.S.

3

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2021

Investment Overview (unaudited)

Core Plus Fixed Income Portfolio

In accordance with SEC regulations, the Fund's performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class II shares will vary from the performance of Class I shares based upon its different inception date and will be negatively impacted by additional fees assessed to that class.

Performance Compared to the Bloomberg U.S. Aggregate Index(1)

	Period Ended December 31, 2021
	Total Returns(2)
		Average Annual
	One Year	Five Years	Ten Years	Since Inception(5)
Fund – Class I(3)	–0.32%	4.69%	4.55%	4.88%
Bloomberg U.S. Aggregate Index	–1.54	3.57	2.90	4.96
Fund – Class II(4)	–0.54	4.42	4.29	3.84
Bloomberg U.S. Aggregate Index	–1.54	3.57	2.90	3.97

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please contact the issuing insurance company or speak with your financial advisor. Investment return and principal value will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance shown does not reflect fees and expenses imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would be lower.

(1)  The Bloomberg U.S. Aggregate Index tracks the performance of U.S. government agency and Treasury securities, investment-grade corporate debt securities, agency mortgage-backed securities, asset-backed securities and commercial mortgage-backed securities. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)  Total returns for the Fund reflect fees waived and expenses reimbursed, if applicable, by the Adviser (as defined herein). Without such waivers and reimbursements, total returns would have been lower.

(3)  Commenced operations on January 2, 1997.

(4)  Commenced offering on May 1, 2003.

(5)  For comparative purposes, average annual since inception returns listed for the Index refers to the inception date or initial offering of the respective share class of the Fund, not the inception of the Index.

4

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2021

Portfolio of Investments

Core Plus Fixed Income Portfolio

	Face Amount (000)	Value (000)
Fixed Income Securities (98.8%)
Agency Adjustable Rate Mortgages (0.0%) (a)
Federal Home Loan Mortgage Corporation, Conventional Pool: 12 Month USD LIBOR + 1.63%, 1.94%, 7/1/45	$27	$28
Federal National Mortgage Association, Conventional Pool:
12 Month USD LIBOR + 1.59%, 1.84%, 12/1/45	11	11
		39
Agency Fixed Rate Mortgages (12.0%)
Federal Home Loan Mortgage Corporation, Gold Pools:
3.50%, 1/1/44	328	354
4.00%, 12/1/41 - 10/1/44	359	394
5.41%, 7/1/37 - 8/1/37	11	13
5.44%, 1/1/37 - 2/1/38	46	51
5.46%, 5/1/37 - 1/1/38	41	44
5.48%, 8/1/37	11	12
5.50%, 8/1/37 - 11/1/37	48	53
5.52%, 10/1/37	5	5
5.62%, 12/1/36 - 8/1/37	47	52
6.00%, 8/1/37 - 5/1/38	14	15
6.50%, 9/1/32	1	1
7.50%, 5/1/35	20	23
8.00%, 8/1/32	12	14
8.50%, 8/1/31	17	20
Federal National Mortgage Association, Conventional Pools:
2.50%, 2/1/50	224	229
3.00%, 7/1/49	66	67
3.50%, 7/1/46 - 7/1/49	761	798
4.00%, 11/1/41 - 8/1/49	726	791
4.50%, 8/1/40 - 9/1/48	245	263
5.00%, 7/1/40	46	52
5.62%, 12/1/36	18	19
6.00%, 12/1/38	150	169
6.50%, 11/1/27 - 10/1/38	12	13
7.00%, 6/1/29	5	5
7.50%, 8/1/37	34	40
8.00%, 4/1/33	27	32
8.50%, 10/1/32	27	33
9.50%, 4/1/30	2	2
February TBA: 2.50%, 2/1/52 (b)	6,250	6,361
January TBA: 2.00%, 1/1/52 (b)	850	847
	Face Amount (000)	Value (000)
Government National Mortgage Association, January TBA: 3.00%, 1/20/52 (b)	$1,000	$1,035
Various Pools: 3.50%, 11/20/40 - 7/20/46	276	291
4.00%, 7/15/44	102	111
5.00%, 12/20/48 - 2/20/49	27	29
		12,238
Asset-Backed Securities (10.4%)
AIMCO CLO, Series 2018-B 3 Month USD LIBOR + 1.10%, 1.22%, 1/15/32 (c)(d)	625	625
American Homes 4 Rent Trust, 6.07%, 10/17/52 (c)	490	537
Aqua Finance Trust, 1.54%, 7/17/46 (c)	149	148
Benefit Street Partners CLO XX Ltd., 3 Month USD LIBOR + 1.17%, 1.31%, 7/15/34 (c)(d)	390	390
Blackbird Capital Aircraft Lease Securitization Ltd., 5.68%, 12/16/41 (c)	357	339
Cologix Data Centers US Issuer LLC, 3.30%, 12/26/51 (c)	225	225
Conn's Receivables Funding 2021-A LLC, 2.87%, 5/15/26 (c)	125	125
CWABS Asset-Backed Certificates Trust, 1 Month USD LIBOR + 1.58%, 1.67%, 12/25/34 (d)	644	644
Falcon Aerospace Ltd., 3.60%, 9/15/39 (c)	201	196
Foundation Finance Trust, 3.86%, 11/15/34 (c)	138	141
FREED ABS Trust, 0.62%, 11/20/28 (c)	297	296
GAIA Aviation Ltd., 7.00%, 12/15/44 (c)	326	263
Goodgreen Trust, 5.53%, 4/15/55 (c)	477	495
JOL Air Ltd., 4.95%, 4/15/44 (c)	227	214
Lunar 2021-1 Structured Aircraft Portfolio Notes, 2.64%, 10/15/46 (c)	344	343
Lunar Aircraft Ltd., 3.38%, 2/15/45 (c)	117	114
Mosaic Solar Loan Trust, 1.92%, 6/20/52 (c)	224	219
New Residential Mortgage LLC, 5.44%, 6/25/25 - 7/25/25 (c)	829	840
NovaStar Mortgage Funding Trust, 1 Month USD LIBOR + 1.06%, 1.16%, 12/25/33 (d)	202	202
NRZ Excess Spread-Collateralized Notes, Class A 3.47%, 11/25/26 (c)	288	288

The accompanying notes are an integral part of the financial statements.
5

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2021

Portfolio of Investments (cont'd)

Core Plus Fixed Income Portfolio

	Face Amount (000)		Value (000)
Asset-Backed Securities (cont'd)
Octagon Investment Partners 51 Ltd., 3 Month USD LIBOR + 1.15%, 1.28%, 7/20/34 (c)(d)	$900		$900
Oxford Finance Funding LLC, 5.44%, 2/15/27 (c)	232		237
PMT FMSR Issuer Trust, 1 Month USD LIBOR + 3.00%, 3.09%, 3/25/26 (c)(d)	650		652
PNMAC GMSR Issuer Trust, 1 Month USD LIBOR + 2.85%, 2.95%, 2/25/23 (c)(d)	300		301
PRET 2021-NPL6 LLC, 2.49%, 7/25/51 (c)	225		227
Sculptor CLO XXVI Ltd., 3 Month USD LIBOR + 1.27%, 0.00%, 7/20/34 (c)(d)	840		844
SFS Asset Securitization LLC, 4.24%, 6/10/25 (c)	509		509
Sprite Ltd., 4.25%, 12/15/37 (c)	205		203
START Ireland, 4.09%, 3/15/44 (c)	147		147
			10,664
Collateralized Mortgage Obligations — Agency Collateral Series (1.9%)
Federal Home Loan Mortgage Corporation, 1 Month USD LIBOR + 4.35%, 4.44%, 12/25/26 (c)(d)	59		59
1 Month USD LIBOR + 5.25%, 5.34%, 7/25/26 (c)(d)	43		43
IO 2.63%, 1/25/49 (d)	715		139
2.65%, 2/25/49 (d)	1,635		330
2.66%, 1/25/49 (d)	2,950		592
3.07%, 11/25/36 (d)	475		156
3.46%, 10/25/38 (d)	800		285
IO REMIC 6.00% - 1 Month USD LIBOR, 5.89%, 11/15/43 - 6/15/44 (e)	1,030		167
IO STRIPS 7.50%, 12/15/29	2		—	@
Federal National Mortgage Association, IO REMIC 6.00%, 5/25/33 - 7/25/33	133		25
IO STRIPS 8.00%, 4/25/24	—	@	—	@
8.00%, 6/25/35 (d)	7		1
9.00%, 11/25/26	—	@	—	@
REMIC 7.00%, 9/25/32	19		23
	Face Amount (000)		Value (000)
Government National Mortgage Association, IO 0.76%, 8/20/58 (d)		$3,290	$60
5.00%, 2/16/41		50	9
IO PAC 6.15% - 1 Month USD LIBOR, 6.06%, 10/20/41 (e)		16	—	@
			1,889
Commercial Mortgage-Backed Securities (6.3%)
Bancorp Commercial Mortgage Trust, SOFR30A + 2.41%, 2.46%, 9/15/36 (c)(d)		450	449
BANK 2019-BNK21, IO 0.87%, 10/17/52 (d)		3,968	225
BANK 2020-BNK30, 2.92%, 12/15/53 (d)		725	667
Citigroup Commercial Mortgage Trust, 3.50%, 12/10/41 (c)(d)		300	237
IO 0.72%, 11/10/48 (d)		2,300	56
0.88%, 9/10/58 (d)		4,340	123
Commercial Mortgage Trust, IO 0.06%, 7/10/45 (d)		7,958	4
0.70%, 10/10/47 (d)		2,485	40
1.00%, 7/15/47 (d)		2,535	52
GS Mortgage Securities Trust, 4.74%, 8/10/46 (c)(d)		500	490
IO 0.71%, 9/10/47 (d)		4,305	70
1.22%, 10/10/48 (d)		4,693	180
Highways 2021 PLC, 1 Month GBP SONIA + 1.35%, 0.00%, 11/18/26 (c)(d)	GBP	300	407
Jackson Park Trust LIC, 3.24%, 10/14/39 (c)(d)		$400	366
JP Morgan Chase Commercial Mortgage Securities Trust, IO 0.51%, 4/15/46 (d)		6,000	40
0.59%, 12/15/49 (d)		2,616	60
0.86%, 7/15/47 (d)		5,066	68
JPMBB Commercial Mortgage Securities Trust, IO 0.96%, 8/15/47 (d)		3,184	67
Last Mile Logistics Pan Euro Finance DAC, 1.90%, 8/17/33	EUR	100	114
MF1 2021-W10X, SOFR + 2.82%, 2.87%, 12/15/34 (c)(d)		$475	475
MFT Trust, 3.48%, 2/10/42 (c)(d)		200	188
MKT 2020-525M Mortgage Trust, 2.94%, 2/12/40 (c)(d)		200	184

The accompanying notes are an integral part of the financial statements.
6

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2021

Portfolio of Investments (cont'd)

Core Plus Fixed Income Portfolio

	Face Amount (000)		Value (000)
Commercial Mortgage-Backed Securities (cont'd)
Multifamily Connecticut Avenue Securities Trust, 1 Month USD LIBOR + 1.95%, 2.05%, 3/25/50 (c)(d)		$131	$132
Natixis Commercial Mortgage Securities Trust, 1 Month USD LIBOR + 2.20%, 2.31%, 7/15/36 (c)(d)		500	500
4.32%, 1/15/43 (c)(d)		200	202
Real Estate Asset Liquidity Trust, IO 1.15%, 2/12/31 (c)(d)	CAD	3,525	157
SG Commercial Mortgage Securities Trust, 3.73%, 3/15/37 (c)(d)		$450	446
SLG Office Trust, IO 0.26%, 7/15/41 (c)(d)		3,650	74
WFRBS Commercial Mortgage Trust, 4.14%, 5/15/45 (c)(d)		385	379
			6,452
Corporate Bonds (37.9%)
Finance (13.1%)
AerCap Ireland Capital DAC/AerCap Global Aviation Trust, 3.00%, 10/29/28		150	152
4.13%, 7/3/23		325	338
American International Group, Inc. 4.50%, 7/16/44		75	93
Anthem, Inc. 2.25%, 5/15/30		75	75
AON Corp./AON Global Holdings PLC 2.60%, 12/2/31		100	102
Australia & New Zealand Banking Group Ltd. 2.57%, 11/25/35 (c)		200	192
Avolon Holdings Funding Ltd. 2.88%, 2/15/25 (c)		275	281
Banco de Credito e Inversiones SA 2.88%, 10/14/31 (c)		225	222
Banco Santander Chile 2.70%, 1/10/25 (c)		150	153
Bank Hapoalim BM 3.26%, 1/21/32 (c)		225	224
Bank of America Corp., 2.57%, 10/20/32		25	25
2.68%, 6/19/41		275	265
2.69%, 4/22/32		175	178
MTN 4.00%, 1/22/25		610	652
Bank of Ireland Group PLC 2.03%, 9/30/27 (c)		250	246
Bank of Montreal 3.80%, 12/15/32		250	268
Belrose Funding Trust 2.33%, 8/15/30 (c)		100	98
BNP Paribas SA 4.40%, 8/14/28 (c)		300	336
Boston Properties LP 3.80%, 2/1/24		70	73
	Face Amount (000)	Value (000)
BPCE SA, 3.12%, 10/19/32 (c)	$250	$251
5.15%, 7/21/24 (c)	300	325
Brookfield Finance LLC 3.45%, 4/15/50	150	157
Brown & Brown, Inc. 2.38%, 3/15/31	100	98
Capital One Financial Corp. 3.30%, 10/30/24	400	421
Citigroup, Inc., 2.52%, 11/3/32	100	100
5.50%, 9/13/25	150	170
CNO Financial Group, Inc. 5.25%, 5/30/29	95	109
Coinbase Global, Inc. 3.38%, 10/1/28 (c)(f)	110	103
Credit Agricole SA 3.25%, 10/4/24 (c)	250	262
Credit Suisse Group AG 2.59%, 9/11/25 (c)	400	409
Danske Bank A/S 5.00%, 1/12/23 (c)	200	200
Deutsche Bank AG, 2.22%, 9/18/24	150	152
3.95%, 2/27/23	250	258
GA Global Funding Trust 1.00%, 4/8/24 (c)	175	173
Global Atlantic Fin Co. 3.13%, 6/15/31 (c)	125	124
Goldman Sachs Group, Inc. (The), 2.65%, 10/21/32	250	252
MTN 4.80%, 7/8/44	100	128
Grupo Aval Ltd. 4.38%, 2/4/30 (c)	200	192
Howard Hughes Corp. (The) 4.38%, 2/1/31 (c)	150	152
HSBC Holdings PLC 4.25%, 3/14/24	425	449
Intercontinental Exchange, Inc. 1.85%, 9/15/32	300	288
JPMorgan Chase & Co., 1.95%, 2/4/32	125	120
2.55%, 11/8/32	400	403
4.13%, 12/15/26	300	331
Life Storage LP 2.40%, 10/15/31	125	123
Lloyds Banking Group PLC 4.38%, 3/22/28	300	337
Macquarie Bank Ltd. 2.30%, 1/22/25 (c)	250	256
Macquarie Group Ltd. 2.87%, 1/14/33 (c)	125	125
Marsh & McLennan Cos., Inc. 5.88%, 8/1/33	150	200
MassMutual Global Funding II 3.40%, 3/8/26 (c)	200	214
MPT Operating Partnership LP/ MPT Finance Corp. 5.00%, 10/15/27	100	105

The accompanying notes are an integral part of the financial statements.
7

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2021

Portfolio of Investments (cont'd)

Core Plus Fixed Income Portfolio

	Face Amount (000)	Value (000)
Finance (cont'd)
Nationwide Building Society 4.30%, 3/8/29 (c)	$375	$414
Oversea-Chinese Banking Corp. Ltd. 1.83%, 9/10/30 (c)	200	199
Pine Street Trust I 4.57%, 2/15/29 (c)	150	169
Progressive Corp. (The) 3.20%, 3/26/30	50	54
Realty Income Corp. 0.75%, 3/15/26	152	146
Rocket Mortgage LLC/Rocket Mortgage Co-Issuer, Inc. 3.88%, 3/1/31 (c)	145	147
Societe Generale SA 2.63%, 1/22/25 (c)	225	231
SVB Financial Group, 1.80%, 2/2/31	275	261
4.10%, 12/31/99 (g)	100	99
Travelers Cos., Inc. (The) 3.75%, 5/15/46	125	144
USAA Capital Corp. 2.13%, 5/1/30 (c)	150	150
Wells Fargo & Co., 2.88%, 10/30/30	200	208
3.07%, 4/30/41	125	128
Westpac Banking Corp. 2.67%, 11/15/35	75	73
		13,383
Industrials (22.7%)
7-Eleven, Inc. 2.50%, 2/10/41 (c)	125	116
AbbVie, Inc. 4.25%, 11/21/49	125	151
Adobe, Inc. 2.30%, 2/1/30	175	179
Airbnb, Inc. 0.00%, 3/15/26 (c)	130	128
Alibaba Group Holding Ltd. 2.13%, 2/9/31 (f)	200	193
Altria Group, Inc. 3.40%, 2/4/41	125	116
Amazon.com, Inc. 2.70%, 6/3/60	175	169
American Airlines Inc/AAdvantage Loyalty IP Ltd. 5.75%, 4/20/29 (c)	145	155
Amgen, Inc. 2.80%, 8/15/41	100	96
Anheuser-Busch InBev Worldwide, Inc., 3.50%, 6/1/30	75	82
4.60%, 4/15/48	275	337
Apple, Inc., 2.65%, 5/11/50	150	148
2.70%, 8/5/51	175	173
Arches Buyer, Inc. 4.25%, 6/1/28 (c)	123	123
	Face Amount (000)	Value (000)
AT&T, Inc., 2.55%, 12/1/33	$225	$220
3.55%, 9/15/55	300	302
Baidu, Inc. 1.72%, 4/9/26	275	272
BAT Capital Corp. 3.56%, 8/15/27	300	315
Boeing Co. (The), 2.95%, 2/1/30	100	102
3.95%, 8/1/59	100	104
BP Capital Markets PLC, 4.38%, 12/31/99 (g)	75	79
4.88%, 12/31/99 (g)	75	81
Burlington Northern Santa Fe LLC 3.30%, 9/15/51	100	109
Canadian Pacific Railway Co. 3.10%, 12/2/51	75	77
CDW LLC/CDW Finance Corp. 2.67%, 12/1/26	75	77
Charter Communications Operating LLC/ Charter Communications Operating Capital, 2.30%, 2/1/32	50	48
2.80%, 4/1/31	100	99
3.50%, 3/1/42	375	364
Children's Health System of Texas 2.51%, 8/15/50	175	166
Cigna Corp., 3.05%, 10/15/27	100	106
3.40%, 3/15/51	75	79
Comcast Corp., 1.95%, 1/15/31	375	368
2.94%, 11/1/56 (c)	150	143
Crown Castle International Corp. 3.30%, 7/1/30	150	158
CVS Health Corp., 1.88%, 2/28/31	300	288
5.13%, 7/20/45	50	65
Daimler Trucks Finance North America LLC, 1.13%, 12/14/23 (c)	150	150
2.00%, 12/14/26 (c)	150	151
Deere & Co. 3.10%, 4/15/30	75	81
Dell International LLC/EMC Corp., 3.45%, 12/15/51 (c)	175	168
6.02%, 6/15/26	375	434
Delta Air Lines Pass Through Trust, Series AA 3.20%, 10/25/25	150	155
Dexcom, Inc. 0.25%, 11/15/25 (f)	200	238
Diamond Sports Group LLC/ Diamond Sports Finance Co. 6.63%, 8/15/27 (c)	250	71
Diamondback Energy, Inc. 3.25%, 12/1/26	250	264
DT Midstream, Inc. 4.13%, 6/15/29 (c)	105	108

The accompanying notes are an integral part of the financial statements.
8

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2021

Portfolio of Investments (cont'd)

Core Plus Fixed Income Portfolio

	Face Amount (000)		Value (000)
Industrials (cont'd)
DXC Technology Co. 1.80%, 9/15/26		$350	$346
Enbridge, Inc., 2.50%, 1/15/25 (f)		150	154
2.50%, 8/1/33		275	270
Energy Transfer LP, 2.90%, 5/15/25		250	259
4.75%, 1/15/26		75	82
Enterprise Products Operating LLC 3.30%, 2/15/53		200	199
Equinix, Inc. 1.00%, 9/15/25		300	291
Exxon Mobil Corp. 3.45%, 4/15/51		150	163
Ford Motor Credit Co., LLC 4.39%, 1/8/26		200	216
Fox Corp. 5.48%, 1/25/39		175	226
Galaxy Pipeline Assets Bidco Ltd. 1.75%, 9/30/27 (c)		318	319
Garda World Security Corp. 4.63%, 2/15/27 (c)		350	349
General Motors Co. 6.60%, 4/1/36		75	102
General Motors Financial Co., Inc. 4.35%, 1/17/27		275	303
Georgia-Pacific LLC 2.30%, 4/30/30 (c)		175	175
Gilead Sciences, Inc. 2.80%, 10/1/50	EUR	100	97
Glencore Funding LLC 4.13%, 3/12/24 (c)		$250	263
GLP Capital LP/GLP Financing II, Inc., 3.25%, 1/15/32		50	50
5.38%, 4/15/26		125	139
Grifols SA 2.25%, 11/15/27 (c)		100	114
GSK Finance No 3 PLC 0.00%, 6/22/23 (c)		250	246
HCA, Inc. 5.25%, 6/15/49		75	97
Hyatt Hotels Corp. 1.80%, 10/1/24		150	150
Hyundai Capital America 1.80%, 1/10/28 (c)		250	242
Imperial Brands Finance PLC 3.13%, 7/26/24 (c)		350	362
JBS Finance Luxembourg Sarl 2.50%, 1/15/27 (c)		225	223
Johns Hopkins University, Series A 2.81%, 1/1/60		145	149
Las Vegas Sands Corp. 3.20%, 8/8/24		100	102
Level 3 Financing, Inc. 3.40%, 3/1/27 (c)		175	181
	Face Amount (000)	Value (000)
Lions Gate Capital Holdings LLC 5.50%, 4/15/29 (c)	$145	$148
LYB International Finance III LLC 4.20%, 5/1/50	100	116
MARB BondCo PLC 3.95%, 1/29/31 (c)	200	191
Mauser Packaging Solutions Holding Co. 7.25%, 4/15/25 (c)	220	221
McDonald's Corp. 4.45%, 9/1/48	50	62
McLaren Health Care Corp., Series A 4.39%, 5/15/48	150	186
NBN Co. Ltd. 2.63%, 5/5/31 (c)	225	226
Newcastle Coal Infrastructure Group Pty Ltd. 4.40%, 9/29/27 (c)	275	275
NIKE, Inc. 3.25%, 3/27/40	100	109
Nissan Motor Co. Ltd. 3.04%, 9/15/23 (c)	275	282
NOVA Chemicals Corp. 4.25%, 5/15/29 (c)(f)	165	166
NTT Finance Corp. 1.59%, 4/3/28 (c)	375	367
NuStar Logistics LP 6.38%, 10/1/30	225	250
NVIDIA Corp. 2.00%, 6/15/31	150	149
Occidental Petroleum Corp. 3.50%, 8/15/29	275	283
ONEOK, Inc. 3.10%, 3/15/30	175	178
Peloton Interactive, Inc. 0.00%, 2/15/26 (c)	235	200
Pertamina Persero PT 2.30%, 2/9/31	650	622
Raytheon Technologies Corp. 4.05%, 5/4/47	75	87
Resorts World Las Vegas LLC/ RWLV Capital, Inc. 4.63%, 4/16/29 (c)	200	201
RingCentral, Inc. 0.00%, 3/15/26	125	111
Rockies Express Pipeline LLC 3.60%, 5/15/25 (c)	275	283
Royalty Pharma PLC 3.55%, 9/2/50	50	50
SBA Communications Corp. 3.13%, 2/1/29 (c)	145	139
Sealed Air Corp. 1.57%, 10/15/26 (c)	75	73
Sherwin-Williams Co. (The) 2.30%, 5/15/30	150	150
Silgan Holdings, Inc. 1.40%, 4/1/26 (c)	200	195
Splunk, Inc. 1.13%, 6/15/27	200	188

The accompanying notes are an integral part of the financial statements.
9

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2021

Portfolio of Investments (cont'd)

Core Plus Fixed Income Portfolio

	Face Amount (000)		Value (000)
Industrials (cont'd)
Spotify USA, Inc. 0.00%, 3/15/26 (c)		$140	$127
Standard Industries, Inc. 2.25%, 11/21/26 (c)	EUR	125	140
Syngenta Finance N.V. 4.89%, 4/24/25 (c)		$300	322
T-Mobile USA, Inc., 2.25%, 11/15/31 (f)		200	194
3.60%, 11/15/60		50	50
Telefonica Emisiones SA 4.10%, 3/8/27		300	331
TotalEnergies SE, Series FP 0.50%, 12/2/22		200	204
Trimble, Inc. 4.15%, 6/15/23		350	364
Uber Technologies, Inc. 0.00%, 12/15/25		190	187
Univision Communications, Inc. 4.50%, 5/1/29 (c)		245	248
US Foods, Inc. 4.75%, 2/15/29 (c)		250	255
Verizon Communications, Inc., 2.65%, 11/20/40		250	238
2.99%, 10/30/56		150	142
Volkswagen Group of America Finance LLC 4.75%, 11/13/28 (c)		275	317
Vontier Corp. 2.40%, 4/1/28 (c)		250	242
VTR Finance N.V. 6.38%, 7/15/28 (c)		200	208
Walt Disney Co. (The) 2.75%, 9/1/49		247	240
Western Digital Corp. 1.50%, 2/1/24		125	127
Williams Cos., Inc. (The) 3.50%, 10/15/51		50	51
Ziff Davis, Inc. 4.63%, 10/15/30 (c)		131	135
ZYNGA, Inc. 0.00%, 12/15/26		130	119
			23,226
Utilities (2.1%)
Calpine Corp. 4.50%, 2/15/28 (c)		200	208
DTE Electric Co. 2.95%, 3/1/50		50	50
Duke Energy Indiana LLC 2.75%, 4/1/50		83	81
Entergy Louisiana LLC 1.60%, 12/15/30		125	118
Jersey Central Power & Light Co. 2.75%, 3/1/32 (c)		150	152
Mississippi Power Co. 3.95%, 3/30/28		275	302
NextEra Energy Capital Holdings, Inc. 3.00%, 1/15/52		150	150
	Face Amount (000)	Value (000)
Northern States Power Co. 2.90%, 3/1/50	$150	$152
NRG Energy, Inc. 3.63%, 2/15/31 (c)	160	156
Pacific Gas and Electric Co. 3.30%, 8/1/40	75	70
Piedmont Natural Gas Co., Inc. 2.50%, 3/15/31	125	125
Public Service Enterprise Group, Inc. 2.45%, 11/15/31	300	296
Virginia Electric and Power Co. 2.95%, 11/15/51	125	126
Xcel Energy, Inc. 2.60%, 12/1/29	175	179
		2,165
		38,774
Mortgages — Other (23.4%)
Alternative Loan Trust, 1 Month USD LIBOR + 0.36%, 0.46%, 5/25/47 (d)	87	84
5.50%, 2/25/36	5	4
6.00%, 7/25/37	43	35
PAC 5.50%, 2/25/36	3	2
6.00%, 4/25/36	12	8
Banc of America Alternative Loan Trust, 1 Month USD LIBOR + 0.65%, 0.75%, 7/25/46 (d)	110	89
6.36%, 10/25/36	267	111
Banc of America Funding Trust, 5.25%, 7/25/37	20	20
6.00%, 7/25/37	16	16
Bayview MSR Opportunity Master Fund Trust, 3.00%, 11/25/51 (c)(d)	244	250
Brean Asset Backed Securities Trust, 1.40%, 10/25/63 (c)(d)	287	274
1.75%, 10/25/61 (c)(d)	278	270
CFMT 2021-HB7 LLC, 3.85%, 10/27/31 (c)(d)	350	348
ChaseFlex Trust, 6.00%, 2/25/37	321	178
CIM Trust, 2.50%, 7/1/51 (c)(d)	402	404
2.57%, 7/25/55 (c)	488	487
2.82%, 10/25/61 (c)	291	291
Citigroup Mortgage Loan Trust, 2.50%, 9/25/51 (c)(d)	486	486
COLT 2021-RPL1 Trust, 1.67%, 9/25/61 (c)(d)	192	191
Credit Suisse Mortgage Capital Certificates, 1 Month USD LIBOR + 3.97%, 4.08%, 4/15/23 (c)(d)	591	593
CSFB Mortgage-Backed Pass-Through Certificates, 6.50%, 11/25/35	746	223

The accompanying notes are an integral part of the financial statements.
10

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2021

Portfolio of Investments (cont'd)

Core Plus Fixed Income Portfolio

	Face Amount (000)		Value (000)
Mortgages — Other (cont'd)
Eurosail BV, 3 Month EURIBOR + 1.80%, 1.25%, 10/17/40 (c)	EUR	300	$342
Farringdon Mortgages No. 2 PLC, 3 Month LIBOR + 1.50%, 1.63%, 7/15/47 (d)	GBP	209	283
Federal Home Loan Mortgage Corporation, 0.00%, 5/25/45 (c)(d)		$3	3
3.00%, 9/25/45 - 5/25/47		606	605
3.50%, 5/25/45 - 5/25/47		393	399
4.00%, 5/25/45		10	11
Flagstar Mortgage Trust, 2.50%, 9/25/51 (c)(d)		412	412
FMC GMSR Issuer Trust, 3.85%, 10/25/26 (c)(d)		300	298
Glenbeigh 2 Issuer 2021-2 DAC, 3 Month EURIBOR + 0.75%, 0.21%, 6/24/50 (c)	EUR	460	525
GSR Mortgage Loan Trust, 5.75%, 1/25/37		$89	74
HarborView Mortgage Loan Trust, 1 Month USD LIBOR + 0.19%, 0.29%, 1/19/38 (d)		228	222
Headlands Residential 2021-RPL1 LLC, 2.49%, 9/25/26 (c)(d)		350	350
Hundred Acre Wood Trust, 2.50%, 10/25/51 (c)		521	521
2.50%, 10/25/51 (c)(d)		438	437
Imperial Fund Mortgage Trust, 2.09%, 1/25/57 (c)(d)		523	522
JP Morgan Alternative Loan Trust, 6.00%, 12/25/35		37	33
JP Morgan Mortgage Trust, 3.03%, 6/25/37 (d)		32	28
6.00%, 6/25/37		18	22
Legacy Mortgage Asset Trust, 3.25%, 2/25/60 (c)		429	431
Lehman Mortgage Trust, 6.50%, 9/25/37		626	311
LHOME Mortgage Trust, 3.23%, 10/25/24 (c)		170	171
Mello Mortgage Capital Acceptance, 2.50%, 8/25/51 (c)(d)		488	488
Natixis Commercial Mortgage Securities Trust, 1 Month USD LIBOR + 1.70%, 1.81%, 8/15/38 (c)(d)		325	325
Preston Ridge Partners LLC, 1.74%, 9/25/26 (c)(d)		265	262
2.36%, 10/25/26 (c)(d)		278	276
2.49%, 10/25/26 - 11/25/26 (c)		665	664
RALI Trust, 6.00%, 4/25/36 - 1/25/37		27	26
Rate Mortgage Trust, 2.50%, 11/25/51 (c)(d)		546	544
Residential Asset Securitization Trust, 6.00%, 7/25/36		22	17
	Face Amount (000)		Value (000)
Sage AR Funding PLC (SGSHR) No. 1, 0.16%, 11/17/51	GBP	400	$542
Seasoned Credit Risk Transfer Trust, 3.00%, 7/25/56 - 5/25/60		$4,537	4,733
4.00%, 7/25/56 (d)		300	303
4.00%, 8/25/58 - 2/25/59		401	426
4.25%, 5/25/60 (c)(d)		600	621
4.50%, 6/25/57		709	766
4.75%, 7/25/56 - 6/25/57 (c)(d)		700	720
Stanwich Mortgage Loan Co. LLC, 2.74%, 10/16/26 (c)		381	381
Structured Asset Securities Corp. Reverse Mortgage Loan Trust, 1 Month USD LIBOR + 1.85%, 1.95%, 5/25/47 (c)(d)		859	807
TVC Mortgage Trust, 3.47%, 9/25/24 (c)		200	201
United Wholesale Mortgage Trust, 2.50%, 8/25/51 (c)(d)		510	513
UWM Mortgage Trust, 2.50%, 11/25/51 (c)(d)		371	371
VMC Finance LLC, 1 Month USD LIBOR + 1.65%, 1.75%, 1/18/37 (c)(d)		350	350
VOLT CV LLC, 2.49%, 11/27/51 (c)		191	191
			23,891
Municipal Bonds (1.4%)
Chicago O'Hare International Airport, IL, O'Hare International Airport Revenue Series 2010B 6.40%, 1/1/40		115	172
City of New York, NY, Series G-1 5.97%, 3/1/36		245	330
Illinois State Toll Highway Authority, IL, Highway Revenue, Build America Bonds Series A 6.18%, 1/1/34		705	965
			1,467
Sovereign (5.1%)
Australia Government Bond, 3.25%, 4/21/25	AUD	600	467
China Government Bond, 3.13%, 11/21/29	CNY	4,600	736
Dominican Republic International Bond, 5.88%, 1/30/60 (c)		$225	217
Ecuador Government International Bond, 0.50%, 7/31/40 (c)(h)		62	37
Egypt Government Bond, 13.77%, 1/5/24	EGP	1,475	94
Egypt Government International Bond, 6.38%, 4/11/31 (c)		$200	211
7.50%, 2/16/61 (c)		200	164
Export-Import Bank of India, 3.25%, 1/15/30 (c)		200	204
Honduras Government International Bond, 5.63%, 6/24/30 (c)		150	156

The accompanying notes are an integral part of the financial statements.
11

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2021

Portfolio of Investments (cont'd)

Core Plus Fixed Income Portfolio

	Face Amount (000)		Value (000)
Sovereign (cont'd)
Italy Buoni Poliennali Del Tesoro, 0.65%, 10/28/27 (c)	EUR	603	$735
Ivory Coast Government International Bond, 4.88%, 1/30/32 (c)		$125	137
Mexican Bonos, Series M 7.75%, 5/29/31	MXN	5,500	272
Morocco Government International Bond, 4.00%, 12/15/50 (c)		$200	182
Nigeria Government International Bond, 9.25%, 1/21/49 (c)		200	204
North Macedonia Government International Bond, 1.63%, 3/10/28 (c)	EUR	160	171
Petroleos Mexicanos, 6.70%, 2/16/32 (c)		$388	393
6.95%, 1/28/60		55	49
Republic of Italy Government International Bond, 0.88%, 5/6/24		200	198
Republic of South Africa Government Bond, 8.25%, 3/31/32	ZAR	4,158	236
Republic of Uzbekistan International Bond, 3.70%, 11/25/30 (c)		$200	192
Senegal Government International Bond, 6.25%, 5/23/33 (c)		200	206
			5,261
Supranational (0.4%)
Banque Ouest Africaine de Developpement 4.70%, 10/22/31 (c)		350	383
Total Fixed Income Securities (Cost $100,072)			101,058
	Shares
Short-Term Investments (9.2%)
Investment Company (7.6%)
Morgan Stanley Institutional Liquidity Funds — Government Portfolio — Institutional Class (See Note H) (Cost $7,798)		7,797958	7,798
Securities held as Collateral on Loaned Securities (0.8%)
Investment Company (0.8%)
Morgan Stanley Institutional Liquidity Funds — Government Portfolio — Institutional Class (See Note H) (Cost $757)		756,575	757
	Face Amount (000)	Value (000)
U.S. Treasury Security (0.8%)
U.S. Treasury Bill 0.06%, 7/14/22 (i) (Cost $833)	$833	$832
Total Short-Term Investments (Cost $9,388)		9,387
Total Investments (108.0%) (Cost $109,460) Including $978 of Securities Loaned (j)(k)		110,445
Liabilities in Excess of Other Assets (–8.0%)		(8,190)
Net Assets (100.0%)		$102,255

(a)  Amount is less than 0.05%.

(b)  Security is subject to delayed delivery.

(c)  144A security — Certain conditions for public sale may exist. Unless otherwise noted, these securities are deemed to be liquid.

(d)  Floating or variable rate securities: The rates disclosed are as of December 31, 2021. For securities based on a published reference rate and spread, the reference rate and spread are indicated in the description in the Portfolio of Investments. Certain variable rate securities may not be based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description in the Portfolio of Investments.

(e)  Inverse Floating Rate Security — Interest rate fluctuates with an inverse relationship to an associated interest rate. Indicated rate is the effective rate at December 31, 2021.

(f)  All or a portion of this security was on loan at December 31, 2021.

(g)  Perpetual — One or more securities do not have a predetermined maturity date. Rates for these securities are fixed for a period of time, after which they revert to a floating rate. Interest rates in effect are as of December 31, 2021.

(h)  Multi-step — Coupon rate changes in predetermined increments to maturity. Rate disclosed is as of December 31, 2021. Maturity date disclosed is the ultimate maturity date.

(i)  Rate shown is the yield to maturity at December 31, 2021.

(j)  Securities are available for collateral in connection with securities purchased on a forward commitment basis, open foreign currency exchange contracts and futures contracts.

(k)  At December 31, 2021, the aggregate cost for federal income tax purposes is approximately $109,467,000. The aggregate gross unrealized appreciation is approximately $2,886,000 and the aggregate gross unrealized depreciation is approximately $1,913,000, resulting in net unrealized appreciation of approximately $973,000.

@  Value is less than $500.

CLO  Collateralized Loan Obligation.

EURIBOR  Euro Interbank Offered Rate.

IO  Interest Only.

LIBOR  London Interbank Offered Rate.

MTN  Medium Term Note.

PAC  Planned Amortization Class.

REMIC  Real Estate Mortgage Investment Conduit.

SOFR  Secured Overnight Financing Rate.

SONIA  Sterling Over Night Indexed Average.

STRIPS  Separate Trading of Registered Interest and Principal of Securities.

TBA  To Be Announced.

The accompanying notes are an integral part of the financial statements.
12

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2021

Portfolio of Investments (cont'd)

Core Plus Fixed Income Portfolio

Foreign Currency Forward Exchange Contracts:

The Fund had the following foreign currency forward exchange contracts open at December 31, 2021:

Counterparty	Contracts to Deliver (000)			In Exchange For (000)			Delivery Date	Unrealized Appreciation (Depreciation) (000)
Bank of America NA	CNY	4,698			$733		2/18/22	$(1)
Bank of America NA	GBP	300			$398		2/18/22	(8)
Bank of America NA		$28		ZAR	453		2/18/22	—	@
Barclays Bank PLC	GBP	623			$838		2/18/22	(5)
BNP Paribas SA	EUR	2,271			$2,589		2/18/22	1
BNP Paribas SA		$262		CNY	1,684		2/18/22	1
BNP Paribas SA		$262		PLN	1,073		2/18/22	3
BNP Paribas SA		$10		RUB	771		2/18/22	(—	@)
Citibank NA		$2		HUF	705		2/18/22	(—	@)
Citibank NA		$61		EGP	980		2/17/22	1
Goldman Sachs International	SEK	2,354			$261		2/18/22	(—	@)
Goldman Sachs International		$260		CZK	5,858		2/18/22	7
JPMorgan Chase Bank NA	EUR	405			$459		2/18/22	(2)
JPMorgan Chase Bank NA		$3		CAD	3		2/18/22	—	@
JPMorgan Chase Bank NA		$259		HUF	83,472		2/18/22	(3)
JPMorgan Chase Bank NA		$214		MXN	4,462		2/18/22	2
JPMorgan Chase Bank NA		$256		RUB	18,930		2/18/22	(6)
Royal Bank of Canada	GBP	—	@		$—	@	2/18/22	(—	@)
State Street Bank and Trust Co.		$248		JPY	28,290		2/18/22	(2)
UBS AG	AUD	655			$480		2/18/22	4
UBS AG	CAD	201			$160		2/18/22	1
UBS AG		$3		CHF	3		2/18/22	—	@
UBS AG		$46		MXN	986		2/18/22	2
UBS AG		$10		MXN	215		2/18/22	—	@
								$(5)

Futures Contracts:

The Fund had the following futures contracts open at December 31, 2021:

	Number of Contracts	Expiration Date	Notional Amount (000)		Value (000)	Unrealized Appreciation (Depreciation) (000)
Long:
U.S. Treasury 2 yr. Note	30	Mar-22		$6,000	$6,545	$(9)
U.S. Treasury 5 yr. Note	32	Mar-22		3,200	3,871	8
U.S. Treasury Long Bond	29	Mar-22		2,900	4,653	5
U.S. Treasury Ultra Bond	31	Mar-22		3,100	6,111	84
Short:
Euro OAT	2	Mar-22	EUR	(200)	(372)	4
German Euro 30 yr. Bond	1	Mar-22		(100)	(235)	7
German Euro BTP	3	Mar-22		(300)	(502)	7
German Euro Bund	1	Mar-22		(100)	(195)	3
U.S. Treasury Ultra Long Bond	35	Mar-22		$(3,500)	(5,125)	(82)
US Treasury10 yr. Note	2	Mar-22		(200)	(261)	2
						$29

The accompanying notes are an integral part of the financial statements.
13

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2021

Portfolio of Investments (cont'd)

Core Plus Fixed Income Portfolio

@  Value is less than $500.

BTP  Buoni del Tesoro Poliennali.

OAT  Obligations Assimilables du Trésor (Treasury Obligation).

AUD  — Australian Dollar

CAD  — Canadian Dollar

CHF  — Swiss Franc

CNY  — Chinese Yuan Renminbi

CZK  — Czech Koruna

EGP  — Egyptian Pound

EUR  — Euro

GBP  — British Pound

HUF  — Hungarian Forint

JPY  — Japanese Yen

MXN  — Mexican Peso

PLN  — Polish Zloty

RUB  — Russian Ruble

SEK  — Swedish Krona

USD  — United States Dollar

ZAR  — South African Rand

Portfolio Composition*

Classification	Percentage of Total Investments
Mortgages — Other	21.8%
Industrials	21.2
Finance	12.2
Agency Fixed Rate Mortgages	11.1
Other**	10.2
Asset-Backed Securities	9.7
Short-Term Investments	7.9
Commercial Mortgage-Backed Securities	5.9
Total Investments	100.0	%***

*  Percentages indicated are based upon total investments (excluding Securities held as Collateral on Loaned Securities) as of December 31, 2021.

**  Industries and/or investment types representing less than 5% of total investments.

***  Does not include open long/short futures contracts with a value of approximately $27,870,000 and net unrealized appreciation of approximately $29,000. Does not include open foreign currency forward exchange contracts with net unrealized depreciation of approximately $5,000.

The accompanying notes are an integral part of the financial statements.
14

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2021

Core Plus Fixed Income Portfolio

Statement of Assets and Liabilities	December 31, 2021 (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Value(1) (Cost $100,905)	$101,890
Investment in Security of Affiliated Issuer, at Value (Cost $8,555)	8,555
Total Investments in Securities, at Value (Cost $109,460)	110,445
Foreign Currency, at Value (Cost $22)	22
Receivable for Investments Sold	9,192
Interest Receivable	595
Receivable for Variation Margin on Futures Contracts	422
Receivable for Fund Shares Sold	76
Unrealized Appreciation on Foreign Currency Forward Exchange Contracts	22
Tax Reclaim Receivable	4
Receivable from Affiliate	—	@
Receivable from Securities Lending Income	—	@
Other Assets	19
Total Assets	120,797
Liabilities:
Payable for Investments Purchased	17,464
Collateral on Securities Loaned, at Value	757
Payable for Professional Fees	54
Payable for Servicing Fees	52
Payable for Custodian Fees	40
Deferred Capital Gain Country Tax	33
Unrealized Depreciation on Foreign Currency Forward Exchange Contracts	27
Payable for Advisory Fees	25
Payable for Fund Shares Redeemed	11
Payable for Administration Fees	7
Payable for Distribution Fees — Class II Shares	2
Payable for Transfer Agency Fees	2
Other Liabilities	68
Total Liabilities	18,542
NET ASSETS	$102,255
Net Assets Consist of:
Paid-in-Capital	$96,547
Total Distributable Earnings	5,708
Net Assets	$102,255
CLASS I:
Net Assets	$85,556
Net Asset Value, Offering and Redemption Price Per Share Applicable to 8,169,967 Outstanding $0.001 Par Value Shares (Authorized 500,000,000 Shares)	$10.47
CLASS II:
Net Assets	$16,699
Net Asset Value, Offering and Redemption Price Per Share Applicable to 1,581,570 Outstanding $0.001 Par Value Shares (Authorized 500,000,000 Shares)	$10.56
(1) Including:
Securities on Loan, at Value:	$978

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
15

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2021

Core Plus Fixed Income Portfolio

Statement of Operations	Year Ended December 31, 2021 (000)
Investment Income:
Interest from Securities of Unaffiliated Issuers (Net of $12 of Foreign Taxes Withheld)	$4,242
Dividends from Security of Affiliated Issuer (Note H)	5
Income from Securities Loaned — Net	3
Total Investment Income	4,250
Expenses:
Advisory Fees (Note B)	528
Professional Fees	172
Servicing Fees (Note D)	159
Distribution Fees — Class II Shares (Note E)	136
Administration Fees (Note C)	113
Pricing Fees	56
Custodian Fees (Note G)	55
Shareholder Reporting Fees	29
Transfer Agency Fees (Note F)	11
Directors' Fees and Expenses	6
Other Expenses	20
Total Expenses	1,285
Waiver of Advisory Fees (Note B)	(190)
Rebate from Morgan Stanley Affiliate (Note H)	(10)
Net Expenses	1,085
Net Investment Income	3,165
Realized Gain (Loss):
Investments Sold (Net of $24 of Capital Gain Country Tax)	2,533
Foreign Currency Forward Exchange Contracts	(181)
Foreign Currency Translation	(11)
Futures Contracts	(488)
Net Realized Gain	1,853
Change in Unrealized Appreciation (Depreciation):
Investments (Net of Decrease in Deferred Capital Gain Country Tax of $80)	(6,525)
Foreign Currency Forward Exchange Contracts	344
Foreign Currency Translation	(7)
Futures Contracts	127
Net Change in Unrealized Appreciation (Depreciation)	(6,061)
Net Realized Gain and Change in Unrealized Appreciation (Depreciation)	(4,208)
Net Decrease in Net Assets Resulting from Operations	$(1,043)

The accompanying notes are an integral part of the financial statements.
16

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2021

Core Plus Fixed Income Portfolio

Statements of Changes in Net Assets	Year Ended December 31, 2021 (000)	Year Ended December 31, 2020 (000)
Increase (Decrease) in Net Assets:
Operations:
Net Investment Income	$3,165	$4,226
Net Realized Gain	1,853	6,708
Net Change in Unrealized Appreciation (Depreciation)	(6,061)	1,570
Net Increase (Decrease) in Net Assets Resulting from Operations	(1,043)	12,504
Dividends and Distributions to Shareholders:
Class I	(8,987)	(3,273)
Class II	(1,617)	(3,366)
Total Dividends and Distributions to Shareholders	(10,604)	(6,639)
Capital Share Transactions:(1)
Class I:
Subscribed	18,715	19,076
Distributions Reinvested	8,987	3,273
Redeemed	(19,863)	(30,207)
Class II:
Subscribed	13,539	22,491
Distributions Reinvested	1,617	3,366
Redeemed	(90,146)	(30,920)
Net Decrease in Net Assets Resulting from Capital Share Transactions	(67,151)	(12,921)
Total Decrease in Net Assets	(78,798)	(7,056)
Net Assets:
Beginning of Period	181,053	188,109
End of Period	$102,255	$181,053
(1) Capital Share Transactions:
Class I:
Shares Subscribed	1,680	1,662
Shares Issued on Distributions Reinvested	855	289
Shares Redeemed	(1,788)	(2,677)
Net Increase (Decrease) in Class I Shares Outstanding	747	(726)
Class II:
Shares Subscribed	1,183	1,965
Shares Issued on Distributions Reinvested	152	297
Shares Redeemed	(7,806)	(2,722)
Net Decrease in Class II Shares Outstanding	(6,471)	(460)

The accompanying notes are an integral part of the financial statements.
17

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2021

Financial Highlights

Core Plus Fixed Income Portfolio

	Class I
	Year Ended December 31,
Selected Per Share Data and Ratios	2021		2020		2019		2018		2017
Net Asset Value, Beginning of Period	$11.72		$11.31		$10.63		$10.98		$10.67
Income (Loss) from Investment Operations:
Net Investment Income(1)	0.26		0.28		0.35		0.34		0.34
Net Realized and Unrealized Gain (Loss)	(0.29)		0.58		0.79		(0.41)		0.32
Total from Investment Operations	(0.03)		0.86		1.14		(0.07)		0.66
Distributions from and/or in Excess of:
Net Investment Income	(0.46)		(0.33)		(0.46)		(0.28)		(0.35)
Net Realized Gain	(0.76)		(0.12)		—		—		—
Total Distributions	(1.22)		(0.45)		(0.46)		(0.28)		(0.35)
Net Asset Value, End of Period	$10.47		$11.72		$11.31		$10.63		$10.98
Total Return(2)	(0.32)%		7.80%		10.88	%(3)	(0.65)%		6.24%
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$85,556		$86,993		$92,157		$70,476		$79,752
Ratio of Expenses Before Expense Limitation	0.82%		0.75%		0.77%		0.76%		0.76%
Ratio of Expenses After Expense Limitation	0.67	%(4)(5)	0.68	%(4)	0.69	%(4)	0.68	%(4)	0.68	%(4)
Ratio of Expenses After Expense Limitation Excluding Interest Expenses	N/A		0.68	%(4)	N/A		N/A		N/A
Ratio of Net Investment Income	2.35	%(4)	2.47	%(4)	3.16	%(4)	3.12	%(4)	3.10	%(4)
Ratio of Rebate from Morgan Stanley Affiliates	0.01%		0.02%		0.01%		0.02%		0.02%
Portfolio Turnover Rate	399%		296%		231%		220%		277%

(1)  Per share amount is based on average shares outstanding.

(2)  Calculated based on the net asset value as of the last business day of the period. Performance does not reflect fees and expenses imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total return would be lower.

(3)  Performance was positively impacted by approximately 0.10% due to the receipt of proceeds from the settlement of class action suit involving the Fund's past holdings. This was a one-time settlement, and as a result, the impact on the NAV and consequently the performance will not likely be repeated in the future. Had this settlement not occurred, the total return for Class I shares would have been approximately 10.78%.

(4)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(5)  Effective July 1, 2021, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 0.65% for Class I shares. Prior to July 1, 2021, the maximum ratio was 0.70% for Class I shares.

The accompanying notes are an integral part of the financial statements.
18

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2021

Financial Highlights

Core Plus Fixed Income Portfolio

	Class II
	Year Ended December 31,
Selected Per Share Data and Ratios	2021		2020		2019		2018		2017
Net Asset Value, Beginning of Period	$11.68		$11.27		$10.59		$10.94		$10.64
Income (Loss) from Investment Operations:
Net Investment Income(1)	0.24		0.25		0.32		0.31		0.31
Net Realized and Unrealized Gain (Loss)	(0.30)		0.58		0.79		(0.41)		0.31
Total from Investment Operations	(0.06)		0.83		1.11		(0.10)		0.62
Distributions from and/or in Excess of:
Net Investment Income	(0.30)		(0.30)		(0.43)		(0.25)		(0.32)
Net Realized Gain	(0.76)		(0.12)		—		—		—
Total Distributions	(1.06)		(0.42)		(0.43)		(0.25)		(0.32)
Net Asset Value, End of Period	$10.56		$11.68		$11.27		$10.59		$10.94
Total Return(2)	(0.54)%		7.55%		10.61	%(3)	(0.91)%		5.89%
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$16,699		$94,060		$95,952		$91,733		$111,585
Ratio of Expenses Before Expense Limitation	1.07%		1.00%		1.02%		1.01%		1.01%
Ratio of Expenses After Expense Limitation	0.92	%(4)(5)	0.93	%(4)	0.94	%(4)	0.93	%(4)	0.93	%(4)
Ratio of Expenses After Expense Limitation Excluding Interest Expenses	N/A		0.93	%(4)	N/A		N/A		N/A
Ratio of Net Investment Income	2.10	%(4)	2.22	%(4)	2.91	%(4)	2.87	%(4)	2.85	%(4)
Ratio of Rebate from Morgan Stanley Affiliates	0.01%		0.02%		0.01%		0.02%		0.02%
Portfolio Turnover Rate	399%		296%		231%		220%		277%

(1)  Per share amount is based on average shares outstanding.

(2)  Calculated based on the net asset value as of the last business day of the period. Performance does not reflect fees and expenses imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total return would be lower.

(3)  Performance was positively impacted by approximately 0.10% due to the receipt of proceeds from the settlement of class action suit involving the Fund's past holdings. This was a one-time settlement, and as a result, the impact on the NAV and consequently the performance will not likely be repeated in the future. Had this settlement not occurred, the total return for Class II shares would have been approximately 10.51%.

(4)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(5)  Effective July 1, 2021, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 0.90% for Class II shares. Prior to July 1, 2021, the maximum ratio was 0.95% for Class II shares.

The accompanying notes are an integral part of the financial statements.
19

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2021

Notes to Financial Statements

Morgan Stanley Variable Insurance Fund, Inc. (the "Company") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Company is comprised of ten separate active, diversified and non-diversified funds (individually referred to as a "Fund," collectively as the "Funds"). The Company applies investment company accounting and reporting guidance.

The accompanying financial statements relate to the Core Plus Fixed Income Portfolio. The Fund seeks above-average total return over a market cycle of three to five years by investing primarily in a diversified portfolio of fixed income securities. The Fund offers two classes of shares — Class I and Class II. Both classes of shares have identical voting rights (except that shareholders of a Class have exclusive voting rights regarding any matter relating solely to that Class of shares), dividend, liquidation and other rights.

The Company is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies offered by the separate accounts of certain life insurance companies.

A. Significant Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles ("GAAP"). Such policies are consistently followed by the Company in the preparation of its financial statements. GAAP may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

In March 2020, the Financial Accounting Standards Board ("FASB") issued an Accounting Standard Update, ASU 2020-04, Reference Rate Reform (Topic 848) — Facilitation of the Effects of Reference Rate Reform on Financial Reporting ("ASU 2020-04"), which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of the London Interbank Offered Rate ("LIBOR") and other Interbank Offered Rate ("IBOR") based reference rates at the end of 2021. The temporary relief provided by ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period from March 12, 2020 through December 31, 2022. Management evaluated the impact of ASU 2020-04 on the Fund's investments, derivatives, debt and other contracts that will undergo reference rate-related modifications as a result of the reference rate reform and does not expect there will be any significant impact to the Fund.

1.  Security Valuation: (1) Certain portfolio securities may be valued by an outside pricing service/vendor approved by the Company's Board of Directors (the

"Directors"). The pricing service/vendor may employ a pricing model that takes into account, among other things, bids, yield spreads and/or other market data and specific security characteristics. Alternatively, if a valuation is not available from an outside pricing service/vendor, and the security trades on an exchange, the security may be valued at its latest reported sale price (or at the exchange official closing price if such exchange reports an official closing price), prior to the time when assets are valued. If there are no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available in the relevant exchanges. If only bid prices are available then the latest bid price may be used. If Morgan Stanley Investment Management Inc. (the "Adviser"), a wholly-owned subsidiary of Morgan Stanley, determines that the price provided by the outside pricing service/vendor or exchange does not reflect the security's fair value or is unable to provide a price, prices from brokers or dealers may also be utilized. In these circumstances, the value of the security will be the mean of bid and asked prices obtained from brokers or dealers; (2) futures are valued at the settlement price on the exchange on which they trade or, if a settlement price is unavailable, at the last sale price on the exchange; (3) when market quotations are not readily available, including circumstances under which the Adviser determines that the closing price, last sale price or the mean between the last reported bid and asked prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Directors. Occasionally, developments affecting the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business of the New York Stock Exchange ("NYSE"). If developments occur during such periods that are expected to materially affect the value of such securities, such valuations may be adjusted to reflect the estimated fair value of such securities as of the close of the NYSE, as determined in good faith by the Directors or by the Adviser using a pricing service and/or procedures approved by the Directors; (4) quotations of foreign portfolio securities, other assets and liabilities and forward contracts stated in foreign currency are translated into U.S. dollar equivalents at the prevailing market rates prior to the close of the NYSE; and (5) investments in mutual funds, including the Morgan Stanley Institutional Liquidity Funds, are valued at the net asset value ("NAV") as of the close of each business day.

20

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2021

Notes to Financial Statements (cont'd)

The Directors have responsibility for determining in good faith the fair value of the investments, and the Directors may appoint others, such as the Company's Adviser or a valuation committee, to assist the Directors in determining fair value and to make the actual calculations pursuant to the fair valuation methodologies previously approved by the Directors. Under procedures approved by the Directors, the Company's Adviser has formed a Valuation Committee whose members are approved by the Directors. The Valuation Committee provides administration and oversight of the Company's valuation policies and procedures, which are reviewed at least annually by the Directors. These procedures allow the Company to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

2.  Fair Value Measurement: FASB Accounting Standards CodificationTM ("ASC") 820, "Fair Value Measurement" ("ASC 820"), defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below:

•  Level 1 – unadjusted quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 – significant unobservable inputs including the Fund's own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

The following is a summary of the inputs used to value the Fund's investments as of December 31, 2021:

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Fixed Income Securities
Agency Adjustable Rate Mortgages	$—	$39	$—	$39
Agency Fixed Rate Mortgages	—	12,238	—	12,238
Asset-Backed Securities	—	10,664	—	10,664
Collateralized Mortgage Obligations — Agency Collateral Series	—	1,889	—	1,889
Commercial Mortgage-Backed Securities	—	6,452	—	6,452
Corporate Bonds	—	38,774	—	38,774
Mortgages — Other	—	23,891	—	23,891
Municipal Bonds	—	1,467	—	1,467
Sovereign	—	5,261	—	5,261
Supranational	—	383	—	383
Total Fixed Income Securities	—	101,058	—	101,058
Short-Term Investments
Investment Company	8,555	—	—	8,555
U.S. Treasury Securities	—	832	—	832
Total Short-Term Investments	8,555	832	—	9,387
Foreign Currency Forward Exchange Contracts	—	22	—	22
Futures Contracts	120	—	—	120
Total Assets	8,675	101,912	—	110,587
Liabilities:
Foreign Currency Forward Exchange Contracts	—	(27)	—	(27)
Futures Contracts	(91)	—	—	(91)
Total Liabilities	(91)	(27)	—	(118)
Total	$8,584	$101,885	$—	$110,469
21

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2021

Notes to Financial Statements (cont'd)

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes.

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

Corporate Bond (000)
Beginning Balance	$—	†
Purchases	—
Sales	(—	)†
Amortization of discount	—
Transfers in	—
Transfers out	—
Corporate actions	—
Change in unrealized appreciation (depreciation)	—
Realized gains (losses)	—
Ending Balance	$—
Net change in unrealized appreciation (depreciation) from investments still held as of December 31, 2021	$—

†  Includes a security valued at zero.

3.  Foreign Currency Translation and Foreign Investments: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars as follows:

—  investments, other assets and liabilities at the prevailing rate of exchange on the valuation date;

—  investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) on investments in securities are included in the reported net realized and unrealized gains (losses) on investment transactions and balances. However, pursuant to U.S. federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are treated as ordinary income for U.S. federal income tax purposes.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from sales and maturities of foreign currency forward exchange contracts, disposition of foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. The change in unrealized currency gains (losses) on foreign currency transactions for the period is reflected in the Statement of Operations.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, fluctuations of exchange rates in relation to the U.S. dollar, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

Governmental approval for foreign investments may be required in advance of making an investment under certain circumstances in some countries, and the extent of foreign investments in domestic companies may be subject to limitation in other countries. Foreign ownership limitations also may be imposed by the charters of individual companies to prevent, among other concerns, violations of foreign investment limitations. As a result, an additional class of shares (identified as "Foreign" in the Portfolio of Investments) may be created and offered for investment. The "local" and "foreign shares" market values may differ. In the absence of trading of the foreign shares in such markets, the Fund values the foreign shares at the closing exchange price of the local shares.

4.  Derivatives: The Fund may, but is not required to, use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. Derivatives are financial instruments whose value is based, in part, on the value of an underlying asset, interest rate, index or financial instrument. Prevailing interest rates and volatility levels, among other things, also affect the value of derivative instruments. A derivative instrument often has risks similar to its underlying asset and may have additional risks, including imperfect correlation between the value of the derivative and the underlying asset, risks of default by the counterparty to certain transactions, magnification of losses incurred due

22

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2021

Notes to Financial Statements (cont'd)

to changes in the market value of the securities, instruments, indices or interest rates to which the derivative instrument relates, risks that the transactions may not be liquid and risks arising from margin requirements. The use of derivatives involves risks that are different from, and possibly greater than, the risks associated with other portfolio investments. Derivatives may involve the use of highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments. All of the Fund's holdings, including derivative instruments, are marked-to-market each day with the change in value reflected in unrealized appreciation (depreciation). Upon disposition, a realized gain or loss is recognized.

Certain derivative transactions may give rise to a form of leverage. Leverage magnifies the potential for gain and the risk of loss. Leverage associated with derivative transactions may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet earmarking or segregation requirements, pursuant to applicable Securities and Exchange Commission ("SEC") rules and regulations, or may cause the Fund to be more volatile than if the Fund had not been leveraged. Although the Adviser seeks to use derivatives to further the Fund's investment objectives, there is no assurance that the use of derivatives will achieve this result.

Following is a description of the derivative instruments and techniques that the Fund used during the period and their associated risks:

Foreign Currency Forward Exchange Contracts: In connection with its investments in foreign securities, the Fund also entered into contracts with banks, brokers or dealers to purchase or sell securities or foreign currencies at a future date. A foreign currency forward exchange contract ("currency contract") is a negotiated agreement between the contracting parties to exchange a specified amount of currency at a specified future time at a specified rate. The rate can be higher or lower than the spot rate between the currencies that are the subject of the contract. Currency contracts may be used to protect against uncertainty in the level of future foreign currency exchange rates or to gain or modify exposure to a particular currency. In addition, the Fund may use cross currency hedging or proxy hedging with respect to currencies in which the Fund has or expects to have portfolio or currency exposure. Cross currency hedges involve the sale of one currency against the positive exposure to a different currency and may be used for hedging purposes or to establish an active exposure to the exchange rate between any two currencies. To the extent hedged by the use of currency contracts, the precise matching of the currency contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the contract is entered into and the date it matures. Furthermore, such transactions may reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken. There is additional risk to the extent that currency contracts create exposure to currencies in which the Fund's securities are not denominated. Unanticipated changes in currency prices may result in poorer overall performance for the Fund than if it had not entered into such contracts. The use of currency contracts involves the risk of loss from the insolvency or bankruptcy of the counterparty to the contract or the failure of the counterparty to make payments or otherwise comply with the terms of the contract. A currency contract is marked-to-market daily and the change in market value is recorded by the Fund as unrealized gain or loss. The Fund records realized gains (losses) when the currency contract is closed equal to the difference between the value of the currency contract at the time it was opened and the value at the time it was closed.

Futures: A futures contract is a standardized, exchange-traded agreement to buy or sell a specific quantity of an underlying asset, reference rate or index at a specific price at a specific future time. The value of a futures contract tends to increase and decrease in tandem with the value of the underlying instrument. Depending on the terms of the particular contract, futures contracts are settled through either physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin). A decision as to whether, when and how to use futures contracts involves the exercise of skill and judgment and even a well-conceived futures transaction may be unsuccessful because of market behavior or unexpected events. In addition to the derivatives risks discussed above, the prices of futures contracts can be highly volatile, using futures contracts can lower total return and the potential loss from futures contracts can exceed the Fund's initial investment in such contracts. No assurance can be given

23

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2021

Notes to Financial Statements (cont'd)

that a liquid market will exist for any particular futures contract at any particular time. There is also the risk of loss by the Fund of margin deposits in the event of bankruptcy of a broker with which the Fund has open positions in the futures contract.

FASB ASC 815, "Derivatives and Hedging" ("ASC 815"), is intended to improve financial reporting about derivative instruments by requiring enhanced disclosures to enable investors to better understand how and why the Fund uses derivative instruments, how these derivative instruments are accounted for and their effects on the Fund's financial position and results of operations.

The following tables set forth the fair value of the Fund's derivative contracts by primary risk exposure as of December 31, 2021:

	Asset Derivatives Statement of Assets and Liabilities Location	Primary Risk Exposure	Value (000)
Foreign Currency Forward Exchange Contracts	Unrealized Appreciation on Foreign Currency Forward Exchange Contracts	Currency Risk	$22
Futures Contracts	Variation Margin on Futures Contracts	Interest Rate Risk	120	(a)
Total			$142
	Liability Derivatives Statement of Assets and Liabilities Location	Primary Risk Exposure	Value (000)
Foreign Currency Forward Exchange Contracts	Unrealized Depreciation on Foreign Currency Forward Exchange Contracts	Currency Risk	$(27)
Futures Contracts	Variation Margin on Futures Contracts	Interest Rate Risk	(91	)(a)
Total			$(118)

(a)  This amount represents the cumulative appreciation (depreciation) as reported in the Portfolio of Investments. The Statement of Assets and Liabilities only reflects the current day's net variation margin.

The following tables set forth by primary risk exposure the Fund's realized gains (losses) and change in unrealized appreciation (depreciation) by type of derivative contract for the year ended December 31, 2021 in accordance with ASC 815:

Realized Gain (Loss)
Primary Risk Exposure	Derivative Type	Value (000)
Currency Risk	Foreign Currency Forward Exchange Contracts	$(181)
Interest Rate Risk	Futures Contracts	(488)
Total		$(669)
Change in Unrealized Appreciation (Depreciation)
Primary Risk Exposure	Derivative Type	Value (000)
Currency Risk	Foreign Currency Forward Exchange Contracts	$344
Interest Rate Risk	Futures Contracts	127
Total		$471

At December 31, 2021, the Fund's derivative assets and liabilities are as follows:

Gross Amounts of Assets and Liabilities Presented in the Statement of Assets and Liabilities
Derivatives(b)	Assets(c) (000)	Liabilities(c) (000)
Foreign Currency Forward Exchange Contracts	$22	$(27)

(b)  Excludes exchange-traded derivatives.

(c)  Absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.

The Fund typically enters into International Swaps and Derivatives Association, Inc. Master Agreements ("ISDA Master Agreements") or similar master agreements (collectively, "Master Agreements") with its contract counterparties for certain OTC derivatives in order to, among other things, reduce its credit risk to counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Fund typically may offset with the counterparty certain OTC derivative financial instruments' payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default, termination and/or potential deterioration in the credit quality of the counterparty. Various Master Agreements govern the terms of certain transactions with counterparties, including transactions such as swap, forward, repurchase and reverse repurchase agreements. These Master Agreements typically attempt to reduce the counterparty risk associated with such transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Cross-termination provisions under Master Agreements typically provide that a default in connection with one transaction between the Fund and a counterparty gives the non-defaulting party the right to terminate any other transactions in place with the defaulting party to create one single net payment due to/due from the defaulting party and may be a feature in certain Master Agreements. In the event the Fund exercises its right to terminate a Master Agreement after a counterparty experiences a termination event as defined in the Master Agreement, the return of collateral with market value in

24

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2021

Notes to Financial Statements (cont'd)

excess of the Fund's net liability may be delayed or denied.

The following tables present derivative financial instruments that are subject to enforceable netting arrangements as of December 31, 2021:

Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Asset Derivatives Presented in the Statement of Assets and Liabilities (000)		Financial Instrument (000)			Collateral Received (000)	Net Amount (not less than $0) (000)
Bank of America NA	$—	@	$	(—	@)	$—	$0
BNP Paribas SA	5			(—	@)	—	5
Citibank NA	1			(—	@)	—	1
Goldman Sachs International	7			(—	@)	—	7
JPMorgan Chase Bank NA	2			(2)		—	0
UBS AG	7			—		—	7
Total	$22			$(2)		$—	$20
Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Liability Derivatives Presented in the Statement of Assets and Liabilities (000)		Financial Instrument (000)			Collateral Pledged (000)	Net Amount (not less than $0) (000)
Bank of America NA	$9		$	(—	@)	$—	$9
Barclays Bank PLC	5			—		—	5
BNP Paribas SA	—	@		(—	@)	—	0
Citibank NA	—	@		(—	@)	—	0
Goldman Sachs International	—	@		(—	@)	—	0
JPMorgan Chase Bank NA	11			(2)		—	9
Royal Bank Of Canada (UK)	—	@		—		—	— @
State Street Bank and Trust Co.	2			—		—	2
Total	$27			$(2)		$—	$25

@  Amount is less than $500.

For the year ended December 31, 2021, the approximate average monthly amount outstanding for each derivative type is as follows:

Foreign Currency Forward Exchange Contracts:
Average monthly principal amount	$15,470,000
Futures Contracts:
Average monthly notional value	$51,241,000

5.  When-Issued/Delayed Delivery Securities: The Fund purchases and sells when-issued and delayed delivery securities. Securities purchased on a when-issued or delayed delivery basis are purchased for delivery beyond the normal settlement date at a stated price and yield, and no income accrues to the Fund on such securities prior to delivery date. Payment and delivery for when-issued and delayed delivery securities can take place a month or more after the date of the transaction. When the Fund enters into a purchase transaction on a when-issued or delayed delivery basis, securities are available for collateral in an amount at least equal in value to the Fund's commitments to purchase such securities. Purchasing securities on a when-issued or delayed delivery basis may involve a risk that the market price at the time of delivery may be lower than the agreed upon purchase price, in which case there could be an unrealized loss at the time of delivery. Purchasing investments on a when-issued or delayed delivery basis may be considered a form of leverage which may increase the impact that gains (losses) may have on the Fund.

6.  Securities Lending: The Fund lends securities to qualified financial institutions, such as broker-dealers, to earn additional income. Any increase or decrease in the fair value of the securities loaned that might occur and any interest earned or dividends declared on those securities during the term of the loan would remain in the Fund. The Fund would receive cash or securities as collateral in an amount equal to or exceeding 100% of the current fair value of the loaned securities. The collateral is marked-to-market daily by State Street Bank and Trust Company ("State Street"), the securities lending agent, to ensure that a minimum of 100% collateral coverage is maintained.

Based on pre-established guidelines, the securities lending agent invests any cash collateral that is received in an affiliated money market portfolio and repurchase agreements. Securities lending income is generated from the earnings on the invested collateral and borrowing fees, less any rebates owed to the borrowers and compensation to the lending agent, and is recorded as "Income from Securities Loaned — Net" in the Fund's Statement of Operations. Risks in securities lending transactions are that a borrower may not provide additional collateral when required or return the securities when due, and that the value of the short-term investments will be less than the amount of cash collateral plus any rebate that is required to be returned to the borrower.

25

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2021

Notes to Financial Statements (cont'd)

The Fund has the right under the securities lending agreement to recover the securities from the borrower on demand.

The following table presents financial instruments that are subject to enforceable netting arrangements as of December 31, 2021:

Gross Amounts Not Offset in the Statement of Assets and Liabilities
Gross Asset Amounts Presented in the Statement of Assets and Liabilities (000)		Financial Instrument (000)	Collateral Received (000)		Net Amount (not less than $0) (000)
$978	(d)	$—	$(978	)(e)(f)	$0

(d)  Represents market value of loaned securities at year end.

(e)  The Fund received cash collateral of approximately $757,000, which was subsequently invested in Morgan Stanley Institutional Liquidity Funds as reported in the Portfolio of Investments. In addition, the Fund received non-cash collateral of approximately $244,000 in the form of U.S. Government obligations, which the Fund cannot sell or repledge, and accordingly are not reflected in the Portfolio of Investments.

(f)  The actual collateral received is greater than the amount shown here due to overcollateralization.

FASB ASC 860, "Transfers & Servicing: Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures", is intended to provide increased transparency about the types of collateral pledged in securities lending transactions and other similar transactions that are accounted for as secured borrowing.

The following table displays a breakdown of transactions accounted for as secured borrowings, the gross obligations by class of collateral pledged and the remaining contractual maturity of those transactions as of December 31, 2021:

Remaining Contractual Maturity of the Agreements
	Overnight and Continuous (000)	<30 days (000)	Between 30 & 90 days (000)	>90 days (000)	Total (000)
Securities Lending Transactions
Corporate Bonds	$757	$—	$—	$—	$757
Total Borrowings	$757	$—	$—	$—	$757
Gross amount of recognized liabilities for securities lending transactions					$757

7.  Indemnifications: The Company enters into contracts that contain a variety of indemnifications. The Company's maximum exposure under these arrangements is unknown. However, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

8.  Security Transactions, Income and Expenses: Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on the sale of investment securities are determined on the specific identified cost method. Dividend income and other distributions are recorded on the ex-dividend date net of applicable withholding taxes. Interest income is recognized on the accrual basis net of applicable withholding taxes except where collection is in doubt. Discounts are accreted and premiums are amortized over the life of the respective securities. Most expenses of the Company can be directly attributed to a particular Fund. Expenses which cannot be directly attributed are apportioned among the Funds based upon relative net assets or other appropriate methods. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets.

Settlement and registration of foreign securities transactions may be subject to significant risks not normally associated with investments in the United States. In certain markets, ownership of shares is defined according to entries in the issuer's share register. It is possible that a Fund holding these securities could lose its share registration through fraud, negligence or even mere oversight. In addition, shares being delivered for sales and cash being paid for purchases may be delivered before the exchange is complete. This may subject the Fund to further risk of loss in the event of a failure to complete the transaction by the counterparty.

9.  Dividends and Distributions to Shareholders: Dividends and distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed at least annually.

B. Advisory Fees: The Adviser, a wholly-owned subsidiary of Morgan Stanley, provides the Fund with advisory services under the terms of an Investment Advisory Agreement, paid quarterly, at the annual rate based on the daily net assets as follows:

First $1 billion	Over $1 billion
0.375%	0.30%

For the year ended December 31, 2021, the advisory fee rate (net of waiver/rebate) was equivalent to an annual effective rate of 0.23% of the Fund's average daily net assets.

26

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2021

Notes to Financial Statements (cont'd)

The Adviser has agreed to reduce its advisory fee and/or reimburse the Fund so that total annual Fund operating expenses, excluding certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 0.70% for Class I shares and 0.95% for Class II shares. Effective July 1, 2021, the Adviser has agreed to reduce its advisory fee and/or reimburse the Fund so that the total annual Fund operating expenses will not exceed 0.65% for Class I shares and 0.90% for Class II shares. The fee waivers and/or expense reimbursements will continue for at least one year from the date of the Fund's prospectus or until such time as the Directors act to discontinue all or a portion of such waivers and/or reimbursements when they deem such action is appropriate. For the year ended December 31, 2021, approximately $190,000 of advisory fees were waived pursuant to this arrangement.

C. Administration Fees: The Adviser also serves as Administrator to the Company and provides administrative services pursuant to an Administration Agreement for an annual fee, accrued daily and paid monthly, of 0.08% of the Fund's average daily net assets.

Under a Sub-Administration Agreement between the Administrator and State Street, State Street provides certain administrative services to the Company. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Fund.

D. Servicing Fees: The Company accrues daily and pays quarterly a servicing fee of up to 0.17% of the average daily value of shares of the Fund held in an insurance company's account. Certain insurance companies have entered into a servicing agreement with the Company to provide administrative and other contract-owner related services on behalf of the Fund.

E. Distribution Fees: Morgan Stanley Distribution, Inc. ("MSDI" or the "Distributor"), a wholly-owned subsidiary of the Adviser and an indirect subsidiary of Morgan Stanley, serves as the Distributor of the Fund and provides the Fund's Class II shareholders with distribution services pursuant to a Distribution Plan (the "Plan") in accordance with Rule 12b-1 under the Act. Under the Plan, the Fund is authorized to pay the Distributor a distribution fee, which is accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class II shares.

F. Dividend Disbursing and Transfer Agent: The Company's dividend disbursing and transfer agent is DST Asset Manager Solutions, Inc. ("DST"). Pursuant to a Transfer Agency Agreement, the Company pays DST a fee based on the number of classes, accounts and transactions relating to the Funds of the Company.

G. Custodian Fees: State Street (the "Custodian") also serves as Custodian for the Company in accordance with a Custodian Agreement. The Custodian holds cash, securities and other assets of the Company as required by the Act. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

H. Security Transactions and Transactions with Affiliates: For the year ended December 31, 2021, purchases and sales of investment securities for the Fund, other than long-term U.S. Government securities and short-term investments were approximately $75,706,000 and $122,633,000, respectively. For the year ended December 31, 2021, purchases and sales of long-term U.S. Government securities were approximately $466,332,000 and $491,831,000, respectively.

The Fund invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds (the "Liquidity Funds"), an open-end management investment company managed by the Adviser, both directly and as a portion of the securities held as collateral on loaned securities. Advisory fees paid by the Fund are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Fund due to its investment in the Liquidity Funds. For the year ended December 31, 2021, advisory fees paid were reduced by approximately $10,000 relating to the Fund's investment in the Liquidity Funds.

A summary of the Fund's transactions in shares of affiliated investments during the year ended December 31, 2021 is as follows:

Affiliated Investment Company	Value December 31, 2020 (000)	Purchases at Cost (000)	Proceeds from Sales (000)	Dividend Income (000)
Liquidity Funds	$26,737	$127,672	$145,854	$5
Affiliated Investment Company (cont'd)	Realized Gain (Loss) (000)	Change in Unrealized Appreciation (Depreciation) (000)	Value December 31, 2021 (000)
Liquidity Funds	$—	$—	$8,555

The Fund is permitted to purchase and sell securities ("cross-trade") from and to other Morgan Stanley funds as well as other funds and client accounts for which the Adviser or an affiliate of the Adviser serves as investment adviser, pursuant

27

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2021

Notes to Financial Statements (cont'd)

to procedures approved by the Directors in compliance with Rule 17a-7 under the Act (the "Rule"). Each cross-trade is executed at the current market price in compliance with provisions of the Rule. For the year ended December 31, 2021, the Fund did not engage in any cross-trade transactions.

The Fund has an unfunded Deferred Compensation Plan (the "Compensation Plan"), which allows each independent Director to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Directors. Each eligible Director generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley funds that are offered as investment options under the Compensation Plan. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the NAV of the Fund.

I. Federal Income Taxes: It is the Fund's intention to continue to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income. Accordingly, no provision for federal income taxes is required in the financial statements.

The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

FASB ASC 740-10, "Income Taxes — Overall", sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in "Other Expenses" in the Statement of Operations. The Fund files tax returns with the U.S. Internal Revenue Service, New York and various states. Generally, each of the tax years in the four-year period ended December 31, 2021 remains subject to examination by taxing authorities.

The tax character of distributions paid may differ from the character of distributions shown for GAAP purposes due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during fiscal years 2021 and 2020 was as follows:

2021 Distributions Paid From:		2020 Distributions Paid From:
Ordinary Income (000)	Long-Term Capital Gain (000)	Ordinary Income (000)	Long-Term Capital Gain (000)
$8,540	$2,064	$6,132	$507

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are attributable to differing book and tax treatments for the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

The Fund had no permanent differences causing reclassifications among the components of net assets for the year ended December 31, 2021.

At December 31, 2021, the components of distributable earnings for the Fund on a tax basis were as follows:

Undistributed Ordinary Income (000)	Undistributed Long-Term Capital Gain (000)
$3,240	$1,507

J. Credit Facility: The Company and other Morgan Stanley funds participated in a $300,000,000 committed, unsecured revolving line of credit facility (the "Facility") with State Street. This Facility is to be used for temporary emergency purposes or funding of shareholder redemption requests. The interest rate on borrowings is based on the federal funds rate or 1 month LIBOR rate plus a spread. Effective April 19, 2021, the interest rate on borrowings is based on the federal funds effective rate or overnight bank funding rate plus a spread. The Facility also has a commitment fee of 0.25% per annum based on the unused portion of the Facility. During the year ended December 31, 2021, the Fund did not have any borrowings under the Facility.

K. Other: At December 31, 2021, the Fund had record owners of 10% or greater. Investment activities of these shareholders could have a material impact on the Fund. The aggregate percentage of such owners was 34.9%.

L. Market Risk: The outbreak of the coronavirus ("COVID-19") and the recovery responses could adversely impact the operations of the Fund and its service providers

28

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2021

Notes to Financial Statements (cont'd)

and financial performance of the Fund and the Fund's investments. The extent of such impact depends on future developments, including (i) the duration and spread of the outbreak, (ii) the restrictions and advisories, (iii) the effects on the financial markets, (iv) government and regulatory responses, and (v) the effects on the economy overall as a result of developments such as disruption to consumer demand, economic output and supply chains. The duration and extent of COVID-19 and associated economic and market conditions and uncertainty over the long term cannot be reasonably estimated at this time. The ultimate impact of COVID-19 and the extent to which the associated conditions impact the Fund will also depend on future developments, which are highly uncertain, difficult to accurately predict and subject to change at any time. If the financial performance of the Fund's investments is impacted because of these factors for an extended period, the Fund's investment results may be adversely affected.

M. LIBOR Discontinuance or Unavailability Risk: LIBOR is intended to represent the rate at which contributing banks may obtain short-term borrowings from each other in the London interbank market. The regulatory authority that oversees financial services firms and financial markets in the U.K. has announced that, after the end of 2021, it would no longer persuade or compel contributing banks to make rate submissions for purposes of determining the LIBOR rate. However, subsequent announcements by the Financial Conduct Authority, the LIBOR administrator and other regulators indicate that it is possible that the most widely used tenors of U.S. Dollar LIBOR may continue to be provided on a representative basis until mid-2023. However, in connection with supervisory guidance from regulators, some regulated entities will cease to enter into most new LIBOR-based contracts after January 1, 2022. As a result, it is possible that commencing in 2022 (or a later date, if a particular reference rate is expected to continue beyond 2021), LIBOR may no longer be available or no longer deemed an appropriate reference rate upon which to determine the interest rate on or impacting certain derivatives and other instruments or investments comprising some or all of the Fund's portfolio. In light of this eventuality, public and private sector industry initiatives are currently underway to establish new or alternative reference rates to be used in place of LIBOR. There is no assurance that the composition or characteristics of any such alternative reference rate will be similar to or produce the same value or economic equivalence as LIBOR or that it will have the same volume or liquidity as did LIBOR prior to its discontinuance or unavailability, which may affect the value or liquidity or return on certain of the Fund's investments and result in costs incurred in connection with closing out positions and entering into new trades.

Neither the effect of the LIBOR transition process nor its ultimate success can yet be known. The transition process might lead to increased volatility and illiquidity in markets for, and reduce the effectiveness of new hedges placed against, instruments whose terms currently include LIBOR. While some existing LIBOR-based instruments may contemplate a scenario where LIBOR is no longer available by providing for an alternative rate-setting methodology, there may be significant uncertainty regarding the effectiveness of any such alternative methodologies to replicate LIBOR. Not all existing LIBOR-based instruments may have alternative rate-setting provisions and there remains uncertainty regarding the willingness and ability of issuers to add alternative rate-setting provisions in certain existing instruments. In addition, a liquid market for newly-issued instruments that use a reference rate other than LIBOR still may be developing. There may also be challenges for the Fund to enter into hedging transactions against such newly-issued instruments until a market for such hedging transactions develops. All of the aforementioned may adversely affect the Fund's performance or net asset value.

29

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2021

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of
Morgan Stanley Variable Insurance Fund, Inc. —
Core Plus Fixed Income Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Core Plus Fixed Income Portfolio (the "Fund") (one of the funds constituting Morgan Stanley Variable Insurance Fund, Inc. (the "Company")), including the portfolio of investments, as of December 31, 2021, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of Core Plus Fixed Income Portfolio (one of the funds constituting Morgan Stanley Variable Insurance Fund, Inc.) at December 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Company in accordance with the U.S. federal securities law and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of the Company's internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2021 by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Morgan Stanley investment companies since 2000.
Boston, Massachusetts
February 18, 2022

30

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2021

Liquidity Risk Management Program (unaudited)

In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the "Liquidity Rule"), the Fund has adopted and implemented a liquidity risk management program (the "Program"), which is reasonably designed to assess and manage the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of remaining investors' interests in the Fund (i.e., liquidity risk). The Fund's Board of Directors (the "Board") previously approved the designation of the Liquidity Risk Subcommittee (the "LRS") as Program administrator. The LRS is comprised of representatives from various divisions within Morgan Stanley Investment Management.

At a meeting held on March 3-4, 2021, the Board reviewed a written report prepared by the LRS that addressed the Program's operation and assessed its adequacy, and effectiveness of implementation for the period from January 1, 2020, through December 31, 2020, as required under the Liquidity Rule, and discussed the impact of the COVID-19 pandemic on liquidity and the LRS's assessment of liquidity risk during the reporting period, including during the distressed market environment caused by the onset of the COVID-19 pandemic. The report concluded that the Program operated effectively and was adequately and effectively implemented in all material aspects, and that the relevant controls and safeguards were appropriately designed to enable the LRS to administer the Program in compliance with the Liquidity Rule.

In accordance with the Program, the LRS assessed each Fund's liquidity risk no less frequently than annually taking into consideration certain factors, as applicable, such as (i) investment strategy and liquidity of portfolio investments, (ii) short-term and long-term cash flow projections and (iii) holdings of cash and cash equivalents and borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions.

Each Fund portfolio investment is classified into one of four liquidity categories, which classification is assessed at least monthly by the LRS. The classification is based on a determination of the number of days it is reasonably expected to take to convert the investment into cash, or sell or dispose of the investment, in current market conditions without significantly changing the market value of the investment. Liquidity classification determinations take into account various market, trading and investment-specific considerations, as well as market depth, and in some cases utilize third-party vendor data.

The Liquidity Rule limits a fund's investments in illiquid investments to 15% of its net assets and requires funds that do not primarily hold assets that are highly liquid investments to determine and maintain a minimum percentage of the fund's net assets to be invested in highly liquid investments (highly liquid investment minimum or "HLIM"). The LRS believes that the Program includes provisions reasonably designed to review, monitor and comply with the 15% limit on illiquid investments and for determining, periodically reviewing and complying with the HLIM requirement, as applicable.

There can be no assurance that the Program will achieve its objectives under all circumstances in the future. Please refer to the Fund's prospectus for more information regarding the Fund's exposure to liquidity risk and other risks to which it may be subject.

31

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2021

Federal Tax Notice (unaudited)

For federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during its taxable year ended December 31, 2021.

The Fund designated and paid approximately $2,064,000 as a long-term capital gain distribution.

In January, the Fund provides tax information to shareholders for the preceding calendar year.

32

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2021

Director and Officer Information (unaudited)

Independent Directors:

Name, Address and Birth Year of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director During Past 5 Years***
Frank L. Bowman c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1944	Director	Since August 2006

President, Strategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Morgan Stanley Funds (since August 2006); Chairperson of the Compliance and Insurance Committee (since October 2015); formerly, Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee (2007-2015); served as President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) (February 2005-November 2008); retired as Admiral, U.S. Navy after serving over 38 years on active duty including 8 years as Director of the Naval Nuclear Propulsion Program in the Department of the Navy and the U.S. Department of Energy (1996-2004); served as Chief of Naval Personnel (July 1994-September 1996) and on the Joint Staff as Director of Political Military Affairs (June 1992-July 1994); knighted as Honorary Knight Commander of the Most Excellent Order of the British Empire; awarded the Officier de l'Orde National du Mérite by the French Government; elected to the National Academy of Engineering (2009).

				77

Director of Naval and Nuclear Technologies LLP; Director Emeritus of the Armed Services YMCA; Member of the National Security Advisory Council of the Center for U.S. Global Engagement and a member of the CNA Military Advisory Board; Chairman of Fairhaven United Methodist Church; Member of the Board of Advisors of the Dolphin Scholarship Foundation; Director of other various nonprofit organizations; formerly, Director of BP, plc (November 2010-May 2019).

Kathleen A. Dennis c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1953	Director	Since August 2006	Chairperson of the Governance Committee (since January 2021), Chairperson of the Liquidity and Alternatives Sub-Committee of the Investment Committee (2006-2020) and Director or Trustee of various Morgan Stanley Funds (since August 2006); President, Cedarwood Associates (mutual fund and investment management consulting) (since July 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	77	Board Member, University of Albany Foundation (2012-present); Board Member, Mutual Funds Directors Forum (2014-present); Director of various non-profit organizations.
Nancy C. Everett c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1955	Director	Since January 2015	Chairperson of the Equity Investment Committee (since January 2021); Director or Trustee of various Morgan Stanley Funds (since January 2015); Chief Executive Officer, Virginia Commonwealth University Investment Company (since November 2015); Owner, OBIR, LLC (institutional investment management consulting) (since June 2014); formerly, Managing Director, BlackRock, Inc. (February 2011-December 2013) and Chief Executive Officer, General Motors Asset Management (a/k/a Promark Global Advisors, Inc.) (June 2005-May 2010).	78

Formerly, Member of Virginia Commonwealth University School of Business Foundation (2005-2016); Member of Virginia Commonwealth University Board of Visitors (2013-2015); Member of Committee on Directors for Emerging Markets Growth Fund, Inc. (2007-2010); Chairperson of Performance Equity Management, LLC (2006-2010); and Chairperson, GMAM Absolute Return Strategies Fund, LLC (2006-2010).

33

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2021

Director and Officer Information (unaudited) (cont'd)

Independent Directors (cont'd):

Name, Address and Birth Year of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director During Past 5 Years***
Jakki L. Haussler c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1957	Director	Since January 2015	Director or Trustee of various Morgan Stanley Funds (since January 2015); Chairman, Opus Capital Group (since 1996); formerly, Chief Executive Officer, Opus Capital Group (1996-2019); Director, Capvest Venture Fund, LP (May 2000-December 2011); Partner, Adena Ventures, LP (July 1999-December 2010); Director, The Victory Funds (February 2005-July 2008).	78

Director, Barnes Group Inc. (since July 2021); Director of Cincinnati Bell Inc. and Member, Audit Committee and Chairman, Governance and Nominating Committee; Director of Service Corporation International and Member, Audit Committee and Investment Committee; Director of Northern Kentucky University Foundation and Member, Investment Committee; Member of Chase College of Law Transactional Law Practice Center Board of Advisors; Director of Best Transport; Director of Chase College of Law Board of Visitors; formerly, Member, University of Cincinnati Foundation Investment Committee; Member, Miami University Board of Visitors (2008-2011); Trustee of Victory Funds (2005-2008) and Chairman, Investment Committee (2007-2008) and Member, Service Provider Committee (2005-2008).

Dr. Manuel H. Johnson c/o Johnson Smick International, Inc. 220 I Street, NE Suite 200 Washington, D.C. 20002 Birth Year: 1949	Director	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Fixed Income, Liquidity and Alternatives Investment Committee (since January 2021), Chairperson of the Investment Committee (2006-2020) and Director or Trustee of various Morgan Stanley Funds (since July 1991); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly, Chairperson of the Audit Committee (July 1991-September 2006); Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	77	Director of NVR, Inc. (home construction).
Joseph J. Kearns c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1942	Director	Since August 1994	Senior Adviser, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 1994); formerly, Deputy Chairperson of the Audit Committee (July 2003-September 2006) and Chairperson of the Audit Committee of various Morgan Stanley Funds (since August 1994); CFO of the J. Paul Getty Trust (1982-1999).	78	Director, Rubicon Investments (since February 2019); Prior to August 2016, Director of Electro Rent Corporation (equipment leasing); Prior to December 31, 2013, Director of The Ford Family Foundation.
Michael F. Klein c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1958	Director	Since August 2006

Chairperson of the Risk Committee (since January 2021); Managing Director, Aetos Alternatives Management, LP (since March 2000); Co-President, Aetos Alternatives Management, LP (since January 2004) and Co-Chief Executive Officer of Aetos Alternatives Management, LP (since August 2013); Chairperson of the Fixed Income Sub-Committee of the Investment Committee (2006-2020) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management and President, various Morgan Stanley Funds (June 1998-March 2000); Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).

				77	Director of certain investment funds managed or sponsored by Aetos Alternatives Management, LP; Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).

34

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2021

Director and Officer Information (unaudited) (cont'd)

Independent Directors (cont'd):

Name, Address and Birth Year of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director During Past 5 Years***
Patricia A. Maleski c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1960	Director	Since January 2017	Director or Trustee of various Morgan Stanley Funds (since January 2017); Managing Director, JPMorgan Asset Management (2004-2016); Oversight and Control Head of Fiduciary and Conflicts of Interest Program (2015-2016); Chief Control Officer — Global Asset Management (2013-2015); President, JPMorgan Funds (2010-2013); Chief Administrative Officer (2004-2013); various other positions including Treasurer and Board Liaison (since 2001).	78	Trustee, Nutley Family Service Bureau, Inc. (since January 2022).
W. Allen Reed c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1947	Chair of the Board and Director	Chair of the Board since August 2020 and Director since August 2006	Chair of the Boards of various Morgan Stanley Funds (since August 2020); Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Vice Chair of the Boards of various Morgan Stanley Funds (January 2020-August 2020); President and Chief Executive Officer of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994-December 2005).	77	Formerly, Director of Legg Mason, Inc. (2006-2019); and Director of the Auburn University Foundation (2010-2015).
Frances L. Cashman c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1961	Advisory Board Member	Advisory Board Member Since January 2022	Chief Executive Officer, Asset Management Division, Euromoney Institutional Investor PLC (financial information) (May 2021-Present); Executive Vice President and various other roles, Legg Mason & Co. (asset management) (2010-2020); Managing Director, Stifel Nicolaus (2005-2010).	78

Trustee and Investment Committee Member, Georgia Tech Foundation (Since June 2019); Trustee and Chair of Marketing Committee, Loyola Blakefield (Since September 2017); Trustee, MMI Gateway Foundation (since September 2017); Director and Investment Committee Member, Catholic Community Foundation Board (2012-2018); Director and Investment Committee Member, St. Ignatius Loyola Academy (2011-2017).

Eddie A. Grier c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1955	Advisory Board Member	Advisory Board Member Since January 2022	Dean, Santa Clara University Leavey School of Business (since April 2021); Dean, Virginia Commonwealth University School of Business (2010-2021); President and various other roles, Walt Disney Company (entertainment and media) (1981-2010).	78

Director, Witt/Keiffer, Inc. (executive search) (since 2016); Director, NuStar GP, LLC (energy) (since August 2021); Director, Sonida Senior Living, Inc. (residential community operator) (2016-2021); Director, NVR, Inc. (homebuilding) (2013-2020); Director, Middleburg Trust Company (wealth management) (2014-2019); Director, Colonial Williamsburg Company (since 2012); Regent, University of Massachusetts Global (since 2021); Director and Chair, ChildFund International (2012-2021); Trustee, Brandman University (2010-2021); Director, Richmond Forum (2012-2019).

*  This is the earliest date the Director began serving the Morgan Stanley Funds. Each Director serves an indefinite term, until his or her successor is elected.

**  The Fund Complex includes (as of December 31, 2021) all open-end and closed-end funds (including all of their portfolios) advised by Morgan Stanley Investment Management Inc. (the "Adviser") and any funds that have an adviser that is an affiliated person of the Adviser (including, but not limited to, Morgan Stanley AIP GP LP).

***  This includes any directorships at public companies and registered investment companies held by the Director at any time during the past five years.

35

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2021

Director and Officer Information (unaudited) (cont'd)

Executive Officers:

Name, Address and Birth Year of Executive Officer	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years
John H. Gernon 522 Fifth Avenue New York, NY 10036 Birth Year: 1963	President and Principal Executive Officer	Since September 2013

President and Principal Executive Officer of the Equity and Fixed Income Funds and the Morgan Stanley AIP Funds (since September 2013) and the Liquidity Funds and various money market funds (since May 2014) in the Fund Complex; Managing Director of the Adviser.

Deidre A. Downes 1633 Broadway New York, NY 10019 Birth Year: 1977	Chief Compliance Officer	Since November 2021

Executive Director of the Adviser (since January 2021) and Chief Compliance Officer of various Morgan Stanley Funds (since November 2021). Formerly, Vice President and Corporate Counsel at PGIM and Prudential Financial (October 2016-December 2020).

Francis J. Smith 522 Fifth Avenue New York, NY 10036 Birth Year: 1965	Treasurer and Principal Financial Officer	Treasurer since July 2003 and Principal Financial Officer since September 2002	Managing Director of the Adviser and various entities affiliated with the Adviser; Treasurer (since July 2003) and Principal Financial Officer of various Morgan Stanley Funds (since September 2002).
Mary E. Mullin 1633 Broadway New York, NY 10019 Birth Year: 1967	Secretary	Since June 1999	Managing Director of the Adviser; Secretary of various Morgan Stanley Funds (since June 1999).
Michael J. Key 522 Fifth Avenue New York, NY 10036 Birth Year: 1979	Vice President	Since June 2017

Vice President of the Equity and Fixed Income Funds, Liquidity Funds, various money market funds and the Morgan Stanley AIP Funds in the Fund Complex (since June 2017); Executive Director of the Adviser; Head of Product Development for Equity and Fixed Income Funds (since August 2013).

*  This is the earliest date the officer began serving the Morgan Stanley Funds. Each officer serves an indefinite term, until his or her successor is elected.

36

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2021

Adviser and Administrator

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

Distributor

Morgan Stanley Distribution, Inc.
522 Fifth Avenue
New York, New York 10036

Dividend Disbursing and Transfer Agent

DST Asset Manager Solutions, Inc.
2000 Crown Colony Drive
Quincy, Massachusetts 02169

Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Counsel to the Independent Directors

Perkins Coie LLP
1155 Avenue of the Americas,
22nd Floor
New York, New York 10036

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

Reporting to Shareholders

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its Semi-Annual and the Annual Reports within 60 days of the end of the fund's second and fourth fiscal quarters. The Semi-Annual and Annual Reports are filed electronically with the Securities and Exchange Commission ("SEC") on Form N-CSRS and Form N-CSR, respectively. Morgan Stanley also delivers the Semi-Annual and Annual Reports to fund shareholders and makes these reports available on its public website, www.morganstanley.com/im/shareholderreports. Each Morgan Stanley non-money market fund also files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters as an attachment to Form N-PORT. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, but makes the complete schedule of portfolio holdings for the fund's first and third fiscal quarters available on its public website. The holdings for each money market fund are also posted to the Morgan Stanley public website. You may obtain the Form N-PORT filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's website, www.sec.gov. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's email address (publicinfo@sec.gov).

Proxy Voting Policies and Procedures and Proxy Voting Record

You may obtain a copy of the Company's Proxy Voting Policy and Procedures and information regarding how the Company voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, without charge, upon request, by calling toll free 1 (800) 548-7786 or by visiting our website at www.morganstanley.com/im/shareholderreports. This information is also available on the SEC's website at www.sec.gov.

This report is submitted for the general information of the shareholders of the Fund. For more detailed information about the Fund, its fees and expenses and other pertinent information, please read its Prospectus. The Company's Statement of Additional Information contains additional information about the Fund, including its Directors. It is available, without charge, by calling 1 (800) 548-7786.

Householding Notice

To reduce printing and mailing costs, the Fund attempts to eliminate duplicate mailings to the same address. The Fund delivers a single copy of certain shareholder documents, including shareholder reports, prospectuses and proxy materials, to investors with the same last name who reside at the same address. Your participation in this program will continue for an unlimited period of time unless you instruct us otherwise. You can request multiple copies of these documents by calling (800) 548-7786, 8:00 a.m. to 6:00 p.m., ET. Once our Customer Service Center has received your instructions, we will begin sending individual copies for each account within 30 days.

This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective Prospectus. Read the Prospectus carefully before investing.

UIFCPFIANN
3997585 EXP 02.28.23

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2021

Discovery Portfolio

The Fund is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies offered by the separate accounts of certain life insurance companies.

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2021

Consolidated Expense Example	2
Investment Overview	3
Consolidated Portfolio of Investments	5
Consolidated Statement of Assets and Liabilities	8
Consolidated Statement of Operations	9
Consolidated Statements of Changes in Net Assets	10
Consolidated Financial Highlights	11
Notes to Consolidated Financial Statements	13
Report of Independent Registered Public Accounting Firm	25
Liquidity Risk Management Program	26
Federal Tax Notice	27
Director and Officer Information	28

1

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2021

Consolidated Expense Example (unaudited)

Discovery Portfolio

As a shareholder of the Discovery Portfolio (the "Fund"), you incur two types of costs: (1) insurance company charges; and (2) ongoing costs, which may include advisory fees, administration fees, distribution (12b-1) fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2021 and held for the entire six-month period.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any insurance company charges. Therefore, the table below is useful in comparing ongoing costs, but will not help you determine the relative total cost of owning different funds. In addition, if these insurance company charges were included, your costs would have been higher.

	Beginning Account Value 7/1/21	Actual Ending Account Value 12/31/21	Hypothetical Ending Account Value	Actual Expenses Paid During Period*	Hypothetical Expenses Paid During Period*	Net Expense Ratio During Period**
Discovery Portfolio Class I	$1,000.00	$822.20	$1,020.42	$4.36	$4.84	0.95%
Discovery Portfolio Class II	1,000.00	821.30	1,019.91	4.82	5.35	1.05

*  Expenses are calculated using each Fund Class' annualized net expense ratio (as disclosed), multiplied by the average account value over the period and multiplied by 184/365 (to reflect the most recent one-half year period).

**  Annualized.

2

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2021

Investment Overview (unaudited)

Discovery Portfolio

The Fund seeks long term capital growth by investing primarily in common stocks and other equity securities.

On April 5, 2021 the Fund suspended offering Class I and Class II shares to new investors.

Performance

For the fiscal year ended December 31, 2021, the Fund's Class I shares had a total return based on net asset value and reinvestment of distributions per share of –11.06%, net of fees, and –11.19%, net of fees, for Class II shares. The Fund's Class I and Class II shares underperformed the Fund's benchmark, the Russell Midcap® Growth Index (the "Index"), which returned 12.73%.

Factors Affecting Performance

•  U.S. equity markets saw increased short-term volatility in 2021 but ultimately overcame concerns about new COVID-19 variants, inflation, and fiscal and monetary policy uncertainties to end the year higher. The economic recovery progressed due to easing restrictions and increasing vaccinations, along with support from the federal government's pandemic relief and accommodative monetary policy. Inflation persisted longer than expected, in part due to pandemic-related supply-side disruptions and labor shortages, leading the U.S. Federal Reserve and other central banks around the world to begin withdrawing monetary stimulus measures. The clarity on monetary policy and early evidence that the highly contagious omicron variant could be less deadly led markets to rally at year-end.

•  Mid-cap growth equities, as measured by the Index, advanced over the period. Eight of the Index's 11 sectors posted double-digit gains, led by energy, real estate and industrials. Communication services and consumer staples were the only sectors with negative performance in the Index and the greatest relative laggards in the Index in the period.

•  Counterpoint Global seeks high quality companies, which we define primarily as those with sustainable competitive advantages. We manage concentrated portfolios that are highly differentiated from the benchmark, with securities weighted on our assessment of the quality of the company and our conviction. The value added or detracted in any period of time will result from stock selection, given our philosophy and process. For the year, the Fund underperformed the Index.

•  The long-term investment horizon and conviction-weighted investment approach embraced by the team since 1998 can result in periods of performance deviation from the benchmark and peers. The Fund underperformed the Index in this reporting period mainly due to adverse stock selection, with sector allocations detracting to a lesser extent.

•  Greater market volatility and a widespread sell-off in high growth and high multiple equities was a significant headwind to portfolio performance through much of 2021. We believe the sell-off was driven by a broad rotation out of such names and not due to company-specific fundamentals, which, across most of the portfolio, remained largely robust.

•  The main detractors from relative performance were consumer discretionary, health care and information technology due to mixed stock selection. A company that operates an edge cloud platform for processing, serving and securing customers' applications was the largest detractor within these sectors and across the whole portfolio. It saw its shares underperform due to a network outage which led to difficulties with some customers, and resulted in financial results and an outlook that fell short of investor expectations. Holdings in a leading online retailer of home furnishings, an online luxury goods marketplace and a biotechnology company focused on the development of therapeutics using messenger RNA technology (sold prior to the end of the reporting period) were also among the largest detractors in these sectors and across the whole portfolio for the period.

•  Although a diverse set of holdings among these areas weighed on relative results, it was partly offset by strength in a large and fast-growing business in the U.S. food delivery logistics area, with leading market share in suburban markets. The company was the top contributor within these sectors and across the whole portfolio. Its shares outperformed due to continued solid execution and market share gains within the restaurant category, as well as investor optimism around the company's planned expansion into non-restaurant verticals and additional markets internationally. The stock was sold prior to the end of the reporting period.

•  An overweight allocation to communication services was also a larger detractor from relative performance, but the negative impact was partially offset by favorable stock selection.

•  A zero weight allocation to consumer staples was also advantageous to relative performance.

3

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2021

Investment Overview (unaudited) (cont'd)

Discovery Portfolio

Management Strategies

•  As a team, we believe having a market outlook can be an anchor. Our focus is on assessing company prospects over a five-year horizon, and owning a portfolio of unique companies whose market value we believe can increase significantly for underlying fundamental reasons.

In accordance with SEC regulations, the Fund's performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class II shares will vary from the performance of Class I shares based upon its different inception date and will be negatively impacted by additional fees assessed to that class.

Performance Compared to the Russell Midcap® Growth Index(1)

	Period Ended December 31, 2021
	Total Returns(2)
		Average Annual
	One Year	Five Years	Ten Years	Since Inception(5)
Fund – Class I(3)	–11.06%	37.01%	20.23%	11.42%
Russell Midcap® Growth Index	12.73	19.83	16.63	9.80
Fund – Class II(4)	–11.19	36.85	20.11	15.94
Russell Midcap® Growth Index	12.73	19.83	16.63	13.01

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please contact the issuing insurance company or speak with your financial advisor. Investment return and principal value will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance shown does not reflect fees and expenses imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would be lower.

(1)  The Russell Midcap® Growth Index measures the performance of the mid-cap growth segment of the U.S. equity universe. It includes those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell Midcap® Index is a subset of the Russell 1000® Index and includes approximately 800 of the smallest securities in the Russell 1000® Index, which in turn consists of approximately 1,000 of the largest U.S. securities based on a combination of market capitalization and current index membership. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)  Total returns for the Fund reflect fees waived and expenses reimbursed, if applicable, by the Adviser (as defined herein). Without such waivers and reimbursements, total returns would have been lower.

(3)  Commenced operations on October 18, 1999.

(4)  Commenced offering on May 5, 2003.

(5)  For comparative purposes, average annual since inception returns listed for the Index refers to the inception date or initial offering of the respective share class of the Fund, not the inception of the Index.

4

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2021

Consolidated Portfolio of Investments

Discovery Portfolio

	Shares	Value (000)
Common Stocks (91.1%)
Biotechnology (1.1%)
Alnylam Pharmaceuticals, Inc. (a)	8,296	$1,407
Ginkgo Bioworks Holdings, Inc. (a)(b)	82,077	682
Intellia Therapeutics, Inc. (a)	13,526	1,599
		3,688
Consumer Finance (1.0%)
Upstart Holdings, Inc. (a)	21,390	3,236
Entertainment (5.4%)
ROBLOX Corp., Class A (a)	170,125	17,550
Equity Real Estate Investment Trusts (REITs) (0.6%)
WeWork, Inc., Class A REIT (a)	216,035	1,858
Health Care Providers & Services (2.8%)
Agilon Health, Inc. (a)	215,297	5,813
Guardant Health, Inc. (a)	31,502	3,151
		8,964
Health Care Technology (7.3%)
Doximity, Inc., Class A (a)	142,648	7,151
GoodRx Holdings, Inc., Class A (a)	231,307	7,559
Teladoc Health, Inc. (a)	8,627	792
Veeva Systems, Inc., Class A (a)	31,947	8,162
		23,664
Information Technology Services (26.4%)
Affirm Holdings, Inc. (a)	165,858	16,679
Cloudflare, Inc., Class A (a)	160,719	21,135
Fastly, Inc., Class A (a)	238,374	8,450
Marqeta, Inc., Class A (a)	148,098	2,543
MongoDB, Inc. (a)	39,335	20,822
Okta, Inc. (a)	69,743	15,634
		85,263
Interactive Media & Services (7.8%)
Pinterest, Inc., Class A (a)	220,927	8,031
Twitter, Inc. (a)	266,151	11,503
ZoomInfo Technologies, Inc., Class A (a)	86,378	5,545
		25,079
Internet & Direct Marketing Retail (5.4%)
Chewy, Inc., Class A (a)	32,349	1,907
Farfetch Ltd., Class A (a)	131,945	4,411
Grab Holdings Ltd., Class A (a)	328,484	2,342
Wayfair, Inc., Class A (a)	46,975	8,924
		17,584
Leisure Products (2.2%)
Peloton Interactive, Inc., Class A (a)	199,378	7,130
Life Sciences Tools & Services (1.1%)
10X Genomics, Inc., Class A (a)	22,824	3,400
Pharmaceuticals (3.0%)
Royalty Pharma PLC, Class A (United Kingdom)	239,415	9,541
	Shares	Value (000)
Real Estate Management & Development (1.9%)
Opendoor Technologies, Inc. (a)	190,420	$2,782
Redfin Corp. (a)	86,482	3,320
		6,102
Software (21.9%)
Aurora Innovation, Inc. (a)(c)	129,934	1,383
Bill.Com Holdings, Inc. (a)	48,889	12,181
Cipher Mining, Inc. (a)	202,446	937
Confluent, Inc., Class A (a)	75,782	5,778
Gitlab, Inc., Class A (a)	21,514	1,872
HashiCorp, Inc., Class A (a)	26,967	2,455
HubSpot, Inc. (a)	4,707	3,103
IronSource Ltd., Class A (Israel) (a)(c)	378,379	2,665
IronSource Ltd., Class A (Israel) (a)	99,041	766
MicroStrategy, Inc., Class A (a)	2,554	1,391
Monday.com Ltd. (Israel) (a)	15,798	4,877
Procore Technologies, Inc. (a)	41,992	3,358
Qualtrics International, Inc., Class A (a)	66,227	2,344
Samsara, Inc., Class A (a)	91,743	2,579
Trade Desk, Inc. (The), Class A (a)	126,877	11,627
UiPath, Inc., Class A (a)	32,406	1,398
Unity Software, Inc. (a)	85,631	12,244
		70,958
Specialty Retail (3.2%)
Carvana Co. (a)	44,127	10,228
Total Common Stocks (Cost $284,836)		294,245
Preferred Stocks (0.9%)
Internet & Direct Marketing Retail (0.1%)
Overstock.com, Inc. Series A-1	3,472	163
Software (0.8%)
Databricks, Inc. (a)(c)(d) (acquisition cost — $2,666; acquired 8/31/21)	12,093	2,729
Total Preferred Stocks (Cost $2,688)		2,892
Investment Company (0.9%)
Grayscale Bitcoin Trust (a) (Cost $3,807)	85,120	2,915
	No. of Warrants
Warrant (0.0%) (e)
Biotechnology (0.0%) (e)
Ginkgo Bioworks Holdings, Inc. expires 12/31/27 (a) (Cost $55)	16,415	37
	Shares
Short-Term Investments (7.6%)
Securities held as Collateral on Loaned Securities (0.2%)
Investment Company (0.2%)
Morgan Stanley Institutional Liquidity Funds — Treasury Securities Portfolio — Institutional Class (See Note H)	637,218	637

The accompanying notes are an integral part of the consolidated financial statements.
5

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2021

Consolidated Portfolio of Investments (cont'd)

Discovery Portfolio

	Face Amount (000)	Value (000)
Repurchase Agreements (0.0%) (e)
HSBC Securities USA, Inc., (0.05%, dated 12/31/21, due 1/3/22; proceeds $6; fully collateralized by U.S. Government obligations; 0.00% due 5/15/25 - 11/15/28; valued at $6)	$6	$6
Merrill Lynch & Co., Inc., (0.05%, dated 12/31/21, due 1/3/22; proceeds $115; fully collateralized by U.S. Government obligations; 0.13% - 2.88% due 7/31/23 - 7/31/25; valued at $117)	115	115
		121
Total Securities held as Collateral on Loaned Securities (Cost $758)		758
	Shares
Investment Company (7.4%)
Morgan Stanley Institutional Liquidity Funds — Treasury Securities Portfolio — Institutional Class (See Note H) (Cost $23,946)	23,946,333	23,946
Total Short-Term Investments (Cost $24,704)		24,704
Total Investments Excluding Purchased Options (100.5%) (Cost $316,090)		324,793
Total Purchased Options Outstanding (0.1%) (Cost $1,967)		445
Total Investments (100.6%) (Cost $318,057) Including $682 of Securities Loaned (f)(g)		325,238
Liabilities in Excess of Other Assets (–0.6%)		(1,921)
Net Assets (100.0%)		$323,317

(a)  Non-income producing security.

(b)  All or a portion of this security was on loan at December 31, 2021.

(c)  Security cannot be offered for public resale without first being registered under the Securities Act of 1933 and related rules ("restricted security"). Acquisition date represents the day on which an enforceable right to acquire such security is obtained and is presented along with related cost in the security description. The Fund has registration rights for certain restricted securities. Any costs related to such registration are borne by the issuer. The aggregate value of restricted securities (excluding 144A holdings) at December 31, 2021 amounts to approximately $6,777,000 and represents 2.1% of net assets.

(d)  At December 31, 2021, the Fund held a fair valued security valued at approximately $2,729,000, representing 0.8% of net assets. This security has been fair valued as determined in good faith under procedures established by and under the general supervision of the Company's (as defined herein) Directors.

(e)  Amount is less than 0.05%.

(f)  Securities are available for collateral in connection with purchased options.

(g)  At December 31, 2021, the aggregate cost for federal income tax purposes is approximately $321,014,000. The aggregate gross unrealized appreciation is approximately $62,094,000 and the aggregate gross unrealized depreciation is approximately $57,877,000, resulting in net unrealized appreciation of approximately $4,217,000.

REIT  Real Estate Investment Trust.

The accompanying notes are an integral part of the consolidated financial statements.
6

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2021

Consolidated Portfolio of Investments (cont'd)

Discovery Portfolio

Call Options Purchased:

The Fund had the following call options purchased open at December 31, 2021:

Counterparty	Description	Strike Price		Expiration Date	Number of Contracts	Notional Amount (000)	Value (000)		Premiums Paid (000)	Unrealized Depreciation (000)
BNP Paribas	USD/CNH	CNH	7.45	Jan-22	75,453,606	75,454	$—	@	$403	$(403)
Goldman Sachs International	USD/CNH	CNH	7.27	Nov-22	85,198,084	85,198	257		409	(152)
Goldman Sachs International	USD/CNH	CNH	7.57	Mar-22	75,023,260	75,023	4		373	(369)
JP Morgan Chase Bank NA	USD/CNH	CNH	7.28	Jul-22	85,091,612	85,092	106		396	(290)
JP Morgan Chase Bank NA	USD/CNH	CNH	7.31	Aug-22	37,813,460	37,813	51		257	(206)
JP Morgan Chase Bank NA	USD/CNH	CNH	7.38	Jul-22	24,370,551	24,371	27		129	(102)
							$445		$1,967	$(1,522)

@  Value is less than $500.

CNH  — Chinese Yuan Renminbi Offshore

USD  — United States Dollar

Portfolio Composition*

Classification	Percentage of Total Investments
Information Technology Services	26.3%
Software	22.8
Other**	17.6
Interactive Media & Services	7.7
Short-Term Investments	7.4
Health Care Technology	7.3
Internet & Direct Marketing Retail	5.5
Entertainment	5.4
Total Investments	100.0%

*  Percentages indicated are based upon total investments (excluding Securities held as Collateral on Loaned Securities) as of December 31, 2021.

**  Industries and/or investment types representing less than 5% of total investments.

The accompanying notes are an integral part of the consolidated financial statements.
7

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2021

Discovery Portfolio

Consolidated Statement of Assets and Liabilities	December 31, 2021 (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Value(1) (Cost $293,474)	$300,655
Investment in Security of Affiliated Issuer, at Value (Cost $24,583)	24,583
Total Investments in Securities, at Value (Cost $318,057)	325,238
Foreign Currency, at Value (Cost $1)	1
Cash from Securities Lending	1
Receivable for Fund Shares Sold	314
Receivable for Investments Sold	27
Receivable from Securities Lending Income	5
Receivable from Affiliate	—	@
Other Assets	16
Total Assets	325,602
Liabilities:
Collateral on Securities Loaned, at Value	759
Due to Broker	580
Payable for Advisory Fees	543
Payable for Servicing Fees	145
Payable for Investments Purchased	60
Payable for Professional Fees	60
Payable for Fund Shares Redeemed	28
Payable for Custodian Fees	26
Payable for Distribution Fees — Class II Shares	23
Payable for Administration Fees	23
Payable for Organization Costs for Subsidiary	2
Payable for Transfer Agency Fees	2
Other Liabilities	34
Total Liabilities	2,285
NET ASSETS	$323,317
Net Assets Consist of:
Paid-in-Capital	$235,980
Total Distributable Earnings	87,337
Net Assets	$323,317
CLASS I:
Net Assets	$56,135
Net Asset Value, Offering and Redemption Price Per Share Applicable to 3,295,033 Outstanding $0.001 Par Value Shares (Authorized 500,000,000 Shares)	$17.04
CLASS II:
Net Assets	$267,182
Net Asset Value, Offering and Redemption Price Per Share Applicable to 16,653,038 Outstanding $0.001 Par Value Shares (Authorized 500,000,000 Shares)	$16.04
(1) Including:
Securities on Loan, at Value:	$682

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
8

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2021

Discovery Portfolio

Consolidated Statement of Operations	Year Ended December 31, 2021 (000)
Investment Income:
Income from Securities Loaned — Net	$423
Dividends from Securities of Unaffiliated Issuers	244
Dividends from Security of Affiliated Issuer (Note H)	2
Total Investment Income	669
Expenses:
Advisory Fees (Note B)	2,944
Distribution Fees — Class II Shares (Note E)	817
Servicing Fees (Note D)	604
Administration Fees (Note C)	314
Professional Fees	169
Shareholder Reporting Fees	51
Custodian Fees (Note G)	38
Transfer Agency Fees (Note F)	10
Directors' Fees and Expenses	9
Pricing Fees	5
Organization Costs for Subsidiary	3
Interest Expenses	1
Other Expenses	23
Total Expenses	4,988
Waiver of Distribution Fees — Class II Shares (Note E)	(490)
Waiver of Advisory Fees (Note B)	(441)
Rebate from Morgan Stanley Affiliate (Note H)	(9)
Net Expenses	4,048
Net Investment Loss	(3,379)
Realized Gain (Loss):
Investments Sold	87,821
Foreign Currency Translation	(5)
Net Realized Gain	87,816
Change in Unrealized Appreciation (Depreciation):
Investments	(124,504)
Foreign Currency Translation	(— @)
Net Change in Unrealized Appreciation (Depreciation)	(124,504)
Net Realized Gain and Change in Unrealized Appreciation (Depreciation)	(36,688)
Net Decrease in Net Assets Resulting from Operations	$(40,067)

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
9

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2021

Discovery Portfolio

Consolidated Statements of Changes in Net Assets	Year Ended December 31, 2021 (000)	Year Ended December 31, 2020* (000)
Increase (Decrease) in Net Assets:
Operations:
Net Investment Loss	$(3,379)	$(2,395)
Net Realized Gain	87,816	147,230
Net Change in Unrealized Appreciation (Depreciation)	(124,504)	100,669
Net Increase (Decrease) in Net Assets Resulting from Operations	(40,067)	245,504
Dividends and Distributions to Shareholders:
Class I	(23,695)	(5,068)
Class II	(124,612)	(24,283)
Total Dividends and Distributions to Shareholders	(148,307)	(29,351)
Capital Share Transactions:(1)
Class I:
Subscribed	19,984	15,457
Distributions Reinvested	23,695	5,068
Redeemed	(25,575)	(20,658)
Class II:
Subscribed	32,347	44,075
Distributions Reinvested	124,612	24,283
Redeemed	(64,212)	(47,501)
Net Increase in Net Assets Resulting from Capital Share Transactions	110,851	20,724
Total Increase (Decrease) in Net Assets	(77,523)	236,877
Net Assets:
Beginning of Period	400,840	163,963
End of Period	$323,317	$400,840
(1) Capital Share Transactions:
Class I:
Shares Subscribed	837	783
Shares Issued on Distributions Reinvested	1,162	253
Shares Redeemed	(1,019)	(1,076)
Net Increase (Decrease) in Class I Shares Outstanding	980	(40)
Class II:
Shares Subscribed	1,279	2,362
Shares Issued on Distributions Reinvested	6,487	1,256
Shares Redeemed	(2,819)	(2,462)
Net Increase in Class II Shares Outstanding	4,947	1,156

*  Not consolidated.

The accompanying notes are an integral part of the financial statements.
10

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2021

Consolidated Financial Highlights

Discovery Portfolio

	Class I
	Year Ended December 31,
Selected Per Share Data and Ratios	2021		2020(1)		2019(1)		2018(1)		2017(1)
Net Asset Value, Beginning of Period	$29.50		$13.05		$10.71		$12.10		$8.72
Income (Loss) from Investment Operations:
Net Investment Loss(2)	(0.19)		(0.17)		(0.07)		(0.08)		(0.05)
Net Realized and Unrealized Gain (Loss)	(1.27)		18.96		4.45		1.69		3.43
Total from Investment Operations	(1.46)		18.79		4.38		1.61		3.38
Distributions from and/or in Excess of:
Net Realized Gain	(11.00)		(2.34)		(2.04)		(3.00)		—
Net Asset Value, End of Period	$17.04		$29.50		$13.05		$10.71		$12.10
Total Return(3)	(11.06)%		152.30%		40.11%		10.65%		38.76%
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$56,135		$68,299		$30,739		$27,630		$28,747
Ratio of Expenses Before Expense Limitation	1.06%		1.08%		1.11%		1.15%		1.17%
Ratio of Expenses After Expense Limitation	0.95	%(4)	0.95	%(4)	0.94	%(4)	0.94	%(4)	0.99	%(4)(5)
Ratio of Expenses After Expense Limitation Excluding Interest Expenses	0.95	%(4)	N/A		N/A		N/A		N/A
Ratio of Net Investment Loss	(0.78	)%(4)	(0.86	)%(4)	(0.49	)%(4)	(0.59	)%(4)	(0.45	)%(4)
Ratio of Rebate from Morgan Stanley Affiliates	0.00	%(6)	0.00	%(6)	0.01%		0.01%		0.00	%(6)
Portfolio Turnover Rate	95%		112%		101%		89%		64%

(1)  Not consolidated.

(2)  Per share amount is based on average shares outstanding.

(3)  Calculated based on the net asset value as of the last business day of the period. Performance does not reflect fees and expenses imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total return would be lower.

(4)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Loss reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(5)  Effective July 1, 2017, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 0.95% for Class I shares. Prior to July 1, 2017, the maximum ratio was 1.05% for Class I shares.

(6)  Amount is less than 0.005%.

The accompanying notes are an integral part of the consolidated financial statements.
11

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2021

Consolidated Financial Highlights

Discovery Portfolio

	Class II
	Year Ended December 31,
Selected Per Share Data and Ratios	2021		2020(1)		2019(1)		2018(1)		2017(1)
Net Asset Value, Beginning of Period	$28.41		$12.63		$10.42		$11.85		$8.55
Income (Loss) from Investment Operations:
Net Investment Loss(2)	(0.20)		(0.18)		(0.08)		(0.09)		(0.06)
Net Realized and Unrealized Gain (Loss)	(1.17)		18.30		4.33		1.66		3.36
Total from Investment Operations	(1.37)		18.12		4.25		1.57		3.30
Distributions from and/or in Excess of:
Net Realized Gain	(11.00)		(2.34)		(2.04)		(3.00)		—
Net Asset Value, End of Period	$16.04		$28.41		$12.63		$10.42		$11.85
Total Return(3)	(11.19)%		152.04%		39.97%		10.53%		38.60%
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$267,182		$332,541		$133,224		$100,030		$89,140
Ratio of Expenses Before Expense Limitation	1.31%		1.33%		1.36%		1.40%		1.42%
Ratio of Expenses After Expense Limitation	1.05	%(4)	1.05	%(4)	1.04	%(4)	1.04	%(4)	1.09	%(4)(5)
Ratio of Expenses After Expense Limitation Excluding Interest Expenses	1.05	%(4)	N/A		N/A		N/A		N/A
Ratio of Net Investment Loss	(0.88	)%(4)	(0.96	)%(4)	(0.59	)%(4)	(0.69	)%(4)	(0.55	)%(4)
Ratio of Rebate from Morgan Stanley Affiliates	0.00	%(6)	0.00	%(6)	0.01%		0.01%		0.00	%(6)
Portfolio Turnover Rate	95%		112%		101%		89%		64%

(1)  Not consolidated.

(2)  Per share amount is based on average shares outstanding.

(3)  Calculated based on the net asset value as of the last business day of the period. Performance does not reflect fees and expenses imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total return would be lower.

(4)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Loss reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(5)  Effective July 1, 2017, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.05% for Class II shares. Prior to July 1, 2017, the maximum ratio was 1.15% for Class II shares.

(6)  Amount is less than 0.005%.

The accompanying notes are an integral part of the consolidated financial statements.
12

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2021

Notes to Consolidated Financial Statements

Morgan Stanley Variable Insurance Fund, Inc. (the "Company") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Company is comprised of ten separate active, diversified and non-diversified funds (individually referred to as a "Fund," collectively as the "Funds"). The Company applies investment company accounting and reporting guidance.

The accompanying consolidated financial statements relate to the Discovery Portfolio. The Fund seeks long-term capital growth by investing primarily in common stocks and other equity securities. The Fund offers two classes of shares — Class I and Class II. Both classes of shares have identical voting rights (except that shareholders of a Class have exclusive voting rights regarding any matter relating solely to that Class of shares), dividend, liquidation and other rights. Effective April 5, 2021, the Fund suspended offering of Class I and Class II shares to new investors.

The Company is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies offered by the separate accounts of certain life insurance companies.

A. Significant Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles ("GAAP"). Such policies are consistently followed by the Company in the preparation of its consolidated financial statements. GAAP may require management to make estimates and assumptions that affect the reported amounts and disclosures in the consolidated financial statements. Actual results may differ from those estimates.

The Fund may, consistent with its principal investment strategies, invest up to 25% of its total assets in a wholly-owned subsidiary of the Fund organized as a company under the laws of the Cayman Islands, VIF Discovery Cayman Portfolio, Ltd. (the "Subsidiary"). The Subsidiary may invest in bitcoin indirectly through cash settled futures or indirectly through investments in Grayscale Bitcoin Trust (BTC) ("GBTC"), a privately offered investment vehicle that invests in bitcoin. The Fund is the sole shareholder of the Subsidiary, and it is not currently expected that shares of the Subsidiary will be sold or offered to other investors. The consolidated portfolio of investments and consolidated financial statements include the positions and accounts of the Fund and the Subsidiary. All intercompany accounts and transactions of the Fund and the Subsidiary have been eliminated in consolidation and all accounting policies of the Subsidiary are consistent with those of the Fund. As of December 31, 2021, the Subsidiary represented approximately $3,094,000 or approximately 0.96% of the total net assets of the Fund.

Investments in the Subsidiary are expected to provide the Fund with exposure to bitcoin within the limitations of Subchapter M of the Code and recent Internal Revenue Service ("IRS") revenue rulings, which require that a mutual fund receive no more than ten percent of its gross income from such investments in order to receive favorable tax treatment as a regulated investment company ("RIC"). Tax treatment of the income received from the Subsidiary may potentially be affected by changes in legislation, regulations or other legally binding authority, which could affect the character, timing and amount of the Fund's taxable income and distributions. If such changes occur, the Fund may need to significantly change its investment strategy and recognize unrealized gains in order to remain qualified for taxation as a RIC, which could adversely affect the Fund.

1.  Security Valuation: (1) An equity portfolio security listed or traded on an exchange is valued at its latest reported sales price (or at the exchange official closing price if such exchange reports an official closing price), and if there were no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant exchanges. If only bid prices are available then the latest bid price may be used. Listed equity securities not traded on the valuation date with no reported bid and asked prices available on the exchange are valued at the mean between the current bid and asked prices obtained from one or more reputable brokers or dealers. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market; (2) all other equity portfolio securities for which over-the-counter ("OTC") market quotations are readily available are valued at the latest reported sales price (or at the market official closing price if such market reports an official closing price), and if there was no trading in the security on a given day and if there is no official closing price from relevant markets for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant markets. An unlisted equity security that does not trade on the valuation date and for which bid and asked prices from the relevant markets are unavailable is valued at the mean between the current bid and asked prices obtained from one or more reputable brokers or dealers; (3) listed options are valued at the last reported sales price on the exchange on which they are listed (or at the exchange official closing price if such exchange reports an official closing price). If an official closing price or last reported sales price is unavailable, the

13

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2021

Notes to Consolidated Financial Statements (cont'd)

listed option should be fair valued at the mean between its latest bid and ask prices. Unlisted options are valued at the mean between their latest bid and ask prices from a broker/dealer or valued by a pricing service/vendor; (4) certain portfolio securities may be valued by an outside pricing service/vendor approved by the Company's Board of Directors (the "Directors"). The pricing service/vendor may employ a pricing model that takes into account, among other things, bids, yield spreads and/or other market data and specific security characteristics. Alternatively, if a valuation is not available from an outside pricing service/vendor, and the security trades on an exchange, the security may be valued at its latest reported sale price (or at the exchange official closing price if such exchange reports an official closing price), prior to the time when assets are valued. If there are no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available in the relevant exchanges. If only bid prices are available then the latest bid price may be used. If Morgan Stanley Investment Management Inc. (the "Adviser"), a wholly-owned subsidiary of Morgan Stanley, determines that the price provided by the outside pricing service/vendor or exchange does not reflect the security's fair value or is unable to provide a price, prices from brokers or dealers may also be utilized. In these circumstances, the value of the security will be the mean of bid and asked prices obtained from brokers or dealers; (5) when market quotations are not readily available, including circumstances under which the Adviser determines that the closing price, last sale price or the mean between the last reported bid and asked prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Directors. Occasionally, developments affecting the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business of the New York Stock Exchange ("NYSE"). If developments occur during such periods that are expected to materially affect the value of such securities, such valuations may be adjusted to reflect the estimated fair value of such securities as of the close of the NYSE, as determined in good faith by the Directors or by the Adviser using a pricing service and/or procedures approved by the Directors; (6) Private Investment in Public Equity ("PIPE") investments may be valued based on the underlying stock price less a discount until the commitment is fulfilled and shares are registered; and (7) investments in mutual funds, including the Morgan Stanley Institutional Liquidity Funds, are valued at the net asset value ("NAV") as of the close of each business day.

The Directors have responsibility for determining in good faith the fair value of the investments, and the Directors may appoint others, such as the Company's Adviser or a valuation committee, to assist the Directors in determining fair value and to make the actual calculations pursuant to the fair valuation methodologies previously approved by the Directors. Under procedures approved by the Directors, the Company's Adviser has formed a Valuation Committee whose members are approved by the Directors. The Valuation Committee provides administration and oversight of the Company's valuation policies and procedures, which are reviewed at least annually by the Directors. These procedures allow the Company to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

2.  Fair Value Measurement: Financial Accounting Standards Board ("FASB") Accounting Standards CodificationTM ("ASC") 820, "Fair Value Measurement" ("ASC 820"), defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below:

•  Level 1 – unadjusted quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

14

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2021

Notes to Consolidated Financial Statements (cont'd)

•  Level 3 – significant unobservable inputs including the Fund's own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

The following is a summary of the inputs used to value the Fund's investments as of December 31, 2021:

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Common Stocks
Biotechnology	$3,688	$—	$—	$3,688
Consumer Finance	3,236	—	—	3,236
Entertainment	17,550	—	—	17,550
Equity Real Estate Investment Trusts (REITs)	1,858	—	—	1,858
Health Care Providers & Services	8,964	—	—	8,964
Health Care Technology	23,664	—	—	23,664
Information Technology Services	85,263	—	—	85,263
Interactive Media & Services	25,079	—	—	25,079
Internet & Direct Marketing Retail	17,584	—	—	17,584
Leisure Products	7,130	—	—	7,130
Life Sciences Tools & Services	3,400	—	—	3,400
Pharmaceuticals	9,541	—	—	9,541
Real Estate Management & Development	6,102	—	—	6,102
Software	66,910	4,048	—	70,958
Specialty Retail	10,228	—	—	10,228
Total Common Stocks	290,197	4,048	—	294,245
Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Preferred Stocks
Internet & Direct Marketing Retail	$163	$—	$—	$163
Software	—	—	2,729	2,729
Total Preferred Stocks	163	—	2,729	2,892
Investment Company	2,915	—	—	2,915
Warrant	37	—	—	37
Call Options Purchased	—	445	—	445
Short-Term Investments
Investment Company	24,583	—	—	24,583
Repurchase Agreements	—	121	—	121
Total Short-Term Investments	24,583	121	—	24,704
Total Assets	$317,895	$4,614	$2,729	$325,238

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes.

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

	Common Stock (000)		Preferred Stock (000)
Beginning Balance	$929		$—
Purchases	—		2,666
Sales	—		—
Amortization of discount	—		—
Transfers in	—		—
Transfers out	(929	)†	—
Corporate actions	—		—
Change in unrealized appreciation (depreciation)	—		63
Realized gains (losses)	—		—
Ending Balance	$—		$2,729
Net change in unrealized appreciation (depreciation) from investments still held as of December 31, 2021	$—		$63

†  A security transferred out of level 3 due to an Initial Public Offering.

15

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2021

Notes to Consolidated Financial Statements (cont'd)

The following table presents additional information about valuation techniques and inputs used for investments that are measured at fair value and categorized within Level 3 as of December 31, 2021. Various valuation techniques were used in the valuation of certain investments and weighted based on the level of significance. The Fund calculated the weighted averages of the unobservable inputs relative to each investment's fair value as of December 31, 2021.

	Fair Value at December 31, 2021 (000)	Valuation Technique	Unobservable Input	Amount*		Impact to Valuation from an Increase in Input**
Preferred Stock	$2,729	Market Transaction Method	Precedent Transaction	$220.45		Increase
		Discounted Cash Flow	Weighted Average Cost of Capital	11.0%		Decrease
			Perpetual Growth Rate	3.5%		Increase
		Market Comparable Companies	Enterprise Value/Revenue	38.5	x	Increase
			Discount for Lack of Marketability	12.0%		Decrease

*  Amount is indicative of the weighted average.

**  Represents the expected directional change in the fair value of the Level 3 investments that would result from an increase in the corresponding input. A decrease to the unobservable input would have the opposite effect. Significant changes in these inputs could result in significantly higher or lower fair value measurements.

3.  Repurchase Agreements: The Fund may enter into repurchase agreements under which the Fund lends cash and takes possession of securities with an agreement that the counterparty will repurchase such securities. In connection with transactions in repurchase agreements, a bank as custodian for the Fund takes possession of the underlying securities which are held as collateral, with a market value at least equal to the amount of the repurchase transaction, including principal and accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine that the value of the collateral does not decrease below the repurchase price plus accrued interest as earned. If such a decrease occurs, additional collateral will be requested and, when received, will be added to the account to maintain full collateralization. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral proceeds may be subject to cost and delays. The Fund, along with other affiliated investment companies, may utilize a joint trading account for the purpose of entering into repurchase agreements.

4.  Foreign Currency Translation and Foreign Investments: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars as follows:

—  investments, other assets and liabilities at the prevailing rate of exchange on the valuation date;

—  investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) on investments in securities are included in the reported net realized and unrealized gains (losses) on investment transactions and balances. However, pursuant to U.S. federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are treated as ordinary income for U.S. federal income tax purposes.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from foreign currency forward exchange contracts, disposition of foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions,

16

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2021

Notes to Consolidated Financial Statements (cont'd)

and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. The change in unrealized currency gains (losses) on foreign currency transactions for the period is reflected in the Consolidated Statement of Operations.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, fluctuations of exchange rates in relation to the U.S. dollar, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

Governmental approval for foreign investments may be required in advance of making an investment under certain circumstances in some countries, and the extent of foreign investments in domestic companies may be subject to limitation in other countries. Foreign ownership limitations also may be imposed by the charters of individual companies to prevent, among other concerns, violations of foreign investment limitations. As a result, an additional class of shares (identified as "Foreign" in the Consolidated Portfolio of Investments) may be created and offered for investment. The "local" and "foreign shares" market values may differ. In the absence of trading of the foreign shares in such markets, the Fund values the foreign shares at the closing exchange price of the local shares.

5.  Derivatives: The Fund may, but is not required to, use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. Derivatives are financial instruments whose value is based, in part, on the value of an underlying asset, interest rate, index or financial instrument. Prevailing interest rates and volatility levels, among other things, also affect the value of derivative instruments. A derivative instrument often has risks similar to its underlying asset and may have additional risks, including imperfect correlation between the value of the derivative and the underlying asset, risks of default by the counterparty to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which the derivative instrument relates, risks that the transactions may not be liquid and risks arising from margin requirements. The use of derivatives involves risks that are different from, and possibly greater than, the risks associated with other portfolio investments. Derivatives may involve the use of highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments. All of the Fund's holdings, including derivative instruments, are marked-to-market each day with the change in value reflected in unrealized appreciation (depreciation). Upon disposition, a realized gain or loss is recognized.

Certain derivative transactions may give rise to a form of leverage. Leverage magnifies the potential for gain and the risk of loss. Leverage associated with derivative transactions may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet earmarking or segregation requirements, pursuant to applicable Securities and Exchange Commission ("SEC") rules and regulations, or may cause the Fund to be more volatile than if the Fund had not been leveraged. Although the Adviser seeks to use derivatives to further the Fund's investment objectives, there is no assurance that the use of derivatives will achieve this result.

Following is a description of the derivative instruments and techniques that the Fund used during the period and their associated risks:

Options: With respect to options, the Fund is subject to equity risk, interest rate risk and foreign currency exchange risk in the normal course of pursuing its investment objectives. If the Fund buys an option, it buys a legal contract giving it the right to buy or sell a specific amount of the underlying instrument or foreign currency, or futures contract on the underlying instrument or foreign currency, at an agreed-upon price during a period of time or on a specified date typically in exchange for a premium paid by the Fund. The Fund may purchase and/or sell put and call options. Purchasing call options tends to increase the Fund's exposure to the underlying (or similar) instrument. Purchasing put options tends to decrease the Fund's exposure to the underlying (or similar) instrument. When entering into purchased option contracts, the Fund bears the risk of interest or exchange rates or securities prices moving unexpectedly, in which case, the Fund may not achieve the anticipated benefits of the purchased option contracts; however the risk of loss is limited to the premium paid. Purchased options are reported as part of "Total Investments in Securities" in the Consolidated Statement of Assets and Liabilities. Premiums paid for purchasing options which expired are treated as realized losses. If the Fund sells an option, it sells to another party the right to buy from or sell to the Fund a specific amount of the underlying instrument or foreign currency, or futures contract on the underlying instrument or for-

17

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2021

Notes to Consolidated Financial Statements (cont'd)

eign currency, at an agreed-upon price during a period of time or on a specified date typically in exchange for a premium received by the Fund. When options are purchased OTC, the Fund bears the risk that the counterparty that wrote the option will be unable or unwilling to perform its obligations under the option contract. Options may also be illiquid and the Fund may have difficulty closing out its position. A decision as to whether, when and how to use options involves the exercise of skill and judgment and even a well-conceived option transaction may be unsuccessful because of market behavior or unexpected events. The prices of options can be highly volatile and the use of options can lower total returns.

Private Investment in Public Equity: The Fund may acquire equity securities of an issuer that are issued through a private investment in public equity transaction, including on a when-issued basis. PIPE transactions typically involve the purchase of securities directly from a publicly traded company or its affiliates in a private placement transaction, typically at a discount to the market price of the company's securities. The Fund's PIPE investment represents an unfunded subscription agreement in a private investment in public equity. The Fund will earmark or segregate cash or liquid assets or establish a segregated account on the Fund's books in which it will continually maintain cash or cash equivalents or other liquid portfolio securities equal in value to commitments to purchase securities on a forward commitment basis.

As of December 31, 2021, the Fund did not have any open PIPE contract.

FASB ASC 815, "Derivatives and Hedging" ("ASC 815"), is intended to improve financial reporting about derivative instruments by requiring enhanced disclosures to enable investors to better understand how and why the Fund uses derivative instruments, how these derivative instruments are accounted for and their effects on the Fund's financial position and results of operations.

The following table sets forth the fair value of the Fund's derivative contracts by primary risk exposure as of December 31, 2021:

	Asset Derivatives Consolidated Statement of Assets and Liabilities Location	Primary Risk Exposure	Value (000)
Purchased Options	Investments, at Value (Purchased Options)	Currency Risk	$445	(a)

(a)  Amounts are included in Investments in Securities in the Consolidated Statement of Assets and Liabilities.

The following tables set forth by primary risk exposure the Fund's realized gains (losses) and change in unrealized appreciation (depreciation) by type of derivative contract for the year ended December 31, 2021 in accordance with ASC 815:

Realized Gain (Loss)
Primary Risk Exposure	Derivative Type	Value (000)
Currency Risk	Investments (Purchased Options)	$(1,295	)(b)

(b)  Amounts are included in Realized Gain (Loss) on Investments Sold in the Consolidated Statement of Operations.

Change in Unrealized Appreciation (Depreciation)
Primary Risk Exposure	Derivative Type	Value (000)
Currency Risk	Investments (Purchased Options)	$(475	)(c)

(c)  Amounts are included in Change in Unrealized Appreciation (Depreciation) on Investments in the Consolidated Statement of Operations.

At December 31, 2021, the Fund's derivative assets and liabilities are as follows:

Gross Amounts of Assets and Liabilities Presented in the Consolidated Statement of Assets and Liabilities
Derivatives	Assets(d) (000)		Liabilities(d) (000)
Purchased Options	$445	(a)	$—

(a)  Amounts are included in Investments in Securities in the Consolidated Statement of Assets and Liabilities.

(d)  Absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Consolidated Statement of Assets and Liabilities.

The Fund typically enters into International Swaps and Derivatives Association, Inc. Master Agreements ("ISDA Master Agreements") or similar master agreements (collectively, "Master Agreements") with its contract counterparties for certain OTC derivatives in order to, among other things, reduce its credit risk to counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Fund typically may offset with the counterparty certain OTC derivative financial instruments' payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default, termination and/or potential deterioration in the credit quality of the counterparty. Various Master Agreements govern the terms of certain transactions with counterparties, including transactions such as swap, forward, repurchase and reverse repurchase agreements. These Master Agreements typically attempt to reduce the counterparty risk associated with such

18

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2021

Notes to Consolidated Financial Statements (cont'd)

transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Cross-termination provisions under Master Agreements typically provide that a default in connection with one transaction between the Fund and a counterparty gives the non-defaulting party the right to terminate any other transactions in place with the defaulting party to create one single net payment due to/due from the defaulting party and may be a feature in certain Master Agreements. In the event the Fund exercises its right to terminate a Master Agreement after a counterparty experiences a termination event as defined in the Master Agreement, the return of collateral with market value in excess of the Fund's net liability may be delayed or denied.

The following table presents derivative financial instruments that are subject to enforceable netting arrangements as of December 31, 2021:

Gross Amounts Not Offset in the Consolidated Statement of Assets and Liabilities
Counterparty	Gross Asset Derivatives Presented in the Consolidated Statement of Assets and Liabilities(a) (000)		Financial Instrument (000)	Collateral Received(e) (000)	Net Amount (not less than $0) (000)
BNP Paribas	$—	@	$—	$—	$—	@
Goldman Sachs International	261		—	(261)	0
JP Morgan Chase Bank NA	184		—	(184)	0
Total	$445		$—	$(445)	$—	@

@  Value is less than $500.

(a)  Amounts are included in Investments in Securities in the Consolidated Statement of Assets and Liabilities.

(e)  In some instances, the actual collateral received may be more than the amount shown here due to overcollateralization.

For the year ended December 31, 2021, the approximate average monthly amount outstanding for each derivative type is as follows:

Purchased Options:
Average monthly notional amount	343,796,000
Derivative Contract — PIPE:
Average monthly notional amount	$2,667,000

6.  Securities Lending: The Fund lends securities to qualified financial institutions, such as broker-dealers, to earn additional income. Any increase or decrease in the fair value of the securities loaned that might occur and any interest earned or dividends declared on those securi-

ties during the term of the loan would remain in the Fund. The Fund would receive cash or securities as collateral in an amount equal to or exceeding 100% of the current fair value of the loaned securities. The collateral is marked-to-market daily by State Street Bank and Trust Company ("State Street"), the securities lending agent, to ensure that a minimum of 100% collateral coverage is maintained.

Based on pre-established guidelines, the securities lending agent invests any cash collateral that is received in an affiliated money market portfolio and repurchase agreements. Securities lending income is generated from the earnings on the invested collateral and borrowing fees, less any rebates owed to the borrowers and compensation to the lending agent, and is recorded as "Income from Securities Loaned — Net" in the Fund's Consolidated Statement of Operations. Risks in securities lending transactions are that a borrower may not provide additional collateral when required or return the securities when due, and that the value of the short-term investments will be less than the amount of cash collateral plus any rebate that is required to be returned to the borrower.

The Fund has the right under the securities lending agreement to recover the securities from the borrower on demand.

The following table presents financial instruments that are subject to enforceable netting arrangements as of December 31, 2021:

Gross Amounts Not Offset in the Consolidated Statement of Assets and Liabilities
Gross Asset Amounts Presented in the Consolidated Statement of Assets and Liabilities (000)		Financial Instrument (000)	Collateral Received (000)		Net Amount (not less than $0) (000)
$682	(f)	$—	$(682	)(g)(h)	$0

(f)  Represents market value of loaned securities at year end.

(g)  The Fund received cash collateral of approximately $759,000, of which approximately $758,000 was subsequently invested in Repurchase Agreements and Morgan Stanley Institutional Liquidity Funds as reported in the Portfolio of Investments. As of December 31, 2021, there was uninvested cash of approximately $1,000, which is not reflected in the Consolidated Portfolio of Investments.

(h)  The actual collateral received is greater than the amount shown here due to overcollateralization.

FASB ASC 860, "Transfers & Servicing: Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures", is intended to provide increased transparency

19

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2021

Notes to Consolidated Financial Statements (cont'd)

about the types of collateral pledged in securities lending transactions and other similar transactions that are accounted for as secured borrowing.

The following table displays a breakdown of transactions accounted for as secured borrowings, the gross obligations by class of collateral pledged and the remaining contractual maturity of those transactions as of December 31, 2021:

	Remaining Contractual Maturity of the Agreements
	Overnight and Continuous (000)	<30 days (000)	Between 30 & 90 days (000)	>90 days (000)	Total (000)
Securities Lending Transactions
Common Stock	$759	$—	$—	$—	$759
Total Borrowings	$759	$—	$—	$—	$759
Gross amount of recognized liabilities for securities lending transactions					$759

7.  Restricted Securities: The Fund invests in unregistered or otherwise restricted securities. The term "restricted securities" refers to securities that are unregistered or are held by control persons of the issuer and securities that are subject to contractual restrictions on their resale. As a result, restricted securities may be more difficult to value and the Fund may have difficulty disposing of such assets either in a timely manner or for a reasonable price. In order to dispose of an unregistered security, the Fund, where it has contractual rights to do so, may have to cause such security to be registered. A considerable period may elapse between the time the decision is made to sell the security and the time the security is registered so that the Fund can sell it. Contractual restrictions on the resale of securities vary in length and scope and are generally the result of a negotiation between the issuer and the acquirer of the securities. The Fund would, in either case, bear market risks during that period.

Restricted securities are identified in the Consolidated Portfolio of Investments.

8.  Indemnifications: The Company enters into contracts that contain a variety of indemnifications. The Company's maximum exposure under these arrangements is unknown. However, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

9.  Security Transactions, Income and Expenses: Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on the sale of investment securities are deter-

mined on the specific identified cost method. Dividend income and other distributions are recorded on the ex-dividend date (except for certain foreign dividends which may be recorded as soon as the Fund is informed of such dividends) net of applicable withholding taxes. Interest income is recognized on the accrual basis net of applicable withholding taxes except where collection is in doubt. Discounts are accreted and premiums are amortized over the life of the respective securities. Most expenses of the Company can be directly attributed to a particular Fund. Expenses which cannot be directly attributed are apportioned among the Funds based upon relative net assets or other appropriate methods. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets.

10.  Dividends and Distributions to Shareholders: Dividends and distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed at least annually.

B. Advisory Fees: The Adviser, a wholly-owned subsidiary of Morgan Stanley, provides the Fund with advisory services under the terms of an Investment Advisory Agreement, paid quarterly, at the annual rate based on the daily net assets as follows:

First $500 million	Next $500 million	Over $1 billion
0.75%	0.70%	0.65%

For the year ended December 31, 2021, the advisory fee rate (net of waiver/rebate) was equivalent to an annual effective rate of 0.64% of the Fund's average daily net assets.

The Adviser has agreed to reduce its advisory fee and/or reimburse the Fund so that total annual Fund operating expenses, excluding certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 0.95% for Class I shares and 1.05% for Class II shares. The fee waivers and/or expense reimbursements will continue for at least one year from the date of the Fund's prospectus or until such time as the Directors act to discontinue all or a portion of such waivers and/or reimbursements when they deem such action is appropriate. For the year ended December 31, 2021, approximately $441,000 of advisory fees were waived pursuant to this arrangement.

The Adviser provides investment advisory services to the Subsidiary pursuant to the Subsidiary Investment Management Agreement (the "Agreement"). Under the Agreement, the Subsidiary will pay the Adviser at the end of each fiscal quarter, calculated by applying a quarterly rate, based on the an-

20

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2021

Notes to Consolidated Financial Statements (cont'd)

nual rate of 0.05%, to the average daily net assets of the Subsidiary.

The Adviser has agreed to waive its advisory fees by the amount of advisory fees it receives from the Subsidiary.

C. Administration Fees: The Adviser also serves as Administrator to the Company and provides administrative services pursuant to an Administration Agreement for an annual fee, accrued daily and paid monthly, of 0.08% of the Fund's average daily net assets.

Under a Sub-Administration Agreement between the Administrator and State Street, State Street provides certain administrative services to the Company. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Fund.

D. Servicing Fees: The Company accrues daily and pays quarterly a servicing fee of up to 0.17% of the average daily value of shares of the Fund held in an insurance company's account. Certain insurance companies have entered into a servicing agreement with the Company to provide administrative and other contract-owner related services on behalf of the Fund.

E. Distribution Fees: Morgan Stanley Distribution, Inc. ("MSDI" or the "Distributor"), a wholly-owned subsidiary of the Adviser and an indirect subsidiary of Morgan Stanley, serves as the Distributor of the Fund and provides the Fund's Class II shareholders with distribution services pursuant to a Distribution Plan (the "Plan") in accordance with Rule 12b-1 under the Act. Under the Plan, the Fund is authorized to pay the Distributor a distribution fee, which is accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class II shares. The Distributor has agreed to waive 0.15% of the 0.25% distribution fee that it may receive. This fee waiver will continue for at least one year from the date of the Fund's prospectus or until such time as the Directors act to discontinue all or a portion of such waiver when they deem such action is appropriate. For the year ended December 31, 2021, this waiver amounted to approximately $490,000.

F. Dividend Disbursing and Transfer Agent: The Company's dividend disbursing and transfer agent is DST Asset Manager Solutions, Inc. ("DST"). Pursuant to a Transfer Agency Agreement, the Company pays DST a fee based on the number of classes, accounts and transactions relating to the Funds of the Company.

G. Custodian Fees: State Street (the "Custodian") also serves as Custodian for the Company in accordance with a Custodian Agreement. The Custodian holds cash, securities and other assets of the Company as required by the Act. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

H. Security Transactions and Transactions with Affiliates: For the year ended December 31, 2021, purchases and sales of investment securities for the Fund, other than long-term U.S. Government securities and short-term investments were approximately $352,161,000 and $390,741,000, respectively. There were no purchases and sales of long-term U.S. Government securities for the year ended December 31, 2021.

The Fund invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds — Treasury Securities Portfolio (the "Liquidity Funds"), an open-end management investment company managed by the Adviser, both directly and as a portion of the securities held as collateral on loaned securities. Advisory fees paid by the Fund are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Fund due to its investment in the Liquidity Funds. For the year ended December 31, 2021, advisory fees paid were reduced by approximately $9,000 relating to the Fund's investment in the Liquidity Funds.

A summary of the Fund's transactions in shares of affiliated investments during the year ended December 31, 2021 is as follows:

Affiliated Investment Company	Value December 31, 2020 (000)	Purchases at Cost (000)	Proceeds from Sales (000)	Dividend Income (000)
Liquidity Funds	$24,612	$221,817	$221,846	$2
Affiliated Investment Company (cont'd)	Realized Gain (Loss) (000)	Change in Unrealized Appreciation (Depreciation) (000)	Value December 31, 2021 (000)
Liquidity Funds	$—	$—	$24,583

The Fund is permitted to purchase and sell securities ("cross-trade") from and to other Morgan Stanley funds as well as other funds and client accounts for which the Adviser or an affiliate of the Adviser serves as investment adviser, pursuant to procedures approved by the Directors in compliance with Rule 17a-7 under the Act (the "Rule"). Each cross-trade is executed at the current market price in compliance with provisions of the Rule. For the year ended December 31, 2021, the Fund did not engage in any cross-trade transactions.

21

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2021

Notes to Consolidated Financial Statements (cont'd)

The Fund has an unfunded Deferred Compensation Plan (the "Compensation Plan"), which allows each independent Director to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Directors. Each eligible Director generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley funds that are offered as investment options under the Compensation Plan. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the NAV of the Fund.

I. Federal Income Taxes: It is the Fund's intention to continue to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income. Accordingly, no provision for federal income taxes is required in the consolidated financial statements.

The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

FASB ASC 740-10, "Income Taxes — Overall", sets forth a minimum threshold for consolidated financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the consolidated financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in "Other Expenses" in the Consolidated Statement of Operations. The Fund files tax returns with the U.S. Internal Revenue Service, New York and various states. Generally, each of the tax years in the four-year period ended December 31, 2021 remains subject to examination by taxing authorities.

The tax character of distributions paid may differ from the character of distributions shown for GAAP purposes due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during fiscal years 2021 and 2020 was as follows:

2021 Distributions Paid From:		2020 Distributions Paid From:
Ordinary Income (000)	Long-Term Capital Gain (000)	Ordinary Income (000)	Long-Term Capital Gain (000)
$32,577	$115,730	$6,331	$23,020

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are attributable to differing book and tax treatments for the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

Permanent differences, due to nondeductible offering costs related to the Subsidiary, resulted in the following reclassifications among the compoents of net assets at December 31, 2021:

Total Distributable Earnings (000)	Paid-in- Capital (000)
$3	$(3)

At December 31, 2021, the components of distributable earnings for the Fund on a tax basis were as follows:

Undistributed Ordinary Income (000)	Undistributed Long-Term Capital Gain (000)
$5,485	$77,635

J. Credit Facility: The Company and other Morgan Stanley funds participated in a $300,000,000 committed, unsecured revolving line of credit facility (the "Facility") with State Street. This Facility is to be used for temporary emergency purposes or funding of shareholder redemption requests. The interest rate on borrowings is based on the federal funds rate or 1 month LIBOR rate plus a spread. Effective April 19, 2021, the interest rate on borrowings is based on the federal funds effective rate or overnight bank funding rate plus a spread. The Facility also has a commitment fee of 0.25% per annum based on the unused portion of the Facility. During the year ended December 31, 2021, the Fund did not have any borrowings under the Facility.

K. Other: At December 31, 2021, the Fund had record owners of 10% or greater. Investment activities of these shareholders could have a material impact on the Fund. The aggregate percentage of such owners was 54.6%.

L. Market Risk and Risks Relating to Certain Financial Instruments:

22

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2021

Notes to Consolidated Financial Statements (cont'd)

Bitcoin: The Fund may have exposure to bitcoin indirectly through investments in GBTC, a privately offered investment vehicle that invests in bitcoin. Cryptocurrencies (also referred to as "virtual currencies" and "digital currencies") are digital assets designed to act as a medium of exchange. Although cryptocurrency is an emerging asset class, there are thousands of cryptocurrencies, the most well-known of which is bitcoin. Cryptocurrency facilitates decentralized, peer-to-peer financial exchange and value storage that is used like money, without the oversight of a central authority or banks. The value of cryptocurrency is not backed by any government, corporation, or other identified body. Similar to fiat currencies (i.e., a currency that is backed by a central bank or a national, supra-national or quasi-national organization), cryptocurrencies are susceptible to theft, loss and destruction. For example, the bitcoin held by GBTC (and the Fund's indirect exposure to such bitcoin) is also susceptible to these risks. The value of the GBTC investments in cryptocurrency is subject to fluctuations in the value of the cryptocurrency, which have been and may in the future be highly volatile. The value of cryptocurrencies is determined by the supply and demand for cryptocurrency in the global market for the trading of cryptocurrency, which consists primarily of transactions on electronic exchanges. The price of bitcoin could drop precipitously (including to zero) for a variety of reasons, including, but not limited to, regulatory changes, a crisis of confidence, flaw or operational issue in the bitcoin network or a change in user preference to competing cryptocurrencies. The GBTC exposure to cryptocurrency could result in substantial losses to the Fund.

Market: The outbreak of the coronavirus ("COVID-19") and the recovery responses could adversely impact the operations of the Fund and its service providers and financial performance of the Fund and the Fund's investments. The extent of such impact depends on future developments, including (i) the duration and spread of the outbreak, (ii) the restrictions and advisories, (iii) the effects on the financial markets, (iv) government and regulatory responses, and (v) the effects on the economy overall as a result of developments such as disruption to consumer demand, economic output and supply chains. The duration and extent of COVID-19 and associated economic and market conditions and uncertainty over the long term cannot be reasonably estimated at this time. The ultimate impact of COVID-19 and the extent to which the associated conditions impact the Fund will also depend on future developments, which are highly uncertain, difficult to accurately predict and subject to change at any time. If the financial performance of the Fund's investments is impacted because of these factors for an extended period, the Fund's investment results may be adversely affected.

Special Purpose Acquisition Companies ("SPAC"): The Fund may invest in stock, warrants, and other securities of SPACs or similar special purpose entities. A SPAC is typically a publicly traded company that raises investment capital via an initial public offering ("IPO") for the purpose of acquiring the equity securities of one or more existing companies (or interests therein) via merger, combination, acquisition or other similar transactions. The Fund may acquire an interest in a SPAC in an IPO or a secondary market transaction.

Unless and until an acquisition is completed, a SPAC generally invests its assets (less a portion retained to cover expenses) in U.S. government securities, money market securities and cash. To the extent the SPAC is invested in cash or similar securities, this may negatively affect the Fund's performance. Because SPACs and similar entities are in essence blank check companies without operating history or ongoing business other than seeking acquisitions, the value of their securities is particularly dependent on the ability of the entity's management to identify and complete a profitable acquisition. There is no guarantee that the SPACs in which the Fund invests will complete an acquisition or that any acquisitions that are completed will be profitable. Some SPACs may pursue acquisitions only within certain industries or regions, which may increase the volatility of their prices. In addition, these securities, which are typically traded in the over-the-counter market, may be considered illiquid and/or be subject to restrictions on resale.

Other risks of investing in SPACs include that a significant portion of the monies raised by the SPAC may be expended during the search for a target transaction; an attractive transaction may not be identified at all (or any requisite approvals may not be obtained) and the SPAC may dissolve and be required to return any remaining monies to shareholders, causing the Fund to incur the opportunity cost of missed investment opportunities the Fund otherwise could have benefited from; a transaction once identified or effected may prove unsuccessful and an investment in the SPAC may lose value; the warrants or other rights with respect to the SPAC held by the Fund may expire worthless or may be repurchased or retired by the SPAC at an unfavorable price; and an investment in a SPAC may be diluted by additional later offerings of interests in the SPAC or by other investors exercising existing rights to purchase shares of the SPAC. In addition, a SPAC target company may have limited operating experience, a smaller size, limited product lines, markets, distribution channels and financial and managerial resources. Investing in the securities of smaller companies involves greater risk, and portfolio price volatility.

23

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2021

Notes to Consolidated Financial Statements (cont'd)

Private Investment in Public Equity: The Fund may acquire equity securities of an issuer that are issued through a PIPE transaction, including on a when-issued basis. The Fund will generally earmark an amount of cash or high quality securities equal (on a daily mark to market basis) to the amount of its commitment to purchase the when-issued securities. PIPE transactions typically involve the purchase of securities directly from a publicly traded company or its affiliates in a private placement transaction, including through a SPAC, typically at a discount to the market price of the company's securities. There is a risk that if the market price of the securities drops below a set threshold, the company may have to issue additional stock at a significantly reduced price, which may dilute the value of the Fund's investment. Shares in PIPEs generally are not registered with the SEC until after a certain time period from the date the private sale is completed. This restricted period can last many months. Until the public registration process is completed, PIPEs are restricted as to resale and the Fund cannot freely trade the securities. Generally, such restrictions cause the PIPEs to be illiquid during this time. PIPEs may contain provisions that the issuer will pay specified financial penalties to the holder if the issuer does not publicly register the restricted equity securities within a specified period of time, but there is no assurance that the restricted equity securities will be publicly registered, or that the registration will remain in effect.

24

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2021

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of
Morgan Stanley Variable Insurance Fund, Inc. —
Discovery Portfolio

Opinion on the Financial Statements

We have audited the accompanying consolidated statement of assets and liabilities of Discovery Portfolio (the "Fund") (one of the funds constituting the Morgan Stanley Variable Insurance Fund, Inc. (the "Company")), including the consolidated portfolio of investments, as of December 31, 2021, and the related consolidated statements of operations and changes in net assets for the year then ended and the statement of changes in net assets for the year ended December 31, 2020, the consolidated financial highlights for the year ended December 31, 2021 and the financial highlights for each of the four years in the period ended December 31, 2020 and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the consolidated financial position of Discovery Portfolio (one of the funds constituting the Morgan Stanley Variable Insurance Fund, Inc.) at December 31, 2021, the consolidated results of its operations and the consolidated changes in its net assets for the year then ended and the changes in its net assets for the year ended December 31, 2020 and its consolidated financial highlights for the year ended December 31, 2021 and its financial highlights for each of the four years in the period ended December 31, 2020, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on the Fund's consolidated financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Company in accordance with the U.S. federal securities law and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of the Company's internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the consolidated financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements. Our procedures included confirmation of securities owned as of December 31, 2021 by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Morgan Stanley investment companies since 2000.
Boston, Massachusetts
February 18, 2022

25

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2021

Liquidity Risk Management Program (unaudited)

In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the "Liquidity Rule"), the Fund has adopted and implemented a liquidity risk management program (the "Program"), which is reasonably designed to assess and manage the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of remaining investors' interests in the Fund (i.e., liquidity risk). The Fund's Board of Directors (the "Board") previously approved the designation of the Liquidity Risk Subcommittee (the "LRS") as Program administrator. The LRS is comprised of representatives from various divisions within Morgan Stanley Investment Management.

At a meeting held on March 3-4, 2021, the Board reviewed a written report prepared by the LRS that addressed the Program's operation and assessed its adequacy, and effectiveness of implementation for the period from January 1, 2020, through December 31, 2020, as required under the Liquidity Rule, and discussed the impact of the COVID-19 pandemic on liquidity and the LRS's assessment of liquidity risk during the reporting period, including during the distressed market environment caused by the onset of the COVID-19 pandemic. The report concluded that the Program operated effectively and was adequately and effectively implemented in all material aspects, and that the relevant controls and safeguards were appropriately designed to enable the LRS to administer the Program in compliance with the Liquidity Rule.

In accordance with the Program, the LRS assessed each Fund's liquidity risk no less frequently than annually taking into consideration certain factors, as applicable, such as (i) investment strategy and liquidity of portfolio investments, (ii) short-term and long-term cash flow projections and (iii) holdings of cash and cash equivalents and borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions.

Each Fund portfolio investment is classified into one of four liquidity categories, which classification is assessed at least monthly by the LRS. The classification is based on a determination of the number of days it is reasonably expected to take to convert the investment into cash, or sell or dispose of the investment, in current market conditions without significantly changing the market value of the investment. Liquidity classification determinations take into account various market, trading and investment-specific considerations, as well as market depth, and in some cases utilize third-party vendor data.

The Liquidity Rule limits a fund's investments in illiquid investments to 15% of its net assets and requires funds that do not primarily hold assets that are highly liquid investments to determine and maintain a minimum percentage of the fund's net assets to be invested in highly liquid investments (highly liquid investment minimum or "HLIM"). The LRS believes that the Program includes provisions reasonably designed to review, monitor and comply with the 15% limit on illiquid investments and for determining, periodically reviewing and complying with the HLIM requirement, as applicable.

There can be no assurance that the Program will achieve its objectives under all circumstances in the future. Please refer to the Fund's prospectus for more information regarding the Fund's exposure to liquidity risk and other risks to which it may be subject.

26

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2021

Federal Tax Notice (unaudited)

For federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during its taxable year ended December 31, 2021.

The Fund designated and paid approximately $115,730,000 as a long-term capital gain distribution.

In January, the Fund provides tax information to shareholders for the preceding calendar year.

27

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2021

Director and Officer Information (unaudited)

Independent Directors:

Name, Address and Birth Year of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director During Past 5 Years***
Frank L. Bowman c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1944	Director	Since August 2006

President, Strategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Morgan Stanley Funds (since August 2006); Chairperson of the Compliance and Insurance Committee (since October 2015); formerly, Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee (2007-2015); served as President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) (February 2005-November 2008); retired as Admiral, U.S. Navy after serving over 38 years on active duty including 8 years as Director of the Naval Nuclear Propulsion Program in the Department of the Navy and the U.S. Department of Energy (1996-2004); served as Chief of Naval Personnel (July 1994-September 1996) and on the Joint Staff as Director of Political Military Affairs (June 1992-July 1994); knighted as Honorary Knight Commander of the Most Excellent Order of the British Empire; awarded the Officier de l'Orde National du Mérite by the French Government; elected to the National Academy of Engineering (2009).

				77

Director of Naval and Nuclear Technologies LLP; Director Emeritus of the Armed Services YMCA; Member of the National Security Advisory Council of the Center for U.S. Global Engagement and a member of the CNA Military Advisory Board; Chairman of Fairhaven United Methodist Church; Member of the Board of Advisors of the Dolphin Scholarship Foundation; Director of other various nonprofit organizations; formerly, Director of BP, plc (November 2010-May 2019).

Kathleen A. Dennis c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1953	Director	Since August 2006	Chairperson of the Governance Committee (since January 2021), Chairperson of the Liquidity and Alternatives Sub-Committee of the Investment Committee (2006-2020) and Director or Trustee of various Morgan Stanley Funds (since August 2006); President, Cedarwood Associates (mutual fund and investment management consulting) (since July 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	77	Board Member, University of Albany Foundation (2012-present); Board Member, Mutual Funds Directors Forum (2014-present); Director of various non-profit organizations.
Nancy C. Everett c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1955	Director	Since January 2015	Chairperson of the Equity Investment Committee (since January 2021); Director or Trustee of various Morgan Stanley Funds (since January 2015); Chief Executive Officer, Virginia Commonwealth University Investment Company (since November 2015); Owner, OBIR, LLC (institutional investment management consulting) (since June 2014); formerly, Managing Director, BlackRock, Inc. (February 2011-December 2013) and Chief Executive Officer, General Motors Asset Management (a/k/a Promark Global Advisors, Inc.) (June 2005-May 2010).	78

Formerly, Member of Virginia Commonwealth University School of Business Foundation (2005-2016); Member of Virginia Commonwealth University Board of Visitors (2013-2015); Member of Committee on Directors for Emerging Markets Growth Fund, Inc. (2007-2010); Chairperson of Performance Equity Management, LLC (2006-2010); and Chairperson, GMAM Absolute Return Strategies Fund, LLC (2006-2010).

28

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2021

Director and Officer Information (unaudited) (cont'd)

Independent Directors (cont'd):

Name, Address and Birth Year of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director During Past 5 Years***
Jakki L. Haussler c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1957	Director	Since January 2015	Director or Trustee of various Morgan Stanley Funds (since January 2015); Chairman, Opus Capital Group (since 1996); formerly, Chief Executive Officer, Opus Capital Group (1996-2019); Director, Capvest Venture Fund, LP (May 2000-December 2011); Partner, Adena Ventures, LP (July 1999-December 2010); Director, The Victory Funds (February 2005-July 2008).	78

Director, Barnes Group Inc. (since July 2021); Director of Cincinnati Bell Inc. and Member, Audit Committee and Chairman, Governance and Nominating Committee; Director of Service Corporation International and Member, Audit Committee and Investment Committee; Director of Northern Kentucky University Foundation and Member, Investment Committee; Member of Chase College of Law Transactional Law Practice Center Board of Advisors; Director of Best Transport; Director of Chase College of Law Board of Visitors; formerly, Member, University of Cincinnati Foundation Investment Committee; Member, Miami University Board of Visitors (2008-2011); Trustee of Victory Funds (2005-2008) and Chairman, Investment Committee (2007-2008) and Member, Service Provider Committee (2005-2008).

Dr. Manuel H. Johnson c/o Johnson Smick International, Inc. 220 I Street, NE Suite 200 Washington, D.C. 20002 Birth Year: 1949	Director	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Fixed Income, Liquidity and Alternatives Investment Committee (since January 2021), Chairperson of the Investment Committee (2006-2020) and Director or Trustee of various Morgan Stanley Funds (since July 1991); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly, Chairperson of the Audit Committee (July 1991-September 2006); Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	77	Director of NVR, Inc. (home construction).
Joseph J. Kearns c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1942	Director	Since August 1994	Senior Adviser, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 1994); formerly, Deputy Chairperson of the Audit Committee (July 2003-September 2006) and Chairperson of the Audit Committee of various Morgan Stanley Funds (since August 1994); CFO of the J. Paul Getty Trust (1982-1999).	78	Director, Rubicon Investments (since February 2019); Prior to August 2016, Director of Electro Rent Corporation (equipment leasing); Prior to December 31, 2013, Director of The Ford Family Foundation.
Michael F. Klein c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1958	Director	Since August 2006

Chairperson of the Risk Committee (since January 2021); Managing Director, Aetos Alternatives Management, LP (since March 2000); Co-President, Aetos Alternatives Management, LP (since January 2004) and Co-Chief Executive Officer of Aetos Alternatives Management, LP (since August 2013); Chairperson of the Fixed Income Sub-Committee of the Investment Committee (2006-2020) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management and President, various Morgan Stanley Funds (June 1998-March 2000); Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).

				77	Director of certain investment funds managed or sponsored by Aetos Alternatives Management, LP; Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).

29

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2021

Director and Officer Information (unaudited) (cont'd)

Independent Directors (cont'd):

Name, Address and Birth Year of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director During Past 5 Years***
Patricia A. Maleski c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1960	Director	Since January 2017	Director or Trustee of various Morgan Stanley Funds (since January 2017); Managing Director, JPMorgan Asset Management (2004-2016); Oversight and Control Head of Fiduciary and Conflicts of Interest Program (2015-2016); Chief Control Officer — Global Asset Management (2013-2015); President, JPMorgan Funds (2010-2013); Chief Administrative Officer (2004-2013); various other positions including Treasurer and Board Liaison (since 2001).	78	Trustee, Nutley Family Service Bureau, Inc. (since January 2022).
W. Allen Reed c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1947	Chair of the Board and Director	Chair of the Board since August 2020 and Director since August 2006	Chair of the Boards of various Morgan Stanley Funds (since August 2020); Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Vice Chair of the Boards of various Morgan Stanley Funds (January 2020-August 2020); President and Chief Executive Officer of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994-December 2005).	77	Formerly, Director of Legg Mason, Inc. (2006-2019); and Director of the Auburn University Foundation (2010-2015).
Frances L. Cashman c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1961	Advisory Board Member	Advisory Board Member Since January 2022	Chief Executive Officer, Asset Management Division, Euromoney Institutional Investor PLC (financial information) (May 2021-Present); Executive Vice President and various other roles, Legg Mason & Co. (asset management) (2010-2020); Managing Director, Stifel Nicolaus (2005-2010).	78

Trustee and Investment Committee Member, Georgia Tech Foundation (Since June 2019); Trustee and Chair of Marketing Committee, Loyola Blakefield (Since September 2017); Trustee, MMI Gateway Foundation (since September 2017); Director and Investment Committee Member, Catholic Community Foundation Board (2012-2018); Director and Investment Committee Member, St. Ignatius Loyola Academy (2011-2017).

Eddie A. Grier c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1955	Advisory Board Member	Advisory Board Member Since January 2022	Dean, Santa Clara University Leavey School of Business (since April 2021); Dean, Virginia Commonwealth University School of Business (2010-2021); President and various other roles, Walt Disney Company (entertainment and media) (1981-2010).	78

Director, Witt/Keiffer, Inc. (executive search) (since 2016); Director, NuStar GP, LLC (energy) (since August 2021); Director, Sonida Senior Living, Inc. (residential community operator) (2016-2021); Director, NVR, Inc. (homebuilding) (2013-2020); Director, Middleburg Trust Company (wealth management) (2014-2019); Director Colonial Williamsburg Company (since 2012); Regent, University of Massachusetts Global (since 2021); Director and Chair, ChildFund International (2012-2021); Trustee, Brandman University (2010-2021); Director, Richmond Forum (2012-2019).

*  This is the earliest date the Director began serving the Morgan Stanley Funds. Each Director serves an indefinite term, until his or her successor is elected.

**  The Fund Complex includes (as of December 31, 2021) all open-end and closed-end funds (including all of their portfolios) advised by Morgan Stanley Investment Management Inc. (the "Adviser") and any funds that have an adviser that is an affiliated person of the Adviser (including, but not limited to, Morgan Stanley AIP GP LP).

***  This includes any directorships at public companies and registered investment companies held by the Director at any time during the past five years.

30

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2021

Director and Officer Information (unaudited) (cont'd)

Executive Officers:

Name, Address and Birth Year of Executive Officer	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years
John H. Gernon 522 Fifth Avenue New York, NY 10036 Birth Year: 1963	President and Principal Executive Officer	Since September 2013

President and Principal Executive Officer of the Equity and Fixed Income Funds and the Morgan Stanley AIP Funds (since September 2013) and the Liquidity Funds and various money market funds (since May 2014) in the Fund Complex; Managing Director of the Adviser.

Deidre A. Downes 1633 Broadway New York, NY 10019 Birth Year: 1977	Chief Compliance Officer	Since November 2021

Executive Director of the Adviser (since January 2021) and Chief Compliance Officer of various Morgan Stanley Funds (since November 2021). Formerly, Vice President and Corporate Counsel at PGIM and Prudential Financial (October 2016 -December 2020).

Francis J. Smith 522 Fifth Avenue New York, NY 10036 Birth Year: 1965	Treasurer and Principal Financial Officer	Treasurer since July 2003 and Principal Financial Officer since September 2002	Managing Director of the Adviser and various entities affiliated with the Adviser; Treasurer (since July 2003) and Principal Financial Officer of various Morgan Stanley Funds (since September 2002).
Mary E. Mullin 1633 Broadway New York, NY 10019 Birth Year: 1967	Secretary	Since June 1999	Managing Director of the Adviser; Secretary of various Morgan Stanley Funds (since June 1999).
Michael J. Key 522 Fifth Avenue New York, NY 10036 Birth Year: 1979	Vice President	Since June 2017

Vice President of the Equity and Fixed Income Funds, Liquidity Funds, various money market funds and the Morgan Stanley AIP Funds in the Fund Complex (since June 2017); Executive Director of the Adviser; Head of Product Development for Equity and Fixed Income Funds (since August 2013).

*  This is the earliest date the officer began serving the Morgan Stanley Funds. Each officer serves an indefinite term, until his or her successor is elected.

31

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2021

Adviser and Administrator

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

Distributor

Morgan Stanley Distribution, Inc.
522 Fifth Avenue
New York, New York 10036

Dividend Disbursing and Transfer Agent

DST Asset Manager Solutions, Inc.
2000 Crown Colony Drive
Quincy, Massachusetts 02169

Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Counsel to the Independent Directors

Perkins Coie LLP
1155 Avenue of the Americas,
22nd Floor
New York, New York 10036

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

Reporting to Shareholders

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its Semi-Annual and the Annual Reports within 60 days of the end of the fund's second and fourth fiscal quarters. The Semi-Annual and Annual Reports are filed electronically with the Securities and Exchange Commission ("SEC") on Form N-CSRS and Form N-CSR, respectively. Morgan Stanley also delivers the Semi-Annual and Annual Reports to fund shareholders and makes these reports available on its public website, www.morganstanley.com/im/shareholderreports. Each Morgan Stanley non-money market fund also files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters as an attachment to Form N-PORT. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, but makes the complete schedule of portfolio holdings for the fund's first and third fiscal quarters available on its public website. The holdings for each money market fund are also posted to the Morgan Stanley public website. You may obtain the Form N-PORT filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's website, www.sec.gov. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's email address (publicinfo@sec.gov).

Proxy Voting Policies and Procedures and Proxy Voting Record

You may obtain a copy of the Company's Proxy Voting Policy and Procedures and information regarding how the Company voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, without charge, upon request, by calling toll free 1 (800) 548-7786 or by visiting our website at www.morganstanley.com/im/shareholderreports. This information is also available on the SEC's website at www.sec.gov.

This report is submitted for the general information of the shareholders of the Fund. For more detailed information about the Fund, its fees and expenses and other pertinent information, please read its Prospectus. The Company's Statement of Additional Information contains additional information about the Fund, including its Directors. It is available, without charge, by calling 1 (800) 548-7786.

Householding Notice

To reduce printing and mailing costs, the Fund attempts to eliminate duplicate mailings to the same address. The Fund delivers a single copy of certain shareholder documents, including shareholder reports, prospectuses and proxy materials, to investors with the same last name who reside at the same address. Your participation in this program will continue for an unlimited period of time unless you instruct us otherwise. You can request multiple copies of these documents by calling (800) 548-7786, 8:00 a.m. to 6:00 p.m., ET. Once our Customer Service Center has received your instructions, we will begin sending individual copies for each account within 30 days.

This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective Prospectus. Read the Prospectus carefully before investing.

UIFMCGANN
3997594 EXP 02.28.23

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2021

Emerging Markets Debt Portfolio

The Fund is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies offered by the separate accounts of certain life insurance companies.

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2021

Expense Example	2
Investment Overview	3
Portfolio of Investments	5
Statement of Assets and Liabilities	11
Statement of Operations	12
Statements of Changes in Net Assets	13
Financial Highlights	14
Notes to Financial Statements	16
Report of Independent Registered Public Accounting Firm	25
Liquidity Risk Management Program	26
Director and Officer Information	27

1

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2021

Expense Example (unaudited)

Emerging Markets Debt Portfolio

As a shareholder of the Emerging Markets Debt Portfolio (the "Fund"), you incur two types of costs: (1) insurance company charges; and (2) ongoing costs, which may include advisory fees, administration fees, distribution (12b-1) fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2021 and held for the entire six-month period.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any insurance company charges. Therefore, the table below is useful in comparing ongoing costs, but will not help you determine the relative total cost of owning different funds. In addition, if these insurance company charges were included, your costs would have been higher.

	Beginning Account Value 7/1/21	Actual Ending Account Value 12/31/21	Hypothetical Ending Account Value	Actual Expenses Paid During Period*	Hypothetical Expenses Paid During Period*	Net Expense Ratio During Period**
Emerging Markets Debt Portfolio Class I	$1,000.00	$986.10	$1,019.66	$5.51	$5.60	1.10%
Emerging Markets Debt Portfolio Class II	1,000.00	986.80	1,019.41	5.76	5.85	1.15

*  Expenses are calculated using each Fund Class' annualized net expense ratio (as disclosed), multiplied by the average account value over the period and multiplied by 184/365 (to reflect the most recent one-half year period).

**  Annualized.
2

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2021

Investment Overview (unaudited)

Emerging Markets Debt Portfolio

The Fund seeks high total return by investing primarily in fixed income securities of government and government related issuers and, to a lesser extent, of corporate issuers in emerging market countries.

Performance

For the fiscal year ended December 31, 2021, the Fund's Class I shares had a total return based on net asset value and reinvestment of distributions per share of –2.02%, net of fees, and –1.96%, net of fees, for Class II shares. The Fund's Class I and Class II shares underperformed the Fund's benchmark, the J.P. Morgan Emerging Markets Bond Global Diversified Index (the "Index"), which returned –1.80%.

Factors Affecting Performance

•  The upward move in U.S. Treasury yields during the first quarter of 2021 was driven mainly by higher inflation expectations, as the market focused on the "the reflation trade/commodity super cycle," supported by expectations of a booming economic rebound as some economies exit lockdown with pent-up demand, the larger-than-expected $1.9 billion U.S. fiscal relief package, and prospects of further expenditure in the form of President Biden's infrastructure program. However, the U.S. Treasury sell-off experienced in the first quarter reversed itself in the second quarter. At its policy meeting in June 2021, the Federal Reserve (Fed) surprised the market by signaling two rate hikes in 2023 (as opposed to expectations of no hike until 2024). Equity markets made new highs, amid a global macroeconomic backdrop that was also generally supportive for emerging markets. Risk appetite then receded later in the year, which was challenging for emerging markets assets, particularly in November when there was increased uncertainty around the omicron variant of COVID-19 and the prospects of Fed tightening.

•  In the 12-month period, bonds from countries in Asia and the Middle East led the way, while those from Latin America and Europe lagged. In particular, bonds from Zambia, Ecuador and Belize outperformed the most, while bonds from El Salvador, Ethiopia and Venezuela lagged.

•  For the Fund, overweight positions in El Salvador, Oman and Ecuador, along with overall positioning in Turkey, added to relative performance in the year overall. Security selection was additive to relative returns, particularly in Mexico and Venezuela. Conversely, overall positioning in Sri Lanka and Zambia detracted from relative performance, as did security selection in Egypt and Bahrain.

Management Strategies

•  We have adopted an opportunistic stance toward emerging market debt at the beginning of 2022. Though tighter global monetary policy, elevated inflation and uncertainty over the omicron variant may limit the scope for a sizable rally in risky assets, global growth has remained solid and commodity prices recovered in December 2021. Against such a backdrop, we believe there is room for high yield emerging markets credit to outperform investment grade credit. On the local debt side, even though emerging market currencies may face near-term challenges if dollar strength persists in early 2022, we believe some currencies look substantially undervalued (mainly in Latin America) and could outperform in a scenario where uncertainty subsides. In local rates, we prefer yield curves that are already pricing in aggressive monetary policy tightening.

•  Potential developments that could turn our cautious stance more bullish include the prospects of growth-supportive policies in China, confirmation that the omicron variant is less severe than previously thought and/or that existing vaccines remain effective against it, and an easing of supply bottlenecks that could provide a respite to rising inflationary pressures globally, thereby reducing the need for tighter monetary policy. In addition, we continue to monitor idiosyncratic issues, including monetary policy developments in Turkey, the status of negotiations between Argentina and the International Monetary Fund over a new program, as well as geopolitical risks involving Russia and Ukraine.

3

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2021

Investment Overview (unaudited) (cont'd)

Emerging Markets Debt Portfolio

In accordance with SEC regulations, the Fund's performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class II shares will vary from the performance of Class I shares based upon its different inception date and will be negatively impacted by additional fees assessed to that class.

Performance Compared to the J.P. Morgan Emerging Markets Bond Global Diversified Index(1) and the Emerging Markets Debt Blended Index(2)

	Period Ended December 31, 2021
	Total Returns(3)
		Average Annual
	One Year	Five Years	Ten Years	Since Inception(6)
Fund – Class I(4)	–2.02%	3.82%	3.86%	6.25%
J.P. Morgan Emerging Markets Bond Global Diversified Index	–1.80	4.65	5.28	7.76
Emerging Markets Debt Blended Index	–1.80	4.28	4.86	7.50
Fund – Class II(5)	–1.96	3.77	3.82	6.82
J.P. Morgan Emerging Markets Bond Global Diversified Index	–1.80	4.65	5.28	7.64
Emerging Markets Debt Blended Index	–1.80	4.28	4.86	7.66

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please contact the issuing insurance company or speak with your financial advisor. Investment return and principal value will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance shown does not reflect fees and expenses imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would be lower.

(1)  The J.P. Morgan Emerging Markets Bond Global Diversified Index tracks total returns for U.S. dollar-denominated debt instruments issued by emerging markets sovereign and quasi-sovereign entities: Brady Bonds, loans, Eurobonds and local market instruments for emerging market countries but limits the weights of countries with larger debt stocks by only including a specified portion of these countries' eligible current face amounts of debt outstanding. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)  The Emerging Markets Debts Blended Index is a performance linked benchmark of old and new benchmark of the Fund. Old benchmark represented by J.P. Morgan Emerging Markets Bond Global Index (benchmark that tracks total returns for U.S. dollar-denominated debt instruments issued by emerging markets sovereign and quasi-sovereign entities) from the Fund's inception to December 31, 2019 and the new benchmark represented by J.P. Morgan Emerging Markets Bond Global Diversified Index for periods thereafter. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(3)  Total returns for the Fund reflect fees waived and expenses reimbursed, if applicable, by the Adviser (as defined herein). Without such waivers and reimbursements, total returns would have been lower.

(4)  Commenced operations on June 16, 1997.

(5)  Commenced offering on December 19, 2002.

(6)  For comparative purposes, average annual since inception returns listed for the Index refers to the inception date or initial offering of the respective share class of the Fund, not the inception of the Index.

4

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2021

Portfolio of Investments

Emerging Markets Debt Portfolio

	Face Amount (000)	Value (000)
Fixed Income Securities (97.6%)
Angola (1.6%)
Sovereign (1.6%)
Angolan Government International Bond, 8.00%, 11/26/29	$695	$687
8.00%, 11/26/29 (a)	790	782
9.38%, 5/8/48 (a)	890	874
		2,343
Argentina (1.2%)
Sovereign (1.2%)
Argentine Republic Government International Bond, 0.50%, 7/9/30 (b)	786	277
1.00%, 7/9/29	148	54
1.13%, 7/9/35 (b)	690	222
2.00%, 1/9/38 (b)	3,150	1,197
		1,750
Armenia (0.5%)
Sovereign (0.5%)
Republic of Armenia International Bond, 3.60%, 2/2/31	250	234
3.95%, 9/26/29	460	448
		682
Azerbaijan (1.0%)
Sovereign (1.0%)
Republic of Azerbaijan International Bond, 3.50%, 1/9/32	1,460	1,481
Bahrain (0.7%)
Sovereign (0.7%)
Bahrain Government International Bond, 7.50%, 9/20/47	1,050	1,065
Belarus (0.4%)
Sovereign (0.4%)
Republic of Belarus International Bond, 6.20%, 2/28/30 (a)	720	574
Brazil (3.6%)
Corporate Bonds (1.2%)
Braskem Netherlands Finance BV, 4.50%, 1/31/30 (a)	1,030	1,098
MARB BondCo PLC, 3.95%, 1/29/31 (a)	480	459
Suzano Austria GmbH, 3.75%, 1/15/31	175	178
		1,735
Sovereign (2.4%)
Brazilian Government International Bond, 3.88%, 6/12/30	200	194
4.50%, 5/30/29	420	431
5.00%, 1/27/45	1,639	1,542
6.00%, 4/7/26	1,250	1,403
		3,570
		5,305
	Face Amount (000)	Value (000)
Chile (1.5%)
Corporate Bond (0.7%)
Colbun SA, 3.15%, 6/3/30 (a)	$990	$992
Sovereign (0.8%)
Chile Government International Bond, 3.50%, 1/25/50	900	934
3.86%, 6/21/47	230	255
		1,189
		2,181
China (3.0%)
Sovereign (3.0%)
Sinopec Group Overseas Development 2012 Ltd., 4.88%, 5/17/42	390	482
Sinopec Group Overseas Development 2013 Ltd., 4.38%, 10/17/23	650	687
Sinopec Group Overseas Development 2018 Ltd., 2.95%, 12/11/29 (a)(c)	1,600	1,667
Three Gorges Finance I Cayman Islands Ltd., 3.70%, 6/10/25	750	800
3.70%, 6/10/25 (a)	838	894
		4,530
Colombia (2.5%)
Corporate Bonds (0.4%)
Millicom International Cellular SA, 4.50%, 4/27/31 (a)	357	360
Termocandelaria Power Ltd., 7.88%, 1/30/29 (a)	268	269
		629
Sovereign (2.1%)
Colombia Government International Bond, 3.00%, 1/30/30 (c)	816	747
4.13%, 5/15/51	1,100	897
5.00%, 6/15/45	1,740	1,577
		3,221
		3,850
Costa Rica (0.8%)
Sovereign (0.8%)
Costa Rica Government International Bond, 6.13%, 2/19/31 (a)	380	384
7.00%, 4/4/44	260	256
7.16%, 3/12/45	540	536
		1,176
Croatia (0.3%)
Sovereign (0.3%)
Croatia Government International Bond, 6.00%, 1/26/24	400	439

The accompanying notes are an integral part of the financial statements.
5

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2021

Portfolio of Investments (cont'd)

Emerging Markets Debt Portfolio

	Face Amount (000)		Value (000)
Dominican Republic (4.3%)
Sovereign (4.3%)
Dominican Republic International Bond, 4.88%, 9/23/32 (a)		$230	$234
5.30%, 1/21/41 (a)		710	703
5.88%, 1/30/60 (a)		1,360	1,311
6.00%, 7/19/28 (a)		570	638
6.85%, 1/27/45 (a)		740	818
6.88%, 1/29/26 (a)		820	936
7.45%, 4/30/44 (a)		739	876
9.75%, 6/5/26 (a)	DOP	44,050	855
			6,371
Ecuador (2.1%)
Sovereign (2.1%)
Ecuador Government International Bond, 0.00%, 7/31/30 (a)		$273	155
0.50%, 7/31/40 (b)		265	156
0.50%, 7/31/40 (a)(b)		1,126	662
1.00%, 7/31/35 (b)		440	291
1.00%, 7/31/35 (a)(b)		1,707	1,129
5.00%, 7/31/30 (a)(b)		937	779
			3,172
Egypt (4.4%)
Sovereign (4.4%)
Egypt Government Bond, 13.77%, 1/5/24	EGP	20,850	1,322
14.06%, 1/12/26		14,260	905
Egypt Government International Bond, 4.75%, 4/16/26	EUR	210	231
5.25%, 10/6/25 (a)		$200	202
5.80%, 9/30/27 (a)	EUR	880	848
6.38%, 4/11/31 (a)		1,050	1,107
6.59%, 2/21/28		$330	322
7.50%, 2/16/61 (a)		770	631
8.15%, 11/20/59 (a)		840	720
8.88%, 5/29/50 (a)		340	310
			6,598
El Salvador (0.6%)
Sovereign (0.6%)
El Salvador Government International Bond, 6.38%, 1/18/27		1,141	699
8.63%, 2/28/29 (a)		370	229
			928
Gabon (0.4%)
Sovereign (0.4%)
Republic of Gabon, 6.95%, 6/16/25 (a)		610	635
Ghana (1.9%)
Sovereign (1.9%)
Ghana Government International Bond, 7.75%, 4/7/29		950	798
7.88%, 2/11/35		345	272
	Face Amount (000)		Value (000)
8.63%, 6/16/49 (a)		$460	$366
8.88%, 5/7/42 (a)		680	553
8.95%, 3/26/51 (a)		1,070	860
			2,849
Guatemala (0.9%)
Sovereign (0.9%)
Guatemala Government Bond, 4.88%, 2/13/28		687	741
6.13%, 6/1/50 (a)		320	368
Republic of Guatemala, 4.65%, 7/10/41 (a)		310	310
			1,419
Honduras (0.1%)
Sovereign (0.1%)
Honduras Government International Bond, 5.63%, 6/24/30 (a)		180	188
Hungary (1.1%)
Sovereign (1.1%)
Hungary Government International Bond, 5.38%, 3/25/24		1,250	1,359
7.63%, 3/29/41		220	361
			1,720
India (0.6%)
Sovereign (0.6%)
Export-Import Bank of India, 3.38%, 5/8/26 (a)		790	829
Indonesia (5.8%)
Sovereign (5.8%)
Indonesia Government International Bond, 3.85%, 7/18/27		400	439
4.13%, 1/15/25		1,484	1,603
4.45%, 4/15/70		960	1,141
4.75%, 1/8/26 (a)		830	928
4.75%, 1/8/26		990	1,107
5.35%, 2/11/49 (c)		200	263
5.88%, 1/15/24		1,250	1,371
Pertamina Persero PT, 6.45%, 5/30/44 (a)		680	890
6.50%, 11/7/48 (a)		660	883
			8,625
Ivory Coast (0.4%)
Sovereign (0.4%)
Ivory Coast Government International Bond, 4.88%, 1/30/32 (a)	EUR	590	648
Jamaica (0.8%)
Sovereign (0.8%)
Jamaica Government International Bond, 7.88%, 7/28/45		$720	1,000
8.00%, 3/15/39		150	208
			1,208

The accompanying notes are an integral part of the financial statements.
6

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2021

Portfolio of Investments (cont'd)

Emerging Markets Debt Portfolio

	Face Amount (000)		Value (000)
Jordan (0.6%)
Sovereign (0.6%)
Jordan Government International Bond, 7.38%, 10/10/47 (a)		$840	$851
Kazakhstan (2.3%)
Sovereign (2.3%)
Kazakhstan Government International Bond, 5.13%, 7/21/25 (a)		200	225
5.13%, 7/21/25		1,000	1,128
6.50%, 7/21/45		520	747
KazMunayGas National Co., JSC, 6.38%, 10/24/48 (a)		980	1,291
			3,391
Kenya (0.8%)
Sovereign (0.8%)
Kenya Government International Bond, 8.00%, 5/22/32 (a)		1,110	1,215
Lebanon (0.2%)
Sovereign (0.2%)
Lebanon Government International Bond, 6.85%, 3/23/27 - 5/25/29 (d)(e)		2,940	318
Malaysia (1.4%)
Sovereign (1.4%)
Petronas Capital Ltd., 3.50%, 3/18/25 - 4/21/30		1,970	2,117
Mexico (7.5%)
Corporate Bond (0.3%)
Cemex SAB de CV, 5.13%, 8/6/26 (a)(f)		400	415
Sovereign (7.2%)
Banco Nacional de Comercio Exterior SNC, 2.72%, 8/11/31 (a)		600	594
Mexican BonosSeries M, 7.75%, 5/29/31	MXN	29,597	1,462
Mexico Government International Bond, 4.15%, 3/28/27		$706	781
4.50%, 4/22/29		410	457
Petroleos Mexicanos, 6.35%, 2/12/48		1,250	1,072
6.70%, 2/16/32 (a)(c)		2,294	2,322
6.95%, 1/28/60		470	420
7.69%, 1/23/50		3,738	3,615
			10,723
			11,138
Mongolia (0.7%)
Sovereign (0.7%)
Mongolia Government International Bond, 4.45%, 7/7/31 (a)		380	361
5.13%, 4/7/26 (a)		240	246
5.63%, 5/1/23		399	411
			1,018
Morocco (0.4%)
Sovereign (0.4%)
Morocco Government International Bond, 4.00%, 12/15/50 (a)		610	555
	Face Amount (000)	Value (000)
Nigeria (2.8%)
Corporate Bond (0.7%)
IHS Netherlands Holdco BV, 8.00%, 9/18/27 (a)	$950	$1,008
Sovereign (2.1%)
Nigeria Government International Bond, 6.38%, 7/12/23	270	280
6.50%, 11/28/27 (a)	590	590
7.14%, 2/23/30 (a)	860	848
7.38%, 9/28/33 (a)	200	191
8.25%, 9/28/51 (a)	360	338
9.25%, 1/21/49 (a)	900	919
		3,166
		4,174
Oman (3.3%)
Sovereign (3.3%)
Oman Government International Bond, 6.00%, 8/1/29 (a)	2,200	2,373
6.25%, 1/25/31 (a)	2,370	2,596
		4,969
Panama (2.3%)
Corporate Bond (0.3%)
AES Panama Generation Holdings SRL, 4.38%, 5/31/30 (a)	375	391
Sovereign (2.0%)
Panama Government International Bond, 3.87%, 7/23/60	470	472
4.00%, 9/22/24	914	972
4.50%, 4/1/56	450	497
8.88%, 9/30/27	763	1,030
		2,971
		3,362
Paraguay (0.9%)
Sovereign (0.9%)
Paraguay Government International Bond, 4.95%, 4/28/31 (a)	600	676
5.40%, 3/30/50 (a)	550	630
		1,306
Peru (2.8%)
Corporate Bond (0.2%)
Intercorp Peru Ltd., 3.88%, 8/15/29	320	312
Sovereign (2.6%)
Corporación Financiera de Desarrollo SA, 5.25%, 7/15/29 (a)	998	1,033
Peruvian Government International Bond, 5.63%, 11/18/50	890	1,254
6.55%, 3/14/37	1,150	1,572
		3,859
		4,171

The accompanying notes are an integral part of the financial statements.
7

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2021

Portfolio of Investments (cont'd)

Emerging Markets Debt Portfolio

	Face Amount (000)		Value (000)
Philippines (2.1%)
Sovereign (2.1%)
Philippine Government International Bond, 3.95%, 1/20/40		$386	$432
9.50%, 2/2/30		1,749	2,718
			3,150
Poland (0.6%)
Sovereign (0.6%)
Republic of Poland Government International Bond, 3.00%, 3/17/23		940	966
Qatar (4.3%)
Sovereign (4.3%)
Qatar Government International Bond, 3.75%, 4/16/30 (a)		1,300	1,461
4.00%, 3/14/29		1,080	1,219
4.82%, 3/14/49 (a)		2,870	3,771
			6,451
Romania (1.4%)
Sovereign (1.4%)
Romanian Government International Bond, 1.75%, 7/13/30 (a)	EUR	315	336
2.00%, 4/14/33		330	343
4.00%, 2/14/51		$830	833
4.38%, 8/22/23		94	99
4.88%, 1/22/24		500	533
			2,144
Russia (4.0%)
Sovereign (4.0%)
Russian Foreign Bond — Eurobond, 4.50%, 4/4/22		1,800	1,815
5.63%, 4/4/42		3,200	4,180
			5,995
Saudi Arabia (2.5%)
Corporate Bond (0.5%)
SA Global Sukuk Ltd., 2.69%, 6/17/31 (a)		780	786
Sovereign (2.0%)
Saudi Government International Bond, 3.45%, 2/2/61 (a)		1,000	1,012
4.38%, 4/16/29		440	506
5.25%, 1/16/50 (a)		1,080	1,424
			2,942
			3,728
Senegal (0.8%)
Sovereign (0.8%)
Senegal Government International Bond, 6.25%, 5/23/33 (a)		1,220	1,259
Serbia (0.2%)
Sovereign (0.2%)
Serbia International Bond, 2.13%, 12/1/30 (a)		310	291
	Face Amount (000)	Value (000)
South Africa (1.6%)
Sovereign (1.6%)
Eskom Holdings SOC Ltd., 8.45%, 8/10/28	$710	$767
Republic of South Africa Government International Bond, 4.30%, 10/12/28	1,540	1,566
		2,333
Sri Lanka (1.3%)
Sovereign (1.3%)
Sri Lanka Government International Bond, 6.20%, 5/11/27	1,800	923
7.55%, 3/28/30	1,900	955
		1,878
Turkey (2.9%)
Sovereign (2.9%)
Turkey Government International Bond, 4.88%, 4/16/43	630	484
5.25%, 3/13/30	760	656
5.75%, 3/22/24	1,580	1,548
5.88%, 6/26/31	1,080	962
6.88%, 3/17/36	700	659
		4,309
Ukraine (3.2%)
Corporate Bond (0.3%)
NPC Ukrenergo, 6.88%, 11/9/26 (a)	510	448
Sovereign (2.9%)
Ukraine Government International Bond, 6.88%, 5/21/29	1,000	889
7.75%, 9/1/23 - 9/1/26	3,550	3,448
		4,337
		4,785
United Arab Emirates (3.5%)
Corporate Bond (0.6%)
Galaxy Pipeline Assets Bidco Ltd., 3.25%, 9/30/40 (a)	965	978
Sovereign (2.9%)
Abu Dhabi Government International Bond, 2.50%, 9/30/29 (a)	1,750	1,819
2.70%, 9/2/70 (a)	820	748
3.13%, 5/3/26	938	1,000
DP World Crescent Ltd., 4.85%, 9/26/28	740	832
		4,399
		5,377
Uruguay (1.7%)
Sovereign (1.7%)
Uruguay Government International Bond, 4.38%, 10/27/27	1,100	1,239
5.10%, 6/18/50	1,020	1,351
		2,590

The accompanying notes are an integral part of the financial statements.
8

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2021

Portfolio of Investments (cont'd)

Emerging Markets Debt Portfolio

	Face Amount (000)	Value (000)
Uzbekistan (0.3%)
Sovereign (0.3%)
Republic of Uzbekistan Bond, 3.70%, 11/25/30 (a)	$410	$394
Venezuela (0.4%)
Sovereign (0.4%)
Petroleos de Venezuela SA, 6.00%, 11/15/26 (d)(e)	15,740	650
Zambia (0.3%)
Sovereign (0.3%)
Zambia Government International Bond, 5.38%, 9/20/22	650	489
Total Fixed Income Securities (Cost $155,411)		145,940
	No. of Warrants
Warrant (0.0%) (g)
Venezuela (0.0%) (g)
Venezuela Government International Bond, Oil-Linked Payment Obligation, expires 4/15/20 (h) (Cost $—)	3,750	8
	Shares
Short-Term Investments (2.8%)
Securities held as Collateral on Loaned Securities (1.5%)
Investment Company (1.3%)
Morgan Stanley Institutional Liquidity Funds — Treasury Securities Portfolio — Institutional Class (See Note H)	1,871,185	1,871
	Face Amount (000)
Repurchase Agreements (0.2%)
HSBC Securities USA, Inc., (0.05%, dated 12/31/21, due 1/3/22; proceeds $19; fully collateralized by U.S. Government obligations; 0.00% due 5/15/25 - 11/15/28; valued at $19)	$19	19
Merrill Lynch & Co., Inc., (0.05%, dated 12/31/21, due 1/3/22; proceeds $337; fully collateralized by U.S. Government obligations; 0.13% - 2.88% due 7/31/23 - 7/31/25; valued at $344)	337	337
		356
Total Securities held as Collateral on Loaned Securities (Cost $2,227)		2,227
	Shares
Investment Company (0.6%)
Morgan Stanley Institutional Liquidity Funds — Treasury Securities Portfolio — Institutional Class (See Note H) (Cost $960)	959,944	960
	Face Amount (000)		Value (000)
Egypt (0.7%)
Sovereign (0.7%)
Egypt Treasury Bills, 12.95%, 9/13/22 (Cost $984)	EGP	16,800	$986
Total Short-Term Investments (Cost $4,171)			4,173
Total Investments (100.4%) (Cost $159,582) Including $2,938 of Securities Loaned (i)(j)			150,121
Liabilities in Excess of Other Assets (–0.4%)			(527)
Net Assets (100.0%)			$149,594

Country assignments and aggregations are based generally on third party vendor classifications and information, and may be different from the assignments and aggregations under the policies set forth in the Fund's prospectus and/or statement of additional information relating to geographic classifications.

(a)  144A security — Certain conditions for public sale may exist. Unless otherwise noted, these securities are deemed to be liquid.

(b)  Multi-step — Coupon rate changes in predetermined increments to maturity. Rate disclosed is as of December 31, 2021. Maturity date disclosed is the ultimate maturity date.

(c)  All or a portion of this security was on loan at December 31, 2021.

(d)  Non-income producing security; bond in default.

(e)  Issuer in bankruptcy.

(f)  Perpetual — One or more securities do not have a predetermined maturity date. Rates for these securities are fixed for a period of time, after which they revert to a floating rate. Interest rates in effect are as of December 31, 2021.

(g)  Amount is less than 0.05%.

(h)  Perpetual maturity date. Date disclosed is the last expiration date.

(i)  Securities are available for collateral in connection with an open foreign currency forward exchange contracts.

(j)  At December 31, 2021, the aggregate cost for federal income tax purposes is approximately $160,206,000. The aggregate gross unrealized appreciation is approximately $7,377,000 and the aggregate gross unrealized depreciation is approximately $17,488,000, resulting in net unrealized depreciation of approximately $10,111,000.

Foreign Currency Forward Exchange Contracts:

The Fund had the following foreign currency forward exchange contracts open at December 31, 2021:

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Delivery Date	Unrealized Appreciation (Depreciation) (000)
Barclays Bank PLC	EUR	2,790		$3,165	2/18/22	$(14)
JPMorgan Chase Bank NA	MXN	16,000		$761	2/18/22	(15)
UBS AG		$337	EUR	298	2/18/22	3
						$(26)

DOP  — Dominican Peso

EGP  — Egyptian Pound

EUR  — Euro

MXN  — Mexican Peso

The accompanying notes are an integral part of the financial statements.
9

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2021

Portfolio of Investments (cont'd)

Emerging Markets Debt Portfolio

Portfolio Composition*

Classification	Percentage of Total Investments
Sovereign	93.5%
Corporate Bonds	5.2
Other**	1.3
Total Investments	100.0	%***

*  Percentages indicated are based upon total investments (excluding Securities held as Collateral on Loaned Securities) as of December 31, 2021.

**  Industries and/or investment types representing less than 5% of total investments.

***  Does not include open foreign currency forward exchange contracts with net unrealized depreciation of approximately $26,000.

The accompanying notes are an integral part of the financial statements.
10

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2021

Emerging Markets Debt Portfolio

Statement of Assets and Liabilities	December 31, 2021 (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Value(1) (Cost $156,751)	$147,290
Investment in Security of Affiliated Issuer, at Value (Cost $2,831)	2,831
Total Investments in Securities, at Value (Cost $159,582)	150,121
Foreign Currency, at Value (Cost $33)	18
Cash from Securities Lending	2
Interest Receivable	2,319
Receivable for Fund Shares Sold	79
Unrealized Appreciation on Foreign Currency Forward Exchange Contracts	3
Receivable from Securities Lending Income	1
Receivable from Affiliate	—	@
Other Assets	21
Total Assets	152,564
Liabilities:
Collateral on Securities Loaned, at Value	2,229
Deferred Capital Gain Country Tax	293
Payable for Advisory Fees	238
Payable for Professional Fees	56
Payable for Servicing Fees	37
Unrealized Depreciation on Foreign Currency Forward Exchange Contracts	29
Payable for Custodian Fees	17
Payable for Fund Shares Redeemed	16
Payable for Administration Fees	10
Payable for Transfer Agency Fees	2
Payable for Distribution Fees — Class II Shares	1
Other Liabilities	42
Total Liabilities	2,970
NET ASSETS	$149,594
Net Assets Consist of:
Paid-in-Capital	$175,694
Total Accumulated Loss	(26,100)
Net Assets	$149,594
CLASS I:
Net Assets	$133,413
Net Asset Value, Offering and Redemption Price Per Share Applicable to 18,531,397 Outstanding $0.001 Par Value Shares (Authorized 500,000,000 Shares)	$7.20
CLASS II:
Net Assets	$16,181
Net Asset Value, Offering and Redemption Price Per Share Applicable to 2,267,647 Outstanding $0.001 Par Value Shares (Authorized 500,000,000 Shares)	$7.14
(1) Including:
Securities on Loan, at Value:	$2,938

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
11

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2021

Emerging Markets Debt Portfolio

Statement of Operations	Year Ended December 31, 2021 (000)
Investment Income:
Interest from Securities of Unaffiliated Issuers (Net of $85 of Foreign Taxes Withheld)	$8,889
Income from Securities Loaned — Net	10
Dividends from Security of Affiliated Issuer (Note H)	— @
Total Investment Income	8,899
Expenses:
Advisory Fees (Note B)	1,168
Servicing Fees (Note D)	250
Professional Fees	168
Administration Fees (Note C)	125
Distribution Fees — Class II Shares (Note E)	42
Shareholder Reporting Fees	26
Custodian Fees (Note G)	24
Pricing Fees	18
Transfer Agency Fees (Note F)	10
Directors' Fees and Expenses	6
Other Expenses	22
Total Expenses	1,859
Waiver of Advisory Fees (Note B)	(72)
Waiver of Distribution Fees — Class II Shares (Note E)	(34)
Rebate from Morgan Stanley Affiliate (Note H)	(1)
Net Expenses	1,752
Net Investment Income	7,147
Realized Gain (Loss):
Investments Sold	455
Foreign Currency Forward Exchange Contracts	257
Foreign Currency Translation	(6)
Net Realized Gain	706
Change in Unrealized Appreciation (Depreciation):
Investments (Net of Decrease in Deferred Capital Gain Country Tax of $399)	(11,022)
Foreign Currency Forward Exchange Contracts	(15)
Foreign Currency Translation	(12)
Net Change in Unrealized Appreciation (Depreciation)	(11,049)
Net Realized Gain and Change in Unrealized Appreciation (Depreciation)	(10,343)
Net Decrease in Net Assets Resulting from Operations	$(3,196)

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
12

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2021

Emerging Markets Debt Portfolio

Statements of Changes in Net Assets	Year Ended December 31, 2021 (000)	Year Ended December 31, 2020 (000)
Increase (Decrease) in Net Assets:
Operations:
Net Investment Income	$7,147	$7,207
Net Realized Gain	706	1,881
Net Change in Unrealized Appreciation (Depreciation)	(11,049)	(3,725)
Net Increase (Decrease) in Net Assets Resulting from Operations	(3,196)	5,363
Dividends and Distributions to Shareholders:
Class I	(7,092)	(6,350)
Class II	(875)	(839)
Total Dividends and Distributions to Shareholders	(7,967)	(7,189)
Capital Share Transactions:(1)
Class I:
Subscribed	10,446	10,537
Distributions Reinvested	7,092	6,350
Redeemed	(19,503)	(40,250)
Class II:
Subscribed	1,399	1,915
Distributions Reinvested	875	839
Redeemed	(2,626)	(6,036)
Net Decrease in Net Assets Resulting from Capital Share Transactions	(2,317)	(26,645)
Total Decrease in Net Assets	(13,480)	(28,471)
Net Assets:
Beginning of Period	163,074	191,545
End of Period	$149,594	$163,074
(1) Capital Share Transactions:
Class I:
Shares Subscribed	1,399	1,449
Shares Issued on Distributions Reinvested	969	886
Shares Redeemed	(2,616)	(5,739)
Net Decrease in Class I Shares Outstanding	(248)	(3,404)
Class II:
Shares Subscribed	190	259
Shares Issued on Distributions Reinvested	120	118
Shares Redeemed	(357)	(840)
Net Decrease in Class II Shares Outstanding	(47)	(463)

The accompanying notes are an integral part of the financial statements.
13

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2021

Financial Highlights

Emerging Markets Debt Portfolio

	Class I
	Year Ended December 31,
Selected Per Share Data and Ratios	2021		2020		2019		2018		2017
Net Asset Value, Beginning of Period	$7.74		$7.68		$7.09		$8.08		$7.79
Income (Loss) from Investment Operations:
Net Investment Income(1)	0.34		0.32		0.38		0.36		0.42
Net Realized and Unrealized Gain (Loss)	(0.49)		0.08		0.62		(0.92)		0.32
Total from Investment Operations	(0.15)		0.40		1.00		(0.56)		0.74
Distributions from and/or in Excess of:
Net Investment Income	(0.39)		(0.34)		(0.41)		(0.43)		(0.45)
Net Asset Value, End of Period	$7.20		$7.74		$7.68		$7.09		$8.08
Total Return(2)	(2.02)%		5.55%		14.25%		(6.94)%		9.71%
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$133,413		$145,312		$170,382		$165,582		$219,994
Ratio of Expenses Before Expense Limitation	1.17%		N/A		N/A		N/A		N/A
Ratio of Expenses After Expense Limitation	1.12	%(3)(4)	1.15	%(3)	1.11	%(3)	1.11	%(3)	1.10	%(3)
Ratio of Expenses After Expense Limitation Excluding Interest Expenses	N/A		N/A		N/A		1.11	%(3)	N/A
Ratio of Net Investment Income	4.59	%(3)	4.34	%(3)	5.04	%(3)	4.83	%(3)	5.22	%(3)
Ratio of Rebate from Morgan Stanley Affiliates	0.00	%(5)	0.00	%(5)	0.01%		0.00	%(5)	0.01%
Portfolio Turnover Rate	28%		40%		40%		32%		46%

(1)  Per share amount is based on average shares outstanding.

(2)  Calculated based on the net asset value as of the last business day of the period. Performance does not reflect fees and expenses imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total return would be lower.

(3)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(4)  Effective July 1, 2021, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.10% for Class I shares. Prior to July 1, 2021, the maximum ratio was 1.30% for Class I shares.

(5)  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
14

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2021

Financial Highlights

Emerging Markets Debt Portfolio

	Class II
	Year Ended December 31,
Selected Per Share Data and Ratios	2021		2020		2019		2018		2017
Net Asset Value, Beginning of Period	$7.67		$7.61		$7.03		$8.02		$7.74
Income (Loss) from Investment Operations:
Net Investment Income(1)	0.34		0.31		0.37		0.36		0.41
Net Realized and Unrealized Gain (Loss)	(0.48)		0.08		0.62		(0.92)		0.32
Total from Investment Operations	(0.14)		0.39		0.99		(0.56)		0.73
Distributions from and/or in Excess of:
Net Investment Income	(0.39)		(0.33)		(0.41)		(0.43)		(0.45)
Net Asset Value, End of Period	$7.14		$7.67		$7.61		$7.03		$8.02
Total Return(2)	(1.96)%		5.53%		14.17%		(7.04)%		9.58%
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$16,181		$17,762		$21,163		$19,502		$22,144
Ratio of Expenses Before Expense Limitation	1.42%		1.40%		1.37%		1.36%		1.36%
Ratio of Expenses After Expense Limitation	1.17	%(3)(4)	1.20	%(3)	1.16	%(3)	1.16	%(3)	1.15	%(3)
Ratio of Expenses After Expense Limitation Excluding Interest Expenses	N/A		N/A		N/A		1.16	%(3)	N/A
Ratio of Net Investment Income	4.54	%(3)	4.29	%(3)	4.99	%(3)	4.78	%(3)	5.17	%(3)
Ratio of Rebate from Morgan Stanley Affiliates	0.00	%(5)	0.00	%(5)	0.01%		0.00	%(5)	0.01%
Portfolio Turnover Rate	28%		40%		40%		32%		46%

(1)  Per share amount is based on average shares outstanding.

(2)  Calculated based on the net asset value as of the last business day of the period. Performance does not reflect fees and expenses imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total return would be lower.

(3)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(4)  Effective July 1, 2021, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.15% for Class II shares. Prior to July 1, 2021, the maximum ratio was 1.35% for Class II shares.

(5)  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
15

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2021

Notes to Financial Statements

Morgan Stanley Variable Insurance Fund, Inc. (the "Company") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Company is comprised of ten separate active, diversified and non-diversified funds (individually referred to as a "Fund," collectively as the "Funds"). The Company applies investment company accounting and reporting guidance.

The accompanying financial statements relate to the Emerging Markets Debt Portfolio. The Fund seeks high total return by investing primarily in fixed income securities of government and government-related issuers and, to a lesser extent, of corporate issuers in emerging market countries. The Fund offers two classes of shares — Class I and Class II. Both classes of shares have identical voting rights (except that shareholders of a Class have exclusive voting rights regarding any matter relating solely to that Class of shares), dividend, liquidation and other rights.

The Company is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies offered by the separate accounts of certain life insurance companies.

A. Significant Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles ("GAAP"). Such policies are consistently followed by the Company in the preparation of its financial statements. GAAP may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1.  Security Valuation: (1) Certain portfolio securities may be valued by an outside pricing service/vendor approved by the Company's Board of Directors (the "Directors"). The pricing service/vendor may employ a pricing model that takes into account, among other things, bids, yield spreads and/or other market data and specific security characteristics. Alternatively, if a valuation is not available from an outside pricing service/vendor, and the security trades on an exchange, the security may be valued at its latest reported sale price (or at the exchange official closing price if such exchange reports an official closing price), prior to the time when assets are valued. If there are no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available in the relevant exchanges. If only bid prices are available then the latest bid price may be used. If Morgan Stanley Investment Management Inc. (the "Adviser") or Morgan Stanley Investment Management Limited ("MSIM Limited")

(the "Sub-Adviser"), each a wholly-owned subsidiary of Morgan Stanley, determines that the price provided by the outside pricing service/vendor or exchange does not reflect the security's fair value or is unable to provide a price, prices from brokers or dealers may also be utilized. In these circumstances, the value of the security will be the mean of bid and asked prices obtained from brokers or dealers; (2) when market quotations are not readily available, including circumstances under which the Adviser or the Sub-Adviser determines that the closing price, last sale price or the mean between the last reported bid and asked prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Directors. Occasionally, developments affecting the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business of the New York Stock Exchange ("NYSE"). If developments occur during such periods that are expected to materially affect the value of such securities, such valuations may be adjusted to reflect the estimated fair value of such securities as of the close of the NYSE, as determined in good faith by the Directors or by the Adviser using a pricing service and/or procedures approved by the Directors; (3) quotations of foreign portfolio securities, other assets and liabilities and forward contracts stated in foreign currency are translated into U.S. dollar equivalents at the prevailing market rates prior to the close of the NYSE; and (4) investments in mutual funds, including the Morgan Stanley Institutional Liquidity Funds, are valued at the net asset value ("NAV") as of the close of each business day.

The Directors have responsibility for determining in good faith the fair value of the investments, and the Directors may appoint others, such as the Company's Adviser or a valuation committee, to assist the Directors in determining fair value and to make the actual calculations pursuant to the fair valuation methodologies previously approved by the Directors. Under procedures approved by the Directors, the Company's Adviser has formed a Valuation Committee whose members are approved by the Directors. The Valuation Committee provides administration and oversight of the Company's valuation policies and procedures, which are reviewed at least annually by the Directors. These procedures allow the Company to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

16

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2021

Notes to Financial Statements (cont'd)

2.  Fair Value Measurement: Financial Accounting Standards Board ("FASB") Accounting Standards CodificationTM ("ASC") 820, "Fair Value Measurement" ("ASC 820"), defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below:

•  Level 1 – unadjusted quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 – significant unobservable inputs including the Fund's own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

The following is a summary of the inputs used to value the Fund's investments as of December 31, 2021:

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Fixed Income Securities
Corporate Bonds	$—	$7,694	$—	$7,694
Sovereign	—	138,246	—	138,246
Total Fixed Income Securities	—	145,940	—	145,940
Warrant	—	8	—	8
Short-Term Investments
Investment Company	2,831	—	—	2,831
Repurchase Agreements	—	356	—	356
Sovereign	—	986	—	986
Total Short-Term Investments	2,831	1,342	—	4,173
Foreign Currency Forward Exchange Contract	—	3	—	3
Total Assets	2,831	147,293	—	150,124
Liabilities:
Foreign Currency Forward Exchange Contracts	—	(29)	—	(29)
Total	$2,831	$147,264	$—	$150,095

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes.

3.  Repurchase Agreements: The Fund may enter into repurchase agreements under which the Fund lends cash and takes possession of securities with an agreement that the counterparty will repurchase such securities. In connection with transactions in repurchase agreements, a bank as custodian for the Fund takes possession of the underlying securities which are held as collateral, with a market value at least equal to the amount of the repurchase transaction, including principal and accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine that the value of the collateral does not decrease below the repurchase price plus accrued interest as earned. If such a decrease occurs, additional collateral will be requested and, when received, will be added to the account to maintain full collateralization. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation.

17

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2021

Notes to Financial Statements (cont'd)

In the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral proceeds may be subject to cost and delays. The Fund, along with other affiliated investment companies, may utilize a joint trading account for the purpose of entering into repurchase agreements.

4.  Foreign Currency Translation and Foreign Investments: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars as follows:

—  investments, other assets and liabilities at the prevailing rate of exchange on the valuation date;

—  investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) on investments in securities are included in the reported net realized and unrealized gains (losses) on investment transactions and balances. However, pursuant to U.S. federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are treated as ordinary income for U.S. federal income tax purposes.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from foreign currency forward exchange contracts, disposition of foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. The change in unrealized currency gains (losses) on foreign currency transactions for the period is reflected in the Statement of Operations.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, fluctuations of exchange rates in relation to the U.S. dollar, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

Governmental approval for foreign investments may be required in advance of making an investment under certain circumstances in some countries, and the extent of foreign investments in domestic companies may be subject to limitation in other countries. Foreign ownership limitations also may be imposed by the charters of individual companies to prevent, among other concerns, violations of foreign investment limitations. As a result, an additional class of shares (identified as "Foreign" in the Portfolio of Investments) may be created and offered for investment. The "local" and "foreign shares" market values may differ. In the absence of trading of the foreign shares in such markets, the Fund values the foreign shares at the closing exchange price of the local shares.

5.  Structured Investments: The Fund invested a portion of its assets in structured investments. A structured investment is a derivative security designed to offer a return linked to a particular underlying security, currency, commodity or market. Structured investments may come in various forms including notes (such as exchange-traded notes), warrants and options to purchase securities. The Fund will typically use structured investments to gain exposure to a permitted underlying security, currency, commodity or market when direct access to a market is limited or inefficient from a tax or cost standpoint. There can be no assurance that structured investments will trade at the same price or have the same value as the underlying security, currency, commodity or market. Investments in structured investments involve risks including issuer risk, counterparty risk and market risk. Holders of structured investments bear risks of the underlying investment and are subject to issuer or counterparty risk because the Fund is relying on the creditworthiness of such issuer or counterparty and has no rights with respect to the underlying investment. Certain structured investments may be thinly traded or have a limited trading market and may have the effect of increasing the Fund's illiquidity to the extent that the Fund, at a particular time, may be unable to find qualified buyers for these securities.

6.  Derivatives: The Fund may, but is not required to, use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. Derivatives are financial instruments whose value is based, in part, on the value of an underlying asset, interest rate, index or financial instrument. Prevailing

18

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2021

Notes to Financial Statements (cont'd)

interest rates and volatility levels, among other things, also affect the value of derivative instruments. A derivative instrument often has risks similar to its underlying asset and may have additional risks, including imperfect correlation between the value of the derivative and the underlying asset, risks of default by the counterparty to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which the derivative instrument relates, risks that the transactions may not be liquid and risks arising from margin requirements. The use of derivatives involves risks that are different from, and possibly greater than, the risks associated with other portfolio investments. Derivatives may involve the use of highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments. All of the Fund's holdings, including derivative instruments, are marked-to-market each day with the change in value reflected in unrealized appreciation (depreciation). Upon disposition, a realized gain or loss is recognized.

Certain derivative transactions may give rise to a form of leverage. Leverage magnifies the potential for gain and the risk of loss. Leverage associated with derivative transactions may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet earmarking or segregation requirements, pursuant to applicable Securities and Exchange Commission ("SEC") rules and regulations, or may cause the Fund to be more volatile than if the Fund had not been leveraged. Although the Adviser seeks to use derivatives to further the Fund's investment objectives, there is no assurance that the use of derivatives will achieve this result.

Following is a description of the derivative instruments and techniques that the Fund used during the period and their associated risks:

Foreign Currency Forward Exchange Contracts: In connection with its investments in foreign securities, the Fund also entered into contracts with banks, brokers or dealers to purchase or sell securities or foreign currencies at a future date. A foreign currency forward exchange contract ("currency contract") is a negotiated agreement between the contracting parties to exchange a specified amount of currency at a specified future time at a specified rate. The rate can be higher or lower than the spot rate between the currencies that are the subject of the contract. Currency contracts may be used to protect against uncertainty in the level of future foreign currency exchange rates or to gain or modify exposure to a particular currency. To the extent hedged by the use of currency contracts, the precise matching of the currency contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the contract is entered into and the date it matures. Furthermore, such transactions may reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken. There is additional risk to the extent that currency contracts create exposure to currencies in which the Fund's securities are not denominated. Unanticipated changes in currency prices may result in poorer overall performance for the Fund than if it had not entered into such contracts. The use of currency contracts involves the risk of loss from the insolvency or bankruptcy of the counterparty to the contract or the failure of the counterparty to make payments or otherwise comply with the terms of the contract. A currency contract is marked-to-market daily and the change in market value is recorded by the Fund as unrealized gain or loss. The Fund records realized gains (losses) when the currency contract is closed equal to the difference between the value of the currency contract at the time it was opened and the value at the time it was closed.

FASB ASC 815, "Derivatives and Hedging" ("ASC 815"), is intended to improve financial reporting about derivative instruments by requiring enhanced disclosures to enable investors to better understand how and why the Fund uses derivative instruments, how these derivative instruments are accounted for and their effects on the Fund's financial position and results of operations.

The following tables set forth the fair value of the Fund's derivative contracts by primary risk exposure as of December 31, 2021:

	Asset Derivatives Statement of Assets and Liabilities Location	Primary Risk Exposure	Value (000)
Foreign Currency Forward Exchange Contract	Unrealized Appreciation on Foreign Currency Forward Exchange Contract	Currency Risk	$3
	Liability Derivatives Statement of Assets and Liabilities Location	Primary Risk Exposure	Value (000)
Foreign Currency Forward Exchange Contracts	Unrealized Depreciation on Foreign Currency Forward Exchange Contracts	Currency Risk	$(29)

19

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2021

Notes to Financial Statements (cont'd)

The following tables set forth by primary risk exposure the Fund's realized gains (losses) and change in unrealized appreciation (depreciation) by type of derivative contract for the year ended December 31, 2021 in accordance with ASC 815:

Realized Gain (Loss)
Primary Risk Exposure	Derivative Type	Value (000)
Currency Risk	Foreign Currency Forward Exchange Contracts	$257
Change in Unrealized Appreciation (Depreciation)
Primary Risk Exposure	Derivative Type	Value (000)
Currency Risk	Foreign Currency Forward Exchange Contracts	$(15)

At December 31, 2021, the Fund's derivative assets and liabilities are as follows:

Gross Amounts of Assets and Liabilities Presented in the Statement of Assets and Liabilities
Derivatives	Assets(a) (000)	Liabilities(a) (000)
Foreign Currency Forward Exchange Contracts	$3	$(29)

(a)  Absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.

The Fund typically enters into International Swaps and Derivatives Association, Inc. Master Agreements ("ISDA Master Agreements") or similar master agreements (collectively, "Master Agreements") with its contract counterparties for certain OTC derivatives in order to, among other things, reduce its credit risk to counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Fund typically may offset with the counterparty certain OTC derivative financial instruments' payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default, termination and/or potential deterioration in the credit quality of the counterparty. Various Master Agreements govern the terms of certain transactions with counterparties, including transactions such as swap, forward, repurchase and reverse repurchase agreements. These Master Agreements typically attempt to reduce the counterparty risk associated with such transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Cross-termination provisions under Master Agreements typically provide that a default in connection with one transaction between the Fund and a counterparty gives the non-defaulting party the right to terminate any other transactions in place with the defaulting party to create one single net payment due to/due from the defaulting party and may be a feature in certain Master Agreements. In the event the Fund exercises its right to terminate a Master Agreement after a counterparty experiences a termination event as defined in the Master Agreement, the return of collateral with market value in excess of the Fund's net liability may be delayed or denied.

The following table presents derivative financial instruments that are subject to enforceable netting arrangements as of December 31, 2021:

Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Asset Derivatives Presented in the Statement of Assets and Liabilities (000)	Financial Instrument (000)	Collateral Received (000)	Net Amount (not less than $0) (000)
UBS AG	$3	$—	$—	$3
Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Liability Derivatives Presented in the Statement of Assets and Liabilities (000)	Financial Instrument (000)	Collateral Pledged (000)	Net Amount (not less than $0) (000)
Barclays Bank PLC	$14	$—	$—	$14
JPMorgan Chase Bank NA	15	—	—	15
Total	$29	$—	$—	$29

For the year ended December 31, 2021, the approximate average monthly amount outstanding for each derivative type is as follows:

Foreign Currency Forward Exchange Contracts:
Average monthly principal amount	$3,969,000

7.  Securities Lending: The Fund lends securities to qualified financial institutions, such as broker-dealers, to earn additional income. Any increase or decrease in the fair value of the securities loaned that might occur and any interest earned or dividends declared on those securities during the term of the loan would remain in the Fund. The Fund would receive cash or securities as collateral in an amount equal to or exceeding 100% of the current fair value of the loaned securities. The collateral is marked-to-market daily by State Street Bank and Trust Company ("State Street"), the securities lending agent, to ensure that a minimum of 100% collateral coverage is maintained.

20

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2021

Notes to Financial Statements (cont'd)

Based on pre-established guidelines, the securities lending agent invests any cash collateral that is received in an affiliated money market portfolio and repurchase agreements. Securities lending income is generated from the earnings on the invested collateral and borrowing fees, less any rebates owed to the borrowers and compensation to the lending agent, and is recorded as "Income from Securities Loaned — Net" in the Fund's Statement of Operations. Risks in securities lending transactions are that a borrower may not provide additional collateral when required or return the securities when due, and that the value of the short-term investments will be less than the amount of cash collateral plus any rebate that is required to be returned to the borrower.

The Fund has the right under the securities lending agreement to recover the securities from the borrower on demand.

The following table presents financial instruments that are subject to enforceable netting arrangements as of December 31, 2021:

Gross Amounts Not Offset in the Statement of Assets and Liabilities
Gross Asset Amounts Presented in the Statement of Assets and Liabilities (000)		Financial Instrument (000)	Collateral Received (000)		Net Amount (not less than $0) (000)
$2,938	(b)	$—	$(2,938	)(c)(d)	$0

(b)  Represents market value of loaned securities at year end.

(c)  The Fund received cash collateral of approximately $2,229,000, of which approximately $2,227,000 was subsequently invested in Repurchase Agreements and Morgan Stanley Institutional Liquidity Funds as reported in the Portfolio of Investments. As of December 31, 2021, there was uninvested cash of approximately $2,000, which is not reflected in the Portfolio of Investments. In addition, the Fund received non-cash collateral of approximately $768,000 in the form of U.S. Government obligations, which the Fund cannot sell or repledge, and accordingly are not reflected in the Portfolio of Investments.

(d)  The actual collateral received is greater than the amount shown here due to overcollateralization.

FASB ASC 860, "Transfers & Servicing: Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures", is intended to provide increased transparency about the types of collateral pledged in securities lending transactions and other similar transactions that are accounted for as secured borrowing.

The following table displays a breakdown of transactions accounted for as secured borrowings, the gross obligations by class of collateral pledged and the remaining contractual maturity of those transactions as of December 31, 2021:

	Remaining Contractual Maturity of the Agreements
	Overnight and Continuous (000)	<30 days (000)	Between 30 & 90 days (000)	>90 days (000)	Total (000)
Securities Lending Transactions
Sovereign	$2,229	$—	$—	$—	$2,229
Total Borrowings	$2,229	$—	$—	$—	$2,229
Gross amount of recognized liabilities for securities lending transactions					$2,229

8.  Indemnifications: The Company enters into contracts that contain a variety of indemnifications. The Company's maximum exposure under these arrangements is unknown. However, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

9.  Security Transactions, Income and Expenses: Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on the sale of investment securities are determined on the specific identified cost method. Dividend income and other distributions are recorded on the ex-dividend date (except for certain foreign dividends which may be recorded as soon as the Fund is informed of such dividends) net of applicable withholding taxes. Interest income is recognized on the accrual basis net of applicable withholding taxes, except where collection is in doubt. Discounts are accreted and premiums are amortized over the life of the respective securities. Most expenses of the Company can be directly attributed to a particular Fund. Expenses which cannot be directly attributed are apportioned among the Funds based upon relative net assets or other appropriate methods. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets.

Settlement and registration of foreign securities transactions may be subject to significant risks not normally associated with investments in the United States. In certain markets, ownership of shares is defined according to entries in the issuer's share register. It is possible that a Fund holding these securities could lose its share registration through fraud, negligence or even mere oversight. In addition, shares being delivered for sales and cash being paid for purchases may be delivered before the exchange is complete. This may subject the Fund to further risk of loss in the event of a failure to complete the transaction by the counterparty.

21

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2021

Notes to Financial Statements (cont'd)

10.  Dividends and Distributions to Shareholders: Dividends and distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed at least annually.

B. Advisory/Sub-Advisory Fees: The Adviser, a wholly-owned subsidiary of Morgan Stanley, provides the Fund with advisory services under the terms of an Investment Advisory Agreement, paid quarterly, at the annual rate based on the daily net assets as follows:

First $500 million	Next $500 million	Over $1 billion
0.75%	0.70%	0.65%

For the year ended December 31, 2021, the advisory fee rate (net of waiver/rebate) was equivalent to an annual effective rate of 0.70% of the Fund's average daily net assets.

The Adviser has agreed to reduce its advisory fee and/or reimburse the Fund so that total annual Fund operating expenses, excluding certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 1.30% for Class I shares and 1.35% for Class II shares. Effective July 1, 2021, the Adviser has agreed to reduce its advisory fee and/or reimburse the Fund so that the total annual Fund operating expenses will not exceed 1.10% for Class I shares and 1.15% for Class II shares. The fee waivers and/or expense reimbursements will continue for at least one year from the date of the Fund's prospectus or until such time as the Directors act to discontinue all or a portion of such waivers and/or reimbursements when they deem such action is appropriate. For the year ended December 31, 2021, approximately $72,000 of advisory fees were waived pursuant to this arrangement.

The Adviser has entered into a Sub-Advisory Agreement with the Sub-Adviser, a wholly-owned subsidiary of Morgan Stanley. The Sub-Adviser provides the Fund with advisory services subject to the overall supervision of the Adviser and the Fund's Officers and Directors. The Adviser pays the Sub-Adviser on a monthly basis a portion of the net advisory fees the Adviser receives from the Fund.

C. Administration Fees: The Adviser also serves as Administrator to the Company and provides administrative services pursuant to an Administration Agreement for an annual fee, accrued daily and paid monthly, of 0.08% of the Fund's average daily net assets.

Under a Sub-Administration Agreement between the Administrator and State Street, State Street provides certain administrative services to the Company. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Fund.

D. Servicing Fees: The Company accrues daily and pays quarterly a servicing fee of up to 0.17% of the average daily value of shares of the Fund held in an insurance company's account. Certain insurance companies have entered into a servicing agreement with the Company to provide administrative and other contract-owner related services on behalf of the Fund.

E. Distribution Fees: Morgan Stanley Distribution, Inc. ("MSDI" or the "Distributor"), a wholly-owned subsidiary of the Adviser and an indirect subsidiary of Morgan Stanley, serves as the Distributor of the Fund and provides the Fund's Class II shareholders with distribution services pursuant to a Distribution Plan (the "Plan") in accordance with Rule 12b-1 under the Act. Under the Plan, the Fund is authorized to pay the Distributor a distribution fee, which is accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class II shares. The Distributor has agreed to waive 0.20% of the 0.25% distribution fee that it may receive. This fee waiver will continue for at least one year from the date of the Fund's prospectus or until such time as the Directors act to discontinue all or a portion of such waiver when they deem such action is appropriate. For the year ended December 31, 2021, this waiver amounted to approximately $34,000.

F. Dividend Disbursing and Transfer Agent: The Company's dividend disbursing and transfer agent is DST Asset Manager Solutions, Inc. ("DST"). Pursuant to a Transfer Agency Agreement, the Company pays DST a fee based on the number of classes, accounts and transactions relating to the Funds of the Company.

G. Custodian Fees: State Street (the "Custodian") also serves as Custodian for the Company in accordance with a Custodian Agreement. The Custodian holds cash, securities and other assets of the Company as required by the Act. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

H. Security Transactions and Transactions with Affiliates: For the year ended December 31, 2021, purchases and sales of investment securities for the Fund, other than long-term U.S. Government securities and short-term investments were approximately $41,995,000 and $43,657,000, respectively. There were no purchases and sales of long-term U.S. Government securities for the year ended December 31, 2021.

The Fund invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds — Treasury Securities Portfolio (the "Liquidity Funds"), an open-end management

22

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2021

Notes to Financial Statements (cont'd)

investment company managed by the Adviser, both directly and as a portion of the securities held as collateral on loaned securities. Advisory fees paid by the Fund are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Fund due to its investment in the Liquidity Funds. For the year ended December 31, 2021, advisory fees paid were reduced by approximately $1,000 relating to the Fund's investment in the Liquidity Funds.

A summary of the Fund's transactions in shares of affiliated investments during the year ended December 31, 2021 is as follows:

Affiliated Investment Company	Value December 31, 2020 (000)	Purchases at Cost (000)	Proceeds from Sales (000)	Dividend Income (000)
Liquidity Funds	$5,574	$36,129	$38,872	$—	@
Affiliated Investment Company (cont'd)	Realized Gain (Loss) (000)	Change in Unrealized Appreciation (Depreciation) (000)	Value December 31, 2021 (000)
Liquidity Funds	$—	$—	$2,831

@  Amount is less than $500.

The Fund is permitted to purchase and sell securities ("cross-trade") from and to other Morgan Stanley funds as well as other funds and client accounts for which the Adviser or an affiliate of the Adviser serves as investment adviser, pursuant to procedures approved by the Directors in compliance with Rule 17a-7 under the Act (the "Rule"). Each cross-trade is executed at the current market price in compliance with provisions of the Rule. For the year ended December 31, 2021, the Fund did not engage in any cross-trade transactions.

The Fund has an unfunded Deferred Compensation Plan (the "Compensation Plan"), which allows each independent Director to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Directors. Each eligible Director generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley funds that are offered as investment options under the Compensation Plan. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the NAV of the Fund.

I. Federal Income Taxes: It is the Fund's intention to continue to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income. Accordingly, no provision for federal income taxes is required in the financial statements.

The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

FASB ASC 740-10, "Income Taxes — Overall", sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in "Other Expenses" in the Statement of Operations. The Fund files tax returns with the U.S. Internal Revenue Service, New York and various states. Generally, each of the tax years in the four-year period ended December 31, 2021 remains subject to examination by taxing authorities.

The tax character of distributions paid may differ from the character of distributions shown for GAAP purposes due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during fiscal years 2021 and 2020 was as follows:

2021 Distributions Paid From:	2020 Distributions Paid From:
Ordinary Income (000)	Ordinary Income (000)
$7,967	$7,189

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are attributable to differing book and tax treatments for the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

The Fund had no permanent differences causing reclassifications among the components of net assets for the year ended December 31, 2021.

At December 31, 2021, the components of distributable earnings for the Fund on a tax basis were as follows:

Undistributed Ordinary Income (000)	Undistributed Long-Term Capital Gain (000)
$8,544	$—

23

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2021

Notes to Financial Statements (cont'd)

At December 31, 2021, the Fund had available for federal income tax purposes unused short-term and long-term capital losses of approximately $1,883,000 and $19,504,000, respectively, that do not have an expiration date.

To the extent that capital loss carryforwards are used to offset any future capital gains realized, no capital gains tax liability will be incurred by the Fund for gains realized and not distributed. To the extent that capital gains are offset, such gains will not be distributed to the shareholders. During the year ended December 31, 2021, the Fund utilized capital loss carryforwards for U.S. federal income tax purposes of approximately $300,000.

J. Credit Facility: The Company and other Morgan Stanley funds participated in a $300,000,000 committed, unsecured revolving line of credit facility (the "Facility") with State Street. This Facility is to be used for temporary emergency purposes or funding of shareholder redemption requests. The interest rate on borrowings is based on the federal funds rate or 1 month LIBOR rate plus a spread. Effective April 19, 2021, the interest rate on borrowings is based on the federal funds effective rate or overnight bank funding rate plus a spread. The Facility also has a commitment fee of 0.25% per annum based on the unused portion of the Facility. During the year ended December 31, 2021, the Fund did not have any borrowings under the Facility.

K. Other: At December 31, 2021, the Fund had record owners of 10% or greater. Investment activities of these shareholders could have a material impact on the Fund. The aggregate percentage of such owners was 63.1%.

L. Market Risk: The outbreak of the coronavirus ("COVID-19") and the recovery responses could adversely impact the operations of the Fund and its service providers and financial performance of the Fund and the Fund's investments. The extent of such impact depends on future developments, including (i) the duration and spread of the outbreak, (ii) the restrictions and advisories, (iii) the effects on the financial markets, (iv) government and regulatory responses, and (v) the effects on the economy overall as a result of developments such as disruption to consumer demand, economic output and supply chains. The duration and extent of COVID-19 and associated economic and market conditions and uncertainty over the long term cannot be reasonably estimated at this time. The ultimate impact of COVID-19 and the extent to which the associated conditions impact the Fund will also depend on future developments, which are highly uncertain, difficult to accurately predict and subject to change at any time. If the financial performance of the Fund's investments is impacted because of these factors for an extended period, the Fund's investment results may be adversely affected.

24

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2021

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of
Morgan Stanley Variable Insurance Fund, Inc. —
Emerging Markets Debt Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Emerging Markets Debt Portfolio (the "Fund") (one of the funds constituting Morgan Stanley Variable Insurance Fund, Inc. (the "Company")), including the portfolio of investments, as of December 31, 2021, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of Emerging Markets Debt Portfolio (one of the funds constituting Morgan Stanley Variable Insurance Fund, Inc.) at December 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Company in accordance with the U.S. federal securities law and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of the Company's internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2021 by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Morgan Stanley investment companies since 2000.
Boston, Massachusetts
February 18, 2022

25

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2021

Liquidity Risk Management Program (unaudited)

In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the "Liquidity Rule"), the Fund has adopted and implemented a liquidity risk management program (the "Program"), which is reasonably designed to assess and manage the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of remaining investors' interests in the Fund (i.e., liquidity risk). The Fund's Board of Directors (the "Board") previously approved the designation of the Liquidity Risk Subcommittee (the "LRS") as Program administrator. The LRS is comprised of representatives from various divisions within Morgan Stanley Investment Management.

At a meeting held on March 3-4, 2021, the Board reviewed a written report prepared by the LRS that addressed the Program's operation and assessed its adequacy, and effectiveness of implementation for the period from January 1, 2020, through December 31, 2020, as required under the Liquidity Rule, and discussed the impact of the COVID-19 pandemic on liquidity and the LRS's assessment of liquidity risk during the reporting period, including during the distressed market environment caused by the onset of the COVID-19 pandemic. The report concluded that the Program operated effectively and was adequately and effectively implemented in all material aspects, and that the relevant controls and safeguards were appropriately designed to enable the LRS to administer the Program in compliance with the Liquidity Rule.

In accordance with the Program, the LRS assessed each Fund's liquidity risk no less frequently than annually taking into consideration certain factors, as applicable, such as (i) investment strategy and liquidity of portfolio investments, (ii) short-term and long-term cash flow projections and (iii) holdings of cash and cash equivalents and borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions.

Each Fund portfolio investment is classified into one of four liquidity categories, which classification is assessed at least monthly by the LRS. The classification is based on a determination of the number of days it is reasonably expected to take to convert the investment into cash, or sell or dispose of the investment, in current market conditions without significantly changing the market value of the investment. Liquidity classification determinations take into account various market, trading and investment-specific considerations, as well as market depth, and in some cases utilize third-party vendor data.

The Liquidity Rule limits a fund's investments in illiquid investments to 15% of its net assets and requires funds that do not primarily hold assets that are highly liquid investments to determine and maintain a minimum percentage of the fund's net assets to be invested in highly liquid investments (highly liquid investment minimum or "HLIM"). The LRS believes that the Program includes provisions reasonably designed to review, monitor and comply with the 15% limit on illiquid investments and for determining, periodically reviewing and complying with the HLIM requirement, as applicable.

There can be no assurance that the Program will achieve its objectives under all circumstances in the future. Please refer to the Fund's prospectus for more information regarding the Fund's exposure to liquidity risk and other risks to which it may be subject.

26

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2021

Director and Officer Information (unaudited)

Independent Directors:

Name, Address and Birth Year of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director During Past 5 Years***
Frank L. Bowman c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1944	Director	Since August 2006

President, Strategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Morgan Stanley Funds (since August 2006); Chairperson of the Compliance and Insurance Committee (since October 2015); formerly, Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee (2007-2015); served as President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) (February 2005-November 2008); retired as Admiral, U.S. Navy after serving over 38 years on active duty including 8 years as Director of the Naval Nuclear Propulsion Program in the Department of the Navy and the U.S. Department of Energy (1996-2004); served as Chief of Naval Personnel (July 1994-September 1996) and on the Joint Staff as Director of Political Military Affairs (June 1992-July 1994); knighted as Honorary Knight Commander of the Most Excellent Order of the British Empire; awarded the Officier de l'Orde National du Mérite by the French Government; elected to the National Academy of Engineering (2009).

				77

Director of Naval and Nuclear Technologies LLP; Director Emeritus of the Armed Services YMCA; Member of the National Security Advisory Council of the Center for U.S. Global Engagement and a member of the CNA Military Advisory Board; Chairman of Fairhaven United Methodist Church; Member of the Board of Advisors of the Dolphin Scholarship Foundation; Director of other various nonprofit organizations; formerly, Director of BP, plc (November 2010-May 2019).

Kathleen A. Dennis c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1953	Director	Since August 2006	Chairperson of the Governance Committee (since January 2021), Chairperson of the Liquidity and Alternatives Sub-Committee of the Investment Committee (2006-2020) and Director or Trustee of various Morgan Stanley Funds (since August 2006); President, Cedarwood Associates (mutual fund and investment management consulting) (since July 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	77	Board Member, University of Albany Foundation (2012-present); Board Member, Mutual Funds Directors Forum (2014-present); Director of various non-profit organizations.
Nancy C. Everett c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1955	Director	Since January 2015	Chairperson of the Equity Investment Committee (since January 2021); Director or Trustee of various Morgan Stanley Funds (since January 2015); Chief Executive Officer, Virginia Commonwealth University Investment Company (since November 2015); Owner, OBIR, LLC (institutional investment management consulting) (since June 2014); formerly, Managing Director, BlackRock, Inc. (February 2011-December 2013) and Chief Executive Officer, General Motors Asset Management (a/k/a Promark Global Advisors, Inc.) (June 2005-May 2010).	78

Formerly, Member of Virginia Commonwealth University School of Business Foundation (2005-2016); Member of Virginia Commonwealth University Board of Visitors (2013-2015); Member of Committee on Directors for Emerging Markets Growth Fund, Inc. (2007-2010); Chairperson of Performance Equity Management, LLC (2006-2010); and Chairperson, GMAM Absolute Return Strategies Fund, LLC (2006-2010).

27

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2021

Director and Officer Information (unaudited) (cont'd)

Independent Directors (cont'd):

Name, Address and Birth Year of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director During Past 5 Years***
Jakki L. Haussler c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1957	Director	Since January 2015	Director or Trustee of various Morgan Stanley Funds (since January 2015); Chairman, Opus Capital Group (since 1996); formerly, Chief Executive Officer, Opus Capital Group (1996-2019); Director, Capvest Venture Fund, LP (May 2000-December 2011); Partner, Adena Ventures, LP (July 1999-December 2010); Director, The Victory Funds (February 2005-July 2008).	78

Director, Barnes Group Inc. (since July 2021); Director of Cincinnati Bell Inc. and Member, Audit Committee and Chairman, Governance and Nominating Committee; Director of Service Corporation International and Member, Audit Committee and Investment Committee; Director of Northern Kentucky University Foundation and Member, Investment Committee; Member of Chase College of Law Transactional Law Practice Center Board of Advisors; Director of Best Transport; Director of Chase College of Law Board of Visitors; formerly, Member, University of Cincinnati Foundation Investment Committee; Member, Miami University Board of Visitors (2008-2011); Trustee of Victory Funds (2005-2008) and Chairman, Investment Committee (2007-2008) and Member, Service Provider Committee (2005-2008).

Dr. Manuel H. Johnson c/o Johnson Smick International, Inc. 220 I Street, NE Suite 200 Washington, D.C. 20002 Birth Year: 1949	Director	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Fixed Income, Liquidity and Alternatives Investment Committee (since January 2021), Chairperson of the Investment Committee (2006-2020) and Director or Trustee of various Morgan Stanley Funds (since July 1991); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly, Chairperson of the Audit Committee (July 1991-September 2006); Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	77	Director of NVR, Inc. (home construction).
Joseph J. Kearns c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1942	Director	Since August 1994	Senior Adviser, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 1994); formerly, Deputy Chairperson of the Audit Committee (July 2003-September 2006) and Chairperson of the Audit Committee of various Morgan Stanley Funds (since August 1994); CFO of the J. Paul Getty Trust (1982-1999).	78	Director, Rubicon Investments (since February 2019); Prior to August 2016, Director of Electro Rent Corporation (equipment leasing); Prior to December 31, 2013, Director of The Ford Family Foundation.
Michael F. Klein c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1958	Director	Since August 2006

Chairperson of the Risk Committee (since January 2021); Managing Director, Aetos Alternatives Management, LP (since March 2000); Co-President, Aetos Alternatives Management, LP (since January 2004) and Co-Chief Executive Officer of Aetos Alternatives Management, LP (since August 2013); Chairperson of the Fixed Income Sub-Committee of the Investment Committee (2006-2020) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management and President, various Morgan Stanley Funds (June 1998-March 2000); Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).

				77	Director of certain investment funds managed or sponsored by Aetos Alternatives Management, LP; Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).

28

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2021

Director and Officer Information (unaudited) (cont'd)

Independent Directors (cont'd):

Name, Address and Birth Year of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director During Past 5 Years***
Patricia A. Maleski c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1960	Director	Since January 2017	Director or Trustee of various Morgan Stanley Funds (since January 2017); Managing Director, JPMorgan Asset Management (2004-2016); Oversight and Control Head of Fiduciary and Conflicts of Interest Program (2015-2016); Chief Control Officer — Global Asset Management (2013-2015); President, JPMorgan Funds (2010-2013); Chief Administrative Officer (2004-2013); various other positions including Treasurer and Board Liaison (since 2001).	78	Trustee, Nutley Family Service Bureau, Inc. (since January 2022).
W. Allen Reed c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1947	Chair of the Board and Director	Chair of the Board since August 2020 and Director since August 2006	Chair of the Boards of various Morgan Stanley Funds (since August 2020); Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Vice Chair of the Boards of various Morgan Stanley Funds (January 2020-August 2020); President and Chief Executive Officer of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994-December 2005).	77	Formerly, Director of Legg Mason, Inc. (2006-2019); and Director of the Auburn University Foundation (2010-2015).
Frances L. Cashman c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1961	Advisory Board Member	Advisory Board Member Since January 2022	Chief Executive Officer, Asset Management Division, Euromoney Institutional Investor PLC (financial information) (May 2021-Present); Executive Vice President and various other roles, Legg Mason & Co. (asset management) (2010-2020); Managing Director, Stifel Nicolaus (2005-2010).	78

Trustee and Investment Committee Member, Georgia Tech Foundation (Since June 2019); Trustee and Chair of Marketing Committee, Loyola Blakefield (Since September 2017); Trustee, MMI Gateway Foundation (since September 2017); Director and Investment Committee Member, Catholic Community Foundation Board (2012-2018); Director and Investment Committee Member, St. Ignatius Loyola Academy (2011-2017).

Eddie A. Grier c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1955	Advisory Board Member	Advisory Board Member Since January 2022	Dean, Santa Clara University Leavey School of Business (since April 2021); Dean, Virginia Commonwealth University School of Business (2010-2021); President and various other roles, Walt Disney Company (entertainment and media) (1981-2010).	78

Director, Witt/Keiffer, Inc. (executive search) (since 2016); Director, NuStar GP, LLC (energy) (since August 2021); Director, Sonida Senior Living, Inc. (residential community operator) (2016-2021); Director, NVR, Inc. (homebuilding) (2013-2020); Director, Middleburg Trust Company (wealth management) (2014-2019); Director, Colonial Williamsburg Company (since 2012); Regent, University of Massachusetts Global (since 2021); Director and Chair, ChildFund International (2012-2021); Trustee, Brandman University (2010-2021); Director, Richmond Forum (2012-2019).

*  This is the earliest date the Director began serving the Morgan Stanley Funds. Each Director serves an indefinite term, until his or her successor is elected.

**  The Fund Complex includes (as of December 31, 2021) all open-end and closed-end funds (including all of their portfolios) advised by Morgan Stanley Investment Management Inc. (the "Adviser") and any funds that have an adviser that is an affiliated person of the Adviser (including, but not limited to, Morgan Stanley AIP GP LP).

***  This includes any directorships at public companies and registered investment companies held by the Director at any time during the past five years.

29

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2021

Director and Officer Information (unaudited) (cont'd)

Executive Officers:

Name, Address and Birth Year of Executive Officer	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years
John H. Gernon 522 Fifth Avenue New York, NY 10036 Birth Year: 1963	President and Principal Executive Officer	Since September 2013

President and Principal Executive Officer of the Equity and Fixed Income Funds and the Morgan Stanley AIP Funds (since September 2013) and the Liquidity Funds and various money market funds (since May 2014) in the Fund Complex; Managing Director of the Adviser.

Deidre A. Downes 1633 Broadway New York, NY 10019 Birth Year: 1977	Chief Compliance Officer	Since November 2021

Executive Director of the Adviser (since January 2021) and Chief Compliance Officer of various Morgan Stanley Funds (since November 2021). Formerly, Vice President and Corporate Counsel at PGIM and Prudential Financial (October 2016 -December 2020).

Francis J. Smith 522 Fifth Avenue New York, NY 10036 Birth Year: 1965	Treasurer and Principal Financial Officer	Treasurer since July 2003 and Principal Financial Officer since September 2002	Managing Director of the Adviser and various entities affiliated with the Adviser; Treasurer (since July 2003) and Principal Financial Officer of various Morgan Stanley Funds (since September 2002).
Mary E. Mullin 1633 Broadway New York, NY 10019 Birth Year: 1967	Secretary	Since June 1999	Managing Director of the Adviser; Secretary of various Morgan Stanley Funds (since June 1999).
Michael J. Key 522 Fifth Avenue New York, NY 10036 Birth Year: 1979	Vice President	Since June 2017

Vice President of the Equity and Fixed Income Funds, Liquidity Funds, various money market funds and the Morgan Stanley AIP Funds in the Fund Complex (since June 2017); Executive Director of the Adviser; Head of Product Development for Equity and Fixed Income Funds (since August 2013).

*  This is the earliest date the officer began serving the Morgan Stanley Funds. Each officer serves an indefinite term, until his or her successor is elected.

30

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2021

Adviser and Administrator

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

Sub-Adviser

Morgan Stanley Investment Management Limited
25 Cabot Square, Canary Wharf
London, E14 4QA, England

Distributor

Morgan Stanley Distribution, Inc.
522 Fifth Avenue
New York, New York 10036

Dividend Disbursing and Transfer Agent

DST Asset Manager Solutions, Inc.
2000 Crown Colony Drive
Quincy, Massachusetts 02169

Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Counsel to the Independent Directors

Perkins Coie LLP
1155 Avenue of the Americas,
22nd Floor
New York, New York 10036

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

Reporting to Shareholders

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its Semi-Annual and the Annual Reports within 60 days of the end of the fund's second and fourth fiscal quarters. The Semi-Annual and Annual Reports are filed electronically with the Securities and Exchange Commission ("SEC") on Form N-CSRS and Form N-CSR, respectively. Morgan Stanley also delivers the Semi-Annual and Annual Reports to fund shareholders and makes these reports available on its public website, www.morganstanley.com/im/shareholderreports. Each Morgan Stanley non-money market fund also files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters as an attachment to Form N-PORT. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, but makes the complete schedule of portfolio holdings for the fund's first and third fiscal quarters available on its public website. The holdings for each money market fund are also posted to the Morgan Stanley public website. You may obtain the Form N-PORT filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's website, www.sec.gov. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's email address (publicinfo@sec.gov).

Proxy Voting Policies and Procedures and Proxy Voting Record

You may obtain a copy of the Company's Proxy Voting Policy and Procedures and information regarding how the Company voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, without charge, upon request, by calling toll free 1 (800) 548-7786 or by visiting our website at www.morganstanley.com/im/shareholderreports. This information is also available on the SEC's website at www.sec.gov.

This report is submitted for the general information of the shareholders of the Fund. For more detailed information about the Fund, its fees and expenses and other pertinent information, please read its Prospectus. The Company's Statement of Additional Information contains additional information about the Fund, including its Directors. It is available, without charge, by calling 1 (800) 548-7786.

Householding Notice

To reduce printing and mailing costs, the Fund attempts to eliminate duplicate mailings to the same address. The Fund delivers a single copy of certain shareholder documents, including shareholder reports, prospectuses and proxy materials, to investors with the same last name who reside at the same address. Your participation in this program will continue for an unlimited period of time unless you instruct us otherwise. You can request multiple copies of these documents by calling (800) 548-7786, 8:00 a.m. to 6:00 p.m., ET. Once our Customer Service Center has received your instructions, we will begin sending individual copies for each account within 30 days.

This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective Prospectus. Read the Prospectus carefully before investing.

UIFEMDANN
3997599 EXP 02.28.23

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2021

Emerging Markets Equity Portfolio

The Fund is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies offered by the separate accounts of certain life insurance companies.

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2021

Expense Example	2
Investment Overview	3
Portfolio of Investments	6
Statement of Assets and Liabilities	8
Statement of Operations	9
Statements of Changes in Net Assets	10
Financial Highlights	11
Notes to Financial Statements	13
Report of Independent Registered Public Accounting Firm	20
Liquidity Risk Management Program	21
Federal Tax Notice	22
Director and Officer Information	23

1

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2021

Expense Example (unaudited)

Emerging Markets Equity Portfolio

As a shareholder of the Emerging Markets Equity Portfolio (the "Fund"), you incur two types of costs: (1) insurance company charges; and (2) ongoing costs, which may include advisory fees, administration fees, distribution (12b-1) fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2021 and held for the entire six-month period.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any insurance company charges. Therefore, the table below is useful in comparing ongoing costs, but will not help you determine the relative total cost of owning different funds. In addition, if these insurance company charges were included, your costs would have been higher.

	Beginning Account Value 7/1/21	Actual Ending Account Value 12/31/21	Hypothetical Ending Account Value	Actual Expenses Paid During Period*	Hypothetical Expenses Paid During Period*	Net Expense Ratio During Period**
Emerging Markets Equity Portfolio Class I	$1,000.00	$946.60	$1,018.80	$6.23	$6.46	1.27%
Emerging Markets Equity Portfolio Class II	1,000.00	946.50	1,018.55	6.48	6.72	1.32

*  Expenses are calculated using each Fund Class' annualized net expense ratio (as disclosed), multiplied by the average account value over the period and multiplied by 184/365 (to reflect the most recent one-half year period).

**  Annualized.

2

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2021

Investment Overview (unaudited)

Emerging Markets Equity Portfolio

The Fund seeks long-term capital appreciation by investing primarily in growth-oriented equity securities of issuers in emerging market countries.

Performance

For the fiscal year ended December 31, 2021, the Fund's Class I shares had a total return based on net asset value and reinvestment of distributions per share of 2.99%, net of fees, and 2.95%, net of fees, for Class II shares. The Fund's Class I and Class II shares outperformed the Fund's benchmark, the MSCI Emerging Markets Index (the "Index"), which returned –2.54%.

Factors Affecting Performance

•  In the volatility of 2021, our emerging markets (EM) portfolio helped preserve capital during some of the large downward market moves and delivered positive absolute returns. We achieved this by remaining disciplined in managing an active portfolio of quality growth stocks that are informed by our thematic research and assessment of macro drivers and risks. Some of the key drivers supporting our performance included identifying and allocating for: economic recovery and/or improving policy reform prospects in South Africa, Central Europe and Mexico; rising demand for the select materials needed in the green technology critical to carbon reduction; recovery in demand for transportation and select consumer staples and services as societies adjusted to the COVID-19 pandemic; greater demand for credit, particularly in countries that have avoided or cleaned up past debt problems, as in Poland and India.

•  Our aggregate country allocation — which is informed by our thematic research, high conviction in select stocks and an assessment of macro drivers — contributed to excess returns, led by the underweight allocation to China. While we have been underweight China for several years, we increased our underweight in early 2021 primarily to reduce our exposure to the internet and e-commerce industries, where we assessed that earnings growth prospects were likely to slow down. As a risk consideration, we had also expressed concern about how dominant China's weight had become in the Index (peaking at 43%).

•  From a sector perspective, our stock selection was also particularly well rewarded in information technology (IT) and materials — which we added to selectively over the year. We see robust future growth likely being driven by specific sub-sectors of digitization and technology; while the pandemic accelerated certain consumer and business consumption patterns, many of these trends will likely remain permanent even after the pandemic wanes. The materials companies we have chosen meet our high-quality criteria with earnings that we believe can be sustained longer term by greater demand linked to the "green economy." In addition, we had strong stock selection among financials, which we steadily added later in the year, particularly in countries where central banks were raising rates.

•  Allocations to an IT services company and two semiconductor equipment companies contributed. We believe there may be short-term volatility in the semiconductor space as chip supply normalizes. Longer term, the Fund is invested in companies that we believe are poised to benefit from a structural up-cycle.

•  The overweight allocation to and stock selection in Russia contributed, through allocations to a digital consumer bank and two low-cost energy producers.

•  Stock selection in South Africa contributed strongly to returns, led by allocations to a global metals and minerals mining company, a leading platinum group metals producer and a large retail bank.

•  Stock selection in China, India and Brazil detracted. In China, the Fund's allocations to an internet platform company and two after-school tutoring companies detracted. However, changes we made to the China portfolio over the course of the year were constructive, as China stock selection contributed positively to returns in the second half of 2021.

•  Zero allocations to Saudi Arabia, the United Arab Emirates, Qatar and Kuwait also detracted as these were among the best performing markets in EM during the year. We have not been invested in Saudi Arabia given concerns that growth in the non-oil economy has lagged, its fiscal deficit has widened and its pegged currency is likely unsustainable longer term.

Management Strategies

•  The portfolio remains focused on the themes, stocks and countries that we believe can thrive, even if growth levels are lower than they were in the first decade of the 2000s, when EM boomed as an asset class. We continue to be overweight secular growth winners in themes such as digitization and technology and media, consumer plays that are supported by economic recovery and rising disposable income, and select cyclical recovery plays in

3

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2021

Investment Overview (unaudited) (cont'd)

Emerging Markets Equity Portfolio

those energy and materials companies that meet our high quality criteria with earnings that can be sustained longer term by greater demand linked to the "green economy."

•  In Russia, many of the quality names we own are supported by the country's conservative macro policies, which have built up a fairly strong resilience to external shocks, including years of economic sanctions by the U.S. and European Union. We remain constructive and overweight South Africa as President Ramaphosa appears to be wisely allowing the justice system to run its course with former President Zuma, and the economy is supported by tailwinds from demand for metals, such as platinum, that are linked to electric vehicles and other green-friendly production. We strongly believe that paper and packaging, as provided by a company the Fund is invested in, are part of the gradual but increasing move away from plastics, and that there will likely be long-term earnings benefits from this trend.

•  Eastern Europe — and Poland in particular — remain an engine room of innovation and entrepreneurship in regard to tech companies providing solutions for cybersecurity and other IT services, as well as growing global demand for gaming, which remains robust across EM despite the blunt crackdown in China. In software and IT services, e-commerce platforms, and payments, some of the most innovative growth companies are located in Brazil, Russia and Indonesia, and we remain positive on earnings growth in this area.

•  Select financials are beginning to benefit from the rise in interest rates in certain countries; banks with effective fintech strategies will likely be the beneficiaries of rising demand for credit at greater profitability. We remain positive not only on names we own in South Africa and India, but also select quality names we own in China.

•  Overarching our high conviction in these individual names driven by these themes are broader macro factors that we believe can help shift investor demand in favor of EM as an asset class. Key among the catalysts to trigger improved returns for EM equities are an eventual weakening of the U.S. dollar on the back of historic fiscal deficits and debt buildup; the sustainable earnings for select commodities (platinum, aluminum, copper) linked to carbon emissions reduction goals; the economic benefits from reforms in countries such as Indonesia and India; and continuing digital innovations emanating from many EM countries. We believe EM valuations overall are at compelling valuations relative to the U.S. equity market, which is likely to be helpful in catalyzing asset allocation shifts.

4

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2021

Investment Overview (unaudited) (cont'd)

Emerging Markets Equity Portfolio

In accordance with SEC regulations, the Fund's performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class II shares will vary from the performance of Class I shares based upon its different inception date and will be negatively impacted by additional fees assessed to that class.

Performance Compared to the MSCI Emerging Markets Index(1)

	Period Ended December 31, 2021
	Total Returns(2)
		Average Annual
	One Year	Five Years	Ten Years	Since Inception(5)
Fund – Class I(3)	2.99%	9.46%	5.44%	6.01%
MSCI Emerging Markets Index	–2.54	9.87	5.49	6.22
Fund – Class II(4)	2.95	9.41	5.38	9.47
MSCI Emerging Markets Index	–2.54	9.87	5.49	10.29

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please contact the issuing insurance company or speak with your financial advisor. Investment return and principal value will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance shown does not reflect fees and expenses imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would be lower.

(1)  The MSCI Emerging Markets Index is a free float-adjusted market capitalization weighted index that is designed to measure equity market performance of emerging markets. The term "free float" represents the portion of shares outstanding that are deemed to be available for purchase in the public equity markets by investors. The MSCI Emerging Markets Index currently consists of 25 emerging market country indices. The performance of the Index is listed in U.S. dollars and assumes reinvestment of net dividends. Returns, including periods prior to January 1, 2001, are calculated using the return data of the MSCI Emerging Markets Index (gross dividends) through December 31, 2000 and the return data of the MSCI Emerging Markets Net Index (net dividends) after December 31, 2000. Net total return indices reinvest dividends after the deduction of withholding taxes, using (for international indices) a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)  Total returns for the Fund reflect fees waived and expenses reimbursed, if applicable, by the Adviser (as defined herein). Without such waivers and reimbursements, total returns would have been lower.

(3)  Commenced operations on October 1, 1996.

(4)  Commenced offering on January 10, 2003.

(5)  For comparative purposes, average annual since inception returns listed for the Index refers to the inception date or initial offering of the respective share class of the Fund, not the inception of the Index.

5

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2021

Portfolio of Investments

Emerging Markets Equity Portfolio

	Shares	Value (000)
Common Stocks (99.5%)
Argentina (1.6%)
Globant SA (a)	11,564	$3,632
Brazil (0.8%)
Lojas Renner SA	408,470	1,768
China (16.6%)
China Construction Bank Corp. H Shares (b)	5,687,230	3,938
China Mengniu Dairy Co., Ltd. (b)	520,000	2,948
China Merchants Bank Co., Ltd. H Shares (b)	526,000	4,084
China Resources Beer Holdings Co., Ltd. (b)	396,000	3,243
China Tourism Group Duty Free Corp. Ltd., Class A	16,300	561
Jiangsu Hengrui Medicine Co., Ltd., Class A	145,909	1,161
Kweichow Moutai Co., Ltd., Class A	7,291	2,345
Li Ning Co., Ltd. (b)	124,500	1,363
Meituan, Class B (a)(b)	122,400	3,538
Proya Cosmetics Co. Ltd., Class A	22,800	745
Shenzhou International Group Holdings Ltd. (b)	173,200	3,330
Tencent Holdings Ltd. (b)	171,800	10,064
Wuxi Biologics Cayman, Inc. (a)(b)	49,000	582
		37,902
Czech Republic (0.9%)
Komercni Banka AS	48,193	2,061
Germany (1.2%)
Infineon Technologies AG	61,624	2,837
Hong Kong (1.1%)
Hong Kong Exchanges & Clearing Ltd.	42,400	2,476
India (13.6%)
Asian Paints Ltd.	39,678	1,806
Eicher Motors Ltd.	26,499	924
Gland Pharma Ltd. (a)	12,677	659
HDFC Bank Ltd. ADR	56,213	3,658
Hindalco Industries Ltd.	316,246	2,023
Housing Development Finance Corp., Ltd.	121,273	4,220
ICICI Bank Ltd.	424,093	4,223
ICICI Prudential Life Insurance Co., Ltd.	195,242	1,473
Infosys Ltd.	117,334	2,980
Infosys Ltd. ADR	34,407	871
Mahindra & Mahindra Financial Services Ltd.	411,319	824
Mahindra & Mahindra Ltd.	130,720	1,472
MakeMyTrip Ltd. (a)	23,060	639
Reliance Industries Ltd.	131,376	4,185
Shree Cement Ltd.	2,940	1,067
		31,024
Indonesia (1.9%)
Bank Central Asia Tbk PT	4,788,500	2,452
Bank Mandiri Persero Tbk PT	2,930,100	1,447
Bukalapak.com PT Tbk (a)	11,127,600	337
		4,236
Korea, Republic of (10.6%)
Hyundai Motor Co.	4,922	864
	Shares	Value (000)
Kakao Corp. (a)	14,079	$1,330
KakaoBank Corp. (a)	3,227	160
KB Financial Group, Inc.	37,161	1,718
Kia Corp.	12,388	855
LG Chem Ltd.	2,395	1,238
NAVER Corp.	4,009	1,273
Samsung Electronics Co., Ltd.	208,378	13,685
Samsung SDI Co., Ltd. (a)	3,208	1,764
SK Hynix, Inc. (a)	11,639	1,278
		24,165
Mexico (4.7%)
Grupo Aeroportuario del Sureste SAB de CV, Class B	169,200	3,488
Grupo Financiero Banorte SAB de CV Series O	620,666	4,037
Wal-Mart de Mexico SAB de CV	885,453	3,296
		10,821
Netherlands (2.1%)
ASML Holding N.V.	5,992	4,771
Panama (1.5%)
Copa Holdings SA, Class A (a)	40,300	3,331
Poland (3.1%)
Bank Polska Kasa Opieki SA	96,233	2,905
LPP SA	997	4,238
		7,143
Russia (8.0%)
Fix Price Group Ltd. GDR (Euroclear)	181,926	1,373
Fix Price Group Ltd. GDR	96,387	728
LUKOIL PJSC ADR	38,925	3,484
Novatek PJSC (Registered GDR)	16,636	3,896
Ozon Holdings PLC ADR (a)	32,454	961
Sberbank of Russia PJSC ADR	115,107	1,847
TCS Group Holding PLC GDR	34,937	2,946
Yandex N.V., Class A (a)	50,952	3,083
		18,318
Singapore (1.5%)
Sea Ltd. ADR (a)	15,020	3,360
South Africa (5.5%)
Anglo American Platinum Ltd.	18,978	2,164
Anglo American PLC	145,539	5,952
Capitec Bank Holdings Ltd.	24,703	3,162
Mr Price Group Ltd.	104,723	1,311
		12,589
Taiwan (16.5%)
Airtac International Group	87,901	3,228
ASE Technology Holding Co., Ltd.	923,738	3,569
Delta Electronics, Inc.	477,000	4,733
MediaTek, Inc.	20,000	858
Novatek Microelectronics Corp.	102,000	1,981
Silergy Corp.	17,000	3,077
Taiwan Semiconductor Manufacturing Co., Ltd.	913,000	20,196
		37,642
The accompanying notes are an integral part of the financial statements.
6

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2021

Portfolio of Investments (cont'd)

Emerging Markets Equity Portfolio

	Shares	Value (000)
Thailand (0.5%)
Ngern Tid Lor PCL (a)	1,010,000	$1,104
United Kingdom (1.9%)
Mondi PLC	172,178	4,270
United States (5.9%)
Applied Materials, Inc.	17,275	2,718
EPAM Systems, Inc. (a)	4,858	3,247
MercadoLibre, Inc. (a)	2,301	3,103
NIKE, Inc., Class B	15,394	2,566
NVIDIA Corp.	6,014	1,769
		13,403
Total Common Stocks (Cost $151,107)		226,853
Short-Term Investment (0.9%)
Investment Company (0.9%)
Morgan Stanley Institutional Liquidity Funds — Government Portfolio — Institutional Class (See Note H) (Cost $2,032)	2,032,383	2,032
Total Investments (100.4%) (Cost $153,139) (c)(d)		228,885
Liabilities in Excess of Other Assets (–0.4%)		(924)
Net Assets (100.0%)		$227,961

Country assignments and aggregations are based generally on third party vendor classifications and information, and may be different from the assignments and aggregations under the policies set forth in the Fund's prospectus and/or statement of additional information relating to geographic classifications.

(a)  Non-income producing security.

(b)  Security trades on the Hong Kong exchange.

(c)  The approximate fair value and percentage of net assets, $80,956,000 and 35.5%, respectively, represent the securities that have been fair valued under the fair valuation policy for international investments as described in Note A-1 within the Notes to the Financial Statements.

(d)  At December 31, 2021, the aggregate cost for federal income tax purposes is approximately $153,963,000. The aggregate gross unrealized appreciation is approximately $84,271,000 and the aggregate gross unrealized depreciation is approximately $9,360,000, resulting in net unrealized appreciation of approximately $74,911,000.

ADR  American Depositary Receipt.

GDR  Global Depositary Receipt.

PJSC  Public Joint Stock Company.

Portfolio Composition

Classification	Percentage of Total Investments
Other*	41.3%
Semiconductors & Semiconductor Equipment	18.8
Banks	16.9
Interactive Media & Services	6.9
Tech Hardware, Storage & Peripherals	6.0
Oil, Gas & Consumable Fuels	5.1
Textiles, Apparel & Luxury Goods	5.0
Total Investments	100.0%

*  Industries and/or investment types representing less than 5% of total investments.

The accompanying notes are an integral part of the financial statements.
7

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2021

Emerging Markets Equity Portfolio

Statement of Assets and Liabilities	December 31, 2021 (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Value (Cost $151,107)	$226,853
Investment in Security of Affiliated Issuer, at Value (Cost $2,032)	2,032
Total Investments in Securities, at Value (Cost $153,139)	228,885
Foreign Currency, at Value (Cost $32)	32
Dividends Receivable	394
Receivable for Fund Shares Sold	133
Tax Reclaim Receivable	55
Receivable for Investments Sold	—	@
Receivable from Affiliate	—	@
Receivable from Securities Lending Income	—	@
Other Assets	28
Total Assets	229,527
Liabilities:
Deferred Capital Gain Country Tax	681
Payable for Advisory Fees	489
Payable for Custodian Fees	114
Payable for Servicing Fees	83
Payable for Professional Fees	62
Payable for Fund Shares Redeemed	38
Payable for Investments Purchased	34
Payable for Administration Fees	15
Payable for Transfer Agency Fees	3
Payable for Distribution Fees — Class II Shares	1
Other Liabilities	46
Total Liabilities	1,566
NET ASSETS	$227,961
Net Assets Consist of:
Paid-in-Capital	$134,303
Total Distributable Earnings	93,658
Net Assets	$227,961
CLASS I:
Net Assets	$160,661
Net Asset Value, Offering and Redemption Price Per Share Applicable to 8,870,682 Outstanding $0.001 Par Value Shares (Authorized 500,000,000 Shares)	$18.11
CLASS II:
Net Assets	$67,300
Net Asset Value, Offering and Redemption Price Per Share Applicable to 3,729,999 Outstanding $0.001 Par Value Shares (Authorized 500,000,000 Shares)	$18.04

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
8

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2021

Emerging Markets Equity Portfolio

Statement of Operations	Year Ended December 31, 2021 (000)
Investment Income:
Dividends from Securities of Unaffiliated Issuers (Net of $565 of Foreign Taxes Withheld)	$4,114
Income from Securities Loaned — Net	10
Dividends from Security of Affiliated Issuer (Note H)	1
Total Investment Income	4,125
Expenses:
Advisory Fees (Note B)	2,071
Servicing Fees (Note D)	375
Administration Fees (Note C)	195
Distribution Fees — Class II Shares (Note E)	179
Professional Fees	173
Custodian Fees (Note G)	150
Shareholder Reporting Fees	40
Transfer Agency Fees (Note F)	15
Directors' Fees and Expenses	7
Pricing Fees	5
Other Expenses	14
Total Expenses	3,224
Waiver of Distribution Fees — Class II Shares (Note E)	(143)
Rebate from Morgan Stanley Affiliate (Note H)	(1)
Net Expenses	3,080
Net Investment Income	1,045
Realized Gain (Loss):
Investments Sold (Net of $234 of Capital Gain Country Tax)	37,681
Foreign Currency Translation	(244)
Net Realized Gain	37,437
Change in Unrealized Appreciation (Depreciation):
Investments (Net of Increase in Deferred Capital Gain Country Tax of $263)	(30,849)
Foreign Currency Translation	2
Net Change in Unrealized Appreciation (Depreciation)	(30,847)
Net Realized Gain and Change in Unrealized Appreciation (Depreciation)	6,590
Net Increase in Net Assets Resulting from Operations	$7,635

The accompanying notes are an integral part of the financial statements.
9

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2021

Emerging Markets Equity Portfolio

Statements of Changes in Net Assets	Year Ended December 31, 2021 (000)	Year Ended December 31, 2020 (000)
Increase (Decrease) in Net Assets:
Operations:
Net Investment Income	$1,045	$694
Net Realized Gain (Loss)	37,437	(17,974)
Net Change in Unrealized Appreciation (Depreciation)	(30,847)	45,717
Net Increase in Net Assets Resulting from Operations	7,635	28,437
Dividends and Distributions to Shareholders:
Class I	(1,446)	(4,365)
Class II	(557)	(1,886)
Total Dividends and Distributions to Shareholders	(2,003)	(6,251)
Capital Share Transactions:(1)
Class I:
Subscribed	17,164	14,816
Distributions Reinvested	1,446	4,365
Redeemed	(28,766)	(31,140)
Class II:
Subscribed	6,350	9,684
Distributions Reinvested	557	1,886
Redeemed	(14,697)	(16,978)
Net Decrease in Net Assets Resulting from Capital Share Transactions	(17,946)	(17,367)
Total Increase (Decrease) in Net Assets	(12,314)	4,819
Net Assets:
Beginning of Period	240,275	235,456
End of Period	$227,961	$240,275
(1) Capital Share Transactions:
Class I:
Shares Subscribed	918	1,016
Shares Issued on Distributions Reinvested	77	307
Shares Redeemed	(1,544)	(2,148)
Net Decrease in Class I Shares Outstanding	(549)	(825)
Class II:
Shares Subscribed	341	682
Shares Issued on Distributions Reinvested	30	133
Shares Redeemed	(790)	(1,164)
Net Decrease in Class II Shares Outstanding	(419)	(349)

The accompanying notes are an integral part of the financial statements.
10

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2021

Financial Highlights

Emerging Markets Equity Portfolio

	Class I
	Year Ended December 31,
Selected Per Share Data and Ratios	2021		2020		2019		2018		2017
Net Asset Value, Beginning of Period	$17.73		$15.99		$14.48		$17.65		$13.16
Income (Loss) from Investment Operations:
Net Investment Income(1)	0.08		0.05		0.20		0.14		0.09
Net Realized and Unrealized Gain (Loss)	0.46		2.15		2.56		(3.23)		4.52
Total from Investment Operations	0.54		2.20		2.76		(3.09)		4.61
Distributions from and/or in Excess of:
Net Investment Income	(0.16)		(0.21)		(0.17)		(0.08)		(0.12)
Net Realized Gain	—		(0.25)		(1.08)		—		—
Total Distributions	(0.16)		(0.46)		(1.25)		(0.08)		(0.12)
Net Asset Value, End of Period	$18.11		$17.73		$15.99		$14.48		$17.65
Total Return(2)	2.99%		14.44%		19.59%		(17.47)%		35.06%
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$160,661		$166,989		$163,794		$175,300		$238,026
Ratio of Expenses Before Expense Limitation	1.25%		1.30%		1.27%		N/A		1.32%
Ratio of Expenses After Expense Limitation	1.25	%(3)	1.25	%(3)	1.25	%(3)	1.22	%(3)	1.25	%(3)
Ratio of Expenses After Expense Limitation Excluding Interest Expenses	N/A		1.25	%(3)	1.25	%(3)	1.22	%(3)	N/A
Ratio of Net Investment Income	0.44	%(3)	0.35	%(3)	1.33	%(3)	0.86	%(3)	0.56	%(3)
Ratio of Rebate from Morgan Stanley Affiliates	0.00	%(4)	0.00	%(4)	0.00	%(4)	0.01%		0.00	%(4)
Portfolio Turnover Rate	39%		52%		36%		42%		37%

(1)  Per share amount is based on average shares outstanding.

(2)  Calculated based on the net asset value as of the last business day of the period. Performance does not reflect fees and expenses imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total return would be lower.

(3)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(4)  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
11

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2021

Financial Highlights

Emerging Markets Equity Portfolio

	Class II
	Year Ended December 31,
Selected Per Share Data and Ratios	2021		2020		2019		2018		2017
Net Asset Value, Beginning of Period	$17.66		$15.93		$14.44		$17.59		$13.11
Income (Loss) from Investment Operations:
Net Investment Income(1)	0.07		0.04		0.19		0.13		0.08
Net Realized and Unrealized Gain (Loss)	0.46		2.14		2.54		(3.21)		4.51
Total from Investment Operations	0.53		2.18		2.73		(3.08)		4.59
Distributions from and/or in Excess of:
Net Investment Income	(0.15)		(0.20)		(0.16)		(0.07)		(0.11)
Net Realized Gain	—		(0.25)		(1.08)		—		—
Total Distributions	(0.15)		(0.45)		(1.24)		(0.07)		(0.11)
Net Asset Value, End of Period	$18.04		$17.66		$15.93		$14.44		$17.59
Total Return(2)	2.95%		14.36%		19.51%		(17.51)%		35.06%
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$67,300		$73,286		$71,662		$68,404		$89,249
Ratio of Expenses Before Expense Limitation	1.50%		1.55%		1.52%		1.48%		1.57%
Ratio of Expenses After Expense Limitation	1.30	%(3)	1.30	%(3)	1.30	%(3)	1.27	%(3)	1.30	%(3)
Ratio of Expenses After Expense Limitation Excluding Interest Expenses	N/A		1.30	%(3)	1.30	%(3)	1.27	%(3)	N/A
Ratio of Net Investment Income	0.39	%(3)	0.30	%(3)	1.28	%(3)	0.81	%(3)	0.51	%(3)
Ratio of Rebate from Morgan Stanley Affiliates	0.00	%(4)	0.00	%(4)	0.00	%(4)	0.01%		0.00	%(4)
Portfolio Turnover Rate	39%		52%		36%		42%		37%

(1)  Per share amount is based on average shares outstanding.

(2)  Calculated based on the net asset value as of the last business day of the period. Performance does not reflect fees and expenses imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total return would be lower.

(3)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(4)  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
12

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2021

Notes to Financial Statements

Morgan Stanley Variable Insurance Fund, Inc. (the "Company") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Company is comprised of ten separate active, diversified and non-diversified funds (individually referred to as a "Fund," collectively as the "Funds"). The Company applies investment company accounting and reporting guidance.

The accompanying financial statements relate to the Emerging Markets Equity Portfolio. The Fund seeks long-term capital appreciation by investing primarily in growth-oriented equity securities of issuers in emerging market countries. The Fund offers two classes of shares — Class I and Class II. Both classes of shares have identical voting rights (except that shareholders of a Class have exclusive voting rights regarding any matter relating solely to that Class of shares), dividend, liquidation and other rights.

The Company is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies offered by the separate accounts of certain life insurance companies.

A. Significant Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles ("GAAP"). Such policies are consistently followed by the Company in the preparation of its financial statements. GAAP may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1.  Security Valuation: (1) An equity portfolio security listed or traded on an exchange is valued at its latest reported sales price (or at the exchange official closing price if such exchange reports an official closing price), and if there were no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant exchanges. If only bid prices are available then the latest bid price may be used. Listed equity securities not traded on the valuation date with no reported bid and asked prices available on the exchange are valued at the mean between the current bid and asked prices obtained from one or more reputable brokers or dealers. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market; (2) all other equity portfolio securities for which over-the-counter ("OTC") market quotations are readily available are valued at the latest reported sales price (or at the market official closing price if such market reports an official closing price), and if there was no trading in the security on a given day and if there is no official closing price from relevant markets for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant markets. An unlisted equity security that does not trade on the valuation date and for which bid and asked prices from the relevant markets are unavailable is valued at the mean between the current bid and asked prices obtained from one or more reputable brokers or dealers; (3) certain portfolio securities may be valued by an outside pricing service/vendor approved by the Company's Board of Directors (the "Directors"). The pricing service/vendor may employ a pricing model that takes into account, among other things, bids, yield spreads and/or other market data and specific security characteristics. Alternatively, if a valuation is not available from an outside pricing service/vendor, and the security trades on an exchange, the security may be valued at its latest reported sale price (or at the exchange official closing price if such exchange reports an official closing price), prior to the time when assets are valued. If there are no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available in the relevant exchanges. If only bid prices are available then the latest bid price may be used. If Morgan Stanley Investment Management Inc. (the "Adviser") or Morgan Stanley Investment Management Company ("MSIM Company") (the "Sub-Adviser"), each a wholly-owned subsidiary of Morgan Stanley, determines that the price provided by the outside pricing service/vendor or exchange does not reflect the security's fair value or is unable to provide a price, prices from brokers or dealers may also be utilized. In these circumstances, the value of the security will be the mean of bid and asked prices obtained from brokers or dealers; (4) when market quotations are not readily available, including circumstances under which the Adviser or the Sub-Adviser determines that the closing price, last sale price or the mean between the last reported bid and asked prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Directors. Occasionally, developments affecting the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business of the New York Stock Exchange ("NYSE"). If developments occur during such periods that are expected to materially affect the value of

13

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2021

Notes to Financial Statements (cont'd)

such securities, such valuations may be adjusted to reflect the estimated fair value of such securities as of the close of the NYSE, as determined in good faith by the Directors or by the Adviser using a pricing service and/or procedures approved by the Directors; (5) quotations of foreign portfolio securities, other assets and liabilities and forward contracts stated in foreign currency are translated into U.S. dollar equivalents at the prevailing market rates prior to the close of the NYSE; and (6) investments in mutual funds, including the Morgan Stanley Institutional Liquidity Funds, are valued at the net asset value ("NAV") as of the close of each business day.

The Directors have responsibility for determining in good faith the fair value of the investments, and the Directors may appoint others, such as the Company's Adviser or a valuation committee, to assist the Directors in determining fair value and to make the actual calculations pursuant to the fair valuation methodologies previously approved by the Directors. Under procedures approved by the Directors, the Company's Adviser has formed a Valuation Committee whose members are approved by the Directors. The Valuation Committee provides administration and oversight of the Company's valuation policies and procedures, which are reviewed at least annually by the Directors. These procedures allow the Company to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

2.  Fair Value Measurement: Financial Accounting Standards Board ("FASB") Accounting Standards CodificationTM ("ASC") 820, "Fair Value Measurement" ("ASC 820"), defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the

Fund's investments. The inputs are summarized in the three broad levels listed below:

•  Level 1 – unadjusted quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 – significant unobservable inputs including the Fund's own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

The following is a summary of the inputs used to value the Fund's investments as of December 31, 2021:

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Common Stocks
Airlines	$3,331	$—	$—	$3,331
Automobiles	2,396	1,719	—	4,115
Banks	27,895	10,743	—	38,638
Beverages	5,588	—	—	5,588
Capital Markets	2,476	—	—	2,476
Chemicals	1,806	1,238	—	3,044
Construction Materials	1,067	—	—	1,067
Consumer Finance	824	1,104	—	1,928
Electronic Equipment, Instruments & Components	—	6,497	—	6,497
Entertainment	3,360	—	—	3,360
Food & Staples Retailing	3,296	—	—	3,296
Food Products	2,948	—	—	2,948
Hotels, Restaurants & Leisure	639	—	—	639
Information Technology Services	10,730	—	—	10,730
Insurance	1,473	—	—	1,473

14

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2021

Notes to Financial Statements (cont'd)

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Common Stocks (cont'd)
Interactive Media & Services	$13,147	$2,603	$—	$15,750
Internet & Direct Marketing Retail	7,602	337	—	7,939
Life Sciences Tools & Services	582	—	—	582
Machinery	—	3,228	—	3,228
Metals & Mining	10,139	—	—	10,139
Multi-Line Retail	1,373	2,496	—	3,869
Oil, Gas & Consumable Fuels	11,565	—	—	11,565
Paper & Forest Products	4,270	—	—	4,270
Personal Products	745	—	—	745
Pharmaceuticals	1,820	—	—	1,820
Semiconductors & Semiconductor Equipment	9,258	33,796	—	43,054
Specialty Retail	1,872	—	—	1,872
Tech Hardware, Storage & Peripherals	—	13,685	—	13,685
Textiles, Apparel & Luxury Goods	7,259	4,238	—	11,497
Thrifts & Mortgage Finance	4,220	—	—	4,220
Transportation Infrastructure	3,488	—	—	3,488
Total Common Stocks	145,169	81,684	—	226,853
Short-Term Investment
Investment Company	2,032	—	—	2,032
Total Assets	$147,201	$81,684	$—	$228,885

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes.

3.  Foreign Currency Translation and Foreign Investments: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars as follows:

—  investments, other assets and liabilities at the prevailing rate of exchange on the valuation date;

—  investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) on investments in securities are included in the reported net realized and unrealized gains (losses) on investment transactions and balances. However, pursuant to U.S. federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are treated as ordinary income for U.S. federal income tax purposes.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from foreign currency forward exchange contracts, disposition of foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. The change in unrealized currency gains (losses) on foreign currency transactions for the period is reflected in the Statement of Operations.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, fluctuations of exchange rates in relation to the U.S. dollar, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

Governmental approval for foreign investments may be required in advance of making an investment under certain circumstances in some countries, and the extent of foreign investments in domestic companies may be subject to limitation in other countries. Foreign ownership limitations also may be imposed by the charters of individual companies to prevent, among other concerns, violations of foreign investment limitations. As a result, an additional class of shares (identified as "Foreign" in the Portfolio of Investments) may be created and offered for investment. The "local" and "foreign shares" market values may differ. In the absence of trading of the foreign shares in such markets, the Fund values the foreign shares at the closing exchange price of the local shares.

15

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2021

Notes to Financial Statements (cont'd)

4.  Securities Lending: The Fund lends securities to qualified financial institutions, such as broker-dealers, to earn additional income. Any increase or decrease in the fair value of the securities loaned that might occur and any interest earned or dividends declared on those securities during the term of the loan would remain in the Fund. The Fund would receive cash or securities as collateral in an amount equal to or exceeding 100% of the current fair value of the loaned securities. The collateral is marked-to-market daily by State Street Bank and Trust Company ("State Street"), the securities lending agent, to ensure that a minimum of 100% collateral coverage is maintained.

Based on pre-established guidelines, the securities lending agent invests any cash collateral that is received in an affiliated money market portfolio and repurchase agreements. Securities lending income is generated from the earnings on the invested collateral and borrowing fees, less any rebates owed to the borrowers and compensation to the lending agent, and is recorded as "Income from Securities Loaned — Net" in the Fund's Statement of Operations. Risks in securities lending transactions are that a borrower may not provide additional collateral when required or return the securities when due, and that the value of the short-term investments will be less than the amount of cash collateral plus any rebate that is required to be returned to the borrower.

The Fund has the right under the securities lending agreement to recover the securities from the borrower on demand.

At December 31, 2021, the Fund did not have any outstanding securities on loan.

5.  Indemnifications: The Company enters into contracts that contain a variety of indemnifications. The Company's maximum exposure under these arrangements is unknown. However, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

6.  Security Transactions, Income and Expenses: Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on the sale of investment securities are determined on the specific identified cost method. Dividend income and other distributions are recorded on the ex-dividend date (except for certain foreign dividends which may be recorded as soon as the Fund is informed of such dividends) net of applicable withholding taxes. Interest income is recognized on the accrual basis net of applicable withholding taxes except where collection is in doubt.

Discounts are accreted and premiums are amortized over the life of the respective securities. Most expenses of the Company can be directly attributed to a particular Fund. Expenses which cannot be directly attributed are apportioned among the Funds based upon relative net assets or other appropriate methods. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets.

Settlement and registration of foreign securities transactions may be subject to significant risks not normally associated with investments in the United States. In certain markets, ownership of shares is defined according to entries in the issuer's share register. It is possible that a Fund holding these securities could lose its share registration through fraud, negligence or even mere oversight. In addition, shares being delivered for sales and cash being paid for purchases may be delivered before the exchange is complete. This may subject the Fund to further risk of loss in the event of a failure to complete the transaction by the counterparty.

7.  Dividends and Distributions to Shareholders: Dividends and distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed at least annually.

B. Advisory/Sub-Advisory Fees: The Adviser, a wholly-owned subsidiary of Morgan Stanley, provides the Fund with advisory services under the terms of an Investment Advisory Agreement, paid quarterly, at the annual rate based on the daily net assets as follows:

First $500 million	Next $500 million	Next $1.5 billion	Over $2.5 billion
0.85%	0.75%	0.70%	0.65%

For the year ended December 31, 2021, the advisory fee rate (net of rebate) was equivalent to an annual effective rate of 0.85% of the Fund's average daily net assets.

The Adviser has agreed to reduce its advisory fee and/or reimburse the Fund so that total annual Fund operating expenses, excluding certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 1.25% for Class I shares and 1.30% for Class II shares. The fee waivers and/or expense reimbursements will continue for at least one year from the date of the Fund's prospectus or until such time as the Directors act to discontinue all or a portion of such waivers and/or reimbursements when they deem such action is appropriate. This arrangement had no effect for the year ended December 31, 2021.

16

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2021

Notes to Financial Statements (cont'd)

The Adviser has entered into a Sub-Advisory Agreement with the Sub-Adviser, a wholly-owned subsidiary of Morgan Stanley. The Sub-Adviser provides the Fund with advisory services subject to the overall supervision of the Adviser and the Fund's Officers and Directors. The Adviser pays the Sub-Adviser on a monthly basis a portion of the net advisory fees the Adviser receives from the Fund.

C. Administration Fees: The Adviser also serves as Administrator to the Company and provides administrative services pursuant to an Administration Agreement for an annual fee, accrued daily and paid monthly, of 0.08% of the Fund's average daily net assets.

Under a Sub-Administration Agreement between the Administrator and State Street, State Street provides certain administrative services to the Company. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Fund.

D. Servicing Fees: The Company accrues daily and pays quarterly a servicing fee of up to 0.17% of the average daily value of shares of the Fund held in an insurance company's account. Certain insurance companies have entered into a servicing agreement with the Company to provide administrative and other contract-owner related services on behalf of the Fund.

E. Distribution Fees: Morgan Stanley Distribution, Inc. ("MSDI" or the "Distributor"), a wholly-owned subsidiary of the Adviser and an indirect subsidiary of Morgan Stanley, serves as the Distributor of the Fund and provides the Fund's Class II shareholders with distribution services pursuant to a Distribution Plan (the "Plan") in accordance with Rule 12b-1 under the Act. Under the Plan, the Fund is authorized to pay the Distributor a distribution fee, which is accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class II shares. The Distributor has agreed to waive 0.20% of the 0.25% distribution fee that it may receive. This fee waiver will continue for at least one year from the date of the Fund's prospectus or until such time as the Directors act to discontinue all or a portion of such waiver when they deem such action is appropriate. For the year ended December 31, 2021, this waiver amounted to approximately $143,000.

F. Dividend Disbursing and Transfer Agent: The Company's dividend disbursing and transfer agent is DST Asset Manager Solutions, Inc. ("DST"). Pursuant to a Transfer Agency Agreement, the Company pays DST a fee based on the number of classes, accounts and transactions relating to the Funds of the Company.

G. Custodian Fees: State Street (the "Custodian") also serves as Custodian for the Company in accordance with a

Custodian Agreement. The Custodian holds cash, securities and other assets of the Company as required by the Act. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

H. Security Transactions and Transactions with Affiliates: For the year ended December 31, 2021, purchases and sales of investment securities for the Fund, other than long-term U.S. Government securities and short-term investments were approximately $91,952,000 and $110,157,000, respectively. There were no purchases and sales of long-term U.S. Government securities for the year ended December 31, 2021.

The Fund invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds — Government Portfolio (the "Liquidity Funds"), an open-end management investment company managed by the Adviser, both directly and as a portion of the securities held as collateral on loaned securities. Advisory fees paid by the Fund are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Fund due to its investment in the Liquidity Funds. For the year ended December 31, 2021, advisory fees paid were reduced by approximately $1,000 relating to the Fund's investment in the Liquidity Funds.

A summary of the Fund's transactions in shares of affiliated investments during the year ended December 31, 2021 is as follows:

Affiliated Investment Company	Value December 31, 2020 (000)	Purchases at Cost (000)	Proceeds from Sales (000)	Dividend Income (000)
Liquidity Funds	$3,203	$52,833	$54,004	$1
Affiliated Investment Company (cont'd)	Realized Gain (Loss) (000)	Change in Unrealized Appreciation (Depreciation) (000)	Value December 31, 2021 (000)
Liquidity Funds	$—	$—	$2,032

The Fund is permitted to purchase and sell securities ("cross-trade") from and to other Morgan Stanley funds as well as other funds and client accounts for which the Adviser or an affiliate of the Adviser serves as investment adviser, pursuant to procedures approved by the Directors in compliance with Rule 17a-7 under the Act (the "Rule"). Each cross-trade is executed at the current market price in compliance with provisions of the Rule. For the year ended December 31, 2021, the Fund did not engage in any cross-trade transactions.

17

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2021

Notes to Financial Statements (cont'd)

The Fund has an unfunded Deferred Compensation Plan (the "Compensation Plan"), which allows each independent Director to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Directors. Each eligible Director generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley funds that are offered as investment options under the Compensation Plan. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the NAV of the Fund.

I. Federal Income Taxes: It is the Fund's intention to continue to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income. Accordingly, no provision for federal income taxes is required in the financial statements.

The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

FASB ASC 740-10, "Income Taxes — Overall", sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in "Other Expenses" in the Statement of Operations. The Fund files tax returns with the U.S. Internal Revenue Service, New York and various states. Generally, each of the tax years in the four-year period ended December 31, 2021 remains subject to examination by taxing authorities.

The tax character of distributions paid may differ from the character of distributions shown for GAAP purposes due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during fiscal years 2021 and 2020 was as follows:

2021 Distributions Paid From:		2020 Distributions Paid From:
Ordinary Income (000)	Long-Term Capital Gain (000)	Ordinary Income (000)	Long-Term Capital Gain (000)
$2,003	$—	$2,804	$3,447

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are attributable to differing book and tax treatments for the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

The Fund had no permanent differences causing reclassifications among the components of net assets for the year ended December 31, 2021.

At December 31, 2021, the components of distributable earnings for the Fund on a tax basis were as follows:

Undistributed Ordinary Income (000)	Undistributed Long-Term Capital Gain (000)
$731	$18,524

During the year ended December 31, 2021, the Fund utilized capital loss carryforwards for U.S. federal income tax purposes of approximately $18,003,000.

J. Credit Facility: The Company and other Morgan Stanley funds participated in a $300,000,000 committed, unsecured revolving line of credit facility (the "Facility") with State Street. This Facility is to be used for temporary emergency purposes or funding of shareholder redemption requests. The interest rate on borrowings is based on the federal funds rate or 1 month LIBOR rate plus a spread. Effective April 19, 2021, the interest rate on borrowings is based on the federal funds effective rate or overnight bank funding rate plus a spread. The Facility also has a commitment fee of 0.25% per annum based on the unused portion of the Facility. During the year ended December 31, 2021, the Fund did not have any borrowings under the Facility.

K. Other: At December 31, 2021, the Fund had record owners of 10% or greater. Investment activities of these shareholders could have a material impact on the Fund. The aggregate percentage of such owners was 53.4%.

L. Market Risk: The outbreak of the coronavirus ("COVID-19") and the recovery responses could adversely impact the operations of the Fund and its service providers and financial performance of the Fund and the Fund's investments. The extent of such impact depends on future developments, including (i) the duration and spread of the outbreak, (ii) the restrictions and advisories, (iii) the effects on the financial markets, (iv) government and regulatory responses,

18

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2021

Notes to Financial Statements (cont'd)

and (v) the effects on the economy overall as a result of developments such as disruption to consumer demand, economic output and supply chains. The duration and extent of COVID-19 and associated economic and market conditions and uncertainty over the long term cannot be reasonably estimated at this time. The ultimate impact of COVID-19 and the extent to which the associated conditions impact the Fund will also depend on future developments, which are highly uncertain, difficult to accurately predict and subject to change at any time. If the financial performance of the Fund's investments is impacted because of these factors for an extended period, the Fund's investment results may be adversely affected.

19

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2021

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of
Morgan Stanley Variable Insurance Fund, Inc. —
Emerging Markets Equity Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Emerging Markets Equity Portfolio (the "Fund") (one of the funds constituting Morgan Stanley Variable Insurance Fund, Inc. (the "Company")), including the portfolio of investments, as of December 31, 2021, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of Emerging Markets Equity Portfolio (one of the funds constituting Morgan Stanley Variable Insurance Fund, Inc.) at December 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Company in accordance with the U.S. federal securities law and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of the Company's internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2021 by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Morgan Stanley investment companies since 2000.
Boston, Massachusetts
February 18, 2022

20

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2021

Liquidity Risk Management Program (unaudited)

In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the "Liquidity Rule"), the Fund has adopted and implemented a liquidity risk management program (the "Program"), which is reasonably designed to assess and manage the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of remaining investors' interests in the Fund (i.e., liquidity risk). The Fund's Board of Directors (the "Board") previously approved the designation of the Liquidity Risk Subcommittee (the "LRS") as Program administrator. The LRS is comprised of representatives from various divisions within Morgan Stanley Investment Management.

At a meeting held on March 3-4, 2021, the Board reviewed a written report prepared by the LRS that addressed the Program's operation and assessed its adequacy, and effectiveness of implementation for the period from January 1, 2020, through December 31, 2020, as required under the Liquidity Rule, and discussed the impact of the COVID-19 pandemic on liquidity and the LRS's assessment of liquidity risk during the reporting period, including during the distressed market environment caused by the onset of the COVID-19 pandemic. The report concluded that the Program operated effectively and was adequately and effectively implemented in all material aspects, and that the relevant controls and safeguards were appropriately designed to enable the LRS to administer the Program in compliance with the Liquidity Rule.

In accordance with the Program, the LRS assessed each Fund's liquidity risk no less frequently than annually taking into consideration certain factors, as applicable, such as (i) investment strategy and liquidity of portfolio investments, (ii) short-term and long-term cash flow projections and (iii) holdings of cash and cash equivalents and borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions.

Each Fund portfolio investment is classified into one of four liquidity categories, which classification is assessed at least monthly by the LRS. The classification is based on a determination of the number of days it is reasonably expected to take to convert the investment into cash, or sell or dispose of the investment, in current market conditions without significantly changing the market value of the investment. Liquidity classification determinations take into account various market, trading and investment-specific considerations, as well as market depth, and in some cases utilize third-party vendor data.

The Liquidity Rule limits a fund's investments in illiquid investments to 15% of its net assets and requires funds that do not primarily hold assets that are highly liquid investments to determine and maintain a minimum percentage of the fund's net assets to be invested in highly liquid investments (highly liquid investment minimum or "HLIM"). The LRS believes that the Program includes provisions reasonably designed to review, monitor and comply with the 15% limit on illiquid investments and for determining, periodically reviewing and complying with the HLIM requirement, as applicable.

There can be no assurance that the Program will achieve its objectives under all circumstances in the future. Please refer to the Fund's prospectus for more information regarding the Fund's exposure to liquidity risk and other risks to which it may be subject.

21

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2021

Federal Tax Notice (unaudited)

For federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during its taxable year ended December 31, 2021. For corporate shareholders 1.36% of the dividends qualified for the dividends received deduction.

For federal income tax purposes, the following information is furnished with respect to the Fund's earnings for its taxable year ended December 31, 2021. When distributed, certain earnings may be subject to a maximum tax rate of 15% as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund designated up to a maximum of approximately $2,403,000 as taxable at this lower rate.

The Fund intends to pass through foreign tax credits of approximately $565,000 and has derived net income from sources within foreign countries amounting to approximately $4,734,000.

In January, the Fund provides tax information to shareholders for the preceding calendar year.

22

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2021

Director and Officer Information (unaudited)

Independent Directors:

Name, Address and Birth Year of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director During Past 5 Years***
Frank L. Bowman c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1944	Director	Since August 2006

President, Strategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Morgan Stanley Funds (since August 2006); Chairperson of the Compliance and Insurance Committee (since October 2015); formerly, Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee (2007-2015); served as President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) (February 2005-November 2008); retired as Admiral, U.S. Navy after serving over 38 years on active duty including 8 years as Director of the Naval Nuclear Propulsion Program in the Department of the Navy and the U.S. Department of Energy (1996-2004); served as Chief of Naval Personnel (July 1994-September 1996) and on the Joint Staff as Director of Political Military Affairs (June 1992-July 1994); knighted as Honorary Knight Commander of the Most Excellent Order of the British Empire; awarded the Officier de l'Orde National du Mérite by the French Government; elected to the National Academy of Engineering (2009).

				77

Director of Naval and Nuclear Technologies LLP; Director Emeritus of the Armed Services YMCA; Member of the National Security Advisory Council of the Center for U.S. Global Engagement and a member of the CNA Military Advisory Board; Chairman of Fairhaven United Methodist Church; Member of the Board of Advisors of the Dolphin Scholarship Foundation; Director of other various nonprofit organizations; formerly, Director of BP, plc (November 2010-May 2019).

Kathleen A. Dennis c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1953	Director	Since August 2006	Chairperson of the Governance Committee (since January 2021), Chairperson of the Liquidity and Alternatives Sub-Committee of the Investment Committee (2006-2020) and Director or Trustee of various Morgan Stanley Funds (since August 2006); President, Cedarwood Associates (mutual fund and investment management consulting) (since July 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	77	Board Member, University of Albany Foundation (2012-present); Board Member, Mutual Funds Directors Forum (2014-present); Director of various non-profit organizations.
Nancy C. Everett c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1955	Director	Since January 2015	Chairperson of the Equity Investment Committee (since January 2021); Director or Trustee of various Morgan Stanley Funds (since January 2015); Chief Executive Officer, Virginia Commonwealth University Investment Company (since November 2015); Owner, OBIR, LLC (institutional investment management consulting) (since June 2014); formerly, Managing Director, BlackRock, Inc. (February 2011-December 2013) and Chief Executive Officer, General Motors Asset Management (a/k/a Promark Global Advisors, Inc.) (June 2005-May 2010).	78

Formerly, Member of Virginia Commonwealth University School of Business Foundation (2005-2016); Member of Virginia Commonwealth University Board of Visitors (2013-2015); Member of Committee on Directors for Emerging Markets Growth Fund, Inc. (2007-2010); Chairperson of Performance Equity Management, LLC (2006-2010); and Chairperson, GMAM Absolute Return Strategies Fund, LLC (2006-2010).

23

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2021

Director and Officer Information (unaudited) (cont'd)

Independent Directors (cont'd):

Name, Address and Birth Year of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director During Past 5 Years***
Jakki L. Haussler c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1957	Director	Since January 2015	Director or Trustee of various Morgan Stanley Funds (since January 2015); Chairman, Opus Capital Group (since 1996); formerly, Chief Executive Officer, Opus Capital Group (1996-2019); Director, Capvest Venture Fund, LP (May 2000-December 2011); Partner, Adena Ventures, LP (July 1999-December 2010); Director, The Victory Funds (February 2005-July 2008).	78

Director, Barnes Group Inc. (since July 2021); Director of Cincinnati Bell Inc. and Member, Audit Committee and Chairman, Governance and Nominating Committee; Director of Service Corporation International and Member, Audit Committee and Investment Committee; Director of Northern Kentucky University Foundation and Member, Investment Committee; Member of Chase College of Law Transactional Law Practice Center Board of Advisors; Director of Best Transport; Director of Chase College of Law Board of Visitors; formerly, Member, University of Cincinnati Foundation Investment Committee; Member, Miami University Board of Visitors (2008-2011); Trustee of Victory Funds (2005-2008) and Chairman, Investment Committee (2007-2008) and Member, Service Provider Committee (2005-2008).

Dr. Manuel H. Johnson c/o Johnson Smick International, Inc. 220 I Street, NE Suite 200 Washington, D.C. 20002 Birth Year: 1949	Director	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Fixed Income, Liquidity and Alternatives Investment Committee (since January 2021), Chairperson of the Investment Committee (2006-2020) and Director or Trustee of various Morgan Stanley Funds (since July 1991); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly, Chairperson of the Audit Committee (July 1991-September 2006); Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	77	Director of NVR, Inc. (home construction).
Joseph J. Kearns c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1942	Director	Since August 1994	Senior Adviser, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 1994); formerly, Deputy Chairperson of the Audit Committee (July 2003-September 2006) and Chairperson of the Audit Committee of various Morgan Stanley Funds (since August 1994); CFO of the J. Paul Getty Trust (1982-1999).	78	Director, Rubicon Investments (since February 2019); Prior to August 2016, Director of Electro Rent Corporation (equipment leasing); Prior to December 31, 2013, Director of The Ford Family Foundation.
Michael F. Klein c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1958	Director	Since August 2006

Chairperson of the Risk Committee (since January 2021); Managing Director, Aetos Alternatives Management, LP (since March 2000); Co-President, Aetos Alternatives Management, LP (since January 2004) and Co-Chief Executive Officer of Aetos Alternatives Management, LP (since August 2013); Chairperson of the Fixed Income Sub-Committee of the Investment Committee (2006-2020) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management and President, various Morgan Stanley Funds (June 1998-March 2000); Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).

				77	Director of certain investment funds managed or sponsored by Aetos Alternatives Management, LP; Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).

24

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2021

Director and Officer Information (unaudited) (cont'd)

Independent Directors (cont'd):

Name, Address and Birth Year of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director During Past 5 Years***
Patricia A. Maleski c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1960	Director	Since January 2017	Director or Trustee of various Morgan Stanley Funds (since January 2017); Managing Director, JPMorgan Asset Management (2004-2016); Oversight and Control Head of Fiduciary and Conflicts of Interest Program (2015-2016); Chief Control Officer — Global Asset Management (2013-2015); President, JPMorgan Funds (2010-2013); Chief Administrative Officer (2004-2013); various other positions including Treasurer and Board Liaison (since 2001).	78	Trustee, Nutley Family Service Bureau, Inc. (since January 2022).
W. Allen Reed c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1947	Chair of the Board and Director	Chair of the Board since August 2020 and Director since August 2006	Chair of the Boards of various Morgan Stanley Funds (since August 2020); Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Vice Chair of the Boards of various Morgan Stanley Funds (January 2020-August 2020); President and Chief Executive Officer of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994-December 2005).	77	Formerly, Director of Legg Mason, Inc. (2006-2019); and Director of the Auburn University Foundation (2010-2015).
Frances L. Cashman c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1961	Advisory Board Member	Advisory Board Member Since January 2022	Chief Executive Officer, Asset Management Division, Euromoney Institutional Investor PLC (financial information) (May 2021-Present); Executive Vice President and various other roles, Legg Mason & Co. (asset management) (2010-2020); Managing Director, Stifel Nicolaus (2005-2010).	78

Trustee and Investment Committee Member, Georgia Tech Foundation (Since June 2019); Trustee and Chair of Marketing Committee, Loyola Blakefield (Since September 2017); Trustee, MMI Gateway Foundation (since September 2017); Director and Investment Committee Member, Catholic Community Foundation Board (2012-2018); Director and Investment Committee Member, St. Ignatius Loyola Academy (2011-2017).

Eddie A. Grier c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1955	Advisory Board Member	Advisory Board Member Since January 2022	Dean, Santa Clara University Leavey School of Business (since April 2021); Dean, Virginia Commonwealth University School of Business (2010-2021); President and various other roles, Walt Disney Company (entertainment and media) (1981-2010).	78

Director, Witt/Keiffer, Inc. (executive search) (since 2016); Director, NuStar GP, LLC (energy) (since August 2021); Director, Sonida Senior Living, Inc. (residential community operator) (2016-2021); Director, NVR, Inc. (homebuilding) (2013-2020); Director, Middleburg Trust Company (wealth management) (2014-2019); Director, Colonial Williamsburg Company (since 2012); Regent, University of Massachusetts Global (since 2021); Director and Chair, ChildFund International (2012-2021); Trustee, Brandman University (2010-2021); Director, Richmond Forum (2012-2019).

*  This is the earliest date the Director began serving the Morgan Stanley Funds. Each Director serves an indefinite term, until his or her successor is elected.

**  The Fund Complex includes (as of December 31, 2021) all open-end and closed-end funds (including all of their portfolios) advised by Morgan Stanley Investment Management Inc. (the "Adviser") and any funds that have an adviser that is an affiliated person of the Adviser (including, but not limited to, Morgan Stanley AIP GP LP).

***  This includes any directorships at public companies and registered investment companies held by the Director at any time during the past five years.

25

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2021

Director and Officer Information (unaudited) (cont'd)

Executive Officers:

Name, Address and Birth Year of Executive Officer	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years
John H. Gernon 522 Fifth Avenue New York, NY 10036 Birth Year: 1963	President and Principal Executive Officer	Since September 2013

President and Principal Executive Officer of the Equity and Fixed Income Funds and the Morgan Stanley AIP Funds (since September 2013) and the Liquidity Funds and various money market funds (since May 2014) in the Fund Complex; Managing Director of the Adviser.

Deidre A. Downes 1633 Broadway New York, NY 10019 Birth Year: 1977	Chief Compliance Officer	Since November 2021

Executive Director of the Adviser (since January 2021) and Chief Compliance Officer of various Morgan Stanley Funds (since November 2021). Formerly, Vice President and Corporate Counsel at PGIM and Prudential Financial (October 2016 -December 2020).

Francis J. Smith 522 Fifth Avenue New York, NY 10036 Birth Year: 1965	Treasurer and Principal Financial Officer	Treasurer since July 2003 and Principal Financial Officer since September 2002	Managing Director of the Adviser and various entities affiliated with the Adviser; Treasurer (since July 2003) and Principal Financial Officer of various Morgan Stanley Funds (since September 2002).
Mary E. Mullin 1633 Broadway New York, NY 10019 Birth Year: 1967	Secretary	Since June 1999	Managing Director of the Adviser; Secretary of various Morgan Stanley Funds (since June 1999).
Michael J. Key 522 Fifth Avenue New York, NY 10036 Birth Year: 1979	Vice President	Since June 2017

Vice President of the Equity and Fixed Income Funds, Liquidity Funds, various money market funds and the Morgan Stanley AIP Funds in the Fund Complex (since June 2017); Executive Director of the Adviser; Head of Product Development for Equity and Fixed Income Funds (since August 2013).

*  This is the earliest date the officer began serving the Morgan Stanley Funds. Each officer serves an indefinite term, until his or her successor is elected.

26

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2021

Adviser and Administrator

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

Sub-Adviser

Morgan Stanley Investment Management Company
23 Church Street
16-01 Capital Square, Singapore 049481

Distributor

Morgan Stanley Distribution, Inc.
522 Fifth Avenue
New York, New York 10036

Dividend Disbursing and Transfer Agent

DST Asset Manager Solutions, Inc.
2000 Crown Colony Drive
Quincy, Massachusetts 02169

Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Counsel to the Independent Directors

Perkins Coie LLP
1155 Avenue of the Americas,
22nd Floor
New York, New York 10036

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

Reporting to Shareholders

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its Semi-Annual and the Annual Reports within 60 days of the end of the fund's second and fourth fiscal quarters. The Semi-Annual and Annual Reports are filed electronically with the Securities and Exchange Commission ("SEC") on Form N-CSRS and Form N-CSR, respectively. Morgan Stanley also delivers the Semi-Annual and Annual Reports to fund shareholders and makes these reports available on its public website, www.morganstanley.com/im/shareholderreports. Each Morgan Stanley non-money market fund also files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters as an attachment to Form N-PORT. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, but makes the complete schedule of portfolio holdings for the fund's first and third fiscal quarters available on its public website. The holdings for each money market fund are also posted to the Morgan Stanley public website. You may obtain the Form N-PORT filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's website, www.sec.gov. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's email address (publicinfo@sec.gov).

Proxy Voting Policies and Procedures and Proxy Voting Record

You may obtain a copy of the Company's Proxy Voting Policy and Procedures and information regarding how the Company voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, without charge, upon request, by calling toll free 1 (800) 548-7786 or by visiting our website at www.morganstanley.com/im/shareholderreports. This information is also available on the SEC's website at www.sec.gov.

This report is submitted for the general information of the shareholders of the Fund. For more detailed information about the Fund, its fees and expenses and other pertinent information, please read its Prospectus. The Company's Statement of Additional Information contains additional information about the Fund, including its Directors. It is available, without charge, by calling 1 (800) 548-7786.

Householding Notice

To reduce printing and mailing costs, the Fund attempts to eliminate duplicate mailings to the same address. The Fund delivers a single copy of certain shareholder documents, including shareholder reports, prospectuses and proxy materials, to investors with the same last name who reside at the same address. Your participation in this program will continue for an unlimited period of time unless you instruct us otherwise. You can request multiple copies of these documents by calling (800) 548-7786, 8:00 a.m. to 6:00 p.m., ET. Once our Customer Service Center has received your instructions, we will begin sending individual copies for each account within 30 days.

This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective Prospectus. Read the Prospectus carefully before investing.

UIFEMEANN
3997606 EXP 02.28.23

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2021

Global Franchise Portfolio

The Fund is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies offered by the separate accounts of certain life insurance companies.

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2021

Expense Example	2
Investment Overview	3
Portfolio of Investments	7
Statement of Assets and Liabilities	8
Statement of Operations	9
Statements of Changes in Net Assets	10
Financial Highlights	11
Notes to Financial Statements	12
Report of Independent Registered Public Accounting Firm	18
Liquidity Risk Management Program	19
Federal Tax Notice	20
Director and Officer Information	21

1

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2021

Expense Example (unaudited)

Global Franchise Portfolio

As a shareholder of the Global Franchise Portfolio (the "Fund"), you incur two types of costs: (1) insurance company charges; and (2) ongoing costs, which include advisory fees, administration fees, distribution (12b-1) fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2021 and held for the entire six-month period.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any insurance company charges. Therefore, the table below is useful in comparing ongoing costs, but will not help you determine the relative total cost of owning different funds. In addition, if these insurance company charges were included, your costs would have been higher.

	Beginning Account Value 7/1/21	Actual Ending Account Value 12/31/21	Hypothetical Ending Account Value	Actual Expenses Paid During Period*	Hypothetical Expenses Paid During Period*	Net Expense Ratio During Period**
Global Franchise Portfolio Class II	$1,000.00	$1,109.80	$1,019.16	$6.38	$6.11	1.20%

*  Expenses are calculated using the Fund Class' annualized net expense ratio (as disclosed), multiplied by the average account value over the period and multiplied by 184/365 (to reflect the most recent one-half year period).

**  Annualized.

2

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2021

Investment Overview (unaudited)

Global Franchise Portfolio

The Fund seeks long-term capital appreciation.

Performance

For the fiscal year ended December 31, 2021, the Fund's Class II shares had a total return based on net asset value and reinvestment of distributions per share of 21.67%, net of fees. The Fund's Class II shares underperformed the Fund's benchmark, the MSCI World Net Index (the "Index"), which returned 21.82%.

Factors Affecting Performance

•  The Index delivered +21.8% in U.S. dollars (USD) for 2021 (+24.2% in local currency), on top of the +15.9% USD return in 2020. Cyclical sectors were among the leaders for the year, with energy returning +40%, information technology +30%, real estate +29% and financials +28%. As in the fourth quarter, the software & services subsector, important for the portfolio, was the weakest element of information technology, up only 20% versus +33% for hardware & equipment and +52% for semiconductors. The other key sectors, consumer staples (+13%) and health care (+20%), also lagged the overall index, making 2021 a tough environment for the Fund in relative terms. Utilities (+10%) and communication services (+14%) were also weak for the year. The U.S. (+26%) handily outperformed the Index, while Canada (+26% in USD, +25% in local) was the only other major market ahead. Asia was weak in 2021. Hong Kong was down 4% in USD (-3% local), while Japan was only up 2% (+13% local) and Singapore was +6% (+8% local). All were in the shadow of China, which fell 22% in USD and local currency. Within Europe, France (+20% USD, +29% local), Switzerland (+19%, +23%), the U.K. (+18%, +20%) and Italy (+15%, +24%) were far stronger than Spain (+1%, +9%) and Germany (+5%, +13%).

•  For the Fund in 2021, positive stock selection outweighed the headwind from sector allocation, which was negative mainly due to the overweight in the lagging consumer staples sector. Outperformance in the health care, industrials and consumer staples sectors drove the positive stock selection.

•  The largest absolute contributors for 2021 were Microsoft, Accenture, Danaher, PMI and Thermo Fisher. The three absolute detractors in the year were Fidelity National Information Services, Reckitt Benckiser and Unilever, which was exited in the first quarter of 2021, while Becton Dickinson and the fourth quarter 2021 acquisition of Steris both contributed.

Management Strategies

The Search for Better Outcomes

•  What is a better outcome? As long-term investors, we seek to deliver better outcomes for our clients by producing attractive returns. In order to do that, we must invest with a conscious eye on whether companies can deliver better outcomes not just today, but five, 10 and even 20 years from now. We back companies that have the characteristics needed to lead in the long run, like recurring revenue, pricing power and strong management, and that importantly also have the awareness to invest in managing and improving their environmental, social and governance (ESG) impact.

•  This logic is consistent with how humans have evolved. If we are to believe the latest neuroscience,(i) humans inherently seek "better outcomes" and, perhaps contrary to common belief, it is not the achievement that gives us satisfaction, but the journey itself. We do this because a "seeking system" gives us a feeling of reward and pleasure when we explore our surroundings and seek new information for survival. Similarly, companies seeking to deliver better outcomes and faced with a changing world must explore their surroundings and seek new information for survival.

A look back

•  Looking back on 2021, companies had plenty of change to maneuver. Instead of a pure "return to normal," 2021 was a year of continued headwinds. Although we saw signs of a bounce back with the lifting of COVID-19 lockdown measures in the spring, plus sharp earnings growth, a number of economic challenges have lingered: from supply chain disruption and labor shortages to intensified China-U.S. trade and political tensions. Despite these issues, equity markets continued to boom, buoyed by positive vaccine rollout news, with growth stocks and more cyclical value stocks taking turns to drive the market forward, seemingly unfazed by peak earnings and peak margins or persistent inflation taking hold. The dangers of earnings and multiple correction grew larger, but always seemed just beyond the horizon. Investors started the year leaning into the cyclical rally, but ended the year looking for more defensive positioning, which may bode well for quality investors.

•  We also saw ESG momentum continue to build in 2021, with $141 billion of flows(ii) going into ESG funds globally. In Europe, the most mature sustainable

3

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2021

Investment Overview (unaudited) (cont'd)

Global Franchise Portfolio

investment market, this shift to ESG funds has been via active management. This is not a surprise. It's hard to remain passive in the face of challenges like climate change; if you believe the world is going to change significantly as sustainability externalities start to be priced in, there will be winners and losers, creating investment risks and opportunities. As long-term investors, being on the right side of that change is key.

•  Underlying the shift toward ESG is evidence that more and more countries are taking steps to create a more sustainable society and economy. Most of the actions in 2021 were linked to COP26 (the 26th United Nations Climate Change "Conference of Parties") that took place in Glasgow in November. The pressing urgency of the climate challenge brought a series of new commitments to tighten carbon targets, "phase down" coal, remove fossil fuel subsidies, tackle methane emissions and stop deforestation. Countries representing 70% of global emissions and gross domestic product have now committed to reaching net zero by 2050 or 2060, with massive implications for many corporates. Regulators acted too, and some have come a long way. In Europe, new sustainable regulations(iii) that aim to give clients more transparency around sustainable investment came into force, and the European Central Bank presented an action plan to include climate change considerations in its monetary policy strategy.(iv) The U.S. Securities and Exchange Commission has moved from throwing out investor proposals pushing companies like Exxon on climate change in 2019, to forcing companies to hold investor votes on emission targets in 2021.(v) Whether one believes the pace of change is too fast or too slow, the direction of change is clear.

Three trends for the year ahead

•  For the year ahead, the environment remains uncertain, whether one looks at it through the lens of economics, health, politics or sustainability; but we believe there are three trends that will shape outcomes for companies, economies and societies.

•  First, after a pandemic that has so far seen 230 million cases and nearly 5 million deaths, we expect a stronger push on social challenges, from diversity to inequality, as economies get back on their feet. COVID-19 has not only hit companies and economies, but has put the world back two decades in the fight against poverty, as vulnerable countries and groups of people have shouldered the brunt of the burden.(vi) The pressure on companies to play their part in tackling inequality is likely to continue, from eliminating race and gender inequities to protecting the human rights of workers in the supply chain. In 2021, we already saw the introduction of Nasdaq's new rules(vii) requiring firms to disclose board-level diversity statistics and have, or explain why they do not have, at least two diverse directors. Similar diversity measures were also announced by the Hong Kong stock exchange, which made clear that "a single gender board is not considered to be a diverse board" and called on companies to appoint a director of a different gender.

•  We are also seeing increased action from policymakers and investors. On human rights, the European Union (EU) is considering rules to make human rights due diligence mandatory, while the global responsible investor organization, the UN Principles for Responsible Investment, has announced a new worldwide collaborative platform to support investors in taking action on social issues.(viii) Together, these pressures are likely to lead to greater action on the S in ESG.

•  Second, we believe work will turn from climate commitments to policy reality, resulting in an emergence of more laws, fiscal incentives, investor pressure and a continuation of rising climate litigations as the transition to low carbon continues. This will not only impact the fossil fuel industry. For example, in the case of the car industry — whether it's proposals to effectively ban new fossil fuel cars from as early as 2035 like in the EU, or suggesting new incentives for electric vehicles like in the U.S. — the economic rules of the game are changing. Every sector will need to change, and companies who want to stay ahead will need to adapt now or risk ending up in the company graveyard.

•  Third, 2022 could prove to be the year of nature, as countries meet for the much less talked about COP15 (the 15th UN Biodiversity Conference) to address the depletion of planetary resources.(ix) Targets will be set in Kunming in China for the next decade, and commitments from both governments and the private sector have already emerged. A coalition of more than 50 countries has committed to protect almost a third of the planet by 2030.(x) We're also seeing the emergence of voluntary disclosure frameworks for companies (as produced by the Taskforce on Nature-related Financial Disclosures) and investors promising to eliminate agricultural commodity-driven deforestation risks across their investment portfolios and invest in nature-based solutions. Although new targets are unlikely to lead to an immediate price on free resources such as water, air, forests and the ocean, it should speed up

4

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2021

Investment Overview (unaudited) (cont'd)

Global Franchise Portfolio

government action, business decisions and investment allocations. Companies looking to future-proof their businesses will need to understand how dependent they are on planetary resources and how they are impacting nature through their products and services, so they can take action to manage the risks and explore opportunities. Long-term investors looking to future-proof their returns need to do the same.

•  Whatever the pace of change in 2022, efforts to create a sustainable future is a game that's played out in decades, not months. Just like any journey, there will be bumps in the road; but as the transition takes place, we believe companies with a strong "seeking system" that helps them be alert to the world around them will help them stay on top of their game and deliver long-term returns for clients. As bottom-up stock pickers, and with the introduction of the new Head of Sustainable Outcomes for the International Equity team, we're determined to keep seeking better outcomes, to learn and improve our offering to you, and to keep pressing for progress from the world's best companies.

(i)  Source: Quartz, "Neuroscience confirms that to be truly happy, you will always need something more," Olivia Goodhill, May 16, 2016.

(ii)  Source: Morningstar. Data as of third quarter 2021.

(iii)  A legislative package that is part of the EU's sustainable finance action plan, including the Sustainable Finance Disclosure Regulation and changes to the Markets in Financial Instruments Directive II and Undertakings for the Collective Investment in Transferable Securities Directive.

(iv)  Source: European Central Bank press release, July 8, 2021.

(v)  Source: Financial Times, "SEC forces oil companies to hold investor votes on emission targets," Myles McCormick, March 20, 2021.

(vi)  Source: United Nations News, "More than half a billion pushed into extreme poverty due to health costs," December 12, 2021.

(vii)  Source: Nasdaq, October 1, 2021.

(viii)  Source: United Nations Principles for Responsible Investment.

(ix)  Source: Stockholm Resilience Centre.

(x)  Source: The Guardian, "More than 50 countries commit to protection of 30% of Earth's land and oceans," Patrick Greenfield and Fiona Harvey, January 11, 2021.

5

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2021

Investment Overview (unaudited) (cont'd)

Global Franchise Portfolio

In accordance with SEC regulations, the Fund's performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested.

Performance Compared to the MSCI World Net Index(1)

	Period Ended December 31, 2021
	Total Returns(2)
		Average Annual
	One Year	Five Years	Ten Years	Since Inception(4)
Fund – Class II(3)	21.67%	17.12%	13.56%	12.15%
MSCI World Net Index	21.82	15.03	12.70	9.76

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please contact the issuing insurance company or speak with your financial advisor. Investment return and principal value will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance shown does not reflect fees and expenses imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would be lower. Please keep in mind that double-digit returns for the Fund are highly unusual and cannot be sustained.

(1)  The MSCI World Net Index is a free float-adjusted market capitalization weighted index that is designed to measure the global equity market performance of developed markets. The term "free float" represents the portion of shares outstanding that are deemed to be available for purchase in the public equity markets by investors. The MSCI World Net Index currently consists of 23 developed market country indices. The performance of the Index is listed in U.S. dollars and assumes reinvestment of net dividends. Net total return indices reinvest dividends after the deduction of withholding taxes, using (for international indices) a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)  Total returns for the Fund reflect fees waived and expenses reimbursed, if applicable, by the Adviser (as defined herein). Without such waivers and reimbursements, total returns would have been lower.

(3)  Commenced operations on April 30, 2003.

(4)  For comparative purposes, average annual since inception returns listed for the Index refers to the inception date or initial offering of the respective share class of the Fund, not the inception of the Index.

6

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2021

Portfolio of Investments

Global Franchise Portfolio

	Shares	Value (000)
Common Stocks (98.6%)
France (5.9%)
L'Oreal SA	1,368	$650
LVMH Moet Hennessy Louis Vuitton SE	789	653
Pernod Ricard SA	3,846	926
		2,229
Germany (4.8%)
SAP SE	12,914	1,817
Italy (0.6%)
Davide Campari-Milano N.V.	15,153	221
Netherlands (2.0%)
Heineken N.V.	6,919	779
United Kingdom (10.2%)
Experian PLC	9,156	450
Reckitt Benckiser Group PLC	28,721	2,465
RELX PLC (Euronext N.V.)	6,282	204
RELX PLC (LSE)	24,105	784
		3,903
United States (75.1%)
Abbott Laboratories	12,531	1,764
Accenture PLC, Class A	5,194	2,153
Automatic Data Processing, Inc.	6,272	1,547
Baxter International, Inc.	18,424	1,582
Becton Dickinson & Co.	5,805	1,460
Broadridge Financial Solutions, Inc.	2,030	371
Coca-Cola Co. (The)	11,352	672
Danaher Corp.	5,478	1,802
Estee Lauder Cos., Inc. (The), Class A	1,254	464
Factset Research Systems, Inc.	433	210
Fidelity National Information Services, Inc.	7,658	836
Intercontinental Exchange, Inc.	10,125	1,385
Microsoft Corp.	10,550	3,548
Moody's Corp.	1,183	462
NIKE, Inc., Class B	2,661	443
Philip Morris International, Inc.	30,167	2,866
Procter & Gamble Co. (The)	11,092	1,814
Roper Technologies, Inc.	1,627	800
Steris PLC	331	81
Thermo Fisher Scientific, Inc.	2,825	1,885
Visa, Inc., Class A	9,062	1,964
Zoetis, Inc.	2,115	516
		28,625
Total Common Stocks (Cost $19,243)		37,574
	Shares	Value (000)
Short-Term Investment (1.5%)
Investment Company (1.5%)
Morgan Stanley Institutional Liquidity Funds — Treasury Securities Portfolio — Institutional Class (See Note H) (Cost $590)	589,725	$590
Total Investments (100.1%) (Cost $19,833) (a)(b)		38,164
Liabilities in Excess of Other Assets (–0.1%)		(30)
Net Assets (100.0%)		$38,134

Country assignments and aggregations are based generally on third party vendor classifications and information, and may be different from the assignments and aggregations under the policies set forth in the Fund's prospectus and/or statement of additional information relating to geographic classifications.

(a)  The approximate fair value and percentage of net assets, $2,038,000 and 5.3%, respectively, represent the securities that have been fair valued under the fair valuation policy for international investments as described in Note A-1 within the Notes to the Financial Statements.

(b)  At December 31, 2021, the aggregate cost for federal income tax purposes is approximately $20,106,000. The aggregate gross unrealized appreciation is approximately $18,372,000 and the aggregate gross unrealized depreciation is approximately $315,000, resulting in net unrealized appreciation of approximately $18,057,000.

Euronext N.V.  Euronext Amsterdam Stock Market.

LSE  London Stock Exchange.

Portfolio Composition

Classification	Percentage of Total Investments
Information Technology Services	18.0%
Other*	14.5
Software	14.1
Health Care Equipment & Supplies	12.8
Household Products	11.2
Life Sciences Tools & Services	9.7
Tobacco	7.5
Beverages	6.8
Capital Markets	5.4
Total Investments	100.0%

*  Industries and/or investment types representing less than 5% of total investments

The accompanying notes are an integral part of the financial statements.
7

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2021

Global Franchise Portfolio

Statement of Assets and Liabilities	December 31, 2021 (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Value (Cost $19,243)	$37,574
Investment in Security of Affiliated Issuer, at Value (Cost $590)	590
Total Investments in Securities, at Value (Cost $19,833)	38,164
Foreign Currency, at Value (Cost —@)	—	@
Dividends Receivable	53
Tax Reclaim Receivable	16
Receivable for Fund Shares Sold	1
Receivable from Affiliate	—	@
Other Assets	9
Total Assets	38,243
Liabilities:
Payable for Professional Fees	42
Payable for Custodian Fees	17
Payable for Servicing Fees	17
Payable for Advisory Fees	9
Payable for Distribution Fees — Class II Shares	8
Payable for Fund Shares Redeemed	3
Payable for Administration Fees	3
Payable for Transfer Agency Fees	1
Other Liabilities	9
Total Liabilities	109
NET ASSETS	$38,134
Net Assets Consist of:
Paid-in-Capital	$16,831
Total Distributable Earnings	21,303
Net Assets	$38,134
CLASS II:
Net Asset Value, Offering and Redemption Price Per Share Applicable to 2,792,447 Outstanding $0.001 Par Value Shares (Authorized 500,000,000 Shares)	$13.66

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
8

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2021

Global Franchise Portfolio

Statement of Operations	Year Ended December 31, 2021 (000)
Investment Income:
Dividends from Securities of Unaffiliated Issuers (Net of $10 of Foreign Taxes Withheld)	$617
Dividends from Security of Affiliated Issuer (Note H)	— @
Total Investment Income	617
Expenses:
Advisory Fees (Note B)	287
Professional Fees	134
Distribution Fees — Class II Shares (Note E)	90
Servicing Fees (Note D)	48
Administration Fees (Note C)	29
Custodian Fees (Note G)	23
Shareholder Reporting Fees	12
Directors' Fees and Expenses	5
Transfer Agency Fees (Note F)	4
Pricing Fees	2
Other Expenses	10
Total Expenses	644
Waiver of Advisory Fees (Note B)	(214)
Rebate from Morgan Stanley Affiliate (Note H)	(— @)
Net Expenses	430
Net Investment Income	187
Realized Gain (Loss):
Investments Sold	3,070
Foreign Currency Translation	(1)
Net Realized Gain	3,069
Change in Unrealized Appreciation (Depreciation):
Investments	3,890
Foreign Currency Translation	(1)
Net Change in Unrealized Appreciation (Depreciation)	3,889
Net Realized Gain and Change in Unrealized Appreciation (Depreciation)	6,958
Net Increase in Net Assets Resulting from Operations	$7,145

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
9

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2021

Global Franchise Portfolio

Statements of Changes in Net Assets	Year Ended December 31, 2021 (000)	Year Ended December 31, 2020 (000)
Increase (Decrease) in Net Assets:
Operations:
Net Investment Income	$187	$243
Net Realized Gain	3,069	3,679
Net Change in Unrealized Appreciation (Depreciation)	3,889	60
Net Increase in Net Assets Resulting from Operations	7,145	3,982
Dividends and Distributions to Shareholders:
Class II	(3,966)	(3,630)
Capital Share Transactions:(1)
Class II:
Subscribed	2,741	1,391
Distributions Reinvested	3,966	3,630
Redeemed	(5,940)	(6,478)
Net Increase (Decrease) in Net Assets Resulting from Capital Share Transactions	767	(1,457)
Total Increase (Decrease) in Net Assets	3,946	(1,105)
Net Assets:
Beginning of Period	34,188	35,293
End of Period	$38,134	$34,188
(1) Capital Share Transactions:
Class II:
Shares Subscribed	216	119
Shares Issued on Distributions Reinvested	315	320
Shares Redeemed	(461)	(547)
Net Increase (Decrease) in Class II Shares Outstanding	70	(108)

The accompanying notes are an integral part of the financial statements.
10

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2021

Financial Highlights

Global Franchise Portfolio

	Class II
	Year Ended December 31,
Selected Per Share Data and Ratios	2021		2020		2019		2018		2017
Net Asset Value, Beginning of Period	$12.56		$12.47		$11.18		$13.73		$12.64
Income (Loss) from Investment Operations:
Net Investment Income(1)	0.07		0.09		0.10		0.11		0.13
Net Realized and Unrealized Gain (Loss)	2.52		1.41		3.09		(0.22)		2.96
Total from Investment Operations	2.59		1.50		3.19		(0.11)		3.09
Distributions from and/or in Excess of:
Net Investment Income	(0.09)		(0.11)		(0.12)		(0.15)		(0.19)
Net Realized Gain	(1.40)		(1.30)		(1.78)		(2.29)		(1.81)
Total Distributions	(1.49)		(1.41)		(1.90)		(2.44)		(2.00)
Net Asset Value, End of Period	$13.66		$12.56		$12.47		$11.18		$13.73
Total Return(2)	21.67%		13.21%		29.53%		(1.77)%		25.75%
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$38,134		$34,188		$35,293		$32,322		$39,318
Ratio of Expenses Before Expense Limitation	1.80%		1.80%		1.69%		1.77%		1.73%
Ratio of Expenses After Expense Limitation	1.20	%(3)	1.20	%(3)	1.20	%(3)	1.20	%(3)	1.20	%(3)
Ratio of Net Investment Income	0.52	%(3)	0.74	%(3)	0.82	%(3)	0.88	%(3)	0.96	%(3)
Ratio of Rebate from Morgan Stanley Affiliates	0.00	%(4)	0.00	%(4)	0.00	%(4)	0.00	%(4)	0.00	%(4)
Portfolio Turnover Rate	14%		17%		14%		27%		26%

(1)  Per share amount is based on average shares outstanding.

(2)  Calculated based on the net asset value as of the last business day of the period. Performance does not reflect fees and expenses imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total return would be lower.

(3)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(4)  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
11

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2021

Notes to Financial Statements

Morgan Stanley Variable Insurance Fund, Inc. (the "Company") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Company is comprised of ten separate active, diversified and non-diversified funds (individually referred to as a "Fund," collectively as the "Funds"). The Company applies investment company accounting and reporting guidance.

The accompanying financial statements relate to the Global Franchise Portfolio. The Company seeks long-term capital appreciation. The Fund currently offers Class II shares only, although Class I shares may be offered in the future.

The Company is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies offered by the separate accounts of certain life insurance companies.

A. Significant Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles ("GAAP"). Such policies are consistently followed by the Company in the preparation of its financial statements. GAAP may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1.  Security Valuation: (1) An equity portfolio security listed or traded on an exchange is valued at its latest reported sales price (or at the exchange official closing price if such exchange reports an official closing price), and if there were no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant exchanges. If only bid prices are available then the latest bid price may be used. Listed equity securities not traded on the valuation date with no reported bid and asked prices available on the exchange are valued at the mean between the current bid and asked prices obtained from one or more reputable brokers or dealers. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market; (2) all other equity portfolio securities for which over-the-counter ("OTC") market quotations are readily available are valued at the latest reported sales price (or at the market official closing price if such market reports an official closing price), and if there was no trading in the security on a given day and if there is no official closing price from relevant markets for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant markets. An unlisted equity security that does not trade on the valuation date and for which bid and asked prices from the relevant markets are unavailable is valued at the mean between the current bid and asked prices obtained from one or more reputable brokers or dealers; (3) certain portfolio securities may be valued by an outside pricing service/vendor approved by the Company's Board of Directors (the "Directors"). The pricing service/vendor may employ a pricing model that takes into account, among other things, bids, yield spreads and/or other market data and specific security characteristics. Alternatively, if a valuation is not available from an outside pricing service/vendor, and the security trades on an exchange, the security may be valued at its latest reported sale price (or at the exchange official closing price if such exchange reports an official closing price), prior to the time when assets are valued. If there are no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available in the relevant exchanges. If only bid prices are available then the latest bid price may be used. If Morgan Stanley Investment Management Inc. (the "Adviser") or Morgan Stanley Investment Management Limited ("MSIM Limited") (the "Sub-Adviser"), each a wholly-owned subsidiary of Morgan Stanley, determines that the price provided by the outside pricing service/vendor or exchange does not reflect the security's fair value or is unable to provide a price, prices from brokers or dealers may also be utilized. In these circumstances, the value of the security will be the mean of bid and asked prices obtained from brokers or dealers; (4) when market quotations are not readily available, including circumstances under which the Adviser or the Sub-Adviser determines that the closing price, last sale price or the mean between the last reported bid and asked prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Directors. Occasionally, developments affecting the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business of the New York Stock Exchange ("NYSE"). If developments occur during such periods that are expected to materially affect the value of such securities, such valuations may be adjusted to reflect the estimated fair value of such securities as of the close of the NYSE, as determined in good faith by the Directors or by the Adviser using a pricing service and/or procedures approved by the Directors; (5) quotations of

12

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2021

Notes to Financial Statements (cont'd)

foreign portfolio securities, other assets and liabilities and forward contracts stated in foreign currency are translated into U.S. dollar equivalents at the prevailing market rates prior to the close of the NYSE; and (6) investments in mutual funds, including the Morgan Stanley Institutional Liquidity Funds, are valued at the net asset value ("NAV") as of the close of each business day.

The Directors have responsibility for determining in good faith the fair value of the investments, and the Directors may appoint others, such as the Company's Adviser or a valuation committee, to assist the Directors in determining fair value and to make the actual calculations pursuant to the fair valuation methodologies previously approved by the Directors. Under procedures approved by the Directors, the Company's Adviser has formed a Valuation Committee whose members are approved by the Directors. The Valuation Committee provides administration and oversight of the Company's valuation policies and procedures, which are reviewed at least annually by the Directors. These procedures allow the Company to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

2.  Fair Value Measurement: Financial Accounting Standards Board ("FASB") Accounting Standards CodificationTM ("ASC") 820, "Fair Value Measurement" ("ASC 820"), defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below:

•  Level 1 – unadjusted quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 – significant unobservable inputs including the Fund's own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

The following is a summary of the inputs used to value the Fund's investments as of December 31, 2021:

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Common Stocks
Beverages	$2,377	$221	$—	$2,598
Capital Markets	2,057	—	—	2,057
Health Care Equipment & Supplies	4,887	—	—	4,887
Household Products	4,279	—	—	4,279
Industrial Conglomerates	800	—	—	800
Information Technology Services	6,871	—	—	6,871
Life Sciences Tools & Services	3,687	—	—	3,687
Personal Products	1,114	—	—	1,114
Pharmaceuticals	516	—	—	516
Professional Services	1,438	—	—	1,438
Software	3,548	1,817	—	5,365
Textiles, Apparel & Luxury Goods	1,096	—	—	1,096
Tobacco	2,866	—	—	2,866
Total Common Stocks	35,536	2,038	—	37,574
Short-Term Investment
Investment Company	590	—	—	590
Total Assets	$36,126	$2,038	$—	$38,164

13

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2021

Notes to Financial Statements (cont'd)

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes.

3.  Foreign Currency Translation and Foreign Investments: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars as follows:

—  investments, other assets and liabilities at the prevailing rate of exchange on the valuation date;

—  investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) on investments in securities are included in the reported net realized and unrealized gains (losses) on investment transactions and balances. However, pursuant to U.S. federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are treated as ordinary income for U.S. federal income tax purposes.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from foreign currency forward exchange contracts, disposition of foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. The change in unrealized currency gains (losses) on foreign currency transactions for the period is reflected in the Statement of Operations.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, fluctuations of exchange rates in relation to the U.S. dollar, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

Governmental approval for foreign investments may be required in advance of making an investment under certain circumstances in some countries, and the extent of foreign investments in domestic companies may be subject to limitation in other countries. Foreign ownership limitations also may be imposed by the charters of individual companies to prevent, among other concerns, violations of foreign investment limitations. As a result, an additional class of shares (identified as "Foreign" in the Portfolio of Investments) may be created and offered for investment. The "local" and "foreign shares" market values may differ. In the absence of trading of the foreign shares in such markets, the Fund values the foreign shares at the closing exchange price of the local shares.

4.  Indemnifications: The Company enters into contracts that contain a variety of indemnifications. The Company's maximum exposure under these arrangements is unknown. However, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

5.  Security Transactions, Income and Expenses: Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on the sale of investment securities are determined on the specific identified cost method. Dividend income and other distributions are recorded on the ex-dividend date (except for certain foreign dividends which may be recorded as soon as the Fund is informed of such dividends) net of applicable withholding taxes. Interest income is recognized on the accrual basis net of applicable withholding taxes except where collection is in doubt. Discounts are accreted and premiums are amortized over the life of the respective securities. Most expenses of the Company can be directly attributed to a particular Fund. Expenses which cannot be directly attributed are apportioned among the Funds based upon relative net assets or other appropriate methods. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets.

Settlement and registration of foreign securities transactions may be subject to significant risks not normally associated with investments in the United States. In certain markets, ownership of shares is defined according to entries in the issuer's share register. It is possible that a Fund holding these securities could lose its share registration through fraud, negligence or even mere oversight. In

14

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2021

Notes to Financial Statements (cont'd)

addition, shares being delivered for sales and cash being paid for purchases may be delivered before the exchange is complete. This may subject the Fund to further risk of loss in the event of a failure to complete the transaction by the counterparty.

6.  Dividends and Distributions to Shareholders: Dividends and distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed at least annually.

B. Advisory/Sub-Advisory Fees: The Adviser, a wholly-owned subsidiary of Morgan Stanley, provides the Fund with advisory services under the terms of an Investment Advisory Agreement, paid quarterly, at the annual rate based on the daily net assets as follows:

First $500 million	Next $500 million	Over $1 billion
0.80%	0.75%	0.70%

For the year ended December 31, 2021, the advisory fee rate (net of waiver/rebate) was equivalent to an annual effective rate of 0.20% of the Fund's average daily net assets.

The Adviser has agreed to reduce its advisory fee and/or reimburse the Fund so that the total annual Fund operating expenses, excluding certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 1.20% for Class II shares. The fee waivers and/or expense reimbursements will continue for at least one year from the date of the Fund's prospectus or until such time as the Directors act to discontinue all or a portion of such waivers and/or reimbursements when they deem such action is appropriate. For the year ended December 31, 2021, approximately $214,000 of advisory fees were waived pursuant to this arrangement.

The Adviser has entered into a Sub-Advisory Agreement with the Sub-Adviser, a wholly-owned subsidiary of Morgan Stanley. The Sub-Adviser provides the Fund with advisory services subject to the overall supervision of the Adviser and the Fund's Officers and Directors. The Adviser pays the Sub-Adviser on a monthly basis a portion of the net advisory fees the Adviser receives from the Fund.

C. Administration Fees: The Adviser also serves as Administrator to the Company and provides administrative services pursuant to an Administration Agreement for an annual fee, accrued daily and paid monthly, of 0.08% of the Fund's average daily net assets.

Under a Sub-Administration Agreement between the Administrator and State Street Bank and Trust Company ("State Street"), State Street provides certain administrative services to the Company. For such services, the Administrator pays State

Street a portion of the fee the Administrator receives from the Fund.

D. Servicing Fees: The Company accrues daily and pays quarterly a servicing fee of up to 0.17% of the average daily value of shares of the Fund held in an insurance company's account. Certain insurance companies have entered into a servicing agreement with the Company to provide administrative and other contract-owner related services on behalf of the Fund.

E. Distribution Fees: Morgan Stanley Distribution, Inc. ("MSDI" or the "Distributor"), a wholly-owned subsidiary of the Adviser and an indirect subsidiary of Morgan Stanley, serves as the Distributor of the Fund and provides the Fund's Class II shareholders with distribution services pursuant to a Distribution Plan (the "Plan") in accordance with Rule 12b-1 under the Act. Under the Plan, the Fund is authorized to pay the Distributor a distribution fee, which is accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class II shares.

F. Dividend Disbursing and Transfer Agent: The Company's dividend disbursing and transfer agent is DST Asset Manager Solutions, Inc. ("DST"). Pursuant to a Transfer Agency Agreement, the Company pays DST a fee based on the number of classes, accounts and transactions relating to the Funds of the Company.

G. Custodian Fees: State Street (the "Custodian") also serves as Custodian for the Company in accordance with a Custodian Agreement. The Custodian holds cash, securities and other assets of the Company as required by the Act. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

H. Security Transactions and Transactions with Affiliates: For the year ended December 31, 2021, purchases and sales of investment securities for the Fund, other than long-term U.S. Government securities and short-term investments were approximately $4,794,000 and $7,775,000, respectively. There were no purchases and sales of long-term U.S. Government securities for the year ended December 31, 2021.

The Fund invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds — Treasury Securities Portfolio (the "Liquidity Funds"), an open-end management investment company managed by the Adviser. Advisory fees paid by the Fund are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Fund due to its investment in the Liquidity Funds. For the year ended December 31, 2021, advisory fees paid were

15

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2021

Notes to Financial Statements (cont'd)

reduced by less than $500 relating to the Fund's investment in the Liquidity Funds.

A summary of the Fund's transactions in shares of affiliated investments during the year ended December 31, 2021 is as follows:

Affiliated Investment Company	Value December 31, 2020 (000)	Purchases at Cost (000)	Proceeds from Sales (000)	Dividend Income (000)
Liquidity Funds	$575	$6,323	$6,308	$—	@
Affiliated Investment Company (cont'd)	Realized Gain (Loss) (000)	Change in Unrealized Appreciation (Depreciation) (000)	Value December 31, 2021 (000)
Liquidity Funds	$—	$—	$590

@  Amount is less than $500.

The Fund is permitted to purchase and sell securities ("cross-trade") from and to other Morgan Stanley funds as well as other funds and client accounts for which the Adviser or an affiliate of the Adviser serves as investment adviser, pursuant to procedures approved by the Directors in compliance with Rule 17a-7 under the Act (the "Rule"). Each cross-trade is executed at the current market price in compliance with provisions of the Rule. For the year ended December 31, 2021, the Fund did not engage in any cross-trade transactions.

The Fund has an unfunded Deferred Compensation Plan (the "Compensation Plan"), which allows each independent Director to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Directors. Each eligible Director generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley funds that are offered as investment options under the Compensation Plan. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the NAV of the Fund.

I. Federal Income Taxes: It is the Fund's intention to continue to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income. Accordingly, no provision for federal income taxes is required in the financial statements.

The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

FASB ASC 740-10, "Income Taxes — Overall", sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in "Other Expenses" in the Statement of Operations. The Fund files tax returns with the U.S. Internal Revenue Service, New York and various states. Generally, each of the tax years in the four-year period ended December 31, 2021 remains subject to examination by taxing authorities.

The tax character of distributions paid may differ from the character of distributions shown for GAAP purposes due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during fiscal years 2021 and 2020 was as follows:

2021 Distributions Paid From:		2020 Distributions Paid From:
Ordinary Income (000)	Long-Term Capital Gain (000)	Ordinary Income (000)	Long-Term Capital Gain (000)
$276	$3,690	$367	$3,263

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are attributable to differing book and tax treatments for the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

The Fund had no permanent differences causing reclassifications among the components of net assets for the year ended December 31, 2021.

At December 31, 2021, the components of distributable earnings for the Fund on a tax basis were as follows:

Undistributed Ordinary Income (000)	Undistributed Long-Term Capital Gain (000)
$188	$3,060

J. Credit Facility: The Company and other Morgan Stanley funds participated in a $300,000,000 committed, unsecured revolving line of credit facility (the "Facility") with State Street. This Facility is to be used for temporary emergency purposes or funding of shareholder redemption

16

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2021

Notes to Financial Statements (cont'd)

requests. The interest rate on borrowings is based on the federal funds rate or 1 month LIBOR rate plus a spread. Effective April 19, 2021, the interest rate on borrowings is based on the federal funds effective rate or overnight bank funding rate plus a spread. The Facility also has a commitment fee of 0.25% per annum based on the unused portion of the Facility. During the year ended December 31, 2021, the Fund did not have any borrowings under the Facility.

K. Other: At December 31, 2021, the Fund had record owners of 10% or greater. Investment activities of these shareholders could have a material impact on the Fund. The aggregate percentage of such owners was 81.6%.

L. Market Risk: The outbreak of the coronavirus ("COVID-19") and the recovery responses could adversely impact the operations of the Fund and its service providers and financial performance of the Fund and the Fund's investments. The extent of such impact depends on future developments, including (i) the duration and spread of the outbreak, (ii) the restrictions and advisories, (iii) the effects on the financial markets, (iv) government and regulatory responses, and (v) the effects on the economy overall as a result of developments such as disruption to consumer demand, economic output and supply chains. The duration and extent of COVID-19 and associated economic and market conditions and uncertainty over the long term cannot be reasonably estimated at this time. The ultimate impact of COVID-19 and the extent to which the associated conditions impact the Fund will also depend on future developments, which are highly uncertain, difficult to accurately predict and subject to change at any time. If the financial performance of the Fund's investments is impacted because of these factors for an extended period, the Fund's investment results may be adversely affected.

17

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2021

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of
Morgan Stanley Variable Insurance Fund, Inc. —
Global Franchise Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Global Franchise Portfolio (the "Fund") (one of the funds constituting Morgan Stanley Variable Insurance Fund, Inc. (the "Company")), including the portfolio of investments, as of December 31, 2021, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of Global Franchise Portfolio (one of the funds constituting Morgan Stanley Variable Insurance Fund, Inc.) at December 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Company in accordance with the U.S. federal securities law and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of the Company's internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2021by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Morgan Stanley investment companies since 2000.
Boston, Massachusetts
February 18, 2022

18

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2021

Liquidity Risk Management Program (unaudited)

In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the "Liquidity Rule"), the Fund has adopted and implemented a liquidity risk management program (the "Program"), which is reasonably designed to assess and manage the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of remaining investors' interests in the Fund (i.e., liquidity risk). The Fund's Board of Directors (the "Board") previously approved the designation of the Liquidity Risk Subcommittee (the "LRS") as Program administrator. The LRS is comprised of representatives from various divisions within Morgan Stanley Investment Management.

At a meeting held on March 3-4, 2021, the Board reviewed a written report prepared by the LRS that addressed the Program's operation and assessed its adequacy, and effectiveness of implementation for the period from January 1, 2020, through December 31, 2020, as required under the Liquidity Rule, and discussed the impact of the COVID-19 pandemic on liquidity and the LRS's assessment of liquidity risk during the reporting period, including during the distressed market environment caused by the onset of the COVID-19 pandemic. The report concluded that the Program operated effectively and was adequately and effectively implemented in all material aspects, and that the relevant controls and safeguards were appropriately designed to enable the LRS to administer the Program in compliance with the Liquidity Rule.

In accordance with the Program, the LRS assessed each Fund's liquidity risk no less frequently than annually taking into consideration certain factors, as applicable, such as (i) investment strategy and liquidity of portfolio investments, (ii) short-term and long-term cash flow projections and (iii) holdings of cash and cash equivalents and borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions.

Each Fund portfolio investment is classified into one of four liquidity categories, which classification is assessed at least monthly by the LRS. The classification is based on a determination of the number of days it is reasonably expected to take to convert the investment into cash, or sell or dispose of the investment, in current market conditions without significantly changing the market value of the investment. Liquidity classification determinations take into account various market, trading and investment-specific considerations, as well as market depth, and in some cases utilize third-party vendor data.

The Liquidity Rule limits a fund's investments in illiquid investments to 15% of its net assets and requires funds that do not primarily hold assets that are highly liquid investments to determine and maintain a minimum percentage of the fund's net assets to be invested in highly liquid investments (highly liquid investment minimum or "HLIM"). The LRS believes that the Program includes provisions reasonably designed to review, monitor and comply with the 15% limit on illiquid investments and for determining, periodically reviewing and complying with the HLIM requirement, as applicable.

There can be no assurance that the Program will achieve its objectives under all circumstances in the future. Please refer to the Fund's prospectus for more information regarding the Fund's exposure to liquidity risk and other risks to which it may be subject.

19

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2021

Federal Tax Notice (unaudited)

For federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during its taxable year ended December 31, 2021. For corporate shareholders 100.0% of the dividends qualified for the dividends received deduction.

The Fund designated and paid approximately $3,690,000 as a long-term capital gain distribution.

For federal income tax purposes, the following information is furnished with respect to the Fund's earnings for its taxable year ended December 31, 2021. When distributed, certain earnings may be subject to a maximum tax rate of 15% as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund designated up to a maximum of approximately $276,000 as taxable at this lower rate.

In January, the Fund provides tax information to shareholders for the preceding calendar year.

20

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2021

Director and Officer Information (unaudited)

Independent Directors:

Name, Address and Birth Year of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director During Past 5 Years***
Frank L. Bowman c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1944	Director	Since August 2006

President, Strategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Morgan Stanley Funds (since August 2006); Chairperson of the Compliance and Insurance Committee (since October 2015); formerly, Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee (2007-2015); served as President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) (February 2005-November 2008); retired as Admiral, U.S. Navy after serving over 38 years on active duty including 8 years as Director of the Naval Nuclear Propulsion Program in the Department of the Navy and the U.S. Department of Energy (1996-2004); served as Chief of Naval Personnel (July 1994-September 1996) and on the Joint Staff as Director of Political Military Affairs (June 1992-July 1994); knighted as Honorary Knight Commander of the Most Excellent Order of the British Empire; awarded the Officier de l'Orde National du Mérite by the French Government; elected to the National Academy of Engineering (2009).

				77

Director of Naval and Nuclear Technologies LLP; Director Emeritus of the Armed Services YMCA; Member of the National Security Advisory Council of the Center for U.S. Global Engagement and a member of the CNA Military Advisory Board; Chairman of Fairhaven United Methodist Church; Member of the Board of Advisors of the Dolphin Scholarship Foundation; Director of other various nonprofit organizations; formerly, Director of BP, plc (November 2010-May 2019).

Kathleen A. Dennis c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1953	Director	Since August 2006	Chairperson of the Governance Committee (since January 2021), Chairperson of the Liquidity and Alternatives Sub-Committee of the Investment Committee (2006-2020) and Director or Trustee of various Morgan Stanley Funds (since August 2006); President, Cedarwood Associates (mutual fund and investment management consulting) (since July 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	77	Board Member, University of Albany Foundation (2012-present); Board Member, Mutual Funds Directors Forum (2014-present); Director of various non-profit organizations.
Nancy C. Everett c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1955	Director	Since January 2015	Chairperson of the Equity Investment Committee (since January 2021); Director or Trustee of various Morgan Stanley Funds (since January 2015); Chief Executive Officer, Virginia Commonwealth University Investment Company (since November 2015); Owner, OBIR, LLC (institutional investment management consulting) (since June 2014); formerly, Managing Director, BlackRock, Inc. (February 2011-December 2013) and Chief Executive Officer, General Motors Asset Management (a/k/a Promark Global Advisors, Inc.) (June 2005-May 2010).	78

Formerly, Member of Virginia Commonwealth University School of Business Foundation (2005-2016); Member of Virginia Commonwealth University Board of Visitors (2013-2015); Member of Committee on Directors for Emerging Markets Growth Fund, Inc. (2007-2010); Chairperson of Performance Equity Management, LLC (2006-2010); and Chairperson, GMAM Absolute Return Strategies Fund, LLC (2006-2010).

21

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2021

Director and Officer Information (unaudited) (cont'd)

Independent Directors (cont'd):

Name, Address and Birth Year of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director During Past 5 Years***
Jakki L. Haussler c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1957	Director	Since January 2015	Director or Trustee of various Morgan Stanley Funds (since January 2015); Chairman, Opus Capital Group (since 1996); formerly, Chief Executive Officer, Opus Capital Group (1996-2019); Director, Capvest Venture Fund, LP (May 2000-December 2011); Partner, Adena Ventures, LP (July 1999-December 2010); Director, The Victory Funds (February 2005-July 2008).	78

Director, Barnes Group Inc. (since July 2021); Director of Cincinnati Bell Inc. and Member, Audit Committee and Chairman, Governance and Nominating Committee; Director of Service Corporation International and Member, Audit Committee and Investment Committee; Director of Northern Kentucky University Foundation and Member, Investment Committee; Member of Chase College of Law Transactional Law Practice Center Board of Advisors; Director of Best Transport; Director of Chase College of Law Board of Visitors; formerly, Member, University of Cincinnati Foundation Investment Committee; Member, Miami University Board of Visitors (2008-2011); Trustee of Victory Funds (2005-2008) and Chairman, Investment Committee (2007-2008) and Member, Service Provider Committee (2005-2008).

Dr. Manuel H. Johnson c/o Johnson Smick International, Inc. 220 I Street, NE Suite 200 Washington, D.C. 20002 Birth Year: 1949	Director	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Fixed Income, Liquidity and Alternatives Investment Committee (since January 2021), Chairperson of the Investment Committee (2006-2020) and Director or Trustee of various Morgan Stanley Funds (since July 1991); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly, Chairperson of the Audit Committee (July 1991-September 2006); Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	77	Director of NVR, Inc. (home construction).
Joseph J. Kearns c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1942	Director	Since August 1994	Senior Adviser, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 1994); formerly, Deputy Chairperson of the Audit Committee (July 2003-September 2006) and Chairperson of the Audit Committee of various Morgan Stanley Funds (since August 1994); CFO of the J. Paul Getty Trust (1982-1999).	78	Director, Rubicon Investments (since February 2019); Prior to August 2016, Director of Electro Rent Corporation (equipment leasing); Prior to December 31, 2013, Director of The Ford Family Foundation.
Michael F. Klein c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1958	Director	Since August 2006

Chairperson of the Risk Committee (since January 2021); Managing Director, Aetos Alternatives Management, LP (since March 2000); Co-President, Aetos Alternatives Management, LP (since January 2004) and Co-Chief Executive Officer of Aetos Alternatives Management, LP (since August 2013); Chairperson of the Fixed Income Sub-Committee of the Investment Committee (2006-2020) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management and President, various Morgan Stanley Funds (June 1998-March 2000); Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).

				77	Director of certain investment funds managed or sponsored by Aetos Alternatives Management, LP; Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).

22

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2021

Director and Officer Information (unaudited) (cont'd)

Independent Directors (cont'd):

Name, Address and Birth Year of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director During Past 5 Years***
Patricia A. Maleski c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1960	Director	Since January 2017	Director or Trustee of various Morgan Stanley Funds (since January 2017); Managing Director, JPMorgan Asset Management (2004-2016); Oversight and Control Head of Fiduciary and Conflicts of Interest Program (2015-2016); Chief Control Officer — Global Asset Management (2013-2015); President, JPMorgan Funds (2010-2013); Chief Administrative Officer (2004-2013); various other positions including Treasurer and Board Liaison (since 2001).	78	Trustee, Nutley Family Service Bureau, Inc. (since January 2022).
W. Allen Reed c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1947	Chair of the Board and Director	Chair of the Board since August 2020 and Director since August 2006	Chair of the Boards of various Morgan Stanley Funds (since August 2020); Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Vice Chair of the Boards of various Morgan Stanley Funds (January 2020-August 2020); President and Chief Executive Officer of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994-December 2005).	77	Formerly, Director of Legg Mason, Inc. (2006-2019); and Director of the Auburn University Foundation (2010-2015).
Frances L. Cashman c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1961	Advisory Board Member	Advisory Board Member Since January 2022	Chief Executive Officer, Asset Management Division, Euromoney Institutional Investor PLC (financial information) (May 2021-Present); Executive Vice President and various other roles, Legg Mason & Co. (asset management) (2010-2020); Managing Director, Stifel Nicolaus (2005-2010).	78

Trustee and Investment Committee Member, Georgia Tech Foundation (Since June 2019); Trustee and Chair of Marketing Committee, Loyola Blakefield (Since September 2017); Trustee, MMI Gateway Foundation (since September 2017); Director and Investment Committee Member, Catholic Community Foundation Board (2012-2018); Director and Investment Committee Member, St. Ignatius Loyola Academy (2011-2017).

Eddie A. Grier c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1955	Advisory Board Member	Advisory Board Member Since January 2022	Dean, Santa Clara University Leavey School of Business (since April 2021); Dean, Virginia Commonwealth University School of Business (2010-2021); President and various other roles, Walt Disney Company (entertainment and media) (1981-2010).	78

Director, Witt/Keiffer, Inc. (executive search) (since 2016); Director, NuStar GP, LLC (energy) (since August 2021); Director, Sonida Senior Living, Inc. (residential community operator) (2016-2021); Director, NVR, Inc. (homebuilding) (2013-2020); Director, Middleburg Trust Company (wealth management) (2014-2019); Director, Colonial Williamsburg Company (since 2012); Regent, University of Massachusetts Global (since 2021); Director and Chair, ChildFund International (2012-2021); Trustee, Brandman University (2010-2021); Director, Richmond Forum (2012-2019).

*  This is the earliest date the Director began serving the Morgan Stanley Funds. Each Director serves an indefinite term, until his or her successor is elected.

**  The Fund Complex includes (as of December 31, 2021) all open-end and closed-end funds (including all of their portfolios) advised by Morgan Stanley Investment Management Inc. (the "Adviser") and any funds that have an adviser that is an affiliated person of the Adviser (including, but not limited to, Morgan Stanley AIP GP LP).

***  This includes any directorships at public companies and registered investment companies held by the Director at any time during the past five years.

23

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2021

Director and Officer Information (unaudited) (cont'd)

Executive Officers:

Name, Address and Birth Year of Executive Officer	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years
John H. Gernon 522 Fifth Avenue New York, NY 10036 Birth Year: 1963	President and Principal Executive Officer	Since September 2013

President and Principal Executive Officer of the Equity and Fixed Income Funds and the Morgan Stanley AIP Funds (since September 2013) and the Liquidity Funds and various money market funds (since May 2014) in the Fund Complex; Managing Director of the Adviser.

Deidre A. Downes 1633 Broadway New York, NY 10019 Birth Year: 1977	Chief Compliance Officer	Since November 2021

Executive Director of the Adviser (since January 2021) and Chief Compliance Officer of various Morgan Stanley Funds (since November 2021). Formerly, Vice President and Corporate Counsel at PGIM and Prudential Financial (October 2016 -December 2020).

Francis J. Smith 522 Fifth Avenue New York, NY 10036 Birth Year: 1965	Treasurer and Principal Financial Officer	Treasurer since July 2003 and Principal Financial Officer since September 2002	Managing Director of the Adviser and various entities affiliated with the Adviser; Treasurer (since July 2003) and Principal Financial Officer of various Morgan Stanley Funds (since September 2002).
Mary E. Mullin 1633 Broadway New York, NY 10019 Birth Year: 1967	Secretary	Since June 1999	Managing Director of the Adviser; Secretary of various Morgan Stanley Funds (since June 1999).
Michael J. Key 522 Fifth Avenue New York, NY 10036 Birth Year: 1979	Vice President	Since June 2017

Vice President of the Equity and Fixed Income Funds, Liquidity Funds, various money market funds and the Morgan Stanley AIP Funds in the Fund Complex (since June 2017); Executive Director of the Adviser; Head of Product Development for Equity and Fixed Income Funds (since August 2013).

*  This is the earliest date the officer began serving the Morgan Stanley Funds. Each officer serves an indefinite term, until his or her successor is elected.

24

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2021

Adviser and Administrator

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

Sub-Adviser

Morgan Stanley Investment Management Limited
25 Cabot Square, Canary Wharf
London, E14 4QA, England

Distributor

Morgan Stanley Distribution, Inc.
522 Fifth Avenue
New York, New York 10036

Dividend Disbursing and Transfer Agent

DST Asset Manager Solutions, Inc.
2000 Crown Colony Drive
Quincy, Massachusetts 02169

Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Counsel to the Independent Directors

Perkins Coie LLP
1155 Avenue of the Americas,
22nd Floor
New York, New York 10036

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

Reporting to Shareholders

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its Semi-Annual and the Annual Reports within 60 days of the end of the fund's second and fourth fiscal quarters. The Semi-Annual and Annual Reports are filed electronically with the Securities and Exchange Commission ("SEC") on Form N-CSRS and Form N-CSR, respectively. Morgan Stanley also delivers the Semi-Annual and Annual Reports to fund shareholders and makes these reports available on its public website, www.morganstanley.com/im/shareholderreports. Each Morgan Stanley non-money market fund also files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters as an attachment to Form N-PORT. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, but makes the complete schedule of portfolio holdings for the fund's first and third fiscal quarters available on its public website. The holdings for each money market fund are also posted to the Morgan Stanley public website. You may obtain the Form N-PORT filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's website, www.sec.gov. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's email address (publicinfo@sec.gov).

Proxy Voting Policies and Procedures and Proxy Voting Record

You may obtain a copy of the Company's Proxy Voting Policy and Procedures and information regarding how the Company voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, without charge, upon request, by calling toll free 1 (800) 548-7786 or by visiting our website at www.morganstanley.com/im/shareholderreports. This information is also available on the SEC's website at www.sec.gov.

This report is submitted for the general information of the shareholders of the Fund. For more detailed information about the Fund, its fees and expenses and other pertinent information, please read its Prospectus. The Company's Statement of Additional Information contains additional information about the Fund, including its Directors. It is available, without charge, by calling 1 (800) 548-7786.

Householding Notice

To reduce printing and mailing costs, the Fund attempts to eliminate duplicate mailings to the same address. The Fund delivers a single copy of certain shareholder documents, including shareholder reports, prospectuses and proxy materials, to investors with the same last name who reside at the same address. Your participation in this program will continue for an unlimited period of time unless you instruct us otherwise. You can request multiple copies of these documents by calling (800) 548-7786, 8:00 a.m. to 6:00 p.m., ET. Once our Customer Service Center has received your instructions, we will begin sending individual copies for each account within 30 days.

This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective Prospectus. Read the Prospectus carefully before investing.

UIFGFANN
3997771 EXP 02.28.23

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2021

Global Infrastructure Portfolio

The Fund is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies offered by the separate accounts of certain life insurance companies.

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2021

Expense Example	2
Investment Overview	3
Portfolio of Investments	6
Statement of Assets and Liabilities	8
Statement of Operations	9
Statements of Changes in Net Assets	10
Financial Highlights	11
Notes to Financial Statements	13
Report of Independent Registered Public Accounting Firm	19
Liquidity Risk Management Program	20
Federal Tax Notice	21
Director and Officer Information	22

1

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2021

Expense Example (unaudited)

Global Infrastructure Portfolio

As a shareholder of the Global Infrastructure Portfolio (the "Fund"), you incur two types of costs: (1) insurance company charges; and (2) ongoing costs, which may include advisory fees, administration fees, distribution (12b-1) fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2021 and held for the entire six-month period.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any insurance company charges. Therefore, the table below is useful in comparing ongoing costs, but will not help you determine the relative total cost of owning different funds. In addition, if these insurance company charges were included, your costs would have been higher.

	Beginning Account Value 7/1/21	Actual Ending Account Value 12/31/21	Hypothetical Ending Account Value	Actual Expenses Paid During Period*	Hypothetical Expenses Paid During Period*	Net Expense Ratio During Period**
Global Infrastructure Portfolio Class I	$1,000.00	$1,040.70	$1,020.82	$4.48	$4.43	0.87%
Global Infrastructure Portfolio Class II	1,000.00	1,040.10	1,019.56	5.76	5.70	1.12

*  Expenses are calculated using each Fund Class' annualized net expense ratio (as disclosed), multiplied by the average account value over the period and multiplied by 184/365 (to reflect the most recent one-half year period).

**  Annualized.

2

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2021

Investment Overview (unaudited)

Global Infrastructure Portfolio

The Fund seeks both capital appreciation and current income.

Performance

For the fiscal year ended December 31, 2021, the Fund's Class I shares had a total return based on net asset value and reinvestment of distributions per share of 14.26%, net of fees, and 14.00%, net of fees, for Class II shares. The Fund's Class I and Class II shares underperformed the Fund's benchmark, the Dow Jones Brookfield Global Infrastructure IndexSM (the "Index"), which returned 19.87%, as well as the S&P Global BMI Index, a proxy for global equities, which returned 18.18%.

Factors Affecting Performance

•  Infrastructure shares increased 19.87% in the year ending December 31, 2021, as measured by the Index. From a sector perspective, gas midstream, ports, communications, pipeline companies, European regulated utilities, and water & waste outperformed the Index, while airports, toll roads, gas distribution utilities, diversified, and electricity transmission & distribution underperformed. Despite the wide dispersion of performance across sectors, all sectors generated positive absolute returns on the year.

•  Listed infrastructure's healthy 2021 performance, while welcomed, masked a turbulent and uneven year for the asset class beneath the surface. Return dispersion among subsectors ended 2021 at incredibly wide levels, with energy infrastructure and communications materially outpacing transportation and renewables. Even in areas with more stable fundamental operating environments like network utilities, we witnessed a wide dispersion of returns, with European (in particular U.K.) utilities meaningfully outperforming their U.S. and other regional counterparts.

•  While some of this share price dispersion was warranted and can be attributed to very favorable fundamental recovery coming out of the pandemic — energy infrastructure's strong recovery off a difficult 2020 is a prime example — we view other discrepancies as unjustified. Most notably, we view the poor multi-year relative performance of U.S. utilities as purely thematic and not consistent with robust operating trends. Additionally, we view the poor performance of European tower operators relative to their U.S. peers as unwarranted and largely a function of passive U.S. real estate fund flows, given that fundamentals in both regions are similar.

•  For the full-year 2021, the Fund underperformed the Index. From a bottom-up perspective, the Fund benefited from favorable stock selection in the airports, gas midstream, and water & waste sectors, which was offset by adverse stock selection in the gas distribution utilities, communications, and toll roads sectors. From a top-down perspective, generally speaking the Fund was negatively impacted by our utilities positioning, with our positions in renewable power-exposed developers and "energy transition" network utilities suffering relative to those network companies not exposed to renewable development. In addition, but to a lesser extent, we were negatively impacted by our overweight positioning in transportation infrastructure.

Management Strategies

•  We remain committed to our core investment philosophy as an infrastructure value investor. As value-oriented, bottom-up driven investors, our investment perspective is that over the medium and long term, the key factor in determining the performance of infrastructure securities will be underlying infrastructure asset values. Given the large and growing private infrastructure market, we believe that there are limits as to the level of premium or discount at which the public sector should trade relative to its underlying private infrastructure value. These limits can be viewed as the point at which the arbitrage opportunity between owning infrastructure in the private versus public markets becomes compelling. In aiming to achieve core infrastructure exposure in a cost-effective manner, we invest in equity securities of publicly listed infrastructure companies we believe offer the best value relative to their underlying infrastructure value and Net Asset Value growth prospects.

•  Our research currently leads us to an overweighting in the Fund to a group of companies in the toll roads, gas distribution utilities, and airports sectors, and an underweighting to companies in the electricity transmission & distribution, pipeline companies, European regulated utilities, diversified, gas midstream, water & waste, and ports sectors. Our positioning in communications is relatively in line with the index. Finally, we continue to retain out-of-benchmark positions in renewables, railroads, and certain other utilities that are not contained in the Index.

•  Given the dispersion of returns in 2021 and the discrepancies at the regional/stock level mentioned, what does this imply for 2022? Perhaps unsurprisingly, we view the opportunity set for listed infrastructure in 2022 to be solid. On the one hand, we expect areas with favorable to

3

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2021

Investment Overview (unaudited) (cont'd)

Global Infrastructure Portfolio

improving fundamental backdrops to continue to broadly perform well, in particular energy infrastructure (already favorable) and transportation (improving), as the global recovery expands. On the other hand, in areas like communications that are more mixed, we view certain stock-specific opportunities as particularly attractive. Finally, while we acknowledge there is currently an acute focus on interest rate levels and inflation trends, we continue to believe there are many utility companies trading at attractive valuation levels, in particular in the context of above historical average growth trends. Certainly, should the financial markets become more concerned about valuation (i.e., multiple) levels, such companies are likely to hold up well.

*  Performance shown for the Fund's Class I shares reflects the performance of the Class X shares of VIS Global Infrastructure for periods prior to April 28, 2014.

In accordance with SEC regulations, the Fund's performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class II shares will vary from the performance of Class I shares based upon its different inception date and will be negatively impacted by additional fees assessed to that class.

4

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2021

Investment Overview (unaudited) (cont'd)

Global Infrastructure Portfolio

Performance Compared to the Dow Jones Brookfield Global Infrastructure IndexSM(1) and the S&P Global BMI Index(2)

	Period Ended December 31, 2021
	Total Returns(3)
		Average Annual
	One Year	Five Years	Ten Years	Since Inception(5)
Fund – Class I(4)	14.26%	8.57%	9.27%	8.21%
Dow Jones Brookfield Global Infrastructure IndexSM	19.87	8.89	8.72	9.15
S&P Global BMI Index	18.18	14.53	12.34	8.69
Fund – Class II(4)	14.00	8.29	9.00	5.42
Dow Jones Brookfield Global Infrastructure IndexSM	19.87	8.89	8.72	7.58
S&P Global BMI Index	18.18	14.53	12.34	6.91

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please contact the issuing insurance company or speak with your financial advisor. Investment return and principal value will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance shown does not reflect fees and expenses imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would be lower.

(1)  The Dow Jones Brookfield Global Infrastructure IndexSM is a float-adjusted market capitalization weighted index that measures the stock performance of companies that exhibit strong infrastructure characteristics. The Index intends to measure all sectors of the infrastructure market. The Index was first published in July 2008; however, back-tested hypothetical performance information is available for this Index since December 31, 2002. Returns are calculated using the return data of the S&P Global BMI Index through December 31, 2002 and the return data of the Dow Jones Brookfield Global Infrastructure Index for periods thereafter. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)  The Standard & Poor's Global BMI Index (S&P Global BMI Index) is a broad market index designed to capture exposure to equities in all countries in the world that meet minimum size and liquidity requirements. The index members represent developed and emerging market countries. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(3)  Total returns for the Fund reflect fees waived and expenses reimbursed, if applicable, by the Adviser (as defined herein). Without such waivers and reimbursements, total returns would have been lower.

(4)  On April 28, 2014, the Variable Insurance Fund, Inc. (formerly Universal Institutional Funds, Inc.,) on behalf of the Fund, acquired substantially all of the assets and liabilities of Morgan Stanley Select" Dimensions Investment Series — Global Infrastructure Portfolio ("SD Global Infrastructure") and Morgan Stanley Variable Investment Series — Global Infrastructure Portfolio ("VIS Global Infrastructure") in exchange for shares of the Fund. The Fund adopted the financial and performance history of VIS Global Infrastructure. As a result, performance shown for Class I shares and Class II shares reflects the performance history of VIS Global Infrastructure's Class X shares and Class Y shares, respectively, for periods prior to April 28, 2014. VIS Global Infrastructure's Class X shares commenced operations on March 1, 1990 and Class Y shares commenced operations on June 5, 2000.

(5)  For comparative purposes, average annual since inception returns listed for the Indexes refer to the inception date or initial offering of the respective share class of the Fund, not the inception of the Index.

5

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2021

Portfolio of Investments

Global Infrastructure Portfolio

	Shares	Value (000)
Common Stocks (96.9%)
Australia (2.7%)
APA Group (Units) (a)(b)	12,710	$93
Atlas Arteria Ltd. (Units) (a)	76,652	386
Transurban Group (Units) (a)	196,627	1,977
		2,456
Canada (10.5%)
Enbridge, Inc.	69,480	2,714
GFL Environmental, Inc.	28,235	1,069
Gibson Energy, Inc.	134,763	2,388
Pembina Pipeline Corp.	39,493	1,198
TC Energy Corp.	46,404	2,158
		9,527
China (8.5%)
China Gas Holdings Ltd. (c)	3,020,000	6,274
Jiangsu Expressway Co., Ltd., Class H (c)	446,000	457
Zhejiang Expressway Co., Ltd., Class H (c)	1,064,000	949
		7,680
Denmark (1.4%)
Orsted A/S	9,691	1,241
France (4.8%)
Getlink SE	44,968	746
Vinci SA	34,027	3,599
		4,345
Germany (1.0%)
Vantage Towers AG	24,743	906
Hong Kong (0.8%)
Power Assets Holdings Ltd.	113,000	704
Italy (5.4%)
Atlantia SpA (d)	31,955	634
Infrastrutture Wireless Italiane SpA	224,212	2,719
Terna SpA	190,898	1,544
		4,897
Japan (1.0%)
East Japan Railway Co.	14,400	885
Mexico (2.5%)
Grupo Aeroportuario del Pacifico SAB de CV, Class B	80,133	1,106
Grupo Aeroportuario del Sureste SAB de CV, Class B	54,651	1,127
		2,233
New Zealand (0.5%)
Auckland International Airport Ltd. (d)	82,165	433
Portugal (1.6%)
EDP Renovaveis SA	57,945	1,445
	Shares	Value (000)
Spain (6.1%)
Aena SME SA (d)	3,416	$538
Cellnex Telecom SA	28,861	1,672
Ferrovial SA	42,267	1,322
Iberdrola SA	167,839	1,987
		5,519
Switzerland (0.7%)
Flughafen Zurich AG (Registered) (d)	3,478	625
United Kingdom (5.7%)
National Grid PLC	245,430	3,521
Pennon Group PLC	40,570	641
Severn Trent PLC	26,184	1,044
		5,206
United States (43.7%)
Ameren Corp.	9,539	849
American Electric Power Co., Inc.	26,230	2,334
American Tower Corp. REIT	21,090	6,169
American Water Works Co., Inc.	12,541	2,368
Atmos Energy Corp.	10,771	1,128
Avangrid, Inc. (b)	6,136	306
CenterPoint Energy, Inc.	30,227	844
Cheniere Energy, Inc.	22,158	2,247
Crown Castle International Corp. REIT	32,758	6,838
Edison International	24,874	1,698
Eversource Energy	19,602	1,783
NextEra Energy, Inc.	17,226	1,608
NiSource, Inc.	29,174	806
ONEOK, Inc.	23,567	1,385
PG&E Corp. (d)	14,200	172
SBA Communications Corp. REIT	8,871	3,451
Sempra Energy	19,290	2,552
Targa Resources Corp.	28,675	1,498
Williams Cos., Inc. (The)	56,383	1,468
		39,504
Total Common Stocks (Cost $68,627)		87,606
Short-Term Investment (2.8%)
Investment Company (2.8%)
Morgan Stanley Institutional Liquidity Funds — Treasury Portfolio — Institutional Class Institutional Class (See Note H) (Cost $2,577)	2,576,953	2,577
Total Investments (99.7%) (Cost $71,204) Including $397 of Securities Loaned (e)(f)		90,183
Other Assets in Excess of Liabilities (0.3%)		247
Net Assets (100.0%)		$90,430

The accompanying notes are an integral part of the financial statements.
6

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2021

Portfolio of Investments (cont'd)

Global Infrastructure Portfolio

Country assignments and aggregations are based generally on third party vendor classifications and information, and may be different from the assignments and aggregations under the policies set forth in the Fund's prospectus and/or statement of additional information relating to geographic classifications.

(a)  Consists of one or more classes of securities traded together as a unit; stocks with attached warrants.

(b)  All or a portion of this security was on loan at December 31, 2021.

(c)  Security trades on the Hong Kong exchange.

(d)  Non-income producing security.

(e)  The approximate fair value and percentage of net assets, $14,073,000 and 15.6%, respectively, represent the securities that have been fair valued under the fair valuation policy for international investments as described in Note A-1 within the Notes to the Financial Statements.

(f)  At December 31, 2021, the aggregate cost for federal income tax purposes is approximately $73,070,000. The aggregate gross unrealized appreciation is approximately $21,368,000 and the aggregate gross unrealized depreciation is approximately $4,229,000, resulting in net unrealized appreciation of approximately $17,139,000.

REIT  Real Estate Investment Trust.

Portfolio Composition

Classification	Percentage of Total Investments
Oil & Gas Storage & Transportation	28.7%
Communications	24.1
Other*	17.7
Electricity Transmission & Distribution	17.4
Diversified	6.4
Toll Roads	5.7
Total Investments	100.0%

*  Industries and/or investment types representing less than 5% of total investments.

The accompanying notes are an integral part of the financial statements.
7

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2021

Global Infrastructure Portfolio

Statement of Assets and Liabilities	December 31, 2021 (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Value(1) (Cost $68,627)	$87,606
Investment in Security of Affiliated Issuer, at Value (Cost $2,577)	2,577
Total Investments in Securities, at Value (Cost $71,204)	90,183
Foreign Currency, at Value (Cost $18)	18
Receivable for Investments Sold	242
Dividends Receivable	221
Tax Reclaim Receivable	22
Receivable for Fund Shares Sold	3
Receivable from Affiliate	—	@
Receivable from Securities Lending Income	—	@
Other Assets	12
Total Assets	90,701
Liabilities:
Payable for Fund Shares Redeemed	55
Payable for Advisory Fees	50
Payable for Professional Fees	46
Payable for Servicing Fees	45
Payable for Custodian Fees	42
Payable for Distribution Fees — Class II Shares	11
Payable for Administration Fees	6
Payable for Transfer Agency Fees	1
Other Liabilities	15
Total Liabilities	271
NET ASSETS	$90,430
Net Assets Consist of:
Paid-in-Capital	$65,925
Total Distributable Earnings	24,505
Net Assets	$90,430
CLASS I:
Net Assets	$36,573
Net Asset Value, Offering and Redemption Price Per Share Applicable to 4,384,936 Outstanding $0.001 Par Value Shares (Authorized 500,000,000 Shares)	$8.34
CLASS II:
Net Assets	$53,857
Net Asset Value, Offering and Redemption Price Per Share Applicable to 6,512,306 Outstanding $0.001 Par Value Shares (Authorized 500,000,000 Shares)	$8.27
(1) Including:
Securities on Loan, at Value:	$397

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
8

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2021

Global Infrastructure Portfolio

Statement of Operations	Year Ended December 31, 2021 (000)
Investment Income:
Dividends from Securities of Unaffiliated Issuers (Net of $136 of Foreign Taxes Withheld)	$2,483
Income from Securities Loaned — Net	8
Dividends from Security of Affiliated Issuer (Note H)	— @
Total Investment Income	2,491
Expenses:
Advisory Fees (Note B)	711
Professional Fees	140
Distribution Fees — Class II Shares (Note E)	119
Servicing Fees (Note D)	118
Custodian Fees (Note G)	68
Administration Fees (Note C)	67
Shareholder Reporting Fees	23
Transfer Agency Fees (Note F)	6
Directors' Fees and Expenses	6
Pricing Fees	4
Other Expenses	12
Total Expenses	1,274
Waiver of Advisory Fees (Note B)	(428)
Rebate from Morgan Stanley Affiliate (Note H)	(1)
Net Expenses	845
Net Investment Income	1,646
Realized Gain (Loss):
Investments Sold	6,026
Foreign Currency Translation	(2)
Net Realized Gain	6,024
Change in Unrealized Appreciation (Depreciation):
Investments	3,186
Foreign Currency Translation	(1)
Net Change in Unrealized Appreciation (Depreciation)	3,185
Net Realized Gain and Change in Unrealized Appreciation (Depreciation)	9,209
Net Increase in Net Assets Resulting from Operations	$10,855

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
9

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2021

Global Infrastructure Portfolio

Statements of Changes in Net Assets	Year Ended December 31, 2021 (000)	Year Ended December 31, 2020 (000)
Increase (Decrease) in Net Assets:
Operations:
Net Investment Income	$1,646	$1,471
Net Realized Gain	6,024	2,392
Net Change in Unrealized Appreciation (Depreciation)	3,185	(5,625)
Net Increase (Decrease) in Net Assets Resulting from Operations	10,855	(1,762)
Dividends and Distributions to Shareholders:
Class I	(2,180)	(1,168)
Class II	(2,860)	(1,196)
Total Dividends and Distributions to Shareholders	(5,040)	(2,364)
Capital Share Transactions:(1)
Class I:
Subscribed	1,945	1,652
Distributions Reinvested	2,180	1,168
Redeemed	(6,091)	(7,202)
Class II:
Subscribed	14,755	5,363
Distributions Reinvested	2,860	1,196
Redeemed	(8,179)	(9,123)
Net Increase (Decrease) in Net Assets Resulting from Capital Share Transactions	7,470	(6,946)
Total Increase (Decrease) in Net Assets	13,285	(11,072)
Net Assets:
Beginning of Period	77,145	88,217
End of Period	$90,430	$77,145
(1) Capital Share Transactions:
Class I:
Shares Subscribed	241	225
Shares Issued on Distributions Reinvested	267	164
Shares Redeemed	(745)	(958)
Net Decrease in Class I Shares Outstanding	(237)	(569)
Class II:
Shares Subscribed	1,822	714
Shares Issued on Distributions Reinvested	354	169
Shares Redeemed	(1,022)	(1,237)
Net Increase (Decrease) in Class II Shares Outstanding	1,154	(354)

The accompanying notes are an integral part of the financial statements.
10

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2021

Financial Highlights

Global Infrastructure Portfolio

	Class I
	Year Ended December 31,
Selected Per Share Data and Ratios	2021		2020		2019		2018		2017
Net Asset Value, Beginning of Period	$7.76		$8.12		$6.80		$7.91		$7.53
Income (Loss) from Investment Operations:
Net Investment Income(1)	0.17		0.15		0.20		0.20		0.23
Net Realized and Unrealized Gain (Loss)	0.92		(0.26)		1.69		(0.79)		0.72
Total from Investment Operations	1.09		(0.11)		1.89		(0.59)		0.95
Distributions from and/or in Excess of:
Net Investment Income	(0.21)		(0.13)		(0.22)		(0.23)		(0.19)
Net Realized Gain	(0.30)		(0.12)		(0.35)		(0.29)		(0.38)
Total Distributions	(0.51)		(0.25)		(0.57)		(0.52)		(0.57)
Net Asset Value, End of Period	$8.34		$7.76		$8.12		$6.80		$7.91
Total Return(2)	14.26%		(1.15)%		28.30%		(7.85)%		12.96%
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$36,573		$35,868		$42,162		$38,642		$50,116
Ratio of Expenses Before Expense Limitation	1.38%		1.36%		1.33%		1.34%		1.34%
Ratio of Expenses After Expense Limitation	0.87	%(3)	0.87	%(3)	0.87	%(3)	0.87	%(3)	0.86	%(3)
Ratio of Net Investment Income	2.11	%(3)	2.06	%(3)	2.58	%(3)	2.80	%(3)	2.98	%(3)
Ratio of Rebate from Morgan Stanley Affiliates	0.00	%(4)	0.00	%(4)	0.00	%(4)	0.00	%(4)	0.01%
Portfolio Turnover Rate	59%		62%		30%		44%		43%

(1)  Per share amount is based on average shares outstanding.

(2)  Calculated based on the net asset value as of the last business day of the period. Performance does not reflect fees and expenses imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total return would be lower.

(3)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(4)  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
11

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2021

Financial Highlights

Global Infrastructure Portfolio

	Class II
	Year Ended December 31,
Selected Per Share Data and Ratios	2021		2020		2019		2018		2017
Net Asset Value, Beginning of Period	$7.70		$8.06		$6.76		$7.85		$7.49
Income (Loss) from Investment Operations:
Net Investment Income(1)	0.15		0.13		0.18		0.18		0.21
Net Realized and Unrealized Gain (Loss)	0.92		(0.26)		1.67		(0.77)		0.71
Total from Investment Operations	1.07		(0.13)		1.85		(0.59)		0.92
Distributions from and/or in Excess of:
Net Investment Income	(0.20)		(0.11)		(0.20)		(0.21)		(0.18)
Net Realized Gain	(0.30)		(0.12)		(0.35)		(0.29)		(0.38)
Total Distributions	(0.50)		(0.23)		(0.55)		(0.50)		(0.56)
Net Asset Value, End of Period	$8.27		$7.70		$8.06		$6.76		$7.85
Total Return(2)	14.00%		(1.43)%		27.87%		(7.89)%		12.54%
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$53,857		$41,277		$46,055		$38,193		$45,234
Ratio of Expenses Before Expense Limitation	1.63%		1.61%		1.58%		1.59%		1.59%
Ratio of Expenses After Expense Limitation	1.12	%(3)	1.12	%(3)	1.12	%(3)	1.12	%(3)	1.11	%(3)
Ratio of Net Investment Income	1.86	%(3)	1.81	%(3)	2.33	%(3)	2.55	%(3)	2.73	%(3)
Ratio of Rebate from Morgan Stanley Affiliates	0.00	%(4)	0.00	%(4)	0.00	%(4)	0.00	%(4)	0.01%
Portfolio Turnover Rate	59%		62%		30%		44%		43%

(1)  Per share amount is based on average shares outstanding.

(2)  Calculated based on the net asset value as of the last business day of the period. Performance does not reflect fees and expenses imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total return would be lower.

(3)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(4)  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
12

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2021

Notes to Financial Statements

Morgan Stanley Variable Insurance Fund, Inc. (the "Company") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Company is comprised of ten separate active, diversified and non-diversified funds (individually referred to as a "Fund," collectively as the "Funds"). The Company applies investment company accounting and reporting guidance.

The accompanying financial statements relate to the Global Infrastructure Portfolio. The Fund seeks both capital appreciation and current income. The Fund offers two classes of shares — Class I and Class II. Both classes of shares have identical voting rights (except that shareholders of a Class have exclusive voting rights regarding any matter relating solely to that Class of shares), dividend, liquidation and other rights.

The Company is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies offered by the separate accounts of certain life insurance companies.

A. Significant Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles ("GAAP"). Such policies are consistently followed by the Company in the preparation of its financial statements. GAAP may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1.  Security Valuation: (1) An equity portfolio security listed or traded on an exchange is valued at its latest reported sales price (or at the exchange official closing price if such exchange reports an official closing price), and if there were no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant exchanges. If only bid prices are available then the latest bid price may be used. Listed equity securities not traded on the valuation date with no reported bid and asked prices available on the exchange are valued at the mean between the current bid and asked prices obtained from one or more reputable brokers or dealers. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market; (2) all other equity portfolio securities for which over-the-counter ("OTC") market quotations are readily available are valued at the latest reported sales price (or at the market official closing price if such market reports an official closing price), and if there was no trading in the security on a given day and if there is no official closing price from relevant markets for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant markets. An unlisted equity security that does not trade on the valuation date and for which bid and asked prices from the relevant markets are unavailable is valued at the mean between the current bid and asked prices obtained from one or more reputable brokers or dealers; (3) certain portfolio securities may be valued by an outside pricing service/vendor approved by the Company's Board of Directors (the "Directors"). The pricing service/vendor may employ a pricing model that takes into account, among other things, bids, yield spreads and/or other market data and specific security characteristics. Alternatively, if a valuation is not available from an outside pricing service/vendor, and the security trades on an exchange, the security may be valued at its latest reported sale price (or at the exchange official closing price if such exchange reports an official closing price), prior to the time when assets are valued. If there are no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available in the relevant exchanges. If only bid prices are available then the latest bid price may be used. If Morgan Stanley Investment Management Inc. (the "Adviser"), a wholly-owned subsidiary of Morgan Stanley, determines that the price provided by the outside pricing service/vendor or exchange does not reflect the security's fair value or is unable to provide a price, prices from brokers or dealers may also be utilized. In these circumstances, the value of the security will be the mean of bid and asked prices obtained from brokers or dealers; (4) when market quotations are not readily available, including circumstances under which the Adviser determines that the closing price, last sale price or the mean between the last reported bid and asked prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Directors. Occasionally, developments affecting the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business of the New York Stock Exchange ("NYSE"). If developments occur during such periods that are expected to materially affect the value of such securities, such valuations may be adjusted to reflect the estimated fair value of such securities as of the close of the NYSE, as determined in good faith by the Directors or

13

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2021

Notes to Financial Statements (cont'd)

by the Adviser using a pricing service and/or procedures approved by the Directors; (5) quotations of foreign portfolio securities, other assets and liabilities and forward contracts stated in foreign currency are translated into U.S. dollar equivalents at the prevailing market rates prior to the close of the NYSE; and (6) investments in mutual funds, including the Morgan Stanley Institutional Liquidity Funds, are valued at the net asset value ("NAV") as of the close of each business day.

The Directors have responsibility for determining in good faith the fair value of the investments, and the Directors may appoint others, such as the Company's Adviser or a valuation committee, to assist the Directors in determining fair value and to make the actual calculations pursuant to the fair valuation methodologies previously approved by the Directors. Under procedures approved by the Directors, the Company's Adviser has formed a Valuation Committee whose members are approved by the Directors. The Valuation Committee provides administration and oversight of the Company's valuation policies and procedures, which are reviewed at least annually by the Directors. These procedures allow the Company to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

2.  Fair Value Measurement: Financial Accounting Standards Board ("FASB") Accounting Standards CodificationTM ("ASC") 820, "Fair Value Measurement" ("ASC 820"), defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below:

•  Level 1 – unadjusted quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 – significant unobservable inputs including the Fund's own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

The following is a summary of the inputs used to value the Fund's investments as of December 31, 2021:

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Common Stocks
Airports	$2,666	$1,163	$—	$3,829
Commercial Services & Supplies	1,069	—	—	1,069
Communications	16,458	5,297	—	21,755
Diversified	4,443	1,322	—	5,765
Electricity Transmission & Distribution	12,126	3,531	—	15,657
Oil & Gas Storage & Transportation	25,909	—	—	25,909
Railroads	—	885	—	885
Renewables	1,445	1,241	—	2,686
Toll Roads	4,515	634	—	5,149
Utilities	849	—	—	849
Water	4,053	—	—	4,053
Total Common Stocks	73,533	14,073	—	87,606
Short-Term Investment
Investment Company	2,577	—	—	2,577
Total Assets	$76,110	$14,073	$—	$90,183

14

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2021

Notes to Financial Statements (cont'd)

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes.

3.  Repurchase Agreements: The Fund may enter into repurchase agreements under which the Fund lends cash and takes possession of securities with an agreement that the counterparty will repurchase such securities. In connection with transactions in repurchase agreements, a bank as custodian for the Fund takes possession of the underlying securities which are held as collateral, with a market value at least equal to the amount of the repurchase transaction, including principal and accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine that the value of the collateral does not decrease below the repurchase price plus accrued interest as earned. If such a decrease occurs, additional collateral will be requested and, when received, will be added to the account to maintain full collateralization. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral proceeds may be subject to cost and delays. The Fund, along with other affiliated investment companies, may utilize a joint trading account for the purpose of entering into repurchase agreements.

4.  Foreign Currency Translation and Foreign Investments: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars as follows:

—  investments, other assets and liabilities at the prevailing rate of exchange on the valuation date;

—  investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) on investments in securities are included in the reported net realized and unrealized gains (losses) on investment transactions and balances. However, pursuant to U.S. federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are treated as ordinary income for U.S. federal income tax purposes.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from foreign currency forward exchange contracts, disposition of foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. The change in unrealized currency gains (losses) on foreign currency transactions for the period is reflected in the Statement of Operations.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, fluctuations of exchange rates in relation to the U.S. dollar, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

Governmental approval for foreign investments may be required in advance of making an investment under certain circumstances in some countries, and the extent of foreign investments in domestic companies may be subject to limitation in other countries. Foreign ownership limitations also may be imposed by the charters of individual companies to prevent, among other concerns, violations of foreign investment limitations. As a result, an additional class of shares (identified as "Foreign" in the Portfolio of Investments) may be created and offered for investment. The "local" and "foreign shares" market values may differ. In the absence of trading of the foreign shares in such markets, the Fund values the foreign shares at the closing exchange price of the local shares.

5.  Securities Lending: The Fund lends securities to qualified financial institutions, such as broker-dealers, to earn additional income. Any increase or decrease in the fair value of the securities loaned that might occur and any interest earned or dividends declared on those securities during the term of the loan would remain in the Fund. The Fund would receive cash or securities as collateral in an amount equal to or exceeding 100% of the

15

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2021

Notes to Financial Statements (cont'd)

current fair value of the loaned securities. The collateral is marked-to-market daily by State Street Bank and Trust Company ("State Street"), the securities lending agent, to ensure that a minimum of 100% collateral coverage is maintained.

Based on pre-established guidelines, the securities lending agent invests any cash collateral that is received in an affiliated money market portfolio and repurchase agreements. Securities lending income is generated from the earnings on the invested collateral and borrowing fees, less any rebates owed to the borrowers and compensation to the lending agent, and is recorded as "Income from Securities Loaned — Net" in the Fund's Statement of Operations. Risks in securities lending transactions are that a borrower may not provide additional collateral when required or return the securities when due, and that the value of the short-term investments will be less than the amount of cash collateral plus any rebate that is required to be returned to the borrower.

The Fund has the right under the securities lending agreement to recover the securities from the borrower on demand.

The following table presents financial instruments that are subject to enforceable netting arrangements as of December 31, 2021:

Gross Amounts Not Offset in the Statement of Assets and Liabilities
Gross Asset Amounts Presented in the Statement of Assets and Liabilities (000)		Financial Instrument (000)	Collateral Received (000)		Net Amount (not less than $0) (000)
$397	(a)	$—	$(397	)(b)(c)	$0

(a)  Represents market value of loaned securities at year end.

(b)  The Fund received non-cash collateral of approximately $414,000 in the form of U.S. Government obligations, which the Fund cannot sell or repledge, and accordingly are not reflected in the Portfolio of Investments.

(c)  The actual collateral received is greater than the amount shown here due to overcollateralization.

6.  Indemnifications: The Company enters into contracts that contain a variety of indemnifications. The Company's maximum exposure under these arrangements is unknown. However, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

7.  Security Transactions, Income and Expenses: Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on the sale of investment securities are determined on the specific identified cost method. Dividend income and other distributions are recorded on the ex-dividend date (except for certain foreign dividends which may be recorded as soon as the Fund is informed of such dividends) net of applicable withholding taxes. Interest income is recognized on the accrual basis net of applicable withholding taxed except where collection is in doubt. Discounts are accreted and premiums are amortized over the life of the respective securities. Most expenses of the Company can be directly attributed to a particular Fund. Expenses which cannot be directly attributed are apportioned among the Funds based upon relative net assets or other appropriate methods. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets.

Settlement and registration of foreign securities transactions may be subject to significant risks not normally associated with investments in the United States. In certain markets, ownership of shares is defined according to entries in the issuer's share register. It is possible that a Fund holding these securities could lose its share registration through fraud, negligence or even mere oversight. In addition, shares being delivered for sales and cash being paid for purchases may be delivered before the exchange is complete. This may subject the Fund to further risk of loss in the event of a failure to complete the transaction by the counterparty.

8.  Dividends and Distributions to Shareholders: Dividends and distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed at least annually.

B. Advisory Fees: The Adviser, a wholly-owned subsidiary of Morgan Stanley, provides the Fund with advisory services under the terms of an Investment Advisory Agreement, paid quarterly, at an annual rate of 0.85% of the daily net assets of the Fund.

The Adviser has agreed to reduce its advisory fee and/or reimburse the Fund so that total annual Fund operating expenses, excluding certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 0.87% for Class I shares and 1.12% for Class II shares. The fee waivers and/or expense reimbursements will continue for at least one year from the date of the Fund's prospectus or until such time as the Directors act to discontinue all or a portion of such waivers and/or reimbursements when they deem such action is appropriate. For the year ended December 31, 2021, approximately $428,000 of advisory fees were waived pursuant to this arrangement.

16

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2021

Notes to Financial Statements (cont'd)

C. Administration Fees: The Adviser also serves as Administrator to the Company and provides administrative services pursuant to an Administration Agreement for an annual fee, accrued daily and paid monthly, of 0.08% of the Fund's average daily net assets.

Under a Sub-Administration Agreement between the Administrator and State Street, State Street provides certain administrative services to the Company. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Fund.

D. Servicing Fees: The Company accrues daily and pays quarterly a servicing fee of up to 0.17% of the average daily value of shares of the Fund held in an insurance company's account. Certain insurance companies have entered into a servicing agreement with the Company to provide administrative and other contract-owner related services on behalf of the Fund.

E. Distribution Fees: Morgan Stanley Distribution, Inc. ("MSDI" or the "Distributor"), a wholly-owned subsidiary of the Adviser and an indirect subsidiary of Morgan Stanley, serves as the Distributor of the Fund and provides the Fund's Class II shareholders with distribution services pursuant to a Distribution Plan (the "Plan") in accordance with Rule 12b-1 under the Act. Under the Plan, the Fund is authorized to pay the Distributor a distribution fee, which is accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class II shares.

F. Dividend Disbursing and Transfer Agent: The Company's dividend disbursing and transfer agent is DST Asset Manager Solutions, Inc. ("DST"). Pursuant to a Transfer Agency Agreement, the Company pays DST a fee based on the number of classes, accounts and transactions relating to the Funds of the Company.

G. Custodian Fees: State Street (the "Custodian") also serves as Custodian for the Company in accordance with a Custodian Agreement. The Custodian holds cash, securities and other assets of the Company as required by the Act. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

H. Security Transactions and Transactions with Affiliates: For the year ended December 31, 2021, purchases and sales of investment securities for the Fund, other than long-term U.S. Government securities and short-term investments were approximately $52,572,000 and $47,681,000, respectively. There were no purchases and sales of long-term

U.S. Government securities for the year ended December 31, 2021.

The Fund invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds (the "Liquidity Funds"), an open-end management investment company managed by the Adviser, both directly and as a portion of the securities held as collateral on loaned securities. Advisory fees paid by the Fund are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Fund due to its investment in the Liquidity Funds. For the year ended December 31, 2021, advisory fees paid were reduced by approximately $1,000 relating to the Fund's investment in the Liquidity Funds.

A summary of the Fund's transactions in shares of affiliated investments during the year ended December 31, 2021 is as follows:

Affiliated Investment Company	Value December 31, 2020 (000)	Purchases at Cost (000)	Proceeds from Sales (000)	Dividend Income (000)
Liquidity Funds	$4,169	$29,951	$31,543	$—	@
Affiliated Investment Company (cont'd)	Realized Gain (Loss) (000)	Change in Unrealized Appreciation (Depreciation) (000)	Value December 31, 2021 (000)
Liquidity Funds	$—	$—	$2,577

@  Amount is less than $500.

The Fund is permitted to purchase and sell securities ("cross-trade") from and to other Morgan Stanley funds as well as other funds and client accounts for which the Adviser or an affiliate of the Adviser serves as investment adviser, pursuant to procedures approved by the Directors in compliance with Rule 17a-7 under the Act (the "Rule"). Each cross-trade is executed at the current market price in compliance with provisions of the Rule. For the year ended December 31, 2021, the Fund did not engage in any cross-trade transactions.

The Fund has an unfunded Deferred Compensation Plan (the "Compensation Plan"), which allows each independent Director to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Directors. Each eligible Director generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley funds that are offered as investment options under the Compensation Plan. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the NAV of the Fund.

17

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2021

Notes to Financial Statements (cont'd)

I. Federal Income Taxes: It is the Fund's intention to continue to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income. Accordingly, no provision for federal income taxes is required in the financial statements.

The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

FASB ASC 740-10, "Income Taxes — Overall", sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in "Other Expenses" in the Statement of Operations. The Fund files tax returns with the U.S. Internal Revenue Service, New York and various states. Generally, each of the tax years in the four-year period ended December 31, 2021 remains subject to examination by taxing authorities.

The tax character of distributions paid may differ from the character of distributions shown for GAAP purposes due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during fiscal years 2021 and 2020 was as follows:

2021 Distributions Paid From:		2020 Distributions Paid From:
Ordinary Income (000)	Long-Term Capital Gain (000)	Ordinary Income (000)	Long-Term Capital Gain (000)
$2,024	$3,016	$1,179	$1,185

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are attributable to differing book and tax treatments for the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

The Fund had no permanent differences causing reclassifications among the components of net assets for the year ended December 31, 2021.

At December 31, 2021, the components of distributable earnings for the Fund on a tax basis were as follows:

Undistributed Ordinary Income (000)	Undistributed Long-Term Capital Gain (000)
$3,323	$4,045

J. Credit Facility: The Company and other Morgan Stanley funds participated in a $300,000,000 committed, unsecured revolving line of credit facility (the "Facility") with State Street. This Facility is to be used for temporary emergency purposes or funding of shareholder redemption requests. The interest rate on borrowings is based on the federal funds rate or 1 month LIBOR rate plus a spread. Effective April 19, 2021, the interest rate on borrowings is based on the federal funds effective rate or overnight bank funding rate plus a spread. The Facility also has a commitment fee of 0.25% per annum based on the unused portion of the Facility. During the year ended December 31, 2021, the Fund did not have any borrowings under the Facility.

K. Other: At December 31, 2021, the Fund had record owners of 10% or greater. Investment activities of these shareholders could have a material impact on the Fund. The aggregate percentage of such owners was 59.8%.

L. Market Risk: The outbreak of the coronavirus ("COVID-19") and the recovery responses could adversely impact the operations of the Fund and its service providers and financial performance of the Fund and the Fund's investments. The extent of such impact depends on future developments, including (i) the duration and spread of the outbreak, (ii) the restrictions and advisories, (iii) the effects on the financial markets, (iv) government and regulatory responses, and (v) the effects on the economy overall as a result of developments such as disruption to consumer demand, economic output and supply chains. The duration and extent of COVID-19 and associated economic and market conditions and uncertainty over the long term cannot be reasonably estimated at this time. The ultimate impact of COVID-19 and the extent to which the associated conditions impact the Fund will also depend on future developments, which are highly uncertain, difficult to accurately predict and subject to change at any time. If the financial performance of the Fund's investments is impacted because of these factors for an extended period, the Fund's investment results may be adversely affected.

18

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2021

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of
Morgan Stanley Variable Insurance Fund, Inc. —
Global Infrastructure Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Global Infrastructure Portfolio (the "Fund") (one of the funds constituting Morgan Stanley Variable Insurance Fund, Inc. (the "Company")), including the portfolio of investments, as of December 31, 2021, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of Global Infrastructure Portfolio (one of the funds constituting Morgan Stanley Variable Insurance Fund, Inc.) at December 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Company in accordance with the U.S. federal securities law and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of the Company's internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2021by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Morgan Stanley investment companies since 2000.
Boston, Massachusetts
February 18, 2022

19

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2021

Liquidity Risk Management Program (unaudited)

In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the "Liquidity Rule"), the Fund has adopted and implemented a liquidity risk management program (the "Program"), which is reasonably designed to assess and manage the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of remaining investors' interests in the Fund (i.e., liquidity risk). The Fund's Board of Directors (the "Board") previously approved the designation of the Liquidity Risk Subcommittee (the "LRS") as Program administrator. The LRS is comprised of representatives from various divisions within Morgan Stanley Investment Management.

At a meeting held on March 3-4, 2021, the Board reviewed a written report prepared by the LRS that addressed the Program's operation and assessed its adequacy, and effectiveness of implementation for the period from January 1, 2020, through December 31, 2020, as required under the Liquidity Rule, and discussed the impact of the COVID-19 pandemic on liquidity and the LRS's assessment of liquidity risk during the reporting period, including during the distressed market environment caused by the onset of the COVID-19 pandemic. The report concluded that the Program operated effectively and was adequately and effectively implemented in all material aspects, and that the relevant controls and safeguards were appropriately designed to enable the LRS to administer the Program in compliance with the Liquidity Rule.

In accordance with the Program, the LRS assessed each Fund's liquidity risk no less frequently than annually taking into consideration certain factors, as applicable, such as (i) investment strategy and liquidity of portfolio investments, (ii) short-term and long-term cash flow projections and (iii) holdings of cash and cash equivalents and borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions.

Each Fund portfolio investment is classified into one of four liquidity categories, which classification is assessed at least monthly by the LRS. The classification is based on a determination of the number of days it is reasonably expected to take to convert the investment into cash, or sell or dispose of the investment, in current market conditions without significantly changing the market value of the investment. Liquidity classification determinations take into account various market, trading and investment-specific considerations, as well as market depth, and in some cases utilize third-party vendor data.

The Liquidity Rule limits a fund's investments in illiquid investments to 15% of its net assets and requires funds that do not primarily hold assets that are highly liquid investments to determine and maintain a minimum percentage of the fund's net assets to be invested in highly liquid investments (highly liquid investment minimum or "HLIM"). The LRS believes that the Program includes provisions reasonably designed to review, monitor and comply with the 15% limit on illiquid investments and for determining, periodically reviewing and complying with the HLIM requirement, as applicable.

There can be no assurance that the Program will achieve its objectives under all circumstances in the future. Please refer to the Fund's prospectus for more information regarding the Fund's exposure to liquidity risk and other risks to which it may be subject.

20

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2021

Federal Tax Notice (unaudited)

For federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during its taxable year ended December 31, 2021. For corporate shareholders 21.7% of the dividends qualified for the dividends received deduction.

The Fund designated and paid approximately $3,016,000 as a long-term capital gain distribution.

For federal income tax purposes, the following information is furnished with respect to the Fund's earnings for its taxable year ended December 31, 2021. When distributed, certain earnings may be subject to a maximum tax rate of 15% as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund designated up to a maximum of approximately $1,615,000 as taxable at this lower rate.

The Fund intends to pass through foreign tax credits of approximately $136,000 and has derived net income from sources within foreign countries amounting to approximately $1,740,000.

In January, the Fund provides tax information to shareholders for the preceding calendar year.

21

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2021

Director and Officer Information (unaudited)

Independent Directors:

Name, Address and Birth Year of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director During Past 5 Years***
Frank L. Bowman c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1944	Director	Since August 2006

President, Strategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Morgan Stanley Funds (since August 2006); Chairperson of the Compliance and Insurance Committee (since October 2015); formerly, Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee (2007-2015); served as President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) (February 2005-November 2008); retired as Admiral, U.S. Navy after serving over 38 years on active duty including 8 years as Director of the Naval Nuclear Propulsion Program in the Department of the Navy and the U.S. Department of Energy (1996-2004); served as Chief of Naval Personnel (July 1994-September 1996) and on the Joint Staff as Director of Political Military Affairs (June 1992-July 1994); knighted as Honorary Knight Commander of the Most Excellent Order of the British Empire; awarded the Officier de l'Orde National du Mérite by the French Government; elected to the National Academy of Engineering (2009).

				77

Director of Naval and Nuclear Technologies LLP; Director Emeritus of the Armed Services YMCA; Member of the National Security Advisory Council of the Center for U.S. Global Engagement and a member of the CNA Military Advisory Board; Chairman of Fairhaven United Methodist Church; Member of the Board of Advisors of the Dolphin Scholarship Foundation; Director of other various nonprofit organizations; formerly, Director of BP, plc (November 2010-May 2019).

Kathleen A. Dennis c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1953	Director	Since August 2006	Chairperson of the Governance Committee (since January 2021), Chairperson of the Liquidity and Alternatives Sub-Committee of the Investment Committee (2006-2020) and Director or Trustee of various Morgan Stanley Funds (since August 2006); President, Cedarwood Associates (mutual fund and investment management consulting) (since July 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	77	Board Member, University of Albany Foundation (2012-present); Board Member, Mutual Funds Directors Forum (2014-present); Director of various non-profit organizations.
Nancy C. Everett c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1955	Director	Since January 2015	Chairperson of the Equity Investment Committee (since January 2021); Director or Trustee of various Morgan Stanley Funds (since January 2015); Chief Executive Officer, Virginia Commonwealth University Investment Company (since November 2015); Owner, OBIR, LLC (institutional investment management consulting) (since June 2014); formerly, Managing Director, BlackRock, Inc. (February 2011-December 2013) and Chief Executive Officer, General Motors Asset Management (a/k/a Promark Global Advisors, Inc.) (June 2005-May 2010).	78

Formerly, Member of Virginia Commonwealth University School of Business Foundation (2005-2016); Member of Virginia Commonwealth University Board of Visitors (2013-2015); Member of Committee on Directors for Emerging Markets Growth Fund, Inc. (2007-2010); Chairperson of Performance Equity Management, LLC (2006-2010); and Chairperson, GMAM Absolute Return Strategies Fund, LLC (2006-2010).

22

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2021

Director and Officer Information (unaudited) (cont'd)

Independent Directors (cont'd):

Name, Address and Birth Year of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director During Past 5 Years***
Jakki L. Haussler c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1957	Director	Since January 2015	Director or Trustee of various Morgan Stanley Funds (since January 2015); Chairman, Opus Capital Group (since 1996); formerly, Chief Executive Officer, Opus Capital Group (1996-2019); Director, Capvest Venture Fund, LP (May 2000-December 2011); Partner, Adena Ventures, LP (July 1999-December 2010); Director, The Victory Funds (February 2005-July 2008).	78

Director, Barnes Group Inc. (since July 2021); Director of Cincinnati Bell Inc. and Member, Audit Committee and Chairman, Governance and Nominating Committee; Director of Service Corporation International and Member, Audit Committee and Investment Committee; Director of Northern Kentucky University Foundation and Member, Investment Committee; Member of Chase College of Law Transactional Law Practice Center Board of Advisors; Director of Best Transport; Director of Chase College of Law Board of Visitors; formerly, Member, University of Cincinnati Foundation Investment Committee; Member, Miami University Board of Visitors (2008-2011); Trustee of Victory Funds (2005-2008) and Chairman, Investment Committee (2007-2008) and Member, Service Provider Committee (2005-2008).

Dr. Manuel H. Johnson c/o Johnson Smick International, Inc. 220 I Street, NE Suite 200 Washington, D.C. 20002 Birth Year: 1949	Director	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Fixed Income, Liquidity and Alternatives Investment Committee (since January 2021), Chairperson of the Investment Committee (2006-2020) and Director or Trustee of various Morgan Stanley Funds (since July 1991); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly, Chairperson of the Audit Committee (July 1991-September 2006); Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	77	Director of NVR, Inc. (home construction).
Joseph J. Kearns c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1942	Director	Since August 1994	Senior Adviser, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 1994); formerly, Deputy Chairperson of the Audit Committee (July 2003-September 2006) and Chairperson of the Audit Committee of various Morgan Stanley Funds (since August 1994); CFO of the J. Paul Getty Trust (1982-1999).	78	Director, Rubicon Investments (since February 2019); Prior to August 2016, Director of Electro Rent Corporation (equipment leasing); Prior to December 31, 2013, Director of The Ford Family Foundation.
Michael F. Klein c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1958	Director	Since August 2006

Chairperson of the Risk Committee (since January 2021); Managing Director, Aetos Alternatives Management, LP (since March 2000); Co-President, Aetos Alternatives Management, LP (since January 2004) and Co-Chief Executive Officer of Aetos Alternatives Management, LP (since August 2013); Chairperson of the Fixed Income Sub-Committee of the Investment Committee (2006-2020) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management and President, various Morgan Stanley Funds (June 1998-March 2000); Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).

				77	Director of certain investment funds managed or sponsored by Aetos Alternatives Management, LP; Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).

23

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2021

Director and Officer Information (unaudited) (cont'd)

Independent Directors (cont'd):

Name, Address and Birth Year of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director During Past 5 Years***
Patricia A. Maleski c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1960	Director	Since January 2017	Director or Trustee of various Morgan Stanley Funds (since January 2017); Managing Director, JPMorgan Asset Management (2004-2016); Oversight and Control Head of Fiduciary and Conflicts of Interest Program (2015-2016); Chief Control Officer — Global Asset Management (2013-2015); President, JPMorgan Funds (2010-2013); Chief Administrative Officer (2004-2013); various other positions including Treasurer and Board Liaison (since 2001).	78	Trustee, Nutley Family Service Bureau, Inc. (since January 2022).
W. Allen Reed c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1947	Chair of the Board and Director	Chair of the Board since August 2020 and Director since August 2006	Chair of the Boards of various Morgan Stanley Funds (since August 2020); Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Vice Chair of the Boards of various Morgan Stanley Funds (January 2020-August 2020); President and Chief Executive Officer of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994-December 2005).	77	Formerly, Director of Legg Mason, Inc. (2006-2019); and Director of the Auburn University Foundation (2010-2015).
Frances L. Cashman c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1961	Advisory Board Member	Advisory Board Member Since January 2022	Chief Executive Officer, Asset Management Division, Euromoney Institutional Investor PLC (financial information) (May 2021-Present); Executive Vice President and various other roles, Legg Mason & Co. (asset management) (2010-2020); Managing Director, Stifel Nicolaus (2005-2010).	78

Trustee and Investment Committee Member, Georgia Tech Foundation (Since June 2019); Trustee and Chair of Marketing Committee, Loyola Blakefield (Since September 2017); Trustee, MMI Gateway Foundation (since September 2017); Director and Investment Committee Member, Catholic Community Foundation Board (2012-2018); Director and Investment Committee Member, St. Ignatius Loyola Academy (2011-2017).

Eddie A. Grier c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1955	Advisory Board Member	Advisory Board Member Since January 2022	Dean, Santa Clara University Leavey School of Business (since April 2021); Dean, Virginia Commonwealth University School of Business (2010-2021); President and various other roles, Walt Disney Company (entertainment and media) (1981-2010).	78

Director, Witt/Keiffer, Inc. (executive search) (since 2016); Director, NuStar GP, LLC (energy) (since August 2021); Director, Sonida Senior Living, Inc. (residential community operator) (2016-2021); Director, NVR, Inc. (homebuilding) (2013-2020); Director, Middleburg Trust Company (wealth management) (2014-2019); Director, Colonial Williamsburg Company (since 2012); Regent, University of Massachusetts Global (since 2021); Director and Chair, ChildFund International (2012-2021); Trustee, Brandman University (2010-2021); Director, Richmond Forum (2012-2019).

*  This is the earliest date the Director began serving the Morgan Stanley Funds. Each Director serves an indefinite term, until his or her successor is elected.

**  The Fund Complex includes (as of December 31, 2021) all open-end and closed-end funds (including all of their portfolios) advised by Morgan Stanley Investment Management Inc. (the "Adviser") and any funds that have an adviser that is an affiliated person of the Adviser (including, but not limited to, Morgan Stanley AIP GP LP).

***  This includes any directorships at public companies and registered investment companies held by the Director at any time during the past five years.

24

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2021

Director and Officer Information (unaudited) (cont'd)

Executive Officers:

Name, Address and Birth Year of Executive Officer	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years
John H. Gernon 522 Fifth Avenue New York, NY 10036 Birth Year: 1963	President and Principal Executive Officer	Since September 2013

President and Principal Executive Officer of the Equity and Fixed Income Funds and the Morgan Stanley AIP Funds (since September 2013) and the Liquidity Funds and various money market funds (since May 2014) in the Fund Complex; Managing Director of the Adviser.

Deidre A. Downes 1633 Broadway New York, NY 10019 Birth Year: 1977	Chief Compliance Officer	Since November 2021

Executive Director of the Adviser (since January 2021) and Chief Compliance Officer of various Morgan Stanley Funds (since November 2021). Formerly, Vice President and Corporate Counsel at PGIM and Prudential Financial (October 2016-December 2020).

Francis J. Smith 522 Fifth Avenue New York, NY 10036 Birth Year: 1965	Treasurer and Principal Financial Officer	Treasurer since July 2003 and Principal Financial Officer since September 2002	Managing Director of the Adviser and various entities affiliated with the Adviser; Treasurer (since July 2003) and Principal Financial Officer of various Morgan Stanley Funds (since September 2002).
Mary E. Mullin 1633 Broadway New York, NY 10019 Birth Year: 1967	Secretary	Since June 1999	Managing Director of the Adviser; Secretary of various Morgan Stanley Funds (since June 1999).
Michael J. Key 522 Fifth Avenue New York, NY 10036 Birth Year: 1979	Vice President	Since June 2017

Vice President of the Equity and Fixed Income Funds, Liquidity Funds, various money market funds and the Morgan Stanley AIP Funds in the Fund Complex (since June 2017); Executive Director of the Adviser; Head of Product Development for Equity and Fixed Income Funds (since August 2013).

*  This is the earliest date the officer began serving the Morgan Stanley Funds. Each officer serves an indefinite term, until his or her successor is elected.

25

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2021

Adviser and Administrator

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

Distributor

Morgan Stanley Distribution, Inc.
522 Fifth Avenue
New York, New York 10036

Dividend Disbursing and Transfer Agent

DST Asset Manager Solutions, Inc.
2000 Crown Colony Drive
Quincy, Massachusetts 02169

Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Counsel to the Independent Directors

Perkins Coie LLP
1155 Avenue of the Americas,
22nd Floor
New York, New York 10036

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

Reporting to Shareholders

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its Semi-Annual and the Annual Reports within 60 days of the end of the fund's second and fourth fiscal quarters. The Semi-Annual and Annual Reports are filed electronically with the Securities and Exchange Commission ("SEC") on Form N-CSRS and Form N-CSR, respectively. Morgan Stanley also delivers the Semi-Annual and Annual Reports to fund shareholders and makes these reports available on its public website, www.morganstanley.com/im/shareholderreports. Each Morgan Stanley non-money market fund also files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters as an attachment to Form N-PORT. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, but makes the complete schedule of portfolio holdings for the fund's first and third fiscal quarters available on its public website. The holdings for each money market fund are also posted to the Morgan Stanley public website. You may obtain the Form N-PORT filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's website, www.sec.gov. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's email address (publicinfo@sec.gov).

Proxy Voting Policies and Procedures and Proxy Voting Record

You may obtain a copy of the Company's Proxy Voting Policy and Procedures and information regarding how the Company voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, without charge, upon request, by calling toll free 1 (800) 548-7786 or by visiting our website at www.morganstanley.com/im/shareholderreports. This information is also available on the SEC's website at www.sec.gov.

This report is submitted for the general information of the shareholders of the Fund. For more detailed information about the Fund, its fees and expenses and other pertinent information, please read its Prospectus. The Company's Statement of Additional Information contains additional information about the Fund, including its Directors. It is available, without charge, by calling 1 (800) 548-7786.

Householding Notice

To reduce printing and mailing costs, the Fund attempts to eliminate duplicate mailings to the same address. The Fund delivers a single copy of certain shareholder documents, including shareholder reports, prospectuses and proxy materials, to investors with the same last name who reside at the same address. Your participation in this program will continue for an unlimited period of time unless you instruct us otherwise. You can request multiple copies of these documents by calling (800) 548-7786, 8:00 a.m. to 6:00 p.m., ET. Once our Customer Service Center has received your instructions, we will begin sending individual copies for each account within 30 days.

This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective Prospectus. Read the Prospectus carefully before investing.

UIFGINANN
3997778 EXP 02.28.23

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2021

Global Real Estate Portfolio

The Fund is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies offered by the separate accounts of certain life insurance companies.

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2021

Expense Example	2
Investment Overview	3
Portfolio of Investments	6
Statement of Assets and Liabilities	9
Statement of Operations	10
Statements of Changes in Net Assets	11
Financial Highlights	12
Notes to Financial Statements	13
Report of Independent Registered Public Accounting Firm	21
Liquidity Risk Management Program	22
Director and Officer Information	23

1

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2021

Expense Example (unaudited)

Global Real Estate Portfolio

As a shareholder of the Global Real Estate Portfolio (the "Fund"), you incur two types of costs: (1) insurance company charges; and (2) ongoing costs, which include advisory fees, administration fees, distribution (12b-1) fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2021 and held for the entire six-month period.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any insurance company charges. Therefore, the table below is useful in comparing ongoing costs, but will not help you determine the relative total cost of owning different funds. In addition, if these insurance company charges were included, your costs would have been higher.

	Beginning Account Value 7/1/21	Actual Ending Account Value 12/31/21	Hypothetical Ending Account Value	Actual Expenses Paid During Period*	Hypothetical Expenses Paid During Period*	Net Expense Ratio During Period**
Global Real Estate Portfolio Class II	$1,000.00	$1,068.60	$1,018.90	$6.52	$6.36	1.25%

*  Expenses are calculated using the Fund Class' annualized net expense ratio (as disclosed), multiplied by the average account value over the period and multiplied by 184/365 (to reflect the most recent one-half year period).

**  Annualized.

2

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2021

Investment Overview (unaudited)

Global Real Estate Portfolio

The Fund seeks to provide current income and capital appreciation.

Performance

For the fiscal year ended December 31, 2021, the Fund's Class II shares had a total return based on net asset value and reinvestment of distributions per share of 23.83%, net of fees. The Fund's Class II shares underperformed the Fund's benchmark, the FTSE EPRA Nareit Developed Real Estate Index — Net Total Return to U.S. Investors (the "Index"), which returned 26.90%, and outperformed the MSCI World Net Index, which returned 21.82%.

Factors Affecting Performance

•  Global real estate securities gained 26.9% during the 12-month period ending December 31, 2021, as measured by the Index. This growth was supported by several macro and fundamental factors, including monetary and fiscal stimulus, continued vaccine distribution, and the reopening — or anticipated reopening — of economies around the world. The real estate sector posted gains every quarter in 2021, except the third quarter when there were modest declines primarily due to the spread and impact of the delta variant and potential contagion concerns from the Evergrandei situation in China.

•  North American property stocks gained 42.6% for the year as measured by the FTSE EPRA Nareit North America Index.ii

o  The U.S. market outperformed the broader real estate universe. After a strong start to the year in more economically sensitive sectors such as office, lodging and retail, rising concerns regarding COVID-19 and the delta and omicron variants led to investors questioning the sustainability of economic growth and resulted in sector leadership rotation. Ultimately the more defensive and secularly favored sectors, such as storage, apartments, and industrial, outperformed and posted strong returns for the year. An exception to this sector leadership rotation was within retail, where regional malls posted the best returns for the year on continued strength in retail sales and robust discretionary spending. In contrast, health care and office companies underperformed.

o  The Fund's overweight to storage and shopping centers, underweight to skilled nursing health care, and security selection in industrial and data centers were top relative contributors for the year. Key detractors included the underweights to industrial, regional malls and data centers; security selection within and the underweight to apartments; and security selection in NYC office and shopping centers.

•  Within Asia, property stocks returned 4.3% for the year, as measured by the FTSE EPRA Nareit Developed Asia Index.ii

o  Asian real estate securities underperformed the broader real estate market amid a lagging vaccination rollout, lockdowns in the region from zero-COVID policies and the surge in COVID-19 cases due to the delta and omicron variants. Monetary policy tightening, a slowdown in Chinese economic data and continued worries about credit availability to Chinese property developers alongside the Evergrandei debt crisis also weighed on investor sentiment. Within the Index, Australia storage, Singapore health care and Japan real estate investment trust industrial were top performers due to their defensive characteristics and stronger secular growth prospects, while retail and hotel companies across most markets underperformed due to COVID-19 concerns.

o  The Fund's underweights to Hong Kong residential and Australia and Singapore retail, and the out-of-Index position to Australia real estate services were relative contributors to performance. This was offset by the out-of-Index positions in China and Hong Kong real estate services, and the overweight to Singapore data centers.

•  European property stocks returned 10.0% for the year, as measured by the FTSE EPRA Nareit Developed Europe Index.ii

o  The European market underperformed the broader real estate universe. Similar to the U.S market, after initial outperformance in more economically cyclical sectors and countries, rising COVID-19 cases stemming from

i  Not held in the portfolio as of December 31, 2021.

ii  The FTSE EPRA Nareit North America Index is a subset of the FTSE EPRA Nareit Developed Index and is a free float-adjusted market capitalization weighted index composed of listed real estate securities in the North American (U.S. and Canada) real estate market. The FTSE EPRA Nareit Developed Asia Index is a subset of the FTSE EPRA Nareit Developed Index and is a free float-adjusted market capitalization weighted index composed of listed real estate securities in the Asian real estate markets. The FTSE EPRA Nareit Developed Europe Index is a subset of the FTSE EPRA Nareit Developed Index and is a free float-adjusted market capitalization weighted index composed of listed real estate securities in the European real estate markets. The performance of the indexes are listed in U.S. dollars and assume reinvestment of dividends. The indexes are unmanaged and their returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index. Data as of December 31, 2021.

3

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2021

Investment Overview (unaudited) (cont'd)

Global Real Estate Portfolio

the delta and omicron variants led investors to question the sustainability of macroeconomic growth. As a result, those sectors with more defensive and secularly favored demand that generated higher cash flow growth ultimately outperformed. Companies within the storage and industrial sectors throughout Europe, and those specifically within Belgium and Sweden outperformed, while the most notable underperformance was concentrated in German residential due to merger and acquisition (M&A) activity and regulatory concerns.

o  An out-of-Index position in a U.K. homebuilder, the underweights to German residential and Switzerland, and security selection within Netherlands retail were top relative contributors to the Fund. This was offset by security selection in Sweden and the overweights to both U.K. and Continental office companies.

Management Strategies

•  The team uses internal proprietary research to invest in public real estate companies that we believe offer the best value relative to their underlying assets and growth prospects. The team combines a bottom-up approach, assessing the intrinsic value, equity multiples and growth prospects of each security, with a top-down view that incorporates fundamental inflection points, macroeconomic considerations, and geopolitical and country risk. By incorporating both an equity market valuation and a more traditional real estate valuation with a top-down overlay, we believe the Fund will be better prepared to identify securities with the best expected total returns.

•  Forecasted market strength in the asset class is supported by a number of macro and fundamental factors, including continued vaccine distribution, the reopening and/or anticipated reopening of economies around the world, and growing demand for real estate. We believe the relative valuation of real estate securities is attractive compared to investable alternatives, including the broader equity market, fixed income and direct property investment. Fundamental recovery and strength, coupled with attractive relative valuations, appear to be supportive of above-trend growth over the next several years. We believe continued M&A and privatizations are possible given discounts to private market valuations observed across sectors. Transaction volumes are expected to increase given the growing clarity on the recovery in fundamentals across most major sectors. However, an elevated risk premium should be expected for assets with operational, leasing or repositioning risk.

•  Rising inflation and related rising interest rates could dampen value appreciation in the near term. However, we believe inflation pressures will likely moderate throughout the year and interest rates are likely to remain low versus history. More important is the expectation for continued economic expansion and strong gross domestic product growth, coupled with an expectation for limited new supply additions, strong credit availability and increasing investor interest in the space, which could lead to above-trend levels of cash flow growth in the sector.

4

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2021

Investment Overview (unaudited) (cont'd)

Global Real Estate Portfolio

In accordance with SEC regulations, the Fund's performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested.

Performance Compared to the FTSE EPRA Nareit Developed Real Estate Index – Net Total Return to U.S. Investors(1) and the MSCI World Net Index(2)

	Period Ended December 31, 2021
	Total Returns(3)
		Average Annual
	One Year	Five Years	Ten Years	Since Inception(5)
Fund – Class II(4)	23.83%	4.63%	6.82%	4.13%
FTSE EPRA Nareit Developed Real Estate Index – Net Total Return to U.S. Investors	26.90	8.50	9.30	5.41
MSCI World Net Index	21.82	15.03	12.70	7.71

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please contact the issuing insurance company or speak with your financial advisor. Investment return and principal value will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance shown does not reflect fees and expenses imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would be lower. Please keep in mind that double-digit returns for the Fund are highly unusual and cannot be sustained.

(1)  The FTSE EPRA Nareit Developed Real Estate Index — Net Total Return to U.S. Investors is a free float-adjusted market capitalization weighted index designed to reflect the stock performance of companies engaged in specific aspects of the major real estate markets/regions of the developed world. The performance of the Index is listed in U.S. dollars and assumes reinvestment of dividends. "Net Total Return to U.S. Investors" reflects a reduction in total returns after taking into account the withholding tax on dividends by certain foreign countries represented in the Index. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)  The MSCI World Net Index is a free float-adjusted market capitalization weighted index that is designed to measure the global equity market performance of developed markets. The term "free float" represents the portion of shares outstanding that are deemed to be available for purchase in the public equity markets by investors. The MSCI World Net Index currently consists of 23 developed market country indices. The performance of the Index is listed in U.S. dollars and assumes reinvestment of net dividends. Net total return indices reinvest dividends after the deduction of withholding taxes, using (for international indices) a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(3)  Total returns for the Fund reflect fees waived and expenses reimbursed, if applicable, by the Adviser (as defined herein). Without such waivers and reimbursements, total returns would have been lower.

(4)  Commenced operations on April 28, 2006.

(5)  For comparative purposes, average annual since inception returns listed for the Indexes refer to the inception date or initial offering of the respective share class of the Fund, not the inception of the Index.

5

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2021

Portfolio of Investments

Global Real Estate Portfolio

	Shares	Value (000)
Common Stocks (99.4%)
Australia (3.9%)
Charter Hall Group REIT	45,814	$686
Goodman Group REIT	10,548	203
GPT Group (The) REIT	107,059	422
Mirvac Group REIT	58,293	124
National Storage REIT	189,672	367
Stockland REIT	145,923	450
		2,252
Austria (0.4%)
CA Immobilien Anlagen AG	5,576	208
Canada (2.2%)
Dream Industrial REIT	52,953	721
Tricon Residential, Inc.	37,638	576
		1,297
China (1.0%)
China Resources Mixc Lifestyle Services Ltd. (a)	44,400	207
GDS Holdings Ltd. ADR (b)	3,089	146
Longfor Group Holdings Ltd. (a)	49,000	230
		583
Finland (0.3%)
Kojamo Oyj	7,382	179
France (2.3%)
Gecina SA REIT	4,098	573
ICADE REIT	4,102	295
Klepierre SA REIT (b)	3,533	84
Mercialys SA REIT	42,214	412
		1,364
Germany (2.7%)
Deutsche EuroShop AG	10,507	175
Deutsche Wohnen SE	2,294	96
LEG Immobilien SE	1,732	242
Vonovia SE	19,035	1,049
		1,562
Hong Kong (5.0%)
ESR Cayman Ltd. (b)	211,000	713
Hongkong Land Holdings Ltd.	92,100	479
Link REIT	69,660	613
Sun Hung Kai Properties Ltd.	51,893	630
Wharf Real Estate Investment Co., Ltd.	96,420	490
		2,925
Ireland (0.6%)
Hibernia REIT PLC	245,516	363
Japan (8.2%)
Activia Properties, Inc. REIT	45	163
Daiwa Office Investment Corp. REIT	30	183
Daiwa Securities Living Investments Corp. REIT	162	167
GLP J-REIT	199	344
Hoshino Resorts, Inc. REIT	39	221
	Shares	Value (000)
Hulic Co., Ltd.	10,300	$98
Japan Metropolitan Fund Investment Corp. REIT	293	252
Japan Real Estate Investment Corp. REIT	86	488
Mitsubishi Estate Co., Ltd.	26,200	364
Mitsui Fudosan Co., Ltd.	45,300	898
Nippon Building Fund, Inc. REIT	95	553
Nippon Prologis Inc. REIT	145	513
Orix, Inc. J-REIT	157	245
Sumitomo Realty & Development Co., Ltd.	9,800	289
		4,778
Malta (0.0%) (c)
BGP Holdings PLC (d)	5,886,464	20
Netherlands (1.2%)
Eurocommercial Properties N,V. REIT	18,252	397
NSI N.V. REIT	7,691	306
		703
Norway (0.1%)
Entra ASA	1,976	44
Singapore (1.9%)
Digital Core REIT	191,800	222
Digital Core Management Pte Ltd. REIT (b)	97,000	112
Frasers Logistics & Commercial Trust REIT	252,500	285
Keppel DC REIT	198,500	364
Mapletree Industrial Trust REIT	45,657	92
		1,075
Spain (1.3%)
Inmobiliaria Colonial Socimi SA REIT	21,624	202
Merlin Properties Socimi SA REIT	51,499	558
		760
Sweden (1.1%)
Castellum AB	853	23
Fabege AB	18,282	306
Hufvudstaden AB, Class A	19,088	285
		614
Switzerland (0.5%)
PSP Swiss Property AG (Registered)	2,096	261
United Kingdom (4.7%)
British Land Co., PLC (The) REIT	77,394	556
Derwent London PLC REIT	4,986	231
Empiric Student Property PLC REIT	162,400	189
Grainger PLC	21,511	92
Great Portland Estates PLC REIT	19,481	192
Hammerson PLC REIT (e)	450,673	200
Helical PLC	25,381	156
Land Securities Group PLC REIT	55,615	584
Segro PLC REIT	19,658	382
Workspace Group PLC REIT	15,611	171
		2,753

The accompanying notes are an integral part of the financial statements.
6

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2021

Portfolio of Investments (cont'd)

Global Real Estate Portfolio

	Shares	Value (000)
United States (62.0%)
Agree Realty Corp. REIT	14,741	$1,052
Alexandria Real Estate Equities, Inc. REIT	5,426	1,210
Boyd Gaming Corp. (b)	9,438	619
Brixmor Property Group, Inc. REIT	42,743	1,086
Caesars Entertainment, Inc. (b)	2,908	272
Digital Realty Trust, Inc. REIT	12,195	2,157
Equity Residential REIT	20,645	1,868
Extra Space Storage, Inc. REIT	6,070	1,376
Healthcare Trust of America, Inc., Class A REIT	13,551	452
Healthpeak Properties, Inc. REIT	31,147	1,124
Invitation Homes, Inc. REIT	21,342	968
Kilroy Realty Corp. REIT	10,392	691
Kite Realty Group Trust REIT	39,666	864
Life Storage, Inc. REIT	6,210	951
Medical Properties Trust, Inc. REIT	27,698	655
Mid-America Apartment Communities, Inc. REIT	7,423	1,703
NETSTREIT Corp. REIT	33,885	776
Outfront Media, Inc. REIT	24,165	648
ProLogis, Inc. REIT	28,514	4,801
Public Storage REIT	7,378	2,764
Rexford Industrial Realty, Inc. REIT	11,777	955
RPT Realty REIT	40,318	539
SBA Communications Corp. REIT	979	381
Simon Property Group, Inc. REIT	5,827	931
SITE Centers Corp. REIT	60,602	959
Sun Communities, Inc. REIT	8,641	1,814
UDR, Inc. REIT	23,256	1,395
VICI Properties, Inc. REIT	22,600	681
Welltower, Inc. REIT	28,636	2,456
		36,148
Total Common Stocks (Cost $48,586)		57,889
Short-Term Investments (0.5%)
Securities held as Collateral on Loaned Securities (0.2%)
Investment Company (0.2%)
Morgan Stanley Institutional Liquidity Funds — Treasury Securities Portfolio — Institutional Class (See Note H)	101,511	102
	Face Amount (000)	Value (000)
Repurchase Agreements (0.0%) (c)
HSBC Securities USA, Inc. (0.05%, dated 12/31/21, due 1/3/22; proceeds $1; fully collateralized by U.S. Government obligations; 0.00% due 5/15/25 - 11/15/28; valued at $1)	$1	$1
Merrill Lynch & Co., Inc. (0.05%, dated 12/31/21, due 1/3/22; proceeds $18; fully collateralized by U.S. Government obligations; 0.13% - 2.88% due 7/31/23 - 7/31/25; valued at $19)	18	18
		19
Total Securities held as Collateral on Loaned Securities (Cost $121)		121
	Shares
Investment Company (0.3%)
Morgan Stanley Institutional Liquidity Funds — Treasury Securities Portfolio — Institutional Class (See Note H) (Cost $196)	195,921	196
Total Short-Term Investments (Cost $317)		317
Total Investments (99.9%) (Cost $48,903) Including $188 of Securities Loaned (f)(g)		58,206
Other Assets in Excess of Liabilities (0.1%)		71
Net Assets (100.0%)		$58,277

Country assignments and aggregations are based generally on third party vendor classifications and information, and may be different from the assignments and aggregations under the policies set forth in the Fund's prospectus and/or statement of additional information relating to geographic classifications.

(a)  Security trades on the Hong Kong exchange.

(b)  Non-income producing security.

(c)  Amount is less than 0.05%.

(d)  At December 31, 2021, the Fund held a fair valued security valued at approximately $20,000, representing less than 0.05% of net assets. This security has been fair valued as determined in good faith under procedures established by and under the general supervision of the Company's (as defined herein) Directors.

(e)  All or a portion of this security was on loan at December 31, 2021.

(f)  The approximate fair value and percentage of net assets, $8,406,000 and 14.4%, respectively, represent the securities that have been fair valued under the fair valuation policy for international investments as described in Note A-1 within the Notes to the Financial Statements.

(g)  At December 31, 2021, the aggregate cost for federal income tax purposes is approximately $50,323,000. The aggregate gross unrealized appreciation is approximately $10,266,000 and the aggregate gross unrealized depreciation is approximately $2,383,000, resulting in net unrealized appreciation of approximately $7,883,000.

ADR  American Depositary Receipt.

REIT  Real Estate Investment Trust.

The accompanying notes are an integral part of the financial statements.
7

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2021

Portfolio of Investments (cont'd)

Global Real Estate Portfolio

Portfolio Composition*

Classification	Percentage of Total Investments
Diversified	20.6%
Residential	17.5
Industrial	14.9
Retail	12.9
Office	10.9
Self Storage	9.4
Health Care	8.1
Other**	5.7
Total Investments	100.0%

*  Percentages indicated are based upon total investments (excluding Securities held as Collateral on Loaned Securities) as of December 31, 2021.

**  Industries and/or investment types representing less than 5% of total investments.

The accompanying notes are an integral part of the financial statements.
8

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2021

Global Real Estate Portfolio

Statement of Assets and Liabilities	December 31, 2021 (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Value(1) (Cost $48,605)	$57,908
Investment in Security of Affiliated Issuer, at Value (Cost $298)	298
Total Investments in Securities, at Value (Cost $48,903)	58,206
Foreign Currency, at Value (Cost $300)	302
Cash from Securities Lending	—	@
Dividends Receivable	163
Tax Reclaim Receivable	17
Receivable for Investments Sold	2
Receivable from Securities Lending Income	1
Receivable from Affiliate	—	@
Receivable for Fund Shares Sold	—	@
Other Assets	12
Total Assets	58,703
Liabilities:
Collateral on Securities Loaned, at Value	121
Payable for Custodian Fees	65
Payable for Fund Shares Redeemed	62
Payable for Professional Fees	48
Deferred Capital Gain Country Tax	36
Payable for Advisory Fees	22
Payable for Servicing Fees	21
Payable for Investments Purchased	13
Payable for Distribution Fees — Class II Shares	12
Payable for Administration Fees	4
Payable for Transfer Agency Fees	1
Other Liabilities	21
Total Liabilities	426
NET ASSETS	$58,277
Net Assets Consist of:
Paid-in-Capital	$46,638
Total Distributable Earnings	11,639
Net Assets	$58,277
CLASS II:
Net Asset Value, Offering and Redemption Price Per Share Applicable to 5,622,548 Outstanding $0.001 Par Value Shares (Authorized 500,000,000 Shares)	$10.36
(1) Including:
Securities on Loan, at Value:	$188

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
9

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2021

Global Real Estate Portfolio

Statement of Operations	Year Ended December 31, 2021 (000)
Investment Income:
Dividends from Securities of Unaffiliated Issuers (Net of $69 of Foreign Taxes Withheld)	$1,648
Non-Cash Dividends from Securities of Unaffiliated Issuers	119
Income from Securities Loaned — Net	4
Dividends from Security of Affiliated Issuer (Note H)	— @
Total Investment Income	1,771
Expenses:
Advisory Fees (Note B)	451
Professional Fees	145
Distribution Fees — Class II Shares (Note E)	141
Custodian Fees (Note G)	95
Servicing Fees (Note D)	95
Administration Fees (Note C)	45
Shareholder Reporting Fees	22
Pricing Fees	7
Transfer Agency Fees (Note F)	5
Directors' Fees and Expenses	5
Other Expenses	12
Total Expenses	1,023
Waiver of Advisory Fees (Note B)	(318)
Rebate from Morgan Stanley Affiliate (Note H)	(— @)
Net Expenses	705
Net Investment Income	1,066
Realized Gain (Loss):
Investments Sold (Net of $15 of Capital Gain Country Tax)	12,087
Foreign Currency Translation	(19)
Net Realized Gain	12,068
Change in Unrealized Appreciation (Depreciation):
Investments (Net of Increase in Deferred Capital Gain Country Tax of $1)	(1,165)
Foreign Currency Translation	(1)
Net Change in Unrealized Appreciation (Depreciation)	(1,166)
Net Realized Gain and Change in Unrealized Appreciation (Depreciation)	10,902
Net Increase in Net Assets Resulting from Operations	$11,968

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
10

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2021

Global Real Estate Portfolio

Statements of Changes in Net Assets	Year Ended December 31, 2021 (000)	Year Ended December 31, 2020 (000)
Increase (Decrease) in Net Assets:
Operations:
Net Investment Income	$1,066	$999
Net Realized Gain (Loss)	12,068	(5,615)
Net Change in Unrealized Appreciation (Depreciation)	(1,166)	(5,997)
Net Increase (Decrease) in Net Assets Resulting from Operations	11,968	(10,613)
Dividends and Distributions to Shareholders:
Class II	(1,323)	(3,403)
Capital Share Transactions:(1)
Class II:
Subscribed	4,667	7,643
Distributions Reinvested	1,323	3,403
Redeemed	(11,612)	(14,202)
Net Decrease in Net Assets Resulting from Capital Share Transactions	(5,622)	(3,156)
Total Increase (Decrease) in Net Assets	5,023	(17,172)
Net Assets:
Beginning of Period	53,254	70,426
End of Period	$58,277	$53,254
(1) Capital Share Transactions:
Class II:
Shares Subscribed	488	974
Shares Issued on Distributions Reinvested	135	464
Shares Redeemed	(1,222)	(1,735)
Net Decrease in Class II Shares Outstanding	(599)	(297)

The accompanying notes are an integral part of the financial statements.
11

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2021

Financial Highlights

Global Real Estate Portfolio

	Class II
	Year Ended December 31,
Selected Per Share Data and Ratios	2021		2020		2019		2018		2017
Net Asset Value, Beginning of Period	$8.56		$10.80		$9.87		$11.09		$10.36
Income (Loss) from Investment Operations:
Net Investment Income(1)	0.18		0.16		0.18		0.25		0.24
Net Realized and Unrealized Gain (Loss)	1.85		(1.86)		1.58		(1.13)		0.75
Total from Investment Operations	2.03		(1.70)		1.76		(0.88)		0.99
Distributions from and/or in Excess of:
Net Investment Income	(0.23)		(0.37)		(0.29)		(0.34)		(0.26)
Net Realized Gain	—		(0.17)		(0.54)		—		—
Total Distributions	(0.23)		(0.54)		(0.83)		(0.34)		(0.26)
Net Asset Value, End of Period	$10.36		$8.56		$10.80		$9.87		$11.09
Total Return(2)	23.83%		(14.85)%		18.06%		(8.20)%		9.71%
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$58,277		$53,254		$70,426		$66,751		$83,625
Ratio of Expenses Before Expense Limitation	1.81%		1.81%		1.64%		1.66%		1.69%
Ratio of Expenses After Expense Limitation	1.25	%(3)	1.25	%(3)	1.25	%(3)	1.33	%(3)(4)	1.40	%(3)
Ratio of Net Investment Income	1.89	%(3)	1.89	%(3)	1.67	%(3)	2.37	%(3)	2.26	%(3)
Ratio of Rebate from Morgan Stanley Affiliates	0.00	%(5)	0.00	%(5)	0.00	%(5)	0.00	%(5)	0.00	%(5)
Portfolio Turnover Rate	123%		53%		24%		36%		34%

(1)  Per share amount is based on average shares outstanding.

(2)  Calculated based on the net asset value as of the last business day of the period. Performance does not reflect fees and expenses imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total return would be lower.

(3)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(4)  Effective July 1, 2018, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.25% for Class II shares. Prior to July 1, 2018, the maximum ratio was 1.40% for Class II shares.

(5)  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
12

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2021

Notes to Financial Statements

Morgan Stanley Variable Insurance Fund, Inc. (the "Company") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Company is comprised of ten separate active, diversified and non-diversified funds (individually referred to as a "Fund," collectively as the "Funds"). The Company applies investment company accounting and reporting guidance.

The accompanying financial statements relate to the Global Real Estate Portfolio. The Fund seeks to provide current income and capital appreciation. The Fund currently offers Class II shares only, although Class I shares may be offered in the future.

The Company is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies offered by the separate accounts of certain life insurance companies.

A. Significant Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles ("GAAP"). Such policies are consistently followed by the Company in the preparation of its financial statements. GAAP may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1.  Security Valuation: (1) An equity portfolio security listed or traded on an exchange is valued at its latest reported sales price (or at the exchange official closing price if such exchange reports an official closing price), and if there were no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant exchanges. If only bid prices are available then the latest bid price may be used. Listed equity securities not traded on the valuation date with no reported bid and asked prices available on the exchange are valued at the mean between the current bid and asked prices obtained from one or more reputable brokers or dealers. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market; (2) all other equity portfolio securities for which over-the-counter ("OTC") market quotations are readily available are valued at the latest reported sales price (or at the market official closing price if such market reports an official closing price), and if there was no trading in the security on a given day and if there is no official closing price from relevant markets for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant markets. An unlisted equity security that does not trade on the valuation date and for which bid and asked prices from the relevant markets are unavailable is valued at the mean between the current bid and asked prices obtained from one or more reputable brokers or dealers; (3) certain portfolio securities may be valued by an outside pricing service/vendor approved by the Company's Board of Directors (the "Directors"). The pricing service/vendor may employ a pricing model that takes into account, among other things, bids, yield spreads and/or other market data and specific security characteristics. Alternatively, if a valuation is not available from an outside pricing service/vendor, and the security trades on an exchange, the security may be valued at its latest reported sale price (or at the exchange official closing price if such exchange reports an official closing price), prior to the time when assets are valued. If there are no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available in the relevant exchanges. If only bid prices are available then the latest bid price may be used. If Morgan Stanley Investment Management Inc. (the "Adviser") or Morgan Stanley Investment Management Limited ("MSIM Limited") and Morgan Stanley Investment Management Company ("MSIM Company") (together, the "Sub-Advisers"), each a wholly-owned subsidiary of Morgan Stanley, determines that the price provided by the outside pricing service/vendor or exchange does not reflect the security's fair value or is unable to provide a price, prices from brokers or dealers may also be utilized. In these circumstances, the value of the security will be the mean of bid and asked prices obtained from brokers or dealers; (4) when market quotations are not readily available, including circumstances under which the Adviser or the Sub-Advisers determine that the closing price, last sale price or the mean between the last reported bid and asked prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Directors. Occasionally, developments affecting the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business of the New York Stock Exchange ("NYSE"). If developments occur during such periods that are expected to materially affect the value of such securities, such valuations may be adjusted to reflect the estimated

13

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2021

Notes to Financial Statements (cont'd)

fair value of such securities as of the close of the NYSE, as determined in good faith by the Directors or by the Adviser using a pricing service and/or procedures approved by the Directors; (5) quotations of foreign portfolio securities, other assets and liabilities and forward contracts stated in foreign currency are translated into U.S. dollar equivalents at the prevailing market rates prior to the close of the NYSE; and (6) investments in mutual funds, including the Morgan Stanley Institutional Liquidity Funds, are valued at the net asset value ("NAV") as of the close of each business day.

The Directors have responsibility for determining in good faith the fair value of the investments, and the Directors may appoint others, such as the Company's Adviser or a valuation committee, to assist the Directors in determining fair value and to make the actual calculations pursuant to the fair valuation methodologies previously approved by the Directors. Under procedures approved by the Directors, the Company's Adviser has formed a Valuation Committee whose members are approved by the Directors. The Valuation Committee provides administration and oversight of the Company's valuation policies and procedures, which are reviewed at least annually by the Directors. These procedures allow the Company to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

The Fund invests a significant portion of its assets in securities of REITs. The market's perception of prospective declines in private real estate values and other financial assets may result in increased volatility of market prices that can negatively impact the valuation of certain issuers held by the Fund.

2.  Fair Value Measurement: Financial Accounting Standards Board ("FASB") Accounting Standards CodificationTM ("ASC") 820, "Fair Value Measurement" ("ASC 820"), defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below:

•  Level 1 – unadjusted quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 – significant unobservable inputs including the Fund's own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

The following is a summary of the inputs used to value the Fund's investments as of December 31, 2021:

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Common Stocks
Diversified	$8,380	$3,580	$—	$11,960
Health Care	4,687	—	—	4,687
Industrial	7,775	857	—	8,632
Industrial/Office Mixed	285	23	—	308
Lodging/Resorts	891	221	—	1,112
Office	4,372	1,984	—	6,356
Residential	8,605	1,566	20	10,191
Retail	7,300	175	—	7,475
Self Storage	5,458	—	—	5,458
Specialty	1,710	—	—	1,710
Total Common Stocks	49,463	8,406	20	57,889

14

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2021

Notes to Financial Statements (cont'd)

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Short-Term Investments
Investment Company	$298	$—	$—	$298
Repurchase Agreements	—	19	—	19
Total Short-Term Investments	298	19	—	317
Total Assets	$49,761	$8,425	$20	$58,206

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes.

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

Common Stock (000)
Beginning Balance	$9
Purchases	—
Sales	—
Amortization of discount	—
Transfers in	—
Transfers out	—
Corporate actions	—
Change in unrealized appreciation (depreciation)	11
Realized gains (losses)	—
Ending Balance	$20
Net change in unrealized appreciation (depreciation) from investments still held as of December 31, 2021	$11

The following table presents additional information about valuation techniques and inputs used for investments that are measured at fair value and categorized within Level 3 as of December 31, 2021:

	Fair Value at December 31, 2021 (000)	Valuation Technique	Unobservable Input	Amount*	Impact to Valuation from an Increase in Input**
Common Stock	$20	Market Transaction Method	Transaction Valuation	$0.003	Increase

*  Amount is indicative of the weighted average.

**  Represents the expected directional change in the fair value of the Level 3 investments that would result from an increase in the corresponding input. A decrease to the unobservable input would have the opposite effect. Significant changes in these inputs could result in significantly higher or lower fair value measurements.

3.  Repurchase Agreements: The Fund may enter into repurchase agreements under which the Fund lends cash and takes possession of securities with an agreement that the counterparty will repurchase such securities. In connection with transactions in repurchase agreements, a bank as custodian for the Fund takes possession of the underlying securities which are held as collateral, with a market value at least equal to the amount of the repurchase transaction, including principal and accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-tomarket on a daily basis to determine that the value of the collateral does not decrease below the repurchase price plus accrued interest as earned. If such a decrease occurs, additional collateral will be requested and, when received, will be added to the account to maintain full collateralization. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral proceeds may be subject to cost and delays. The Fund, along with other affiliated investment companies, may utilize a joint trading account for the purpose of entering into repurchase agreements.

4.  Foreign Currency Translation and Foreign Investments: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars as follows:

—  investments, other assets and liabilities at the prevailing rate of exchange on the valuation date;

—  investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the

15

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2021

Notes to Financial Statements (cont'd)

foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) on investments in securities are included in the reported net realized and unrealized gains (losses) on investment transactions and balances. However, pursuant to U.S. federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are treated as ordinary income for U.S. federal income tax purposes.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from foreign currency forward exchange contracts, disposition of foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. The change in unrealized currency gains (losses) on foreign currency transactions for the period is reflected in the Statement of Operations.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, fluctuations of exchange rates in relation to the U.S. dollar, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

Governmental approval for foreign investments may be required in advance of making an investment under certain circumstances in some countries, and the extent of foreign investments in domestic companies may be subject to limitation in other countries. Foreign ownership limitations also may be imposed by the charters of individual companies to prevent, among other concerns, violations of foreign investment limitations. As a result, an additional class of shares (identified as "Foreign" in the Portfolio of Investments) may be created and offered for investment. The "local" and "foreign shares" market values may differ. In the absence of trading of the foreign shares in such markets, the Fund values the foreign shares at the closing exchange price of the local shares.

5.  Securities Lending: The Fund lends securities to qualified financial institutions, such as broker-dealers, to earn additional income. Any increase or decrease in the fair value of the securities loaned that might occur and any interest earned or dividends declared on those securities during the term of the loan would remain in the Fund. The Fund would receive cash or securities as collateral in an amount equal to or exceeding 100% of the current fair value of the loaned securities. The collateral is marked-to-market daily by State Street Bank and Trust Company ("State Street"), the securities lending agent, to ensure that a minimum of 100% collateral coverage is maintained.

Based on pre-established guidelines, the securities lending agent invests any cash collateral that is received in an affiliated money market portfolio and repurchase agreements. Securities lending income is generated from the earnings on the invested collateral and borrowing fees, less any rebates owed to the borrowers and compensation to the lending agent, and is recorded as "Income from Securities Loaned — Net" in the Fund's Statement of Operations. Risks in securities lending transactions are that a borrower may not provide additional collateral when required or return the securities when due, and that the value of the short-term investments will be less than the amount of cash collateral plus any rebate that is required to be returned to the borrower.

The Fund has the right under the securities lending agreement to recover the securities from the borrower on demand.

The following table presents financial instruments that are subject to enforceable netting arrangements as of December 31, 2021:

Gross Amounts Not Offset in the Statement of Assets and Liabilities
Gross Asset Amounts Presented in the Statement of Assets and Liabilities (000)		Financial Instrument (000)	Collateral Received (000)		Net Amount (not less than $0) (000)
$188	(a)	$—	$(188	)(b)(c)	$0

(a)  Represents market value of loaned securities at year end.

(b)  The Fund received cash collateral of approximately $121,000, which was subsequently invested in Repurchase Agreements and Morgan Stanley Institutional Liquidity Funds as reported in the Portfolio of Investments. As of December 31, 2021, there was uninvested cash of less than $500, which is not reflected in the Portfolio of Investments. In addition, the Fund received non-cash collateral of approximately $91,000 in the form of U.S. Government obligations, which the Fund cannot sell or repledge, and accordingly are not reflected in the Portfolio of Investments.

(c)  The actual collateral received is greater than the amount shown here due to overcollateralization.

16

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2021

Notes to Financial Statements (cont'd)

FASB ASC 860, "Transfers & Servicing: Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures", is intended to provide increased transparency about the types of collateral pledged in securities lending transactions and other similar transactions that are accounted for as secured borrowing.

The following table displays a breakdown of transactions accounted for as secured borrowings, the gross obligations by class of collateral pledged and the remaining contractual maturity of those transactions as of December 31, 2021:

Remaining Contractual Maturity of the Agreements
	Overnight and Continuous (000)	<30 days (000)	Between 30 & 90 days (000)	>90 days (000)	Total (000)
Securities Lending Transactions
Common Stocks	$121	$—	$—	$—	$121
Total Borrowings	$121	$—	$—	$—	$121
Gross amount of recognized liabilities for securities lending transactions					$121

6.  Indemnifications: The Company enters into contracts that contain a variety of indemnifications. The Company's maximum exposure under these arrangements is unknown. However, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

7.  Security Transactions, Income and Expenses: Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on the sale of investment securities are determined on the specific identified cost method. Dividend income and other distributions are recorded on the ex-dividend date (except for certain foreign dividends which may be recorded as soon as the Fund is informed of such dividends) net of applicable withholding taxes. Non-cash dividends received in the form of stock, if any, are recognized on the ex-dividend date and recorded as non-cash dividend income at fair value. Interest income is recognized on the accrual basis net of applicable withholding taxes except where collection is in doubt. Discounts are accreted and premiums are amortized over the life of the respective securities. Most expenses of the Company can be directly attributed to a particular Fund. Expenses which cannot be directly attributed are apportioned among the Funds based upon relative net assets or other appropriate methods. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets.

The Fund owns shares of REITs which report information on the source of their distributions annually in the following calendar year. A portion of distributions received from REITs during the year is estimated to be a return of capital and is recorded as a reduction of their cost.

Settlement and registration of foreign securities transactions may be subject to significant risks not normally associated with investments in the United States. In certain markets, ownership of shares is defined according to entries in the issuer's share register. It is possible that a Fund holding these securities could lose its share registration through fraud, negligence or even mere oversight. In addition, shares being delivered for sales and cash being paid for purchases may be delivered before the exchange is complete. This may subject the Fund to further risk of loss in the event of a failure to complete the transaction by the counterparty.

8.  Dividends and Distributions to Shareholders: Dividends and distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed at least annually.

B. Advisory/Sub-Advisory Fees: The Adviser, a wholly-owned subsidiary of Morgan Stanley, provides the Fund with advisory services under the terms of an Investment Advisory Agreement, paid quarterly, at an annual rate of 0.80% of the daily net assets of the Fund.

The Adviser has agreed to reduce its advisory fee and/or reimburse the Fund so that the total annual Fund operating expenses, excluding certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 1.25% for Class II shares. The fee waivers and/or expense reimbursements will continue for at least one year from the date of the Fund's prospectus or until such time as the Directors act to discontinue all or a portion of such waivers and/or reimbursements when they deem such action is appropriate. For the year ended December 31, 2021, approximately $318,000 of advisory fees were waived pursuant to this arrangement.

The Adviser has entered into Sub-Advisory Agreements with the Sub-Advisers, each a wholly-owned subsidiary of Morgan Stanley. The Sub-Advisers provide the Fund with advisory services subject to the overall supervision of the Adviser and the Company's Officers and Directors. The Adviser pays the Sub-Advisers on a monthly basis a portion of the net advisory fees the Adviser receives from the Fund.

17

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2021

Notes to Financial Statements (cont'd)

C. Administration Fees: The Adviser also serves as Administrator to the Company and provides administrative services pursuant to an Administration Agreement for an annual fee, accrued daily and paid monthly, of 0.08% of the Fund's average daily net assets.

Under a Sub-Administration Agreement between the Administrator and State Street, State Street provides certain administrative services to the Company. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Fund.

D. Servicing Fees: The Company accrues daily and pays quarterly a servicing fee of up to 0.17% of the average daily value of shares of the Fund held in an insurance company's account. Certain insurance companies have entered into a servicing agreement with the Company to provide administrative and other contract-owner related services on behalf of the Fund.

E. Distribution Fees: Morgan Stanley Distribution, Inc. ("MSDI" or the "Distributor"), a wholly-owned subsidiary of the Adviser and an indirect subsidiary of Morgan Stanley, serves as the Distributor of the Fund and provides the Fund's Class II shareholders with distribution services pursuant to a Distribution Plan (the "Plan") in accordance with Rule 12b-1 under the Act. Under the Plan, the Fund is authorized to pay the Distributor a distribution fee, which is accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class II shares.

F. Dividend Disbursing and Transfer Agent: The Company's dividend disbursing and transfer agent is DST Asset Manager Solutions, Inc. ("DST"). Pursuant to a Transfer Agency Agreement, the Company pays DST a fee based on the number of classes, accounts and transactions relating to the Funds of the Company.

G. Custodian Fees: State Street (the "Custodian") also serves as Custodian for the Company in accordance with a Custodian Agreement. The Custodian holds cash, securities and other assets of the Company as required by the Act. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

H. Security Transactions and Transactions with Affiliates: For the year ended December 31, 2021, purchases and sales of investment securities for the Fund, other than long-term U.S. Government securities and short-term investments were approximately $68,190,000 and $74,182,000, respectively. There were no purchases and sales of long-term

U.S. Government securities for the year ended December 31, 2021.

The Fund invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds — Treasury Portfolio (the "Liquidity Funds"), an open-end management investment company managed by the Adviser, both directly and as a portion of the securities held as collateral on loaned securities. Advisory fees paid by the Fund are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Fund due to its investment in the Liquidity Funds. For the year ended December 31, 2021, advisory fees paid were reduced by less than $500 relating to the Fund's investment in the Liquidity Funds.

A summary of the Fund's transactions in shares of affiliated investments during the year ended December 31, 2021 is as follows:

Affiliated Investment Company	Value December 31, 2020 (000)	Purchases at Cost (000)	Proceeds from Sales (000)	Dividend Income (000)
Liquidity Funds	$618	$13,785	$14,105	$—	@
Affiliated Investment Company (cont'd)	Realized Gain (Loss) (000)	Change in Unrealized Appreciation (Depreciation) (000)	Value December 31, 2021 (000)
Liquidity Funds	$—	$—	$298

@  Amount is less than $500.

The Fund is permitted to purchase and sell securities ("cross-trade") from and to other Morgan Stanley funds as well as other funds and client accounts for which the Adviser or an affiliate of the Adviser serves as investment adviser, pursuant to procedures approved by the Directors in compliance with Rule 17a-7 under the Act (the "Rule"). Each cross-trade is executed at the current market price in compliance with provisions of the Rule. For the year ended December 31, 2021, the Fund did not engage in any cross-trade transactions.

The Fund has an unfunded Deferred Compensation Plan (the "Compensation Plan"), which allows each independent Director to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Directors. Each eligible Director generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley funds that are offered as investment options under the Compensation Plan. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the

18

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2021

Notes to Financial Statements (cont'd)

deferred compensation obligation and do not affect the NAV of the Fund.

I. Federal Income Taxes: It is the Fund's intention to continue to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income. Accordingly, no provision for federal income taxes is required in the financial statements.

The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

FASB ASC 740-10, "Income Taxes — Overall", sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in "Other Expenses" in the Statement of Operations. The Fund files tax returns with the U.S. Internal Revenue Service, New York and various states. Generally, each of the tax years in the four-year period ended December 31, 2021 remains subject to examination by taxing authorities.

The tax character of distributions paid may differ from the character of distributions shown for GAAP purposes due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during fiscal years 2021 and 2020 was as follows:

2021 Distributions Paid From:		2020 Distributions Paid From:
Ordinary Income (000)	Long-Term Capital Gain (000)	Ordinary Income (000)	Long-Term Capital Gain (000)
$1,323	$—	$2,346	$1,057

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are attributable to differing book and tax treatments for the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

Permanent differences, due to equalization debits, resulted in the following reclassifications among the components of net assets at December 31, 2021:

Total Distributable Earnings (000)	Paid-in- Capital (000)
$(347)	$347

At December 31, 2021, the components of distributable earnings for the Fund on a tax basis were as follows:

Undistributed Ordinary Income (000)	Undistributed Long-Term Capital Gain (000)
$3,600	$162

During the year ended December 31, 2021, the Fund utilized capital loss carryforwards for U.S. federal income tax purposes of approximately $6,764,000.

J. Credit Facility: The Company and other Morgan Stanley funds participated in a $300,000,000 committed, unsecured revolving line of credit facility (the "Facility") with State Street. This Facility is to be used for temporary emergency purposes or funding of shareholder redemption requests. The interest rate on borrowings is based on the federal funds rate or 1 month LIBOR rate plus a spread. Effective April 19, 2021, the interest rate on borrowings is based on the federal funds effective rate or overnight bank funding rate plus a spread. The Facility also has a commitment fee of 0.25% per annum based on the unused portion of the Facility. During the year ended December 31, 2021, the Fund did not have any borrowings under the Facility.

K. Other: At December 31, 2021, the Fund had record owners of 10% or greater. Investment activities of these shareholders could have a material impact on the Fund. The aggregate percentage of such owners was 85.3%.

L. Market Risk: The outbreak of the coronavirus ("COVID-19") and the recovery responses could adversely impact the operations of the Fund and its service providers and financial performance of the Fund and the Fund's investments. The extent of such impact depends on future developments, including (i) the duration and spread of the outbreak, (ii) the restrictions and advisories, (iii) the effects on the financial markets, (iv) government and regulatory responses, and (v) the effects on the economy overall as a result of developments such as disruption to consumer demand, economic output and supply chains. The duration and extent of COVID-19 and associated economic and market conditions and uncertainty over the long term cannot be reasonably estimated at this time. The ultimate impact of COVID-19

19

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2021

Notes to Financial Statements (cont'd)

and the extent to which the associated conditions impact the Fund will also depend on future developments, which are highly uncertain, difficult to accurately predict and subject to change at any time. If the financial performance of the Fund's investments is impacted because of these factors for an extended period, the Fund's investment results may be adversely affected.

20

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2021

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of
Morgan Stanley Variable Insurance Fund, Inc. —
Global Real Estate Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Global Real Estate Portfolio (the "Fund") (one of the funds constituting Morgan Stanley Variable Insurance Fund, Inc. (the "Company")), including the portfolio of investments, as of December 31, 2021, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of Global Real Estate Portfolio (one of the funds constituting Morgan Stanley Variable Insurance Fund, Inc.) at December 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Company in accordance with the U.S. federal securities law and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of the Company's internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2021 by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Morgan Stanley investment companies since 2000.
Boston, Massachusetts
February 18, 2022

21

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2021

Liquidity Risk Management Program (unaudited)

In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the "Liquidity Rule"), the Fund has adopted and implemented a liquidity risk management program (the "Program"), which is reasonably designed to assess and manage the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of remaining investors' interests in the Fund (i.e., liquidity risk). The Fund's Board of Directors (the "Board") previously approved the designation of the Liquidity Risk Subcommittee (the "LRS") as Program administrator. The LRS is comprised of representatives from various divisions within Morgan Stanley Investment Management.

At a meeting held on March 3-4, 2021, the Board reviewed a written report prepared by the LRS that addressed the Program's operation and assessed its adequacy, and effectiveness of implementation for the period from January 1, 2020, through December 31, 2020, as required under the Liquidity Rule, and discussed the impact of the COVID-19 pandemic on liquidity and the LRS's assessment of liquidity risk during the reporting period, including during the distressed market environment caused by the onset of the COVID-19 pandemic. The report concluded that the Program operated effectively and was adequately and effectively implemented in all material aspects, and that the relevant controls and safeguards were appropriately designed to enable the LRS to administer the Program in compliance with the Liquidity Rule.

In accordance with the Program, the LRS assessed each Fund's liquidity risk no less frequently than annually taking into consideration certain factors, as applicable, such as (i) investment strategy and liquidity of portfolio investments, (ii) short-term and long-term cash flow projections and (iii) holdings of cash and cash equivalents and borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions.

Each Fund portfolio investment is classified into one of four liquidity categories, which classification is assessed at least monthly by the LRS. The classification is based on a determination of the number of days it is reasonably expected to take to convert the investment into cash, or sell or dispose of the investment, in current market conditions without significantly changing the market value of the investment. Liquidity classification determinations take into account various market, trading and investment-specific considerations, as well as market depth, and in some cases utilize third-party vendor data.

The Liquidity Rule limits a fund's investments in illiquid investments to 15% of its net assets and requires funds that do not primarily hold assets that are highly liquid investments to determine and maintain a minimum percentage of the fund's net assets to be invested in highly liquid investments (highly liquid investment minimum or "HLIM"). The LRS believes that the Program includes provisions reasonably designed to review, monitor and comply with the 15% limit on illiquid investments and for determining, periodically reviewing and complying with the HLIM requirement, as applicable.

There can be no assurance that the Program will achieve its objectives under all circumstances in the future. Please refer to the Fund's prospectus for more information regarding the Fund's exposure to liquidity risk and other risks to which it may be subject.

22

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2021

Director and Officer Information (unaudited)

Independent Directors:

Name, Address and Birth Year of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director During Past 5 Years***
Frank L. Bowman c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1944	Director	Since August 2006

President, Strategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Morgan Stanley Funds (since August 2006); Chairperson of the Compliance and Insurance Committee (since October 2015); formerly, Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee (2007-2015); served as President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) (February 2005-November 2008); retired as Admiral, U.S. Navy after serving over 38 years on active duty including 8 years as Director of the Naval Nuclear Propulsion Program in the Department of the Navy and the U.S. Department of Energy (1996-2004); served as Chief of Naval Personnel (July 1994-September 1996) and on the Joint Staff as Director of Political Military Affairs (June 1992-July 1994); knighted as Honorary Knight Commander of the Most Excellent Order of the British Empire; awarded the Officier de l'Orde National du Mérite by the French Government; elected to the National Academy of Engineering (2009).

				77

Director of Naval and Nuclear Technologies LLP; Director Emeritus of the Armed Services YMCA; Member of the National Security Advisory Council of the Center for U.S. Global Engagement and a member of the CNA Military Advisory Board; Chairman of Fairhaven United Methodist Church; Member of the Board of Advisors of the Dolphin Scholarship Foundation; Director of other various nonprofit organizations; formerly, Director of BP, plc (November 2010-May 2019).

Kathleen A. Dennis c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1953	Director	Since August 2006	Chairperson of the Governance Committee (since January 2021), Chairperson of the Liquidity and Alternatives Sub-Committee of the Investment Committee (2006-2020) and Director or Trustee of various Morgan Stanley Funds (since August 2006); President, Cedarwood Associates (mutual fund and investment management consulting) (since July 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	77	Board Member, University of Albany Foundation (2012-present); Board Member, Mutual Funds Directors Forum (2014-present); Director of various non-profit organizations.
Nancy C. Everett c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1955	Director	Since January 2015	Chairperson of the Equity Investment Committee (since January 2021); Director or Trustee of various Morgan Stanley Funds (since January 2015); Chief Executive Officer, Virginia Commonwealth University Investment Company (since November 2015); Owner, OBIR, LLC (institutional investment management consulting) (since June 2014); formerly, Managing Director, BlackRock, Inc. (February 2011-December 2013) and Chief Executive Officer, General Motors Asset Management (a/k/a Promark Global Advisors, Inc.) (June 2005-May 2010).	78

Formerly, Member of Virginia Commonwealth University School of Business Foundation (2005-2016); Member of Virginia Commonwealth University Board of Visitors (2013-2015); Member of Committee on Directors for Emerging Markets Growth Fund, Inc. (2007-2010); Chairperson of Performance Equity Management, LLC (2006-2010); and Chairperson, GMAM Absolute Return Strategies Fund, LLC (2006-2010).

23

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2021

Director and Officer Information (unaudited) (cont'd)
Independent Directors (cont'd):

Name, Address and Birth Year of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director During Past 5 Years***
Jakki L. Haussler c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1957	Director	Since January 2015	Director or Trustee of various Morgan Stanley Funds (since January 2015); Chairman, Opus Capital Group (since 1996); formerly, Chief Executive Officer, Opus Capital Group (1996-2019); Director, Capvest Venture Fund, LP (May 2000-December 2011); Partner, Adena Ventures, LP (July 1999-December 2010); Director, The Victory Funds (February 2005-July 2008).	78

Director, Barnes Group Inc. (since July 2021); Director of Cincinnati Bell Inc. and Member, Audit Committee and Chairman, Governance and Nominating Committee; Director of Service Corporation International and Member, Audit Committee and Investment Committee; Director of Northern Kentucky University Foundation and Member, Investment Committee; Member of Chase College of Law Transactional Law Practice Center Board of Advisors; Director of Best Transport; Director of Chase College of Law Board of Visitors; formerly, Member, University of Cincinnati Foundation Investment Committee; Member, Miami University Board of Visitors (2008-2011); Trustee of Victory Funds (2005-2008) and Chairman, Investment Committee (2007-2008) and Member, Service Provider Committee (2005-2008).

Dr. Manuel H. Johnson c/o Johnson Smick International, Inc. 220 I Street, NE Suite 200 Washington, D.C. 20002 Birth Year: 1949	Director	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Fixed Income, Liquidity and Alternatives Investment Committee (since January 2021), Chairperson of the Investment Committee (2006-2020) and Director or Trustee of various Morgan Stanley Funds (since July 1991); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly, Chairperson of the Audit Committee (July 1991-September 2006); Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	77	Director of NVR, Inc. (home construction).
Joseph J. Kearns c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1942	Director	Since August 1994	Senior Adviser, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 1994); formerly, Deputy Chairperson of the Audit Committee (July 2003-September 2006) and Chairperson of the Audit Committee of various Morgan Stanley Funds (since August 1994); CFO of the J. Paul Getty Trust (1982-1999).	78	Director, Rubicon Investments (since February 2019); Prior to August 2016, Director of Electro Rent Corporation (equipment leasing); Prior to December 31, 2013, Director of The Ford Family Foundation.
Michael F. Klein c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1958	Director	Since August 2006

Chairperson of the Risk Committee (since January 2021); Managing Director, Aetos Alternatives Management, LP (since March 2000); Co-President, Aetos Alternatives Management, LP (since January 2004) and Co-Chief Executive Officer of Aetos Alternatives Management, LP (since August 2013); Chairperson of the Fixed Income Sub-Committee of the Investment Committee (2006-2020) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management and President, various Morgan Stanley Funds (June 1998-March 2000); Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).

				77	Director of certain investment funds managed or sponsored by Aetos Alternatives Management, LP; Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).

24

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2021

Director and Officer Information (unaudited) (cont'd)

Independent Directors (cont'd):

Name, Address and Birth Year of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director During Past 5 Years***
Patricia A. Maleski c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1960	Director	Since January 2017	Director or Trustee of various Morgan Stanley Funds (since January 2017); Managing Director, JPMorgan Asset Management (2004-2016); Oversight and Control Head of Fiduciary and Conflicts of Interest Program (2015-2016); Chief Control Officer — Global Asset Management (2013-2015); President, JPMorgan Funds (2010-2013); Chief Administrative Officer (2004-2013); various other positions including Treasurer and Board Liaison (since 2001).	78	Trustee, Nutley Family Service Bureau, Inc. (since January 2022).
W. Allen Reed c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1947	Chair of the Board and Director	Chair of the Board since August 2020 and Director since August 2006	Chair of the Boards of various Morgan Stanley Funds (since August 2020); Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Vice Chair of the Boards of various Morgan Stanley Funds (January 2020-August 2020); President and Chief Executive Officer of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994-December 2005).	77	Formerly, Director of Legg Mason, Inc. (2006-2019); and Director of the Auburn University Foundation (2010-2015).
Frances L. Cashman c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1961	Advisory Board Member	Advisory Board Member Since January 2022	Chief Executive Officer, Asset Management Division, Euromoney Institutional Investor PLC (financial information) (May 2021-Present); Executive Vice President and various other roles, Legg Mason & Co. (asset management) (2010-2020); Managing Director, Stifel Nicolaus (2005-2010).	78

Trustee and Investment Committee Member, Georgia Tech Foundation (Since June 2019); Trustee and Chair of Marketing Committee, Loyola Blakefield (Since September 2017); Trustee, MMI Gateway Foundation (since September 2017); Director and Investment Committee Member, Catholic Community Foundation Board (2012-2018); Director and Investment Committee Member, St. Ignatius Loyola Academy (2011-2017).

Eddie A. Grier c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1955	Advisory Board Member	Advisory Board Member Since January 2022	Dean, Santa Clara University Leavey School of Business (since April 2021); Dean, Virginia Commonwealth University School of Business (2010-2021); President and various other roles, Walt Disney Company (entertainment and media) (1981-2010).	78

Director, Witt/Keiffer, Inc. (executive search) (since 2016); Director, NuStar GP, LLC (energy) (since August 2021); Director, Sonida Senior Living, Inc. (residential community operator) (2016-2021); Director, NVR, Inc. (homebuilding) (2013-2020); Director, Middleburg Trust Company (wealth management) (2014-2019); Director, Colonial Williamsburg Company (since 2012); Regent, University of Massachusetts Global (since 2021); Director and Chair, ChildFund International (2012-2021); Trustee, Brandman University (2010-2021); Director, Richmond Forum (2012-2019).

*  This is the earliest date the Director began serving the Morgan Stanley Funds. Each Director serves an indefinite term, until his or her successor is elected.

**  The Fund Complex includes (as of December 31, 2021) all open-end and closed-end funds (including all of their portfolios) advised by Morgan Stanley Investment Management Inc. (the "Adviser") and any funds that have an adviser that is an affiliated person of the Adviser (including, but not limited to, Morgan Stanley AIP GP LP).

***  This includes any directorships at public companies and registered investment companies held by the Director at any time during the past five years.

25

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2021

Director and Officer Information (unaudited) (cont'd)

Executive Officers:

Name, Address and Birth Year of Executive Officer	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years
John H. Gernon 522 Fifth Avenue New York, NY 10036 Birth Year: 1963	President and Principal Executive Officer	Since September 2013

President and Principal Executive Officer of the Equity and Fixed Income Funds and the Morgan Stanley AIP Funds (since September 2013) and the Liquidity Funds and various money market funds (since May 2014) in the Fund Complex; Managing Director of the Adviser.

Deidre A. Downes 1633 Broadway New York, NY 10019 Birth Year: 1977	Chief Compliance Officer	Since November 2021

Executive Director of the Adviser (since January 2021) and Chief Compliance Officer of various Morgan Stanley Funds (since November 2021). Formerly, Vice President and Corporate Counsel at PGIM and Prudential Financial (October 2016-December 2020).

Francis J. Smith 522 Fifth Avenue New York, NY 10036 Birth Year: 1965	Treasurer and Principal Financial Officer	Treasurer since July 2003 and Principal Financial Officer since September 2002	Managing Director of the Adviser and various entities affiliated with the Adviser; Treasurer (since July 2003) and Principal Financial Officer of various Morgan Stanley Funds (since September 2002).
Mary E. Mullin 1633 Broadway New York, NY 10019 Birth Year: 1967	Secretary	Since June 1999	Managing Director of the Adviser; Secretary of various Morgan Stanley Funds (since June 1999).
Michael J. Key 522 Fifth Avenue New York, NY 10036 Birth Year: 1979	Vice President	Since June 2017

Vice President of the Equity and Fixed Income Funds, Liquidity Funds, various money market funds and the Morgan Stanley AIP Funds in the Fund Complex (since June 2017); Executive Director of the Adviser; Head of Product Development for Equity and Fixed Income Funds (since August 2013).

*  This is the earliest date the officer began serving the Morgan Stanley Funds. Each officer serves an indefinite term, until his or her successor is elected.

26

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2021

Adviser and Administrator

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

Sub-Advisers

Morgan Stanley Investment Management Limited
25 Cabot Square, Canary Wharf
London, E14 4QA, England

Morgan Stanley Investment Management Company
23 Church Street
16-01 Capital Square, Singapore 049481

Distributor

Morgan Stanley Distribution, Inc.
522 Fifth Avenue
New York, New York 10036

Dividend Disbursing and Transfer Agent

DST Asset Manager Solutions, Inc.
2000 Crown Colony Drive
Quincy, Massachusetts 02169

Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Counsel to the Independent Directors

Perkins Coie LLP
1155 Avenue of the Americas,
22nd Floor
New York, New York 10036

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

Reporting to Shareholders

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its Semi-Annual and the Annual Reports within 60 days of the end of the fund's second and fourth fiscal quarters. The Semi-Annual and Annual Reports are filed electronically with the Securities and Exchange Commission ("SEC") on Form N-CSRS and Form N-CSR, respectively. Morgan Stanley also delivers the Semi-Annual and Annual Reports to fund shareholders and makes these reports available on its public website, www.morganstanley.com/im/shareholderreports. Each Morgan Stanley non-money market fund also files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters as an attachment to Form N-PORT. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, but makes the complete schedule of portfolio holdings for the fund's first and third fiscal quarters available on its public website. The holdings for each money market fund are also posted to the Morgan Stanley public website. You may obtain the Form N-PORT filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's website, www.sec.gov. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's email address (publicinfo@sec.gov).

Proxy Voting Policies and Procedures and Proxy Voting Record

You may obtain a copy of the Company's Proxy Voting Policy and Procedures and information regarding how the Company voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, without charge, upon request, by calling toll free 1 (800) 548-7786 or by visiting our website at www.morganstanley.com/im/shareholderreports. This information is also available on the SEC's website at www.sec.gov.

This report is submitted for the general information of the shareholders of the Fund. For more detailed information about the Fund, its fees and expenses and other pertinent information, please read its Prospectus. The Company's Statement of Additional Information contains additional information about the Fund, including its Directors. It is available, without charge, by calling 1 (800) 548-7786.

Householding Notice

To reduce printing and mailing costs, the Fund attempts to eliminate duplicate mailings to the same address. The Fund delivers a single copy of certain shareholder documents, including shareholder reports, prospectuses and proxy materials, to investors with the same last name who reside at the same address. Your participation in this program will continue for an unlimited period of time unless you instruct us otherwise. You can request multiple copies of these documents by calling (800) 548-7786, 8:00 a.m. to 6:00 p.m., ET. Once our Customer Service Center has received your instructions, we will begin sending individual copies for each account within 30 days.

This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective Prospectus. Read the Prospectus carefully before investing.

UIFGREANN
3997785 EXP 02.28.23

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2021

Global Strategist Portfolio

The Fund is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies offered by the separate accounts of certain life insurance companies.

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2021

Consolidated Expense Example	2
Investment Overview	3
Consolidated Portfolio of Investments	9
Consolidated Statement of Assets and Liabilities	36
Consolidated Statement of Operations	37
Consolidated Statements of Changes in Net Assets	38
Consolidated Financial Highlights	39
Notes to Consolidated Financial Statements	41
Report of Independent Registered Public Accounting Firm	54
Liquidity Risk Management Program	55
Federal Tax Notice	56
Director and Officer Information	57

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2021

Consolidated Expense Example (unaudited)

Global Strategist Portfolio

As a shareholder of the Global Strategist Portfolio (the "Fund"), you incur two types of costs: (1) insurance company charges; and (2) ongoing costs, which may include advisory fees, administration fees, distribution (12b-1) fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2021 and held for the entire six-month period.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any insurance company charges. Therefore, the table below is useful in comparing ongoing costs, but will not help you determine the relative total cost of owning different funds. In addition, if these insurance company charges were included, your costs would have been higher.

	Beginning Account Value 7/1/21	Actual Ending Account Value 12/31/21	Hypothetical Ending Account Value	Actual Expenses Paid During Period*	Hypothetical Expenses Paid During Period*	Net Expense Ratio During Period**
Global Strategist Portfolio Class I	$1,000.00	$1,013.60	$1,020.67	$4.57	$4.58	0.90%
Global Strategist Portfolio Class II	1,000.00	1,012.70	1,020.16	5.07	5.09	1.00

*  Expenses are calculated using each Fund Class' annualized net expense ratio (as disclosed), multiplied by the average account value over the period and multiplied by 184/365 (to reflect the most recent one-half year period).

**  Annualized.

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2021

Investment Overview (unaudited)

Global Strategist Portfolio

The Fund seeks total return.

Performance

For the fiscal year ended December 31, 2021, the Fund's Class I shares had a total return based on net asset value and reinvestment of distributions per share of 8.37%, net of fees, and 8.22%, net of fees, for Class II shares. The Fund's Class I and Class II shares underperformed the Fund's benchmark, the MSCI All Country World Index (the "Index"), which returned 18.54%, and underperformed the Customized MSIM Global Allocation Index (the "Customized Index"), which returned 8.78%. The Fund and benchmark index performance is in U.S. dollar ("USD") terms, unless otherwise noted.

Factors Affecting Performance*(i)

•  Global markets were characterized by a broad reflation trade for most of 2021, aided by the deployment of vaccines and strong economic rebound in developed markets, along with record fiscal and monetary stimulus. However, optimism peaked in the first quarter of 2021, and as the summer progressed, concerns arose around the more contagious delta variant of COVID-19, moderating growth, higher rates, waning stimulus, and supply-chain bottlenecks causing inflation.

•  Global equities returned +21% (the Index in local currencies) for the year. Developed markets led (MSCI World Index +24% in local currency), where vaccination and reopening campaigns were rolled out the earliest. U.S. markets were the strongest globally (S&P 500 Index +28.7%), supported by bold government stimulus and positive economic surprises. Emerging markets (EM) underperformed substantially (MSCI EM Index –2.5% in USD), held back by COVID-19 outbreaks and lack of vaccinations, higher rates and increased discussion of U.S. Federal Reserve (Fed) tapering, U.S. dollar strength (DXY Index +6.4%), and peaking growth in China amid regulatory activity, credit tightening, and a brewing property market crisis. Chinese equities were among the largest underperformers in the MSCI EM Index, declining by –21.7% (MSCI China Index in USD).

•  Bond prices fell in the year as a whole. Relatively safe government bond yields surged higher in the first quarter of 2021 amid optimism around stimulus, economic reopening, and vaccinations. By the second quarter of 2021, market concerns over the prospect of peaking stimulus and growth, and the spread of the delta variant in emerging markets all conspired to cause the reflation trade to pause and even reverse. Government bond yields bottomed in early August 2021 and began to rise again as it became increasingly clear that the temporary supply shortages associated with COVID-19 were having a durable impact on inflation, causing policymakers to accelerate withdrawal of accommodation. For the year, the J.P. Morgan Global Government Bond Index fell –2.5% in local currency. The U.S. 10-year Treasury yield rose +60 basis points (bps) to 1.51%. U.S. 10-year breakeven inflation rates reflected the increased expectations for inflation, rising +61 bps to 2.61%. Corporate bonds followed a similar pattern to equities, tightening amid the recovery in growth. The Bloomberg U.S. Corporate High Yield Index spread narrowed by –77 bps to 2.83%. Outside the U.S., relatively safe government bond yields also rose: U.K. 10-year gilt yields rose +77 bps to 0.97%, and German 10-year bund yields rose +39 bps to –0.18%.

*  Certain of the Fund's investment themes may, in whole or part, be implemented through the use of derivatives, including the purchase and sale of futures, options, swaps, structured investments (including commodity-linked notes) and other related instruments and techniques. The Fund may also invest in foreign currency forward exchange contracts, which are also derivatives, in connection with its investments in foreign securities. The Fund may use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. As a result, the use of derivatives had a material effect on the Fund's performance during the period.

(i)  Source: Morgan Stanley Investment Management (MSIM) Global Multi-Asset Team analysis; market data sourced from Bloomberg. The MSCI World Net Index is a free float adjusted market capitalization weighted index that is designed to measure the global equity market performance of developed markets. The term "free float" represents the portion of shares outstanding that are deemed to be available for purchase in the public equity markets by investors. The performance of the Index is listed in U.S. dollars and assumes reinvestment of net dividends. The Standard & Poor's 500® Index (S&P 500® measures the performance of the large cap segment of the U.S. equities market, covering approximately 80% of the U.S. equities market. The Index includes 500 leading companies in leading industries of the U.S. economy. The MSCI Emerging Markets Net Index is a free float adjusted market capitalization weighted index that is designed to measure equity market performance of emerging markets. The MSCI Emerging Markets Index currently consists of 23 emerging-market country indices. The performance of the index is listed in U.S. dollars and assumes reinvestment of net dividends. The U.S. Dollar Index (DXY) is an index of the value of the United States dollar relative to a basket of foreign currencies, often referred to as a basket of US trade partners' currencies. The MSCI China Index is a free float-adjusted market capitalization index that captures large and mid cap representation across China A shares, H shares, B shares, Red chips, P chips and foreign listings (e.g. ADRs). The performance of the Index is listed in U.S. dollars and assumes reinvestment of net dividends. The J.P. Morgan Global Government Bond Index is a market value weighted fixed income index comprised of government bonds in developed countries. The Bloomberg U.S. Corporate High Yield Index measures the market of USD-denominated, non-investment grade, fixed rate, taxable corporate bonds. Securities are classified as high yield if the middle rating of Moody's, Fitch, and S&P is Ba1/BB+/BB+ or below. The Index excludes emerging market debt. The S&P GSCI Commodity Index is a composite index of commodity sector returns, representing an unleveraged, long only investment in commodity futures that is broadly diversified across the spectrum of commodities. The indexes do not include any expenses, fees or sales charges, which would lower performance. The indexes are unmanaged and should not be considered an investment. It is not possible to invest directly in an index. One basis point = 0.01%.

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2021

Investment Overview (unaudited) (cont'd)

Global Strategist Portfolio

•  The U.S. dollar rose +6.4% in the year (DXY Index), bolstered by favorable rate and growth differentials, and early vaccine deployment and economic reopening. In addition, the Fed pivoted from its stated view that inflationary impacts would be temporary, announcing it would taper its asset purchases in November 2021, then doubling the rate of that taper at its December meeting, paving the way for interest rate hikes as soon as March 2022. The weakest currency was the Turkish lira, which fell by over –44% in 2021, as Turkish President Recep Erdogan removed the head of its central bank and continued to cut rates, despite surging inflation there. The largest gainer versus the dollar was the Chinese renminbi.

•  Commodity prices surged by +40% (S&P GSCI Index) in 2021, led by a 50% rally in oil prices, as global demand improved amid still-constrained supply. The situation was exacerbated by supply shortages in energy markets which emerged in the third quarter of 2021 (e.g., a gas shortage and lack of wind power in Europe over the summer and power cuts in China, which caused spikes in energy prices). Growth-sensitive industrial metals also rose, with copper up +27% for the year.

•  The Fund's asset allocation mix of an average overweight in equities and fixed income had a negative impact on performance.

•  Active positions within equities contributed to performance. Contributors included an overweight in exploration & production stocks vs. U.S. equities as well as overweight positions in our Value Recovery theme, such as overweights in U.S. Value vs. Anti-Value and Low-Volatility stocks. Detractors included overweights in global equities (ex-China, ex-U.S.) vs. U.S. equities, in gold miner stocks vs. U.S. equities, in European Monetary Union (EMU) transport infrastructure stocks vs. developed market equities, and in Chinese internet stocks vs. global equities.

•  Active positions within fixed income detracted from performance. Detractors included overweights in Brazil and Mexican bonds vs. U.S. Treasuries. Contributors included an overweight in U.S. inflation breakeven rates.

•  Active positions within commodities had a negative impact on performance, as an overweight in gold and an underweight in copper detracted. An overweight in oil contributed to performance.

•  Active currency positions detracted from performance. Detractors during the period included overweights in defensive currencies vs. the U.S. dollar, in the Turkish lira,

and in the Brazilian real vs. a basket of emerging market currencies (ex-China).

Management Strategies(ii)

Key 2022 Macroeconomic Issues

2022: COVID-19 Transitions From Pandemic to Endemic

•  Our base case is that 2022 will be the year that COVID-19 transitions from pandemic to endemic, with 2023 likely the first full normal year since 2019.

•  Two years after the first cases of COVID-19, the world still faces tsunamis of new infections with no apparent end in sight. And while COVID-19 continues to have an outsized impact on financial assets — for example, bond market performance in the past nine months has been better explained by infection numbers than inflation, growth, or the Fed — countries, populations, and governments are reacting more moderately to new waves of infections, with targeted measures such as vaccination campaigns and mandates, with masking and selective quarantines, thus reducing the economic impacts of each successive wave. Indeed, current data suggests omicron is twice as infectious as delta, though its deadliness is lower. And though 2022 may see a few more waves, each could be of lessening severity given the improvement in the availability of medical tools in the developed world such as triple-dose vaccines, antiviral therapeutics and treatment, as well as the protection afforded by prior natural infection. Of course, the uncertainty around this base case remains enormous and, as such, well reflected in the prices of direct plays on an end to COVID-19, working from home and on full reopening of the global economy.

From Overheating to Stagflation

•  While we still expect above-trend growth for most of 2022, by the end of 2022, the economy will likely slow to or below trend.

•  We believe the economy entered the Overheating phase in mid-2021. The Global Multi-Asset Team defines Overheating as above-trend growth, a closed output gap, and rising inflation. The global economy grew at 5.8% in 2021, more than double its trend growth rate, and the output gap is now nearly closed with labor markets in

(ii)  Source: Morgan Stanley Investment Management (MSIM) Global Multi-Asset Team analysis; market data sourced from Bloomberg; consensus estimates sourced from Thomson Reuters I/B/E/S.

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2021

Investment Overview (unaudited) (cont'd)

Global Strategist Portfolio

many countries within the range of NAIRU (non-accelerating inflation rate of unemployment). Inflation is now above central bank targets virtually everywhere. We expect Overheating to persist before the Stagflationary phase takes over in the second half. We define Stagflation as an environment where growth has decelerated to or below potential, but where inflation is above target and rising. For the U.S., sub-2% growth and 2.5%-3.0% inflation, which we expect by year-end 2022, qualifies as Stagflation.

•  Why the shift from Overheating in the first half to Stagflation by year-end 2022? In the first half of the year, we expect contributors to growth will win the tug-of-war against detractors, but by the end of the year detractors will gain the upper hand. The main boosts to economic growth include: continued reopening; the public to private sector hand-off as fiscal stimulus fades; still-easy monetary policy, with negative real rates everywhere in the developed world; easing supply shortages; and consumption, as approximately 15% of the $2.5 trillion of U.S. household excess savings will be spent in 2022 (with similarly large magnitudes across the world). Offsetting these growth boosts, the following are likely to detract from growth in the latter part of 2022: The U.S. fiscal cliff, which could detract –250 basis points from U.S. gross domestic product (GDP); the latest COVID-19 variant, omicron, which will hit growth in the first quarter and may delay the eventual economic normalization we expect over 2022 and into 2023; and the end of "free money", which will likely slow economic activity with a lag.

Inflation: Partially Transitory, Partially Structural

•  After taking two steps forward in 2021, inflation will take a step back in 2022 as core goods prices normalize. However, structural forces have likely ended the disinflation cycle of the past 40 years as the world enters a more inflationary regime akin to the late 1960s (but not the 1970s).

•  Core inflation has accelerated to 5%. But a very high proportion of current inflation is supply-shortage driven and thus likely to be temporary. For example, over half the acceleration in core inflation has been driven by car prices. On the other hand, inflation has broadened: median inflation, the best measure of the breadth of inflation, now points to an underlying trend in core CPI of 3.0% (from a low of 1.5% just a year ago).

•  Many structural trends support a regime shift to higher inflation. Unlike in the prior cycle where printed money accumulated as commercial banks' excess reserves at the Fed, in this cycle, the money printed was spent. In addition, improved bargaining power for workers, as well as changes in attitudes and demands of workers, point to higher inflation. There is also building evidence of "greenflation," with decarbonization (net-zero by 2050) adding as much 80-100 basis points to developed markets' consumer price inflation in each the next 10 years by some estimates. Importantly, unlike in the decade following the Global Financial Crisis (GFC), no deleveraging in the banking, household and corporate sectors is occurring, removing a significant source of deflation.

The End of "Free Money"

•  Over the past two years, the Federal Reserve, the European Central Bank, the Bank of Japan and the Bank of England collectively printed over $11 trillion (about 26% of their GDP), more than double the amount which was printed after the GFC in half of the time. At the same time, these four central banks cut rates to (or below) zero. Money became literally free and enormous quantities of it were (and still are) floating around. Governments availed themselves of this "free money" and spent more in 2020-21 than at any time since World War II. The combination has been explosive for economies and markets, particularly because the Fed can print money but cannot control where it goes. All this is now reversing. Most central banks are already tapering their bond purchases or are about to. A few have started raising rates — most recently the Bank of England. For its part, the Fed has started tapering quantitative easing (QE) purchases, expects to raise rates three times in 2022, and is even starting to discuss QT (quantitative tightening, i.e., shrinking its enormous nearly $9 trillion balance sheet). "Free money" has been an elixir for markets. What happens when money is no longer free?

The End of China's Exceptionalism(iii)

•  China has grown at an extraordinary pace of 9% for four decades. In fact, many predicted China would overtake the U.S. as the largest economy in the world by 2020. Though China has had an outsized impact on the global economy, driving approximately 38% of global growth in the past decade, its economy is still 23% smaller than that of the U.S. and its growth is likely to severely downshift to 4% or less for the following reasons: 1) China has "gotten old before getting rich," with its working age population estimated to have peaked in 2010, and its total population

(iii)  Source for data presented in this section: Bloomberg L.P. and GMA Team proprietary research. Data as of December 31, 2021.

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2021

Investment Overview (unaudited) (cont'd)

Global Strategist Portfolio

likely starting to shrink outright in 2023; 2) China has already built out its infrastructure and housing and thus cannot keep investing at the same pace. Further capital deepening will become debt-funded malinvestment, as the property sector's recent troubles show; and 3) President Xi Jinping, in consolidating power around himself, is in the process strangling the golden goose responsible for the Chinese growth miracle of the past 40 years.

Key 2022 Investment Themes

Speculative Mania Bursts(iv)

•  In the 10 years before COVID-19 hit, U.S. and global stocks rose in one of the biggest and longest bull markets of the past century. But interestingly stocks did not show signs of generalized frothiness usually associated with long bull markets. Then in the 18 months following the COVID-19 low in March 2020, from a near standstill, most market participants caught the bit in their teeth and pushed almost every measure of speculative enthusiasm to record levels: initial public offering funds raised went from $32 billion annually from 2009 to 2019 to a record $262 billion in 2021 (nearly four times the 2000 record of $65 billion). Merger and acquisition activity went from $1.25 trillion annually in the last decade to $2.75 trillion in 2021. Inflows into equity mutual funds and exchange-traded funds reached $1 trillion in 2021, more than the past 20 years combined and significantly exceeding 2000's $312 billion. Margin debt has doubled from the average of the past five years to reach more than 2% of GDP, much higher than the 2000's when it was 1.4% of GDP. The meme stock craze of early 2020 has ebbed with many stocks down –50% from their peaks, but their market caps are still 10 to 20 times higher than pre-COVID-19 levels in 2019 despite revenues down 20% to 50% and no profits.

•  History shows that these speculative manias tend not to last much more than 18 months and are followed by market corrections greater than –40%, unwinding almost all of the bubble's gains. Highly speculative and expensive assets are most at risk: the crypto ecosystem, retail/meme stocks, no-profits stocks, hypergrowth high-multiple stocks and probably growth stocks in general.

•  There are already indications that some of the bubbliest areas in the market have burst, though the overall market continues to make new highs, powered by an increasingly small number of mega-cap stocks. Possible catalysts for a more generalized market correction include The End of "Free Money", the fiscal cliff and Stagflation. Or it may just be that stock market optimism and expectations are so high that they are very unlikely to ever be met.

The Value Bull Market Is Only Getting Started

•  We believe value stocks in the U.S. and globally have entered a structural bull market, in which they could potentially outperform growth stocks over the next five to seven years.

•  If one properly defines Value (the way the Global Multi-Asset team does: by removing sector/industry bias, equal weighting each stock, and focusing on the cheapest quintile of stocks), Value has outperformed Anti-Value (i.e. the most expensive quintile of stocks) by +26% since April 2020.(v) We believe this marks the beginning of an uptrend, which is mirrored by our global measures of Value: Value outside the U.S. has outperformed Anti-Value by +28% since its low in 2020.

•  Nonetheless, Value remains nearly the cheapest it has ever been. Today, U.S. Value stocks trade at 11x forward earnings, with Anti-Value stocks at 37x. This is well below the average historical relative discount of Value stocks to Anti-Value. A normalization of relative multiples would result in a 69% re-rating for Value stocks. The likely catalyst for this normalization would be higher inflation and the end of quantitative easing and zero interest rates, which would be favorable for Value stocks' fundamentals as well as their valuations relative to longer-duration Anti-Value stocks.

The Rise of the Rest (of the World)

•  For the past 10 years, the U.S. stock market benefited from the best of all worlds compared to its foreign peers and, as a result, has spectacularly outperformed. U.S. stocks rallied +428% since 2010 with non-U.S. stocks up only +96% in USD terms, a +332% outperformance.(vi) Non-U.S. developed

(iv)  Source for all data presented in this section: Bloomberg L.P. and GMA Team proprietary research. Data as of December 31, 2021.

(v)  The index performance is provided for illustrative purposes only and is not meant to depict the performance of a specific investment. Past performance is no guarantee of future results.

(vi)  The U.S. stock market is represented by the S&P 500 Index; non-U.S. developed markets are represented by the MSCI All Country World ex U.S. Index; emerging markets ex China are represented by MSCI Emerging Markets ex China Index. The MSCI All Country World ex U.S. Index is a free float adjusted market capitalization weighted index designed to measure the equity market performance of developed and emerging markets, excluding the U.S. The performance of the Index is listed in U.S. dollars and assumes reinvestment of net dividends. The MSCI Emerging Markets ex China Index is a free float-adjusted market capitalization weighted index that is designed to measure equity market performance of emerging markets, excluding China. The performance of the index is listed in U.S. dollars and assumes reinvestment of net dividends. The index performance is provided for illustrative purposes only and is not meant to depict the performance of a specific investment. Past performance is no guarantee of future results.

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2021

Investment Overview (unaudited) (cont'd)

Global Strategist Portfolio

equities are now trading at a record –30% discount to U.S. equities, and emerging markets ex-China equities are trading at a –43% discount (approaching the Asian Crisis low of 47%), on relative forward price-to-earnings (P/E). Many factors supported U.S. outperformance, most of which are likely in the process of reversing.

•  Back in 2010, U.S. equities stood near 15-year lows relative to the rest of the world on price-to-book valuations. In addition, the U.S. dollar was the cheapest it had been since the early 1970s. During the 2010s, U.S. economic growth was double that of emerging markets ex-China (in real U.S. dollar terms) and 50% faster than that of other developed economies (in real terms). Partially as a result, U.S. listed company profits were up +376%, massively outpacing Rest of World profits of +123% (in U.S. dollar terms). Non-U.S. regions were buffeted by economic and political crises such as the eurozone peripheral crisis, the Fragile Five emerging economies in 2013, the Oil Collapse of 2014, the China Devaluation in 2015, and Brexit in 2016, as well as various political crises in Brazil and other emerging markets, while the U.S. remained relatively stable. U.S. companies benefited from a corporate tax cut as well as its sector mix. U.S. tech and internet stocks made up of 19% of U.S. benchmarks in 2010 and ended at 40% in 2021. Meanwhile, in the rest of the world, tech and internet stocks were just 7% of market cap (in 2010 and now). This benefited U.S. stocks as tech and internet outperformed the rest of the U.S. market by +448%.

•  Looking forward, most of the above factors are no longer as favorable: U.S. equities have the highest relative valuations in history vs. the rest of the world and the U.S. dollar is expensive (though not extreme). From their current record-high levels, U.S. corporate margins are more likely to suffer downside pressure from labor costs, taxes, regulation and the possible re-shoring of supply chains. Lastly, a high tech and internet index weighting was very helpful in one of the biggest Growth bull markets in history, but these sectors are likely to suffer from the end of the pandemic boost to digital and virtual activities, high valuations and excessive profits expectations, greater regulation and anti-trust enforcement, and the incipient signs of potential excessive capital investment. Economic prospects still may favor the U.S. over the rest of developed markets, but even there, the U.S. is starting to face many of the same problems as its peers (e.g. increasing size of government, expansion of the welfare safety net, slower population growth, etc.).

Commodities Still Beat Stocks and Bonds

•  Commodities had a very strong year in 2021 — as is typical during the Overheating phase of the cycle — rallying +40% (S&P GSCI Index). As mentioned, we expect to remain in the Overheating phase for a few more quarters before transitioning to Stagflation. Historically commodities have been the best performing asset class during Stagflation.

•  While commodities' financialization in the past two decades mean they are more sensitive to a risk-off environment even if fundamentals remain strong, and China (where growth is slowing) has become a bigger source of demand for most commodities than the U.S. except for oil, two structural factors should keep commodities well supported. First is the severe underinvestment in oil & gas, as well as in most other industrial metals and bulks. Oil investment globally peaked at $779 billion in 2014 and in 2020 fell as low as $328 billion, and global mining capex peaked at roughly $160 billion annually in 2012-2013 and has averaged roughly $80 billion annually from 2016-2020.(vii) Second, decarbonization might require enormous quantities of some commodities which current production (and future production at current investment levels) would be incapable of meeting, thus causing "greenflation" (inflation in commodities required for the electrification and greening of the global economy).

(vii)  Source: Bloomberg L.P.

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2021

Investment Overview (unaudited) (cont'd)

Global Strategist Portfolio

In accordance with SEC regulations, the Fund's performance shown assumes that  all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class II shares will vary from the performance of Class I shares based upon its different inception date and will be negatively impacted by additional fees assessed to that class.

Performance Compared to the MSCI All Country World Index(1) and the Customized MSIM Global Allocation Index(2)

	Period Ended December 31, 2021
	Total Returns(3)
		Average Annual
	One Year	Five Years	Ten Years	Since Inception(6)
Fund – Class I(4)	8.37%	8.97%	7.43%	4.68%
MSCI All Country World Index	18.54	14.40	11.85	7.40
Customized MSIM Global Allocation Index	8.78	9.99	7.58	N/A
Fund – Class II(5)	8.22	8.86	7.30	6.34
MSCI All Country World Index	18.54	14.40	11.85	10.25
Customized MSIM Global Allocation Index	8.78	9.99	7.58	6.72

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please contact the issuing insurance company or speak with your financial advisor. Investment return and principal value will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance shown does not reflect fees and expenses imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would be lower.

(1)  The MSCI All Country World Index is a free float-adjusted market capitalization weighted index designed to measure the equity market performance of developed and emerging markets. The term "free float" represents the portion of shares outstanding that are deemed to be available for purchase in the public equity markets by investors. The performance of the Index is listed in U.S. dollars and assumes reinvestment of net dividends. Net total return indices reinvest dividends after the deduction of withholding taxes, using (for international indices) a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties. Returns, including periods prior to January 1, 2001, are calculated using the return data of the MSCI All Country World Index (gross dividends) through December 31, 2000 and the return data of the MSCI All Country World Index (net dividends) after December 31, 2000. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)  The Customized MSIM Global Allocation Index is a performance linked benchmark comprised of 60% MSCI All Country World Index and 40% Bloomberg Global Aggregate Index for periods after May 31, 2017. Prior to May 31, 2017, the Customized MSIM Global Allocation Index consisted of 60% MSCI All Country World Index (benchmark that measures the equity market performance of developed and emerging markets), 30% Bloomberg Global Aggregate Index (benchmark that provides a broadbased measure of the global investment grade fixed-rate debt markets), 5% S&P GSCI Light Energy Index (benchmark for investment performance in the energy commodity market) and 5% ICE BofA U.S. Dollar 1-Month LIBID Average Index (benchmark that tracks the performance of a basket of synthetic assets paying LIBID to a stated maturity). The Customized MSIM Global Allocation Index was added as the Fund benchmark on October 2, 2013 and is provided for comparative purposes only. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(3)  Total returns for the Fund reflect fees waived and expenses reimbursed, if applicable, by the Adviser (as defined herein). Without such waivers and reimbursements, total returns would have been lower.

(4)  Commenced operations on January 2, 1997.

(5)  Commenced offering on March 15, 2011.

(6)  For comparative purposes, average annual since inception returns listed for the Indexes refer to the inception date or initial offering of the respective share class of the Fund, not the inception of the Index.

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2021

Consolidated Portfolio of Investments

Global Strategist Portfolio

	Face Amount (000)		Value (000)
Fixed Income Securities (47.7%)
Agency Adjustable Rate Mortgage (0.0%) (a)
United States (0.0%) (a)
Federal Home Loan Mortgage Corporation, Conventional Pool: 12 Month USD LIBOR + 1.63%, 1.94%, 7/1/45 (Cost $5)		$5	$5
Agency Fixed Rate Mortgages (2.7%)
United States (2.7%)
Federal Home Loan Mortgage Corporation, Conventional Pool: 4.50%, 1/1/49		12	13
Gold Pools: 3.50%, 2/1/45 - 6/1/45		206	222
4.50%, 1/1/49		11	12
Federal National Mortgage Association, Conventional Pools: 3.50%, 1/1/51		624	657
4.00%, 11/1/41 - 1/1/46		216	237
4.50%, 3/1/41 - 11/1/44		94	103
5.00%, 1/1/41 - 3/1/41		35	39
6.00%, 1/1/38		7	9
6.50%, 8/1/38		2	2
February TBA: 2.50%, 2/1/52 (b)		300	305
January TBA: 2.00%, 1/1/52 (b)		650	648
3.00%, 1/1/52 (b)		520	539
Government National Mortgage Association, Various Pools: 4.00%, 7/15/44		14	15
5.00%, 2/20/49		5	6
Total Agency Fixed Rate Mortgages (Cost $2,796)			2,807
Asset-Backed Securities (0.4%)
United States (0.4%)
Freed ABS Trust, 3.06%, 3/18/27 (c)		87	88
New Century Home Equity Loan Trust, 1 Month USD LIBOR + 1.35%, 1.45%, 3/25/33 (d)		73	73
NovaStar Mortgage Funding Trust, 1 Month USD LIBOR + 1.58%, 1.68%, 12/25/34 (d)		75	75
Renaissance Home Equity Loan Trust, 1 Month USD LIBOR + 0.76%, 0.86%, 12/25/32 (d)		78	76
SLM Student Loan Trust, 3 Month EURIBOR + 0.55%, 0.01%, 7/25/39 (d)	EUR	91	102
Total Asset-Backed Securities (Cost $407)			414
Commercial Mortgage-Backed Securities (0.6%)
United Kingdom (0.1%)
Taurus 2018-2 UK DAC, 3 Month GBP LIBOR + 1.10%, 1.21%, 5/22/28 (d)	GBP	59	79
	Face Amount (000)		Value (000)
United States (0.5%)
COMM Mortgage Trust, 3.28%, 1/10/46		$45	$46
3.96%, 3/10/47		144	151
4.75%, 7/15/47 (c)(d)		100	100
Commercial Mortgage Pass-Through Certificates, 4.24%, 2/10/47 (d)		77	81
UBS-Barclays Commercial Mortgage Trust, 3.53%, 5/10/63		40	40
WFRBS Commercial Mortgage Trust, 5.00%, 9/15/46 (c)(d)		140	140
			558
Total Commercial Mortgage-Backed Securities (Cost $618)			637
Corporate Bonds (13.3%)
Australia (0.5%)
Macquarie Group Ltd., 4.15%, 3/27/24 (c)		50	52
NBN Co. Ltd., 2.63%, 5/5/31 (c)		200	201
Transurban Finance Co. Pty Ltd., 2.00%, 8/28/25	EUR	100	121
Westpac Banking Corp., 2.67%, 11/15/35		$125	122
			496
Belgium (0.1%)
Anheuser-Busch InBev SA N.V., 2.75%, 3/17/36	EUR	75	101
Brazil (0.2%)
JBS Finance Luxembourg Sarl, 2.50%, 1/15/27 (c)		$225	223
Canada (0.5%)
Enbridge, Inc., 2.50%, 1/15/25		125	129
Province of Ontario Canada, 2.30%, 6/15/26		190	197
Province of Quebec Canada, 1.35%, 5/28/30		240	233
			559
China (0.2%)
Baidu, Inc., 2.88%, 7/6/22		200	202
Colombia (0.2%)
Ecopetrol SA, 5.88%, 9/18/23		140	149
France (0.7%)
AXA SA, 3.25%, 5/28/49	EUR	100	128
BNP Paribas SA, 1.13%, 6/11/26		125	147
BPCE SA, 5.15%, 7/21/24 (c)		$200	217

The accompanying notes are an integral part of the consolidated financial statements.

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2021

Consolidated Portfolio of Investments (cont'd)

Global Strategist Portfolio

	Face Amount (000)		Value (000)
Corporate Bonds (cont'd)
Orange SA, 5.00%, 1/10/26 (e)	EUR	100	$134
TotalEnergies SE, 3.88%, 5/18/22 (e)		100	115
			741
Germany (0.9%)
Bayer US Finance II LLC, 3.88%, 12/15/23 (c)		$200	209
Deutsche Bank AG, Series E 0.96%, 11/8/23		150	150
Deutsche Telekom International Finance BV, 4.38%, 6/21/28 (c)		150	168
Kreditanstalt fuer Wiederaufbau, 1.13%, 9/15/32	EUR	190	238
Volkswagen International Finance N.V., Series 10Y 1.88%, 3/30/27		100	122
			887
India (0.2%)
ONGC Videsh Vankorneft Pte Ltd., 3.75%, 7/27/26		$200	210
Ireland (0.2%)
AerCap Ireland Capital DAC/AerCap Global Aviation Trust, 2.45%, 10/29/26		175	177
Avolon Holdings Funding Ltd., 2.88%, 2/15/25 (c)		50	51
			228
Italy (0.1%)
Assicurazioni Generali SpA, 5.50%, 10/27/47	EUR	100	138
Japan (0.2%)
NTT Finance Corp., 1.59%, 4/3/28 (c)		$200	196
Korea, Republic of (0.6%)
Korea Electric Power Corp., 2.50%, 6/24/24 (c)		200	207
Korea Hydro & Nuclear Power Co., Ltd., 3.75%, 7/25/23 (c)		200	208
Korea Southern Power Co. Ltd., 0.75%, 1/27/26 (c)		200	193
			608
Luxembourg (0.1%)
Blackstone Property Partners Europe Holdings Sarl, 1.25%, 4/26/27	EUR	100	115
Mexico (0.1%)
Fomento Economico Mexicano SAB de CV, 0.50%, 5/28/28		$100	113
	Face Amount (000)		Value (000)
Netherlands (0.1%)
ASR Nederland N.V., 5.00%, 9/30/24 (e)	EUR	100	$127
Qatar (0.2%)
Ooredoo International Finance Ltd., 2.63%, 4/8/31 (c)		$200	201
Saudi Arabia (0.2%)
Saudi Arabian Oil Co., 3.50%, 4/16/29		200	214
Spain (0.4%)
Banco Santander SA, 3.13%, 1/19/27	EUR	100	126
5.18%, 11/19/25		$200	223
CaixaBank SA, 0.75%, 4/18/23	EUR	100	115
			464
Sweden (0.1%)
Akelius Residential Property Financing BV, 1.13%, 1/11/29		100	112
Switzerland (0.9%)
Credit Suisse Group AG, 2.19%, 6/5/26 (c)		$500	503
Syngenta Finance N.V., 4.44%, 4/24/23 (c)		200	207
UBS Group AG, 3.49%, 5/23/23 (c)		200	202
			912
United Arab Emirates (0.4%)
ADCB Finance Cayman Ltd., 4.00%, 3/29/23 (c)		200	207
Galaxy Pipeline Assets Bidco Ltd., 2.63%, 3/31/36 (c)		225	220
			427
United Kingdom (1.2%)
BAT Capital Corp., 3.56%, 8/15/27		125	131
HSBC Holdings PLC, 2.26%, 11/13/26	GBP	100	137
4.25%, 3/14/24		$200	211
Lloyds Banking Group PLC, 1.75%, 9/7/28	EUR	100	117
2.25%, 10/16/24	GBP	100	138
Nationwide Building Society, 3.77%, 3/8/24 (c)		$200	206
Natwest Group PLC, 3.88%, 9/12/23		200	209
NGG Finance PLC, 5.63%, 6/18/73	GBP	100	147
			1,296
United States (5.0%)
7-Eleven, Inc., 1.30%, 2/10/28 (c)		$100	95
Altria Group, Inc., 2.45%, 2/4/32		75	71

The accompanying notes are an integral part of the consolidated financial statements.

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2021

Consolidated Portfolio of Investments (cont'd)

Global Strategist Portfolio

	Face Amount (000)		Value (000)
Corporate Bonds (cont'd)
Amazon.com, Inc., 2.70%, 6/3/60		$50	$48
AT&T, Inc., 1.80%, 9/5/26	EUR	100	121
2.90%, 12/4/26	GBP	100	143
Bank of America Corp., 2.57%, 10/20/32		$50	50
2.69%, 4/22/32		50	51
MTN 4.00%, 1/22/25		175	187
Boeing Co. (The), 5.15%, 5/1/30		100	117
CDW LLC/CDW Finance Corp., 2.67%, 12/1/26		25	26
Charter Communications Operating LLC/Charter Communications Operating Capital, 2.30%, 2/1/32		25	24
2.80%, 4/1/31		75	74
3.50%, 3/1/42		25	24
5.13%, 7/1/49		25	29
Chubb INA Holdings, Inc., 0.88%, 6/15/27	EUR	100	117
Cigna Corp., 2.38%, 3/15/31		$25	25
3.88%, 10/15/47		50	56
Citigroup, Inc., 5.50%, 9/13/25		75	85
Comcast Corp., 1.95%, 1/15/31		125	123
CVS Health Corp., 2.13%, 9/15/31		100	98
Deere & Co., 3.10%, 4/15/30		100	108
Diamondback Energy, Inc., 2.88%, 12/1/24		150	156
Emerson Electric Co., 1.25%, 10/15/25	EUR	125	148
Energy Transfer LP, 2.90%, 5/15/25		$150	155
Enterprise Products Operating LLC, 3.95%, 1/31/60		50	54
Ford Motor Credit Co. LLC, 3.09%, 1/9/23		200	204
Fox Corp., 4.71%, 1/25/29		150	171
Georgia-Pacific LLC, 2.30%, 4/30/30 (c)		125	125
HCA, Inc., 5.25%, 6/15/49		50	64
JPMorgan Chase & Co., 1.95%, 2/4/32		250	241
4.13%, 12/15/26		75	83
Level 3 Financing, Inc., 3.40%, 3/1/27 (c)		100	103
	Face Amount (000)		Value (000)
Lowe's Cos., Inc., 1.30%, 4/15/28		$75	$72
1.70%, 10/15/30		100	95
McDonald's Corp., MTN 3.38%, 5/26/25		100	106
Metropolitan Life Global Funding I, 2.95%, 4/9/30 (c)		150	158
NextEra Energy Capital Holdings, Inc., 2.75%, 11/1/29		175	180
NVIDIA Corp., 2.00%, 6/15/31		125	125
Occidental Petroleum Corp., 3.20%, 8/15/26		35	36
5.55%, 3/15/26		75	84
Pacific Gas and Electric Co., 2.50%, 2/1/31		25	24
PepsiCo, Inc., 2.63%, 4/28/26	EUR	100	126
Prologis Euro Finance LLC, 1.88%, 1/5/29		100	123
Synchrony Bank, 3.00%, 6/15/22		$250	252
Upjohn Finance BV, 1.91%, 6/23/32	EUR	100	119
Verizon Communications, Inc., 1.13%, 11/3/28		$100	130
2.99%, 10/30/56		50	48
3.40%, 3/22/41		100	105
Vontier Corp., 2.40%, 4/1/28 (c)		50	48
Walt Disney Co. (The), 2.65%, 1/13/31		100	104
3.80%, 3/22/30		50	56
Wells Fargo & Co., MTN 2.88%, 10/30/30		125	130
			5,297
Total Corporate Bonds (Cost $13,858)			14,016
Mortgages — Other (0.7%)
Germany (0.1%)
Berg Finance, 1.05%, 4/22/33	EUR	79	90
United Kingdom (0.1%)
Landmark Mortgage Securities No. 3 PLC, 3 Month GBP LIBOR + 2.10%, 2.31%, 4/17/44 (d)	GBP	74	100
United States (0.5%)
Federal Home Loan Mortgage Corporation, 3.00%, 9/25/45 - 5/25/47		$118	118
3.50%, 5/25/45 - 7/25/46		45	47
4.00%, 5/25/45		3	3

The accompanying notes are an integral part of the consolidated financial statements.

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2021

Consolidated Portfolio of Investments (cont'd)

Global Strategist Portfolio

	Face Amount (000)		Value (000)
Mortgages — Other (cont'd)
Hundred Acre Wood Trust, 2.50%, 10/25/51 (c)(d)		$99	$99
Seasoned Credit Risk Transfer Trust, 3.00%, 11/25/57 - 10/25/58		213	224
4.00%, 10/25/58		17	18
			509
Total Mortgages — Other (Cost $684)			699
Sovereign (26.5%)
Australia (0.7%)
Australia Government Bond, 0.25%, 11/21/25	AUD	450	315
2.50%, 5/21/30		160	124
2.75%, 11/21/29		150	119
3.25%, 4/21/25		210	164
			722
Austria (0.1%)
Republic of Austria Government Bond, 0.00%, 2/20/30 (c)	EUR	70	80
Belgium (0.3%)
Kingdom of Belgium Government Bond, 0.90%, 6/22/29 (c)		30	37
1.70%, 6/22/50 (c)		90	122
1.90%, 6/22/38 (c)		150	208
			367
Canada (1.1%)
Canadian Government Bond, 1.25%, 6/1/30	CAD	1,450	1,138
2.00%, 12/1/51		20	17
			1,155
China (9.2%)
Agricultural Development Bank of China, 2.25%, 4/22/25	CNY	770	119
3.79%, 10/26/30		740	122
China Development Bank, 3.07%, 3/10/30		1,410	220
3.34%, 7/14/25		740	119
China Government Bond, 3.02%, 5/27/31		17,370	2,770
3.13%, 11/21/29		4,990	799
3.27%, 11/19/30		32,010	5,196
3.81%, 9/14/50		300	50
3.86%, 7/22/49		1,430	242
Export-Import Bank of China (The), 2.93%, 3/2/25		740	117
			9,754
Colombia (0.0%) (a)
Colombian TES, Series B 7.75%, 9/18/30	COP	122,600	29
Denmark (0.1%)
Denmark Government Bond, 0.50%, 11/15/27	DKK	630	101
	Face Amount (000)		Value (000)
Finland (0.1%)
Finland Government Bond, 1.13%, 4/15/34 (c)	EUR	70	$89
France (1.7%)
Agence Francaise de Developpement EPIC, 1.50%, 10/31/34		$100	127
Banque Federative du Credit Mutuel SA, 1.25%, 12/5/25	GBP	100	134
French Republic Government Bond OAT, 0.00%, 11/25/29	EUR	1,010	1,151
2.00%, 5/25/48 (c)		170	249
SNCF Reseau, 1.88%, 3/30/34		100	131
			1,792
Germany (0.5%)
Bundesrepublik Deutschland Bundesanleihe, 0.00%, 5/15/36		70	80
4.25%, 7/4/39		40	80
State of North Rhine-Westphalia Germany, 1.65%, 2/22/38		290	387
			547
Greece (2.7%)
Hellenic Republic Government Bond, 0.75%, 6/18/31 (c)		2,589	2,801
Hungary (0.0%) (a)
Hungary Government Bond, 3.00%, 8/21/30	HUF	4,450	12
Indonesia (0.3%)
Indonesia Government International Bond, 1.75%, 4/24/25	EUR	130	154
Indonesia Treasury Bond, 8.25%, 5/15/29	IDR	839,000	66
8.38%, 3/15/34		981,000	77
			297
Ireland (0.1%)
Ireland Government Bond, 0.20%, 10/18/30	EUR	80	92
Italy (1.3%)
Italy Buoni Poliennali Del Tesoro, 0.00%, 8/1/26		230	257
1.40%, 5/26/25 (c)		101	124
1.65%, 12/1/30 (c)		40	48
1.85%, 7/1/25 (c)		390	470
2.45%, 9/1/50 (c)		240	301
Republic of Italy Government International Bond, 0.88%, 5/6/24		$200	198
			1,398
Japan (4.5%)
Japan Government Five-Year Bond, 0.10%, 6/20/24	JPY	118,000	1,031
Japan Government Ten-Year Bond, 0.10%, 6/20/26 - 6/20/29		200,000	1,756

The accompanying notes are an integral part of the consolidated financial statements.

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2021

Consolidated Portfolio of Investments (cont'd)

Global Strategist Portfolio

	Face Amount (000)		Value (000)
Sovereign (cont'd)
Japan Government Thirty-Year Bond, 0.30%, 6/20/46	JPY	37,000	$302
0.40%, 9/20/49		26,000	211
0.60%, 6/20/50		3,000	26
1.70%, 6/20/33		75,000	766
Japan Government Twenty-Year Bond, 0.40%, 6/20/41		80,000	687
			4,779
Korea, Republic of (0.6%)
Export-Import Bank of Korea, 0.63%, 2/9/26		$200	194
Korea Development Bank (The), 0.80%, 7/19/26		200	194
Korea International Bond, 2.00%, 6/19/24		200	205
			593
Malaysia (0.3%)
Malaysia Government Bond, 3.89%, 8/15/29	MYR	440	108
Petronas Capital Ltd., 3.50%, 3/18/25 (c)		$200	212
			320
Mexico (0.3%)
Mexican Bonos, Series M 7.50%, 6/3/27	MXN	1,700	83
8.50%, 5/31/29		800	41
Mexico Government International Bond, 4.50%, 4/22/29		200	223
Petroleos Mexicanos, 6.95%, 1/28/60		$20	18
			365
Netherlands (0.2%)
Netherlands Government Bond, 0.00%, 7/15/30 (c)	EUR	190	219
2.75%, 1/15/47 (c)		20	37
			256
Norway (0.0%) (a)
Norway Government Bond, 1.38%, 8/19/30 (c)	NOK	220	24
Poland (0.1%)
Republic of Poland Government Bond, 0.25%, 10/25/26	PLN	300	63
Russia (0.1%)
Russian Federal Bond — OFZ, 7.95%, 10/7/26	RUB	6,010	79
Spain (0.7%)
Spain Government Bond, 0.00%, 1/31/28	EUR	110	124
1.25%, 10/31/30 (c)		410	501
2.70%, 10/31/48 (c)		40	60
3.45%, 7/30/66 (c)		21	36
			721
	Face Amount (000)		Value (000)
Sweden (0.1%)
Sweden Government Bond, 0.75%, 5/12/28	SEK	740	$85
United Kingdom (1.4%)
United Kingdom Gilt, 0.38%, 10/22/30	GBP	230	297
0.63%, 10/22/50		170	203
1.63%, 10/22/28		220	314
3.50%, 1/22/45		180	357
4.25%, 9/7/39		130	263
			1,434
Total Sovereign (Cost $28,111)			27,955
Supranational (1.2%)
Asian Development Bank, 2.13%, 5/19/31	NZD	60	38
European Investment Bank, 0.20%, 7/15/24	EUR	220	254
Series EARN 0.00%, 1/14/31		200	226
International Bank for Reconstruction & Development, SOFR + 0.43%, 0.48%, 8/19/27 (d)		$330	334
2.20%, 2/27/24	AUD	610	456
Total Supranational (Cost $1,314)			1,308
U.S. Treasury Securities (2.3%)
United States (2.3%)
U.S. Treasury Bonds, 1.13%, 5/15/40		$980	859
1.25%, 5/15/50		350	297
2.50%, 2/15/45		590	649
2.75%, 8/15/47		510	594
Total U.S. Treasury Securities (Cost $2,403)			2,399
Total Fixed Income Securities (Cost $50,196)			50,240
	Shares
Common Stocks (38.0%)
Australia (0.5%)
Afterpay Ltd. (f)		100	6
Ampol Ltd.		113	2
APA Group		512	4
Aristocrat Leisure Ltd.		266	8
ASX Ltd.		85	6
Aurizon Holdings Ltd.		862	2
AusNet Services Ltd.		897	2
Australia & New Zealand Banking Group Ltd.		1,287	26
BHP Group Ltd.		1,300	39
BlueScope Steel Ltd.		239	4
Brambles Ltd.		631	5
Cochlear Ltd.		29	5
Coles Group Ltd.		584	8
Commonwealth Bank of Australia		779	57
Computershare Ltd.		253	4
Crown Resorts Ltd. (f)		174	1

The accompanying notes are an integral part of the consolidated financial statements.

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2021

Consolidated Portfolio of Investments (cont'd)

Global Strategist Portfolio

	Shares	Value (000)
Australia (cont'd)
CSL Ltd.	204	$43
Dexus REIT	477	4
Domino's Pizza Enterprises Ltd.	28	2
Endeavour Group Ltd. (Australia)	634	3
Evolution Mining Ltd.	850	2
Fortescue Metals Group Ltd.	748	10
Goodman Group REIT	729	14
GPT Group (The) REIT	906	4
IDP Education Ltd.	98	2
Insurance Australia Group Ltd.	1,179	4
James Hardie Industries PLC CDI	196	8
Lendlease Corp Ltd. REIT	329	3
Macquarie Group Ltd.	153	23
Magellan Financial Group Ltd.	64	1
Medibank Pvt Ltd.	1,322	3
Mirvac Group REIT	1,730	4
National Australia Bank Ltd.	1,482	31
Newcrest Mining Ltd.	365	6
Northern Star Resources Ltd.	538	4
OneMarket Ltd. (f)	137	—
Orica Ltd.	193	2
Origin Energy Ltd.	828	3
Qantas Airways Ltd. (f)	439	2
QBE Insurance Group Ltd.	662	5
Ramsay Health Care Ltd.	82	4
REA Group Ltd.	25	3
Reece Ltd.	136	3
Rio Tinto Ltd.	163	12
Santos Ltd.	1,438	7
Scentre Group REIT	2,267	5
Seek Ltd.	157	4
Sonic Healthcare Ltd.	203	7
South32 Ltd.	2,037	6
Stockland REIT	1,118	3
Suncorp Group Ltd.	563	5
Sydney Airport (f)	595	4
Tabcorp Holdings Ltd.	993	4
Telstra Corp., Ltd.	1,819	6
Transurban Group	1,337	13
Treasury Wine Estates Ltd.	337	3
Vicinity Centres REIT	1,823	2
Washington H Soul Pattinson & Co. Ltd.	103	2
Wesfarmers Ltd.	494	21
Westpac Banking Corp.	1,620	25
WiseTech Global Ltd.	67	3
Woodside Petroleum Ltd.	426	7
Woolworths Group Ltd.	555	15
Xero Ltd. (f)	59	6
		532
Austria (0.0%) (a)
Erste Group Bank AG	276	13
OMV AG	119	7
	Shares	Value (000)
Raiffeisen Bank International AG	118	$4
Verbund AG	56	6
voestalpine AG	92	3
		33
Belgium (0.1%)
Ageas SA N.V.	157	8
Anheuser-Busch InBev SA N.V.	698	42
Argenx SE (f)	44	16
Elia Group SA N.V.	29	4
Etablissements Franz Colruyt N.V.	51	2
Groupe Bruxelles Lambert SA	105	12
KBC Group N.V.	232	20
Proximus SADP	145	3
Sofina SA	14	7
Solvay SA	69	8
UCB SA	118	13
Umicore SA	183	7
		142
Canada (1.7%)
Agnico Eagle Mines Ltd.	225	12
Air Canada (f)	161	3
Algonquin Power & Utilities Corp.	513	7
Alimentation Couche-Tard, Inc.	772	32
AltaGas Ltd.	256	5
Ballard Power Systems, Inc. (f)	221	3
Bank of Montreal	590	63
Bank of Nova Scotia (The)	1,106	78
Barrick Gold Corp. (LSE)	1,383	26
Barrick Gold Corp. (NYSE)	57	1
Bausch Health Cos., Inc. (f)	284	8
BCE, Inc.	66	3
Blackberry Ltd. (f)	506	5
Brookfield Asset Management, Inc., Class A	1,280	77
Brookfield Renewable Corp., Class A	120	4
CAE, Inc. (f)	293	7
Cameco Corp.	372	8
Canadian Apartment Properties REIT	77	4
Canadian Imperial Bank of Commerce	412	48
Canadian National Railway Co.	643	79
Canadian Natural Resources Ltd.	1,088	46
Canadian Pacific Railway Ltd. (NYSE)	135	10
Canadian Pacific Railway Ltd. (TSX)	611	44
Canadian Tire Corp., Ltd., Class A	53	8
Canadian Utilities Ltd., Class A	117	3
Canopy Growth Corp. (f)	224	2
CCL Industries, Inc., Class B	139	7
Cenovus Energy, Inc.	1,211	15
CGI, Inc. (f)	200	18
Constellation Software, Inc.	18	33
Dollarama, Inc.	265	13
Emera, Inc.	235	12
Empire Co., Ltd., Class A	154	5

The accompanying notes are an integral part of the consolidated financial statements.

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2021

Consolidated Portfolio of Investments (cont'd)

Global Strategist Portfolio

	Shares	Value (000)
Canada (cont'd)
Enbridge, Inc.	1,851	$72
Fairfax Financial Holdings Ltd.	24	12
First Quantum Minerals Ltd.	556	13
FirstService Corp.	36	7
Fortis, Inc.	428	21
Franco-Nevada Corp.	175	24
George Weston Ltd.	69	8
GFL Environmental, Inc.	145	5
Gildan Activewear, Inc.	184	8
Great-West Lifeco, Inc.	255	8
Hydro One Ltd.	300	8
IA Financial Corp., Inc.	99	6
IGM Financial, Inc.	77	3
Imperial Oil Ltd.	227	8
Intact Financial Corp.	161	21
Ivanhoe Mines Ltd., Class A (f)	462	4
Keyera Corp.	204	5
Kinross Gold Corp.	1,145	7
Kirkland Lake Gold Ltd.	246	10
Lightspeed Commerce, Inc. (f)	102	4
Loblaw Cos., Ltd.	154	13
Lundin Mining Corp.	627	5
Magna International, Inc.	260	21
Manulife Financial Corp.	1,762	34
Metro, Inc.	224	12
National Bank of Canada	309	24
Northland Power, Inc.	207	6
Nutrien Ltd.	415	31
Nuvei Corp. (f)	54	3
Onex Corp.	69	5
Open Text Corp.	249	12
Pan American Silver Corp.	195	5
Parkland Corp.	138	4
Pembina Pipeline Corp.	507	15
Power Corp. of Canada	410	14
Quebecor, Inc., Class B	154	3
Restaurant Brands International, Inc.	261	16
RioCan Real Estate Investment Trust	142	3
Ritchie Bros Auctioneers, Inc.	102	6
Rogers Communications, Inc., Class B	326	15
Royal Bank of Canada	1,201	127
Saputo, Inc.	227	5
Shaw Communications, Inc., Class B	414	13
Shopify, Inc., Class A (f)	106	146
Sun Life Financial, Inc.	537	30
Suncor Energy, Inc.	1,358	34
TC Energy Corp.	797	37
Teck Resources Ltd., Class B	438	13
TELUS Corp.	407	10
TFI International, Inc.	76	8
Thomson Reuters Corp.	158	19
TMX Group Ltd.	51	5
	Shares	Value (000)
Toromont Industries Ltd.	75	$7
Toronto-Dominion Bank (The)	1,665	128
Tourmaline Oil Corp.	284	9
West Fraser Timber Co., Ltd.	88	8
Wheaton Precious Metals Corp.	411	18
WSP Global, Inc.	108	16
		1,823
China (0.0%) (a)
China Common Rich Renewable Energy Investments Ltd. (f)	18,000	—
Wharf Holdings Ltd. (The) (g)	1,400	4
		4
Denmark (0.4%)
Ambu A/S Series B	153	4
AP Moller — Maersk A/S Series A	3	10
AP Moller — Maersk A/S Series B	5	18
Carlsberg A/S Series B	89	15
Chr Hansen Holding A/S	95	8
Coloplast A/S Series B	107	19
Danske Bank A/S	610	11
Demant A/S (f)	102	5
DSV Panalpina A/S	182	42
Genmab A/S (f)	61	24
GN Store Nord AS	113	7
Novo Nordisk A/S Series B	1,499	168
Novozymes A/S Series B	183	15
Orsted A/S	171	22
Pandora A/S	89	11
ROCKWOOL International A/S, Class B	8	4
Tryg A/S	328	8
Vestas Wind Systems A/S	915	28
		419
Finland (0.2%)
Elisa Oyj	129	8
Fortum Oyj	412	13
Kesko Oyj, Class B	252	8
Kone Oyj, Class B	312	22
Neste Oyj	387	19
Nokia Oyj (f)	4,931	31
Orion Oyj, Class B	96	4
Sampo Oyj, Class A	452	23
Stora Enso Oyj, Class R	532	10
UPM-Kymmene Oyj	491	19
Wartsila Oyj Abp	433	6
		163
France (2.4%)
Accor SA (f)	1,086	35
Aeroports de Paris (f)	27	4
Air Liquide SA	435	76
Airbus SE (f)	536	69
Alstom SA	291	10
Amundi SA	57	5

The accompanying notes are an integral part of the consolidated financial statements.

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2021

Consolidated Portfolio of Investments (cont'd)

Global Strategist Portfolio

	Shares	Value (000)
France (cont'd)
ArcelorMittal SA	606	$19
Arkema SA	56	8
AXA SA	1,772	53
BioMerieux	38	5
BNP Paribas SA	1,039	72
Bollore SA	825	5
Bouygues SA	208	7
Bureau Veritas SA	271	9
Capgemini SE	148	36
Carrefour SA	570	10
Cie de Saint-Gobain	468	33
Cie Generale des Etablissements Michelin SCA	154	25
CNP Assurances	161	4
Covivio REIT	49	4
Credit Agricole SA	1,136	16
Danone SA	598	37
Dassault Aviation SA	23	3
Dassault Systemes SE	619	37
Edenred	231	11
Eiffage SA	1,851	191
Electricite de France SA	434	5
Engie SA	1,691	25
EssilorLuxottica SA	264	56
Eurazeo SE	37	3
Eurofins Scientific SE	122	15
Euronext N.V.	79	8
Faurecia SE	106	5
Gecina SA REIT	42	6
Getlink SE	402	7
Hermes International	29	51
Ipsen SA	35	3
Kering SA	69	56
Klepierre SA REIT (f)	186	4
L'Oreal SA	229	109
La Francaise des Jeux SAEM	87	4
Legrand SA	246	29
LVMH Moet Hennessy Louis Vuitton SE	256	212
Orange SA	1,829	20
Orpea SA	47	5
Pernod Ricard SA	192	46
Publicis Groupe SA	210	14
Remy Cointreau SA	21	5
Renault SA (f)	175	6
Safran SA	315	39
Sanofi	1,028	104
Sartorius Stedim Biotech	26	14
Schneider Electric SE	498	98
SEB SA	25	4
Societe Generale SA	744	26
Sodexo SA	81	7
STMicroelectronics N.V.	624	31
Suez SA	322	7
	Shares	Value (000)
Teleperformance	54	$24
Thales SA	99	8
TotalEnergies SE	2,284	116
Ubisoft Entertainment SA (f)	87	4
Unibail-Rodamco-Westfield REIT (f)	114	8
Unibail-Rodamco-Westfield REIT CDI (f)	1,000	3
Valeo SA	206	6
Veolia Environnement SA	602	22
Vinci SA	4,725	500
Vivendi SE	713	10
Wendel SE	25	3
Worldline SA (f)	222	12
		2,524
Germany (1.3%)
Adidas AG	176	51
Allianz SE (Registered)	377	89
Aroundtown SA	912	6
BASF SE	833	58
Bayer AG (Registered)	873	47
Bayerische Motoren Werke AG	303	30
Bayerische Motoren Werke AG (Preference)	53	4
Bechtle AG	78	6
Beiersdorf AG	91	9
Brenntag SE	142	13
Carl Zeiss Meditec AG	38	8
Commerzbank AG (f)	910	7
Continental AG (f)	98	10
Covestro AG	173	11
Daimler AG (Registered)	902	69
Daimler Truck Holding AG (f)	420	15
Delivery Hero SE (f)	152	17
Deutsche Bank AG (Registered) (f)	1,883	23
Deutsche Boerse AG	172	29
Deutsche Lufthansa AG (Registered) (f)	546	4
Deutsche Post AG (Registered)	902	58
Deutsche Telekom AG (Registered)	3,045	56
E.ON SE	2,038	28
Evonik Industries AG	191	6
Fresenius Medical Care AG & Co., KGaA	189	12
Fresenius SE & Co., KGaA	385	16
Fuchs Petrolub SE (Preference)	63	3
GEA Group AG	140	8
Hannover Rueck SE (Registered)	55	10
HeidelbergCement AG	135	9
HelloFresh SE (f)	158	12
Henkel AG & Co., KGaA	94	7
Henkel AG & Co., KGaA (Preference)	162	13
Infineon Technologies AG	1,198	55
KION Group AG	67	7
Knorr-Bremse AG	67	7
Lanxess AG	75	5
LEG Immobilien SE	66	9
Merck KGaA	118	30

The accompanying notes are an integral part of the consolidated financial statements.

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2021

Consolidated Portfolio of Investments (cont'd)

Global Strategist Portfolio

	Shares	Value (000)
Germany (cont'd)
MTU Aero Engines AG	49	$10
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen (Registered)	127	38
Nemetschek SE	55	7
Porsche Automobil Holding SE (Preference)	137	13
Puma SE	97	12
QIAGEN N.V. (f)	210	12
Rational AG	5	5
RWE AG	588	24
SAP SE	951	134
Sartorius AG (Preference)	25	17
Scout24 AG	78	5
Siemens AG (Registered)	699	121
Siemens Energy AG (f)	368	9
Siemens Healthineers AG	258	19
Symrise AG	116	17
Telefonica Deutschland Holding AG	956	3
Uniper SE	83	4
United Internet AG (Registered)	90	4
Volkswagen AG	30	9
Volkswagen AG (Preference)	168	34
Vonovia SE	674	37
Zalando SE (f)	211	17
		1,408
Hong Kong (0.3%)
AIA Group Ltd.	7,316	74
BOC Hong Kong Holdings Ltd.	2,217	7
Budweiser Brewing Co., APAC Ltd.	1,025	3
Chow Tai Fook Jewellery Group Ltd. (f)	1,221	2
CK Asset Holdings Ltd.	1,191	8
CK Hutchison Holdings Ltd.	1,622	10
CK Infrastructure Holdings Ltd.	392	2
CLP Holdings Ltd.	974	10
ESR Cayman Ltd. (f)	1,199	4
Futu Holdings Ltd. ADR (f)	31	1
Galaxy Entertainment Group Ltd. (f)	1,338	7
Hang Lung Properties Ltd.	1,214	3
Hang Seng Bank Ltd.	455	8
Henderson Land Development Co., Ltd.	878	4
HK Electric Investments & HK Electric Investments Ltd.	1,576	2
HKT Trust & HKT Ltd.	2,269	3
Hong Kong & China Gas Co., Ltd.	6,693	10
Hong Kong Exchanges & Clearing Ltd.	723	42
Hongkong Land Holdings Ltd.	704	4
Jardine Matheson Holdings Ltd.	128	7
Link REIT	1,286	11
Melco Resorts & Entertainment Ltd. ADR (f)	131	1
MTR Corp., Ltd.	923	5
New World Development Co. Ltd.	916	4
Power Assets Holdings Ltd.	821	5
Sands China Ltd. (f)	1,503	4
	Shares	Value (000)
Sino Land Co., Ltd.	2,005	$2
SITC International Holdings Co. Ltd.	804	3
Sun Hung Kai Properties Ltd.	780	9
Swire Pacific Ltd., Class A	284	2
Swire Properties Ltd.	718	2
Techtronic Industries Co., Ltd.	839	17
WH Group Ltd.	5,079	3
Wharf Real Estate Investment Co., Ltd.	1,006	5
Xinyi Glass Holdings Ltd.	1,124	3
		287
Ireland (0.1%)
CRH PLC	715	38
Flutter Entertainment PLC (f)	152	24
Kerry Group PLC, Class A	144	19
Kingspan Group PLC	144	17
Smurfit Kappa Group PLC	226	12
		110
Israel (0.1%)
Azrieli Group Ltd.	40	4
Bank Hapoalim BM	1,078	11
Bank Leumi Le-Israel BM	1,368	15
Check Point Software Technologies Ltd. (f)	100	12
CyberArk Software Ltd. (f)	37	6
Elbit Systems Ltd.	25	4
Fiverr International Ltd. (f)	28	3
ICL Group Ltd.	669	7
Inmode Ltd. (f)	47	3
Israel Discount Bank Ltd., Class A	1,105	8
Kornit Digital Ltd. (f)	44	7
Mizrahi Tefahot Bank Ltd.	133	5
Nice Ltd. (f)	59	18
Teva Pharmaceutical Industries Ltd. ADR (f)	1,039	8
Wix.com Ltd. (f)	53	8
		119
Italy (0.5%)
Amplifon SpA	113	6
Assicurazioni Generali SpA	1,006	21
Atlantia SpA (f)	8,020	159
CNH Industrial N.V.	934	18
Davide Campari-Milano N.V.	474	7
DiaSorin SpA	23	4
Enel SpA	7,372	59
Eni SpA	2,283	32
EXOR N.V.	99	9
Ferrari N.V.	116	30
FinecoBank Banca Fineco SpA	561	10
Infrastrutture Wireless Italiane SpA	302	4
Intesa Sanpaolo SpA	15,031	39
Mediobanca Banca di Credito Finanziario SpA	564	6
Moncler SpA	189	14
Nexi SpA (f)	432	7
Poste Italiane SpA	473	6
The accompanying notes are an integral part of the consolidated financial statements.

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2021

Consolidated Portfolio of Investments (cont'd)

Global Strategist Portfolio

	Shares	Value (000)
Italy (cont'd)
Prysmian SpA	230	$9
Recordati Industria Chimica e Farmaceutica SpA	96	6
Snam SpA	1,836	11
Stellantis N.V.	1,829	35
Telecom Italia SpA (Milano)	9,001	4
Tenaris SA	426	4
Terna SpA	1,274	10
UniCredit SpA	1,918	30
		540
Netherlands (0.8%)
ABN Amro Bank N.V. CVA	384	6
Adyen N.V. (f)	19	50
Aegon N.V.	1,631	8
Akzo Nobel N.V.	171	19
ASM International N.V.	43	19
ASML Holding N.V.	382	307
Basic-Fit N.V. (f)	788	38
Coca-Cola Europacific Partners PLC	187	10
Heineken Holding N.V.	105	10
Heineken N.V.	236	27
IMCD N.V.	54	12
ING Groep N.V.	3,577	50
InPost SA (f)	189	2
JDE Peet's N.V.	91	3
Just Eat Takeaway.com N.V (f)	168	9
Koninklijke Ahold Delhaize N.V.	952	33
Koninklijke DSM N.V.	160	36
Koninklijke KPN N.V.	3,062	9
Koninklijke Philips N.V.	846	32
NN Group N.V.	246	13
Prosus N.V. (f)	865	72
Randstad N.V.	109	7
Universal Music Group N.V.	661	19
Wolters Kluwer N.V.	246	29
		820
New Zealand (0.0%) (a)
Auckland International Airport Ltd. (f)	1,200	7
Fisher & Paykel Healthcare Corp., Ltd.	543	12
Mercury NZ Ltd.	629	3
Meridian Energy Ltd.	1,230	4
Ryman Healthcare Ltd.	396	3
Spark New Zealand Ltd.	1,717	5
		34
Norway (0.1%)
Adevinta ASA (f)	246	3
Aker BP ASA	119	4
DNB Bank ASA	877	20
Equinor ASA	933	25
Gjensidige Forsikring ASA	189	4
Mowi ASA	415	10
Norsk Hydro ASA	1,270	10
	Shares	Value (000)
Orkla ASA	709	$7
Schibsted ASA, Class A	70	3
Schibsted ASA, Class B	95	3
Telenor ASA	666	10
Yara International ASA	155	8
		107
Portugal (0.0%) (a)
EDP — Energias de Portugal SA	2,636	14
EDP Renovaveis SA	274	7
Galp Energia SGPS SA	471	5
Jeronimo Martins SGPS SA	265	6
		32
Singapore (0.1%)
Ascendas REIT	1,200	3
CapitaLand Integrated Commercial Trust REIT	1,792	3
Capitaland Investment Ltd. (f)	1,000	2
City Developments Ltd.	100	1
DBS Group Holdings Ltd.	600	14
Genting Singapore Ltd.	1,800	1
Keppel Corp., Ltd.	500	2
Mapletree Commercial Trust REIT	700	1
Mapletree Logistics Trust REIT	1,100	2
Oversea-Chinese Banking Corp., Ltd.	1,200	10
Singapore Airlines Ltd. (f)	500	2
Singapore Exchange Ltd.	200	1
Singapore Technologies Engineering Ltd.	600	2
Singapore Telecommunications Ltd.	3,100	5
United Overseas Bank Ltd.	500	10
UOL Group Ltd.	100	1
Venture Corp. Ltd.	100	1
Wilmar International Ltd.	700	2
		63
South Africa (0.0%) (a)
Nedbank Group Ltd.	249	3
Old Mutual Ltd.	7,755	6
Thungela Resources Ltd. (f)	132	1
		10
Spain (0.4%)
ACS Actividades de Construccion y Servicios SA	223	6
Aena SME SA (f)	68	11
Amadeus IT Group SA (f)	412	28
Banco Bilbao Vizcaya Argentaria SA	6,127	36
Banco Santander SA	15,867	53
CaixaBank SA	4,068	11
Cellnex Telecom SA	466	27
Enagas SA	227	5
Endesa SA	291	7
Ferrovial SA	3,614	113
Grifols SA	274	5
Iberdrola SA	5,303	63
Industria de Diseno Textil SA	984	32
Melia Hotels International SA (f)	782	5

The accompanying notes are an integral part of the consolidated financial statements.

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2021

Consolidated Portfolio of Investments (cont'd)

Global Strategist Portfolio

	Shares	Value (000)
Spain (cont'd)
Naturgy Energy Group SA	178	$6
Red Electrica Corp., SA	394	8
Repsol SA	1,321	16
Siemens Gamesa Renewable Energy SA (f)	220	5
Telefonica SA	4,793	21
		458
Sweden (0.6%)
Alfa Laval AB	278	11
Assa Abloy AB, Class B	881	27
Atlas Copco AB, Class A	594	41
Atlas Copco AB, Class B	345	20
Boliden AB	242	9
Electrolux AB (f)	205	5
Embracer Group AB (f)	444	5
Epiroc AB, Class A	591	15
Epiroc AB, Class B	347	7
EQT AB	266	14
Essity AB, Class B	529	17
Evolution AB	153	22
Fastighets AB Balder, Class B (f)	94	7
Getinge AB, Class B	206	9
Hennes & Mauritz AB, Class B	641	13
Hexagon AB, Class B	1,780	28
Husqvarna AB, Class B	388	6
ICA Gruppen AB	92	5
Industrivarden AB, Class A	122	4
Industrivarden AB, Class C	145	5
Investment AB Latour, Class B	138	6
Investor AB, Class A	443	12
Investor AB, Class B	1,615	41
Kinnevik AB, Class B (f)	216	8
L E Lundbergforetagen AB, Class B	70	4
Lifco AB, Class B	216	7
Lundin Energy AB	180	6
Nibe Industrier AB, Class B	1,279	19
Nordea Bank Abp	2,857	35
Sagax AB	153	5
Sandvik AB	1,001	28
Securitas AB, Class B	287	4
Sinch AB (f)	497	6
Skandinaviska Enskilda Banken AB, Class A	1,431	20
Skanska AB, Class B	306	8
SKF AB, Class B	339	8
Svenska Cellulosa AB SCA, Class B	532	9
Svenska Handelsbanken AB, Class A	1,294	14
Swedbank AB, Class A	799	16
Swedish Match AB	1,304	10
Tele2 AB, Class B	457	7
Telefonaktiebolaget LM Ericsson, Class B	2,566	28
	Shares	Value (000)
Telia Co., AB	2,339	$9
Volvo AB, Class A	186	4
Volvo AB, Class B	1,276	30
		614
Switzerland (1.6%)
ABB Ltd. (Registered)	1,503	57
Adecco Group AG (Registered)	142	7
Alcon, Inc.	466	41
Bachem Holding AG	6	5
Baloise Holding AG (Registered)	42	7
Barry Callebaut AG (Registered)	3	7
Chocoladefabriken Lindt & Sprungli AG	1	14
Cie Financiere Richemont SA (Registered)	476	71
Clariant AG (Registered) (f)	196	4
Credit Suisse Group AG (Registered)	2,425	23
EMS-Chemie Holding AG (Registered)	6	7
Geberit AG (Registered)	33	27
Givaudan SA (Registered)	8	42
Holcim Ltd. (Registered) (f)	475	24
Julius Baer Group Ltd.	201	13
Kuehne & Nagel International AG (Registered)	50	16
Logitech International SA (Registered)	161	13
Lonza Group AG (Registered)	69	57
Nestle SA (Registered)	2,561	358
Novartis AG (Registered)	2,006	176
Partners Group Holding AG	21	35
Roche Holding AG	29	13
Roche Holding AG (Genusschein)	637	264
Schindler Holding AG	38	10
Schindler Holding AG (Registered)	18	5
SGS SA (Registered)	5	17
Sika AG (Registered)	129	54
Sonova Holding AG (Registered)	50	20
Straumann Holding AG (Registered)	9	19
Swatch Group AG (The)	27	8
Swatch Group AG (The) (Registered)	48	3
Swiss Life Holding AG (Registered)	29	18
Swiss Prime Site AG (Registered)	69	7
Swiss Re AG	275	27
Swisscom AG (Registered)	24	14
Temenos AG (Registered)	62	9
UBS Group AG (Registered)	3,220	58
VAT Group AG	25	12
Vifor Pharma AG	46	8
Zurich Insurance Group AG	137	60
		1,630
United Kingdom (2.3%)
3i Group PLC	914	18
Aberdeen PLC	1,989	6
Admiral Group PLC	176	8

The accompanying notes are an integral part of the consolidated financial statements.

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2021

Consolidated Portfolio of Investments (cont'd)

Global Strategist Portfolio

	Shares	Value (000)
United Kingdom (cont'd)
Anglo American PLC	1,220	$50
Antofagasta PLC	364	7
Ashtead Group PLC	421	34
Associated British Foods PLC	324	9
AstraZeneca PLC	1,472	173
Auto Trader Group PLC	879	9
AVEVA Group PLC	112	5
Aviva PLC	3,628	20
BAE Systems PLC	2,998	22
Barclays PLC	15,669	40
Barratt Developments PLC	935	9
Berkeley Group Holdings PLC	102	7
BHP Group PLC	1,962	58
BP PLC	18,615	83
British American Tobacco PLC	1,991	74
British Land Co., PLC (The) REIT	804	6
BT Group PLC	8,218	19
Bunzl PLC	315	12
Burberry Group PLC	369	9
Coca-Cola HBC AG (f)	184	6
Compass Group PLC (f)	1,687	38
Croda International PLC	130	18
DCC PLC	90	7
Diageo PLC	2,176	119
Entain PLC (f)	558	13
Evraz PLC	464	4
Experian PLC	872	43
Ferguson PLC	207	37
G4S PLC	2,164	7
GlaxoSmithKline PLC	4,692	102
Glencore PLC (f)	9,265	47
Halma PLC	355	15
Hargreaves Lansdown PLC	326	6
Hikma Pharmaceuticals PLC	160	5
HSBC Holdings PLC	19,078	116
Imperial Brands PLC	881	19
Informa PLC (f)	1,375	10
InterContinental Hotels Group PLC (f)	823	53
Intertek Group PLC	149	11
Intu Properties PLC REIT (f)	1,268	—	@
J Sainsbury PLC	1,610	6
JD Sports Fashion PLC	2,394	7
Johnson Matthey PLC	178	5
Kingfisher PLC	1,967	9
Land Securities Group PLC REIT	641	7
Legal & General Group PLC	5,557	22
Lloyds Banking Group PLC	66,253	43
London Stock Exchange Group PLC	304	29
M&G PLC	2,372	6
Melrose Industries PLC	4,072	9
Mondi PLC	444	11
National Grid PLC	3,373	48
	Shares	Value (000)
Natwest Group PLC	5,392	$16
Next PLC	126	14
Ocado Group PLC (f)	449	10
Paragon Offshore PLC (f)	67	—
Pearson PLC	689	6
Persimmon PLC	293	11
Phoenix Group Holdings PLC	588	5
Prudential PLC	2,433	42
Reckitt Benckiser Group PLC	666	57
RELX PLC	1,822	59
Rentokil Initial PLC	1,757	14
Rio Tinto PLC	1,044	69
Rolls-Royce Holdings PLC (f)	7,822	13
Royal Dutch Shell PLC, Class A	3,808	84
Royal Dutch Shell PLC, Class B	3,411	75
Sage Group PLC (The)	956	11
Schroders PLC	114	6
Segro PLC REIT	1,129	22
Severn Trent PLC	230	9
Smith & Nephew PLC	826	14
Smiths Group PLC	363	8
Spirax-Sarco Engineering PLC	68	15
SSE PLC	981	22
St. James's Place PLC	492	11
Standard Chartered PLC	2,461	15
Taylor Wimpey PLC	3,359	8
Tesco PLC	7,184	28
Unilever PLC CVA	2,411	129
United Utilities Group PLC	626	9
Virgin Money UK PLC (f)	888	2
Vodafone Group PLC	25,817	39
Whitbread PLC (f)	910	37
WPP PLC	1,116	17
		2,433
United States (24.5%)
10X Genomics, Inc., Class A (f)	41	6
3M Co.	300	53
Abbott Laboratories	915	129
AbbVie, Inc.	906	123
ABIOMED, Inc. (f)	24	9
Accenture PLC, Class A	324	134
Activision Blizzard, Inc.	414	28
Adobe, Inc. (f)	240	136
Advance Auto Parts, Inc.	32	8
Advanced Micro Devices, Inc. (f)	634	91
AES Corp. (The)	349	8
Affirm Holdings, Inc. (f)	47	5
Aflac, Inc.	330	19
Agilent Technologies, Inc.	157	25
AGNC Investment Corp. REIT	276	4
Air Products & Chemicals, Inc.	115	35
Airbnb, Inc., Class A (f)	125	21
Akamai Technologies, Inc. (f)	84	10

The accompanying notes are an integral part of the consolidated financial statements.

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2021

Consolidated Portfolio of Investments (cont'd)

Global Strategist Portfolio

	Shares	Value (000)
United States (cont'd)
Albemarle Corp.	60	$14
Alexandria Real Estate Equities, Inc. REIT	75	17
Align Technology, Inc. (f)	40	26
Alleghany Corp. (f)	7	5
Allegion PLC	46	6
Alliant Energy Corp.	129	8
Allstate Corp. (The)	153	18
Ally Financial, Inc.	187	9
Alnylam Pharmaceuticals, Inc. (f)	60	10
Alphabet, Inc., Class A (f)	156	452
Alphabet, Inc., Class C (f)	150	434
Altria Group, Inc.	945	45
Amazon.com, Inc. (f)	241	804
AMC Entertainment Holdings, Inc., Class A (f)	295	8
Amcor PLC	801	10
AMERCO	5	4
Ameren Corp.	133	12
American Electric Power Co., Inc.	259	23
American Express Co.	354	58
American Financial Group, Inc.	37	5
American International Group, Inc.	447	25
American Tower Corp. REIT	234	68
American Water Works Co., Inc.	94	18
Ameriprise Financial, Inc.	59	18
AmerisourceBergen Corp.	81	11
AMETEK, Inc.	119	17
Amgen, Inc.	298	67
Amphenol Corp., Class A	307	27
Analog Devices, Inc.	281	49
Annaly Capital Management, Inc. REIT	757	6
ANSYS, Inc. (f)	45	18
Anthem, Inc.	126	58
AO Smith Corp.	69	6
Aon PLC, Class A	118	35
Apollo Global Management, Inc.	92	7
Apple, Inc.	8,499	1,509
Applied Materials, Inc.	472	74
Aptiv PLC (f)	140	23
Aramark	2,699	99
Arch Capital Group Ltd. (f)	206	9
Archer-Daniels-Midland Co.	290	20
Arista Networks, Inc. (f)	118	17
Arrow Electronics, Inc. (f)	37	5
Arthur J Gallagher & Co.	107	18
Asana, Inc., Class A (f)	38	3
Assurant, Inc.	31	5
AT&T, Inc.	3,716	91
Athene Holding Ltd., Class A (f)	70	6
Atmos Energy Corp.	69	7
Autodesk, Inc. (f)	114	32
Automatic Data Processing, Inc.	218	54
AutoZone, Inc. (f)	11	23
	Shares	Value (000)
Avalara, Inc. (f)	46	$6
AvalonBay Communities, Inc. REIT	72	18
Avantor, Inc. (f)	275	12
Avery Dennison Corp.	43	9
Baker Hughes Co.	426	10
Ball Corp.	169	16
Bank of America Corp.	3,951	176
Bank of New York Mellon Corp. (The)	427	25
Bath & Body Works, Inc.	136	9
Baxter International, Inc.	260	22
Becton Dickinson & Co.	150	38
Bentley Systems, Inc., Class B	90	4
Berkshire Hathaway, Inc., Class B (f)	684	205
Best Buy Co., Inc.	118	12
Bill.Com Holdings, Inc. (f)	39	10
Bio-Rad Laboratories, Inc., Class A (f)	12	9
Bio-Techne Corp.	20	10
Biogen, Inc. (f)	78	19
BioMarin Pharmaceutical, Inc. (f)	97	9
Black Knight, Inc. (f)	81	7
BlackRock, Inc.	79	72
Blackstone Group, Inc. (The)	357	46
Bloomin' Brands, Inc. (f)	899	19
Boeing Co. (The) (f)	294	59
Booking Holdings, Inc. (f)	21	50
Booz Allen Hamilton Holding Corp.	70	6
BorgWarner, Inc.	125	6
Boston Properties, Inc. REIT	78	9
Boston Scientific Corp. (f)	745	32
Brinker International, Inc. (f)	463	17
Bristol-Myers Squibb Co.	1,166	73
Broadcom, Inc.	198	132
Broadridge Financial Solutions, Inc.	60	11
Brown & Brown, Inc.	125	9
Brown-Forman Corp., Class B	160	12
Bunge Ltd.	73	7
Burlington Stores, Inc. (f)	35	10
Cable One, Inc.	3	5
Cabot Oil & Gas Corp.	5,975	114
Cadence Design Systems, Inc. (f)	141	26
Caesars Entertainment, Inc. (f)	112	10
Camden Property Trust REIT	52	9
Campbell Soup Co.	100	4
Capital One Financial Corp.	231	34
Cardinal Health, Inc.	152	8
Carlyle Group, Inc. (The)	83	5
CarMax, Inc. (f)	84	11
Carnival Corp. (f)	435	9
Carrier Global Corp.	433	23
Carvana Co. (f)	39	9
Catalent, Inc. (f)	90	12
Caterpillar, Inc.	286	59
Cboe Global Markets, Inc.	54	7

The accompanying notes are an integral part of the consolidated financial statements.

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2021

Consolidated Portfolio of Investments (cont'd)

Global Strategist Portfolio

	Shares	Value (000)
United States (cont'd)
CBRE Group, Inc., Class A (f)	174	$19
CDW Corp.	72	15
Celanese Corp.	57	10
Centene Corp. (f)	290	24
CenterPoint Energy, Inc.	305	9
Ceridian HCM Holding, Inc. (f)	71	7
Cerner Corp.	156	14
CF Industries Holdings, Inc.	108	8
CH Robinson Worldwide, Inc.	67	7
Charles River Laboratories International, Inc. (f)	26	10
Charles Schwab Corp. (The)	757	64
Charter Communications, Inc., Class A (f)	67	44
Cheesecake Factory, Inc. (The) (f)	536	21
Cheniere Energy, Inc.	125	13
Chevron Corp.	1,011	119
Chewy, Inc., Class A (f)	51	3
Chipotle Mexican Grill, Inc. (f)	15	26
Choice Hotels International, Inc.	199	31
Chubb Ltd.	227	44
Church & Dwight Co., Inc.	128	13
Cigna Corp.	175	40
Cincinnati Financial Corp.	79	9
Cintas Corp.	48	21
Cisco Systems, Inc.	2,140	136
Citigroup, Inc.	1,084	65
Citizens Financial Group, Inc.	223	11
Citrix Systems, Inc.	65	6
Clarivate PLC (f)	182	4
Clorox Co. (The)	63	11
Cloudflare, Inc., Class A (f)	126	17
CME Group, Inc.	187	43
CMS Energy Corp.	149	10
Coca-Cola Co. (The)	2,095	124
Cognex Corp.	92	7
Cognizant Technology Solutions Corp., Class A	270	24
Coinbase Global, Inc., Class A (f)	20	5
Colgate-Palmolive Co.	410	35
Comcast Corp., Class A	2,365	119
Conagra Brands, Inc.	249	8
ConocoPhillips	9,771	705
Consolidated Edison, Inc.	182	16
Constellation Brands, Inc., Class A	87	22
Cooper Cos., Inc. (The)	26	11
Copart, Inc. (f)	111	17
Corning, Inc.	421	16
Corteva, Inc.	383	18
CoStar Group, Inc. (f)	207	16
Costco Wholesale Corp.	217	123
Coupa Software, Inc. (f)	40	6
Cracker Barrel Old Country Store, Inc.	234	30
Crowdstrike Holdings, Inc., Class A (f)	100	20
Crown Castle International Corp. REIT	221	46
	Shares	Value (000)
Crown Holdings, Inc.	66	$7
CSX Corp.	1,170	44
Cummins, Inc.	75	16
CVS Health Corp.	678	70
Danaher Corp.	333	110
Darden Restaurants, Inc.	1,372	207
Datadog, Inc., Class A (f)	99	18
Dave & Buster's Entertainment, Inc. (f)	480	18
DaVita, Inc. (f)	35	4
Deere & Co.	154	53
Dell Technologies, Inc., Class C (f)	144	8
Delta Air Lines, Inc. (f)	84	3
Denny's Corp. (f)	639	10
Dentsply Sirona, Inc.	113	6
Devon Energy Corp.	4,802	212
DexCom, Inc. (f)	50	27
Diamondback Energy, Inc.	1,311	141
Digital Realty Trust, Inc. REIT	146	26
Dine Brands Global, Inc.	173	13
Discover Financial Services	154	18
Discovery, Inc., Class A (f)	88	2
Discovery, Inc., Class C (f)	165	4
DISH Network Corp., Class A (f)	128	4
DocuSign, Inc. (f)	104	16
Dollar General Corp.	121	29
Dollar Tree, Inc. (f)	115	16
Dominion Energy, Inc.	419	33
Domino's Pizza, Inc.	19	11
DoorDash, Inc., Class A (f)	57	8
Dover Corp.	75	14
Dow, Inc.	386	22
DR Horton, Inc.	2,726	296
DraftKings, Inc., Class A (f)	174	5
Dropbox, Inc., Class A (f)	164	4
DTE Energy Co.	100	12
Duke Energy Corp.	395	41
Duke Realty Corp. REIT	196	13
DuPont de Nemours, Inc.	269	22
Dynatrace, Inc. (f)	96	6
Eastman Chemical Co.	70	8
Eaton Corp., PLC	205	35
eBay, Inc.	338	22
Ecolab, Inc.	133	31
Edison International	195	13
Edwards Lifesciences Corp. (f)	322	42
Elanco Animal Health, Inc. (f)	223	6
Electronic Arts, Inc.	147	19
Eli Lilly & Co.	421	116
Emerson Electric Co.	310	29
Enphase Energy, Inc. (f)	66	12
Entegris, Inc.	71	10
Entergy Corp.	103	12
EOG Resources, Inc.	307	27

The accompanying notes are an integral part of the consolidated financial statements.

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2021

Consolidated Portfolio of Investments (cont'd)

Global Strategist Portfolio

	Shares	Value (000)
United States (cont'd)
EPAM Systems, Inc. (f)	29	$19
Equifax, Inc.	63	18
Equinix, Inc. REIT	47	40
Equitable Holdings, Inc.	194	6
Equity Lifestyle Properties, Inc. REIT	90	8
Equity Residential REIT	185	17
Erie Indemnity Co., Class A	13	3
Essential Utilities, Inc.	121	6
Essex Property Trust, Inc. REIT	34	12
Estee Lauder Cos., Inc. (The), Class A	119	44
Etsy, Inc. (f)	68	15
Everest Re Group Ltd.	21	6
Evergy, Inc.	118	8
Eversource Energy	178	16
Exact Sciences Corp. (f)	90	7
Exelon Corp.	501	29
Expedia Group, Inc. (f)	77	14
Expeditors International of Washington, Inc.	87	12
Extra Space Storage, Inc. REIT	69	16
Exxon Mobil Corp.	2,205	135
F5 Networks, Inc. (f)	31	8
Factset Research Systems, Inc.	20	10
Fair Isaac Corp. (f)	15	7
Fastenal Co.	295	19
FedEx Corp.	131	34
Fidelity National Financial, Inc.	141	7
Fidelity National Information Services, Inc.	529	58
Fifth Third Bancorp	361	16
First Republic Bank	92	19
FirstEnergy Corp.	280	12
Fiserv, Inc. (f)	310	32
FleetCor Technologies, Inc. (f)	41	9
FMC Corp.	66	7
Ford Motor Co.	1,958	41
Fortinet, Inc. (f)	69	25
Fortive Corp.	177	13
Fortune Brands Home & Security, Inc.	72	8
Fox Corp., Class A	168	6
Fox Corp., Class B	79	3
Franklin Resources, Inc.	155	5
Freeport-McMoRan, Inc.	769	32
Garmin Ltd.	79	11
Gartner, Inc. (f)	43	14
Generac Holdings, Inc. (f)	33	12
General Dynamics Corp.	123	26
General Electric Co.	576	54
General Mills, Inc.	313	21
General Motors Co. (f)	657	39
Genuine Parts Co.	74	10
Gilead Sciences, Inc.	653	47
Global Payments, Inc.	155	21
Globe Life, Inc.	50	5
	Shares	Value (000)
GoDaddy, Inc., Class A (f)	87	$7
Goldman Sachs Group, Inc. (The)	178	68
Guidewire Software, Inc. (f)	41	5
Halliburton Co.	464	11
Hartford Financial Services Group, Inc. (The)	180	12
Hasbro, Inc.	68	7
HCA Healthcare, Inc.	133	34
Healthpeak Properties, Inc. REIT	281	10
HEICO Corp.	22	3
HEICO Corp., Class A	38	5
Henry Schein, Inc. (f)	73	6
Hershey Co. (The)	75	15
Hess Corp.	146	11
Hewlett Packard Enterprise Co.	687	11
Hilton Grand Vacations, Inc. (f)	421	22
Hilton Worldwide Holdings, Inc. (f)	1,140	178
Hologic, Inc. (f)	132	10
Home Depot, Inc. (The)	546	227
Honeywell International, Inc.	354	74
Horizon Therapeutics PLC (f)	112	12
Hormel Foods Corp.	152	7
Host Hotels & Resorts, Inc. REIT (f)	376	7
Howmet Aerospace, Inc.	200	6
HP, Inc.	622	23
HubSpot, Inc. (f)	23	15
Humana, Inc.	66	31
Huntington Bancshares, Inc.	775	12
Huntington Ingalls Industries, Inc.	21	4
Hyatt Hotels Corp., Class A (f)	391	37
IAC/InterActiveCorp (f)	42	5
IDEX Corp.	39	9
IDEXX Laboratories, Inc. (f)	44	29
IHS Markit Ltd.	196	26
Illinois Tool Works, Inc.	163	40
Illumina, Inc. (f)	76	29
Incyte Corp. (f)	101	7
Ingersoll Rand, Inc.	211	13
Insulet Corp. (f)	37	10
Intel Corp.	2,112	109
Intercontinental Exchange, Inc.	291	40
International Business Machines Corp.	465	62
International Flavors & Fragrances, Inc.	130	20
International Paper Co.	194	9
Interpublic Group of Cos., Inc. (The)	202	8
Intuit, Inc.	141	91
Intuitive Surgical, Inc. (f)	184	66
Invesco Ltd.	181	4
Invitation Homes, Inc. REIT	298	14
IPG Photonics Corp. (f)	20	3
IQVIA Holdings, Inc. (f)	100	28
Iron Mountain, Inc. REIT	226	12
Jack Henry & Associates, Inc.	38	6
Jackson Financial, Inc., Class A	64	3

The accompanying notes are an integral part of the consolidated financial statements.

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2021

Consolidated Portfolio of Investments (cont'd)

Global Strategist Portfolio

	Shares	Value (000)
United States (cont'd)
Jacobs Engineering Group, Inc.	67	$9
Jazz Pharmaceuticals PLC (f)	32	4
JB Hunt Transport Services, Inc.	43	9
JM Smucker Co. (The)	55	7
Johnson & Johnson	1,373	235
Johnson Controls International PLC	370	30
JPMorgan Chase & Co.	1,556	246
Juniper Networks, Inc.	164	6
KB Home	629	28
Kellogg Co.	132	8
Keurig Dr Pepper, Inc.	363	13
KeyCorp	498	12
Keysight Technologies, Inc. (f)	96	20
Kimberly-Clark Corp.	174	25
Kinder Morgan, Inc.	1,065	17
KKR & Co., Inc.	274	20
KLA Corp.	80	34
Knight-Swift Transportation Holdings, Inc.	81	5
Kraft Heinz Co. (The)	347	12
Kroger Co. (The)	362	16
L3Harris Technologies, Inc.	105	22
Laboratory Corp. of America Holdings (f)	48	15
Lam Research Corp.	73	52
Las Vegas Sands Corp. (f)	181	7
Lear Corp.	31	6
Leidos Holdings, Inc.	70	6
Lennar Corp., Class A	2,296	267
Lennox International, Inc.	17	6
Liberty Broadband Corp., Class A (f)	13	2
Liberty Broadband Corp., Class C (f)	76	12
Liberty Global PLC, Class A (f)	81	2
Liberty Global PLC Series C (f)	177	5
Liberty Media Corp-Liberty SiriusXM, Class A (f)	43	2
Liberty Media Corp-Liberty SiriusXM, Class C (f)	88	4
Liberty Media Corp.-Liberty Formula One, Class C (f)	101	6
Lincoln National Corp.	94	6
Linde PLC	267	92
Live Nation Entertainment, Inc. (f)	85	10
LKQ Corp.	144	9
Lockheed Martin Corp.	129	46
Loews Corp.	113	7
Lowe's Cos., Inc.	358	93
Lucid Group, Inc. (f)	204	8
Lululemon Athletica, Inc. (f)	62	24
Lumen Technologies, Inc.	491	6
Lyft, Inc., Class A (f)	140	6
LyondellBasell Industries N.V., Class A	139	13
M&T Bank Corp.	67	10
M/I Homes, Inc. (f)	207	13
Marathon Oil Corp.	5,311	87
	Shares	Value (000)
Marathon Petroleum Corp.	333	$21
Markel Corp. (f)	7	9
MarketAxess Holdings, Inc.	20	8
Marriott International, Inc., Class A (f)	1,301	215
Marriott Vacations Worldwide Corp.	151	26
Marsh & McLennan Cos., Inc.	261	45
Martin Marietta Materials, Inc.	32	14
Marvell Technology, Inc.	432	38
Masco Corp.	128	9
Masimo Corp. (f)	27	8
Mastercard, Inc., Class A	452	162
Match Group, Inc. (f)	137	18
McCormick & Co., Inc.	128	12
McDonald's Corp.	385	103
McKesson Corp.	80	20
MDC Holdings, Inc.	507	28
Medical Properties Trust, Inc. REIT	309	7
Medtronic PLC	703	73
MercadoLibre, Inc. (f)	23	31
Merck & Co., Inc.	1,323	101
Meritage Homes Corp. (f)	272	33
Meta Platforms, Inc., Class A (f)	1,238	416
MetLife, Inc.	379	24
Mettler-Toledo International, Inc. (f)	12	20
MGM Resorts International	202	9
Microchip Technology, Inc.	284	25
Micron Technology, Inc.	586	55
Microsoft Corp.	3,634	1,222
Mid-America Apartment Communities, Inc. REIT	60	14
Moderna, Inc. (f)	191	49
Mohawk Industries, Inc. (f)	31	6
Molina Healthcare, Inc. (f)	30	10
Molson Coors Beverage Co., Class B	98	5
Mondelez International, Inc., Class A	715	47
MongoDB, Inc. (f)	31	16
Monolithic Power Systems, Inc.	23	11
Monster Beverage Corp. (f)	204	20
Moody's Corp.	87	34
Mosaic Co. (The)	190	7
Motorola Solutions, Inc.	86	23
MSCI, Inc.	43	26
Nasdaq, Inc.	61	13
NetApp, Inc.	117	11
Netflix, Inc. (f)	231	139
Neurocrine Biosciences, Inc. (f)	51	4
Newell Brands, Inc.	201	4
Newmont Corp. (NYSE)	184	11
Newmont Corp. (TSX)	417	26
News Corp., Class A	204	5
NextEra Energy, Inc.	1,014	95
NIKE, Inc., Class B	661	110
NiSource, Inc.	203	6
Nordson Corp.	27	7

The accompanying notes are an integral part of the consolidated financial statements.

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2021

Consolidated Portfolio of Investments (cont'd)

Global Strategist Portfolio

	Shares	Value (000)
United States (cont'd)
Norfolk Southern Corp.	127	$38
Northern Trust Corp.	103	12
Northrop Grumman Corp.	79	31
NortonLifeLock, Inc.	299	8
Novavax, Inc. (f)	39	6
Novocure Ltd. (f)	50	4
NRG Energy, Inc.	126	5
Nuance Communications, Inc. (f)	154	9
Nucor Corp.	153	17
NVIDIA Corp.	1,312	386
NVR, Inc. (f)	27	160
NXP Semiconductors N.V.	138	31
O'Reilly Automotive, Inc. (f)	35	25
Oak Street Health, Inc. (f)	52	2
Occidental Petroleum Corp.	490	14
Okta, Inc. (f)	66	15
Old Dominion Freight Line, Inc.	51	18
Omnicom Group, Inc.	111	8
ON Semiconductor Corp. (f)	220	15
ONEOK, Inc.	232	14
Oracle Corp.	749	65
Otis Worldwide Corp.	211	18
Ovintiv, Inc.	72	2
Owens Corning	54	5
PACCAR, Inc.	180	16
Packaging Corp. of America	50	7
Palantir Technologies, Inc., Class A (f)	842	15
Palo Alto Networks, Inc. (f)	50	28
Parker Hannifin Corp.	66	21
Paychex, Inc.	167	23
Paycom Software, Inc. (f)	27	11
PayPal Holdings, Inc. (f)	591	111
PDC Energy, Inc.	643	31
Peloton Interactive, Inc., Class A (f)	153	5
Pentair PLC	85	6
PepsiCo, Inc.	711	124
PerkinElmer, Inc.	58	12
Pfizer, Inc.	2,887	170
PG&E Corp. (f)	785	10
Philip Morris International, Inc.	803	76
Phillips 66	229	17
Pinterest, Inc., Class A (f)	299	11
Pioneer Natural Resources Co.	1,813	330
Plug Power, Inc. (f)	277	8
PNC Financial Services Group, Inc. (The)	221	44
Pool Corp.	21	12
PPG Industries, Inc.	123	21
PPL Corp.	399	12
Principal Financial Group, Inc.	139	10
Procter & Gamble Co. (The)	1,250	204
Progressive Corp. (The)	304	31
ProLogis, Inc. REIT	382	64
	Shares	Value (000)
Prudential Financial, Inc.	200	$22
PTC, Inc. (f)	58	7
Public Service Enterprise Group, Inc.	261	17
Public Storage REIT	81	30
Pulte Group, Inc.	1,966	112
Qorvo, Inc. (f)	59	9
QUALCOMM, Inc.	584	107
Quest Diagnostics, Inc.	63	11
Raymond James Financial, Inc.	97	10
Raytheon Technologies Corp.	786	68
Realty Income Corp. REIT	287	21
Regency Centers Corp. REIT	80	6
Regeneron Pharmaceuticals, Inc. (f)	54	34
Regions Financial Corp.	500	11
Republic Services, Inc.	115	16
ResMed, Inc.	77	20
RingCentral, Inc., Class A (f)	41	8
Rivian Automotive, Inc., Class A (f)	92	10
Robert Half International, Inc.	58	6
Rockwell Automation, Inc.	60	21
Roku, Inc. (f)	61	14
Rollins, Inc.	116	4
Roper Technologies, Inc.	55	27
Ross Stores, Inc.	185	21
Royal Caribbean Cruises Ltd. (f)	119	9
Royalty Pharma PLC, Class A	180	7
RPM International, Inc.	67	7
S&P Global, Inc.	125	59
salesforce.com, Inc. (f)	504	128
SBA Communications Corp. REIT	56	22
Schlumberger N.V.	726	22
Seagate Technology Holdings PLC	107	12
Seagen, Inc. (f)	72	11
Sealed Air Corp.	77	5
SEI Investments Co.	63	4
Sempra Energy	166	22
Sensata Technologies Holding PLC (f)	82	5
ServiceNow, Inc. (f)	102	66
Sherwin-Williams Co. (The)	129	45
Signature Bank	33	11
Simon Property Group, Inc. REIT	172	27
Sirius XM Holdings, Inc.	520	3
Skyworks Solutions, Inc.	85	13
Snap, Inc., Class A (f)	564	27
Snap-On, Inc.	28	6
Snowflake, Inc., Class A (f)	108	37
SoFi Technologies, Inc. (f)	278	4
SolarEdge Technologies, Inc. (f)	28	8
Southern Co. (The)	545	37
Southwest Airlines Co. (f)	81	3
Splunk, Inc. (f)	87	10
Square, Inc., Class A (f)	213	34
SS&C Technologies Holdings, Inc.	119	10

The accompanying notes are an integral part of the consolidated financial statements.

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2021

Consolidated Portfolio of Investments (cont'd)

Global Strategist Portfolio

	Shares	Value (000)
United States (cont'd)
Stanley Black & Decker, Inc.	83	$16
Starbucks Corp.	607	71
State Street Corp.	192	18
Steel Dynamics, Inc.	108	7
Steris PLC	52	13
Stryker Corp.	177	47
Sun Communities, Inc. REIT	60	13
Sunrun, Inc. (f)	91	3
SVB Financial Group (f)	31	21
Synchrony Financial	297	14
Synopsys, Inc. (f)	78	29
Sysco Corp.	267	21
T Rowe Price Group, Inc.	121	24
T-Mobile US, Inc. (f)	322	37
Take-Two Interactive Software, Inc. (f)	61	11
Target Corp.	254	59
TE Connectivity Ltd.	167	27
Teladoc Health, Inc. (f)	74	7
Teledyne Technologies, Inc. (f)	24	10
Teleflex, Inc.	25	8
Teradyne, Inc.	86	14
Tesla, Inc. (f)	432	457
Texas Instruments, Inc.	479	90
Texas Roadhouse, Inc.	695	62
Textron, Inc.	115	9
Thermo Fisher Scientific, Inc.	203	135
TJX Cos., Inc. (The)	623	47
Toll Brothers, Inc.	861	62
Tractor Supply Co.	59	14
Trade Desk, Inc. (The), Class A (f)	227	21
Tradeweb Markets, Inc., Class A	54	5
Trane Technologies PLC	123	25
TransDigm Group, Inc. (f)	27	17
TransUnion	100	12
Travelers Cos., Inc. (The)	129	20
Trimble, Inc. (f)	132	12
Truist Financial Corp.	698	41
Twilio, Inc., Class A (f)	86	23
Twitter, Inc. (f)	426	18
Tyler Technologies, Inc. (f)	21	11
Tyson Foods, Inc., Class A	153	13
Uber Technologies, Inc. (f)	646	27
UDR, Inc. REIT	155	9
UGI Corp.	108	5
Ulta Beauty, Inc. (f)	27	11
Union Pacific Corp.	338	85
United Parcel Service, Inc., Class B	373	80
United Rentals, Inc. (f)	39	13
UnitedHealth Group, Inc.	491	247
Unity Software, Inc. (f)	29	4
	Shares	Value (000)
Universal Health Services, Inc., Class B	40	$5
Upstart Holdings, Inc. (f)	11	2
US Bancorp	728	41
Vail Resorts, Inc.	21	7
Valero Energy Corp.	213	16
Veeva Systems, Inc., Class A (f)	72	18
Ventas, Inc. REIT	204	10
VeriSign, Inc. (f)	52	13
Verisk Analytics, Inc.	79	18
Verizon Communications, Inc.	4,185	217
Vertex Pharmaceuticals, Inc. (f)	135	30
VF Corp.	173	13
ViacomCBS, Inc., Class B	316	10
Viatris, Inc.	629	9
VICI Properties, Inc. REIT	319	10
Visa, Inc., Class A	870	189
Vistra Corp.	226	5
VMware, Inc., Class A	109	13
Vornado Realty Trust REIT	88	4
Vulcan Materials Co.	68	14
Walgreens Boots Alliance, Inc.	380	20
Walmart, Inc.	799	116
Walt Disney Co. (The) (f)	948	147
Waste Connections, Inc.	135	18
Waste Management, Inc.	216	36
Waters Corp. (f)	32	12
Wayfair, Inc., Class A (f)	42	8
WEC Energy Group, Inc.	163	16
Wells Fargo & Co.	2,125	102
Welltower, Inc. REIT	224	19
West Pharmaceutical Services, Inc.	38	18
Western Digital Corp. (f)	160	10
Western Union Co. (The)	210	4
Westinghouse Air Brake Technologies Corp.	94	9
WestRock Co.	140	6
Weyerhaeuser Co. REIT	388	16
Whirlpool Corp.	32	8
Williams Cos., Inc. (The)	637	17
Willis Towers Watson PLC	67	16
Workday, Inc., Class A (f)	99	27
WP Carey, Inc. REIT	95	8
WR Berkley Corp.	73	6
WW Grainger, Inc.	23	12
Wyndham Hotels & Resorts, Inc.	332	30
Wynn Resorts Ltd. (f)	54	5
Xcel Energy, Inc.	278	19
Xilinx, Inc.	128	27
Xylem, Inc.	94	11
Yum! Brands, Inc.	152	21
Zebra Technologies Corp., Class A (f)	27	16
Zendesk, Inc. (f)	63	7

The accompanying notes are an integral part of the consolidated financial statements.

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2021

Consolidated Portfolio of Investments (cont'd)

Global Strategist Portfolio

	Shares	Value (000)
United States (cont'd)
Zillow Group, Inc., Class A (f)	33	$2
Zillow Group, Inc., Class C (f)	89	6
Zimmer Biomet Holdings, Inc.	110	14
Zoetis, Inc.	245	60
Zoom Video Communications, Inc., Class A (f)	114	21
ZoomInfo Technologies, Inc., Class A (f)	116	7
Zscaler, Inc. (f)	42	13
		25,800
Total Common Stocks (Cost $31,777)		40,105
Short-Term Investments (13.6%)
Investment Company (13.0%)
Morgan Stanley Institutional Liquidity Funds — Government Portfolio — Institutional Class (See Note H) (Cost $13,700)	13,699,609	13,700
	Face Amount (000)
U.S. Treasury Security (0.6%)
U.S. Treasury Bill 0.06%, 7/14/22 (h)(i) (Cost $676)	$676	675
Total Short-Term Investments (Cost $14,376)		14,375
Total Investments (99.3%) (Cost $96,349) (j)(k)(l)		104,720
Other Assets in Excess of Liabilities (0.7%)		769
Net Assets (100.0%)		$105,489

Country assignments and aggregations are based generally on third party vendor classifications and information, and may be different from the assignments and aggregations under the policies set forth in the Fund's prospectus and/or statement of additional information relating to geographic classifications.

(a)  Amount is less than 0.05%.

(b)  Security is subject to delayed delivery.

(c)  144A security — Certain conditions for public sale may exist. Unless otherwise noted, these securities are deemed to be liquid.

(d)  Floating or variable rate securities: The rates disclosed are as of December 31, 2021. For securities based on a published reference rate and spread, the reference rate and spread are indicated in the description in the Consolidated Portfolio of Investments. Certain variable rate securities may not be based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description in the Consolidated Portfolio of Investments.

(e)  Perpetual — One or more securities do not have a predetermined maturity date. Rates for these securities are fixed for a period of time, after which they revert to a floating rate. Interest rates in effect are as of December 31, 2021.

(f)  Non-income producing security.

(g)  Security trades on the Hong Kong exchange.

(h)  Rate shown is the yield to maturity at December 31, 2021.

(i)  All or a portion of the security was pledged to cover margin requirements for swap agreements.

(j)  Securities are available for collateral in connection with securities purchased on a forward commitment basis, open foreign currency forward exchange contracts, futures contracts and swap agreements.

(k)  The approximate fair value and percentage of net assets, $5,429,000 and 5.1%, respectively, represent the securities that have been fair valued under the fair valuation policy for international investments as described in Note A-1 within the Notes to the Consolidated Financial Statements.

(l)  At December 31, 2021, the aggregate cost for federal income tax purposes is approximately $98,053,000. The aggregate gross unrealized appreciation is approximately $13,101,000 and the aggregate gross unrealized depreciation is approximately $5,183,000, resulting in net unrealized appreciation of approximately $7,918,000.

@  Value is less than $500.

ADR  American Depositary Receipt.

CDI  CHESS Depositary Interest.

CVA  Certificaten Van Aandelen.

LIBOR  London Interbank Offered Rate.

EURIBOR  Euro Interbank Offered Rate.

LSE  London Stock Exchange.

MTN  Medium Term Note.

NYSE  New York Stock Exchange.

OAT  Obligations Assimilables du Trésor (Treasury Obligation).

OFZ  Obilgatsyi Federal'novo Zaima (Russian Federal Loan Obligation).

REIT  Real Estate Investment Trust.

SOFR  Secured Overnight Financing Rate.

TBA  To Be Announced.

TSX  Toronto Stock Exchange.

The accompanying notes are an integral part of the consolidated financial statements.

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2021

Consolidated Portfolio of Investments (cont'd)

Global Strategist Portfolio

Foreign Currency Forward Exchange Contracts:

The Fund had the following foreign currency forward exchange contracts open at December 31, 2021:

Counterparty	Contracts to Deliver (000)			In Exchange For (000)		Delivery Date	Unrealized Appreciation (Depreciation) (000)
Bank of America NA	CNH	2,390			$373	3/17/22	$(2)
Bank of America NA	PLN	67			$16	3/17/22	(—	@)
Bank of America NA		$212		CHF	194	2/18/22	2
Bank of America NA		$35		ILS	110	3/16/22	—	@
Bank of America NA		$35		NZD	51	3/17/22	—	@
Bank of Montreal		$75		CAD	96	3/17/22	1
Barclays Bank PLC	GBP	428			$575	2/18/22	(3)
Barclays Bank PLC		$66		AUD	93	3/17/22	2
Barclays Bank PLC		$36		CAD	46	3/17/22	1
Barclays Bank PLC		$79		GBP	59	2/18/22	1
Barclays Bank PLC		$91		GBP	68	3/17/22	—	@
Barclays Bank PLC		$38		SEK	345	3/17/22	—	@
BNP Paribas SA	CNY	44,913			$6,985	3/17/22	(24)
BNP Paribas SA	DKK	117			$18	3/17/22	(—	@)
BNP Paribas SA	EUR	550			$625	3/17/22	(3)
BNP Paribas SA	EUR	204			$231	3/17/22	(1)
BNP Paribas SA	JPY	3,209			$28	3/17/22	—	@
BNP Paribas SA	JPY	607			$5	3/17/22	—	@
BNP Paribas SA		$162		CAD	208	3/17/22	2
BNP Paribas SA		$13		CLP	10,924	3/17/22	(—	@)
BNP Paribas SA		$789		CNH	5,067	2/18/22	6
BNP Paribas SA		$13		COP	50,392	3/17/22	(—	@)
BNP Paribas SA		$347		EUR	304	2/18/22	(—	@)
BNP Paribas SA		$71		HKD	556	3/17/22	—	@
BNP Paribas SA		$26		IDR	375,000	3/17/22	—	@
BNP Paribas SA		$34		JPY	3,952	3/17/22	—	@
BNP Paribas SA		$593		MXN	12,784	3/17/22	23
BNP Paribas SA		$33		PEN	135	2/18/22	—	@
BNP Paribas SA		$117		SGD	161	3/17/22	2
BNP Paribas SA		$1		TWD	32	3/17/22	(—	@)
Citibank NA		$7		CZK	168	3/17/22	—	@
Citibank NA		$32		ILS	100	3/16/22	—	@
Citibank NA		$75		SGD	101	2/18/22	—	@
Citibank NA		$124		THB	4,040	2/18/22	(3)
Citibank NA		$4		THB	145	3/17/22	—	@
Commonwealth Bank of Australia	NZD	13			$9	3/17/22	(—	@)
Goldman Sachs International	BRL	254			$45	3/17/22	(—	@)
Goldman Sachs International	BRL	677			$119	3/17/22	—	@
Goldman Sachs International	CAD	1,461			$1,143	3/17/22	(12)
Goldman Sachs International	EUR	362			$409	3/17/22	(4)
Goldman Sachs International	JPY	1,214			$11	3/17/22	—	@
Goldman Sachs International	NOK	5			$1	3/17/22	(—	@)
Goldman Sachs International		$69		AUD	97	3/17/22	2
Goldman Sachs International		$—	@	DKK	3	2/18/22	—	@
Goldman Sachs International		$21		HKD	163	3/17/22	—	@
Goldman Sachs International		$428		KRW	505,579	2/18/22	(3)
Goldman Sachs International		$13		KRW	15,023	3/17/22	(—	@)
Goldman Sachs International		$28		RON	122	2/18/22	(—	@)
Goldman Sachs International		$1,298		RUB	97,548	3/17/22	(18)
JPMorgan Chase Bank NA	CAD	21			$16	2/18/22	(—	@)
JPMorgan Chase Bank NA	CAD	22			$17	2/18/22	(—	@)
JPMorgan Chase Bank NA	DKK	148			$23	2/18/22	—	@

The accompanying notes are an integral part of the consolidated financial statements.

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2021

Consolidated Portfolio of Investments (cont'd)

Global Strategist Portfolio

Foreign Currency Forward Exchange Contracts (cont'd):

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Delivery Date	Unrealized Appreciation (Depreciation) (000)
JPMorgan Chase Bank NA	JPY	2,945		$26	2/18/22	$	(—	@)
JPMorgan Chase Bank NA	MXN	727		$35	2/18/22		(—	@)
JPMorgan Chase Bank NA	RUB	1,954		$26	2/18/22		1
JPMorgan Chase Bank NA	SEK	71		$8	3/17/22		(—	@)
JPMorgan Chase Bank NA		$133	AUD	186	3/17/22		3
JPMorgan Chase Bank NA		$17	CAD	22	1/6/22		—	@
JPMorgan Chase Bank NA		$18	HUF	5,668	2/18/22		(—	@)
JPMorgan Chase Bank NA		$26	JPY	2,945	1/6/22		—	@
JPMorgan Chase Bank NA		$14	NOK	122	2/18/22		(—	@)
JPMorgan Chase Bank NA		$5	PLN	21	2/18/22		—	@
JPMorgan Chase Bank NA		$85	SEK	740	2/18/22		(3)
JPMorgan Chase Bank NA	ZAR	19		$1	3/17/22		(—	@)
State Street Bank and Trust Co.		$3	HKD	20	3/17/22		—	@
State Street Bank and Trust Co.		$443	JPY	50,466	2/18/22		(4)
UBS AG	AUD	855		$627	2/18/22		5
UBS AG	AUD	5		$3	2/18/22		(—	@)
UBS AG	EUR	107		$121	3/17/22		(1)
UBS AG	EUR	1,972		$2,228	3/17/22		(20)
UBS AG	EUR	8		$9	3/17/22		(—	@)
UBS AG	EUR	16		$18	3/17/22		(—	@)
UBS AG	GBP	37		$49	3/17/22		(1)
UBS AG	JPY	8,293		$73	3/17/22		—	@
UBS AG	JPY	42,231		$372	3/17/22		4
UBS AG	JPY	2,376		$21	2/18/22		—	@
UBS AG	NOK	6,034		$662	3/17/22		(22)
UBS AG	SEK	383		$42	3/17/22		(—	@)
UBS AG		$3	AUD	5	2/18/22		—	@
UBS AG		$3	AUD	5	2/18/22		—	@
UBS AG		$204	AUD	287	3/17/22		5
UBS AG		$9	CAD	11	2/18/22		(—	@)
UBS AG		$173	CAD	223	3/17/22		3
UBS AG		$45	CZK	1,001	2/18/22		—	@
UBS AG		$129	EUR	114	2/18/22		—	@
UBS AG		$1	HUF	419	3/17/22		—	@
UBS AG		$9	JPY	1,012	2/18/22		(—	@)
UBS AG		$5	MXN	99	2/18/22		—	@
UBS AG		$855	MXN	18,420	3/17/22		34
UBS AG		$4	TRY	62	3/17/22		—	@
UBS AG	ZAR	327		$20	3/17/22		(—	@)
							$(27)

Futures Contracts:

The Fund had the following futures contracts open at December 31, 2021:

	Number of Contracts	Expiration Date	Notional Amount (000)			Value (000)	Unrealized Appreciation (Depreciation) (000)
Long:
U.S. Treasury 10 yr. Note (United States)	12	Mar-22		$1,200		$1,566	$9
SPI 200 Index (Australia)	4	Mar-22	AUD	—	@	535	7
SGX MSCI Singapore (Singapore)	5	Jan-22	SGD	1		126	1
South Korea 10 yr. Bond (Korea, Republic of)	5	Mar-22	KRW	500,000		523	(4)

The accompanying notes are an integral part of the consolidated financial statements.

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2021

Consolidated Portfolio of Investments (cont'd)

Global Strategist Portfolio

Futures Contracts (cont'd):

	Number of Contracts	Expiration Date	Notional Amount (000)		Value (000)	Unrealized Appreciation (Depreciation) (000)
IBEX 35 Index (Spain)	1	Jan-22	EUR	— @	$99	$3
Hang Seng Index (Hong Kong)	1	Jan-22	HKD	— @	150	1
Gold Futures (United States)	6	Feb-22		$1	1,097	12
FTSE MIB Index (Italy)	1	Mar-22	EUR	— @	155	3
CAC 40 Index (France)	1	Jan-22		— @	81	2
U.S. Treasury 5 yr. Note (United States)	5	Mar-22		$500	605	2
Short:
NIKKEI 255 Index (Japan)	6	Mar-22	JPY	(3)	(752)	(6)
U.S. Treasury 5 yr. Note (United States)	59	Mar-22		$(5,900)	(7,138)	(23)
U.S. Treasury 2 yr. Note (United States)	25	Mar-22		(5,000)	(5,454)	1
S&P 500 E Mini Index (United States)	39	Mar-22		(2)	(9,279)	(114)
MSCI Emerging Market E Mini (United States)	17	Mar-22		(1)	(1,042)	10
FTSE 100 Index (United Kingdom)	1	Mar-22	GBP	(— @)	(99)	(1)
Euro Stoxx 50 Index Dividend (Germany)	30	Mar-22	EUR	(— @)	(1,464)	(12)
Copper High Grade Index (United States)	9	Mar-22		$(225)	(1,004)	(15)
US Treasury10 yr. Note (United States)	3	Mar-22		(300)	(392)	(3)
U.S. Treasury Ultra Long Bond (United States)	29	Mar-22		(2,900)	(4,247)	(70)
German Euro Bund (Germany)	2	Mar-22	EUR	(200)	(390)	6
German Euro BTP (Germany)	18	Mar-22		(1,800)	(3,013)	68
						$(123)

Interest Rate Swap Agreements:

The Fund had the following interest rate swap agreements open at December 31, 2021:

Swap Counterparty	Floating Rate Index	Pay/ Receive Floating Rate	Fixed Rate	Payment Frequency Paid/ Received	Maturity Date	Notional Amount (000)		Value (000)	Upfront Payment Paid (000)	Unrealized Appreciation (Depreciation) (000)
Morgan Stanley & Co. LLC*	1 Month TIIE	Pay	6.14%	Quarterly/ Quarterly	7/3/23	MXN	23,872	$(18)	$—	$(18)
Morgan Stanley & Co. LLC*	1 Month TIIE	Pay	6.14	Quarterly/ Quarterly	7/3/23		23,872	(18)	—	(18)
Morgan Stanley & Co. LLC*	1 Month TIIE	Pay	6.13	Quarterly/ Quarterly	7/5/23		23,872	(18)	—	(18)
Morgan Stanley & Co. LLC*	1 Month TIIE	Pay	7.30	Quarterly/ Quarterly	12/26/23		23,778	(1)	—	(1)
Morgan Stanley & Co. LLC*	1 Month TIIE	Pay	7.31	Quarterly/ Quarterly	12/26/23		24,139	(1)	—	(1)
Morgan Stanley & Co. LLC*	1 Month TIIE	Pay	7.30	Quarterly/ Quarterly	12/27/23		24,139	(1)	—	(1)
Morgan Stanley & Co. LLC*	1 Month TIIE	Pay	6.68	Quarterly/ Quarterly	6/29/26		6,814	(10)	—	(10)
Morgan Stanley & Co. LLC*	1 Month TIIE	Pay	6.68	Quarterly/ Quarterly	6/29/26		6,814	(9)	—	(9)
Morgan Stanley & Co. LLC*	1 Month TIIE	Pay	6.66	Quarterly/ Quarterly	7/1/26		6,814	(10)	—	(10)
Morgan Stanley & Co. LLC*	1 Month TIIE	Pay	7.36	Quarterly/ Quarterly	12/22/26		10,395	(1)	—	(1)
Morgan Stanley & Co. LLC*	1 Month TIIE	Pay	7.38	Quarterly/ Quarterly	12/22/26		10,395	(1)	—	(1)
Morgan Stanley & Co. LLC*	BRL-CDI	Pay	10.55	Semi-Annual/ Quarterly	1/2/25	BRL	2,016	1	—	1
Morgan Stanley & Co. LLC*	BRL-CDI	Pay	10.55	Semi-Annual/ Quarterly	1/2/25		2,016	1	—	1

The accompanying notes are an integral part of the consolidated financial statements.

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2021

Consolidated Portfolio of Investments (cont'd)

Global Strategist Portfolio

Interest Rate Swap Agreements (cont'd):

Swap Counterparty	Floating Rate Index	Pay/ Receive Floating Rate	Fixed Rate	Payment Frequency Paid/ Received	Maturity Date	Notional Amount (000)		Value (000)	Upfront Payment Paid (000)	Unrealized Appreciation (Depreciation) (000)
Morgan Stanley & Co. LLC*	BRL-CDI	Pay	10.57%	Semi-Annual/ Quarterly	1/2/25	BRL	4,033	$1	$—	$1
Morgan Stanley & Co. LLC*	BRL-CDI	Pay	11.63	Semi-Annual/ Quarterly	1/2/25		4,755	31	—	31
Morgan Stanley & Co. LLC*	BRL-CDI	Pay	11.63	Semi-Annual/ Quarterly	1/2/25		4,755	31	—	31
Morgan Stanley & Co. LLC*	BRL-CDI	Pay	11.69	Semi-Annual/ Quarterly	1/2/25		4,684	31	—	31
Morgan Stanley & Co. LLC*	BRL-CDI	Pay	11.74	Semi-Annual/ Quarterly	1/2/25		6,991	49	—	49
Morgan Stanley & Co. LLC*	BRL-CDI	Pay	11.80	Semi-Annual/ Quarterly	1/2/25		3,995	29	—	29
Morgan Stanley & Co. LLC*	BRL-CDI	Pay	11.85	Semi-Annual/ Quarterly	1/2/25		4,679	35	—	35
Morgan Stanley & Co. LLC*	BRL-CDI	Pay	11.90	Semi-Annual/ Quarterly	1/2/25		4,680	37	—	37
								$158	$—	$158

Total Return Swap Agreements:

The Fund had the following total return swap agreements open at December 31, 2021:

Swap Counterparty	Index	Pay/ Receive Total Return of Referenced Index	Floating Rate	Payment Frequency	Maturity Date	Notional Amount (000)	Value (000)		Upfront Payment Paid (000)	Unrealized Appreciation (Depreciation) (000)
BNP Paribas SA	BNP Custom U.S. Banks Index††	Receive	3 Month USD LIBOR plus 0.40%	Quarterly	9/16/22	$180	$	(— @)	$—	$	(— @)
BNP Paribas SA	BNP Custom U.S. Banks Index††	Receive	3 Month USD LIBOR plus 0.40%	Quarterly	9/16/22	2,419		— @	—		— @
BNP Paribas SA	MSCI Daily Total Return Gross USA Index	Receive	3 Month USD LIBOR plus 0.38%	Quarterly	7/14/22	9,042		798	—		798
BNP Paribas SA	MSCI Daily Total Return Gross USA Index	Receive	3 Month USD LIBOR plus 0.39%	Quarterly	9/29/22	6,704		(39)	—		(39)
BNP Paribas SA	MSCI Japan Net Total Return Index	Receive	3 Month USD LIBOR plus 0.18%	Quarterly	2/10/22	4,274		(133)	—		(133)
Goldman Sachs International	MSCI Daily Total Return Gross USA Index	Receive	3 Month USD LIBOR plus 0.37%	Quarterly	10/13/22	3,218		281	—		281
Goldman Sachs International	MSCI Emerging Markets Net Total Return Index	Receive	3 Month USD LIBOR plus 0.18%	Quarterly	1/26/22	8,443		(377)	—		(377)
JPMorgan Chase Bank NA	JPM SPX 1500 Anti-Value Index††	Pay	3 Month USD LIBOR plus 0.20%	Quarterly	12/7/22	858		(42)	—		(42)
JPMorgan Chase Bank NA	JPM SPX 1500 Anti-Value Index††	Pay	3 Month USD LIBOR plus 0.20%	Quarterly	12/7/22	1,755		(47)	—		(47)
JPMorgan Chase Bank NA	JPM SPX 1500 Anti-Value Index††	Pay	3 Month USD LIBOR plus 0.20%	Quarterly	12/7/22	1,707		(5)	—		(5)
JPMorgan Chase Bank NA	JPM SPX 1500 Anti-Value Index††	Pay	3 Month USD LIBOR plus 0.20%	Quarterly	12/7/22	1,238		(50)	—		(50)
JPMorgan Chase Bank NA	JPM SPX 1500 Anti-Value Index††	Pay	3 Month USD LIBOR plus 0.20%	Quarterly	12/7/22	1,234		(40)	—		(40)
JPMorgan Chase Bank NA	JPM SPX 1500 Value Index††	Receive	3 Month USD LIBOR plus 0.20%	Quarterly	12/7/22	1,145		64	—		64
JPMorgan Chase Bank NA	JPM SPX 1500 Value Index††	Receive	3 Month USD LIBOR plus 0.20%	Quarterly	12/7/22	2,353		71	—		71

The accompanying notes are an integral part of the consolidated financial statements.

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2021

Consolidated Portfolio of Investments (cont'd)

Global Strategist Portfolio

Total Return Swap Agreements (cont'd):

Swap Counterparty	Index	Pay/ Receive Total Return of Referenced Index	Floating Rate	Payment Frequency	Maturity Date	Notional Amount (000)	Value (000)	Upfront Payment Paid (000)	Unrealized Appreciation (Depreciation) (000)
JPMorgan Chase Bank NA	JPM SPX 1500 Value Index††	Receive	3 Month USD LIBOR plus 0.20%	Quarterly	12/7/22	$2,254	$32	$—	$32
JPMorgan Chase Bank NA	JPM SPX 1500 Value Index††	Receive	3 Month USD LIBOR plus 0.20%	Quarterly	12/7/22	530	23	—	23
JPMorgan Chase Bank NA	JPM SPX 1500 Value Index††	Receive	3 Month USD LIBOR plus 0.20%	Quarterly	12/7/22	530	16	—	16
JPMorgan Chase Bank NA	JPM SPX 500 Anti-Value Index††	Pay	3 Month USD LIBOR plus 0.20%	Quarterly	12/7/22	1,911	(113)	—	(113)
JPMorgan Chase Bank NA	JPM SPX 500 Value Index††	Receive	3 Month USD LIBOR plus 0.20%	Quarterly	12/7/22	1,913	111	—	111
							$550	$—	$550

††  See tables below for details of the equity basket holdings underlying the swap.

The following table represents the equity basket holdings underlying the total return swap with BNP Custom U.S. Banks Index as of December 31, 2021:

Security Description	Shares	Value (000)	Index Weight
BNP Custom U.S. Banks Index
Bank of America Corp.	308,343	$13,718	22.47%
CIT Group, Inc.	3,298	169	0.28
Citigroup, Inc.	79,236	4,785	7.84
Citizens Financial Group	15,687	741	1.21
Comerica, Inc.	5,287	460	0.75
East West Bancorp, Inc.	4,961	390	0.64
Fifth Third Bancorp	25,079	1,092	1.79
First Republic Bank	5,750	1,187	1.94
Huntington Bancshares, Inc.	35,695	550	0.90
JPMorgan Chase & Co.	110,953	17,569	28.78
Keycorp	34,389	795	1.30
M&T Bank Corp.	4,440	682	1.12
People's United Financial	13,619	243	0.40
PNC Financial Services Group	15,425	3,093	5.07
Regions Financial Corp.	34,597	754	1.24
Signature Bank	1,907	617	1.01
SVB Financial Group	1,793	1,216	1.99
Truist Financial Corp.	45,852	2,685	4.40
US Bancorp	51,605	2,899	4.75
Wells Fargo & Co.	146,120	7,011	11.48
Zions Bancorp NA	6,245	394	0.65

The following table represents the equity basket holdings underlying the total return swap with JPM SPX 1500 Anti-Value Index as of December 31, 2021:

Security Description	Shares	Value (000)	Index Weight
JPM SPX 1500 Anti-Value Index
Allegheny Technologies, Inc.	3,489	$56	0.53%
American Tower Corp.	192	56	0.54
Apple, Inc.	315	56	0.54
Arista Networks, Inc.	422	61	0.58
Security Description	Shares	Value (000)	Index Weight
JPM SPX 1500 Anti-Value Index (cont'd)
Arlo Technologies, Inc.	6,556	$69	0.66%
Celsius Holdings, Inc.	808	60	0.58
Chesapeake Utilities, Corp.	389	57	0.54
Corvel Corp.	267	56	0.53
Crown Castle International Corp.	275	57	0.55
Cytokinetics, Inc.	1,425	65	0.62
Diamondrock Hospitality Co.	5,951	57	0.55
DMC Global, Inc.	1,410	56	0.53
Eastgroup Properties, Inc.	245	56	0.53
Eli Lilly & Co.	207	57	0.55
Estee Lauder Companies — Class A	153	57	0.54
Fluor Corp.	2,261	56	0.54
GCP Applied Technologies	1,873	59	0.57
Glaukos Corp.	1,267	56	0.54
Helmerich & Payne	2,362	56	0.54
Hilton Worldwide Holdings, Inc.	366	57	0.55
Host Hotels & Resorts, Inc.	3,250	57	0.54
IDEXX Laboratories, Inc.	88	58	0.55
Intuitive Surgical, Inc.	161	58	0.55
Kinsale Capital Group, Inc.	243	58	0.55
Lakeland Financial Corp.	697	56	0.53
Lamb Weston Holdings, Inc.	946	60	0.57
Lendingtree, Inc.	477	58	0.56
Live Nation Entertainment, Inc.	499	60	0.57
MarketAxess Holdings, Inc.	146	60	0.57
Mastercard, Inc. — Class A	159	57	0.55
Mccormick & Co. Non Vtg Shrs	577	56	0.53
Motorola Solutions, Inc.	205	56	0.53
Neogenomics, Inc.	1,662	57	0.54
Nexpoint Residential	664	56	0.53
Norwegian Cruise Line Holdings, Inc.	2,767	57	0.55
PAR Pacific Holdings, Inc.	3,819	63	0.60
Penumbra, Inc.	216	62	0.59

The accompanying notes are an integral part of the consolidated financial statements.

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2021

Consolidated Portfolio of Investments (cont'd)

Global Strategist Portfolio

Security Description	Shares	Value (000)	Index Weight
JPM SPX 1500 Anti-Value Index (cont'd)
Rexford Industrial Realty, Inc.	717	$58	0.56%
Royal Caribbean Cruises Ltd.	758	58	0.56
SBA Communications Corp.	147	57	0.55
Servicenow, Inc.	85	55	0.53
Simply Good Foods Co. (The)	1,403	58	0.56
Tandem Diabetes Care, Inc.	386	58	0.56
Tootsie Roll Industries	1,528	55	0.53
Transdigm Group, Inc.	88	56	0.54
Trupanion, Inc.	459	61	0.58
Viavi Solutions, Inc.	3,314	58	0.56
Wingstop, Inc.	329	57	0.54
World Acceptance Corp.	253	62	0.59
Zoetis, Inc.	230	56	0.54

The following table represents the equity basket holdings underlying the total return swap with JPM SPX 1500 Value Index as of December 31, 2021:

Security Description	Shares	Value (000)	Index Weight
JPM SPX 1500 Value Index
AAR Corp.	1,505	$59	0.56%
ACI Worldwide, Inc.	1,691	59	0.56
Activision Blizzard, Inc.	891	59	0.56
Allstate Corp.	465	55	0.52
Amkor Technology, Inc.	2,252	56	0.53
Andersons, Inc. (The)	1,511	59	0.56
Archer-Daniels-Midland Co.	811	55	0.52
Atlas Air Worldwide Holdings	584	55	0.52
Avanos Medical, Inc.	1,697	59	0.56
Avnet, Inc.	1,342	55	0.53
Bloomin' Brands, Inc.	2,728	57	0.54
Boyd Gaming Corp.	854	56	0.53
Cardinal Health, Inc.	1,067	55	0.52
Caretrust REIT, Inc.	2,416	55	0.52
Centene Corp.	714	59	0.56
Cigna Corp.	253	58	0.55
Cohu, Inc.	1,593	61	0.58
Customers Bancorp, Inc.	863	56	0.54
Dentsply Sirona, Inc.	1,007	56	0.53
Enersys	694	55	0.52
Envista Holdings Corp.	1,290	58	0.55
Fresh Del Monte Produce, Inc.	2,049	57	0.54
Hillenbrand, Inc.	1,064	55	0.53
Industrial Logistics Properties Trust	2,210	55	0.53
International Business Machines Corp.	426	57	0.54
Jabil, Inc.	854	60	0.57
Kimco Realty Corp.	2,207	54	0.52
MDU Resources Group, Inc.	1,802	56	0.53
Micron Technology, Inc.	619	58	0.55
Moog, Inc. — Class A	716	58	0.55
Mosaic Co. (The)	1,467	58	0.55
Security Description	Shares	Value (000)	Index Weight
JPM SPX 1500 Value Index (cont'd)
Netscout Systems, Inc.	1,718	$57	0.54%
NRG Energy, Inc.	1,389	60	0.57
Nu Skin Enterprises, Inc. — Class A	1,147	58	0.55
OFG Bancorp	2,063	55	0.52
OGE Energy Corp.	1,421	55	0.52
Owens & Minor, Inc.	1,274	55	0.53
Perdoceo Education Corp.	4,899	58	0.55
Photronics, Inc.	3,664	69	0.66
Plantronics, Inc.	2,034	60	0.57
PVH Corp.	513	55	0.52
Sanmina Corp.	1,335	55	0.53
Scansource, Inc.	1,587	56	0.53
Timkensteel Corp.	3,538	58	0.55
Titan International, Inc.	6,883	75	0.72
Unitil Corp.	1,204	55	0.53
Viatris, Inc.	4,151	56	0.53
Vista Outdoor, Inc.	1,326	61	0.58
Weyerhaeuser Co.	1,323	54	0.52
Xerox Holdings Corp.	2,521	57	0.54

The following table represents the equity basket holdings underlying the total return swap with JPM SPX 500 Anti-Value Index Index as of December 31, 2021:

Security Description	Shares	Value (000)	Index Weight
JPM SPX 500 Anti-Value Index
Abiomed, Inc.	143	$51	1.11%
Agilent Technologies, Inc.	288	46	1.00
American Tower Corp.	161	47	1.02
American Water Works Co., Inc.	250	47	1.02
Bio-Techne Corp.	95	49	1.06
Brown & Brown, Inc.	657	46	1.00
Carnival Corp.	2,471	50	1.08
Chipotle Mexican Grill, Inc.	27	47	1.02
Costco Wholesale Corp.	81	46	0.99
Crown Castle International Corp.	231	48	1.05
Domino's Pizza, Inc.	81	46	1.00
Ecolab, Inc.	194	46	0.99
Edwards Lifesciences Corp.	397	51	1.11
Eli Lilly & Co.	175	48	1.05
Equinix, Inc.	54	46	0.99
Estee Lauder Companies — Class A	128	47	1.03
Eversource Energy	506	46	1.00
Fastenal Co.	714	46	0.99
Fortinet, Inc.	142	51	1.11
Hilton Worldwide Holdings, Inc.	308	48	1.04
Host Hotels & Resorts, Inc.	2,738	48	1.03
IDEXX Laboratories, Inc.	73	48	1.05
Illumina, Inc.	125	48	1.03
Intuitive Surgical, Inc.	135	48	1.05
Lamb Weston Holdings, Inc.	797	51	1.10

The accompanying notes are an integral part of the consolidated financial statements.

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2021

Consolidated Portfolio of Investments (cont'd)

Global Strategist Portfolio

Security Description	Shares	Value (000)	Index Weight
JPM SPX 500 Anti-Value Index (cont'd)
Las Vegas Sands Corp.	1,244	$47	1.01%
Live Nation Entertainment, Inc.	420	50	1.09
MarketAxess Holdings, Inc.	122	50	1.09
Martin Marietta Materials	104	46	1.00
Match Group, Inc.	345	46	0.99
Mettler-Toledo International	28	48	1.04
Monster Beverage Corp.	511	49	1.06
Nasdaq, Inc.	216	45	0.98
Nextera Energy, Inc.	488	46	0.99
Norwegian Cruise Line Holding, Inc.	2,323	48	1.04
Rollins, Inc.	1,347	46	1.00
Roper Technologies, Inc.	92	45	0.99
Royal Caribbean Cruises Ltd.	637	49	1.06
SBA Communications Corp.	124	48	1.04
Schwab (Charles) Corp.	543	46	0.99
Servicenow, Inc.	71	46	1.00
Synopsys, Inc.	124	46	0.99
Transdigm Group, Inc.	74	47	1.02
Tyler Technologies, Inc.	85	46	0.99
Verisign, Inc.	179	45	0.99
Vulcan Materials Co.	221	46	1.00
Walt Disney Co. (The)	294	46	0.99
WEC Energy Group, Inc.	470	46	0.99
West Pharmaceutical Services	99	47	1.01
Zoetis, Inc.	193	47	1.02

The following table represents the equity basket holdings underlying the total return swap with JPM SPX 500 Value Index as of December 31, 2021:

Security Description	Shares	Value (000)	Index Weight
JPM SPX 500 Value Index
Aflac, Inc.	588	$34	1.00%
Allstate Corp.	295	35	1.01
American International Group	597	34	0.98
Archer-Daniels-Midland Co.	513	35	1.01
Bristol-Myers Squibb Co.	568	35	1.03
C.H. Robinson Worldwide, Inc.	332	36	1.04
Cardinal Health, Inc.	678	35	1.01
CBRE Group, Inc. — Class A	324	35	1.02
Centene Corp.	451	37	1.08
Cigna Corp.	160	37	1.07
Conagra Brands, Inc.	1,017	35	1.01
CVS Health Corp.	353	36	1.06
Davita, Inc.	323	37	1.06
Dow, Inc.	600	34	0.99
D.R. Horton, Inc.	312	34	0.98
DXC Technology Co.	1,059	34	0.99
Entergy Corp.	312	35	1.02
Exelon Corp.	610	35	1.02
Fedex Corp.	133	35	1.00
Security Description	Shares	Value (000)	Index Weight
JPM SPX 500 Value Index (cont'd)
Ford Motor Co.	1,661	$35	1.00%
Gap, Inc. (The)	1,934	34	0.99
General Dynamics Corp.	163	34	0.98
Global Payments, Inc.	268	36	1.05
Henry Schein, Inc.	448	35	1.01
Intl Business Machines Corp.	270	36	1.04
Iron Mountain, Inc.	681	36	1.03
Juniper Networks, Inc.	1,020	36	1.06
Kimco Realty Corp.	1,401	35	1.00
Laboratory Corporation of America Holdings	110	35	1.00
LyondellBasell Industries — Class A	366	34	0.98
Micron Technology, Inc.	394	37	1.06
Mosaic Co. (The)	929	36	1.06
Northrop Grumman Corp.	90	35	1.01
NRG Energy, Inc.	875	38	1.09
Organon & Co.	1,110	34	0.98
Pinnacle West Capital	484	34	0.99
Pultegroup, Inc.	614	35	1.02
PVH Corp.	326	35	1.01
Quest Diagnostics, Inc.	203	35	1.02
Regency Centers Corp.	446	34	0.97
Seagate Technology Holdings	303	34	0.99
Textron, Inc.	443	34	0.99
Tyson Foods, Inc. — Class A	387	34	0.98
Universal Health Services — Class B	261	34	0.98
Ventas, Inc.	679	35	1.01
Viatris, Inc.	2,628	36	1.03
Walgreens Boots Alliance, Inc.	710	37	1.07
Western Digital Corp.	565	37	1.07
Weyerhaeuser Co.	838	35	1.00
Whirlpool Corp.	143	34	0.98

@  Value/Notional amount is less than $500.

*  Cleared swap agreement, the broker is Morgan Stanley & Co. LLC.

BTP  Buoni del Tesoro Poliennali.

CAC  Cotation Assistée en Continu.

CDI  Certificado de Depósito Interbancári.

FTSE  Financial Times Stock Exchange.

IBEX  Índice Bursátil Español.

MIB  Milano Indice di Borsa.

MSCI  Morgan Stanley Capital International.

SGX  Singapore Exchange Ltd.

SPI  Schedule Performance Index.

TIIE  Interbank Equilibrium Interest Rate.

AUD  — Australian Dollar

BRL  — Brazilian Real

CAD  — Canadian Dollar

CHF  — Swiss Franc

CLP  — Chilean Peso

CNH  — Chinese Yuan Renminbi Offshore

CNY  — Chinese Yuan Renminbi

COP  — Colombian Peso

The accompanying notes are an integral part of the consolidated financial statements.

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2021

Consolidated Portfolio of Investments (cont'd)

Global Strategist Portfolio

CZK  — Czech Koruna

DKK  — Danish Krone

EUR  — Euro

GBP  — British Pound

HKD  — Hong Kong Dollar

HUF  — Hungarian Forint

IDR  — Indonesian Rupiah

ILS  — Israeli Shekel

JPY  — Japanese Yen

KRW  — South Korean Won

MXN  — Mexican Peso

MYR  — Malaysian Ringgit

NOK  — Norwegian Krone

NZD  — New Zealand Dollar

PEN  — Peruvian Nuevo Sol

PLN  — Polish Zloty

RON  — Romanian New Leu

RUB  — Russian Ruble

SEK  — Swedish Krona

SGD  — Singapore Dollar

THB  — Thai Baht

TRY  — Turkish Lira

TWD  — Taiwan Dollar

USD  — United States Dollar

ZAR  — South African Rand

Portfolio Composition

Classification	Percentage of Total Investments
Fixed Income Securities	48.0%
Common Stocks	38.3
Short-Term Investments	13.7
Total Investments	100.0	%**

**  Does not include open long/short futures contracts with a value of approximately $39,211,000 and net unrealized depreciation of approximately $123,000. Does not include open foreign currency forward exchange contracts with net unrealized depreciation of approximately $27,000. Also does not include open swap agreements with net unrealized appreciation of approximately $708,000.

The accompanying notes are an integral part of the consolidated financial statements.

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2021

Global Strategist Portfolio

Consolidated Statement of Assets and Liabilities	December 31, 2021 (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Value (Cost $82,649)	$91,020
Investment in Security of Affiliated Issuer, at Value (Cost $13,700)	13,700
Total Investments in Securities, at Value (Cost $96,349)	104,720
Foreign Currency, at Value (Cost $440)	454
Cash	1
Unrealized Appreciation on Swap Agreements	1,396
Receivable for Variation Margin on Futures Contracts	1,180
Due from Broker	895
Receivable for Investments Sold	728
Interest Receivable	245
Unrealized Appreciation on Foreign Currency Forward Exchange Contracts	97
Tax Reclaim Receivable	50
Dividends Receivable	27
Due from Adviser	24
Receivable for Fund Shares Sold	1
Receivable from Affiliate	—	@
Other Assets	14
Total Assets	109,832
Liabilities:
Payable for Investments Purchased	2,308
Unrealized Depreciation on Swap Agreements	846
Due to Broker	680
Payable for Custodian Fees	135
Unrealized Depreciation on Foreign Currency Forward Exchange Contracts	124
Payable for Professional Fees	103
Payable for Servicing Fees	32
Payable for Variation Margin on Swap Agreements	15
Payable for Administration Fees	7
Payable for Fund Shares Redeemed	3
Payable for Transfer Agency Fees	2
Payable for Distribution Fees — Class II Shares	1
Deferred Capital Gain Country Tax	1
Other Liabilities	86
Total Liabilities	4,343
NET ASSETS	$105,489
Net Assets Consist of:
Paid-in-Capital	$82,804
Total Distributable Earnings	22,685
Net Assets	$105,489
CLASS I:
Net Assets	$88,704
Net Asset Value, Offering and Redemption Price Per Share Applicable to 7,848,608 Outstanding $0.001 Par Value Shares (Authorized 500,000,000 Shares)	$11.30
CLASS II:
Net Assets	$16,785
Net Asset Value, Offering and Redemption Price Per Share Applicable to 1,494,459 Outstanding $0.001 Par Value Shares (Authorized 500,000,000 Shares)	$11.23

@  Amount is less than $500.

The accompanying notes are an integral part of the consolidated financial statements.

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2021

Global Strategist Portfolio

Consolidated Statement of Operations	Year Ended December 31, 2021 (000)
Investment Income:
Interest from Securities of Unaffiliated Issuers (Net of $2 of Foreign Taxes Withheld)	$983
Dividends from Securities of Unaffiliated Issuers (Net of $49 of Foreign Taxes Withheld)	930
Dividends from Security of Affiliated Issuer (Note H)	2
Total Investment Income	1,915
Expenses:
Advisory Fees (Note B)	804
Professional Fees	246
Custodian Fees (Note G)	188
Servicing Fees (Note D)	165
Pricing Fees	95
Administration Fees (Note C)	86
Distribution Fees — Class II Shares (Note E)	42
Shareholder Reporting Fees	19
Transfer Agency Fees (Note F)	12
Directors' Fees and Expenses	6
Other Expenses	13
Total Expenses	1,676
Waiver of Advisory Fees (Note B)	(668)
Waiver of Distribution Fees — Class II Shares (Note E)	(25)
Rebate from Morgan Stanley Affiliate (Note H)	(5)
Net Expenses	978
Net Investment Income	937
Realized Gain (Loss):
Investments Sold	12,665
Foreign Currency Forward Exchange Contracts	(148)
Foreign Currency Translation	(32)
Futures Contracts	(805)
Swap Agreements	4,335
Net Realized Gain	16,015
Change in Unrealized Appreciation (Depreciation):
Investments (Net of Decrease in Deferred Capital Gain Country Tax of $1)	(6,597)
Foreign Currency Forward Exchange Contracts	(221)
Foreign Currency Translation	(2)
Futures Contracts	(177)
Swap Agreements	(1,419)
Net Change in Unrealized Appreciation (Depreciation)	(8,416)
Net Realized Gain and Change in Unrealized Appreciation (Depreciation)	7,599
Net Increase in Net Assets Resulting from Operations	$8,536

The accompanying notes are an integral part of the consolidated financial statements.

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2021

Global Strategist Portfolio

Consolidated Statements of Changes in Net Assets	Year Ended December 31, 2021 (000)	Year Ended December 31, 2020 (000)
Increase (Decrease) in Net Assets:
Operations:
Net Investment Income	$937	$847
Net Realized Gain	16,015	4,121
Net Change in Unrealized Appreciation (Depreciation)	(8,416)	4,760
Net Increase in Net Assets Resulting from Operations	8,536	9,728
Dividends and Distributions to Shareholders:
Class I	(4,709)	(7,322)
Class II	(855)	(1,336)
Total Dividends and Distributions to Shareholders	(5,564)	(8,658)
Capital Share Transactions:(1)
Class I:
Subscribed	5,366	3,399
Distributions Reinvested	4,709	7,322
Redeemed	(12,450)	(12,642)
Class II:
Subscribed	1,095	474
Distributions Reinvested	855	1,336
Redeemed	(1,825)	(2,356)
Net Decrease in Net Assets Resulting from Capital Share Transactions	(2,250)	(2,467)
Total Increase (Decrease) in Net Assets	722	(1,397)
Net Assets:
Beginning of Period	104,767	106,164
End of Period	$105,489	$104,767
(1) Capital Share Transactions:
Class I:
Shares Subscribed	470	329
Shares Issued on Distributions Reinvested	421	778
Shares Redeemed	(1,099)	(1,260)
Net Decrease in Class I Shares Outstanding	(208)	(153)
Class II:
Shares Subscribed	97	48
Shares Issued on Distributions Reinvested	77	143
Shares Redeemed	(162)	(237)
Net Increase (Decrease) in Class II Shares Outstanding	12	(46)

The accompanying notes are an integral part of the consolidated financial statements.

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2021

Consolidated Financial Highlights

Global Strategist Portfolio

	Class I
	Year Ended December 31,
Selected Per Share Data and Ratios	2021		2020		2019		2018		2017
Net Asset Value, Beginning of Period	$10.99		$10.91		$9.85		$11.17		$9.87
Income (Loss) from Investment Operations:
Net Investment Income(1)	0.10		0.09		0.16		0.16		0.20
Net Realized and Unrealized Gain (Loss)	0.81		0.95		1.56		(0.86)		1.38
Total from Investment Operations	0.91		1.04		1.72		(0.70)		1.58
Distributions from and/or in Excess of:
Net Investment Income	(0.21)		(0.16)		(0.20)		(0.13)		(0.12)
Net Realized Gain	(0.39)		(0.80)		(0.46)		(0.49)		(0.16)
Total Distributions	(0.60)		(0.96)		(0.66)		(0.62)		(0.28)
Net Asset Value, End of Period	$11.30		$10.99		$10.91		$9.85		$11.17
Total Return(2)	8.37%		10.92%		17.77%		(6.50)%		16.11%
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$88,704		$88,563		$89,575		$87,675		$107,015
Ratio of Expenses Before Expense Limitation	1.52%		1.59%		1.49%		1.44%		1.42%
Ratio of Expenses After Expense Limitation	0.90	%(3)	0.88	%(3)	0.88	%(3)	0.89	%(3)	0.88	%(3)
Ratio of Net Investment Income	0.89	%(3)	0.89	%(3)	1.55	%(3)	1.48	%(3)	1.85	%(3)
Ratio of Rebate from Morgan Stanley Affiliates	0.00	%(4)	0.02%		0.02%		0.01%		0.02%
Portfolio Turnover Rate	111%		114%		124%		85%		99%

(1)  Per share amount is based on average shares outstanding.

(2)  Calculated based on the net asset value as of the last business day of the period. Performance does not reflect fees and expenses imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total return would be lower.

(3)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(4)  Amount is less than 0.005%.

The accompanying notes are an integral part of the consolidated financial statements.

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2021

Consolidated Financial Highlights

Global Strategist Portfolio

	Class II
	Year Ended December 31,
Selected Per Share Data and Ratios	2021		2020		2019		2018		2017
Net Asset Value, Beginning of Period	$10.93		$10.85		$9.79		$11.11		$9.82
Income (Loss) from Investment Operations:
Net Investment Income(1)	0.09		0.08		0.15		0.15		0.18
Net Realized and Unrealized Gain (Loss)	0.80		0.94		1.56		(0.86)		1.38
Total from Investment Operations	0.89		1.02		1.71		(0.71)		1.56
Distributions from and/or in Excess of:
Net Investment Income	(0.20)		(0.14)		(0.19)		(0.12)		(0.11)
Net Realized Gain	(0.39)		(0.80)		(0.46)		(0.49)		(0.16)
Total Distributions	(0.59)		(0.94)		(0.65)		(0.61)		(0.27)
Net Asset Value, End of Period	$11.23		$10.93		$10.85		$9.79		$11.11
Total Return(2)	8.22%		10.85%		17.74%		(6.65)%		15.96%
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$16,785		$16,204		$16,589		$16,906		$21,700
Ratio of Expenses Before Expense Limitation	1.77%		1.84%		1.74%		1.69%		1.67%
Ratio of Expenses After Expense Limitation	1.00	%(3)	0.98	%(3)	0.98	%(3)	0.99	%(3)	0.98	%(3)
Ratio of Net Investment Income	0.79	%(3)	0.79	%(3)	1.45	%(3)	1.38	%(3)	1.75	%(3)
Ratio of Rebate from Morgan Stanley Affiliates	0.00	%(4)	0.02%		0.02%		0.01%		0.02%
Portfolio Turnover Rate	111%		114%		124%		85%		99%

(1)  Per share amount is based on average shares outstanding.

(2)  Calculated based on the net asset value as of the last business day of the period. Performance does not reflect fees and expenses imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total return would be lower.

(3)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(4)  Amount is less than 0.005%.

The accompanying notes are an integral part of the consolidated financial statements.

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2021

Notes to Consolidated Financial Statements

Morgan Stanley Variable Insurance Fund, Inc. (the "Company") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Company is comprised of ten separate active, diversified and non-diversified funds (individually referred to as a "Fund," collectively as the "Funds"). The Company applies investment company accounting and reporting guidance.

The accompanying consolidated financial statements relate to the Global Strategist Portfolio. The Fund seeks total return and offers two classes of shares — Class I and Class II. Both classes of shares have identical voting rights (except that shareholders of a Class have exclusive voting rights regarding any matter relating solely to that Class of shares), dividend, liquidation and other rights.

The Company is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies offered by the separate accounts of certain life insurance companies.

A. Significant Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles ("GAAP"). Such policies are consistently followed by the Company in the preparation of its consolidated financial statements. GAAP may require management to make estimates and assumptions that affect the reported amounts and disclosures in the consolidated financial statements. Actual results may differ from those estimates.

In March 2020, the Financial Accounting Standards Board ("FASB") issued an Accounting Standard Update, ASU 2020-04, Reference Rate Reform (Topic 848) — Facilitation of the Effects of Reference Rate Reform on Financial Reporting ("ASU 2020-04"), which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of the London Interbank Offered Rate ("LIBOR") and other Interbank Offered Rate ("IBOR") based reference rates at the end of 2021. The temporary relief provided by ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period from March 12, 2020 through December 31, 2022. Management evaluated the impact of ASU 2020-04 on the Fund's investments, derivatives, debt and other contracts that will undergo reference rate-related modifications as a result of the reference rate reform and does not expect there will be any significant impact to the Fund.

The Fund may, consistent with its principal investment strategies, invest up to 25% of its total assets in a wholly-owned subsidiary of the Fund organized as a company under the laws of the Cayman Islands, VIF Global Strategist Cayman Portfolio, Ltd. (the "Subsidiary"). The Subsidiary may invest, directly or indirectly through the use of derivatives, in securities, commodities, commodity-related instruments and other investments, primarily futures, swaps and notes. The Fund is the sole shareholder of the Subsidiary, and it is not currently expected that shares of the Subsidiary will be sold or offered to other investors. The consolidated portfolio of investments and consolidated financial statements include the positions and accounts of the Fund and the Subsidiary. All intercompany accounts and transactions of the Fund and the Subsidiary have been eliminated in consolidation and all accounting policies of the Subsidiary are consistent with those of the Fund. As of December 31, 2021, the Subsidiary represented approximately $11,865,000 or approximately 11.25% of the total net assets of the Fund.

Investments in the Subsidiary are expected to provide the Fund with exposure to the commodity markets within the limitations of Subchapter M of the Code and recent Internal Revenue Service ("IRS") revenue rulings, which require that a mutual fund receive no more than ten percent of its gross income from such investments in order to receive favorable tax treatment as a regulated investment company ("RIC"). Tax treatment of the income received from the Subsidiary may potentially be affected by changes in legislation, regulations or other legally binding authority, which could affect the character, timing and amount of the Fund's taxable income and distributions. If such changes occur, the Fund may need to significantly change its investment strategy and recognize unrealized gains in order to remain qualified for taxation as a RIC, which could adversely affect the Fund.

1.  Security Valuation: (1) An equity portfolio security listed or traded on an exchange is valued at its latest reported sales price (or at the exchange official closing price if such exchange reports an official closing price), and if there were no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant exchanges. If only bid prices are available then the latest bid price may be used. Listed equity securities not traded on the valuation date with no reported bid and asked prices available on the exchange are valued at the mean between the current bid and asked prices obtained from one or more reputable brokers or dealers. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market; (2) all other equity portfolio securities for which over-the-counter ("OTC") market quotations are readily available are valued at the latest reported sales price (or at the market official closing price if such market reports an official closing price), and if there was no trading in the security on a given day and if there is no official closing price from relevant markets for that day,

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2021

Notes to Consolidated Financial Statements (cont'd)

the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant markets. An unlisted equity security that does not trade on the valuation date and for which bid and asked prices from the relevant markets are unavailable is valued at the mean between the current bid and asked prices obtained from one or more reputable brokers or dealers; (3) certain portfolio securities may be valued by an outside pricing service/vendor approved by the Company's Board of Directors (the "Directors"). The pricing service/vendor may employ a pricing model that takes into account, among other things, bids, yield spreads and/or other market data and specific security characteristics. Alternatively, if a valuation is not available from an outside pricing service/vendor, and the security trades on an exchange, the security may be valued at its latest reported sale price (or at the exchange official closing price if such exchange reports an official closing price), prior to the time when assets are valued. If there are no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available in the relevant exchanges. If only bid prices are available then the latest bid price may be used. If Morgan Stanley Investment Management Inc. (the "Adviser") or Morgan Stanley Investment Management Limited ("MSIM Limited") (the "Sub-Adviser"), each a wholly-owned subsidiary of Morgan Stanley, determines that the price provided by the outside pricing service/vendor or exchange does not reflect the security's fair value or is unable to provide a price, prices from brokers or dealers may also be utilized. In these circumstances, the value of the security will be the mean of bid and asked prices obtained from brokers or dealers; (4) futures are valued at the settlement price on the exchange on which they trade or, if a settlement price is unavailable, at the last sale price on the exchange; (5) OTC swaps may be valued by an outside pricing service approved by the Directors or quotes from a broker or dealer. Swaps cleared on a clearinghouse or exchange may be valued using the closing price provided by the clearinghouse or exchange. Total return swaps may also be fair valued using direct accrual/return calculations if prices on the reference asset on the total return leg of the swap are available from a pricing service/vendor for such instrument. In the event that the reference asset on the total return leg of the swap is a benchmark index, then price of such reference asset may be obtained from a pricing service provider or from the benchmark index sponsor; (6) when market quotations are not readily available, including circumstances under which the Adviser or the

Sub-Adviser determines that the closing price, last sale price or the mean between the last reported bid and asked prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Directors. Occasionally, developments affecting the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business of the New York Stock Exchange ("NYSE"). If developments occur during such periods that are expected to materially affect the value of such securities, such valuations may be adjusted to reflect the estimated fair value of such securities as of the close of the NYSE, as determined in good faith by the Directors or by the Adviser using a pricing service and/or procedures approved by the Directors; (7) quotations of foreign portfolio securities, other assets and liabilities and forward contracts stated in foreign currency are translated into U.S. dollar equivalents at the prevailing market rates prior to the close of the NYSE; and (8) investments in mutual funds, including the Morgan Stanley Institutional Liquidity Funds, are valued at the net asset value ("NAV") as of the close of each business day.

The Directors have responsibility for determining in good faith the fair value of the investments, and the Directors may appoint others, such as the Company's Adviser or a valuation committee, to assist the Directors in determining fair value and to make the actual calculations pursuant to the fair valuation methodologies previously approved by the Directors. Under procedures approved by the Directors, the Company's Adviser has formed a Valuation Committee whose members are approved by the Directors. The Valuation Committee provides administration and oversight of the Company's valuation policies and procedures, which are reviewed at least annually by the Directors. These procedures allow the Company to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

2.  Fair Value Measurement: FASB Accounting Standards CodificationTM ("ASC") 820, "Fair Value Measurement" ("ASC 820"), defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2021

Notes to Consolidated Financial Statements (cont'd)

reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below:

•  Level 1 – unadjusted quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 – significant unobservable inputs including the Fund's own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

The following is a summary of the inputs used to value the Fund's investments as of December 31, 2021:

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Fixed Income Securities
Agency Adjustable Rate Mortgage	$—	$5	$—	$5
Agency Fixed Rate Mortgages	—	2,807	—	2,807
Asset-Backed Securities	—	414	—	414
Commercial Mortgage-Backed Securities	—	637	—	637
Corporate Bonds	—	14,016	—	14,016
Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)		Level 3 Significant unobservable inputs (000)	Total (000)
Fixed Income Securities (cont'd)
Mortgages - Other	$—	$699		$—	$699
Sovereign	—	27,955		—	27,955
Supranational	—	1,308		—	1,308
U.S. Treasury Securities	—	2,399		—	2,399
Total Fixed Income Securities	—	50,240		—	50,240
Common Stocks
Aerospace & Defense	459	14		—	473
Air Freight & Logistics	135	100		—	235
Airlines	13	4		—	17
Auto Components	92	10		—	102
Automobiles	561	224		—	785
Banks	1,919	364		—	2,283
Beverages	591	22		—	613
Biotechnology	494	29		—	523
Building Products	171	77		—	248
Capital Markets	905	195		—	1,100
Chemicals	590	245		—	835
Commercial Services & Supplies	142	11		—	153
Communications Equipment	190	59		—	249
Construction & Engineering	714	127		—	841
Construction Materials	74	33		—	107
Consumer Finance	139	—		—	139
Containers & Packaging	88	—		—	88
Distributors	31	—		—	31
Diversified Consumer Services	2	—		—	2
Diversified Financial Services	245	83		—	328
Diversified Telecommunication Services	404	160		—	564
Electric Utilities	453	188		—	641
Electrical Equipment	260	108		—	368
Electronic Equipment, Instruments & Components	174	28		—	202
Energy Equipment & Services	43	4	†	—	47	†
Entertainment	410	5		—	415
Equity Real Estate Investment Trusts (REITs)	754	1		—	755
Food & Staples Retailing	487	25		—	512
Food Products	259	396		—	655
Gas Utilities	31	22		—	53
Health Care Equipment & Supplies	715	172		—	887

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2021

Notes to Consolidated Financial Statements (cont'd)

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)		Level 3 Significant unobservable inputs (000)	Total (000)
Common Stocks (cont'd)
Health Care Providers & Services	$615	$34		$—	$649
Health Care Technology	39	—		—	39
Hotels, Restaurants & Leisure	1,706	27		—	1,733
Household Durables	1,067	5		—	1,072
Household Products	345	37		—	382
Independent Power Producers & Energy Traders	34	4		—	38
Industrial Conglomerates	251	134		—	385
Information Technology Services	1,404	41		—	1,445
Insurance	841	311		—	1,152
Interactive Media & Services	1,404	8		—	1,412
Internet & Direct Marketing Retail	975	34		—	1,009
Leisure Products	12	—		—	12
Life Sciences Tools & Services	465	74		—	539
Machinery	391	270		—	661
Marine	3	44		—	47
Media	314	6		—	320
Metals & Mining	568	22		—	590
Multi-Line Retail	160	—		—	160
Multi-Utilities	265	52		—	317
Oil, Gas & Consumable Fuels	2,678	109		—	2,787
Paper & Forest Products	19	38		—	57
Personal Products	282	9		—	291
Pharmaceuticals	1,211	716		—	1,927
Professional Services	322	24		—	346
Real Estate Management & Development	92	75		—	167
Road & Rail	384	—		—	384
Semiconductors & Semiconductor Equipment	1,749	55		—	1,804
Software	2,335	174	†	—	2,509	†
Specialty Retail	538	45		—	583
Tech Hardware, Storage & Peripherals	1,584	13		—	1,597
Textiles, Apparel & Luxury Goods	539	170		—	709
Tobacco	214	10		—	224
Trading Companies & Distributors	149	13		—	162
Transportation Infrastructure	35	170		—	205
Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Common Stocks (cont'd)
Water Utilities	$42	$—	$—	$42
Wireless Telecommunication Services	91	7	—	98
Total Common Stocks	34,668	5,437 †	—	40,105 †
Short-Term Investments
Investment Company	13,700	—	—	13,700
U.S. Treasury Security	—	675	—	675
Total Short-Term Investments	13,700	675	—	14,375
Foreign Currency Forward Exchange Contracts	—	97	—	97
Futures Contracts	125	—	—	125
Interest Rate Swap Agreements	—	246	—	246
Total Return Swap Agreements	—	1,396	—	1,396
Total Assets	48,493	58,091 †	—	106,584 †
Liabilities:
Foreign Currency Forward Exchange Contracts	—	(124)	—	(124)
Futures Contracts	(248)	—	—	(248)
Interest Rate Swap Agreements	—	(88)	—	(88)
Total Return Swap Agreements	—	(846)	—	(846)
Total Liabilities	(248)	(1,058)	—	(1,306)
Total	$48,245	$57,033 †	$—	$105,278 †

†  Includes one or more securities valued at zero.

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes.

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

Common Stock (000)
Beginning Balance	$—	†
Purchases	—
Sales	—
Amortization of discount	—
Transfers in	—
Transfers out	(—	)†
Corporate actions	—

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2021

Notes to Consolidated Financial Statements (cont'd)

Common Stock (000)
Change in unrealized appreciation (depreciation)	$—
Realized gains (losses)	—
Ending Balance	$—
Net change in unrealized appreciation (depreciation) from investments still held as of December 31, 2021	$—

†  Includes a security valued at zero.

3.  Foreign Currency Translation and Foreign Investments: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars as follows:

—  investments, other assets and liabilities at the prevailing rate of exchange on the valuation date;

—  investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) on investments in securities are included in the reported net realized and unrealized gains (losses) on investment transactions and balances. However, pursuant to U.S. federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are treated as ordinary income for U.S. federal income tax purposes.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from foreign currency forward exchange contracts, disposition of foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. The change in unrealized currency gains (losses) on foreign currency transactions for the period is reflected in the Consolidated Statement of Operations.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, fluctuations of exchange rates in relation to the U.S. dollar, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

Governmental approval for foreign investments may be required in advance of making an investment under certain circumstances in some countries, and the extent of foreign investments in domestic companies may be subject to limitation in other countries. Foreign ownership limitations also may be imposed by the charters of individual companies to prevent, among other concerns, violations of foreign investment limitations. As a result, an additional class of shares (identified as "Foreign" in the Consolidated Portfolio of Investments) may be created and offered for investment. The "local" and "foreign shares" market values may differ. In the absence of trading of the foreign shares in such markets, the Fund values the foreign shares at the closing exchange price of the local shares.

4.  Derivatives: The Fund may, but is not required to, use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. Derivatives are financial instruments whose value is based, in part, on the value of an underlying asset, interest rate, index or financial instrument. Prevailing interest rates and volatility levels, among other things, also affect the value of derivative instruments. A derivative instrument often has risks similar to its underlying asset and may have additional risks, including imperfect correlation between the value of the derivative and the underlying asset, risks of default by the counterparty to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which the derivative instrument relates, risks that the transactions may not be liquid and risks arising from margin requirements. The use of derivatives involves risks that are different from, and possibly greater than, the risks associated with other portfolio investments. Derivatives may involve the use of highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments. All of the Fund's holdings, including derivative instruments, are marked-to-market each day with the change in value reflected in unrealized appreciation

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2021

Notes to Consolidated Financial Statements (cont'd)

(depreciation). Upon disposition, a realized gain or loss is recognized.

Certain derivative transactions may give rise to a form of leverage. Leverage magnifies the potential for gain and the risk of loss. Leverage associated with derivative transactions may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet earmarking or segregation requirements, pursuant to applicable Securities and Exchange Commission ("SEC") rules and regulations, or may cause the Fund to be more volatile than if the Fund had not been leveraged. Although the Adviser and/or Sub-Adviser seek to use derivatives to further the Fund's investment objectives, there is no assurance that the use of derivatives will achieve this result.

Following is a description of the derivative instruments and techniques that the Fund used during the period and their associated risks:

Foreign Currency Forward Exchange Contracts: In connection with its investments in foreign securities, the Fund also entered into contracts with banks, brokers or dealers to purchase or sell securities or foreign currencies at a future date. A foreign currency forward exchange contract ("currency contract") is a negotiated agreement between the contracting parties to exchange a specified amount of currency at a specified future time at a specified rate. The rate can be higher or lower than the spot rate between the currencies that are the subject of the contract. Currency contracts may be used to protect against uncertainty in the level of future foreign currency exchange rates or to gain or modify exposure to a particular currency. In addition, the Fund may use cross currency hedging or proxy hedging with respect to currencies in which the Fund has or expects to have portfolio or currency exposure. Cross currency hedges involve the sale of one currency against the positive exposure to a different currency and may be used for hedging purposes or to establish an active exposure to the exchange rate between any two currencies. To the extent hedged by the use of currency contracts, the precise matching of the currency contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the contract is entered into and the date it matures. Furthermore, such transactions may reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken. There is additional risk to the extent that currency contracts create exposure to currencies in which the Fund's securities are not denominated. Unanticipated changes in currency prices may result in poorer overall performance for the Fund than if it had not entered into such contracts. The use of currency contracts involves the risk of loss from the insolvency or bankruptcy of the counterparty to the contract or the failure of the counterparty to make payments or otherwise comply with the terms of the contract. A currency contract is marked-to-market daily and the change in market value is recorded by the Fund as unrealized gain or loss. The Fund records realized gains (losses) when the currency contract is closed equal to the difference between the value of the currency contract at the time it was opened and the value at the time it was closed.

Futures: A futures contract is a standardized, exchange-traded agreement to buy or sell a specific quantity of an underlying asset, reference rate or index at a specific price at a specific future time. The value of a futures contract tends to increase and decrease in tandem with the value of the underlying instrument. Depending on the terms of the particular contract, futures contracts are settled through either physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin). A decision as to whether, when and how to use futures contracts involves the exercise of skill and judgment and even a well-conceived futures transaction may be unsuccessful because of market behavior or unexpected events. In addition to the derivatives risks discussed above, the prices of futures contracts can be highly volatile, using futures contracts can lower total return and the potential loss from futures contracts can exceed the Fund's initial investment in such contracts. No assurance can be given that a liquid market will exist for any particular futures contract at any particular time. There is also the risk of loss by the Fund of margin deposits in the event of bankruptcy of a broker with which the Fund has open positions in the futures contract.

Swaps: The Fund may enter into OTC swap contracts or cleared swap transactions. A swap contract is an agreement between two parties pursuant to which the parties exchange payments at specified dates on the basis of a specified notional amount, with the payments calculated by reference to specified securities, indices, reference

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2021

Notes to Consolidated Financial Statements (cont'd)

rates, currencies or other instruments. Typically swap agreements provide that when the period payment dates for both parties are the same, the payments are made on a net basis (i.e., the two payment streams are netted out, with only the net amount paid by one party to the other). The Fund's obligations or rights under a swap contract entered into on a net basis will generally be equal only to the net amount to be paid or received under the agreement, based on the relative values of the positions held by each party. Cleared swap transactions may help reduce counterparty credit risk. In a cleared swap, the Fund's ultimate counterparty is a clearinghouse rather than a swap dealer, bank or other financial institution. OTC swap agreements are not entered into or traded on exchanges and often there is no central clearing or guaranty function for OTC swaps. These OTC swaps are often subject to credit risk or the risk of default or non-performance by the counterparty. Both OTC and cleared swaps could result in losses if interest rates, foreign currency exchange rates or other factors are not correctly anticipated by the Fund or if the reference index, security or investments do not perform as expected. During the period swap agreements are open, payments are received from or made to the clearinghouse or counterparty based upon changes in the value of the contract (variation margin). The Dodd-Frank Wall Street Reform and Consumer Protection Act and related regulatory developments require the clearing and exchange-trading of certain standardized swap transactions. Mandatory exchange-trading and clearing is occurring on a phased-in basis based on the type of market participant and U.S. Commission ("CFTC") approval of contracts for central clearing and exchange trading.

The Fund may enter into total return swaps in which one party agrees to make periodic payments to another party based on the change in market value of the assets underlying the contract, which may include, but not be limited to, a specified security, basket of securities or securities indices during the specified period, in return for periodic payments based on a fixed or variable interest rate or the total return from other underlying assets. Total return swaps may be used to obtain long or short exposure to a security or market without owning or taking physical custody of such security or investing directly in such market. Total return swaps may effectively add leverage to the Fund's portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap. Total return swaps are subject to the risk that a counterparty will default on its payment obligations to the Fund thereunder, and conversely, that the Fund will not be able to meet its obligation to the counterparty.

The Fund may enter into interest rate swaps which is an agreement between two parties to exchange their respective commitments to pay or receive interest. Interest rate swaps are generally entered into on a net basis. Interest rate swaps do not involve the delivery of securities, other underlying assets, or principal. Accordingly, the risk of market loss with respect to interest rate swaps is typically limited to the net amount of interest payments that the Fund is contractually obligated to make.

When the Fund has an unrealized loss on a swap agreement, the Fund has instructed the custodian to pledge cash or liquid securities as collateral with a value approximately equal to the amount of the unrealized loss. Collateral pledges are monitored and subsequently adjusted if and when the swap valuations fluctuate. If applicable, cash collateral is included with "Due from (to) Broker" in the Consolidated Statement of Assets and Liabilities.

Upfront payments paid or received by the Fund will be reflected as an asset or liability, respectively, in the Consolidated Statement of Assets and Liabilities.

FASB ASC 815, "Derivatives and Hedging" ("ASC 815"), is intended to improve financial reporting about derivative instruments by requiring enhanced disclosures to enable investors to better understand how and why the Fund uses derivative instruments, how these derivative instruments are accounted for and their effects on the Fund's financial position and results of operations.

The following tables set forth the fair value of the Fund's derivative contracts by primary risk exposure as of December 31, 2021:

	Asset Derivatives Consolidated Statement of Assets and Liabilities Location	Primary Risk Exposure	Value (000)
Foreign Currency Forward Exchange Contracts	Unrealized Appreciation on Foreign Currency Forward Exchange Contracts	Currency Risk	$97
Futures Contract	Variation Margin on Futures Contract	Commodity Risk	12	(a)
Futures Contracts	Variation Margin on Futures Contracts	Equity Risk	27	(a)
Futures Contracts	Variation Margin on Futures Contracts	Interest Rate Risk	86	(a)
Swap Agreements	Variation Margin on Swap Agreements	Interest Rate Risk	246	(a)
Swap Agreement	Unrealized Appreciation on Swap Agreement	Equity Risk	1,396
Total			$1,864

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2021

Notes to Consolidated Financial Statements (cont'd)

	Liability Derivatives Consolidated Statement of Assets and Liabilities Location	Primary Risk Exposure	Value (000)
Foreign Currency Forward Exchange Contracts	Unrealized Depreciation on Foreign Currency Forward Exchange Contracts	Currency Risk	$(124)
Futures Contract	Variation Margin on Futures Contract	Commodity Risk	(15	)(a)
Futures Contracts	Variation Margin on Futures Contracts	Equity Risk	(133	)(a)
Futures Contracts	Variation Margin on Futures Contracts	Interest Rate Risk	(100	)(a)
Swap Agreements	Variation Margin on Swap Agreements	Interest Rate Risk	(88	)(a)
Swap Agreements	Unrealized Depreciation on Swap Agreements	Equity Risk	(846)
Total			$(1,306)

(a)  This amount represents the cumulative appreciation (depreciation) as reported in the Consolidated Portfolio of Investments. The Consolidated Statement of Assets and Liabilities only reflects the current day's net variation margin.

The following tables set forth by primary risk exposure the Fund's realized gains (losses) and change in unrealized appreciation (depreciation) by type of derivative contract for the year ended December 31, 2021 in accordance with ASC 815:

Realized Gain (Loss)
Primary Risk Exposure	Derivative Type	Value (000)
Currency Risk	Foreign Currency Forward Exchange Contracts	$(148)
Commodity Risk	Futures Contracts	(51)
Equity Risk	Futures Contracts	(1,149)
Interest Rate Risk	Futures Contracts	395
Equity Risk	Swap Agreements	6,620
Interest Rate Risk	Swap Agreements	(2,285)
Total		$3,382
Change in Unrealized Appreciation (Depreciation)
Primary Risk Exposure	Derivative Type	Value (000)
Currency Risk	Foreign Currency Forward Exchange Contracts	$(221)
Commodity Risk	Futures Contracts	(19)
Equity Risk	Futures Contracts	(120)
Interest Rate Risk	Futures Contracts	(38)
Equity Risk	Swap Agreements	(1,101)
Interest Rate Risk	Swap Agreements	(318)
Total		$(1,817)

At December 31, 2021, the Fund's derivative assets and liabilities are as follows:

Gross Amounts of Assets and Liabilities Presented in the Consolidated Statement of Assets and Liabilities
Derivatives(b)	Assets(c) (000)	Liabilities(c) (000)
Foreign Currency Forward Exchange Contracts	$97	$(124)
Swap Agreements	1,396	(846)
Total	$1,493	$(970)

(b)  Excludes exchange-traded derivatives.

(c)  Absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Consolidated Statement of Assets and Liabilities.

The Fund typically enters into International Swaps and Derivatives Association, Inc. Master Agreements ("ISDA Master Agreements") or similar master agreements (collectively, "Master Agreements") with its contract counterparties for certain OTC derivatives in order to, among other things, reduce its credit risk to counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Fund typically may offset with the counterparty certain OTC derivative financial instruments' payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default, termination and/or potential deterioration in the credit quality of the counterparty. Various Master Agreements govern the terms of certain transactions with counterparties, including transactions such as swap, forward, repurchase and reverse repurchase agreements. These Master Agreements typically attempt to reduce the counterparty risk associated with such transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Cross-termination provisions under Master Agreements typically provide that a default in connection with one transaction between the Fund and a counterparty gives the non-defaulting party the right to terminate any other transactions in place with the defaulting party to create one single net payment due to/due from the defaulting party and may be a feature in certain Master Agreements. In the event the Fund exercises its right to terminate a Master Agreement after a counterparty experiences a termination event as defined in the Master Agreement, the return of collateral with market value in excess of the Fund's net liability may be delayed or denied.

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2021

Notes to Consolidated Financial Statements (cont'd)

The following tables present derivative financial instruments that are subject to enforceable netting arrangements as of December 31, 2021:

Gross Amounts Not Offset in the Consolidated Statement of Assets and Liabilities
Counterparty	Gross Asset Derivatives Presented in the Consolidated Statement of Assets and Liabilities (000)		Financial Instrument (000)	Collateral Received(d) (000)	Net Amount (not less than $0) (000)
Bank of America NA	$2		$(2)	$—	$0
Bank of Montreal	1		—	—	1
Barclays Bank PLC	4		(3)	—	1
BNP Paribas SA	831		(200)	(631)	0
Citibank NA	—	@	(— @)	—	0
Goldman Sachs International	283		(283)	—	0
JPMorgan Chase Bank NA	321		(300)	—	21
State Street Bank and Trust Co.	—	@	(— @)	—	0
UBS AG	51		(44)	—	7
Total	$1,493		$(832)	$(631)	$30
Gross Amounts Not Offset in the Consolidated Statement of Assets and Liabilities
Counterparty	Gross Liability Derivatives Presented in the Consolidated Statement of Assets and Liabilities (000)		Financial Instrument (000)	Collateral Pledged(d) (000)	Net Amount (not less than $0) (000)
Bank of America NA	$2		$(2)	$—	$0
Barclays Bank PLC	3		(3)	—	0
BNP Paribas SA	200		(200)	—	0
Citibank NA	3		(— @)	—	3
Commonwealth Bank of Australia	—	@	—	—	— @
Goldman Sachs International	414		(283)	(131)	0
JPMorgan Chase Bank NA	300		(300)	—	0
State Street Bank and Trust Co.	4		(— @)	—	4
UBS AG	44		(44)	—	0
Total	$970		$(832)	$(131)	$7

@  Value is less than $500.

(d)  In some instances, the actual collateral received or pledged may be more than the amount shown here due to overcollateralization.

For the year ended December 31, 2021, the approximate average monthly amount outstanding for each derivative type is as follows:

Foreign Currency Forward Exchange Contracts:
Average monthly principal amount	$32,999,000
Futures Contracts:
Average monthly notional value	$36,036,000
Swap Agreements:
Average monthly notional amount	$23,335,000

5.  When-Issued/Delayed Delivery Securities: The Fund purchases and sells when-issued and delayed delivery securities. Securities purchased on a when-issued or delayed delivery basis are purchased for delivery beyond the normal settlement date at a stated price and yield, and no income accrues to the Fund on such securities prior to delivery date. Payment and delivery for when-issued and delayed delivery securities can take place a month or more after the date of the transaction. When the Fund enters into a purchase transaction on a when-issued or delayed delivery basis, securities are available for collateral in an amount at least equal in value to the Fund's commitments to purchase such securities. Purchasing securities on a when-issued or delayed delivery basis may involve a risk that the market price at the time of delivery may be lower than the agreed upon purchase price, in which case there could be an unrealized loss at the time of delivery. Purchasing investments on a when-issued or delayed delivery basis may be considered a form of leverage which may increase the impact that gains (losses) may have on the Fund.

6.  Indemnifications: The Company enters into contracts that contain a variety of indemnifications. The Company's maximum exposure under these arrangements is unknown. However, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

7.  Security Transactions, Income and Expenses: Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on the sale of investment securities are determined on the specific identified cost method. Dividend income and other distributions are recorded on the ex-dividend date (except for certain foreign dividends which may be recorded as soon as the Fund is informed of such dividends) net of applicable withholding taxes. Interest income is recognized on the accrual basis net of applicable withholding taxes except where collection is in doubt. Discounts are accreted and premiums are amortized over the life of the respective securities. Most expenses of the

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2021

Notes to Consolidated Financial Statements (cont'd)

Company can be directly attributed to a particular Fund. Expenses which cannot be directly attributed are apportioned among the Funds based upon relative net assets or other appropriate methods. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets.

Settlement and registration of foreign securities transactions may be subject to significant risks not normally associated with investments in the United States. In certain markets, ownership of shares is defined according to entries in the issuer's share register. It is possible that a Fund holding these securities could lose its share registration through fraud, negligence or even mere oversight. In addition, shares being delivered for sales and cash being paid for purchases may be delivered before the exchange is complete. This may subject the Fund to further risk of loss in the event of a failure to complete the transaction by the counterparty.

8.  Dividends and Distributions to Shareholders: Dividends and distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed at least annually.

B. Advisory/Sub-Advisory Fees: The Adviser, a wholly-owned subsidiary of Morgan Stanley, provides the Fund with advisory services under the terms of an Investment Advisory Agreement, paid quarterly, at the annual rate based on the daily net assets as follows:

First $500 million	Next $500 million	Over $1 billion
0.75%	0.70%	0.65%

For the year ended December 31, 2021, the advisory fee rate (net of waiver/rebate) was equivalent to an annual effective rate of 0.12% of the Fund's average daily net assets.

The Adviser has agreed to reduce its advisory fee and/or reimburse the Fund so that total annual Fund operating expenses, excluding certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 0.90% for Class I shares and 1.00% for Class II shares. The fee waivers and/or expense reimbursements will continue for at least one year from the date of the Fund's prospectus or until such time as the Directors act to discontinue all or a portion of such waivers and/or reimbursements when they deem such action is appropriate. For the year ended December 31, 2021, approximately $668,000 of advisory fees were waived pursuant to this arrangement.

The Adviser has entered into a Sub-Advisory Agreement with the Sub-Adviser, a wholly-owned subsidiary of Morgan Stan-

ley. The Sub-Adviser provides the Fund with advisory services subject to the overall supervision of the Adviser and the Fund's Officers and Directors. The Adviser pays the Sub-Adviser on a monthly basis a portion of the net advisory fees the Adviser receives from the Fund.

The Adviser provides investment advisory services to the Subsidiary pursuant to the Subsidiary Investment Management Agreement (the "Agreement"). Under the Agreement, the Subsidiary will pay the Adviser at the end of each fiscal quarter, calculated by applying a quarterly rate, based on the annual rate of 0.05%, to the average daily net assets of the Subsidiary.

The Adviser has agreed to waive its advisory fees by the amount of advisory fees it receives from the Subsidiary.

C. Administration Fees: The Adviser also serves as Administrator to the Company and provides administrative services pursuant to an Administration Agreement for an annual fee, accrued daily and paid monthly, of 0.08% of the Fund's average daily net assets.

Under a Sub-Administration Agreement between the Administrator and State Street Bank and Trust Company ("State Street"), State Street provides certain administrative services to the Company. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Fund.

D. Servicing Fees: The Company accrues daily and pays quarterly a servicing fee of up to 0.17% of the average daily value of shares of the Fund held in an insurance company's account. Certain insurance companies have entered into a servicing agreement with the Company to provide administrative and other contract-owner related services on behalf of the Fund.

E. Distribution Fees: Morgan Stanley Distribution, Inc. ("MSDI" or the "Distributor"), a wholly-owned subsidiary of the Adviser and an indirect subsidiary of Morgan Stanley, serves as the Distributor of the Fund and provides the Fund's Class II shareholders with distribution services pursuant to a Distribution Plan (the "Plan") in accordance with Rule 12b-1 under the Act. Under the Plan, the Fund is authorized to pay the Distributor a distribution fee, which is accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class II shares. The Distributor has agreed to waive 0.15% of the 0.25% distribution fee that it may receive. This fee waiver will continue for at least one year from the date of the Fund's prospectus or until such time as the Directors act to discontinue all or a portion of such waiver when they deem such action is appropriate. For the year ended

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2021

Notes to Consolidated Financial Statements (cont'd)

December 31, 2021, this waiver amounted to approximately $25,000.

F. Dividend Disbursing and Transfer Agent: The Company's dividend disbursing and transfer agent is DST Asset Manager Solutions, Inc. ("DST"). Pursuant to a Transfer Agency Agreement, the Company pays DST a fee based on the number of classes, accounts and transactions relating to the Funds of the Company.

G. Custodian Fees: State Street (the "Custodian") also serves as Custodian for the Company in accordance with a Custodian Agreement. The Custodian holds cash, securities and other assets of the Company as required by the Act. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

H. Security Transactions and Transactions with Affiliates: For the year ended December 31, 2021, purchases and sales of investment securities for the Fund, other than long-term U.S. Government securities and short-term investments were approximately $67,761,000 and $71,457,000, respectively. For the year ended December 31, 2021, purchases and sales of long-term U.S. Government securities were approximately $38,164,000 and $38,347,000, respectively.

The Fund invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds — Government Portfolio (the "Liquidity Funds"), an open-end management investment company managed by the Adviser. Advisory fees paid by the Fund are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Fund due to its investment in the Liquidity Funds. For the year ended December 31, 2021, advisory fees paid were reduced by approximately $5,000 relating to the Fund's investment in the Liquidity Funds.

A summary of the Fund's transactions in shares of affiliated investments during the year ended December 31, 2021 is as follows:

Affiliated Investment Company	Value December 31, 2020 (000)	Purchases at Cost (000)	Proceeds from Sales (000)	Dividend Income (000)
Liquidity Funds	$15,117	$91,673	$93,090	$2
Affiliated Investment Company (cont'd)	Realized Gain (Loss) (000)	Change in Unrealized Appreciation (Depreciation) (000)	Value December 31, 2021 (000)
Liquidity Funds	$—	$—	$13,700

During the year ended December 31, 2021, the Fund incurred less than $500 in brokerage commissions with Morgan Stanley & Co. LLC, an affiliate of the Adviser/Administrator, Sub-Adviser and Distributor, for portfolio transactions executed on behalf of the Fund.

The Fund is permitted to purchase and sell securities ("cross-trade") from and to other Morgan Stanley funds as well as other funds and client accounts for which the Adviser or an affiliate of the Adviser serves as investment adviser, pursuant to procedures approved by the Directors in compliance with Rule 17a-7 under the Act (the "Rule"). Each cross-trade is executed at the current market price in compliance with provisions of the Rule. For the year ended December 31, 2021, the Fund did not engage in any cross-trade transactions.

The Fund has an unfunded Deferred Compensation Plan (the "Compensation Plan"), which allows each independent Director to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Directors. Each eligible Director generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley funds that are offered as investment options under the Compensation Plan. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the NAV of the Fund.

I. Federal Income Taxes: It is the Fund's intention to continue to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income. Accordingly, no provision for federal income taxes is required in the consolidated financial statements.

The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

FASB ASC 740-10, "Income Taxes — Overall", sets forth a minimum threshold for consolidated financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the consolidated financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in "Other Expenses" in the Consolidated Statement of

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2021

Notes to Consolidated Financial Statements (cont'd)

Operations. The Fund files tax returns with the U.S. Internal Revenue Service, New York and various states. Generally, each of the tax years in the four-year period ended December 31, 2021 remains subject to examination by taxing authorities.

The tax character of distributions paid may differ from the character of distributions shown for GAAP purposes due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during fiscal years 2021 and 2020 was as follows:

2021 Distributions Paid From:		2020 Distributions Paid From:
Ordinary Income (000)	Long-Term Capital Gain (000)	Ordinary Income (000)	Long-Term Capital Gain (000)
$4,054	$1,510	$4,575	$4,083

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are attributable to differing book and tax treatments for the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

The Fund had no permanent differences causing reclassifications among the components of net assets for the year ended December 31, 2021.

At December 31, 2021, the components of distributable earnings for the Fund on a tax basis were as follows:

Undistributed Ordinary Income (000)	Undistributed Long-Term Capital Gain (000)
$5,291	$9,927

J. Credit Facility: The Company and other Morgan Stanley funds participated in a $300,000,000 committed, unsecured revolving line of credit facility (the "Facility") with State Street. This Facility is to be used for temporary emergency purposes or funding of shareholder redemption requests. The interest rate on borrowings is based on the federal funds rate or 1 month LIBOR rate plus a spread. Effective April 19, 2021, the interest rate on borrowings is based on the federal funds effective rate or overnight bank funding rate plus a spread. The Facility also has a commitment fee of 0.25% per annum based on the unused portion of the Facility. During the year ended December 31, 2021, the Fund did not have any borrowings under the Facility.

K. Other: At December 31, 2021, the Fund had record owners of 10% or greater. Investment activities of these sharehold-

ers could have a material impact on the Fund. The aggregate percentage of such owners was 73.3%.

L. Market Risk: The outbreak of the coronavirus ("COVID-19") and the recovery responses could adversely impact the operations of the Fund and its service providers and financial performance of the Fund and the Fund's investments. The extent of such impact depends on future developments, including (i) the duration and spread of the outbreak, (ii) the restrictions and advisories, (iii) the effects on the financial markets, (iv) government and regulatory responses, and (v) the effects on the economy overall as a result of developments such as disruption to consumer demand, economic output and supply chains. The duration and extent of COVID-19 and associated economic and market conditions and uncertainty over the long term cannot be reasonably estimated at this time. The ultimate impact of COVID-19 and the extent to which the associated conditions impact the Fund will also depend on future developments, which are highly uncertain, difficult to accurately predict and subject to change at any time. If the financial performance of the Fund's investments is impacted because of these factors for an extended period, the Fund's investment results may be adversely affected.

M. LIBOR Discontinuance or Unavailability Risk: LIBOR is intended to represent the rate at which contributing banks may obtain short-term borrowings from each other in the London interbank market. The regulatory authority that oversees financial services firms and financial markets in the U.K. has announced that, after the end of 2021, it would no longer persuade or compel contributing banks to make rate submissions for purposes of determining the LIBOR rate. However, subsequent announcements by the Financial Conduct Authority, the LIBOR administrator and other regulators indicate that it is possible that the most widely used tenors of U.S. Dollar LIBOR may continue to be provided on a representative basis until mid-2023. However, in connection with supervisory guidance from regulators, some regulated entities will cease to enter into most new LIBOR-based contracts after January 1, 2022. As a result, it is possible that commencing in 2022 (or a later date, if a particular reference rate is expected to continue beyond 2021), LIBOR may no longer be available or no longer deemed an appropriate reference rate upon which to determine the interest rate on or impacting certain derivatives and other instruments or investments comprising some or all of the Fund's portfolio. In light of this eventuality, public and private sector industry initiatives are currently underway to establish new or alternative reference rates to be used in place of LIBOR. There is no assurance that the composition or characteristics of any such alternative reference rate will be similar to or produce the same

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2021

Notes to Consolidated Financial Statements (cont'd)

value or economic equivalence as LIBOR or that it will have the same volume or liquidity as did LIBOR prior to its discontinuance or unavailability, which may affect the value or liquidity or return on certain of the Fund's investments and result in costs incurred in connection with closing out positions and entering into new trades.

Neither the effect of the LIBOR transition process nor its ultimate success can yet be known. The transition process might lead to increased volatility and illiquidity in markets for, and reduce the effectiveness of new hedges placed against, instruments whose terms currently include LIBOR. While some existing LIBOR-based instruments may contemplate a scenario where LIBOR is no longer available by providing for an alternative rate-setting methodology, there may be significant uncertainty regarding the effectiveness of any such alternative methodologies to replicate LIBOR. Not all existing LIBOR-based instruments may have alternative rate-setting provisions and there remains uncertainty regarding the willingness and ability of issuers to add alternative rate-setting provisions in certain existing instruments. In addition, a liquid market for newly-issued instruments that use a reference rate other than LIBOR still may be developing. There may also be challenges for the Fund to enter into hedging transactions against such newly-issued instruments until a market for such hedging transactions develops. All of the aforementioned may adversely affect the Fund's performance or net asset value.

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2021

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of
Morgan Stanley Variable Insurance Fund, Inc. —
Global Strategist Portfolio

Opinion on the Financial Statements

We have audited the accompanying consolidated statement of assets and liabilities of Global Strategist Portfolio (the "Fund") (one of the funds constituting Morgan Stanley Variable Insurance Fund, Inc. (the "Company")), including the consolidated portfolio of investments, as of December 31, 2021, and the related consolidated statement of operations for the year then ended, the consolidated statements of changes in net assets for each of the two years in the period then ended, the consolidated financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the consolidated financial position of Global Strategist Portfolio (one of the funds constituting Morgan Stanley Variable Insurance Fund, Inc.) at December 31, 2021, the consolidated results of its operations for the year then ended, the consolidated changes in its net assets for each of the two years in the period then ended and its consolidated financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on the Fund's consolidated financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Company in accordance with the U.S. federal securities law and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of the Company's internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the consolidated financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements. Our procedures included confirmation of securities owned as of December 31, 2021 by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Morgan Stanley investment companies since 2000.
Boston, Massachusetts
February 18, 2022

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2021

Liquidity Risk Management Program (unaudited)

In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the "Liquidity Rule"), the Fund has adopted and implemented a liquidity risk management program (the "Program"), which is reasonably designed to assess and manage the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of remaining investors' interests in the Fund (i.e., liquidity risk). The Fund's Board of Directors (the "Board") previously approved the designation of the Liquidity Risk Subcommittee (the "LRS") as Program administrator. The LRS is comprised of representatives from various divisions within Morgan Stanley Investment Management.

At a meeting held on March 3-4, 2021, the Board reviewed a written report prepared by the LRS that addressed the Program's operation and assessed its adequacy, and effectiveness of implementation for the period from January 1, 2020, through December 31, 2020, as required under the Liquidity Rule, and discussed the impact of the COVID-19 pandemic on liquidity and the LRS's assessment of liquidity risk during the reporting period, including during the distressed market environment caused by the onset of the COVID-19 pandemic. The report concluded that the Program operated effectively and was adequately and effectively implemented in all material aspects, and that the relevant controls and safeguards were appropriately designed to enable the LRS to administer the Program in compliance with the Liquidity Rule.

In accordance with the Program, the LRS assessed each Fund's liquidity risk no less frequently than annually taking into consideration certain factors, as applicable, such as (i) investment strategy and liquidity of portfolio investments, (ii) short-term and long-term cash flow projections and (iii) holdings of cash and cash equivalents and borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions.

Each Fund portfolio investment is classified into one of four liquidity categories, which classification is assessed at least monthly by the LRS. The classification is based on a determination of the number of days it is reasonably expected to take to convert the investment into cash, or sell or dispose of the investment, in current market conditions without significantly changing the market value of the investment. Liquidity classification determinations take into account various market, trading and investment-specific considerations, as well as market depth, and in some cases utilize third-party vendor data.

The Liquidity Rule limits a fund's investments in illiquid investments to 15% of its net assets and requires funds that do not primarily hold assets that are highly liquid investments to determine and maintain a minimum percentage of the fund's net assets to be invested in highly liquid investments (highly liquid investment minimum or "HLIM"). The LRS believes that the Program includes provisions reasonably designed to review, monitor and comply with the 15% limit on illiquid investments and for determining, periodically reviewing and complying with the HLIM requirement, as applicable.

There can be no assurance that the Program will achieve its objectives under all circumstances in the future. Please refer to the Fund's prospectus for more information regarding the Fund's exposure to liquidity risk and other risks to which it may be subject.

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2021

Federal Tax Notice (unaudited)

For federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during its taxable year ended December 31, 2021. For corporate shareholders 18.34% of the dividends qualified for the dividends received deduction.

The Fund designated and paid approximately $1,510,000 as a long-term capital gain distribution.

In January, the Fund provides tax information to shareholders for the preceding calendar year.

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2021

Director and Officer Information (unaudited)

Independent Directors:

Name, Address and Birth Year of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director During Past 5 Years***
Frank L. Bowman c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1944	Director	Since August 2006

President, Strategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Morgan Stanley Funds (since August 2006); Chairperson of the Compliance and Insurance Committee (since October 2015); formerly, Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee (2007-2015); served as President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) (February 2005-November 2008); retired as Admiral, U.S. Navy after serving over 38 years on active duty including 8 years as Director of the Naval Nuclear Propulsion Program in the Department of the Navy and the U.S. Department of Energy (1996-2004); served as Chief of Naval Personnel (July 1994-September 1996) and on the Joint Staff as Director of Political Military Affairs (June 1992-July 1994); knighted as Honorary Knight Commander of the Most Excellent Order of the British Empire; awarded the Officier de l'Orde National du Mèrite by the French Government; elected to the National Academy of Engineering (2009).

				77

Director of Naval and Nuclear Technologies LLP; Director Emeritus of the Armed Services YMCA; Member of the National Security Advisory Council of the Center for U.S. Global Engagement and a member of the CNA Military Advisory Board; Chairman of Fairhaven United Methodist Church; Member of the Board of Advisors of the Dolphin Scholarship Foundation; Director of other various nonprofit organizations; formerly, Director of BP, plc (November 2010-May 2019).

Kathleen A. Dennis c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1953	Director	Since August 2006	Chairperson of the Governance Committee (since January 2021), Chairperson of the Liquidity and Alternatives Sub-Committee of the Investment Committee (2006-2020) and Director or Trustee of various Morgan Stanley Funds (since August 2006); President, Cedarwood Associates (mutual fund and investment management consulting) (since July 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	77	Board Member, University of Albany Foundation (2012-present); Board Member, Mutual Funds Directors Forum (2014-present); Director of various non-profit organizations.
Nancy C. Everett c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1955	Director	Since January 2015	Chairperson of the Equity Investment Committee (since January 2021); Director or Trustee of various Morgan Stanley Funds (since January 2015); Chief Executive Officer, Virginia Commonwealth University Investment Company (since November 2015); Owner, OBIR, LLC (institutional investment management consulting) (since June 2014); formerly, Managing Director, BlackRock, Inc. (February 2011-December 2013) and Chief Executive Officer, General Motors Asset Management (a/k/a Promark Global Advisors, Inc.) (June 2005-May 2010).	78

Formerly, Member of Virginia Commonwealth University School of Business Foundation (2005-2016); Member of Virginia Commonwealth University Board of Visitors (2013-2015); Member of Committee on Directors for Emerging Markets Growth Fund, Inc. (2007-2010); Chairperson of Performance Equity Management, LLC (2006-2010); and Chairperson, GMAM Absolute Return Strategies Fund, LLC (2006-2010).

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2021

Director and Officer Information (unaudited) (cont'd)

Independent Directors (cont'd):

Name, Address and Birth Year of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director During Past 5 Years***
Jakki L. Haussler c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1957	Director	Since January 2015	Director or Trustee of various Morgan Stanley Funds (since January 2015); Chairman, Opus Capital Group (since 1996); formerly, Chief Executive Officer, Opus Capital Group (1996-2019); Director, Capvest Venture Fund, LP (May 2000-December 2011); Partner, Adena Ventures, LP (July 1999-December 2010); Director, The Victory Funds (February 2005-July 2008).	78

Director, Barnes Group Inc. (since July 2021); Director of Cincinnati Bell Inc. and Member, Audit Committee and Chairman, Governance and Nominating Committee; Director of Service Corporation International and Member, Audit Committee and Investment Committee; Director of Northern Kentucky University Foundation and Member, Investment Committee; Member of Chase College of Law Transactional Law Practice Center Board of Advisors; Director of Best Transport; Director of Chase College of Law Board of Visitors; formerly, Member, University of Cincinnati Foundation Investment Committee; Member, Miami University Board of Visitors (2008-2011); Trustee of Victory Funds (2005-2008) and Chairman, Investment Committee (2007-2008) and Member, Service Provider Committee (2005-2008).

Dr. Manuel H. Johnson c/o Johnson Smick International, Inc. 220 I Street, NE Suite 200 Washington, D.C. 20002 Birth Year: 1949	Director	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Fixed Income, Liquidity and Alternatives Investment Committee (since January 2021), Chairperson of the Investment Committee (2006-2020) and Director or Trustee of various Morgan Stanley Funds (since July 1991); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly, Chairperson of the Audit Committee (July 1991-September 2006); Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	77	Director of NVR, Inc. (home construction).
Joseph J. Kearns c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1942	Director	Since August 1994	Senior Adviser, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 1994); formerly, Deputy Chairperson of the Audit Committee (July 2003-September 2006) and Chairperson of the Audit Committee of various Morgan Stanley Funds (since August 1994); CFO of the J. Paul Getty Trust (1982-1999).	78	Director, Rubicon Investments (since February 2019); Prior to August 2016, Director of Electro Rent Corporation (equipment leasing); Prior to December 31, 2013, Director of The Ford Family Foundation.
Michael F. Klein c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1958	Director	Since August 2006

Chairperson of the Risk Committee (since January 2021); Managing Director, Aetos Alternatives Management, LP (since March 2000); Co-President, Aetos Alternatives Management, LP (since January 2004) and Co-Chief Executive Officer of Aetos Alternatives Management, LP (since August 2013); Chairperson of the Fixed Income Sub-Committee of the Investment Committee (2006-2020) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management and President, various Morgan Stanley Funds (June 1998-March 2000); Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).

				77	Director of certain investment funds managed or sponsored by Aetos Alternatives Management, LP; Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2021

Director and Officer Information (unaudited) (cont'd)

Independent Directors (cont'd):

Name, Address and Birth Year of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director During Past 5 Years***
Patricia A. Maleski c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1960	Director	Since January 2017	Director or Trustee of various Morgan Stanley Funds (since January 2017); Managing Director, JPMorgan Asset Management (2004-2016); Oversight and Control Head of Fiduciary and Conflicts of Interest Program (2015-2016); Chief Control Officer — Global Asset Management (2013-2015); President, JPMorgan Funds (2010-2013); Chief Administrative Officer (2004-2013); various other positions including Treasurer and Board Liaison (since 2001).	78	Trustee, Nutley Family Service Bureau, Inc. (since January 2022).
W. Allen Reed c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1947	Chair of the Board and Director	Chair of the Board since August 2020 and Director since August 2006	Chair of the Boards of various Morgan Stanley Funds (since August 2020); Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Vice Chair of the Boards of various Morgan Stanley Funds (January 2020-August 2020); President and Chief Executive Officer of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994-December 2005).	77	Formerly, Director of Legg Mason, Inc. (2006-2019); and Director of the Auburn University Foundation (2010-2015).
Frances L. Cashman c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1961	Advisory Board Member	Advisory Board Member Since January 2022	Chief Executive Officer, Asset Management Division, Euromoney Institutional Investor PLC (financial information) (May 2021-Present); Executive Vice President and various other roles, Legg Mason & Co. (asset management) (2010-2020); Managing Director, Stifel Nicolaus (2005-2010).	78

Trustee and Investment Committee Member, Georgia Tech Foundation (Since June 2019); Trustee and Chair of Marketing Committee, Loyola Blakefield (Since September 2017); Trustee, MMI Gateway Foundation (since September 2017); Director and Investment Committee Member, Catholic Community Foundation Board (2012-2018); Director and Investment Committee Member, St. Ignatius Loyola Academy (2011-2017).

Eddie A. Grier c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1955	Advisory Board Member	Advisory Board Member Since January 2022	Dean, Santa Clara University Leavey School of Business (since April 2021); Dean, Virginia Commonwealth University School of Business (2010-2021); President and various other roles, Walt Disney Company (entertainment and media) (1981-2010).	78

Director, Witt/Keiffer, Inc. (executive search) (since 2016); Director, NuStar GP, LLC (energy) (since August 2021); Director, Sonida Senior Living, Inc. (residential community operator) (2016-2021); Director, NVR, Inc. (homebuilding) (2013-2020); Director, Middleburg Trust Company (wealth management) (2014-2019); Director, Colonial Williamsburg Company (since 2012); Regent, University of Massachusetts Global (since 2021); Director and Chair, ChildFund International (2012-2021); Trustee, Brandman University (2010-2021); Director, Richmond Forum (2012-2019).

*  This is the earliest date the Director began serving the Morgan Stanley Funds. Each Director serves an indefinite term, until his or her successor is elected.

**  The Fund Complex includes (as of December 31, 2021) all open-end and closed-end funds (including all of their portfolios) advised by Morgan Stanley Investment Management Inc. (the "Adviser") and any funds that have an adviser that is an affiliated person of the Adviser (including, but not limited to, Morgan Stanley AIP GP LP).

***  This includes any directorships at public companies and registered investment companies held by the Director at any time during the past five years.

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2021

Director and Officer Information (unaudited) (cont'd)

Executive Officers:

Name, Address and Birth Year of Executive Officer	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years
John H. Gernon 522 Fifth Avenue New York, NY 10036 Birth Year: 1963	President and Principal Executive Officer	Since September 2013

President and Principal Executive Officer of the Equity and Fixed Income Funds and the Morgan Stanley AIP Funds (since September 2013) and the Liquidity Funds and various money market funds (since May 2014) in the Fund Complex; Managing Director of the Adviser.

Deidre A. Downes 1633 Broadway New York, NY 10019 Birth Year: 1977	Chief Compliance Officer	Since November 2021

Executive Director of the Adviser (since January 2021) and Chief Compliance Officer of various Morgan Stanley Funds (since November 2021). Formerly, Vice President and Corporate Counsel at PGIM and Prudential Financial (October 2016-December 2020).

Francis J. Smith 522 Fifth Avenue New York, NY 10036 Birth Year: 1965	Treasurer and Principal Financial Officer	Treasurer since July 2003 and Principal Financial Officer since September 2002	Managing Director of the Adviser and various entities affiliated with the Adviser; Treasurer (since July 2003) and Principal Financial Officer of various Morgan Stanley Funds (since September 2002).
Mary E. Mullin 1633 Broadway New York, NY 10019 Birth Year: 1967	Secretary	Since June 1999	Managing Director of the Adviser; Secretary of various Morgan Stanley Funds (since June 1999).
Michael J. Key 522 Fifth Avenue New York, NY 10036 Birth Year: 1979	Vice President	Since June 2017

Vice President of the Equity and Fixed Income Funds, Liquidity Funds, various money market funds and the Morgan Stanley AIP Funds in the Fund Complex (since June 2017); Executive Director of the Adviser; Head of Product Development for Equity and Fixed Income Funds (since August 2013).

*  This is the earliest date the officer began serving the Morgan Stanley Funds. Each officer serves an indefinite term, until his or her successor is elected.

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2021

Adviser and Administrator

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

Sub-Adviser

Morgan Stanley Investment Management Limited
25 Cabot Square, Canary Wharf
London, E14 4QA, England

Distributor

Morgan Stanley Distribution, Inc.
522 Fifth Avenue
New York, New York 10036

Dividend Disbursing and Transfer Agent

DST Asset Manager Solutions, Inc.
2000 Crown Colony Drive
Quincy, Massachusetts 02169

Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Counsel to the Independent Directors

Perkins Coie LLP
1155 Avenue of the Americas,
22nd Floor
New York, New York 10036

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

Reporting to Shareholders

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its Semi-Annual and the Annual Reports within 60 days of the end of the fund's second and fourth fiscal quarters. The Semi-Annual and Annual Reports are filed electronically with the Securities and Exchange Commission ("SEC") on Form N-CSRS and Form N-CSR, respectively. Morgan Stanley also delivers the Semi-Annual and Annual Reports to fund shareholders and makes these reports available on its public website, www.morganstanley.com/im/shareholderreports. Each Morgan Stanley non-money market fund also files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters as an attachment to Form N-PORT. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, but makes the complete schedule of portfolio holdings for the fund's first and third fiscal quarters available on its public website. The holdings for each money market fund are also posted to the Morgan Stanley public website. You may obtain the Form N-PORT filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's website, www.sec.gov. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's email address (publicinfo@sec.gov).

Proxy Voting Policies and Procedures and Proxy Voting Record

You may obtain a copy of the Company's Proxy Voting Policy and Procedures and information regarding how the Company voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, without charge, upon request, by calling toll free 1 (800) 548-7786 or by visiting our website at www.morganstanley.com/im/shareholderreports. This information is also available on the SEC's website at www.sec.gov.

This report is submitted for the general information of the shareholders of the Fund. For more detailed information about the Fund, its fees and expenses and other pertinent information, please read its Prospectus. The Company's Statement of Additional Information contains additional information about the Fund, including its Directors. It is available, without charge, by calling 1 (800) 548-7786.

Householding Notice

To reduce printing and mailing costs, the Fund attempts to eliminate duplicate mailings to the same address. The Fund delivers a single copy of certain shareholder documents, including shareholder reports, prospectuses and proxy materials, to investors with the same last name who reside at the same address. Your participation in this program will continue for an unlimited period of time unless you instruct us otherwise. You can request multiple copies of these documents by calling (800) 548-7786, 8:00 a.m. to 6:00 p.m., ET. Once our Customer Service Center has received your instructions, we will begin sending individual copies for each account within 30 days.

This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective Prospectus. Read the Prospectus carefully before investing.

UIFIMANN
3997790 EXP 02.28.23

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2021

Growth Portfolio

The Fund is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies offered by the separate accounts of certain life insurance companies.

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2021

Consolidated Expense Example	2
Investment Overview	3
Consolidated Portfolio of Investments	5
Consolidated Statement of Assets and Liabilities	8
Consolidated Statement of Operations	9
Consolidated Statements of Changes in Net Assets	10
Consolidated Financial Highlights	11
Notes to Consolidated Financial Statements	13
Report of Independent Registered Public Accounting Firm	25
Liquidity Risk Management Program	26
Federal Tax Notice	27
Director and Officer Information	28

1

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2021

Consolidated Expense Example (unaudited)

Growth Portfolio

As a shareholder of the Growth Portfolio (the "Fund"), you incur two types of costs: (1) insurance company charges; and (2) ongoing costs, which may include advisory fees, administration fees, distribution (12b-1) fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2021 and held for the entire six-month period.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any insurance company charges. Therefore, the table below is useful in comparing ongoing costs, but will not help you determine the relative total cost of owning different funds. In addition, if these insurance company charges were included, your costs would have been higher.

	Beginning Account Value 7/1/21	Actual Ending Account Value 12/31/21	Hypothetical Ending Account Value	Actual Expenses Paid During Period*	Hypothetical Expenses Paid During Period*	Net Expense Ratio During Period**
Growth Portfolio Class I	$1,000.00	$889.60	$1,022.33	$2.71	$2.91	0.57%
Growth Portfolio Class II	1,000.00	888.40	1,021.07	3.90	4.18	0.82

*  Expenses are calculated using each Fund Class' annualized net expense ratio (as disclosed), multiplied by the average account value over the period and multiplied by 184/365 (to reflect the most recent one-half year period).

**  Annualized.

2

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2021

Investment Overview (unaudited)

Growth Portfolio

The Fund seeks long-term capital appreciation by investing primarily in growth-oriented equity securities of large capitalization companies.

On May 21, 2021, the Fund suspended offering Class I and Class II shares to new investors.

Performance

For the fiscal year ended December 31, 2021, the Fund's Class I shares had a total return based on net asset value and reinvestment of distributions per share of 0.10%, net of fees, and –0.15%, net of fees, for Class II shares. The Fund's Class I and Class II shares underperformed the Fund's benchmark, the Russell 1000® Growth Index (the "Index"), which returned 27.60%.

Factors Affecting Performance

•  U.S. equity markets saw increased short-term volatility in 2021 but ultimately overcame concerns about new COVID-19 variants, inflation, and fiscal and monetary policy uncertainties to end the year higher. The economic recovery progressed due to easing restrictions and increasing vaccinations, along with support from the federal government's pandemic relief and accommodative monetary policy. Inflation persisted longer than expected, in part due to pandemic-related supply-side disruptions and labor shortages, leading the U.S. Federal Reserve and other central banks around the world to begin withdrawing monetary stimulus measures. The clarity on monetary policy and early evidence that the highly contagious omicron variant could be less deadly led markets to rally at year-end.

•  Large-cap growth equities, as measured by the Index, advanced over the period. All sectors in the Index had positive performance, led by energy. Utilities had the smallest gain and was the largest relative underperformer in the Index.

•  Counterpoint Global seeks high quality companies, which we define primarily as those with sustainable competitive advantages. We manage concentrated portfolios that are highly differentiated from the benchmark, with securities weighted on our assessment of the quality of the company and our conviction. The value added or detracted in any period of time will result from stock selection, given our philosophy and process. For the year, the Fund underperformed the Index.

•  The long-term investment horizon and conviction-weighted investment approach embraced by the team since 1998 can result in periods of performance deviation from the benchmark and peers. The Fund underperformed the Index in this reporting period due to adverse stock selection.

•  Greater market volatility and a widespread sell-off in high growth and high multiple equities was a significant headwind to portfolio performance through much of 2021. We believe the sell-off was driven by a broad rotation out of such names and not due to company-specific fundamentals, which, across most of the portfolio, remained largely robust.

•  Mixed stock selection in the information technology sector was the largest detractor from relative performance. A proprietary cloud-based communications platform that connects users through frictionless video, voice, chat and content sharing was the top detractor in the sector and across the portfolio. The company recently reported overall healthy fundamentals, with robust customer growth, solid renewal trends, continued expansion of its customer footprint internationally and greater user adoption of its cloud-calling solution. However, the company experienced elevated customer churn with smaller customers, some of which have been returning to live interactions, and this weighed on investor sentiment. Within the sector, the underperformance of this and other holdings was partly offset by strength in a global cloud platform that provides security, performance and reliability services to the applications of its customers, which was the top contributor in the sector and across whole portfolio in the period.

•  Stock selection in communication services was disadvantageous to relative performance. An audio streaming platform was the largest detractor in the sector and fourth greatest detractor across the portfolio, due to mixed reported results. The company recently reported strong advertising revenue growth and solid engagement trends with its expanding library of podcast content; however, this was offset by weaker-than-expected user growth resulting from the ongoing impact of COVID-19 in some markets as well as a user registration issue, which has since been resolved.

•  Stock selection in consumer discretionary, real estate, health care and industrials modestly weighed on relative performance.

3

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2021

Investment Overview (unaudited) (cont'd)

Growth Portfolio

•  Conversely, energy was the top contributor to relative performance, due to favorable stock selection and an average sector underweight. The Fund held only one energy company during the period, which was sold prior to the end of the reporting period. Its shares advanced on improving fundamentals, supported by a recovery in oil prices.

•  An average sector underweight in consumer staples was modestly beneficial to relative performance. The Fund's sole holding in consumer staples was sold prior to the end of the reporting period.

Management Strategies

•  As a team, we believe having a market outlook can be an anchor. Our focus is on assessing company prospects over a five-year horizon, and owning a portfolio of unique companies whose market value we believe can increase significantly for underlying fundamental reasons.

In accordance with SEC regulations, the Fund's performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class II shares will vary from the performance of Class I shares based upon its different inception date and will be negatively impacted by additional fees assessed to that class.

Performance Compared to the Russell 1000® Growth Index(1)

	Period Ended December 31, 2021
	Total Returns(2)
		Average Annual
	One Year	Five Years	Ten Years	Since Inception(5)
Fund – Class I(3)	0.10%	34.57%	24.26%	12.92%
Russell 1000® Growth Index	27.60	25.32	19.79	10.38
Fund – Class II(4)	–0.15	34.25	23.95	15.85
Russell 1000® Growth Index	27.60	25.32	19.79	13.20

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please contact the issuing insurance company or speak with your financial advisor. Investment return and principal value will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance shown does not reflect fees and expenses imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would be lower.

(1)  The Russell 1000® Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000® Index is an index of approximately 1,000 of the largest U.S. companies based on a combination of market capitalization and current index membership. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)  Total returns for the Fund reflect fees waived and expenses reimbursed, if applicable, by the Adviser (as defined herein). Without such waivers and reimbursements, total returns would have been lower.

(3)  Commenced operations on January 2, 1997.

(4)  Commenced offering on May 5, 2003.

(5)  For comparative purposes, average annual since inception returns listed for the Index refers to the inception date or initial offering of the respective share class of the Fund, not the inception of the Index.

4

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2021

Consolidated Portfolio of Investments

Growth Portfolio

	Shares	Value (000)
Common Stocks (94.9%)
Automobiles (0.6%)
Rivian Automotive, Inc., Class A (a)	61,252	$6,351
Biotechnology (0.8%)
Alnylam Pharmaceuticals, Inc. (a)	12,850	2,179
Ginkgo Bioworks Holdings, Inc. (a)(b)	262,683	2,183
Moderna, Inc. (a)	13,766	3,496
		7,858
Capital Markets (1.0%)
Coinbase Global, Inc., Class A (a)	38,431	9,699
Entertainment (8.4%)
ROBLOX Corp., Class A (a)	530,887	54,766
Sea Ltd. ADR (Singapore) (a)	68,377	15,297
Spotify Technology SA (a)	62,294	14,579
		84,642
Health Care Equipment & Supplies (0.5%)
DexCom, Inc. (a)	8,912	4,785
Health Care Providers & Services (2.2%)
Agilon health, Inc. (a)	450,013	12,150
Guardant Health, Inc. (a)	97,108	9,713
		21,863
Health Care Technology (3.4%)
Doximity, Inc., Class A (a)	89,272	4,475
GoodRx Holdings, Inc., Class A (a)	143,036	4,674
Veeva Systems, Inc., Class A (a)	99,466	25,412
		34,561
Hotels, Restaurants & Leisure (2.4%)
Airbnb, Inc., Class A (a)	145,290	24,190
Information Technology Services (31.9%)
Adyen N.V. (Netherlands) (a)	6,884	18,116
Cloudflare, Inc., Class A (a)	478,668	62,945
Fastly, Inc., Class A (a)	109,254	3,873
MongoDB, Inc. (a)	32,477	17,192
Okta, Inc. (a)	48,020	10,765
Shopify, Inc., Class A (Canada) (a)	48,493	66,794
Snowflake, Inc., Class A (a)	214,998	72,830
Square, Inc., Class A (a)	244,139	39,431
Twilio, Inc., Class A (a)	108,746	28,637
		320,583
Interactive Media & Services (9.0%)
Pinterest, Inc., Class A (a)	414,641	15,072
Snap, Inc., Class A (a)	798,413	37,549
Twitter, Inc. (a)	875,417	37,836
		90,457
	Shares	Value (000)
Internet & Direct Marketing Retail (9.6%)
Chewy, Inc., Class A (a)	101,700	$5,997
DoorDash, Inc., Class A (a)	310,757	46,272
Grab Holdings Ltd., Class A (a)	1,019,328	7,268
MercadoLibre, Inc. (a)	12,601	16,991
Wayfair, Inc., Class A (a)	105,106	19,967
		96,495
Life Sciences Tools & Services (1.0%)
10X Genomics, Inc., Class A (a)	71,484	10,648
Pharmaceuticals (3.0%)
Royalty Pharma PLC, Class A	749,869	29,882
Real Estate Management & Development (1.6%)
Zillow Group, Inc., Class C (a)	255,259	16,298
Software (17.3%)
Aurora Innovation, Inc. (a)(c)	371,870	3,957
Bill.Com Holdings, Inc. (a)	107,806	26,860
Datadog, Inc., Class A (a)	226,197	40,288
Trade Desk, Inc. (The), Class A (a)	400,943	36,743
Unity Software, Inc. (a)	269,942	38,599
Zoom Video Communications, Inc., Class A (a)	149,618	27,516
		173,963
Specialty Retail (2.2%)
Carvana Co. (a)	93,832	21,749
Total Common Stocks (Cost $705,825)		954,024
Preferred Stocks (0.9%)
Electronic Equipment, Instruments & Components (0.0%)
Magic Leap Series C (a)(c)(d) (acquisition cost — $1,526; acquired 12/22/15)	66,235	—
Software (0.9%)
Databricks, Inc. (a)(c)(d) (acquisition cost — $8,310; acquired 8/31/21)	37,696	8,505
Lookout, Inc. Series F (a)(c)(d) (acquisition cost — $1,618; acquired 6/17/14)	141,612	670
		9,175
Total Preferred Stocks (Cost $11,454)		9,175
Investment Company (0.9%)
Grayscale Bitcoin Trust (a) (Cost $11,528)	261,759	8,965
Short-Term Investments (3.5%)
Securities held as Collateral on Loaned Securities (0.3%)
Investment Company (0.2%)
Morgan Stanley Institutional Liquidity Funds — Treasury Securities Portfolio — Institutional Class (See Note H)	2,039,382	2,039

The accompanying notes are an integral part of the consolidated financial statements.
5

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2021

Consolidated Portfolio of Investments (cont'd)

Growth Portfolio

	Face Amount (000)	Value (000)
Repurchase Agreements (0.1%)
HSBC Securities USA, Inc., (0.05%, dated 12/31/21, due 1/3/22; proceeds $21; fully collateralized by U.S. Government obligations; 0.00% due 5/15/25 – 11/15/28; valued at $21)	$21	$21
Merrill Lynch & Co., Inc., (0.05%, dated 12/31/21, due 1/3/22; proceeds $367; fully collateralized by U.S. Government obligations; 0.13% – 2.88% due 7/31/23 – 7/31/25; valued at $374)	367	367
		388
Total Securities held as Collateral on Loaned Securities (Cost $2,427)		2,427
	Shares
Investment Company (3.2%)
Morgan Stanley Institutional Liquidity Funds — Treasury Securities Portfolio — Institutional Class (See Note H) (Cost $31,856)	31,855,814	31,856
Total Short-Term Investments (Cost $34,283)		34,283
Total Investments Excluding Purchased Options (100.2%) (Cost $763,090)		1,006,447
Total Purchased Options Outstanding (0.1%) (Cost $5,747)		1,335
Total Investments (100.3%) (Cost $768,837) Including $2,183 of Securities Loaned (e)(f)		1,007,782
Liabilities in Excess of Other Assets (–0.3%)		(2,702)
Net Assets (100.0%)		$1,005,080

(a)  Non-income producing security.

(b)  All or a portion of this security was on loan at December 31, 2021.

(c)  Security cannot be offered for public resale without first being registered under the Securities Act of 1933 and related rules ("restricted security"). Acquisition date represents the day on which an enforceable right to acquire such security is obtained and is presented along with related cost in the security description. The Fund has registration rights for certain restricted securities. Any costs related to such registration are borne by the issuer. The aggregate value of restricted securities (excluding 144A holdings) at December 31, 2021 amounts to approximately $13,132,000 and represents 1.3% of net assets.

(d)  At December 31, 2021, the Fund held fair valued securities valued at approximately $9,175,000, representing 0.9% of net assets. These securities have been fair valued as determined in good faith under procedures established by and under the general supervision of the Company's (as defined herein) Directors.

(e)  Securities are available for collateral in connection with purchased options.

(f)  At December 31, 2021, the aggregate cost for federal income tax purposes is approximately $773,429,000. The aggregate gross unrealized appreciation is approximately $324,858,000 and the aggregate gross unrealized depreciation is approximately $90,503,000, resulting in net unrealized appreciation of approximately $234,355,000.

ADR  American Depositary Receipt.

Call Options Purchased:

The Fund had the following call options purchased open at December 31, 2021:

Counterparty	Description	Strike Price		Expiration Date	Number of Contracts	Notional Amount (000)	Value (000)		Premiums Paid (000)	Unrealized Depreciation (000)
BNP Paribas	USD/CNH	CNH	7.45	Jan-22	212,955,750	$212,956	$—	@	$1,137	$(1,137)
Goldman Sachs International	USD/CNH	CNH	7.27	Nov-22	255,980,426	255,980	773		1,229	(456)
Goldman Sachs International	USD/CNH	CNH	7.57	Mar-22	207,385,996	207,386	10		1,030	(1,020)
JP Morgan Chase Bank NA	USD/CNH	CNH	7.28	Jul-22	250,959,503	250,960	313		1,169	(856)
JP Morgan Chase Bank NA	USD/CNH	CNH	7.31	Aug-22	117,162,448	117,162	158		796	(638)
JP Morgan Chase Bank NA	USD/CNH	CNH	7.38	Jul-22	72,806,938	72,807	81		386	(305)
							$1,335		$5,747	$(4,412)

@  Value is less than $500.

CNH  — Chinese Yuan Renminbi Offshore

USD  — United States Dollar
The accompanying notes are an integral part of the consolidated financial statements.
6

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2021

Consolidated Portfolio of Investments (cont'd)

Growth Portfolio

Portfolio Composition*

Classification	Percentage of Total Investments
Information Technology Services	31.9%
Other**	22.8
Software	18.3
Internet & Direct Marketing Retail	9.6
Interactive Media & Services	9.0
Entertainment	8.4
Total Investments	100.0%

*  Percentages indicated are based upon total investments (excluding Securities held as Collateral on Loaned Securities) as of December 31, 2021.

**  Industries and/or investment types representing less than 5% of total investments.

The accompanying notes are an integral part of the consolidated financial statements.
7

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2021

Growth Portfolio

Consolidated Statement of Assets and Liabilities	December 31, 2021 (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Value(1) (Cost $734,942)	$973,887
Investment in Security of Affiliated Issuer, at Value (Cost $33,895)	33,895
Total Investments in Securities, at Value (Cost $768,837)	1,007,782
Foreign Currency, at Value (Cost $1)	1
Cash from Securities Lending	3
Receivable for Investments Sold	2,877
Receivable for Fund Shares Sold	1,088
Receivable from Securities Lending Income	15
Receivable from Affiliate	—	@
Other Assets	41
Total Assets	1,011,807
Liabilities:
Collateral on Securities Loaned, at Value	2,430
Due to Broker	1,550
Payable for Advisory Fees	894
Payable for Fund Shares Redeemed	877
Payable for Servicing Fees	484
Payable for Investments Purchased	183
Payable for Distribution Fees — Class II Shares	78
Payable for Administration Fees	70
Payable for Professional Fees	53
Payable for Custodian Fees	32
Payable for Directors' Fees and Expenses	10
Payable for Organization Costs for Subsidiary	6
Payable for Transfer Agency Fees	3
Other Liabilities	57
Total Liabilities	6,727
NET ASSETS	$1,005,080
Net Assets Consist of:
Paid-in-Capital	$489,242
Total Distributable Earnings	515,838
Net Assets	$1,005,080
CLASS I:
Net Assets	$645,473
Net Asset Value, Offering and Redemption Price Per Share Applicable to 12,015,304 Outstanding $0.001 Par Value Shares (Authorized 500,000,000 Shares)	$53.72
CLASS II:
Net Assets	$359,607
Net Asset Value, Offering and Redemption Price Per Share Applicable to 7,426,451 Outstanding $0.001 Par Value Shares (Authorized 500,000,000 Shares)	$48.42
(1) Including:
Securities on Loan, at Value:	$2,183

@  Amount is less than $500.

The accompanying notes are an integral part of the consolidated financial statements.
8

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2021

Growth Portfolio

Consolidated Statement of Operations	Year Ended December 31, 2021 (000)
Investment Income:
Dividends from Securities of Unaffiliated Issuers	$514
Income from Securities Loaned — Net	18
Dividends from Security of Affiliated Issuer (Note H)	4
Total Investment Income	536
Expenses:
Advisory Fees (Note B)	5,618
Servicing Fees (Note D)	1,551
Distribution Fees — Class II Shares (Note E)	980
Administration Fees (Note C)	910
Professional Fees	162
Custodian Fees (Note G)	47
Shareholder Reporting Fees	35
Directors' Fees and Expenses	16
Transfer Agency Fees (Note F)	14
Organization Costs for Subsidiary	8
Pricing Fees	4
Other Expenses	35
Total Expenses	9,380
Waiver of Advisory Fees (Note B)	(1,917)
Rebate from Morgan Stanley Affiliate (Note H)	(15)
Net Expenses	7,448
Net Investment Loss	(6,912)
Realized Gain (Loss):
Investments Sold	291,431
Foreign Currency Translation	(1)
Net Realized Gain	291,430
Change in Unrealized Appreciation (Depreciation):
Investments	(275,645)
Foreign Currency Translation	— @
Net Change in Unrealized Appreciation (Depreciation)	(275,645)
Net Realized Gain and Change in Unrealized Appreciation (Depreciation)	15,785
Net Increase in Net Assets Resulting from Operations	$8,873

@  Amount is less than $500.

The accompanying notes are an integral part of the consolidated financial statements.
9

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2021

Growth Portfolio

Consolidated Statements of Changes in Net Assets	Year Ended December 31, 2021 (000)	Year Ended December 31, 2020* (000)
Increase (Decrease) in Net Assets:
Operations:
Net Investment Loss	$(6,912)	$(5,363)
Net Realized Gain	291,430	289,160
Net Change in Unrealized Appreciation (Depreciation)	(275,645)	368,104
Net Increase in Net Assets Resulting from Operations	8,873	651,901
Dividends and Distributions to Shareholders:
Class I	(182,572)	(56,486)
Class II	(102,441)	(33,542)
Total Dividends and Distributions to Shareholders	(285,013)	(90,028)
Capital Share Transactions:(1)
Class I:
Subscribed	36,428	19,685
Distributions Reinvested	182,572	56,486
Redeemed	(134,771)	(89,600)
Class II:
Subscribed	119,731	78,680
Distributions Reinvested	102,441	33,542
Redeemed	(150,916)	(135,411)
Net Increase (Decrease) in Net Assets Resulting from Capital Share Transactions	155,485	(36,618)
Total Increase (Decrease) in Net Assets	(120,655)	525,255
Net Assets:
Beginning of Period	1,125,735	600,480
End of Period	$1,005,080	$1,125,735
(1) Capital Share Transactions:
Class I:
Shares Subscribed	535	388
Shares Issued on Distributions Reinvested	3,013	1,087
Shares Redeemed	(2,028)	(1,783)
Net Increase (Decrease) in Class I Shares Outstanding	1,520	(308)
Class II:
Shares Subscribed	2,052	1,646
Shares Issued on Distributions Reinvested	1,873	696
Shares Redeemed	(2,469)	(2,753)
Net Increase (Decrease) in Class II Shares Outstanding	1,456	(411)

*  Not consolidated.

The accompanying notes are an integral part of the consolidated financial statements.
10

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2021

Consolidated Financial Highlights

Growth Portfolio

	Class I
	Year Ended December 31,
Selected Per Share Data and Ratios	2021		2020(1)		2019(1)		2018(1)		2017(1)
Net Asset Value, Beginning of Period	$70.24		$35.80		$28.62		$32.38		$24.65
Income (Loss) from Investment Operations:
Net Investment Loss(2)	(0.35)		(0.28)		(0.14)		(0.14)		(0.13)
Net Realized and Unrealized Gain (Loss)	2.53		40.32		9.23		3.34		10.44
Total from Investment Operations	2.18		40.04		9.09		3.20		10.31
Distributions from and/or in Excess of:
Net Realized Gain	(18.70)		(5.60)		(1.91)		(6.96)		(2.58)
Net Asset Value, End of Period	$53.72		$70.24		$35.80		$28.62		$32.38
Total Return(3)	0.10%		117.31%		31.81%		7.54%		43.15%
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$645,473		$737,155		$386,720		$126,941		$133,745
Ratio of Expenses Before Expense Limitation	0.74%		0.74%		0.78%		N/A		0.81%
Ratio of Expenses After Expense Limitation	0.57	%(4)	0.56	%(4)	0.61	%(4)(5)	0.79	%(4)	0.79	%(4)
Ratio of Net Investment Loss	(0.52	)%(4)	(0.55	)%(4)	(0.41	)%(4)	(0.39	)%(4)	(0.43	)%(4)
Ratio of Rebate from Morgan Stanley Affiliates	0.00	%(6)	0.01%		0.01%		0.00	%(6)	0.01%
Portfolio Turnover Rate	59%		55%		95%		56%		54%

(1)  Not consolidated.

(2)  Per share amount is based on average shares outstanding.

(3)  Calculated based on the net asset value as of the last business day of the period. Performance does not reflect fees and expenses imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total return would be lower.

(4)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Loss reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(5)  Effective April 29, 2019, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 0.57% for Class I shares. Prior to April 29, 2019, the maximum ratio was 0.80% for Class I shares.

(6)  Amount is less than 0.005%.

The accompanying notes are an integral part of the consolidated financial statements.
11

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2021

Consolidated Financial Highlights

Growth Portfolio

	Class II
	Year Ended December 31,
Selected Per Share Data and Ratios	2021		2020(1)		2019(1)		2018(1)		2017(1)
Net Asset Value, Beginning of Period	$65.09		$33.51		$26.95		$30.89		$23.66
Income (Loss) from Investment Operations:
Net Investment Loss(2)	(0.46)		(0.38)		(0.21)		(0.21)		(0.19)
Net Realized and Unrealized Gain (Loss)	2.49		37.56		8.68		3.23		10.00
Total from Investment Operations	2.03		37.18		8.47		3.02		9.81
Distributions from and/or in Excess of:
Net Realized Gain	(18.70)		(5.60)		(1.91)		(6.96)		(2.58)
Net Asset Value, End of Period	$48.42		$65.09		$33.51		$26.95		$30.89
Total Return(3)	(0.15)%		116.76%		31.47%		7.30%		42.82%
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$359,607		$388,580		$213,760		$139,300		$124,268
Ratio of Expenses Before Expense Limitation	0.99%		0.99%		1.03%		N/A		1.06%
Ratio of Expenses After Expense Limitation	0.82	%(4)	0.81	%(4)	0.86	%(4)(5)	1.04	%(4)	1.04	%(4)
Ratio of Net Investment Loss	(0.77	)%(4)	(0.80	)%(4)	(0.66	)%(4)	(0.64	)%(4)	(0.68	)%(4)
Ratio of Rebate from Morgan Stanley Affiliates	0.00	%(6)	0.01%		0.01%		0.00	%(6)	0.01%
Portfolio Turnover Rate	59%		55%		95%		56%		54%

(1)  Not consolidated.

(2)  Per share amount is based on average shares outstanding.

(3)  Calculated based on the net asset value as of the last business day of the period. Performance does not reflect fees and expenses imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total return would be lower.

(4)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Loss reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(5)  Effective April 29, 2019, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 0.82% for Class II shares. Prior to April 29, 2019, the maximum ratio was 1.05% for Class II shares.

(6)  Amount is less than 0.005%.

The accompanying notes are an integral part of the consolidated financial statements.
12

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2021

Notes to Consolidated Financial Statements

Morgan Stanley Variable Insurance Fund, Inc. (the "Company") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Company is comprised of ten separate active, diversified and non-diversified funds (individually referred to as a "Fund," collectively as the "Funds"). The Company applies investment company accounting and reporting guidance.

The accompanying consolidated financial statements relate to the Growth Portfolio. The Fund seeks long-term capital appreciation by investing primarily in growth-oriented equity securities of large capitalization companies. The Fund offers two classes of shares — Class I and Class II. Both classes of shares have identical voting rights (except that shareholders of a Class have exclusive voting rights regarding any matter relating solely to that Class of shares), dividend, liquidation and other rights. Effective May 21, 2021, the Fund suspended offering of Class I and Class II shares to new investors.

The Company is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies offered by the separate accounts of certain life insurance companies.

A. Significant Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles ("GAAP"). Such policies are consistently followed by the Company in the preparation of its consolidated financial statements. GAAP may require management to make estimates and assumptions that affect the reported amounts and disclosures in the consolidated financial statements. Actual results may differ from those estimates.

The Fund may, consistent with its principal investment strategies, invest up to 25% of its total assets in a wholly-owned subsidiary of the Fund organized as a company under the laws of the Cayman Islands, VIF Growth Cayman Portfolio, Ltd. (the "Subsidiary"). The Subsidiary may invest in bitcoin indirectly through cash settled futures or indirectly through investments in Grayscale Bitcoin Trust (BTC) ("GBTC"), a privately offered investment vehicle that invests in bitcoin. The Fund is the sole shareholder of the Subsidiary, and it is not currently expected that shares of the Subsidiary will be sold or offered to other investors. The consolidated portfolio of investments and consolidated financial statements include the positions and accounts of the Fund and the Subsidiary. All intercompany accounts and transactions of the Fund and the Subsidiary have been eliminated in consolidation and all accounting policies of the Subsidiary are consistent with those of the Fund. As of December 31, 2021, the Subsidiary represented approximately $9,367,000 or approximately 0.93% of the total net assets of the Fund.

Investments in the Subsidiary are expected to provide the Fund with exposure to bitcoin within the limitations of Subchapter M of the Code and recent Internal Revenue Service ("IRS") revenue rulings, which require that a mutual fund receive no more than ten percent of its gross income from such investments in order to receive favorable tax treatment as a regulated investment company ("RIC"). Tax treatment of the income received from the Subsidiary may potentially be affected by changes in legislation, regulations or other legally binding authority, which could affect the character, timing and amount of the Fund's taxable income and distributions. If such changes occur, the Fund may need to significantly change its investment strategy and recognize unrealized gains in order to remain qualified for taxation as a RIC, which could adversely affect the Fund.

1.  Security Valuation: (1) An equity portfolio security listed or traded on an exchange is valued at its latest reported sales price (or at the exchange official closing price if such exchange reports an official closing price), and if there were no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant exchanges. If only bid prices are available then the latest bid price may be used. Listed equity securities not traded on the valuation date with no reported bid and asked prices available on the exchange are valued at the mean between the current bid and asked prices obtained from one or more reputable brokers or dealers. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market; (2) all other equity portfolio securities for which over-the-counter ("OTC") market quotations are readily available are valued at the latest reported sales price (or at the market official closing price if such market reports an official closing price), and if there was no trading in the security on a given day and if there is no official closing price from relevant markets for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant markets. An unlisted equity security that does not trade on the valuation date and for which bid and asked prices from the relevant markets are unavailable is valued at the mean between the current bid and asked prices obtained from one or more reputable brokers or dealers; (3) listed options are valued at the last reported sales price on the exchange on which they are listed (or at the exchange official closing price if such exchange reports an official closing price). If an official closing price or last reported sales price is unavailable, the

13

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2021

Notes to Consolidated Financial Statements (cont'd)

listed option should be fair valued at the mean between its latest bid and ask prices. Unlisted options are valued at the mean between their latest bid and ask prices from a broker/dealer or valued by a pricing service/vendor; (4) certain portfolio securities may be valued by an outside pricing service/vendor approved by the Company's Board of Directors (the "Directors"). The pricing service/vendor may employ a pricing model that takes into account, among other things, bids, yield spreads and/or other market data and specific security characteristics. Alternatively, if a valuation is not available from an outside pricing service/vendor, and the security trades on an exchange, the security may be valued at its latest reported sale price (or at the exchange official closing price if such exchange reports an official closing price), prior to the time when assets are valued. If there are no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available in the relevant exchanges. If only bid prices are available then the latest bid price may be used. If Morgan Stanley Investment Management Inc. (the "Adviser"), a wholly-owned subsidiary of Morgan Stanley, determines that the price provided by the outside pricing service/vendor or exchange does not reflect the security's fair value or is unable to provide a price, prices from brokers or dealers may also be utilized. In these circumstances, the value of the security will be the mean of bid and asked prices obtained from brokers or dealers; (5) when market quotations are not readily available, including circumstances under which the Adviser determines that the closing price, last sale price or the mean between the last reported bid and asked prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Directors. Occasionally, developments affecting the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business of the New York Stock Exchange ("NYSE"). If developments occur during such periods that are expected to materially affect the value of such securities, such valuations may be adjusted to reflect the estimated fair value of such securities as of the close of the NYSE, as determined in good faith by the Directors or by the Adviser using a pricing service and/or procedures approved by the Directors; (6) quotations of foreign portfolio securities, other assets and liabilities and forward contracts stated in foreign currency are translated into U.S. dollar equivalents at the prevailing market rates prior to the close of the NYSE; (7) Private Investment in Public Equity ("PIPE") investments may be valued based on the underlying stock price less a discount until the commitment is fulfilled and shares are registered; and (8) investments in mutual funds, including the Morgan Stanley Institutional Liquidity Funds, are valued at the net asset value ("NAV") as of the close of each business day.

The Directors have responsibility for determining in good faith the fair value of the investments, and the Directors may appoint others, such as the Company's Adviser or a valuation committee, to assist the Directors in determining fair value and to make the actual calculations pursuant to the fair valuation methodologies previously approved by the Directors. Under procedures approved by the Directors, the Company's Adviser has formed a Valuation Committee whose members are approved by the Directors. The Valuation Committee provides administration and oversight of the Company's valuation policies and procedures, which are reviewed at least annually by the Directors. These procedures allow the Company to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

2.  Fair Value Measurement: Financial Accounting Standards Board ("FASB") Accounting Standards CodificationTM ("ASC") 820, "Fair Value Measurement" ("ASC 820"), defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below:

•  Level 1 – unadjusted quoted prices in active markets for identical investments

14

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2021

Notes to Consolidated Financial Statements (cont'd)

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 – significant unobservable inputs including the Fund's own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

The following is a summary of the inputs used to value the Fund's investments as of December 31, 2021:

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Common Stocks
Automobiles	$6,351	$—	$—	$6,351
Biotechnology	7,858	—	—	7,858
Capital Markets	9,699	—	—	9,699
Entertainment	84,642	—	—	84,642
Health Care Equipment & Supplies	4,785	—	—	4,785
Health Care Providers & Services	21,863	—	—	21,863
Health Care Technology	34,561	—	—	34,561
Hotels, Restaurants & Leisure	24,190	—	—	24,190
Information Technology Services	320,583	—	—	320,583
Interactive Media & Services	90,457	—	—	90,457
Internet & Direct Marketing Retail	96,495	—	—	96,495
Life Sciences Tools & Services	10,648	—	—	10,648
Pharmaceuticals	29,882	—	—	29,882
Real Estate Management & Development	16,298	—	—	16,298
Software	170,006	3,957	—	173,963
Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)		Total (000)
Common Stocks (Cont'd)
Specialty Retail	$21,749	$—	$—		$21,749
Total Common Stocks	950,067	3,957	—		954,024
Preferred Stocks
Electronic Equipment, Instruments & Components	—	—	—	†	—	†
Software	—	—	9,175		9,175
Total Preferred Stocks	—	—	9,175	†	9,175	†
Investment Company	8,965	—	—		8,965
Call Options Purchased	—	1,335	—		1,335
Short-Term Investments
Investment Company	33,895	—	—		33,895
Repurchase Agreements	—	388	—		388
Total Short-Term Investments	33,895	388	—		34,283
Total Assets	$992,927	$5,680	$9,175	†	$1,007,782	†

†  Includes a security valued at zero.

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes.

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

	Common Stock (000)		Preferred Stocks (000)
Beginning Balance	$1,982		$439	†
Purchases	—		8,310
Sales	—		—
Amortization of discount	—		—
Transfers in	—		—
Transfers out	(1,982	)††	—
Corporate actions	—		—
Change in unrealized appreciation (depreciation)	—		426
Realized gains (losses)	—		—
Ending Balance	$—		$9,175	†
Net change in unrealized appreciation (depreciation) from investments still held as of December 31, 2021	$—		$426

†  Includes a security valued at zero.

††  A security transferred out of level 3 due to an Initial Public Offering.

15

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2021

Notes to Consolidated Financial Statements (cont'd)

The following table presents additional information about valuation techniques and inputs used for investments that are measured at fair value and categorized within Level 3 as of December 31, 2021. Various valuation techniques were used in the valuation of certain investments and weighted based on the level of significance. The Fund calculated the weighted averages of the unobservable inputs relative to each investment's fair value as of December 31, 2021.

	Fair Value at December 31, 2021 (000)	Valuation Technique	Unobservable Input	Amount or Range/ Weighted Average*	Impact to Valuation from an Increase in Input**
Preferred Stocks	$9,175	Market Transaction Method	Precedent Transaction	$220.45	Increase
		Discounted Cash Flow	Weighted Average Cost of Capital	10.0%–13.5%/11.1%	Decrease
			Perpetual Growth Rate	3.0%–4.0%/3.5%	Increase
		Market Comparable Companies	Enterprise Value/ Revenue	2.3x–49.7x/36.3x	Increase
			Discount for Lack of Marketability	12.0%–13.0%/12.1%	Decrease

*  Amount is indicative of the weighted average.

**  Represents the expected directional change in the fair value of the Level 3 investments that would result from an increase in the corresponding input. A decrease to the unobservable input would have the opposite effect. Significant changes in these inputs could result in significantly higher or lower fair value measurements.

3.  Repurchase Agreements: The Fund may enter into repurchase agreements under which the Fund lends cash and takes possession of securities with an agreement that the counterparty will repurchase such securities. In connection with transactions in repurchase agreements, a bank as custodian for the Fund takes possession of the underlying securities which are held as collateral, with a market value at least equal to the amount of the repurchase transaction, including principal and accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine that the value of the collateral does not decrease below the repurchase price plus accrued interest as earned. If such a decrease occurs, additional collateral will be requested and, when received, will be added to the account to maintain full collateralization. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral proceeds may be subject to cost and delays. The Fund, along with other affiliated investment companies, may utilize a joint trading account for the purpose of entering into repurchase agreements.

4.  Foreign Currency Translation and Foreign Investments: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars as follows:

—  investments, other assets and liabilities at the prevailing rate of exchange on the valuation date;

—  investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) on investments in securities are included in the reported net realized and unrealized gains (losses) on investment transactions and balances. However, pursuant to U.S. federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign

16

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2021

Notes to Consolidated Financial Statements (cont'd)

denominated debt securities are treated as ordinary income for U.S. federal income tax purposes.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from foreign currency forward exchange contracts, disposition of foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. The change in unrealized currency gains (losses) on foreign currency transactions for the period is reflected in the Consolidated Statement of Operations.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, fluctuations of exchange rates in relation to the U.S. dollar, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

Governmental approval for foreign investments may be required in advance of making an investment under certain circumstances in some countries, and the extent of foreign investments in domestic companies may be subject to limitation in other countries. Foreign ownership limitations also may be imposed by the charters of individual companies to prevent, among other concerns, violations of foreign investment limitations. As a result, an additional class of shares (identified as "Foreign" in the Consolidated Portfolio of Investments) may be created and offered for investment. The "local" and "foreign shares" market values may differ. In the absence of trading of the foreign shares in such markets, the Fund values the foreign shares at the closing exchange price of the local shares.

5.  Derivatives: The Fund may, but is not required to, use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. Derivatives are financial instruments whose value is based, in part, on the value of an underlying asset, interest rate, index or financial instrument. Prevailing interest rates and volatility levels, among other things, also affect the value of derivative instruments. A derivative instrument often has risks similar to its underlying asset and may have additional risks, including imperfect correlation between the value of the derivative and the underlying asset, risks of default by the counterparty to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which the derivative instrument relates, risks that the transactions may not be liquid and risks arising from margin requirements. The use of derivatives involves risks that are different from, and possibly greater than, the risks associated with other portfolio investments. Derivatives may involve the use of highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments. All of the Fund's holdings, including derivative instruments, are marked-to-market each day with the change in value reflected in unrealized appreciation (depreciation). Upon disposition, a realized gain or loss is recognized.

Certain derivative transactions may give rise to a form of leverage. Leverage magnifies the potential for gain and the risk of loss. Leverage associated with derivative transactions may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet earmarking or segregation requirements, pursuant to applicable Securities and Exchange Commission ("SEC") rules and regulations, or may cause the Fund to be more volatile than if the Fund had not been leveraged. Although the Adviser seeks to use derivatives to further the Fund's investment objectives, there is no assurance that the use of derivatives will achieve this result.

Following is a description of the derivative instruments and techniques that the Fund used during the period and their associated risks:

Options: With respect to options, the Fund is subject to equity risk, interest rate risk and foreign currency exchange risk in the normal course of pursuing its investment objectives. If the Fund buys an option, it buys a legal contract giving it the right to buy or sell a specific amount of the underlying instrument or foreign currency, or futures contract on the underlying instrument or foreign currency, at an agreed-upon price during a period of time or on a specified date typically in exchange for premiums paid by the Fund. The Fund may purchase and/or sell put and call options. Purchasing call options tends to increase the Fund's exposure to the underlying (or similar) instrument. Purchasing put options tends to decrease the Fund's exposure to the underlying (or similar) instrument. When entering into purchased option contracts, the Fund bears the risk of interest or exchange rates or securities prices moving unexpectedly, in which case, the Fund may not achieve the anticipated benefits of the

17

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2021

Notes to Consolidated Financial Statements (cont'd)

purchased option contracts; however the risk of loss is limited to the premium paid. Purchased options are reported as part of "Total Investments in Securities" in the Consolidated Statement of Assets and Liabilities. Premiums paid for purchasing options which expired are treated as realized losses. If the Fund sells an option, it sells to another party the right to buy from or sell to the Fund a specific amount of the underlying instrument or foreign currency, or futures contract on the underlying instrument or foreign currency, at an agreed-upon price during a period of time or on a specified date typically in exchange for a premium received by the Fund. When options are purchased OTC, the Fund bears the risk that the counterparty that wrote the option will be unable or unwilling to perform its obligations under the option contract. Options may also be illiquid and the Fund may have difficulty closing out its position. A decision as to whether, when and how to use options involves the exercise of skill and judgment and even a well-conceived option transaction may be unsuccessful because of market behavior or unexpected events. The prices of options can be highly volatile and the use of options can lower total returns.

Private Investment in Public Equity: The Fund may acquire equity securities of an issuer that are issued through a private investment in public equity transaction, including on a when-issued basis. PIPE transactions typically involve the purchase of securities directly from a publicly traded company or its affiliates in a private placement transaction, typically at a discount to the market price of the company's securities. The Fund's PIPE investment represents an unfunded subscription agreement in a private investment in public equity. The Fund will earmark or segregate cash or liquid assets or establish a segregated account on the Fund's books in which it will continually maintain cash or cash equivalents or other liquid portfolio securities equal in value to commitments to purchase securities on a forward commitment basis.

As of December 31, 2021, the Fund did not have any open PIPE contract.

FASB ASC 815, "Derivatives and Hedging" ("ASC 815"), is intended to improve financial reporting about derivative instruments by requiring enhanced disclosures to enable investors to better understand how and why the Fund uses derivative instruments, how these derivative instruments are accounted for and their effects on the Fund's financial position and results of operations.

The following table sets forth the fair value of the Fund's derivative contracts by primary risk exposure as of December 31, 2021:

	Asset Derivatives Consolidated Statement of Assets and Liabilities Location	Primary Risk Exposure	Value (000)
Purchased Options	Investments, at Value (Purchased Options)	Currency Risk	$1,335	(a)

(a)  Amounts are included in Investments in Securities in the Consolidated Statement of Assets and Liabilities.

The following tables set forth by primary risk exposure the Fund's realized gains (losses) and change in unrealized appreciation (depreciation) by type of derivative contract for the year ended December 31, 2021 in accordance with ASC 815:

Realized Gain (Loss)
Primary Risk Exposure	Derivative Type	Value (000)
Currency Risk	Investments (Purchased Options)	$(4,218	)(b)

(b)  Amounts are included in Realized Gain (Loss) on Investments Sold in the Consolidated Statement of Operations.

Change in Unrealized Appreciation (Depreciation)
Primary Risk Exposure	Derivative Type	Value (000)
Currency Risk	Investments (Purchased Options)	$(950	)(c)

(c)  Amounts are included in Change in Unrealized Appreciation (Depreciation) on Investments in the Consolidated Statement of Operations.

At December 31, 2021, the Fund's derivative assets and liabilities are as follows:

Gross Amounts of Assets and Liabilities Presented in the Consolidated Statement of Assets and Liabilities
Derivatives	Assets(d) (000)		Liabilities(d) (000)
Purchased Options	$1,335	(a)	$—

(a)  Amounts are included in Investments in Securities in the Consolidated Statement of Assets and Liabilities.

(d)  Absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Consolidated Statement of Assets and Liabilities.

The Fund typically enters into International Swaps and Derivatives Association, Inc. Master Agreements ("ISDA Master Agreements") or similar master agreements (collectively, "Master Agreements") with its contract counterparties for certain OTC derivatives in order to, among other things, reduce its credit risk to counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement,

18

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2021

Notes to Consolidated Financial Statements (cont'd)

the Fund typically may offset with the counterparty certain OTC derivative financial instruments' payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default, termination and/or potential deterioration in the credit quality of the counterparty. Various Master Agreements govern the terms of certain transactions with counterparties, including transactions such as swap, forward, repurchase and reverse repurchase agreements. These Master Agreements typically attempt to reduce the counterparty risk associated with such transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Cross-termination provisions under Master Agreements typically provide that a default in connection with one transaction between the Fund and a counterparty gives the non-defaulting party the right to terminate any other transactions in place with the defaulting party to create one single net payment due to/due from the defaulting party and may be a feature in certain Master Agreements. In the event the Fund exercises its right to terminate a Master Agreement after a counterparty experiences a termination event as defined in the Master Agreement, the return of collateral with market value in excess of the Fund's net liability may be delayed or denied.

The following table presents derivative financial instruments that are subject to enforceable netting arrangements as of December 31, 2021:

Gross Amounts Not Offset in the Consolidated Statement of Assets and Liabilities
Counterparty	Gross Asset Derivatives Presented in the Consolidated Statement of Assets and Liabilities(a) (000)		Financial Instrument (000)	Collateral Received(e) (000)		Net Amount (not less than $0) (000)
BNP Paribas	$—	@	$—	$	(— @)	$0
Goldman Sachs International	783		—		(783)	0
JP Morgan Chase Bank NA	552		—		(552)	0
Total	$1,335		$—		$(1,335)	$0

@  Value is less than $500.

(a)  Amounts are included in Investments in Securities in the Consolidated Statement of Assets and Liabilities.

(e)  In some instances, the actual collateral received may be more than the amount shown here due to overcollateralization.

For the year ended December 31, 2021, the approximate average monthly amount outstanding for each derivative type is as follows:

Purchased Options:
Average monthly notional amount	1,019,591,000
Derivative Contract — PIPE:
Average monthly notional amount	$3,173,000

6.  Securities Lending: The Fund lends securities to qualified financial institutions, such as broker-dealers, to earn additional income. Any increase or decrease in the fair value of the securities loaned that might occur and any interest earned or dividends declared on those securities during the term of the loan would remain in the Fund. The Fund would receive cash or securities as collateral in an amount equal to or exceeding 100% of the current fair value of the loaned securities. The collateral is marked-to-market daily by State Street Bank and Trust Company ("State Street"), the securities lending agent, to ensure that a minimum of 100% collateral coverage is maintained.

Based on pre-established guidelines, the securities lending agent invests any cash collateral that is received in an affiliated money market portfolio and repurchase agreements. Securities lending income is generated from the earnings on the invested collateral and borrowing fees, less any rebates owed to the borrowers and compensation to the lending agent, and is recorded as "Income from Securities Loaned — Net" in the Fund's Consolidated Statement of Operations. Risks in securities lending transactions are that a borrower may not provide additional collateral when required or return the securities when due, and that the value of the short-term investments will be less than the amount of cash collateral plus any rebate that is required to be returned to the borrower.

The Fund has the right under the securities lending agreement to recover the securities from the borrower on demand.

19

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2021

Notes to Consolidated Financial Statements (cont'd)

The following table presents financial instruments that are subject to enforceable netting arrangements as of December 31, 2021:

Gross Amounts Not Offset in the Consolidated Statement of Assets and Liabilities
Gross Asset Amounts Presented in the Consolidated Statement of Assets and Liabilities (000)		Financial Instrument (000)	Collateral Received (000)		Net Amount (not less than $0) (000)
$2,183	(f)	$—	$(2,183	)(g)(h)	$0

(f)  Represents market value of loaned securities at year end.

(g)  The Fund received cash collateral of approximately $2,430,000, of which approximately $2,427,000 was subsequently invested in Repurchase Agreements and Morgan Stanley Institutional Liquidity Funds as reported in the Portfolio of Investments. As of December 31, 2021, there was uninvested cash of approximately $3,000, which is not reflected in the Consolidated Portfolio of Investments.

(h)  The actual collateral received is greater than the amount shown here due to overcollateralization.

FASB ASC 860, "Transfers & Servicing: Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures", is intended to provide increased transparency about the types of collateral pledged in securities lending transactions and other similar transactions that are accounted for as secured borrowing.

The following table displays a breakdown of transactions accounted for as secured borrowings, the gross obligations by class of collateral pledged and the remaining contractual maturity of those transactions as of December 31, 2021:

	Remaining Contractual Maturity of the Agreements
	Overnight and Continuous (000)	<30 days (000)	Between 30 & 90 days (000)	>90 days (000)	Total (000)
Securities Lending Transactions
Common Stock	$2,430	$—	$—	$—	$2,430
Total Borrowings	$2,430	$—	$—	$—	$2,430
Gross amount of recognized liabilities for securities lending transactions					$2,430

7.  Restricted Securities: The Fund invests in unregistered or otherwise restricted securities. The term "restricted securities" refers to securities that are unregistered or are held by control persons of the issuer and securities that are subject to contractual restrictions on their resale.

As a result, restricted securities may be more difficult to value and the Fund may have difficulty disposing of such assets either in a timely manner or for a reasonable price. In order to dispose of an unregistered security, the Fund, where it has contractual rights to do so, may have to cause such security to be registered. A considerable period may elapse between the time the decision is made to sell the security and the time the security is registered so that the Fund can sell it. Contractual restrictions on the resale of securities vary in length and scope and are generally the result of a negotiation between the issuer and the acquirer of the securities. The Fund would, in either case, bear market risks during that period. Restricted securities are identified in the Consolidated Portfolio of Investments.

8.  Indemnifications: The Company enters into contracts that contain a variety of indemnifications. The Company's maximum exposure under these arrangements is unknown. However, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

9.  Security Transactions, Income and Expenses: Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on the sale of investment securities are determined on the specific identified cost method. Dividend income and other distributions are recorded on the ex-dividend date (except for certain foreign dividends which may be recorded as soon as the Fund is informed of such dividends) net of applicable withholding taxes. Interest income is recognized on the accrual basis net of applicable withholding taxes except where collection is in doubt. Discounts are accreted and premiums are amortized over the life of the respective securities. Most expenses of the Company can be directly attributed to a particular Fund. Expenses which cannot be directly attributed are apportioned among the Funds based upon relative net assets or other appropriate methods. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets.

10.  Dividends and Distributions to Shareholders: Dividends and distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed at least annually.

B. Advisory Fees: The Adviser, a wholly-owned subsidiary of Morgan Stanley, provides the Fund with advisory services

20

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2021

Notes to Consolidated Financial Statements (cont'd)

under the terms of an Investment Advisory Agreement, paid quarterly, at the annual rate based on the daily net assets as follows:

First $1 billion	Next $1 billion	Next $1 billion	Over $3 billion
0.50%	0.45%	0.40%	0.35%

For the year ended December 31, 2021, the advisory fee rate (net of waiver/rebate) was equivalent to an annual effective rate of 0.32% of the Fund's average daily net assets.

The Adviser has agreed to reduce its advisory fee and/or reimburse the Fund so that total annual Fund operating expenses, excluding certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 0.57% for Class I shares and 0.82% for Class II shares. The fee waivers and/or expense reimbursements will continue for at least one year from the date of the Fund's prospectus or until such time as the Directors act to discontinue all or a portion of such waivers and/or reimbursements when they deem such action is appropriate. For the year ended December 31, 2021, approximately $1,917,000 of advisory fees were waived pursuant to this arrangement.

The Adviser provides investment advisory services to the Subsidiary pursuant to the Subsidiary Investment Management Agreement (the "Agreement"). Under the Agreement, the Subsidiary will pay the Adviser at the end of each fiscal quarter, calculated by applying a quarterly rate, based on the annual rate of 0.05%, to the average daily net assets of the Subsidiary.

The Adviser has agreed to waive its advisory fees by the amount of advisory fees it receives from the Subsidiary.

C. Administration Fees: The Adviser also serves as Administrator to the Company and provides administrative services pursuant to an Administration Agreement for an annual fee, accrued daily and paid monthly, of 0.08% of the Fund's average daily net assets.

Under a Sub-Administration Agreement between the Administrator and State Street, State Street provides certain administrative services to the Company. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Fund.

D. Servicing Fees: The Company accrues daily and pays quarterly a servicing fee of up to 0.17% of the average daily value of shares of the Fund held in an insurance company's account. Certain insurance companies have entered into a servicing agreement with the Company to provide administrative and other contract-owner related services on behalf of the Fund.

E. Distribution Fees: Morgan Stanley Distribution, Inc. ("MSDI" or the "Distributor"), a wholly-owned subsidiary of the Adviser and an indirect subsidiary of Morgan Stanley, serves as the Distributor of the Fund and provides the Fund's Class II shareholders with distribution services pursuant to a Distribution Plan (the "Plan") in accordance with Rule 12b-1 under the Act. Under the Plan, the Fund is authorized to pay the Distributor a distribution fee, which is accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class II shares.

F. Dividend Disbursing and Transfer Agent: The Company's dividend disbursing and transfer agent is DST Asset Manager Solutions, Inc. ("DST"). Pursuant to a Transfer Agency Agreement, the Company pays DST a fee based on the number of classes, accounts and transactions relating to the Funds of the Company.

G. Custodian Fees: State Street (the "Custodian") also serves as Custodian for the Company in accordance with a Custodian Agreement. The Custodian holds cash, securities and other assets of the Company as required by the Act. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

H. Security Transactions and Transactions with Affiliates: For the year ended December 31, 2021, purchases and sales of investment securities for the Fund, other than long-term U.S. Government securities and short-term investments were approximately $642,602,000 and $728,046,000, respectively. There were no purchases and sales of long-term U.S. Government securities for the year ended December 31, 2021.

The Fund invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds -Treasury Securities Portfolio (the "Liquidity Funds"), an open-end management investment company managed by the Adviser, both directly and as a portion of the securities held as collateral on loaned securities. Advisory fees paid by the Fund are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Fund due to its investment in the Liquidity Funds. For the year ended December 31, 2021, advisory fees paid were reduced by approximately $15,000 relating to the Fund's investment in the Liquidity Funds.

21

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2021

Notes to Consolidated Financial Statements (cont'd)

A summary of the Fund's transactions in shares of affiliated investments during the year ended December 31, 2021 is as follows:

Affiliated Investment Company	Value December 31, 2020 (000)	Purchases at Cost (000)	Proceeds from Sales (000)	Dividend Income (000)
Liquidity Funds	$72,673	$441,959	$480,737	$4
Affiliated Investment Company (cont'd)	Realized Gain (Loss) (000)	Change in Unrealized Appreciation (Depreciation) (000)	Value December 31, 2021 (000)
Liquidity Funds	$—	$—	$33,895

The Fund is permitted to purchase and sell securities ("cross-trade") from and to other Morgan Stanley funds as well as other funds and client accounts for which the Adviser or an affiliate of the Adviser serves as investment adviser, pursuant to procedures approved by the Directors in compliance with Rule 17a-7 under the Act (the "Rule"). Each cross-trade is executed at the current market price in compliance with provisions of the Rule. For the year ended December 31, 2021, the Fund did not engage in any cross-trade transactions.

The Fund has an unfunded Deferred Compensation Plan (the "Compensation Plan"), which allows each independent Director to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Directors. Each eligible Director generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley funds that are offered as investment options under the Compensation Plan. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the NAV of the Fund.

I. Federal Income Taxes: It is the Fund's intention to continue to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income. Accordingly, no provision for federal income taxes is required in the consolidated financial statements.

The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

FASB ASC 740-10, "Income Taxes — Overall", sets forth a minimum threshold for consolidated financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the consolidated financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in "Other Expenses" in the Consolidated Statement of Operations. The Fund files tax returns with the U.S. Internal Revenue Service, New York and various states. Generally, each of the tax years in the four-year period ended December 31, 2021 remains subject to examination by taxing authorities.

The tax character of distributions paid may differ from the character of distributions shown for GAAP purposes due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during fiscal years 2021 and 2020 was as follows:

2021 Distributions Paid From:		2020 Distributions Paid From:
Ordinary Income (000)	Long-Term Capital Gain (000)	Ordinary Income (000)	Long-Term Capital Gain (000)
$34,650	$250,363	$13,028	$77,000

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are attributable to differing book and tax treatments for the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

The Fund had no permanent differences causing reclassifications among the components of net assets for the year ended December 31, 2021.

At December 31, 2021, the components of distributable earnings for the Fund on a tax basis were as follows:

Undistributed Ordinary Income (000)	Undistributed Long-Term Capital Gain (000)
$9,134	$272,400

J. Credit Facility: The Company and other Morgan Stanley funds participated in a $300,000,000 committed, unsecured revolving line of credit facility (the "Facility") with State Street. This Facility is to be used for temporary emergency purposes or funding of shareholder redemption requests. The interest rate on borrowings is based on the federal funds rate

22

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2021

Notes to Consolidated Financial Statements (cont'd)

or 1 month LIBOR rate plus a spread. Effective April 19, 2021, the interest rate on borrowings is based on the federal funds effective rate or overnight bank funding rate plus a spread. The Facility also has a commitment fee of 0.25% per annum based on the unused portion of the Facility. During the year ended December 31, 2021, the Fund did not have any borrowings under the Facility.

K. Other: At December 31, 2021, the Fund had record owners of 10% or greater. Investment activities of these shareholders could have a material impact on the Fund. The aggregate percentage of such owners was 64.1%.

L. Market Risk and Risks Relating to Certain Financial Instruments:

Bitcoin: The Fund may have exposure to bitcoin indirectly through investments in GBTC, a privately offered investment vehicle that invests in bitcoin. Cryptocurrencies (also referred to as "virtual currencies" and "digital currencies") are digital assets designed to act as a medium of exchange. Although cryptocurrency is an emerging asset class, there are thousands of cryptocurrencies, the most well-known of which is bitcoin. Cryptocurrency facilitates decentralized, peer-to-peer financial exchange and value storage that is used like money, without the oversight of a central authority or banks. The value of cryptocurrency is not backed by any government, corporation, or other identified body. Similar to fiat currencies (i.e., a currency that is backed by a central bank or a national, supra-national or quasi-national organization), cryptocurrencies are susceptible to theft, loss and destruction. For example, the bitcoin held by GBTC (and the Fund's indirect exposure to such bitcoin) is also susceptible to these risks. The value of the GBTC investments in cryptocurrency is subject to fluctuations in the value of the cryptocurrency, which have been and may in the future be highly volatile. The value of cryptocurrencies is determined by the supply and demand for cryptocurrency in the global market for the trading of cryptocurrency, which consists primarily of transactions on electronic exchanges. The price of bitcoin could drop precipitously (including to zero) for a variety of reasons, including, but not limited to, regulatory changes, a crisis of confidence, flaw or operational issue in the bitcoin network or a change in user preference to competing cryptocurrencies. The GBTC exposure to cryptocurrency could result in substantial losses to the Fund.

Market: The outbreak of the coronavirus ("COVID-19") and the recovery responses could adversely impact the operations of the Fund and its service providers and financial performance of the Fund and the Fund's investments. The extent of such impact depends on future developments, including

(i) the duration and spread of the outbreak, (ii) the restrictions and advisories, (iii) the effects on the financial markets, (iv) government and regulatory responses, and (v) the effects on the economy overall as a result of developments such as disruption to consumer demand, economic output and supply chains. The duration and extent of COVID-19 and associated economic and market conditions and uncertainty over the long term cannot be reasonably estimated at this time. The ultimate impact of COVID-19 and the extent to which the associated conditions impact the Fund will also depend on future developments, which are highly uncertain, difficult to accurately predict and subject to change at any time. If the financial performance of the Fund's investments is impacted because of these factors for an extended period, the Fund's investment results may be adversely affected.

Special Purpose Acquisition Companies ("SPAC"): The Fund may invest in stock, warrants, and other securities of SPACs or similar special purpose entities. A SPAC is typically a publicly traded company that raises investment capital via an initial public offering ("IPO") for the purpose of acquiring the equity securities of one or more existing companies (or interests therein) via merger, combination, acquisition or other similar transactions. The Fund may acquire an interest in a SPAC in an IPO or a secondary market transaction.

Unless and until an acquisition is completed, a SPAC generally invests its assets (less a portion retained to cover expenses) in U.S. government securities, money market securities and cash. To the extent the SPAC is invested in cash or similar securities, this may negatively affect the Fund's performance. Because SPACs and similar entities are in essence blank check companies without operating history or ongoing business other than seeking acquisitions, the value of their securities is particularly dependent on the ability of the entity's management to identify and complete a profitable acquisition. There is no guarantee that the SPACs in which the Fund invests will complete an acquisition or that any acquisitions that are completed will be profitable. Some SPACs may pursue acquisitions only within certain industries or regions, which may increase the volatility of their prices. In addition, these securities, which are typically traded in the over-the-counter market, may be considered illiquid and/or be subject to restrictions on resale.

Other risks of investing in SPACs include that a significant portion of the monies raised by the SPAC may be expended during the search for a target transaction; an attractive transaction may not be identified at all (or any requisite approvals may not be obtained) and the SPAC may dissolve and be required to return any remaining monies to shareholders, causing the Fund to incur the opportunity cost of missed

23

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2021

Notes to Consolidated Financial Statements (cont'd)

investment opportunities the Fund otherwise could have benefited from; a transaction once identified or effected may prove unsuccessful and an investment in the SPAC may lose value; the warrants or other rights with respect to the SPAC held by the Fund may expire worthless or may be repurchased or retired by the SPAC at an unfavorable price; and an investment in a SPAC may be diluted by additional later offerings of interests in the SPAC or by other investors exercising existing rights to purchase shares of the SPAC. In addition, a SPAC target company may have limited operating experience, a smaller size, limited product lines, markets, distribution channels and financial and managerial resources. Investing in the securities of smaller companies involves greater risk, and portfolio price volatility.

Private Investment in Public Equity: The Fund may acquire equity securities of an issuer that are issued through a PIPE transaction, including on a when-issued basis. The Fund will generally earmark an amount of cash or high quality securities equal (on a daily mark to market basis) to the amount of its commitment to purchase the when-issued securities. PIPE transactions typically involve the purchase of securities directly from a publicly traded company or its affiliates in a private placement transaction, including through a SPAC, typically at a discount to the market price of the company's securities. There is a risk that if the market price of the securities drops below a set threshold, the company may have to issue additional stock at a significantly reduced price, which may dilute the value of the Fund's investment. Shares in PIPEs generally are not registered with the SEC until after a certain time period from the date the private sale is completed. This restricted period can last many months. Until the public registration process is completed, PIPEs are restricted as to resale and the Fund cannot freely trade the securities. Generally, such restrictions cause the PIPEs to be illiquid during this time. PIPEs may contain provisions that the issuer will pay specified financial penalties to the holder if the issuer does not publicly register the restricted equity securities within a specified period of time, but there is no assurance that the restricted equity securities will be publicly registered, or that the registration will remain in effect.

24

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2021

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of
Morgan Stanley Variable Insurance Fund, Inc. —
Growth Portfolio

Opinion on the Financial Statements

We have audited the accompanying consolidated statement of assets and liabilities of Growth Portfolio (the "Fund") (one of the funds constituting Morgan Stanley Variable Insurance Fund, Inc. (the "Company")), including the consolidated portfolio of investments, as of December 31, 2021, and the related consolidated statements of operations and changes in net assets for the year then ended and the statement of changes in net assets for the year ended December 31, 2020, the consolidated financial highlights for the year ended December 31, 2021 and the financial highlights for each of the four years in the period ended December 31, 2020 and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the consolidated financial position of Growth Portfolio (one of the funds constituting Morgan Stanley Variable Insurance Fund, Inc.) at December 31, 2021, the consolidated results of its operations and the consolidated changes in its net assets for the year then ended and the changes in its net assets for the year ended December 31, 2020 and its consolidated financial highlights for the year ended December 31, 2021 and its financial highlights for each of the four years in the period ended December 31, 2020, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on the Fund's consolidated financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Company in accordance with the U.S. federal securities law and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of the Company's internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the consolidated financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements. Our procedures included confirmation of securities owned as of December 31, 2021 by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Morgan Stanley investment companies since 2000.
Boston, Massachusetts
February 18, 2022

25

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2021

Liquidity Risk Management Program (unaudited)

In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the "Liquidity Rule"), the Fund has adopted and implemented a liquidity risk management program (the "Program"), which is reasonably designed to assess and manage the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of remaining investors' interests in the Fund (i.e., liquidity risk). The Fund's Board of Directors (the "Board") previously approved the designation of the Liquidity Risk Subcommittee (the "LRS") as Program administrator. The LRS is comprised of representatives from various divisions within Morgan Stanley Investment Management.

At a meeting held on March 3-4, 2021, the Board reviewed a written report prepared by the LRS that addressed the Program's operation and assessed its adequacy, and effectiveness of implementation for the period from January 1, 2020, through December 31, 2020, as required under the Liquidity Rule, and discussed the impact of the COVID-19 pandemic on liquidity and the LRS's assessment of liquidity risk during the reporting period, including during the distressed market environment caused by the onset of the COVID-19 pandemic. The report concluded that the Program operated effectively and was adequately and effectively implemented in all material aspects, and that the relevant controls and safeguards were appropriately designed to enable the LRS to administer the Program in compliance with the Liquidity Rule.

In accordance with the Program, the LRS assessed each Fund's liquidity risk no less frequently than annually taking into consideration certain factors, as applicable, such as (i) investment strategy and liquidity of portfolio investments, (ii) short-term and long-term cash flow projections and (iii) holdings of cash and cash equivalents and borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions.

Each Fund portfolio investment is classified into one of four liquidity categories, which classification is assessed at least monthly by the LRS. The classification is based on a determination of the number of days it is reasonably expected to take to convert the investment into cash, or sell or dispose of the investment, in current market conditions without significantly changing the market value of the investment. Liquidity classification determinations take into account various market, trading and investment-specific considerations, as well as market depth, and in some cases utilize third-party vendor data.

The Liquidity Rule limits a fund's investments in illiquid investments to 15% of its net assets and requires funds that do not primarily hold assets that are highly liquid investments to determine and maintain a minimum percentage of the fund's net assets to be invested in highly liquid investments (highly liquid investment minimum or "HLIM"). The LRS believes that the Program includes provisions reasonably designed to review, monitor and comply with the 15% limit on illiquid investments and for determining, periodically reviewing and complying with the HLIM requirement, as applicable.

There can be no assurance that the Program will achieve its objectives under all circumstances in the future. Please refer to the Fund's prospectus for more information regarding the Fund's exposure to liquidity risk and other risks to which it may be subject.

26

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2021

Federal Tax Notice (unaudited)

For federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during its taxable year ended December 31, 2021. For corporate shareholders 0.15% of the dividends qualified for the dividends received deduction.

The Fund designated and paid approximately $250,363,000 as a long-term capital gain distribution.

For federal income tax purposes, the following information is furnished with respect to the Fund's earnings for its taxable year ended December 31, 2021. When distributed, certain earnings may be subject to a maximum tax rate of 15% as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund designated up to a maximum of approximately $51,000 as taxable at this lower rate.

In January, the Fund provides tax information to shareholders for the preceding calendar year.

27

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2021

Director and Officer Information (unaudited)

Independent Directors:

Name, Address and Birth Year of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director During Past 5 Years***
Frank L. Bowman c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1944	Director	Since August 2006

President, Strategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Morgan Stanley Funds (since August 2006); Chairperson of the Compliance and Insurance Committee (since October 2015); formerly, Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee (2007-2015); served as President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) (February 2005-November 2008); retired as Admiral, U.S. Navy after serving over 38 years on active duty including 8 years as Director of the Naval Nuclear Propulsion Program in the Department of the Navy and the U.S. Department of Energy (1996-2004); served as Chief of Naval Personnel (July 1994-September 1996) and on the Joint Staff as Director of Political Military Affairs (June 1992-July 1994); knighted as Honorary Knight Commander of the Most Excellent Order of the British Empire; awarded the Officier de l'Orde National du Mérite by the French Government; elected to the National Academy of Engineering (2009).

				77

Director of Naval and Nuclear Technologies LLP; Director Emeritus of the Armed Services YMCA; Member of the National Security Advisory Council of the Center for U.S. Global Engagement and a member of the CNA Military Advisory Board; Chairman of Fairhaven United Methodist Church; Member of the Board of Advisors of the Dolphin Scholarship Foundation; Director of other various nonprofit organizations; formerly, Director of BP, plc (November 2010-May 2019).

Kathleen A. Dennis c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1953	Director	Since August 2006	Chairperson of the Governance Committee (since January 2021), Chairperson of the Liquidity and Alternatives Sub-Committee of the Investment Committee (2006-2020) and Director or Trustee of various Morgan Stanley Funds (since August 2006); President, Cedarwood Associates (mutual fund and investment management consulting) (since July 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	77	Board Member, University of Albany Foundation (2012-present); Board Member, Mutual Funds Directors Forum (2014-present); Director of various non-profit organizations.
Nancy C. Everett c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1955	Director	Since January 2015	Chairperson of the Equity Investment Committee (since January 2021); Director or Trustee of various Morgan Stanley Funds (since January 2015); Chief Executive Officer, Virginia Commonwealth University Investment Company (since November 2015); Owner, OBIR, LLC (institutional investment management consulting) (since June 2014); formerly, Managing Director, BlackRock, Inc. (February 2011-December 2013) and Chief Executive Officer, General Motors Asset Management (a/k/a Promark Global Advisors, Inc.) (June 2005-May 2010).	78

Formerly, Member of Virginia Commonwealth University School of Business Foundation (2005-2016); Member of Virginia Commonwealth University Board of Visitors (2013-2015); Member of Committee on Directors for Emerging Markets Growth Fund, Inc. (2007-2010); Chairperson of Performance Equity Management, LLC (2006-2010); and Chairperson, GMAM Absolute Return Strategies Fund, LLC (2006-2010).

28

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2021

Director and Officer Information (unaudited) (cont'd)

Independent Directors (cont'd):

Name, Address and Birth Year of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director During Past 5 Years***
Jakki L. Haussler c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1957	Director	Since January 2015	Director or Trustee of various Morgan Stanley Funds (since January 2015); Chairman, Opus Capital Group (since 1996); formerly, Chief Executive Officer, Opus Capital Group (1996-2019); Director, Capvest Venture Fund, LP (May 2000-December 2011); Partner, Adena Ventures, LP (July 1999-December 2010); Director, The Victory Funds (February 2005-July 2008).	78

Director, Barnes Group Inc. (since July 2021); Director of Cincinnati Bell Inc. and Member, Audit Committee and Chairman, Governance and Nominating Committee; Director of Service Corporation International and Member, Audit Committee and Investment Committee; Director of Northern Kentucky University Foundation and Member, Investment Committee; Member of Chase College of Law Transactional Law Practice Center Board of Advisors; Director of Best Transport; Director of Chase College of Law Board of Visitors; formerly, Member, University of Cincinnati Foundation Investment Committee; Member, Miami University Board of Visitors (2008-2011); Trustee of Victory Funds (2005-2008) and Chairman, Investment Committee (2007-2008) and Member, Service Provider Committee (2005-2008).

Dr. Manuel H. Johnson c/o Johnson Smick International, Inc. 220 I Street, NE Suite 200 Washington, D.C. 20002 Birth Year: 1949	Director	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Fixed Income, Liquidity and Alternatives Investment Committee (since January 2021), Chairperson of the Investment Committee (2006-2020) and Director or Trustee of various Morgan Stanley Funds (since July 1991); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly, Chairperson of the Audit Committee (July 1991-September 2006); Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	77	Director of NVR, Inc. (home construction).
Joseph J. Kearns c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1942	Director	Since August 1994	Senior Adviser, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 1994); formerly, Deputy Chairperson of the Audit Committee (July 2003-September 2006) and Chairperson of the Audit Committee of various Morgan Stanley Funds (since August 1994); CFO of the J. Paul Getty Trust (1982-1999).	78	Director, Rubicon Investments (since February 2019); Prior to August 2016, Director of Electro Rent Corporation (equipment leasing); Prior to December 31, 2013, Director of The Ford Family Foundation.
Michael F. Klein c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1958	Director	Since August 2006

Chairperson of the Risk Committee (since January 2021); Managing Director, Aetos Alternatives Management, LP (since March 2000); Co-President, Aetos Alternatives Management, LP (since January 2004) and Co-Chief Executive Officer of Aetos Alternatives Management, LP (since August 2013); Chairperson of the Fixed Income Sub-Committee of the Investment Committee (2006-2020) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management and President, various Morgan Stanley Funds (June 1998-March 2000); Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).

				77	Director of certain investment funds managed or sponsored by Aetos Alternatives Management, LP; Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).

29

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2021

Director and Officer Information (unaudited) (cont'd)

Independent Directors (cont'd):

Name, Address and Birth Year of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director During Past 5 Years***
Patricia A. Maleski c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1960	Director	Since January 2017	Director or Trustee of various Morgan Stanley Funds (since January 2017); Managing Director, JPMorgan Asset Management (2004-2016); Oversight and Control Head of Fiduciary and Conflicts of Interest Program (2015-2016); Chief Control Officer — Global Asset Management (2013-2015); President, JPMorgan Funds (2010-2013); Chief Administrative Officer (2004-2013); various other positions including Treasurer and Board Liaison (since 2001).	78	Trustee, Nutley Family Service Bureau, Inc. (since January 2022).
W. Allen Reed c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1947	Chair of the Board and Director	Chair of the Board since August 2020 and Director since August 2006	Chair of the Boards of various Morgan Stanley Funds (since August 2020); Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Vice Chair of the Boards of various Morgan Stanley Funds (January 2020-August 2020); President and Chief Executive Officer of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994-December 2005).	77	Formerly, Director of Legg Mason, Inc. (2006-2019); and Director of the Auburn University Foundation (2010-2015).
Frances L. Cashman c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1961	Advisory Board Member	Advisory Board Member Since January 2022	Chief Executive Officer, Asset Management Division, Euromoney Institutional Investor PLC (financial information) (May 2021-Present); Executive Vice President and various other roles, Legg Mason & Co. (asset management) (2010-2020); Managing Director, Stifel Nicolaus (2005-2010).	78

Trustee and Investment Committee Member, Georgia Tech Foundation (Since June 2019); Trustee and Chair of Marketing Committee, Loyola Blakefield (Since September 2017); Trustee, MMI Gateway Foundation (since September 2017); Director and Investment Committee Member, Catholic Community Foundation Board (2012-2018); Director and Investment Committee Member, St. Ignatius Loyola Academy (2011-2017).

Eddie A. Grier c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1955	Advisory Board Member	Advisory Board Member Since January 2022	Dean, Santa Clara University Leavey School of Business (since April 2021); Dean, Virginia Commonwealth University School of Business (2010-2021); President and various other roles, Walt Disney Company (entertainment and media) (1981-2010).	78

Director, Witt/Keiffer, Inc. (executive search) (since 2016); Director, NuStar GP, LLC (energy) (since August 2021); Director, Sonida Senior Living, Inc. (residential community operator) (2016-2021); Director, NVR, Inc. (homebuilding) (2013-2020); Director, Middleburg Trust Company (wealth management) (2014-2019); Director, Colonial Williamsburg Company (since 2012); Regent, University of Massachusetts Global (since 2021); Director and Chair, ChildFund International (2012-2021); Trustee, Brandman University (2010-2021); Director, Richmond Forum (2012-2019).

*  This is the earliest date the Director began serving the Morgan Stanley Funds. Each Director serves an indefinite term, until his or her successor is elected.

**  The Fund Complex includes (as of December 31, 2021) all open-end and closed-end funds (including all of their portfolios) advised by Morgan Stanley Investment Management Inc. (the "Adviser") and any funds that have an adviser that is an affiliated person of the Adviser (including, but not limited to, Morgan Stanley AIP GP LP).

***  This includes any directorships at public companies and registered investment companies held by the Director at any time during the past five years.

30

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2021

Director and Officer Information (unaudited) (cont'd)

Executive Officers:

Name, Address and Birth Year of Executive Officer	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years
John H. Gernon 522 Fifth Avenue New York, NY 10036 Birth Year: 1963	President and Principal Executive Officer	Since September 2013

President and Principal Executive Officer of the Equity and Fixed Income Funds and the Morgan Stanley AIP Funds (since September 2013) and the Liquidity Funds and various money market funds (since May 2014) in the Fund Complex; Managing Director of the Adviser.

Deidre A. Downes 1633 Broadway New York, NY 10019 Birth Year: 1977	Chief Compliance Officer	Since November 2021

Executive Director of the Adviser (since January 2021) and Chief Compliance Officer of various Morgan Stanley Funds (since November 2021). Formerly, Vice President and Corporate Counsel at PGIM and Prudential Financial (October 2016-December 2020).

Francis J. Smith 522 Fifth Avenue New York, NY 10036 Birth Year: 1965	Treasurer and Principal Financial Officer	Treasurer since July 2003 and Principal Financial Officer since September 2002	Managing Director of the Adviser and various entities affiliated with the Adviser; Treasurer (since July 2003) and Principal Financial Officer of various Morgan Stanley Funds (since September 2002).
Mary E. Mullin 1633 Broadway New York, NY 10019 Birth Year: 1967	Secretary	Since June 1999	Managing Director of the Adviser; Secretary of various Morgan Stanley Funds (since June 1999).
Michael J. Key 522 Fifth Avenue New York, NY 10036 Birth Year: 1979	Vice President	Since June 2017

Vice President of the Equity and Fixed Income Funds, Liquidity Funds, various money market funds and the Morgan Stanley AIP Funds in the Fund Complex (since June 2017); Executive Director of the Adviser; Head of Product Development for Equity and Fixed Income Funds (since August 2013).

*  This is the earliest date the officer began serving the Morgan Stanley Funds. Each officer serves an indefinite term, until his or her successor is elected.

31

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2021

Adviser and Administrator

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

Distributor

Morgan Stanley Distribution, Inc.
522 Fifth Avenue
New York, New York 10036

Dividend Disbursing and Transfer Agent

DST Asset Manager Solutions, Inc.
2000 Crown Colony Drive
Quincy, Massachusetts 02169

Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Counsel to the Independent Directors

Perkins Coie LLP
1155 Avenue of the Americas,
22nd Floor
New York, New York 10036

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

Reporting to Shareholders

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its Semi-Annual and the Annual Reports within 60 days of the end of the fund's second and fourth fiscal quarters. The Semi-Annual and Annual Reports are filed electronically with the Securities and Exchange Commission ("SEC") on Form N-CSRS and Form N-CSR, respectively. Morgan Stanley also delivers the Semi-Annual and Annual Reports to fund shareholders and makes these reports available on its public website, www.morganstanley.com/im/shareholderreports. Each Morgan Stanley non-money market fund also files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters as an attachment to Form N-PORT. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, but makes the complete schedule of portfolio holdings for the fund's first and third fiscal quarters available on its public website. The holdings for each money market fund are also posted to the Morgan Stanley public website. You may obtain the Form N-PORT filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's website, www.sec.gov. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's email address (publicinfo@sec.gov).

Proxy Voting Policies and Procedures and Proxy Voting Record

You may obtain a copy of the Company's Proxy Voting Policy and Procedures and information regarding how the Company voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, without charge, upon request, by calling toll free 1 (800) 548-7786 or by visiting our website at www.morganstanley.com/im/shareholderreports. This information is also available on the SEC's website at www.sec.gov.

This report is submitted for the general information of the shareholders of the Fund. For more detailed information about the Fund, its fees and expenses and other pertinent information, please read its Prospectus. The Company's Statement of Additional Information contains additional information about the Fund, including its Directors. It is available, without charge, by calling 1 (800) 548-7786.

Householding Notice

To reduce printing and mailing costs, the Fund attempts to eliminate duplicate mailings to the same address. The Fund delivers a single copy of certain shareholder documents, including shareholder reports, prospectuses and proxy materials, to investors with the same last name who reside at the same address. Your participation in this program will continue for an unlimited period of time unless you instruct us otherwise. You can request multiple copies of these documents by calling (800) 548-7786, 8:00 a.m. to 6:00 p.m., ET. Once our Customer Service Center has received your instructions, we will begin sending individual copies for each account within 30 days.

This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective Prospectus. Read the Prospectus carefully before investing.

UIFCGANN
3997799 EXP 02.28.23

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2021

U.S. Real Estate Portfolio

The Fund is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies offered by the separate accounts of certain life insurance companies.

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2021

Expense Example	2
Investment Overview	3
Portfolio of Investments	5
Statement of Assets and Liabilities	6
Statement of Operations	7
Statements of Changes in Net Assets	8
Financial Highlights	9
Notes to Financial Statements	11
Report of Independent Registered Public Accounting Firm	17
Liquidity Risk Management Program	18
Federal Tax Notice	19
Director and Officer Information	20

1

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2021

Expense Example (unaudited)

U.S. Real Estate Portfolio

As a shareholder of the U.S. Real Estate Portfolio (the "Fund"), you incur two types of costs: (1) insurance company charges; and (2) ongoing costs, which may include advisory fees, administration fees, distribution (12b-1) fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2021 and held for the entire six-month period.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any insurance company charges. Therefore, the table below is useful in comparing ongoing costs, but will not help you determine the relative total cost of owning different funds. In addition, if these insurance company charges were included, your costs would have been higher.

	Beginning Account Value 7/1/21	Actual Ending Account Value 12/31/21	Hypothetical Ending Account Value	Actual Expenses Paid During Period*	Hypothetical Expenses Paid During Period*	Net Expense Ratio During Period**
U.S. Real Estate Portfolio Class I	$1,000.00	$1,155.80	$1,021.07	$4.46	$4.18	0.82%
U.S. Real Estate Portfolio Class II	1,000.00	1,153.80	1,019.81	5.81	5.45	1.07

*  Expenses are calculated using each Fund Class' annualized net expense ratio (as disclosed), multiplied by the average account value over the period and multiplied by 184/365 (to reflect the most recent one-half year period).

**  Annualized.

2

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2021

Investment Overview (unaudited)

U.S. Real Estate Portfolio

The Fund seeks to provide above average current income and long-term capital appreciation by investing primarily in equity securities of companies in the U.S. real estate industry, including real estate investment trusts ("REITs").

Performance

For the fiscal year ended December 31, 2021, the Fund's Class I shares had a total return based on net asset value and reinvestment of distributions per share of 39.80%, net of fees, and 39.44%, net of fees, for Class II shares. The Fund's Class I and Class II shares underperformed the Fund's benchmark, the FTSE Nareit (National Association of Real Estate Investment Trusts) Equity REITs Index (the "Index"), which returned 43.24%, and outperformed the S&P 500® Index, which returned 28.71%.

Factors Affecting Performance

•  In the U.S., after a strong start to 2021 in more economically sensitive sectors such as office, lodging and retail, rising concerns regarding COVID-19 and the delta and omicron variants led investors to question the sustainability of economic growth, which resulted in sector leadership rotation. Ultimately the more defensive and secularly favored sectors, such as storage, apartments and industrial, outperformed and posted strong returns for the year. An exception to this sector leadership rotation was within retail, where regional malls posted the best returns for the year on continued strength in retail sales and robust discretionary spending. In contrast, health care and office companies underperformed.

•  The Fund's overweight to storage, underweight to skilled nursing health care and REIT hotels, and security selection in industrial were top relative contributors for the year. Key detractors included the underweights to regional malls and industrial; security selection within and the underweight to apartments; overweight to "big 3" health care companies; and security selection in data centers and NYC office.

Management Strategies

•  The team uses internal proprietary research to invest in public real estate companies that we believe offer the best value relative to their underlying assets and growth prospects. The team combines a bottom-up approach, assessing the intrinsic value, equity multiples and growth prospects of each security, with a top-down view that incorporates fundamental inflection points, macroeconomic considerations and geopolitical risk. By incorporating both an equity market valuation and a more traditional real estate valuation with a top-down overlay, we believe the Fund will be better prepared to identify securities with the best expected total returns.

•  Forecasted market strength in the asset class is supported by a number of macro and fundamental factors, including continued vaccine distribution, the reopening and/or anticipated reopening of economies around the world, and growing demand for real estate. We believe the relative valuation of real estate securities is attractive compared to investable alternatives, including the broader equity market, fixed income and direct property investment. Fundamental recovery and strength, coupled with attractive relative valuations, appear to be supportive of above-trend growth over the next several years. We believe continued merger and acquisition activity and privatizations are possible given discounts to private market valuations observed across sectors. Transaction volumes are expected to increase given the growing clarity on the recovery in fundamentals across most major sectors. However, an elevated risk premium should be expected for assets with operational, leasing or repositioning risk.

•  Rising inflation and related rising interest rates could dampen value appreciation in the near term. However, we believe inflation pressures will likely moderate throughout the year and interest rates are likely to remain low versus history. More important is the expectation for continued economic expansion and strong gross domestic product growth, coupled with an expectation for limited new supply additions, strong credit availability and increasing investor interest in real estate investing, which could lead to above-trend levels of cash flow growth and value appreciation in the sector.

3

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2021

Investment Overview (unaudited) (cont'd)

U.S. Real Estate Portfolio

In accordance with SEC regulations, the Fund's performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class II shares will vary from the performance of Class I shares based upon its different inception date and will be negatively impacted by additional fees assessed to that class.

Performance Compared to the FTSE Nareit Equity REITs Index(1) and the S&P 500® Index(2)

	Period Ended December 31, 2021
	Total Returns(3)
		Average Annual
	One Year	Five Years	Ten Years	Since Inception(6)
Fund – Class I(4)	39.80%	5.64%	8.21%	9.19%
FTSE Nareit Equity REITs Index	43.24	10.75	11.38	9.93
S&P 500® Index	28.71	18.47	16.55	9.50
Fund – Class II(5)	39.44	5.37	7.94	9.78
FTSE Nareit Equity REITs Index	43.24	10.75	11.38	11.24
S&P 500® Index	28.71	18.47	16.55	11.20

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please contact the issuing insurance company or speak with your financial advisor. Investment return and principal value will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance shown does not reflect fees and expenses imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would be lower. Please keep in mind that double-digit returns for the Fund are highly unusual and cannot be sustained.

(1)  The FTSE Nareit (National Association of Real Estate Investment Trusts) Equity REITs Index is free float-adjusted market capitalization weighted index of tax-qualified REITs listed on the New York Stock Exchange, NYSE Amex and the NASDAQ National Market Systems. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)  The Standard and Poor's 500® Index (S&P 500® Index) measures the performance of the large cap segment of the U.S. equities market, covering approximately 80% of the U.S. equities market. The Index includes 500 leading companies in leading industries of the U.S. economy. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(3)  Total returns for the Fund reflect fees waived and expenses reimbursed, if applicable, by the Adviser (as defined herein). Without such waivers and reimbursements, total returns would have been lower.

(4)  Commenced operations on March 3, 1997.

(5)  Commenced offering on November 5, 2002.

(6)  For comparative purposes, average annual since inception returns listed for the Indexes refer to the inception date or initial offering of the respective share class of the Fund, not the inception of the Index.

4

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2021

Portfolio of Investments

U.S. Real Estate Portfolio

	Shares	Value (000)
Common Stocks (100.4%)
Apartments (13.5%)
Equity Residential REIT	205,172	$18,568
Mid-America Apartment Communities, Inc. REIT	82,679	18,970
UDR, Inc. REIT	310,713	18,640
		56,178
Data Centers (7.4%)
Digital Realty Trust, Inc. REIT	129,911	22,977
GDS Holdings Ltd. ADR (China) (a)	31,263	1,475
Switch, Inc., Class A	218,571	6,260
		30,712
Free Standing (6.2%)
Agree Realty Corp. REIT	59,796	4,267
NETSTREIT Corp. REIT	262,991	6,023
Realty Income Corp. REIT	214,516	15,357
		25,647
Health Care (13.2%)
Healthcare Trust of America, Inc., Class A REIT	166,630	5,564
Healthpeak Properties, Inc. REIT	398,370	14,377
Medical Properties Trust, Inc. REIT	333,497	7,880
Ventas, Inc. REIT	158,634	8,109
Welltower, Inc. REIT	221,308	18,982
		54,912
Industrial (16.3%)
ProLogis, Inc. REIT	317,331	53,426
Rexford Industrial Realty, Inc. REIT	177,296	14,380
		67,806
Lodging/Resorts (2.1%)
Boyd Gaming Corp. (a)	88,999	5,836
Caesars Entertainment, Inc. (a)	32,538	3,043
		8,879
Manufactured Homes (3.8%)
Sun Communities, Inc. REIT	75,045	15,757
Office (5.0%)
Alexandria Real Estate Equities, Inc. REIT	60,169	13,415
Kilroy Realty Corp. REIT	114,989	7,642
		21,057
Regional Malls (3.0%)
Simon Property Group, Inc. REIT	78,724	12,578
Self Storage (13.7%)
Extra Space Storage, Inc. REIT	74,740	16,946
Life Storage, Inc. REIT	58,067	8,894
Public Storage REIT	83,276	31,192
		57,032
Shopping Centers (8.3%)
Brixmor Property Group, Inc. REIT	357,733	9,090
Kite Realty Group Trust REIT	427,937	9,321
RPT Realty REIT	396,946	5,311
SITE Centers Corp. REIT	676,003	10,701
		34,423
	Shares	Value (000)
Single Family Homes (2.8%)
Invitation Homes, Inc. REIT	260,169	$11,796
Specialty (5.1%)
Outfront Media, Inc. REIT	352,805	9,462
SBA Communications Corp. REIT	10,863	4,226
VICI Properties, Inc. REIT	247,038	7,439
		21,127
Total Common Stocks (Cost $331,080)		417,904
Short-Term Investment (0.1%)
Investment Company (0.1%)
Morgan Stanley Institutional Liquidity Funds — Treasury Portfolio — Institutional Class (See Note H) (Cost $425)	424,882	425
Total Investments (100.5%) (Cost $331,505) (b)		418,329
Liabilities in Excess of Other Assets (–0.5%)		(1,934)
Net Assets (100.0%)		$416,395

(a)  Non-income producing security.

(b)  At December 31, 2021, the aggregate cost for federal income tax purposes is approximately $331,909,000. The aggregate gross unrealized appreciation is approximately $89,875,000 and the aggregate gross unrealized depreciation is approximately $3,287,000, resulting in net unrealized appreciation of approximately $86,588,000.

ADR  American Depositary Receipt.

REIT  Real Estate Investment Trust.

Portfolio Composition

Classification	Percentage of Total Investments
Industrial	16.2%
Self Storage	13.6
Apartments	13.4
Health Care	13.1
Other*	11.8
Shopping Centers	8.2
Data Centers	7.4
Free Standing	6.1
Specialty	5.1
Office	5.1
Total Investments	100.0%

*  Industries and/or investment types representing less than 5% of total investments.

The accompanying notes are an integral part of the financial statements.
5

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2021

U.S. Real Estate Portfolio

Statement of Assets and Liabilities	December 31, 2021 (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Value (Cost $331,080)	$417,904
Investment in Security of Affiliated Issuer, at Value (Cost $425)	425
Total Investments in Securities, at Value (Cost $331,505)	418,329
Foreign Currency, at Value (Cost $21)	21
Dividends Receivable	937
Receivable for Fund Shares Sold	65
Receivable from Affiliate	—	@
Other Assets	35
Total Assets	419,387
Liabilities:
Payable for Fund Shares Redeemed	2,130
Payable for Advisory Fees	539
Payable for Servicing Fees	149
Payable for Distribution Fees — Class II Shares	46
Payable for Professional Fees	42
Payable for Administration Fees	27
Payable for Custodian Fees	10
Payable for Transfer Agency Fees	2
Other Liabilities	47
Total Liabilities	2,992
NET ASSETS	$416,395
Net Assets Consist of:
Paid-in-Capital	$253,303
Total Distributable Earnings	163,092
Net Assets	$416,395
CLASS I:
Net Assets	$194,007
Net Asset Value, Offering and Redemption Price Per Share Applicable to 8,267,458 Outstanding $0.001 Par Value Shares (Authorized 500,000,000 Shares)	$23.47
CLASS II:
Net Assets	$222,388
Net Asset Value, Offering and Redemption Price Per Share Applicable to 9,534,961 Outstanding $0.001 Par Value Shares (Authorized 500,000,000 Shares)	$23.32

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
6

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2021

U.S. Real Estate Portfolio

Statement of Operations	Year Ended December 31, 2021 (000)
Investment Income:
Dividends from Securities of Unaffiliated Issuers (Net of $2 of Foreign Taxes Withheld)	$7,662
Non-Cash Dividends from Securities of Unaffiliated Issuers	680
Dividends from Security of Affiliated Issuer (Note H)	—	@
Income from Securities Loaned — Net	—	@
Total Investment Income	8,342
Expenses:
Advisory Fees (Note B)	2,683
Servicing Fees (Note D)	554
Distribution Fees — Class II Shares (Note E)	515
Administration Fees (Note C)	307
Professional Fees	130
Shareholder Reporting Fees	20
Custodian Fees (Note G)	15
Transfer Agency Fees (Note F)	14
Directors' Fees and Expenses	8
Pricing Fees	3
Other Expenses	15
Total Expenses	4,264
Waiver of Advisory Fees (Note B)	(607)
Rebate from Morgan Stanley Affiliate (Note H)	(2)
Net Expenses	3,655
Net Investment Income	4,687
Realized Gain:
Investments Sold	114,747
Foreign Currency Translation	2
Net Realized Gain	114,749
Change in Unrealized Appreciation (Depreciation):
Investments	8,475
Foreign Currency Translation	(—	@)
Net Change in Unrealized Appreciation (Depreciation)	8,475
Net Realized Gain and Change in Unrealized Appreciation (Depreciation)	123,224
Net Increase in Net Assets Resulting from Operations	$127,911

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
7

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2021

U.S. Real Estate Portfolio

Statements of Changes in Net Assets	Year Ended December 31, 2021 (000)	Year Ended December 31, 2020 (000)
Increase (Decrease) in Net Assets:
Operations:
Net Investment Income	$4,687	$6,687
Net Realized Gain (Loss)	114,749	(36,828)
Net Change in Unrealized Appreciation (Depreciation)	8,475	(37,337)
Net Increase (Decrease) in Net Assets Resulting from Operations	127,911	(67,478)
Dividends and Distributions to Shareholders:
Class I	(3,597)	(9,097)
Class II	(3,799)	(9,892)
Total Dividends and Distributions to Shareholders	(7,396)	(18,989)
Capital Share Transactions:(1)
Class I:
Subscribed	8,959	28,573
Distributions Reinvested	3,597	9,097
Redeemed	(43,565)	(28,557)
Class II:
Subscribed	9,915	28,140
Distributions Reinvested	3,799	9,892
Redeemed	(46,670)	(29,553)
Net Increase (Decrease) in Net Assets Resulting from Capital Share Transactions	(63,965)	17,592
Total Increase (Decrease) in Net Assets	56,550	(68,875)
Net Assets:
Beginning of Period	359,845	428,720
End of Period	$416,395	$359,845
(1) Capital Share Transactions:
Class I:
Shares Subscribed	451	1,848
Shares Issued on Distributions Reinvested	174	616
Shares Redeemed	(2,241)	(1,728)
Net Increase (Decrease) in Class I Shares Outstanding	(1,616)	736
Class II:
Shares Subscribed	499	1,846
Shares Issued on Distributions Reinvested	185	673
Shares Redeemed	(2,337)	(1,795)
Net Increase (Decrease) in Class II Shares Outstanding	(1,653)	724

The accompanying notes are an integral part of the financial statements.
8

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2021

Financial Highlights

U.S. Real Estate Portfolio

	Class I
	Year Ended December 31,
Selected Per Share Data and Ratios	2021		2020		2019		2018		2017
Net Asset Value, Beginning of Period	$17.13		$21.93		$19.52		$21.72		$21.39
Income (Loss) from Investment Operations:
Net Investment Income(1)	0.27		0.35		0.51		0.51		0.45
Net Realized and Unrealized Gain (Loss)	6.49		(4.20)		3.15		(2.13)		0.20
Total from Investment Operations	6.76		(3.85)		3.66		(1.62)		0.65
Distributions from and/or in Excess of:
Net Investment Income	(0.42)		(0.48)		(0.42)		(0.58)		(0.32)
Net Realized Gain	—		(0.47)		(0.83)		—		—
Total Distributions	(0.42)		(0.95)		(1.25)		(0.58)		(0.32)
Net Asset Value, End of Period	$23.47		$17.13		$21.93		$19.52		$21.72
Total Return(2)	39.80%		(16.85)%		18.94%		(7.71)%		3.11%
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$194,007		$169,291		$200,635		$185,191		$228,487
Ratio of Expenses Before Expense Limitation	0.98%		0.99%		0.97%		1.03%		1.07%
Ratio of Expenses After Expense Limitation	0.82	%(3)	0.82	%(3)	0.82	%(3)	0.86	%(3)(4)	0.92	%(3)(5)
Ratio of Net Investment Income	1.36	%(3)	2.07	%(3)	2.36	%(3)	2.47	%(3)	2.13	%(3)
Ratio of Rebate from Morgan Stanley Affiliates	0.00	%(6)	0.00	%(6)	0.00	%(6)	0.00	%(6)	0.00	%(6)
Portfolio Turnover Rate	129%		50%		20%		40%		44%

(1)  Per share amount is based on average shares outstanding.

(2)  Calculated based on the net asset value as of the last business day of the period. Performance does not reflect fees and expenses imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total return would be lower.

(3)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(4)  Effective July 1, 2018, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 0.82% for Class I shares. Prior to July 1, 2018, the maximum ratio was 0.90% for Class I shares.

(5)  Effective July 1, 2017, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 0.90% for Class I shares. Prior to July 1, 2017, the maximum ratio was 0.95% for Class I shares.

(6)  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
9

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2021

Financial Highlights

U.S. Real Estate Portfolio

	Class II
	Year Ended December 31,
Selected Per Share Data and Ratios	2021		2020		2019		2018		2017
Net Asset Value, Beginning of Period	$17.03		$21.80		$19.40		$21.59		$21.26
Income (Loss) from Investment Operations:
Net Investment Income(1)	0.22		0.30		0.45		0.46		0.40
Net Realized and Unrealized Gain (Loss)	6.44		(4.17)		3.14		(2.13)		0.20
Total from Investment Operations	6.66		(3.87)		3.59		(1.67)		0.60
Distributions from and/or in Excess of:
Net Investment Income	(0.37)		(0.43)		(0.36)		(0.52)		(0.27)
Net Realized Gain	—		(0.47)		(0.83)		—		—
Total Distributions	(0.37)		(0.90)		(1.19)		(0.52)		(0.27)
Net Asset Value, End of Period	$23.32		$17.03		$21.80		$19.40		$21.59
Total Return(2)	39.44%		(17.10)%		18.68%		(7.97)%		2.87%
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$222,388		$190,554		$228,085		$218,290		$283,481
Ratio of Expenses Before Expense Limitation	1.23%		1.24%		1.22%		1.28%		1.32%
Ratio of Expenses After Expense Limitation	1.07	%(3)	1.07	%(3)	1.07	%(3)	1.11	%(3)(4)	1.17	%(3)(5)
Ratio of Net Investment Income	1.11	%(3)	1.82	%(3)	2.11	%(3)	2.22	%(3)	1.88	%(3)
Ratio of Rebate from Morgan Stanley Affiliates	0.00	%(6)	0.00	%(6)	0.00	%(6)	0.00	%(6)	0.00	%(6)
Portfolio Turnover Rate	129%		50%		20%		40%		44%

(1)  Per share amount is based on average shares outstanding.

(2)  Calculated based on the net asset value as of the last business day of the period. Performance does not reflect fees and expenses imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total return would be lower.

(3)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(4)  Effective July 1, 2018, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.07% for Class II shares. Prior to July 1, 2018, the maximum ratio was 1.15% for Class II shares.

(5)  Effective July 1, 2017, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.15% for Class II shares. Prior to July 1, 2017, the maximum ratio was 1.20% for Class II shares.

(6)  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
10

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2021

Notes to Financial Statements

Morgan Stanley Variable Insurance Fund, Inc. (the "Company") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Company is comprised of ten separate active, diversified and non-diversified funds (individually referred to as a "Fund," collectively as the "Funds"). The Company applies investment company accounting and reporting guidance.

The accompanying financial statements relate to the U.S. Real Estate Portfolio. The Fund seeks to provide above average current income and long-term capital appreciation by investing primarily in equity securities of companies in the U.S. real estate industry, including real estate investment trusts ("REITs"). The Fund offers two classes of shares — Class I and Class II. Both classes of shares have identical voting rights (except that shareholders of a Class have exclusive voting rights regarding any matter relating solely to that Class of shares), dividend, liquidation and other rights.

The Company is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies offered by the separate accounts of certain life insurance companies.

A. Significant Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles ("GAAP"). Such policies are consistently followed by the Company in the preparation of its financial statements. GAAP may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1.  Security Valuation: (1) An equity portfolio security listed or traded on an exchange is valued at its latest reported sales price (or at the exchange official closing price if such exchange reports an official closing price), and if there were no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant exchanges. If only bid prices are available then the latest bid price may be used. Listed equity securities not traded on the valuation date with no reported bid and asked prices available on the exchange are valued at the mean between the current bid and asked prices obtained from one or more reputable brokers or dealers. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market; (2) all other equity portfolio securities for which over-the-counter ("OTC") market quotations are readily available are valued at the latest reported sales price (or at the market official closing price if such market reports an official closing price), and if there was no trading in the security on a given day and if there is no official closing price from relevant markets for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant markets. An unlisted equity security that does not trade on the valuation date and for which bid and asked prices from the relevant markets are unavailable is valued at the mean between the current bid and asked prices obtained from one or more reputable brokers or dealers; (3) certain portfolio securities may be valued by an outside pricing service/vendor approved by the Company's Board of Directors (the "Directors"). The pricing service/vendor may employ a pricing model that takes into account, among other things, bids, yield spreads and/or other market data and specific security characteristics. Alternatively, if a valuation is not available from an outside pricing service/vendor, and the security trades on an exchange, the security may be valued at its latest reported sale price (or at the exchange official closing price if such exchange reports an official closing price), prior to the time when assets are valued. If there are no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available in the relevant exchanges. If only bid prices are available then the latest bid price may be used. If Morgan Stanley Investment Management Inc. (the "Adviser"), a wholly-owned subsidiary of Morgan Stanley, determines that the price provided by the outside pricing service/vendor or exchange does not reflect the security's fair value or is unable to provide a price, prices from brokers or dealers may also be utilized. In these circumstances, the value of the security will be the mean of bid and asked prices obtained from brokers or dealers; (4) when market quotations are not readily available, including circumstances under which the Adviser determines that the closing price, last sale price or the mean between the last reported bid and asked prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Directors. Occasionally, developments affecting the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business of the New York Stock Exchange ("NYSE"). If developments occur during such periods that are expected to materially affect the value of such securities, such valuations may be adjusted to reflect the

11

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2021

Notes to Financial Statements (cont'd)

estimated fair value of such securities as of the close of the NYSE, as determined in good faith by the Directors or by the Adviser using a pricing service and/or procedures approved by the Directors; and (5) investments in mutual funds, including the Morgan Stanley Institutional Liquidity Funds, are valued at the net asset value ("NAV") as of the close of each business day.

The Directors have responsibility for determining in good faith the fair value of the investments, and the Directors may appoint others, such as the Company's Adviser or a valuation committee, to assist the Directors in determining fair value and to make the actual calculations pursuant to the fair valuation methodologies previously approved by the Directors. Under procedures approved by the Directors, the Company's Adviser has formed a Valuation Committee whose members are approved by the Directors. The Valuation Committee provides administration and oversight of the Company's valuation policies and procedures, which are reviewed at least annually by the Directors. These procedures allow the Company to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

The Fund invests a significant portion of its assets in securities of REITs. The market's perception of prospective declines in private real estate values and other financial assets may result in increased volatility of market prices that can negatively impact the valuation of certain issuers held by the Fund.

2.  Fair Value Measurement: Financial Accounting Standards Board ("FASB") Accounting Standards CodificationTM ("ASC") 820, "Fair Value Measurement" ("ASC 820"), defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the

Fund's investments. The inputs are summarized in the three broad levels listed below:

•  Level 1 – unadjusted quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 – significant unobservable inputs including the Fund's own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

The following is a summary of the inputs used to value the Fund's investments as of December 31, 2021:

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Common Stocks
Apartments	$56,178	$—	$—	$56,178
Data Centers	30,712	—	—	30,712
Free Standing	25,647	—	—	25,647
Health Care	54,912	—	—	54,912
Industrial	67,806	—	—	67,806
Lodging/Resorts	8,879	—	—	8,879
Manufactured Homes	15,757	—	—	15,757
Office	21,057	—	—	21,057
Regional Malls	12,578	—	—	12,578
Self Storage	57,032	—	—	57,032
Shopping Centers	34,423	—	—	34,423
Single Family Homes	11,796	—	—	11,796
Specialty	21,127	—	—	21,127
Total Common Stocks	417,904	—	—	417,904
Short-Term Investment
Investment Company	425	—	—	425
Total Assets	$418,329	$—	$—	$418,329

12

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2021

Notes to Financial Statements (cont'd)

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes.

3.  Foreign Currency Translation and Foreign Investments: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars as follows:

—  investments, other assets and liabilities at the prevailing rate of exchange on the valuation date;

—  investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) on investments in securities are included in the reported net realized and unrealized gains (losses) on investment transactions and balances. However, pursuant to U.S. federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are treated as ordinary income for U.S. federal income tax purposes.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from foreign currency forward exchange contracts, disposition of foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. The change in unrealized currency gains (losses) on foreign currency transactions for the period is reflected in the Statement of Operations.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, fluctuations of exchange rates in relation to the U.S. dollar, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

Governmental approval for foreign investments may be required in advance of making an investment under certain circumstances in some countries, and the extent of foreign investments in domestic companies may be subject to limitation in other countries. Foreign ownership limitations also may be imposed by the charters of individual companies to prevent, among other concerns, violations of foreign investment limitations. As a result, an additional class of shares (identified as "Foreign" in the Portfolio of Investments) may be created and offered for investment. The "local" and "foreign shares" market values may differ. In the absence of trading of the foreign shares in such markets, the Fund values the foreign shares at the closing exchange price of the local shares.

4.  Securities Lending: The Fund lends securities to qualified financial institutions, such as broker-dealers, to earn additional income. Any increase or decrease in the fair value of the securities loaned that might occur and any interest earned or dividends declared on those securities during the term of the loan would remain in the Fund. The Fund would receive cash or securities as collateral in an amount equal to or exceeding 100% of the current fair value of the loaned securities. The collateral is marked-to-market daily by State Street Bank and Trust Company ("State Street"), the securities lending agent, to ensure that a minimum of 100% collateral coverage is maintained.

Based on pre-established guidelines, the securities lending agent invests any cash collateral that is received in an affiliated money market portfolio and repurchase agreements. Securities lending income is generated from the earnings on the invested collateral and borrowing fees, less any rebates owed to the borrowers and compensation to the lending agent, and is recorded as "Income from Securities Loaned — Net" in the Fund's Statement of Operations. Risks in securities lending transactions are that a borrower may not provide additional collateral when required or return the securities when due, and that the value of the short-term investments will be less than the amount of cash collateral plus any rebate that is required to be returned to the borrower.

The Fund has the right under the securities lending agreement to recover the securities from the borrower on demand.

13

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2021

Notes to Financial Statements (cont'd)

At December 31, 2021, the Fund did not have any outstanding securities on loan.

5.  Indemnifications: The Company enters into contracts that contain a variety of indemnifications. The Company's maximum exposure under these arrangements is unknown. However, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

6.  Security Transactions, Income and Expenses: Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on the sale of investment securities are determined on the specific identified cost method. Dividend income and other distributions are recorded on the ex-dividend date (except for certain foreign dividends which may be recorded as soon as the Fund is informed of such dividends) net of applicable withholding taxes. Non-cash dividends received in the form of stock, if any, are recognized on the ex-dividend date and recorded as non-cash dividend income at fair value. Interest income is recognized on the accrual basis net of applicable withholding taxes except where collection is in doubt. Discounts are accreted and premiums are amortized over the life of the respective securities. Most expenses of the Company can be directly attributed to a particular Fund. Expenses which cannot be directly attributed are apportioned among the Funds based upon relative net assets or other appropriate methods. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets.

The Fund owns shares of REITs which report information on the source of their distributions annually in the following calendar year. A portion of distributions received from REITs during the year is estimated to be a return of capital and is recorded as a reduction of their cost.

7.  Dividends and Distributions to Shareholders: Dividends and distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed at least annually.

B. Advisory Fees: The Adviser, a wholly-owned subsidiary of Morgan Stanley, provides the Fund with advisory services under the terms of an Investment Advisory Agreement, paid quarterly, at the annual rate based on the daily net assets as follows:

First $500 million	Next $500 million	Over $1 billion
0.70%	0.65%	0.60%

For the year ended December 31, 2021, the advisory fee rate (net of waiver/rebate) was equivalent to an annual effective rate of 0.54% of the Fund's average daily net assets.

The Adviser has agreed to reduce its advisory fee and/or reimburse the Fund so that total annual Fund operating expenses, excluding certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 0.82% for Class I shares and 1.07% for Class II shares. The fee waivers and/or expense reimbursements will continue for at least one year from the date of the Fund's prospectus or until such time as the Directors act to discontinue all or a portion of such waivers and/or reimbursements when they deem such action is appropriate. For the year ended December 31, 2021, approximately $607,000 of advisory fees were waived pursuant to this arrangement.

C. Administration Fees: The Adviser also serves as Administrator to the Company and provides administrative services pursuant to an Administration Agreement for an annual fee, accrued daily and paid monthly, of 0.08% of the Fund's average daily net assets.

Under a Sub-Administration Agreement between the Administrator and State Street, State Street provides certain administrative services to the Company. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Fund.

D. Servicing Fees: The Company accrues daily and pays quarterly a servicing fee of up to 0.17% of the average daily value of shares of the Fund held in an insurance company's account. Certain insurance companies have entered into a servicing agreement with the Company to provide administrative and other contract-owner related services on behalf of the Fund.

E. Distribution Fees: Morgan Stanley Distribution, Inc. ("MSDI" or the "Distributor"), a wholly-owned subsidiary of the Adviser and an indirect subsidiary of Morgan Stanley, serves as the Distributor of the Fund and provides the Fund's Class II shareholders with distribution services pursuant to a Distribution Plan (the "Plan") in accordance with Rule 12b-1 under the Act. Under the Plan, the Fund is authorized to pay the Distributor a distribution fee, which is accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class II shares.

F. Dividend Disbursing and Transfer Agent: The Company's dividend disbursing and transfer agent is DST Asset Manager Solutions, Inc. ("DST"). Pursuant to a Transfer Agency Agreement, the Company pays DST a fee based on the number of classes, accounts and transactions relating to the Funds of the Company.

14

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2021

Notes to Financial Statements (cont'd)

G. Custodian Fees: State Street (the "Custodian") also serves as Custodian for the Company in accordance with a Custodian Agreement. The Custodian holds cash, securities and other assets of the Company as required by the Act. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

H. Security Transactions and Transactions with Affiliates: For the year ended December 31, 2021, purchases and sales of investment securities for the Fund, other than long-term U.S. Government securities and short-term investments were approximately $488,970,000 and $541,828,000, respectively. There were no purchases and sales of long-term U.S. Government securities for the year ended December 31, 2021.

The Fund invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds — Treasury Portfolio (the "Liquidity Funds"), an open-end management investment company managed by the Adviser, both directly and as a portion of the securities held as collateral on loaned securities. Advisory fees paid by the Fund are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Fund due to its investment in the Liquidity Funds. For the year ended December 31, 2021, advisory fees paid were reduced by approximately $2,000 relating to the Fund's investment in the Liquidity Funds.

A summary of the Fund's transactions in shares of affiliated investments during the year ended December 31, 2021 is as follows:

Affiliated Investment Company	Value December 31, 2020 (000)	Purchases at Cost (000)	Proceeds from Sales (000)	Dividend Income (000)
Liquidity Funds	$5,321	$129,473	$134,369	$—	@
Affiliated Investment Company (cont'd)	Realized Gain (Loss) (000)	Change in Unrealized Appreciation (Depreciation) (000)	Value December 31, 2021 (000)
Liquidity Funds	$—	$—	$425

@  Amount is less than $500.

The Fund is permitted to purchase and sell securities ("cross-trade") from and to other Morgan Stanley funds as well as other funds and client accounts for which the Adviser or an affiliate of the Adviser serves as investment adviser, pursuant to procedures approved by the Directors in compliance with

Rule 17a-7 under the Act (the "Rule"). Each cross-trade is executed at the current market price in compliance with provisions of the Rule. For the year ended December 31, 2021, the Fund did not engage in any cross-trade transactions.

The Fund has an unfunded Deferred Compensation Plan (the "Compensation Plan"), which allows each independent Director to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Directors. Each eligible Director generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley funds that are offered as investment options under the Compensation Plan. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the NAV of the Fund.

I. Federal Income Taxes: It is the Fund's intention to continue to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income. Accordingly, no provision for federal income taxes is required in the financial statements.

The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

FASB ASC 740-10, "Income Taxes — Overall", sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in "Other Expenses" in the Statement of Operations. The Fund files tax returns with the U.S. Internal Revenue Service, New York and various states. Generally, each of the tax years in the four-year period ended December 31, 2021 remains subject to examination by taxing authorities.

The tax character of distributions paid may differ from the character of distributions shown for GAAP purposes due to short-term capital gains being treated as ordinary income for

15

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2021

Notes to Financial Statements (cont'd)

tax purposes. The tax character of distributions paid during fiscal years 2021 and 2020 was as follows:

2021 Distributions Paid From:		2020 Distributions Paid From:
Ordinary Income (000)	Long-Term Capital Gain (000)	Ordinary Income (000)	Long-Term Capital Gain (000)
$7,396	$—	$9,512	$9,477

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are attributable to differing book and tax treatments for the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

The Fund had no permanent differences causing reclassifications among the components of net assets for the year ended December 31, 2021.

At December 31, 2021, the components of distributable earnings for the Fund on a tax basis were as follows:

Undistributed Ordinary Income (000)	Undistributed Long-Term Capital Gain (000)
$33,500	$43,031

During the year ended December 31, 2021, the Fund utilized capital loss carryforwards for U.S. federal income tax purposes of approximately $35,808,000.

J. Credit Facility: The Company and other Morgan Stanley funds participated in a $300,000,000 committed, unsecured revolving line of credit facility (the "Facility") with State Street. This Facility is to be used for temporary emergency purposes or funding of shareholder redemption requests. The interest rate on borrowings is based on the federal funds rate or 1 month LIBOR rate plus a spread. Effective April 19, 2021, the interest rate on borrowings is based on the federal funds effective rate or overnight bank funding rate plus a spread. The Facility also has a commitment fee of 0.25% per annum based on the unused portion of the Facility. During the year ended December 31, 2021, the Fund did not have any borrowings under the Facility.

K. Other: At December 31, 2021, the Fund had record owners of 10% or greater. Investment activities of these shareholders could have a material impact on the Fund. The aggregate percentage of such owners was 62.6%.

L. Market Risk: The outbreak of the coronavirus ("COVID-19") and the recovery responses could adversely impact the operations of the Fund and its service providers and financial performance of the Fund and the Fund's investments. The extent of such impact depends on future developments, including (i) the duration and spread of the outbreak, (ii) the restrictions and advisories, (iii) the effects on the financial markets, (iv) government and regulatory responses, and (v) the effects on the economy overall as a result of developments such as disruption to consumer demand, economic output and supply chains. The duration and extent of COVID-19 and associated economic and market conditions and uncertainty over the long term cannot be reasonably estimated at this time. The ultimate impact of COVID-19 and the extent to which the associated conditions impact the Fund will also depend on future developments, which are highly uncertain, difficult to accurately predict and subject to change at any time. If the financial performance of the Fund's investments is impacted because of these factors for an extended period, the Fund's investment results may be adversely affected.

16

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2021

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of
Morgan Stanley Variable Insurance Fund, Inc. —
U.S. Real Estate Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of U.S. Real Estate Portfolio (the "Fund") (one of the funds constituting Morgan Stanley Variable Insurance Fund, Inc. (the "Company")), including the portfolio of investments, as of December 31, 2021, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of U.S. Real Estate Portfolio (one of the funds constituting Morgan Stanley Variable Insurance Fund, Inc.) at December 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Company in accordance with the U.S. federal securities law and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of the Company's internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2021 by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Morgan Stanley investment companies since 2000.
Boston, Massachusetts
February 18, 2022
17

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2021

Liquidity Risk Management Program (unaudited)

In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the "Liquidity Rule"), the Fund has adopted and implemented a liquidity risk management program (the "Program"), which is reasonably designed to assess and manage the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of remaining investors' interests in the Fund (i.e., liquidity risk). The Fund's Board of Directors (the "Board") previously approved the designation of the Liquidity Risk Subcommittee (the "LRS") as Program administrator. The LRS is comprised of representatives from various divisions within Morgan Stanley Investment Management.

At a meeting held on March 3-4, 2021, the Board reviewed a written report prepared by the LRS that addressed the Program's operation and assessed its adequacy, and effectiveness of implementation for the period from January 1, 2020, through December 31, 2020, as required under the Liquidity Rule, and discussed the impact of the COVID-19 pandemic on liquidity and the LRS's assessment of liquidity risk during the reporting period, including during the distressed market environment caused by the onset of the COVID-19 pandemic. The report concluded that the Program operated effectively and was adequately and effectively implemented in all material aspects, and that the relevant controls and safeguards were appropriately designed to enable the LRS to administer the Program in compliance with the Liquidity Rule.

In accordance with the Program, the LRS assessed each Fund's liquidity risk no less frequently than annually taking into consideration certain factors, as applicable, such as (i) investment strategy and liquidity of portfolio investments, (ii) short-term and long-term cash flow projections and (iii) holdings of cash and cash equivalents and borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions.

Each Fund portfolio investment is classified into one of four liquidity categories, which classification is assessed at least monthly by the LRS. The classification is based on a determination of the number of days it is reasonably expected to take to convert the investment into cash, or sell or dispose of the investment, in current market conditions without significantly changing the market value of the investment. Liquidity classification determinations take into account various market, trading and investment-specific considerations, as well as market depth, and in some cases utilize third-party vendor data.

The Liquidity Rule limits a fund's investments in illiquid investments to 15% of its net assets and requires funds that do not primarily hold assets that are highly liquid investments to determine and maintain a minimum percentage of the fund's net assets to be invested in highly liquid investments (highly liquid investment minimum or "HLIM"). The LRS believes that the Program includes provisions reasonably designed to review, monitor and comply with the 15% limit on illiquid investments and for determining, periodically reviewing and complying with the HLIM requirement, as applicable.

There can be no assurance that the Program will achieve its objectives under all circumstances in the future. Please refer to the Fund's prospectus for more information regarding the Fund's exposure to liquidity risk and other risks to which it may be subject.

18

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2021

Federal Tax Notice (unaudited)

For federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during its taxable year ended December 31, 2021.

The Fund designated approximately $6,518,000 of its distributions paid as qualified business income.

In January, the Fund provides tax information to shareholders for the preceding calendar year.

19

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2021

Director and Officer Information (unaudited)

Independent Directors:

Name, Address and Birth Year of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director During Past 5 Years***
Frank L. Bowman c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1944	Director	Since August 2006

President, Strategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Morgan Stanley Funds (since August 2006); Chairperson of the Compliance and Insurance Committee (since October 2015); formerly, Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee (2007-2015); served as President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) (February 2005-November 2008); retired as Admiral, U.S. Navy after serving over 38 years on active duty including 8 years as Director of the Naval Nuclear Propulsion Program in the Department of the Navy and the U.S. Department of Energy (1996-2004); served as Chief of Naval Personnel (July 1994-September 1996) and on the Joint Staff as Director of Political Military Affairs (June 1992-July 1994); knighted as Honorary Knight Commander of the Most Excellent Order of the British Empire; awarded the Officier de l'Orde National du Mérite by the French Government; elected to the National Academy of Engineering (2009).

				77

Director of Naval and Nuclear Technologies LLP; Director Emeritus of the Armed Services YMCA; Member of the National Security Advisory Council of the Center for U.S. Global Engagement and a member of the CNA Military Advisory Board; Chairman of Fairhaven United Methodist Church; Member of the Board of Advisors of the Dolphin Scholarship Foundation; Director of other various nonprofit organizations; formerly, Director of BP, plc (November 2010-May 2019).

Kathleen A. Dennis c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1953	Director	Since August 2006	Chairperson of the Governance Committee (since January 2021), Chairperson of the Liquidity and Alternatives Sub-Committee of the Investment Committee (2006-2020) and Director or Trustee of various Morgan Stanley Funds (since August 2006); President, Cedarwood Associates (mutual fund and investment management consulting) (since July 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	77	Board Member, University of Albany Foundation (2012-present); Board Member, Mutual Funds Directors Forum (2014-present); Director of various non-profit organizations.
Nancy C. Everett c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1955	Director	Since January 2015	Chairperson of the Equity Investment Committee (since January 2021); Director or Trustee of various Morgan Stanley Funds (since January 2015); Chief Executive Officer, Virginia Commonwealth University Investment Company (since November 2015); Owner, OBIR, LLC (institutional investment management consulting) (since June 2014); formerly, Managing Director, BlackRock, Inc. (February 2011-December 2013) and Chief Executive Officer, General Motors Asset Management (a/k/a Promark Global Advisors, Inc.) (June 2005-May 2010).	78

Formerly, Member of Virginia Commonwealth University School of Business Foundation (2005-2016); Member of Virginia Commonwealth University Board of Visitors (2013-2015); Member of Committee on Directors for Emerging Markets Growth Fund, Inc. (2007-2010); Chairperson of Performance Equity Management, LLC (2006-2010); and Chairperson, GMAM Absolute Return Strategies Fund, LLC (2006-2010).

20

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2021

Director and Officer Information (unaudited) (cont'd)

Independent Directors (cont'd):

Name, Address and Birth Year of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director During Past 5 Years***
Jakki L. Haussler c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1957	Director	Since January 2015	Director or Trustee of various Morgan Stanley Funds (since January 2015); Chairman, Opus Capital Group (since 1996); formerly, Chief Executive Officer, Opus Capital Group (1996-2019); Director, Capvest Venture Fund, LP (May 2000-December 2011); Partner, Adena Ventures, LP (July 1999-December 2010); Director, The Victory Funds (February 2005-July 2008).	78

Director, Barnes Group Inc. (since July 2021); Director of Cincinnati Bell Inc. and Member, Audit Committee and Chairman, Governance and Nominating Committee; Director of Service Corporation International and Member, Audit Committee and Investment Committee; Director of Northern Kentucky University Foundation and Member, Investment Committee; Member of Chase College of Law Transactional Law Practice Center Board of Advisors; Director of Best Transport; Director of Chase College of Law Board of Visitors; formerly, Member, University of Cincinnati Foundation Investment Committee; Member, Miami University Board of Visitors (2008-2011); Trustee of Victory Funds (2005-2008) and Chairman, Investment Committee (2007-2008) and Member, Service Provider Committee (2005-2008).

Dr. Manuel H. Johnson c/o Johnson Smick International, Inc. 220 I Street, NE Suite 200 Washington, D.C. 20002 Birth Year: 1949	Director	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Fixed Income, Liquidity and Alternatives Investment Committee (since January 2021), Chairperson of the Investment Committee (2006-2020) and Director or Trustee of various Morgan Stanley Funds (since July 1991); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly, Chairperson of the Audit Committee (July 1991-September 2006); Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	77	Director of NVR, Inc. (home construction).
Joseph J. Kearns c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1942	Director	Since August 1994	Senior Adviser, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 1994); formerly, Deputy Chairperson of the Audit Committee (July 2003-September 2006) and Chairperson of the Audit Committee of various Morgan Stanley Funds (since August 1994); CFO of the J. Paul Getty Trust (1982-1999).	78	Director, Rubicon Investments (since February 2019); Prior to August 2016, Director of Electro Rent Corporation (equipment leasing); Prior to December 31, 2013, Director of The Ford Family Foundation.
Michael F. Klein c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1958	Director	Since August 2006

Chairperson of the Risk Committee (since January 2021); Managing Director, Aetos Alternatives Management, LP (since March 2000); Co-President, Aetos Alternatives Management, LP (since January 2004) and Co-Chief Executive Officer of Aetos Alternatives Management, LP (since August 2013); Chairperson of the Fixed Income Sub-Committee of the Investment Committee (2006-2020) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management and President, various Morgan Stanley Funds (June 1998-March 2000); Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).

				77	Director of certain investment funds managed or sponsored by Aetos Alternatives Management, LP; Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).

21

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2021

Director and Officer Information (unaudited) (cont'd)

Independent Directors (cont'd):

Name, Address and Birth Year of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director During Past 5 Years***
Patricia A. Maleski c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1960	Director	Since January 2017	Director or Trustee of various Morgan Stanley Funds (since January 2017); Managing Director, JPMorgan Asset Management (2004-2016); Oversight and Control Head of Fiduciary and Conflicts of Interest Program (2015-2016); Chief Control Officer — Global Asset Management (2013-2015); President, JPMorgan Funds (2010-2013); Chief Administrative Officer (2004-2013); various other positions including Treasurer and Board Liaison (since 2001).	78	Trustee, Nutley Family Service Bureau, Inc. (since January 2022).
W. Allen Reed c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1947	Chair of the Board and Director	Chair of the Board since August 2020 and Director since August 2006	Chair of the Boards of various Morgan Stanley Funds (since August 2020); Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Vice Chair of the Boards of various Morgan Stanley Funds (January 2020-August 2020); President and Chief Executive Officer of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994-December 2005).	77	Formerly, Director of Legg Mason, Inc. (2006-2019); and Director of the Auburn University Foundation (2010-2015).
Frances L. Cashman c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1961	Advisory Board Member	Advisory Board Member Since January 2022	Chief Executive Officer, Asset Management Division, Euromoney Institutional Investor PLC (financial information) (May 2021-Present); Executive Vice President and various other roles, Legg Mason & Co. (asset management) (2010-2020); Managing Director, Stifel Nicolaus (2005-2010).	78

Trustee and Investment Committee Member, Georgia Tech Foundation (Since June 2019); Trustee and Chair of Marketing Committee, Loyola Blakefield (Since September 2017); Trustee, MMI Gateway Foundation (since September 2017); Director and Investment Committee Member, Catholic Community Foundation Board (2012-2018); Director and Investment Committee Member, St. Ignatius Loyola Academy (2011-2017).

Eddie A. Grier c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1955	Advisory Board Member	Advisory Board Member Since January 2022	Dean, Santa Clara University Leavey School of Business (since April 2021); Dean, Virginia Commonwealth University School of Business (2010-2021); President and various other roles, Walt Disney Company (entertainment and media) (1981-2010).	78

Director, Witt/Keiffer, Inc. (executive search) (since 2016); Director, NuStar GP, LLC (energy) (since August 2021); Director, Sonida Senior Living, Inc. (residential community operator) (2016-2021); Director, NVR, Inc. (homebuilding) (2013-2020); Director, Middleburg Trust Company (wealth management) (2014-2019); Director, Colonial Williamsburg Company (since 2012); Regent, University of Massachusetts Global (since 2021); Director and Chair, ChildFund International (2012-2021); Trustee, Brandman University (2010-2021); Director, Richmond Forum (2012-2019).

*  This is the earliest date the Director began serving the Morgan Stanley Funds. Each Director serves an indefinite term, until his or her successor is elected.

**  The Fund Complex includes (as of December 31, 2021) all open-end and closed-end funds (including all of their portfolios) advised by Morgan Stanley Investment Management Inc. (the "Adviser") and any funds that have an adviser that is an affiliated person of the Adviser (including, but not limited to, Morgan Stanley AIP GP LP).

***  This includes any directorships at public companies and registered investment companies held by the Director at any time during the past five years.

22

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2021

Director and Officer Information (unaudited) (cont'd)

Executive Officers:

Name, Address and Birth Year of Executive Officer	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years
John H. Gernon 522 Fifth Avenue New York, NY 10036 Birth Year: 1963	President and Principal Executive Officer	Since September 2013

President and Principal Executive Officer of the Equity and Fixed Income Funds and the Morgan Stanley AIP Funds (since September 2013) and the Liquidity Funds and various money market funds (since May 2014) in the Fund Complex; Managing Director of the Adviser.

Deidre A. Downes 1633 Broadway New York, NY 10019 Birth Year: 1977	Chief Compliance Officer	Since November 2021

Executive Director of the Adviser (since January 2021) and Chief Compliance Officer of various Morgan Stanley Funds (since November 2021). Formerly, Vice President and Corporate Counsel at PGIM and Prudential Financial (October 2016-December 2020).

Francis J. Smith 522 Fifth Avenue New York, NY 10036 Birth Year: 1965	Treasurer and Principal Financial Officer	Treasurer since July 2003 and Principal Financial Officer since September 2002	Managing Director of the Adviser and various entities affiliated with the Adviser; Treasurer (since July 2003) and Principal Financial Officer of various Morgan Stanley Funds (since September 2002).
Mary E. Mullin 1633 Broadway New York, NY 10019 Birth Year: 1967	Secretary	Since June 1999	Managing Director of the Adviser; Secretary of various Morgan Stanley Funds (since June 1999).
Michael J. Key 522 Fifth Avenue New York, NY 10036 Birth Year: 1979	Vice President	Since June 2017

Vice President of the Equity and Fixed Income Funds, Liquidity Funds, various money market funds and the Morgan Stanley AIP Funds in the Fund Complex (since June 2017); Executive Director of the Adviser; Head of Product Development for Equity and Fixed Income Funds (since August 2013).

*  This is the earliest date the officer began serving the Morgan Stanley Funds. Each officer serves an indefinite term, until his or her successor is elected.

23

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2021

Adviser and Administrator

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

Distributor

Morgan Stanley Distribution, Inc.
522 Fifth Avenue
New York, New York 10036

Dividend Disbursing and Transfer Agent

DST Asset Manager Solutions, Inc.
2000 Crown Colony Drive
Quincy, Massachusetts 02169

Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Counsel to the Independent Directors

Perkins Coie LLP
1155 Avenue of the Americas,
22nd Floor
New York, New York 10036

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

Reporting to Shareholders

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its Semi-Annual and the Annual Reports within 60 days of the end of the fund's second and fourth fiscal quarters. The Semi-Annual and Annual Reports are filed electronically with the Securities and Exchange Commission ("SEC") on Form N-CSRS and Form N-CSR, respectively. Morgan Stanley also delivers the Semi-Annual and Annual Reports to fund shareholders and makes these reports available on its public website, www.morganstanley.com/im/shareholderreports. Each Morgan Stanley non-money market fund also files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters as an attachment to Form N-PORT. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, but makes the complete schedule of portfolio holdings for the fund's first and third fiscal quarters available on its public website. The holdings for each money market fund are also posted to the Morgan Stanley public website. You may obtain the Form N-PORT filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's website, www.sec.gov. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's email address (publicinfo@sec.gov).

Proxy Voting Policies and Procedures and Proxy Voting Record

You may obtain a copy of the Company's Proxy Voting Policy and Procedures and information regarding how the Company voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, without charge, upon request, by calling toll free 1 (800) 548-7786 or by visiting our website at www.morganstanley.com/im/shareholderreports. This information is also available on the SEC's website at www.sec.gov.

This report is submitted for the general information of the shareholders of the Fund. For more detailed information about the Fund, its fees and expenses and other pertinent information, please read its Prospectus. The Company's Statement of Additional Information contains additional information about the Fund, including its Directors. It is available, without charge, by calling 1 (800) 548-7786.

Householding Notice

To reduce printing and mailing costs, the Fund attempts to eliminate duplicate mailings to the same address. The Fund delivers a single copy of certain shareholder documents, including shareholder reports, prospectuses and proxy materials, to investors with the same last name who reside at the same address. Your participation in this program will continue for an unlimited period of time unless you instruct us otherwise. You can request multiple copies of these documents by calling (800) 548-7786, 8:00 a.m. to 6:00 p.m., ET. Once our Customer Service Center has received your instructions, we will begin sending individual copies for each account within 30 days.

This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective Prospectus. Read the Prospectus carefully before investing.

UIFREIANN
3997802 EXP 02.28.23

Item 2. Code of Ethics.

(a)            The registrant has adopted a code of ethics (the "Code of Ethics") that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)            No information need be disclosed pursuant to this paragraph.

(c)            Not applicable.

(d)            Not applicable.

(e)            Not applicable.

(f)

(1)            The registrant’s Code of Ethics is attached hereto as Exhibit 13 A.

(2)            Not applicable.

(3)            Not applicable.

Item 3. Audit Committee Financial Expert.

The registrant's Board of Directors has determined that Joseph J. Kearns, an “independent” Trustee, is an “audit committee financial expert" serving on its audit committee. Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an "expert" for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Directors in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services.

(a)(b)(c)(d) and (g). Based on fees billed for the periods shown:

2021	Registrant			Covered Entities(1)
Audit Fees		$560,695		N/A

Non-Audit Fees
Audit-Related Fees		$—	(2)	$—	(2)
Tax Fees			$(3)	$—	(4)
All Other Fees		$—		$26,678,468	(5)
Total Non-Audit Fees	$			$26,678,468

Total		$560,695		$26,678,468

2020	Registrant		Covered Entities(1)
Audit Fees	$531,866		N/A

Non-Audit Fees
Audit-Related Fees	$—	(2)	$—	(2)
Tax Fees	$—	(3)	$231,320	(4)
All Other Fees	$—		$—	(5)
Total Non-Audit Fees	$—		$231,320

Total	$531,866		$231,320

N/A- Not applicable, as not required by Item 4.

(1)	Covered Entities include the Adviser (excluding sub-advisors) and any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Registrant.

(2)	Audit-Related Fees represent assurance and related services provided that are reasonably related to the performance of the audit of the financial statements of the Covered Entities' and funds advised by the Adviser or its affiliates, specifically data verification and agreed-upon procedures related to asset securitizations and agreed-upon procedures engagements.

(3)	Tax Fees represent tax compliance, tax planning and tax advice services provided in connection with the preparation and review of the Registrant’s tax returns.

(4)	Tax Fees represent tax compliance, tax planning and tax advice services provided in connection with the review of Covered Entities' tax returns.

(5)	The fees included under “All Other Fees” are for services provided by Ernst & Young LLP related to surprise examinations for certain investment accounts to satisfy SEC Custody Rules and consulting services related to merger integration for sister entity to the Adviser.

(e)(1) The audit committee’s pre-approval policies and procedures are as follows:

AUDIT COMMITTEE

AUDIT AND NON-AUDIT SERVICES

PRE-APPROVAL POLICY AND PROCEDURES

OF THE

MORGAN STANLEY FUNDS

AS ADOPTED AND AMENDED JULY 23, 2004 AND JUNE 12 AND 13, 20193

1.	Statement of Principles

The Audit Committee of the Board is required to review and, in its sole discretion, pre-approve all Covered Services to be provided by the Independent Auditors to the Fund and Covered Entities in order to assure that services performed by the Independent Auditors do not impair the auditor’s independence from the Fund.

The SEC has issued rules specifying the types of services that an independent auditor may not provide to its audit client, as well as the audit committee’s administration of the engagement of the independent auditor. The SEC’s rules establish two different approaches to pre-approving services, which the SEC considers to be equally valid. Proposed services either: may be pre-approved without consideration of specific case-by-case services by the Audit Committee (“general pre-approval”); or require the specific pre-approval of the Audit Committee or its delegate (“specific pre-approval”). The Audit Committee believes that the combination of these two approaches in this Policy will result in an effective and efficient procedure to pre-approve services performed by the Independent Auditors. As set forth in this Policy, unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee (or by any member of the Audit Committee to which pre-approval authority has been delegated) if it is to be provided by the Independent Auditors. Any proposed services exceeding pre-approved cost levels or budgeted amounts will also require specific pre-approval by the Audit Committee.

The appendices to this Policy describe the Audit, Audit-related, Tax and All Other services that have the general pre-approval of the Audit Committee. The term of any general pre-approval is 12 months from the date of pre-approval, unless the Audit Committee considers and provides a different period and states otherwise. The Audit Committee will annually review and pre-approve the services that may be provided by the Independent Auditors without obtaining specific pre-approval from the Audit Committee. The Audit Committee will add to or subtract from the list of general pre-approved services from time to time, based on subsequent determinations.

The purpose of this Policy is to set forth the policy and procedures by which the Audit Committee intends to fulfill its responsibilities. It does not delegate the Audit Committee’s responsibilities to pre-approve services performed by the Independent Auditors to management.

The Fund’s Independent Auditors have reviewed this Policy and believes that implementation of the Policy will not adversely affect the Independent Auditors’ independence.

3 This Audit Committee Audit and Non-Audit Services Pre-Approval Policy and Procedures (the “Policy”), adopted as of the date above, supersedes and replaces all prior versions that may have been adopted from time to time.

2.	Delegation

As provided in the Act and the SEC’s rules, the Audit Committee may delegate either type of pre-approval authority to one or more of its members. The member to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next scheduled meeting.

3.	Audit Services

The annual Audit services engagement terms and fees are subject to the specific pre-approval of the Audit Committee. Audit services include the annual financial statement audit and other procedures required to be performed by the Independent Auditors to be able to form an opinion on the Fund’s financial statements. These other procedures include information systems and procedural reviews and testing performed in order to understand and place reliance on the systems of internal control, and consultations relating to the audit. The Audit Committee will approve, if necessary, any changes in terms, conditions and fees resulting from changes in audit scope, Fund structure or other items.

In addition to the annual Audit services engagement approved by the Audit Committee, the Audit Committee may grant general pre-approval to other Audit services, which are those services that only the Independent Auditors reasonably can provide. Other Audit services may include statutory audits and services associated with SEC registration statements (on Forms N-1A, N-2, N-3, N-4, etc.), periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings.

The Audit Committee has pre-approved the Audit services in Appendix A. All other Audit services not listed in Appendix A must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

4.	Audit-related Services

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or review of the Fund’s financial statements and, to the extent they are Covered Services, the Covered Entities or that are traditionally performed by the Independent Auditors. Because the Audit Committee believes that the provision of Audit-related services does not impair the independence of the auditor and is consistent with the SEC’s rules on auditor independence, the Audit Committee may grant general pre-approval to Audit-related services. Audit-related services include, among others, accounting consultations related to accounting, financial reporting or disclosure matters not classified as “Audit services”; assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; agreed-upon or expanded audit procedures related to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters; and assistance with internal control reporting requirements under Forms N-CEN and/or N-CSR.

The Audit Committee has pre-approved the Audit-related services in Appendix A. All other Audit-related services not listed in Appendix A must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

5.	Tax Services

The Audit Committee believes that the Independent Auditors can provide Tax services to the Fund and, to the extent they are Covered Services, the Covered Entities, such as tax compliance, tax planning and tax advice without impairing the auditor’s independence, and the SEC has stated that the Independent Auditors may provide such services.

Pursuant to the preceding paragraph, the Audit Committee has pre-approved the Tax Services in Appendix A. All Tax services in Appendix A must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

6.	All Other Services

The Audit Committee believes, based on the SEC’s rules prohibiting the Independent Auditors from providing specific non-audit services, that other types of non-audit services are permitted. Accordingly, the Audit Committee believes it may grant general pre-approval to those permissible non-audit services classified as All Other services that it believes are routine and recurring services, would not impair the independence of the auditor and are consistent with the SEC’s rules on auditor independence.

The Audit Committee has pre-approved the All Other services in Appendix A. Permissible All Other services not listed in Appendix A must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

7.	Pre-Approval Fee Levels or Budgeted Amounts

Pre-approval fee levels or budgeted amounts for all services to be provided by the Independent Auditors will be established annually by the Audit Committee. Any proposed services exceeding these levels or amounts will require specific pre-approval by the Audit Committee. The Audit Committee is mindful of the overall relationship of fees for audit and non-audit services in determining whether to pre-approve any such services.

8.	Procedures

All requests or applications for services to be provided by the Independent Auditors that do not require specific approval by the Audit Committee will be submitted to the Fund’s Principal Financial and Accounting Officer and must include a detailed description of the services to be rendered. The Fund’s Principal Financial and Accounting Officer will determine whether such services are included within the list of services that have received the general pre-approval of the Audit Committee. The Audit Committee will be informed on a timely basis of any such services rendered by the Independent Auditors. Requests or applications to provide services that require specific approval by the Audit Committee or Chairperson of the Audit Committee will be submitted to the Audit Committee by the Fund's Principal Financial and Accounting Officer, who, after consultation with the Independent Auditors, will discuss whether, the request or application is consistent with the SEC’s rules on auditor independence.

The Audit Committee has designated the Fund’s Principal Financial and Accounting Officer to monitor the performance of all services provided by the Independent Auditors and to determine whether such services are in compliance with this Policy. The Fund’s Principal Financial and Accounting Officer will report to the Audit Committee on a periodic basis on the results of its monitoring. Both the Fund’s Principal Financial and Accounting Officer and management will immediately report to the Chairperson of the Audit Committee any breach of this Policy that comes to the attention of the Fund’s Principal Financial and Accounting Officer or any member of management.

9.	Additional Requirements

The Audit Committee has determined to take additional measures on an annual basis to meet its responsibility to oversee the work of the Independent Auditors and to assure the auditor’s independence from the Fund, such as reviewing a formal written statement from the Independent Auditors delineating all relationships between the Independent Auditors and the Fund, consistent with the PCAOB’s Ethics and Independence Rule 3526, and discussing with the Independent Auditors its methods and procedures for ensuring independence.

10.	Covered Entities

Covered Entities include the Fund’s investment adviser(s) and any entity controlling, controlled by or under common control with the Fund’s investment adviser(s) that provides ongoing services to the Fund(s). Beginning with non-audit service contracts entered into on or after May 6, 2003, the Fund’s audit committee must pre-approve non-audit services provided not only to the Fund but also to the Covered Entities if the engagements relate directly to the operations and financial reporting of the Fund. This list of Covered Entities would include:

Morgan Stanley Funds

Morgan Stanley & Co. LLC

Morgan Stanley Investment Management Inc.

Morgan Stanley Investment Management Limited

Morgan Stanley Investment Management Private Limited

Morgan Stanley Asset & Investment Trust Management Co., Limited

Morgan Stanley Investment Management Company

Morgan Stanley Services Company, Inc.

Morgan Stanley Distribution, Inc.

Morgan Stanley AIP GP LP

Morgan Stanley Alternative Investment Partners LP

Morgan Stanley Smith Barney LLC

Morgan Stanley Capital Management LLC

Morgan Stanley Asia Limited

Morgan Stanley Services Group

(e)(2)  Beginning with non-audit service contracts entered into on or after May 6, 2003, the audit committee also is required to pre-approve services to Covered Entities to the extent that the services are determined to have a direct impact on the operations or financial reporting of the Registrant. 100% of such services were pre-approved by the audit committee pursuant to the Audit Committee’s pre-approval policies and procedures (attached hereto).

(f)  Not applicable.

(g)  See table above.

(h)  The audit committee of the Board of Directors has considered whether the provision of services other than audit services performed by the auditors to the Registrant and Covered Entities is compatible with maintaining the auditors' independence in performing audit services.

APPENDIX A

Pre-Approved Audit Services

Service Range of Fees
	The Fund(s)	Covered Entities
Statutory audits or financial audits for the Funds	For a complete list of fees, please contact the legal department **	N/A

Services associated with SEC registration statements (including new fund filings/seed audits), periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings (e.g., comfort letters for closed-end fund offerings, consents), and assistance in responding to SEC comment letters

	*	*

Consultations by the Fund’s management as to the accounting or disclosure treatment of transactions or events and/or the actual or potential impact of final or proposed rules, standards or interpretations by the SEC, FASB, or other regulatory or standard setting bodies (Note: Under SEC rules, some consultations may be “audit related” services rather than “audit” services)

	*	*

Pre-Approved Audit-Related Services

Service Range of Fees
	The Fund(s)	Covered Entities
Attest procedures not required by statute or regulation	*	*
Due diligence services pertaining to potential fund mergers	*	*

Consultations by the Fund’s management as to the accounting or disclosure treatment of transactions or events and/or the actual or potential impact of final or proposed rules, standards or interpretations by the SEC, FASB, or other regulatory or standard-setting bodies (Note: Under SEC rules, some consultations may be “audit” services rather than “audit-related” services)

	*	*
General assistance with implementation of the requirements of SEC rules or listing standards promulgated pursuant to the Sarbanes-Oxley Act	*	*

Pre-Approved Tax Services

Service Range of Fees
	The Fund(s)	Covered Entities
U.S. federal, state and local tax planning and advice	*	*
U.S. federal, state and local tax compliance	*	*
International tax planning and advice	*	*
International tax compliance	*	*
Review/preparation of federal, state, local and international income, franchise, and other tax returns	$450,000 PwC	N/A
Identification of Passive Foreign Investment Companies	$150,000 PwC
PwC ITV Tool – assist in determining which Fund holdings have foreign capital gains tax exposure	$125,000 PwC
Foreign Tax Services - Preparation of local foreign tax returns and assistance with local tax compliance issues (including maintenance of transaction schedules, assistance in periodic tax remittances, tax registration, representing funds before foreign revenue authorities and assistance with assessment orders)	$500,000 PwC	*
Assistance with tax audits and appeals before the IRS and similar state, local and foreign agencies	*	*
Tax advice and assistance regarding statutory, regulatory or administrative developments (e.g., excise tax reviews, evaluation of Fund’s tax compliance function)	*	*

Pre-Approved All Other Services

Service Range of Fees
	The Fund(s)	Covered Entities
Risk management advisory services, e.g., assessment and testing of security infrastructure controls	*	*

*Aggregate fees related to the pre-approved services will be limited to 10% of the 2021/2022 annual fees for audit and tax services (see fee schedule distributed by the Auditors).

** Audit and tax services for new funds/portfolios will be subject to the maximum audit and tax fee for a fund/portfolio on fee schedule distributed by the Auditors.

Prohibited Non-Audit Services

●	Bookkeeping or other services related to the accounting records or financial statements of the audit client

●	Financial information systems design and implementation

●	Appraisal or valuation services, fairness opinions or contribution-in-kind reports

●	Actuarial services

●	Internal audit outsourcing services

●	Management functions

●	Human resources

●	Broker-dealer, investment adviser or investment banking services

●	Legal services

●	Expert services unrelated to the audit

Item 5. Audit Committee of Listed Registrants.

(a) The registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act whose members are:

Joseph J. Kearns, Nancy C. Everett and Jakki L. Haussler.

(b) Not applicable.

Item 6. Schedule of Investments

(a) Refer to Item 1.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Applicable only to reports filed by closed-end funds.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Applicable only to reports filed by closed-end funds.

Item 9. Closed-End Fund Repurchases

Applicable only to reports filed by closed-end funds.

Item 10. Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominee to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item.

Item 11. Controls and Procedures

(a)  The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms, based upon such officers' evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.

(b)  There were no changes in the registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed End Management Investment Companies.

Not Applicable

Item 13. Exhibits

(a) The Code of Ethics for Principal Executive and Senior Financial Officers.

(b) A separate certification for each principal executive officer and principal financial officer of the registrant as part of EX-99.CERT

(c) Section 906 Certification.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Morgan Stanley Variable Insurance Fund, Inc.

/s/ John H. Gernon
John H. Gernon
Principal Executive Officer

February 16, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ John H. Gernon
John H. Gernon
Principal Executive Officer

February 16, 2022

/s/ Francis J. Smith
Francis J. Smith
Principal Financial Officer

February 16, 2022